                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM N-CSR


  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number 811-03605


                         Northern Institutional Funds
              (Exact name of registrant as specified in charter)


                            50 South LaSalle Street
                               Chicago, IL 60603
              (Address of principal executive offices) (Zip code)


                         Lloyd A. Wennlund, President
                         Northern Institutional Funds
                            50 South LaSalle Street
                               Chicago, IL 60603
                    (Name and address of agent for service)


Registrant's telephone number, including area code: (312) 557-7547


Date of fiscal year end: November 30


Date of reporting period: November 30, 2006

Item 1. Reports to Stockholders.

                                                        MONEY MARKET PORTFOLIOS

TABLE OF CONTENTS


 2  PORTFOLIO MANAGEMENT COMMENTARY

 6  STATEMENTS OF ASSETS AND LIABILITIES

 7  STATEMENTS OF OPERATIONS

 8  STATEMENTS OF CHANGES IN NET ASSETS

10  FINANCIAL HIGHLIGHTS

19  SCHEDULES OF INVESTMENTS

    19                DIVERSIFIED ASSETS PORTFOLIO

    27                GOVERNMENT PORTFOLIO

    29                GOVERNMENT SELECT PORTFOLIO

    31                TAX-EXEMPT PORTFOLIO

    39                MUNICIPAL PORTFOLIO

54  ABBREVIATIONS AND OTHER INFORMATION

55  NOTES TO THE FINANCIAL STATEMENTS

60  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

61  TAX INFORMATION

62  FUND EXPENSES

64  TRUSTEES AND OFFICERS

68  FOR MORE INFORMATION


The report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds' investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

Investments in the Portfolios are not insured or guaranteed by the FDIC or any other governmental agency. Although each Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Funds Distributors, LLC,
not affiliated with Northern Trust

                               NOT FDIC INSURED
--------------------------------------------------------------------------------
                       May lose value/No bank guarantee

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 1   MONEY MARKET PORTFOLIOS

PORTFOLIO MANAGEMENT COMMENTARY

DIVERSIFIED ASSETS PORTFOLIO                      PETER YI - Portfolio Manager

For its most recent fiscal year, which ended November 30, 2006, the Diversified Assets Portfolio posted a 4.70 percent total return, compared with the 4.59 percent return of the iMoneyNet/(TM)/ First Tier Institutional category. As of November 30, 2006, the Portfolio's 7-day current yield was 4.98 percent.

Market participants began 2006 anticipating an end to the U.S. Federal Reserve's tightening cycle following the exclusion of the "accommodative" language in its December policy statement. Additional uncertainty arose with a new Fed Chairman assuming the helm in February. With the housing market continuing to soften and mixed economic data, the Fed first held rates steady at its August meeting. In keeping with economic moderation, real GDP moved from
5.6 percent in the first quarter to estimates of 2.2 percent in the third. By year-end, concerns over weak manufacturing data fueled a significant rally in the bond markets. Although the core inflation rate remains above a comfortable range, we believe the general market bias has tilted toward expectations for lower interest rates in 2007.

The Portfolio maintained above-average duration throughout the year, shifting in magnitude based on interest rate expectations. During the second half, following hawkish comments by policymakers, we added some nine-month and one-year positions that aggressively "priced in" potential tightening by the Fed. We also focused on adding variable-rate products that would protect performance if the Fed unexpectedly resumes tightening in 2007. Toward the end of the year, we utilized a "laddered" portfolio strategy to opportunistically take advantage of any increase in yields, depending on the shape of the yield curve.

GOVERNMENT PORTFOLIO                        MARY ANN FLYNN - Portfolio Manager

Following 17 consecutive rate hikes, the U.S. Federal Reserve decided in August to leave short-term rates unchanged at 5.25 percent. It appears that the tightening cycle is over for the year and possibly longer. Supporting this view, economic growth has slowed, due in part to the cooling in the housing market. However, with core inflation rising above the comfort zone, Fed officials have noted that some inflation risk remains.

For the 12-month period ended November 30, 2006, the Portfolio returned 4.65 percent, compared to 4.51 percent for the iMoneyNet/(TM)/ Government & Agencies Institutional category. As of November 30, 2006, the Portfolio's current 7-day yield was 4.96 percent.

Starting the year, a barbell strategy was used to build the liquidity needed to extend duration upon rate increases in the market. An adjustment was then made from a barbell to a long position, selectively extending with a "laddered" strategy. In turn, investments were based on a possible shift from a rising rate environment to a pause in Fed policy. Throughout the year, we maintained a longer duration versus the benchmark while we pursued purchasing opportunities as they arose.

With the Fed having ended, at least for a time, its course of measured tightening, we believe any additional Fed moves will be dependent on ongoing data and forecasts. The Portfolio has increased its position in variable rate instruments with 30- and 90-day resets as a hedge against the uncertain direction of future Fed activity.

ADDITIONAL INFORMATION

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Portfolios than the total return. Performance information shown is that of a Portfolio's Shares Class. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

Performance calculations reflect fee waivers in effect. Current 7-Day Yield refers to the net income generated over the 7-day period ending on 11/30/06. In the absence of fee waivers, the Current 7-Day Yield for the Diversified Assets Portfolio and the Government Portfolio would have been 4.96% and 4.93%, respectively, as of 11/30/06.

We compare our Portfolios to the iMoneyNet Money Fund Report Averages/(TM)/, which are composites of professionally managed money market investments with similar investment objectives.

Investments in the Portfolios are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolios seek to maintain a value of $1.00 per share, it is possible to lose money by investing.

MONEY MARKET PORTFOLIOS 2 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

PORTFOLIO MANAGEMENT COMMENTARY

GOVERNMENT SELECT PORTFOLIO                 MARY ANN FLYNN - Portfolio Manager

In 2006, the criminal investigation of Fannie Mae ended with the company agreeing to pay a $400 million fine stemming from accounting irregularities and earnings manipulation. It also appears that Freddie Mac will not face criminal charges in connection with the accounting scandal and believes the matter is "inactive."

During the period, our outlook shifted from a rising rate environment to the possibility of no Fed activity through year end. The Portfolio went from a barbelled position with a neutral duration stance to a longer stance, selectively extending purchases with a laddered strategy. Floating rate instruments with 30- and 90-day resets were added as a hedge against future Fed moves.

We have maintained a longer duration than our benchmark as we continued to find buying opportunities. This positioning benefited the Portfolio, which returned
4.72 percent for the fiscal year ended November 30, 2006. The iMoneyNet/(TM)/ Government & Agencies Institutional category returned 4.51 percent for the same period. As of November 30, 2006, the Portfolio's current 7-day yield was 5.03 percent.

TAX-EXEMPT PORTFOLIO                          KURT STOEBER - Portfolio Manager

During the 12 months ended November 30, 2006, the U.S. Federal Reserve raised short-term interest rates by an additional 125 basis points, leaving the federal funds rate at 5.25 percent. At its August 2006 meeting, the Fed elected to pause from raising rates, while expressing concern about inflationary pressures driven in part by rising energy prices. Although they have declined from their late summer peak, energy prices have remained persistently high, keeping the threat of inflation in the forefront of policymakers' minds. The current market consensus is for the Fed to refrain from short-term interest rate increases for the foreseeable future.

The Portfolio returned 3.11 percent for the fiscal year ended November 30, 2006, compared with the 2.97 percent return of the iMoneyNet/(TM)/ Tax-Free Institutional category. The Portfolio's current 7-day yield as of November 30, 2006, was 3.27 percent. During the year, our strategy was to carefully manage Portfolio duration in the face of a rising rate environment. To maintain duration, we purchased a significant number of fixed-rate one-year notes. We remain committed to maintaining a high-quality portfolio composition by primarily purchasing only top-tier short-term securities that are not subject to the Alternative Minimum Tax.

ADDITIONAL INFORMATION

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. Performance information shown is that of a Portfolio's Shares Class. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

Performance calculations reflect fee waivers in effect. Current 7-Day Yield refers to the net income generated over the 7-day period ending on 11/30/06. In the absence of fee waivers, the Current 7-Day Yield for the Government Select Portfolio and Tax-Exempt Portfolio would have been 4.91% and 3.24%, respectively, as of 11/30/06.

We compare our Portfolios to the iMoneyNet Money Fund Report Averages/TM/, which are composites of professionally managed money market investments with similar investment objectives.

Investments in the Portfolios are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolios seek to maintain a value of $1.00 per share, it is possible to lose money by investing.

Income from the Tax-Exempt Portfolio may be subject to federal alternative minimum tax (AMT), state and local taxes.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 3 MONEY MARKET PORTFOLIOS

PORTFOLIO MANAGEMENT COMMENTARY

MUNICIPAL PORTFOLIO                           KURT STOEBER - Portfolio Manager

The U.S. Federal Reserve raised interest rates by an additional percentage point in 2006, bringing the fed funds rate to 5.25 percent. The Fed paused in its long series of interest rate hikes at its August meeting, but expressed concern that the risk of inflationary pressures may still exist. Some of the inflation that was evident in economic releases was driven by the sharp spike in energy prices in the first half of the year. Although energy prices fell from earlier levels during late summer, price levels that remained high on an absolute basis kept the threat of inflation a concern for the Fed. The market widely believes that the Fed's wait-and-see stance indicates that interest rates are on hold for the foreseeable future.

The Portfolio returned 3.24 percent for the annual period ended November 30, 2006. For the same period, the iMoneyNet/(TM)/ Tax-Free Institutional category returned 2.97 percent. The Portfolio's current 7-day yield as of November 30 was 3.39 percent. During the year, our strategy was one of managing the Portfolio's duration in the face of a rising interest rate environment. Specifically, we purchased a significant amount of fixed-rate one-year notes to maintain duration. In addition, we were mindful to lock in fixed-rate yields that we believe will outperform if the Fed adopts a more accommodative stance in the year ahead.

ADDITIONAL INFORMATION

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. Performance information shown is that of a Portfolio's Shares Class. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

Performance calculations reflect fee waivers in effect. Current 7-Day Yield refers to the net income generated over the 7-day period ending on 11/30/06. In the absence of fee waivers, the Current 7-Day Yield for the Municipal Portfolio would have been 3.27% as of 11/30/06.

We compare our Portfolios to the iMoneyNet Money Fund Report Averages/(TM)/, which are composites of professionally managed money market investments with similar investment objectives.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Income from the Municipal Portfolio may be subject to federal alternative minimum tax (AMT), state and local taxes.

MONEY MARKET PORTFOLIOS 4 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        MONEY MARKET PORTFOLIOS


                      THIS PAGE INTENTIONALLY LEFT BLANK

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 5   MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES
                                                              NOVEMBER 30, 2006

                                         DIVERSIFIED             GOVERNMENT
Amounts in thousands,                      ASSETS    GOVERNMENT    SELECT    TAX-EXEMPT MUNICIPAL
except per share data                     PORTFOLIO  PORTFOLIO   PORTFOLIO   PORTFOLIO  PORTFOLIO
--------------------------------------------------------------------------------------------------
ASSETS :
Investments, at amortized cost           $10,313,353 $1,780,059  $5,169,227   $551,053  $2,490,934
Repurchase agreements, at cost which
  approximates fair value                  2,496,903  1,315,904          --         --          --
Cash                                              --        284       2,234         --          --
Interest income receivable                    90,365     10,411      16,340      3,453      13,191
Dividend income receivable                        --         --          --         31         379
Receivable for securities sold                    --         --          --        595      12,953
Receivable from affiliated administrator         261         37          62         --          51
Prepaid and other assets                          76         26          35          7          11
Total Assets                              12,900,958  3,106,721   5,187,898    555,139   2,517,519
---------------------------------------- ----------- ----------  ----------   --------  ----------
LIABILITIES:
Cash overdraft                                    49         --          --         22         121
Payable for securities purchased             149,730     99,797     114,698         --          --
Distributions payable to shareholders         52,153     12,296      20,018      1,540       7,168
Payable to affiliates:
   Investment advisory fees                    2,620        617         401        119         215
   Co-administration fees                      1,048        246         401         48         216
   Custody and accounting fees                   105         29          44          6          19
   Transfer agent fees                             4          4          29         --           1
Accrued other liabilities                        411        137         291         32          44
Total Liabilities                            206,120    113,126     135,882      1,767       7,784
---------------------------------------- ----------- ----------  ----------   --------  ----------
Net Assets                               $12,694,838 $2,993,595  $5,052,016   $553,372  $2,509,735
---------------------------------------- ----------- ----------  ----------   --------  ----------
ANALYSIS OF NET ASSETS:
Capital stock                            $12,694,748 $2,993,621  $5,052,025   $553,387  $2,509,533
Accumulated undistributed net
  investment income (loss)                        --         --          (5)        (2)        202
Accumulated realized gains (losses)               90        (26)         (4)       (13)         --
Net Assets                               $12,694,838 $2,993,595  $5,052,016   $553,372  $2,509,735
---------------------------------------- ----------- ----------  ----------   --------  ----------
NET ASSETS:
   Shares                                $12,541,081 $2,885,277  $4,713,406   $549,349  $2,454,129
   Service Shares                            131,092    104,203      68,295      4,023      55,183
   Premier Shares                             22,665      4,115     270,315         --         423
TOTAL SHARES OUTSTANDING (NO PAR VALUE,
  UNLIMITED SHARES AUTHORIZED):
   Shares                                 12,540,994  2,885,271   4,713,409    549,353   2,453,936
   Service Shares                            131,091    104,203      68,294      4,026      55,176
   Premier Shares                             22,664      4,115     270,314         --         423
NET ASSET VALUE, REDEMPTION AND
  OFFERING PRICE PER SHARE:
   Shares                                $      1.00 $     1.00  $     1.00   $   1.00  $     1.00
   Service Shares                               1.00       1.00        1.00       1.00        1.00
   Premier Shares                               1.00       1.00        1.00         --        1.00

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 6 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        MONEY MARKET PORTFOLIOS

STATEMENTS OF OPERATIONS
                                   FOR THE FISCAL YEAR ENDED NOVEMBER 30 , 2006

                                         DIVERSIFIED            GOVERNMENT
                                           ASSETS    GOVERNMENT   SELECT   TAX-EXEMPT MUNICIPAL
Amounts in thousands                      PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO  PORTFOLIO
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                           $563,499    $140,376   $232,671   $22,938    $65,174
Dividend income                                 --          --         --       286      1,281
   Total Investment Income                 563,499     140,376    232,671    23,224     66,455
---------------------------------------   --------    --------   --------   -------    -------
EXPENSES:
Investment advisory fees                    28,366       7,131      9,617     1,733      3,864
Co-administration fees                      11,347       2,853      4,809       693      1,932
Custody and accounting fees                  1,234         344        521        89        227
Transfer agent fees                             89          53        158        14         18
Registration fees                               60          42         43        39         53
Printing fees                                  122          38         51        10         16
Professional fees                              286          99        136        26         41
Trustee fees and expenses                      206          71         94        17         29
Shareholder servicing fees                     449         263      1,268        11        180
Other                                          277         117        156        23         35
---------------------------------------   --------    --------   --------   -------    -------
Total Expenses                              42,436      11,011     16,853     2,655      6,395
   Less voluntary waivers of investment
     advisory fees                              --          --     (4,809)       --     (1,932)
   Less expenses reimbursed by
     administrator                          (1,362)       (368)      (581)     (198)      (228)
   Less custodian credits                     (806)       (342)      (416)       (8)      (166)
   Net Expenses                             40,268      10,301     11,047     2,449      4,069
---------------------------------------   --------    --------   --------   -------    -------
Net Investment Income                      523,231     130,075    221,624    20,775     62,386
---------------------------------------   --------    --------   --------   -------    -------
NET REALIZED GAINS (LOSSES):
Net realized gains (losses) on
  investments                                   96         (26)        11         9        172
   Net Realized Gains (Losses) on
     Investments                                96         (26)        11         9        172
---------------------------------------   --------    --------   --------   -------    -------
Net Increase in Net Assets Resulting
  from Operations                         $523,327    $130,049   $221,635   $20,784    $62,558
---------------------------------------   --------    --------   --------   -------    -------

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 7 MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

                                                DIVERSIFIED
                                                  ASSETS
                                                 PORTFOLIO          GOVERNMENT PORTFOLIO
                                         ------------------------  ----------------------
Amounts in thousands                         2006         2005        2006        2005
------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                    $   523,231  $   284,568  $  130,075  $   74,567
Net realized gains (losses) on
  investment transactions                         96           (6)        (26)          2
   Net Increase in Net Assets Resulting
     from Operations                         523,327      284,562     130,049      74,569
---------------------------------------  -----------  -----------  ----------  ----------
CAPITAL SHARE TRANSACTIONS:/(1)/
Net increase (decrease) in net assets
  resulting from Shares transactions       1,932,812    1,330,082     116,507     327,937
Net increase (decrease) in net assets
  resulting from Service Shares
  transactions                                 7,303       14,116      16,706       6,717
Net increase (decrease) in net assets
  resulting from Premier Shares
  transactions                               (26,517)      36,991     (11,955)     12,439
   Net Increase (Decrease) in Net
     Assets Resulting from Capital
     Share Transactions                    1,913,598    1,381,189     121,258     347,093
---------------------------------------  -----------  -----------  ----------  ----------
DISTRIBUTIONS TO SHARES SHAREHOLDERS:
From net investment income                  (516,839)    (281,264)   (125,830)    (72,349)
   Total Distributions to Shares
     Shareholders                           (516,839)    (281,264)   (125,830)    (72,349)
---------------------------------------  -----------  -----------  ----------  ----------
DISTRIBUTIONS TO SERVICE SHARES
  SHAREHOLDERS:
From net investment income                    (5,790)      (3,114)     (4,087)     (2,231)
   Total Distributions to Service
     Shares Shareholders                      (5,790)      (3,114)     (4,087)     (2,231)
---------------------------------------  -----------  -----------  ----------  ----------
DISTRIBUTIONS TO PREMIER SHARES
  SHAREHOLDERS:
From net investment income                      (934)        (583)       (212)        (97)
   Total Distributions to Premier
     Shares Shareholders                        (934)        (583)       (212)        (97)
---------------------------------------  -----------  -----------  ----------  ----------
Total Increase (Decrease) in Net Assets    1,913,362    1,380,790     121,178     346,985
NET ASSETS:
Beginning of Year                         10,781,476    9,400,686   2,872,417   2,525,432
End of Year                              $12,694,838  $10,781,476  $2,993,595  $2,872,417
---------------------------------------  -----------  -----------  ----------  ----------
Accumulated Undistributed Net
  Investment Income (Loss)               $        --  $       332  $       --  $       54
---------------------------------------  -----------  -----------  ----------  ----------

(1)The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 8 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                        FOR THE FISCAL YEARS ENDED NOVEMBER 30,

                                               GOVERNMENT
                                                 SELECT               TAX-EXEMPT             MUNICIPAL
                                                PORTFOLIO             PORTFOLIO              PORTFOLIO
                                         ----------------------  -------------------  ----------------------
Amounts in thousands                        2006        2005        2006      2005       2006        2005
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                    $  221,624  $  112,956  $  20,775  $ 13,368  $   62,386  $   25,300
Net realized gains (losses) on
  investment transactions                        11          12          9       (22)        172          30
   Net Increase in Net Assets Resulting
     from Operations                        221,635     112,968     20,784    13,346      62,558      25,330
---------------------------------------  ----------  ----------  ---------  --------  ----------  ----------
CAPITAL SHARE TRANSACTIONS:/(1)/
Net increase (decrease) in net assets
  resulting from Shares transactions        653,305    (160,349)  (135,642)   68,817   1,358,817    (142,499)
Net increase (decrease) in net assets
  resulting from Service Shares
  transactions                               (1,225)    (47,323)      (746)      423     (34,264)     14,878
Net increase (decrease) in net assets
  resulting from Premier Shares
  transactions                               (1,740)    103,535         --        --         131         292
   Net Increase (Decrease) in Net
     Assets Resulting from Capital
     Share Transactions                     650,340    (104,137)  (136,388)   69,240   1,324,684    (127,329)
---------------------------------------  ----------  ----------  ---------  --------  ----------  ----------
DISTRIBUTIONS TO SHARES SHAREHOLDERS:
From net investment income                 (209,204)   (105,771)   (20,809)  (13,321)    (60,327)    (23,776)
   Total Distributions to Shares
     Shareholders                          (209,204)   (105,771)   (20,809)  (13,321)    (60,327)    (23,776)
---------------------------------------  ----------  ----------  ---------  --------  ----------  ----------
DISTRIBUTIONS TO SERVICE SHARES
  SHAREHOLDERS:
From net investment income                   (3,641)     (2,942)      (120)      (76)     (2,051)     (1,539)
   Total Distributions to Service
     Shares Shareholders                     (3,641)     (2,942)      (120)      (76)     (2,051)     (1,539)
---------------------------------------  ----------  ----------  ---------  --------  ----------  ----------
DISTRIBUTIONS TO PREMIER SHARES
  SHAREHOLDERS:
From net investment income                   (8,784)     (4,272)        --        --         (12)         --
   Total Distributions to Premier
     Shares Shareholders                     (8,784)     (4,272)        --        --         (12)         --
---------------------------------------  ----------  ----------  ---------  --------  ----------  ----------
Total Increase (Decrease) in Net Assets     650,346    (104,154)  (136,533)   69,189   1,324,852    (127,314)
NET ASSETS:
Beginning of Year                         4,401,670   4,505,824    689,905   620,716   1,184,883   1,312,197
End of Year                              $5,052,016  $4,401,670  $ 553,372  $689,905  $2,509,735  $1,184,883
---------------------------------------  ----------  ----------  ---------  --------  ----------  ----------
Accumulated Undistributed Net
  Investment Income (Loss)               $       (5) $       --  $      (2) $    152  $      202  $       34
---------------------------------------  ----------  ----------  ---------  --------  ----------  ----------

See Notes to the Financial Statements.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 9 MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FINANCIAL HIGHLIGHTS

DIVERSIFIED ASSETS PORTFOLIO                                                SHARES
                                             -------------------------------------------------------------------
Selected per share data                            2006            2005        2004         2003         2002
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $      1.00       $      1.00  $     1.00  $      1.00  $      1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.05              0.03        0.01         0.01         0.02
   Total from Investment Operations                 0.05              0.03        0.01         0.01         0.02
---------------------------------------      -----------       -----------  ----------  -----------  -----------
LESS DISTRIBUTIONS PAID:
   From net investment income                      (0.05)            (0.03)      (0.01)       (0.01)       (0.02)
       Total Distributions Paid                    (0.05)            (0.03)      (0.01)       (0.01)       (0.02)
---------------------------------------      -----------       -----------  ----------  -----------  -----------
Net Asset Value, End of Year                 $      1.00       $      1.00  $     1.00  $      1.00  $      1.00
---------------------------------------      -----------       -----------  ----------  -----------  -----------
TOTAL RETURN /(1)/                                  4.70%             2.78%       1.00%        0.96%        1.76%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year        $12,541,081       $10,608,494  $9,278,804  $10,211,783  $10,861,104
Ratio to average net assets of:
   Expenses, net of reimbursements and
     credits                                        0.35%/(2)/        0.35%       0.35%        0.35%        0.35%
   Expenses, before reimbursements and
     credits                                        0.37%             0.37%       0.37%        0.37%        0.37%
   Net investment income, net of
     reimbursements and credits                     4.61%             2.75%       0.99%        0.97%        1.76%
   Net investment income, before
     reimbursements and credits                     4.59%             2.73%       0.97%        0.95%        1.74%

                                                                           SERVICE
                                             -------------------------------------------------------------------
Selected per share data                            2006            2005        2004         2003         2002
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $      1.00       $      1.00  $     1.00  $      1.00  $      1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                               0.04              0.02        0.01         0.01         0.01
   Total from Investment Operations                 0.04              0.02        0.01         0.01         0.01
---------------------------------------      -----------       -----------  ----------  -----------  -----------
LESS DISTRIBUTIONS PAID:
   From net investment income                      (0.04)            (0.02)      (0.01)       (0.01)       (0.01)
       Total Distributions Paid                    (0.04)            (0.02)      (0.01)       (0.01)       (0.01)
---------------------------------------      -----------       -----------  ----------  -----------  -----------
Net Asset Value, End of Year                 $      1.00       $      1.00  $     1.00  $      1.00  $      1.00
---------------------------------------      -----------       -----------  ----------  -----------  -----------
TOTAL RETURN /(1)/                                  4.43%             2.51%       0.74%        0.70%        1.50%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year        $   131,092       $   123,798  $  109,686  $    82,872  $   104,157
Ratio to average net assets of:
   Expenses, net of reimbursements and
     credits                                        0.61%/(2)/        0.61%       0.61%        0.61%        0.61%
   Expenses, before reimbursements and
     credits                                        0.63%             0.63%       0.63%        0.63%        0.63%
   Net investment income, net of
     reimbursements and credits                     4.35%             2.49%       0.73%        0.71%        1.50%
   Net investment income, before
     reimbursements and credits                     4.33%             2.47%       0.71%        0.69%        1.48%

(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)The net expense ratio includes custodian credits of approximately $806,000, which represents 0.01% of average net assets. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 10 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                        FOR THE FISCAL YEARS ENDED NOVEMBER 30,

DIVERSIFIED ASSETS PORTFOLIO                                         PREMIER
                                             ------------------------------------------------------
Selected per share data                        2006          2005     2004/(3)/   2003/(3)/   2002
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $  1.00       $  1.00     $  1.00     $  1.00  $  1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                           0.04          0.02          --          --     0.01
   Total from Investment Operations             0.04          0.02          --          --     0.01
---------------------------------------      -------       -------     -------     -------  -------
LESS DISTRIBUTIONS PAID:
   From net investment income                  (0.04)        (0.02)         --          --    (0.01)
       Total Distributions Paid                (0.04)        (0.02)         --          --    (0.01)
---------------------------------------      -------       -------     -------     -------  -------
Net Asset Value, End of Year                 $  1.00       $  1.00     $  1.00     $  1.00  $  1.00
---------------------------------------      -------       -------     -------     -------  -------
TOTAL RETURN /(1)/                              4.17%         2.25%       0.48%       0.44%    1.24%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year        $22,665       $49,184     $12,196     $20,392  $21,752
Ratio to average net assets of:
   Expenses, net of reimbursements and
     credits                                    0.87%/(2)/    0.87%       0.87%       0.87%    0.87%
   Expenses, before reimbursements and
     credits                                    0.89%         0.89%       0.89%       0.89%    0.89%
   Net investment income, net of
     reimbursements and credits                 4.09%         2.23%       0.47%       0.45%    1.24%
   Net investment income, before
     reimbursements and credits                 4.07%         2.21%       0.45%       0.43%    1.22%

(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)The net expense ratio includes custodian credits of approximately $806,000, which represents 0.01% of average net assets. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
(3)Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 11 MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

GOVERNMENT PORTFOLIO                                                        SHARES
                                             --------------------------------------------------------------------
Selected per share data                          2006             2005            2004        2003        2002
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $     1.00       $     1.00       $     1.00  $     1.00  $     1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.05             0.03             0.01        0.01        0.02
   Total from Investment Operations                0.05             0.03             0.01        0.01        0.02
---------------------------------------      ----------       ----------       ----------  ----------  ----------
LESS DISTRIBUTIONS PAID:
   From net investment income                     (0.05)           (0.03)           (0.01)      (0.01)      (0.02)
       Total Distributions Paid                   (0.05)           (0.03)           (0.01)      (0.01)      (0.02)
---------------------------------------      ----------       ----------       ----------  ----------  ----------
Net Asset Value, End of Year                 $     1.00       $     1.00       $     1.00  $     1.00  $     1.00
---------------------------------------      ----------       ----------       ----------  ----------  ----------
TOTAL RETURN /(1)/                                 4.65%            2.74%            0.96%       0.92%       1.59%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year        $2,885,277       $2,768,848       $2,441,013  $3,081,385  $2,638,730
Ratio to average net assets of:
   Expenses, net of reimbursements and
     credits                                       0.35%/(2)/       0.35%/(2)/       0.35%       0.35%       0.35%
   Expenses, before reimbursements and
     credits                                       0.38%            0.37%            0.38%       0.37%       0.38%
   Net investment income, net of
     reimbursements and credits                    4.57%            2.74%            0.95%       0.91%       1.58%
   Net investment income, before
     reimbursements and credits                    4.54%            2.72%            0.92%       0.89%       1.55%

                                                                            SERVICE
                                             --------------------------------------------------------------------
Selected per share data                          2006             2005            2004        2003        2002
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $     1.00       $     1.00       $     1.00  $     1.00  $     1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.04             0.02             0.01        0.01        0.01
   Total from Investment Operations                0.04             0.02             0.01        0.01        0.01
---------------------------------------      ----------       ----------       ----------  ----------  ----------
LESS DISTRIBUTIONS PAID:
   From net investment income                     (0.04)           (0.02)           (0.01)      (0.01)      (0.01)
       Total Distributions Paid                   (0.04)           (0.02)           (0.01)      (0.01)      (0.01)
---------------------------------------      ----------       ----------       ----------  ----------  ----------
Net Asset Value, End of Year                 $     1.00       $     1.00       $     1.00  $     1.00  $     1.00
---------------------------------------      ----------       ----------       ----------  ----------  ----------
TOTAL RETURN /(1)/                                 4.38%            2.48%            0.71%       0.66%       1.33%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year        $  104,203       $   87,499       $   80,782  $   26,684  $   54,924
Ratio to average net assets of:
   Expenses, net of reimbursements and
     credits                                       0.61%/(2)/       0.61%/(2)/       0.61%       0.61%       0.61%
   Expenses, before reimbursements and
     credits                                       0.64%            0.63%            0.64%       0.63%       0.64%
   Net investment income, net of
     reimbursements and credits                    4.31%            2.48%            0.69%       0.65%       1.32%
   Net investment income, before
     reimbursements and credits                    4.28%            2.46%            0.66%       0.63%       1.29%

(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)The net expense ratio includes custodian credits of approximately $342,000 and $241,000, which represents 0.01% of average net assets for the fiscal years ended November 30, 2006 and 2005, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 12 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                        FOR THE FISCAL YEARS ENDED NOVEMBER 30,

GOVERNMENT PORTFOLIO                                                  PREMIER
                                             ---------------------------------------------------------
Selected per share data                        2006         2005          2004/(3)/   2003/(3)/   2002
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $ 1.00       $  1.00         $ 1.00     $   1.00   $   1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                          0.04          0.02             --           --       0.01
   Total from Investment Operations            0.04          0.02             --           --       0.01
---------------------------------------      ------       -------         ------     --------   --------
LESS DISTRIBUTIONS PAID:
   From net investment income                 (0.04)        (0.02)            --           --      (0.01)
       Total Distributions Paid               (0.04)        (0.02)            --           --      (0.01)
---------------------------------------      ------       -------         ------     --------   --------
Net Asset Value, End of Year                 $ 1.00       $  1.00         $ 1.00     $   1.00   $   1.00
---------------------------------------      ------       -------         ------     --------   --------
TOTAL RETURN /(1)/                             4.10%         2.22%          0.45%        0.40%      1.06%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year        $4,115       $16,070         $3,637     $101,104   $111,828
Ratio to average net assets of:
   Expenses, net of reimbursements and
     credits                                   0.87%/(2)/    0.87%/(2)/     0.87%        0.87%      0.87%
   Expenses, before reimbursements and
     credits                                   0.90%         0.89%          0.90%        0.89%      0.90%
   Net investment income, net of
     reimbursements and credits                4.05%         2.22%          0.43%        0.39%      1.06%
   Net investment income, before
     reimbursements and credits                4.02%         2.20%          0.40%        0.37%      1.03%

(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)The net expense ratio includes custodian credits of approximately $342,000 and $241,000, which represents 0.01% of average net assets for the fiscal years ended November 30, 2006 and 2005, respectively. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
(3)Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 13 MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

GOVERNMENT SELECT PORTFOLIO                                               SHARES
                                             ---------------------------------------------------------------
Selected per share data                          2006            2005        2004        2003        2002
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $     1.00       $     1.00  $     1.00  $     1.00  $     1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.05             0.03        0.01        0.01        0.02
   Total from Investment Operations                0.05             0.03        0.01        0.01        0.02
----------------------------------------     ----------       ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS PAID:
   From net investment income                     (0.05)           (0.03)      (0.01)      (0.01)      (0.02)
       Total Distributions Paid                   (0.05)           (0.03)      (0.01)      (0.01)      (0.02)
----------------------------------------     ----------       ----------  ----------  ----------  ----------
Net Asset Value, End of Year                 $     1.00       $     1.00  $     1.00  $     1.00  $     1.00
----------------------------------------     ----------       ----------  ----------  ----------  ----------
TOTAL RETURN /(1)/                                 4.72%            2.85%       1.06%       0.98%       1.67%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year        $4,713,406       $4,060,096  $4,220,463  $5,390,753  $4,068,010
Ratio to average net assets of:
   Expenses, net of waivers,
     reimbursements and credits                    0.20%/(2)/       0.20%       0.20%       0.20%       0.20%
   Expenses, before waivers,
     reimbursements and credits                    0.32%            0.33%       0.32%       0.32%       0.33%
   Net investment income, net of
     waivers, reimbursements and credits           4.64%            2.80%       1.04%       0.98%       1.66%
   Net investment income, before
     waivers, reimbursements and credits           4.52%            2.67%       0.92%       0.86%       1.53%

                                                                         SERVICE
                                             ---------------------------------------------------------------
Selected per share data                          2006            2005        2004        2003        2002
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $     1.00       $     1.00  $     1.00  $     1.00  $     1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.04             0.03        0.01        0.01        0.01
   Total from Investment Operations                0.04             0.03        0.01        0.01        0.01
----------------------------------------     ----------       ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS PAID:
   From net investment income                     (0.04)           (0.03)      (0.01)      (0.01)      (0.01)
       Total Distributions Paid                   (0.04)           (0.03)      (0.01)      (0.01)      (0.01)
----------------------------------------     ----------       ----------  ----------  ----------  ----------
Net Asset Value, End of Year                 $     1.00       $     1.00  $     1.00  $     1.00  $     1.00
----------------------------------------     ----------       ----------  ----------  ----------  ----------
TOTAL RETURN /(1)/                                 4.45%            2.58%       0.80%       0.72%       1.41%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year        $   68,295       $   69,519  $  116,841  $  181,912  $  119,239
Ratio to average net assets of:
   Expenses, net of waivers,
     reimbursements and credits                    0.46%/(2)/       0.46%       0.46%       0.46%       0.46%
   Expenses, before waivers,
     reimbursements and credits                    0.58%            0.59%       0.58%       0.58%       0.59%
   Net investment income, net of
     waivers, reimbursements and credits           4.38%            2.54%       0.78%       0.72%       1.40%
   Net investment income, before
     waivers, reimbursements and credits           4.26%            2.41%       0.66%       0.60%       1.27%

(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)The net expense ratio includes custodian credits of approximately $416,000, which represents 0.01% of average net assets. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 14 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                        FOR THE FISCAL YEARS ENDED NOVEMBER 30,

GOVERNMENT SELECT PORTFOLIO                                         PREMIER
                                             ------------------------------------------------------
Selected per share data                        2006           2005      2004    2003/(3)/   2002
---------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $   1.00       $   1.00  $   1.00  $   1.00  $   1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.04           0.02      0.01        --      0.01
   Total from Investment Operations              0.04           0.02      0.01        --      0.01
----------------------------------------     --------       --------  --------  --------  --------
LESS DISTRIBUTIONS PAID:
   From net investment income                   (0.04)         (0.02)    (0.01)       --     (0.01)
       Total Distributions Paid                 (0.04)         (0.02)    (0.01)       --     (0.01)
----------------------------------------     --------       --------  --------  --------  --------
Net Asset Value, End of Year                 $   1.00       $   1.00  $   1.00  $   1.00  $   1.00
----------------------------------------     --------       --------  --------  --------  --------
TOTAL RETURN /(1)/                               4.18%          2.32%     0.54%     0.46%     1.15%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year        $270,315       $272,055  $168,520  $217,688  $126,645
Ratio to average net assets of:
   Expenses, net of waivers,
     reimbursements and credits                  0.72%/(2)/     0.72%     0.72%     0.72%     0.72%
   Expenses, before waivers,
     reimbursements and credits                  0.84%          0.85%     0.84%     0.84%     0.85%
   Net investment income, net of
     waivers, reimbursements and credits         4.12%          2.28%     0.52%     0.46%     1.14%
   Net investment income, before
     waivers, reimbursements and credits         4.00%          2.15%     0.40%     0.34%     1.01%

(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)The net expense ratio includes custodian credits of approximately $416,000, which represents 0.01% of average net assets. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
(3)Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 15 MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

TAX-EXEMPT PORTFOLIO                                              SHARES
                                             -------------------------------------------------
Selected per share data                        2006      2005      2004      2003      2002
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.03      0.02      0.01      0.01      0.01
   Total from Investment Operations              0.03      0.02      0.01      0.01      0.01
---------------------------------------      --------  --------  --------  --------  --------
LESS DISTRIBUTIONS PAID:
   From net investment income                   (0.03)    (0.02)    (0.01)    (0.01)    (0.01)
       Total Distributions Paid                 (0.03)    (0.02)    (0.01)    (0.01)    (0.01)
---------------------------------------      --------  --------  --------  --------  --------
Net Asset Value, End of Year                 $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
---------------------------------------      --------  --------  --------  --------  --------
TOTAL RETURN /(1)/                               3.11%     1.98%     0.86%     0.82%     1.31%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year        $549,349  $685,136  $616,369  $576,067  $906,147
Ratio to average net assets of:
   Expenses, net of reimbursements               0.35%     0.35%     0.35%     0.35%     0.35%
   Expenses, before reimbursements               0.38%     0.38%     0.38%     0.38%     0.37%
   Net investment income, net of
     reimbursements                              3.00%     1.96%     0.86%     0.83%     1.31%
   Net investment income, before
     reimbursements                              2.97%     1.93%     0.83%     0.80%     1.29%

                                                                  SERVICE
                                             ------------------------------------------------
Selected per share data                        2006      2005      2004      2003      2002
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                            0.03      0.02      0.01      0.01      0.01
   Total from Investment Operations              0.03      0.02      0.01      0.01      0.01
---------------------------------------      --------  --------  --------  --------  --------
LESS DISTRIBUTIONS PAID:
   From net investment income                   (0.03)    (0.02)    (0.01)    (0.01)    (0.01)
       Total Distributions Paid                 (0.03)    (0.02)    (0.01)    (0.01)    (0.01)
---------------------------------------      --------  --------  --------  --------  --------
Net Asset Value, End of Year                 $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
---------------------------------------      --------  --------  --------  --------  --------
TOTAL RETURN /(1)/                               2.82%     1.72%     0.60%     0.57%     1.05%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year        $  4,023  $  4,769  $  4,347  $  9,714  $  9,346
Ratio to average net assets of:
   Expenses, net of reimbursements               0.61%     0.61%     0.61%     0.61%     0.61%
   Expenses, before reimbursements               0.64%     0.64%     0.64%     0.64%     0.63%
   Net investment income, net of
     reimbursements                              2.74%     1.70%     0.60%     0.57%     1.05%
   Net investment income, before
     reimbursements                              2.71%     1.67%     0.57%     0.54%     1.03%

(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 16 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                        FOR THE FISCAL YEARS ENDED NOVEMBER 30,

MUNICIPAL PORTFOLIO                                                     SHARES
                                             -----------------------------------------------------------
Selected per share data                          2006            2005        2004       2003      2002
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $     1.00       $     1.00  $     1.00  $   1.00  $   1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.03             0.02        0.01      0.01      0.01
   Total from Investment Operations                0.03             0.02        0.01      0.01      0.01
----------------------------------------     ----------       ----------  ----------  --------  --------
LESS DISTRIBUTIONS PAID:
   From net investment income                     (0.03)           (0.02)      (0.01)    (0.01)    (0.01)
       Total Distributions Paid                   (0.03)           (0.02)      (0.01)    (0.01)    (0.01)
----------------------------------------     ----------       ----------  ----------  --------  --------
Net Asset Value, End of Year                 $     1.00       $     1.00  $     1.00  $   1.00  $   1.00
----------------------------------------     ----------       ----------  ----------  --------  --------
TOTAL RETURN /(1)/                                 3.24%            2.13%       1.01%     0.93%     1.41%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year        $2,454,129       $1,095,146  $1,237,629  $666,525  $413,098
Ratio to average net assets of:
   Expenses, net of waivers,
     reimbursements and credits                    0.20%/(2)/       0.20%       0.20%     0.20%     0.21%
   Expenses, before waivers,
     reimbursements and credits                    0.32%            0.32%       0.33%     0.33%     0.36%
   Net investment income, net of
     waivers, reimbursements and credits           3.23%            2.12%       1.03%     0.90%     1.40%
   Net investment income, before
     waivers, reimbursements and credits           3.11%            2.00%       0.90%     0.77%     1.25%

                                                                       SERVICE
                                             -----------------------------------------------------------
Selected per share data                          2006            2005        2004       2003      2002
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $     1.00       $     1.00  $     1.00  $   1.00  $   1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.03             0.02        0.01      0.01      0.01
   Total from Investment Operations                0.03             0.02        0.01      0.01      0.01
----------------------------------------     ----------       ----------  ----------  --------  --------
LESS DISTRIBUTIONS PAID:
   From net investment income                     (0.03)           (0.02)      (0.01)    (0.01)    (0.01)
       Total Distributions Paid                   (0.03)           (0.02)      (0.01)    (0.01)    (0.01)
----------------------------------------     ----------       ----------  ----------  --------  --------
Net Asset Value, End of Year                 $     1.00       $     1.00  $     1.00  $   1.00  $   1.00
----------------------------------------     ----------       ----------  ----------  --------  --------
TOTAL RETURN /(1)/                                 2.98%            1.87%       0.75%     0.67%     1.16%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year        $   55,183       $   89,445  $   74,568  $ 30,399  $ 45,642
Ratio to average net assets of:
   Expenses, net of waivers,
     reimbursements and credits                    0.46%/(2)/       0.46%       0.46%     0.46%     0.46%
   Expenses, before waivers,
     reimbursements and credits                    0.58%            0.58%       0.59%     0.59%     0.61%
   Net investment income, net of
     waivers, reimbursements and credits           2.97%            1.86%       0.77%     0.64%     1.15%
   Net investment income, before
     waivers, reimbursements and credits           2.85%            1.74%       0.64%     0.51%     1.00%

(1)Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2)The net expense ratio includes custodian credits of approximately $166,000, which represents 0.01% of average net assets. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 17 MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

                               FOR THE FISCAL YEAR OR PERIOD ENDED NOVEMBER 30,

      MUNICIPAL PORTFOLIO                                 PREMIER
                                                   --------------------
      Selected per share data                       2006        2005/(4)/
      -------------------------------------------------------------------
      Net Asset Value, Beginning of Period         $ 1.00        $1.00
      INCOME FROM INVESTMENT OPERATIONS:
      Net investment income                          0.03           --
         Total from Investment Operations            0.03           --
      ----------------------------------------     ------        -----
      LESS DISTRIBUTIONS PAID:
         From net investment income                 (0.03)          --
             Total Distributions Paid               (0.03)          --
      ----------------------------------------     ------        -----
      Net Asset Value, End of Period               $ 1.00        $1.00
      ----------------------------------------     ------        -----
      TOTAL RETURN /(1)/                             2.71%        0.14%
      SUPPLEMENTAL DATA AND RATIOS:
      Net assets, in thousands, end of period      $  423        $ 292
      Ratio to average net assets of: /(2)/
         Expenses, net of waivers,
           reimbursements and credits                0.72%/(3)/   0.72%
         Expenses, before waivers,
           reimbursements and credits                0.84%        0.84%
         Net investment income, net of
           waivers, reimbursements and credits       2.71%        2.26%
         Net investment income, before
           waivers, reimbursements and credits       2.59%        2.14%

(1)Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(2)Annualized for periods less than one year.
(3)The net expense ratio includes custodian credits of approximately $166,000, which represents 0.01% of average net assets. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
(4)For the period November 9, 2005 (commencement of operations) through November 30, 2005. Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

See Notes to the Financial Statements.

MONEY MARKET PORTFOLIOS 18 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2006

DIVERSIFIED ASSETS PORTFOLIO

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
      ASSET-BACKED NOTES - 6.2%
      Auto Receivables - 1.8%
        Capital One Prime Auto Receivables Trust,
         Series 2006-2, Class A1,
         5.33%, 10/15/07                                  $21,398 $21,398
        Ford Credit Auto Owner Trust, Series 2006-B,
         Class A1, /(1)/
         5.43%, 9/15/07                                    29,412  29,412
        Ford Credit Auto Owner Trust, Series 2006-C,
         Class A1, /(1)/
         5.36%, 12/15/07                                   80,000  80,000
        Honda Auto Receivables Auto Owner Trust,
         Series 2006-2, Class A1,
         5.43%, 8/21/07                                    13,261  13,261
        Nissan Auto Receivables Owner Trust,
         Series 2006-B, Class A1,
         5.08%, 5/15/07                                     3,134   3,134
        Nissan Auto Receivables Owner Trust,
         Series 2006-C, Class A1,
         5.49%, 8/15/07                                    19,198  19,198
        Triad Auto Receivables Owner Trust,
         Series 2006-B, Class A1,
         5.14%, 6/12/07                                       138     138
        USAA Auto Owner Trust, FRN, Series 2006-4,
         Class A1,
         5.34%, 12/13/07                                   40,000  40,000
        Wachovia Auto Loan Owner Trust,
         Series 2006-1, Class A1, /(1)/
         5.39%, 10/19/07                                   19,989  19,989
      ------------------------------------------------  --------- -------
                                                                  226,530
      ------------------------------------------------  --------- -------
      International Receivables - 4.0%
        Granite Master Issuer PLC, FRN, Series 2006-3,
         Class A4,
         5.30%, 12/20/06                                   80,000  80,000
        Holmes Financing PLC, FRN, Series 9, Class 1A,
         5.29%, 12/15/06                                   87,000  87,000
        Holmes Financing PLC, FRN, Series 10A,
         Class 1A, /(1)/
         5.29%, 12/15/06                                   33,000  33,000
        Holmes Master Issuer PLC, FRN, Series 2006-1A,
         Class 1A, /(1)/
         5.32%, 12/15/06                                   48,000  48,000

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
     ASSET-BACKED NOTES - 6.2% - CONTINUED
     International Receivables - 4.0% - (continued)
       Interstar Millennium Trust, FRN,
        Series 2006-2GA, Class A1, /(1)/
        5.30%, 12/27/06                                     $61,852 $61,852
       Mound Financing PLC, FRN, Series 5A,
        Class 1A, /(1)/
        5.29%, 12/8/06                                       31,000  31,000
       Paragon Mortgages PLC, FRN, Series 12A,
        Class A1, /(1)/
        5.30%, 12/15/06                                      47,076  47,076
       Paragon Mortgages PLC, FRN, Series 13A,
        Class A1, /(1)/
        5.31%, 12/15/06                                      35,000  35,000
       Permanent Financing PLC, FRN, Series 9A,
        Class 1A, /(1)/
        5.29%, 12/11/06                                      35,000  35,000
       Permanent Master Issuer PLC, FRN,
        Series 2006-1, Class 1A,
        5.30%, 12/15/06                                      55,000  55,000
     ---------------------------------------------------  --------- -------
                                                                    512,928
     ---------------------------------------------------  --------- -------
     Other Receivables - 0.4%
       Caterpillar Financial Asset Trust, Series 2006-A,
        Class A1,
        5.45%, 6/25/07                                       13,219  13,219
       CIT Equipment Collateral, Series 2006-VT1,
        Class A1,
        4.99%, 3/20/07                                        4,907   4,907
       CNH Equipment Trust, Series 2006-A, Class A1,
        4.99%, 4/5/07                                         9,559   9,559
       CNH Equipment Trust, Series 2006-B, Class A1,
        5.39%, 10/5/07                                       24,690  24,690
     ---------------------------------------------------  --------- -------
                                                                     52,375
     ---------------------------------------------------  --------- -------
     Total Asset-Backed Notes (Cost $791,833)                       791,833

     CERTIFICATES OF DEPOSIT - 19.6%
     Domestic Depository Institutions - 1.7%
       Washington Mutual Bank, FA, Stockton,
        California,
        5.75%, 7/5/07                                        10,000  10,018
       Washington Mutual Bank, FRCD,
        5.36%, 2/20/07                                       58,000  58,000
        5.35%, 2/26/07                                       70,000  70,000

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 19  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

DIVERSIFIED ASSETS PORTFOLIO (continued)

                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
       CERTIFICATES OF DEPOSIT - 19.6% - CONTINUED
       Domestic Depository Institutions - 1.7% - (continued)
         Wells Fargo Bank, N.A., San Francisco,
          California,
          4.79%, 1/18/07                                 $35,000 $35,000
          4.87%, 1/31/07                                  40,000  39,998
       ----------------------------------------------  --------- -------
                                                                 213,016
       ----------------------------------------------  --------- -------
       Foreign Depository Institutions - 17.9%
         ABN AMRO, London Branch,
          4.73%, 12/1/06                                  25,000  25,000
         Barclays Bank, London Branch,
          5.12%, 1/29/07                                 104,000 103,999
          5.14%, 3/14/07                                  25,000  25,000
          5.38%, 5/2/07                                   50,000  50,000
         Barclays Bank, New York Branch,
          5.09%, 2/26/07                                  43,000  43,000
         BNP Paribas, London Branch,
          4.91%, 2/5/07                                   18,000  18,000
          5.11%, 3/7/07                                   50,000  50,000
          5.41%, 5/21/07                                  85,000  85,000
          5.30%, 7/10/07                                  25,000  25,000
         CALYON, London Branch,
          4.70%, 12/1/06                                  50,000  50,000
          4.75%, 1/8/07                                   47,000  47,000
         Canadian Imperial Bank of Commerce,
          New York Branch,
          5.38%, 6/4/07                                   30,000  30,000
          5.35%, 7/17/07                                  45,000  45,000
         Credit Agricole, London Branch,
          4.79%, 12/22/06                                 25,000  25,000
          5.10%, 3/6/07                                   35,000  35,000
          5.38%, 5/2/07                                   49,000  49,000
          5.37%, 5/25/07                                  50,000  50,000
          5.35%, 6/22/07                                  50,000  50,000
          5.30%, 7/10/07                                  35,000  35,000
         Credit Suisse First Boston, New York Branch,
          4.76%, 12/4/06                                  25,000  25,000
          5.00%, 2/8/07                                   15,000  15,000
          5.34%, 4/19/07                                  52,000  52,000
          5.40%, 6/4/07                                   28,000  28,000
         Deutsche Bank, London Branch,
          4.93%, 2/5/07                                   12,000  12,000
          5.42%, 5/21/07                                  45,000  45,000
          5.36%, 10/19/07                                 50,000  50,000

                                                      PRINCIPAL
                                                       AMOUNT   VALUE
                                                       (000S)   (000S)
         CERTIFICATES OF DEPOSIT - 19.6% - CONTINUED
         Foreign Depository Institutions - 17.9% - (continued)
           Deutsche Bank, New York Branch,
            4.80%, 1/29/07                              $35,000 $35,000
            5.13%, 3/12/07                               15,000  15,000
            5.25%, 10/3/07                               40,000  39,975
           Dexia Credit Local, New York Branch,
            4.80%, 1/16/07                               50,000  50,000
           DNB NOR Bank, London Branch,
            5.32%, 12/29/06                              35,000  35,000
           HBOS Treasury Services, London Branch,
            5.31%, 3/27/07                               35,000  35,000
            5.65%, 6/26/07                               29,000  29,000
            5.41%, 9/20/07                               69,000  69,000
           HBOS Treasury Services, New York Branch,
            4.75%, 12/4/06                               25,000  25,000
            5.38%, 6/1/07                                25,000  25,000
           Monte Dei Paschi di Siena, London Branch,
            5.33%, 2/22/07                               50,000  50,000
           National Australia Bank, London Branch,
            5.05%, 2/16/07                               10,000  10,000
           Nordea Bank Finland, New York Branch,
            4.82%, 1/29/07                               25,000  25,000
            5.15%, 3/14/07                               24,000  24,000
           Royal Bank of Canada, New York Branch,
            4.75%, 12/4/06                               40,000  40,000
            5.37%, 10/25/07                              75,000  75,000
           Societe Generale, London Branch,
            4.70%, 12/1/06                              100,000 100,000
            4.81%, 12/15/06                              73,000  73,000
            5.36%, 5/11/07                               30,000  30,000
            5.36%, 7/17/07                               35,000  35,000
           Svenska Handelsbanken, Inc., New York
            Branch,
            4.75%, 12/4/06                               53,000  53,000
            4.80%, 1/16/07                               25,000  25,000
            5.04%, 2/16/07                               35,000  35,000
           Toronto Dominion Bank, New York Branch,
            5.41%, 6/4/07                                30,000  30,000
            5.54%, 6/18/07                               48,000  48,000
            5.71%, 7/9/07                                31,500  31,500
            5.51%, 8/3/07                                22,000  22,012
           UBS AG, Stamford Branch,
            4.96%, 2/7/07                                55,500  55,500

See Notes to the Financial Statements.

          MONEY MARKET PORTFOLIOS 20  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                      PRINCIPAL
                                                       AMOUNT    VALUE
                                                       (000S)    (000S)
      CERTIFICATES OF DEPOSIT - 19.6% - CONTINUED
      Foreign Depository Institutions - 17.9% - (continued)
        Unicredito Italiano, New York Branch,
         5.43%, 2/28/07                                 $63,000   $63,000
         5.40%, 3/14/07                                  20,000    20,000
      ----------------------------------------------- --------- ---------
                                                                2,270,986
      ----------------------------------------------- --------- ---------
      Total Certificates of Deposit (Cost $2,484,002)           2,484,002

      COMMERCIAL PAPER - 26.0%
      Auto Receivables - 3.8%
        FCAR1 Owner Trust,
         5.28%, 1/16/07                                  29,000    28,804
         5.35%, 2/2/07                                   25,000    24,766
         5.26%, 2/15/07                                  43,000    42,523
         5.23%, 4/27/07                                  20,200    19,769
        Ford Credit Floorplan Master Owner Trust A,
         Motown Funding LLC, Series 2002, /(1)/
         5.30%, 12/8/06                                  50,000    49,948
         5.30%, 12/11/06                                 35,000    34,948
         5.30%, 12/12/06                                 50,000    49,919
         5.30%, 12/14/06                                 80,000    79,847
         5.30%, 12/15/06                                 25,000    24,948
        New Center Asset Trust,
         5.28%, 12/22/06                                 36,300    36,188
         5.28%, 1/2/07                                   50,000    49,765
        New Center Asset Trust, Plus Program,
         5.26%, 12/19/06                                 39,000    38,897
      ----------------------------------------------- --------- ---------
                                                                  480,322
      ----------------------------------------------- --------- ---------
      Bank Holding Companies - 0.4%
        Citigroup Global Markets Holdings, Inc.,
         5.28%, 1/16/07                                  48,000    47,676
      ----------------------------------------------- --------- ---------
      Communications - 0.5%
        AT&T, Inc., /(1) (2)/
         5.27%, 12/29/06                                 60,000    59,754
      ----------------------------------------------- --------- ---------
      Credit Card Master Trust - 0.7%
        Capital One Multi Execution Trust, Nova
         Notes, /(1)/
         5.28%, 1/3/07                                   27,500    27,367
        Citibank Credit Card Master Trust, Dakota
         Certificates,
         5.27%, 1/17/07                                  50,000    49,656

                                                      PRINCIPAL
                                                       AMOUNT   VALUE
                                                       (000S)   (000S)
        COMMERCIAL PAPER - 26.0% - CONTINUED
        Credit Card Master Trust - 0.7% - (continued)
          MBNA Credit Card Master Trust, Emerald
           Certificates, /(1)/
           5.29%, 2/5/07                                $17,000 $16,835
        --------------------------------------------- --------- -------
                                                                 93,858
        --------------------------------------------- --------- -------
        Electronic and Other Electronic Components - 0.3%
          General Electric Co.,
           5.24%, 12/29/06                               40,000  39,837
        --------------------------------------------- --------- -------
        Multi-Seller Conduits - 12.1%
          Amstel Funding Corp.,
           5.18%, 3/26/07                                76,738  75,470
           5.17%, 3/28/07                                45,000  44,244
           5.21%, 4/16/07                                50,000  49,016
           5.18%, 5/25/07                                46,000  44,843
          Amsterdam Funding,
           5.28%, 12/15/06                               50,000  49,897
           5.27%, 1/4/07                                 11,200  11,144
          Atlantic Asset Securitization Corp.,
           5.28%, 12/18/06                               25,000  24,938
           5.27%, 1/2/07 /(1)/                           29,000  28,864
          Cedar Springs Capital Co.,
           5.28%, 1/10/07                                40,000  39,765
           5.27%, 2/16/07                                37,630  37,206
           5.27%, 2/26/07                                20,000  19,745
           5.27%, 2/27/07                                30,126  29,738
          Chariot Funding LLC,
           5.26%, 12/13/06                               16,417  16,388
          Charta Corp.,
           5.27%, 1/10/07                                13,967  13,885
           5.27%, 1/23/07                                20,000  19,845
          Clipper Receivables Corp.,
           5.28%, 1/22/07                                 8,689   8,623
          Concord Minuteman Capital Co., /(1)/
           5.29%, 2/21/07                                10,000   9,880
          Crown Point Capital Co., /(1)/
           5.34%, 12/8/06, FRCP                          38,000  37,996
           5.27%, 12/11/06, FRCP                         60,000  59,997
           5.27%, 12/22/06, FRCP                         35,000  34,999
           5.24%, 1/17/07                                45,000  44,692
          Fairway Finance Corp.,
           5.26%, 1/11/07                                14,747  14,659
          Gemini Securitization,
           5.27%, 1/22/07                                18,700  18,558

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 21  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

DIVERSIFIED ASSETS PORTFOLIO (continued)

                                                      PRINCIPAL
                                                       AMOUNT    VALUE
                                                       (000S)    (000S)
       COMMERCIAL PAPER - 26.0% - CONTINUED
       Multi-Seller Conduits - 12.1% - (continued)
         George Street Financing LLC, /(1)/
          5.28%, 12/1/06                                $20,000   $20,000
          5.29%, 12/19/06                                23,748    23,685
          5.28%, 1/16/07                                 20,000    19,865
         Gotham Funding Corp., /(1)/
          5.28%, 12/5/06                                 32,000    31,981
          5.28%, 12/13/06                                20,000    19,965
          5.28%, 12/18/06                                22,000    21,945
         Legacy Capital LLC, /(1)/
          5.27%, 12/26/06, FRCP                          30,000    29,997
          5.21%, 5/18/07                                 20,000    19,514
         Lexington Parker Capital,
          5.27%, 12/5/06, FRCP                           20,000    19,999
          5.27%, 12/11/06, FRCP                         100,000    99,998
          5.27%, 12/19/06, FRCP                          20,000    19,999
          5.32%, 1/5/07, FRCP                           158,000   157,992
          5.29%, 2/21/07                                 42,000    41,495
         Park Avenue Receivables, /(1)/
          5.27%, 12/5/06                                 16,242    16,233
         Sheffield Receivables Corp.,
          5.27%, 1/23/07                                 16,200    16,074
          5.27%, 1/29/07                                100,000    99,136
         Thames Asset Global Securitization Number
          One, Inc.,
          5.26%, 1/5/07                                  35,732    35,549
          5.27%, 1/8/07                                  35,546    35,348
         Thunder Bay Funding, Inc.,
          5.28%, 1/5/07                                  14,348    14,274
         Variable Funding Capital, FRCP,
          5.28%, 12/1/06                                 30,000    30,000
         Victory Receivables Corp.,
          5.28%, 12/15/06                                33,264    33,196
       ---------------------------------------------  --------- ---------
                                                                1,540,637
       ---------------------------------------------  --------- ---------
       Other Receivables - 0.9%
         Thornburg Mortgage Capital Resources, /(1)/
          5.30%, 12/5/06                                 30,000    29,982
          5.30%, 12/8/06                                 10,000     9,990
          5.30%, 12/11/06                                35,000    34,948
          5.30%, 12/15/06                                43,000    42,911
       ---------------------------------------------  --------- ---------
                                                                  117,831
       ---------------------------------------------  --------- ---------

                                                     PRINCIPAL
                                                      AMOUNT    VALUE
                                                      (000S)    (000S)
        COMMERCIAL PAPER - 26.0% - CONTINUED
        Single Seller Conduits - 0.4%
          Blue Spice LLC,
           5.27%, 1/5/07                               $44,500   $44,272
        -------------------------------------------  --------- ---------
        Structured Investment Vehicles - 6.9%
          Aquifer Funding LLC,
           5.28%, 12/7/06                               31,000    30,973
          Beta Finance, Inc.,
           5.17%, 3/29/07                               51,000    50,136
          Cancara Asset Securitization, Ltd., FRCP,
           5.27%, 12/15/06                             150,000   149,999
          Deer Valley Funding LLC,
           5.28%, 12/15/06                              50,000    49,897
           5.29%, 1/4/07                                25,000    24,875
          Five Finance Corp., /(1)/
           5.26%, 2/22/07                               32,000    31,612
          Grampian Funding Ltd.,
           5.20%, 5/16/07                               41,000    40,017
          North Sea Funding LLC,
           5.27%, 1/23/07                               19,000    18,853
           5.27%, 2/27/07                               10,000     9,871
           5.27%, 3/1/07                                19,993    19,730
          Scaldis Capital LLC,
           5.28%, 1/10/07                               60,000    59,648
           5.27%, 1/25/07                               63,000    62,493
           5.27%, 2/20/07 /(1)/                         36,419    35,988
          Sigma Finance, Inc., /(1)/
           5.19%, 5/8/07                                50,000    48,861
          Surrey Funding Corp., /(1)/
           5.27%, 1/31/07                               18,000    17,839
          Whistlejacket Capital Ltd., /(1)/
           5.29%, 1/11/07                               30,389    30,206
           5.27%, 1/16/07                               10,654    10,582
           5.28%, 1/22/07                               38,381    38,088
           5.28%, 1/24/07                               15,894    15,768
          White Pine Finance LLC, FRCP, /(1)/
           5.28%, 12/4/06                               55,000    54,996
           5.28%, 12/7/06                               10,014    10,014
           5.28%, 12/12/06                              22,000    21,999
           5.28%, 12/20/06                              20,000    19,999
           5.28%, 12/22/06                              25,993    25,993
        -------------------------------------------  --------- ---------
                                                                 878,437
        -------------------------------------------  --------- ---------
        Total Commercial Paper (Cost $3,302,624)               3,302,624

See Notes to the Financial Statements.

          MONEY MARKET PORTFOLIOS 22  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                     PRINCIPAL
                                                      AMOUNT   VALUE
                                                      (000S)   (000S)
         CORPORATE NOTES/BONDS - 23.9%
         Bank Holding Companies - 1.1%
           Citigroup Global Markets, FRN,
            5.50%, 12/12/06                             $5,000  $5,000
           HSBC U.S.A., Inc., FRN,
            5.32%, 12/15/06                             30,000  30,000
           Wachovia Bank, N.A., FRN,
            5.39%, 12/1/06                              41,000  41,012
           Wachovia Corp., FRN,
            5.45%, 1/22/07                              69,750  69,801
         ------------------------------------------  --------- -------
                                                               145,813
         ------------------------------------------  --------- -------
         Chemicals and Allied Products - 0.4%
           Merck and Co., Inc., MTN, /(1)/
            4.52%, 2/22/07                              50,000  49,907
         ------------------------------------------  --------- -------
         Domestic Depository Institutions - 4.1%
           American Express Bank, FSB, FRN,
            5.29%, 12/8/06                              75,000  75,000
            5.32%, 12/18/06                             25,000  25,000
            5.29%, 12/27/06                             80,000  79,997
           American Express Centurion, FRN,
            5.40%, 12/18/06                             25,000  25,025
            5.41%, 12/19/06                             18,250  18,263
            5.31%, 12/22/06                             48,000  48,003
           Bank of America, N.A., FRN,
            5.28%, 12/1/06                              50,000  50,000
            5.33%, 1/26/07                              50,000  50,000
           Marshall & Ilsley Bank, MTN,
            5.18%, 12/15/06                             35,000  35,004
           National City Bank Cleveland, FRN,
            5.35%, 1/4/07                               19,250  19,250
           Suntrust Bank, FRN,
            5.27%, 12/14/06                             22,000  21,997
           Wachovia Bank, N.A., FRN,
            5.34%, 12/4/06                              35,000  35,000
           Washington Mutual Bank, FRN,
            5.42%, 2/16/07                              40,000  40,023
         ------------------------------------------  --------- -------
                                                               522,562
         ------------------------------------------  --------- -------
         Foreign Depository Institutions - 4.2%
           Australia and New Zealand Banking Group,
            FRN, /(1)/
            5.34%, 12/5/06                              80,000  80,000
            5.30%, 12/7/06                              20,000  20,000
            5.32%, 12/27/06                             25,000  25,000

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
     CORPORATE NOTES/BONDS - 23.9% - CONTINUED
     Foreign Depository Institutions - 4.2% - (continued)
       Nordea Bank Finland, New York Branch, FRN, /(1)/
        5.33%, 12/11/06                                    $33,000 $33,000
       Royal Bank of Canada, FRN,
        5.37%, 12/11/06                                     28,000  28,001
       Royal Bank of Scotland PLC, FRN, /(1)/
        5.31%, 12/21/06                                     75,000  75,000
       UBS AG, Stamford,
        5.40%, 11/28/07                                    118,000 118,000
       Unicredito Italiano, New York, FRN, /(1) (2)/
        5.33%, 12/14/06                                     50,000  50,000
       Westpac Banking Corp., FRN,
        5.43%, 12/11/06                                     20,000  20,000
       Westpac Banking Corp., New York, FRN, /(1)/
        5.29%, 12/6/06                                      78,000  78,000
     --------------------------------------------------  --------- -------
                                                                   527,001
     --------------------------------------------------  --------- -------
     Insurance Carriers - 1.3%
       Allstate Life Global Funding II, FRN, /(1)/
        5.41%, 12/18/06                                     30,000  30,000
       ASIF Global Financing XXXI, FRN, /(1)/
        5.37%, 2/23/07                                      75,000  75,001
       MET Life Global Funding I, FRN, /(1)/
        5.41%, 12/15/06                                     55,000  55,000
     --------------------------------------------------  --------- -------
                                                                   160,001
     --------------------------------------------------  --------- -------
     Non-Depository Personal Credit - 3.9%
       American Express Credit Corp., FRN,
        5.28%, 12/11/06                                     70,000  70,000
       General Electric Capital Corp., FRN,
        5.45%, 12/11/06                                     48,000  48,012
        5.33%, 12/8/06                                      80,000  80,000
        5.39%, 12/8/06                                      30,000  30,000
        5.28%, 12/26/06                                     83,000  83,000
       Household Finance Corp., FRN,
        5.44%, 12/1/06                                      30,000  30,006
       HSBC Finance Corp., FRN,
        5.35%, 12/26/06                                     40,000  40,000
        5.31%, 2/6/07                                       35,000  35,000
        5.41%, 2/28/07                                      20,000  20,003
       SLM Corp., FRN, /(1)/
        5.32%, 12/12/06                                     65,000  65,000
     --------------------------------------------------  --------- -------
                                                                   501,021
     --------------------------------------------------  --------- -------

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 23  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

DIVERSIFIED ASSETS PORTFOLIO (continued)

                                                      PRINCIPAL
                                                       AMOUNT   VALUE
                                                       (000S)   (000S)
        CORPORATE NOTES/BONDS - 23.9% - CONTINUED
        Security and Commodity Brokers - 3.8%
          Bear Stearns Co., Inc., FRN,
           5.40%, 12/5/06                               $25,000 $25,000
          Lehman Brothers Holdings, FRN,
           5.47%, 12/22/06                              120,000 120,000
           5.29%, 2/26/07                                23,000  23,000
          Merrill Lynch & Co., FRN, MTN,
           5.38%, 12/4/06                                55,000  55,000
           5.57%, 12/11/06                               43,000  43,015
           5.30%, 12/27/06                               30,000  30,000
           5.29%, 12/27/06                               25,000  25,000
           5.34%, 3/1/07                                 15,000  15,000
          Morgan Stanley, FRN,
           5.38%, 12/15/06                               30,000  30,000
           5.39%, 12/27/06                              120,000 120,001
        --------------------------------------------  --------- -------
                                                                486,016
        --------------------------------------------  --------- -------
        Structured Investment Vehicles - 4.6%
          Beta Finance, Inc., FRN, MTN, /(1)/
           5.33%, 12/15/06                               40,000  40,002
           5.33%, 12/20/06                               10,000  10,001
          Cullinan Finance Corp., MTN, /(1)/
           5.35%, 12/11/06, FRN                          15,000  15,000
           5.28%, 12/15/06, FRN                          25,000  25,000
           5.28%, 12/27/06, FRN                          80,000  79,992
           5.34%, 10/10/07                               40,000  40,000
          Five Finance, Inc., FRN, /(1)/
           5.27%, 12/15/06                               20,000  19,999
           5.36%, 12/15/06                               30,000  29,997
          Links Finance LLC, FRN, MTN, /(1)/
           5.29%, 12/15/06                               63,000  62,998
           5.28%, 12/27/06                               25,000  24,999
           5.33%, 1/10/07                                25,000  24,999
           5.33%, 1/11/07                                22,000  22,000
           5.28%, 1/16/07                                20,000  19,999
          Sigma Finance, Inc.,
           5.32%, 12/15/06, FRN /(1)/                    35,000  35,001
           5.45%, 10/29/07 /(1) (2)/                     60,000  60,000
          Whistlejacket Capital LLC, FRN, MTN, /(1)/
           5.32%, 12/15/06                               25,000  25,002
           5.31%, 12/20/06                               25,000  25,002
          White Pine Finance LLC, FRN, /(1)/
           5.28%, 12/26/06                               20,000  19,997
        --------------------------------------------  --------- -------
                                                                579,988
        --------------------------------------------  --------- -------

                                                      PRINCIPAL
                                                       AMOUNT    VALUE
                                                       (000S)    (000S)
       CORPORATE NOTES/BONDS - 23.9% - CONTINUED
       Transportation Equipment - 0.5%
         American Honda Finance, FRN, /(1)/
          5.42%, 12/7/06                                $27,000   $27,004
          5.34%, 1/26/07                                 20,000    20,000
          5.48%, 2/23/07                                 19,500    19,517
       ---------------------------------------------- --------- ---------
                                                                   66,521
       ---------------------------------------------- --------- ---------
       Total Corporate Notes/Bonds (Cost $3,038,830)            3,038,830

       EURODOLLAR TIME DEPOSITS - 4.1%
       Domestic Depository Institutions - 1.1%
         Citibank, Nassau,
          5.34%, 1/18/07                                 85,000    85,000
         Citibank, Toronto, Canada,
          5.34%, 3/5/07                                  50,000    50,000
       ---------------------------------------------- --------- ---------
                                                                  135,000
       ---------------------------------------------- --------- ---------
       Foreign Depository Institutions - 3.0%
         Allied Irish Banks, Dublin,
          5.42%, 2/20/07                                 43,000    43,000
         Banco Santander Centrale, Madrid,
          5.34%, 4/4/07                                  27,000    27,000
         Dexia Bank Belgium, London,
          5.32%, 1/5/07                                 100,000   100,000
         ING Bank, Amsterdam,
          5.32%, 12/1/06                                 47,147    47,147
         KBC Bank, Paris,
          5.33%, 5/17/07                                 68,000    68,000
         National Bank of Canada, Montreal, Canada,
          5.34%, 3/29/07                                100,000   100,000
       ---------------------------------------------- --------- ---------
                                                                  385,147
       ---------------------------------------------- --------- ---------
       Total Eurodollar Time Deposits (Cost $520,147)             520,147

       MUNICIPAL INVESTMENTS - 1.0%
       Administration of Environmental and Housing Programs - 0.3%
         Florida Housing Finance Corp., Taxable
          Revenue Bonds, Series 2002A, Affordable
          Housing (AMBAC Insured),
          5.29%, 12/8/06                                  6,700     6,700
         State of Texas G.O. Taxable, Veterans' Land
          Refunding Bonds, Series 2000,
          5.32%, 12/8/06                                 20,000    20,000

See Notes to the Financial Statements.

          MONEY MARKET PORTFOLIOS 24  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
     MUNICIPAL INVESTMENTS - 1.0% - CONTINUED
     Administration of Environmental and Housing Programs - 0.3% -
      (continued)
       State of Texas G.O. Taxable VRDB, Veterans'
        Land Refunding Bonds, Series 2002,
        5.32%, 12/8/06                                       $9,750 $9,750
     ---------------------------------------------------  --------- ------
                                                                    36,450
     ---------------------------------------------------  --------- ------
     Amusement and Recreation Services - 0.0%
       Downtown Marietta, Georgia, Development
        Authority Taxable Revenue Bonds, Series A,
        Conference Center Project,
        5.39%, 12/8/06                                        1,000  1,000
       HealthTrack Sports and Wellness, Taxable,
        Series 1997 (JPMorgan Chase Bank LOC),
        5.35%, 12/8/06                                        3,440  3,440
     ---------------------------------------------------  --------- ------
                                                                     4,440
     ---------------------------------------------------  --------- ------
     Executive, Legislative and General Government - 0.3%
       Cook County, Illinois, G.O. Taxable Bonds,
        Series 2002A,
        5.37%, 12/8/06                                       20,600 20,600
       Cook County, Illinois, G.O. Taxable Bonds,
        Series 2004D,
        5.37%, 12/8/06                                       15,000 15,000
     ---------------------------------------------------  --------- ------
                                                                    35,600
     ---------------------------------------------------  --------- ------
     Miscellaneous Retail - 0.1%
       Macon-Bibb County, Georgia, IDR, Taxable
        Revenue Bonds, Bass Pro Outdoor World LLC
        (General Electric Capital Corp. LOC), /(1)/
        5.35%, 12/8/06                                       13,000 13,000
     ---------------------------------------------------  --------- ------
     Museum Galleries - 0.0%
       Illinois Educational Facilities Authority Taxable
        Revenue Bonds, Series 2000A, Art Institute of
        Chicago,
        5.35%, 12/8/06                                        4,800  4,800
     ---------------------------------------------------  --------- ------
     Real Estate - 0.0%
       Alaska Industrial Development and Export
        Authority Taxable Revenue Bonds, Series 1988,
        Labar Property Lot 5 Project (Bank of America
        N.A. LOC),
        5.52%, 12/8/06                                          861    861
     ---------------------------------------------------  --------- ------

                                                      PRINCIPAL
                                                       AMOUNT     VALUE
                                                       (000S)     (000S)
      MUNICIPAL INVESTMENTS - 1.0% - CONTINUED
      Specialty Hospitals - 0.0%
        Arizona State University Taxable Revenue
         Bonds, Series 2004B, Nanotechnology
         Research Project (MBIA Insured),
         5.30%, 12/8/06                                  $1,600     $1,600
      ----------------------------------------------  --------- ----------
      Student Loans - 0.1%
        Illinois Student Assistance Commission
         Student Loan VRDB Taxable, Series D
         (Bank of America N.A. LOC),
         5.30%, 12/8/06                                  11,000     11,000
      ----------------------------------------------  --------- ----------
      Water Services - 0.2%
        Los Angeles, California, Department of Water
         and Power Waterworks Taxable VRDB,
         Series B-1,
         5.30%, 12/8/06                                  20,500     20,500
      ----------------------------------------------  --------- ----------
      Total Municipal Investments (Cost $128,251)                  128,251

      U.S. GOVERNMENT AGENCIES - 0.4% /(3)/
      Freddie Mac - 0.4%
        FHLB Bond,
         5.35%, 12/7/07                                  15,000     15,000
        FHLMC Notes,
         4.76%, 2/9/07                                   20,000     20,000
         4.25%, 4/5/07                                   12,700     12,666
      ----------------------------------------------  --------- ----------
      Total U.S. Government Agencies (Cost $47,666)                 47,666
      ----------------------------------------------  --------- ----------
      Investments, at Amortized Cost ($10,313,353)              10,313,353

      REPURCHASE AGREEMENTS - 19.7%
      (Colld. at a minimum of 102%)
      Joint Repurchase Agreements - 2.4%
        Bank of America Securities LLC,
         dated 11/30/06, repurchase price $98,982
         5.27%, 12/1/06                                  98,968     98,968
        Morgan Stanley & Co., Inc., dated 11/30/06,
         repurchase price $65,988
         5.27%, 12/1/06                                  65,978     65,978
        Societe Generale, New York Branch,
         dated 11/30/06, repurchase price $32,994
         5.27%, 12/1/06                                  32,989     32,989

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 25  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2006

DIVERSIFIED ASSETS PORTFOLIO (continued)

                                                   PRINCIPAL
                                                    AMOUNT      VALUE
                                                    (000S)      (000S)
       REPURCHASE AGREEMENTS - 19.7% - CONTINUED
       (Colld. at a minimum of 102%)
       Joint Repurchase Agreements - 2.4% - (continued)
         UBS Securities LLC, dated 11/30/06,
          repurchase price $98,982
          5.27%, 12/1/06                             $98,968     $98,968
       -----------------------------------------   --------- -----------
                                                                 296,903
       -----------------------------------------   --------- -----------
       (Colld. at a minimum of 102%)
       Repurchase Agreements - 17.3%
         Bank of America N.A., dated 11/30/06,
          repurchase price $1,325,196
          5.32%, 12/1/06                           1,325,000   1,325,000
         Bank of America Securities LLC, dated
          11/30/06, repurchase price $130,019
          5.32%, 12/1/06                             130,000     130,000
         Credit Suisse First Boston Corp., dated
          11/30/06, repurchase price $440,065
          5.32%, 12/1/06                             440,000     440,000
         Goldman Sachs & Co., dated 11/30/06,
          repurchase price $50,007
          5.35%, 12/1/06                              50,000      50,000
         HSBC Securities U.S.A., Inc., dated
          11/30/06, repurchase price $110,016
          5.32%, 12/1/06                             110,000     110,000
         UBS Securities LLC, dated 11/30/06,
          repurchase price $145,021
          5.32%, 12/1/06                             145,000     145,000
       -----------------------------------------   --------- -----------
                                                               2,200,000
       -----------------------------------------   --------- -----------
       Total Repurchase Agreements (Cost $2,496,903)           2,496,903
       -----------------------------------------   --------- -----------
       Total Investments - 100.9% (Cost $12,810,256) /(4)/    12,810,256
          Liabilities less Other Assets - (0.9)%                (115,418)
       -----------------------------------------   --------- -----------
       NET ASSETS - 100.0%                                   $12,694,838

(1)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2)Restricted security that has been deemed illiquid. At November 30, 2006, the value of these restricted illiquid securities amounted to approximately $169,754,000 or 1.3% of net assets. Additional information on each restricted illiquid security is as follows:

                                                          ACQUISITION
                                              ACQUISITION    COST
          SECURITY                               DATE       (000S)
          AT&T, Inc.,
            5.27%, 12/29/06                     11/8/06     $59,555
          Sigma Finance, Inc.,
            5.45%, 10/29/07                    10/26/06      60,000
          Unicredito Italiano, New York, FRN,
            5.33%, 12/14/06                     9/19/06      50,000
          ----------------------------------- ----------- -----------

(3)The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(4)The cost for federal income tax purposes was $12,810,256.

                          At November 30, 2006, the maturity analysis for the Diversified Assets
                          Portfolio as a percentage of investments was:
                          MATURITY ANALYSIS                                    %
                           0 - 14 Days                                        38.0%
                           15 - 30 Days                                       19.9
                           31 - 60 Days                                       14.4
                           61 - 90 Days                                        9.7
                           91 - 180 Days                                      10.6
                           181 - 364 Days                                      7.3
                           1 - 2 Years                                         0.1
                          -------------------------------- ---------------   -------------------
                           Total                                             100.0%

See Notes to the Financial Statements.

          MONEY MARKET PORTFOLIOS 26  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2006

GOVERNMENT PORTFOLIO


                                               PRINCIPAL
                                                AMOUNT   VALUE
                                                (000S)   (000S)
               U.S. GOVERNMENT AGENCIES - 56.1% /(1)/
               Fannie Mae - 21.1%
                 FNMA Discount Notes,
                  5.20%, 1/2/07                  $24,000 $23,889
                  4.61%, 1/26/07                  70,000  69,498
                  5.15%, 2/1/07                   40,000  39,645
                  4.89%, 10/26/07                 20,000  19,106
                 FNMA FRN,
                  5.26%, 12/22/06                155,000 154,996
                  5.20%, 12/28/06                 50,000  49,983
                 FNMA Notes,
                  5.00%, 1/15/07                  25,000  24,986
                  2.69%, 1/30/07                  95,000  94,694
                  3.63%, 3/15/07                  30,000  29,854
                  5.25%, 4/15/07                  25,000  24,994
                  4.00%, 5/23/07                 101,471 100,833
               ------------------------------- --------- -------
                                                         632,478
               ------------------------------- --------- -------
               Federal Farm Credit Bank - 7.8%
                 FFCB Discount Notes,
                  4.98%, 4/13/07                  15,000  14,724
                  4.83%, 11/2/07                  25,000  23,873
                 FFCB FRN,
                  5.16%, 12/1/06                  50,000  49,968
                  5.23%, 12/1/06                  40,000  39,997
                  5.20%, 12/19/06                 85,000  84,992
                  5.18%, 12/28/06                 20,000  19,997
               ------------------------------- --------- -------
                                                         233,551
               ------------------------------- --------- -------
               Federal Home Loan Bank - 11.6%
                 FHLB Bonds,
                  5.22%, 1/24/07                  25,000  24,985
                  3.13%, 8/15/07                  20,000  19,704
                  4.75%, 8/17/07                  15,000  14,948
                  4.88%, 8/22/07                  20,000  19,947
                 FHLB Discount Note,
                  5.18%, 12/1/06                  61,358  61,358
                 FHLB FRN,
                  5.18%, 12/6/06                  60,000  59,991
                  5.21%, 1/10/07                  20,000  19,991
                 FHLB Notes,
                  3.80%, 12/29/06                 20,000  19,976
                  2.63%, 2/16/07                  45,000  44,761
                  4.00%, 4/25/07                  17,000  16,917
                  4.50%, 5/11/07                  10,000   9,966
                  3.50%, 5/15/07                  10,000   9,922
                  4.88%, 5/15/07                  25,000  24,959
               ------------------------------- --------- -------
                                                         347,425
               ------------------------------- --------- -------

                                                      PRINCIPAL
                                                       AMOUNT    VALUE
                                                       (000S)    (000S)
       U.S. GOVERNMENT AGENCIES - 56.1% /(1)/ - CONTINUED
       Freddie Mac - 15.6%
         FHLMC Discount Notes,
          5.13%, 12/27/06                               $75,000   $74,722
          5.00%, 4/13/07                                 30,000    29,446
          4.89%, 10/16/07                                50,000    47,833
         FHLMC FRN,
          5.25%, 12/17/06                               110,000   109,976
          5.26%, 12/19/06                               125,000   124,998
          5.24%, 1/6/07                                  35,000    34,992
         FHLMC Notes,
          3.63%, 2/15/07                                 10,000     9,967
          3.75%, 3/15/07                                 10,000     9,955
          4.25%, 4/5/07                                  10,000     9,964
          4.50%, 4/18/07                                 15,000    14,955
       ---------------------------------------------  --------- ---------
                                                                  466,808
       ---------------------------------------------  --------- ---------
       Total U.S. Government Agencies (Cost $1,680,262)         1,680,262

       U.S GOVERNMENT OBLIGATION - 3.3%
       U.S. Treasury Bill - 3.3%
         5.22%, 12/15/06                                100,000    99,797
       ---------------------------------------------  --------- ---------
       Total U.S. Government Obligation (Cost $99,797)             99,797
       ---------------------------------------------  --------- ---------
       Investments, at Amortized Cost ($1,780,059)              1,780,059

       REPURCHASE AGREEMENTS - 44.0%
       (Colld. at a minimum of 102%)
       Joint Repurchase Agreements - 4.2%
         Bank of America Securities LLC, dated
          11/30/06, repurchase price $41,939
          5.27%, 12/1/06                                 41,933    41,933
         Morgan Stanley & Co., Inc., dated 11/30/06,
          repurchase price $27,959
          5.27%, 12/1/06                                 27,955    27,955
         Societe Generale, New York Branch, dated
          11/30/06, repurchase price $13,980
          5.27%, 12/1/06                                 13,978    13,978
         UBS Securities LLC, dated 11/30/06,
          repurchase price $41,939
          5.27%, 12/1/06                                 41,933    41,933
       ---------------------------------------------  --------- ---------
                                                                  125,799
       ---------------------------------------------  --------- ---------


See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 27  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2006

GOVERNMENT PORTFOLIO (continued)

                                                       PRINCIPAL
                                                        AMOUNT     VALUE
                                                        (000S)     (000S)
    REPURCHASE AGREEMENTS - 44.0% - CONTINUED
    (Colld. at a minimum of 102%)
    Repurchase Agreements - 39.8%
      Bank of America, N.A., dated 11/30/06,
       repurchase price $325,048
       5.32%, 12/1/06                                   $325,000   $325,000
      Citigroup Global Markets Inc., dated 11/30/06,
       repurchase price $200,030
       5.32%, 12/1/06                                    200,000    200,000
      Goldman Sachs & Co., dated 11/30/06,
       repurchase price $200,029
       5.30%, 12/1/06                                    200,000    200,000
      Lehman Brothers, Inc., dated 11/30/06,
       repurchase price $115,122
       5.32%, 12/1/06                                    115,105    115,105
      UBS Securities LLC, dated 11/30/06,
       repurchase price $350,052
       5.32%, 12/1/06                                    350,000    350,000
    -------------------------------------------------- --------- ----------
                                                                  1,190,105
    -------------------------------------------------- --------- ----------
    Total Repurchase Agreements (Cost $1,315,904)                 1,315,904
    -------------------------------------------------- --------- ----------
    Total Investments - 103.4% (Cost $3,095,963) /(2)/            3,095,963
       Liabilities less Other Assets - (3.4)%                      (102,368)
    -------------------------------------------------- --------- ----------
    NET ASSETS - 100.0%                                          $2,993,595

(1)The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)The cost for federal income tax purposes was $3,095,963.

                          At November 30, 2006, the maturity analysis for the Government Portfolio as a percentage of investments was:
                          MATURITY ANALYSIS                                     %
                           0 - 14 Days                                         50.9%
                           15 - 30 Days                                        21.3
                           31 - 60 Days                                         6.6
                           61 - 90 Days                                         6.3
                           91 - 180 Days                                        9.9
                           181 - 364 Days                                       5.0
                          -------------------------------- ----------------   --------------------
                           Total                                              100.0%

See Notes to the Financial Statements.

          MONEY MARKET PORTFOLIOS 28  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2006

GOVERNMENT SELECT PORTFOLIO

                                               PRINCIPAL
                                                AMOUNT    VALUE
                                                (000S)    (000S)
              U.S. GOVERNMENT AGENCIES - 100.8% /(1)/
              Federal Farm Credit Bank - 32.3%
                FFCB Discount Notes,
                 5.18%, 12/1/06                 $190,000  $190,000
                 5.17%, 12/4/06                  130,000   129,944
                 5.00%, 12/5/06                   24,000    23,987
                 5.14%, 12/5/06                   30,000    29,983
                 5.17%, 12/5/06                   60,000    59,966
                 5.17%, 12/6/06                   60,000    59,957
                 5.01%, 12/8/06                   24,523    24,499
                 5.17%, 12/11/06                  80,000    79,885
                 5.17%, 12/18/06                  90,000    89,780
                 4.47%, 1/16/07                   24,000    23,863
                 4.96%, 2/15/07                   20,000    19,790
                 5.07%, 4/9/07                    40,000    39,273
                 5.26%, 5/4/07                    50,000    48,875
                 5.05%, 5/9/07                    20,000    19,554
                 5.05%, 5/22/07                   10,000     9,759
                 4.89%, 10/15/07                  20,000    19,137
                 4.83%, 11/2/07                   26,000    24,828
                FFCB FRN,
                 5.16%, 12/1/06                   70,000    69,955
                 5.18%, 12/1/06                  210,000   209,998
                 5.19%, 12/1/06                   50,000    49,997
                 5.23%, 12/1/06                   50,000    49,996
                 5.20%, 12/4/06                   40,000    40,000
                 5.20%, 12/19/06                  75,000    74,993
                 5.27%, 12/19/06                  75,000    74,992
                 5.18%, 12/24/06                  40,000    40,000
                 5.19%, 12/26/06                  75,000    74,991
                 5.18%, 12/28/06                  55,000    54,991
              -------------------------------- --------- ---------
                                                         1,632,993
              -------------------------------- --------- ---------
              Federal Home Loan Bank - 68.5%
                FHLB Bonds,
                 3.88%, 12/20/06                  40,000    39,971
                 4.55%, 12/29/06                  10,000     9,995
                 5.25%, 2/1/07                    50,000    50,000
                 4.30%, 3/19/07                   13,140    13,105
                 5.00%, 4/3/07                    10,000     9,997
                 5.13%, 6/1/07                    30,000    29,975
                 3.13%, 8/15/07                   20,000    19,710
                 6.50%, 8/15/07                   20,000    20,163
                 5.13%, 9/7/07                    22,155    22,126

                                                     PRINCIPAL
                                                      AMOUNT    VALUE
                                                      (000S)    (000S)
        U.S. GOVERNMENT AGENCIES - 100.8% /(1)/ - CONTINUED
        Federal Home Loan Bank - 68.5% - (continued)
          FHLB Discount Notes,
           5.13%, 12/1/06                              $25,600   $25,600
           5.18%, 12/1/06                              685,159   685,159
           5.20%, 12/1/06                              200,000   200,000
           5.07%, 12/6/06                              100,000    99,930
           5.15%, 12/6/06                               57,200    57,159
           5.17%, 12/6/06                              110,000   109,921
           5.15%, 12/8/06                               57,000    56,943
           5.14%, 12/13/06                              71,400    71,278
           5.16%, 12/13/06                             100,000    99,828
           5.17%, 12/13/06                              36,900    36,836
           5.15%, 12/15/06                              74,400    74,251
           5.16%, 12/15/06                              34,900    34,830
           5.13%, 12/20/06                              85,000    84,773
           5.17%, 12/22/06                             100,000    99,699
           5.19%, 12/27/06                              40,000    39,850
           5.07%, 1/3/07                               100,000    99,535
           5.10%, 1/12/07                               40,000    39,762
           5.01%, 4/4/07                                80,000    78,620
          FHLB FRN,
           5.18%, 12/6/06                              150,000   149,978
           5.21%, 1/10/07                              113,000   112,947
           5.22%, 1/24/07                               50,000    49,970
          FHLB Notes,
           3.88%, 12/1/06                               45,000    45,000
           2.75%, 12/15/06                              39,200    39,164
           3.80%, 12/29/06                              85,000    84,907
           4.63%, 1/23/07                               20,290    20,278
           4.63%, 1/30/07                               50,000    49,985
           4.71%, 2/9/07                                75,000    75,000
           2.88%, 2/15/07                               46,640    46,410
           4.80%, 2/15/07                               50,000    49,947
           2.63%, 2/16/07                              128,000   127,319
           3.38%, 2/23/07                               40,000    39,820
           5.00%, 3/20/07                               15,000    14,996
           4.00%, 4/25/07                              144,500   143,737
           4.25%, 5/8/07                                20,000    19,913
           5.13%, 5/10/07                               25,700    25,683
           4.50%, 5/11/07                               68,000    67,780
           4.88%, 5/15/07                               79,765    79,624
           3.63%, 6/20/07                               10,000     9,912
        -------------------------------------------- --------- ---------
                                                               3,461,386
        -------------------------------------------- --------- ---------
        Total U.S. Government Agencies (Cost $5,094,379)       5,094,379

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 29  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2006

GOVERNMENT SELECT PORTFOLIO (continued)

                                                       PRINCIPAL
                                                        AMOUNT     VALUE
                                                        (000S)     (000S)
    U.S. GOVERNMENT OBLIGATION - 1.5%
    U.S. Treasury Bill - 1.5%
      5.22%, 12/15/06                                    $75,000    $74,848
    -------------------------------------------------- --------- ----------
    Total U.S. Government Obligation (Cost $74,848)                  74,848
    -------------------------------------------------- --------- ----------
    Total Investments - 102.3% (Cost $5,169,227) /(2)/            5,169,227
       Liabilities less Other Assets - (2.3)%                      (117,211)
    -------------------------------------------------- --------- ----------
    NET ASSETS - 100.0%                                          $5,052,016

(1)The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)The cost for federal income tax purposes was $5,169,227.

                          At November 30, 2006, the maturity analysis for the Government Select
                          Portfolio as a percentage of investments was:
                          MATURITY ANALYSIS                                   %
                           0 - 14 Days                                       52.4%
                           15 - 30 Days                                      17.3
                           31 - 60 Days                                       6.9
                           61 - 90 Days                                       9.1
                           91 - 180 Days                                     11.4
                           181 - 364 Days                                     2.9
                          ------------------------------- ---------------   -------------------
                           Total                                            100.0%

See Notes to the Financial Statements.

          MONEY MARKET PORTFOLIOS 30  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2006

TAX-EXEMPT PORTFOLIO


                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 97.4%
      Alabama - 1.6%
        Columbia IDB PCR Refunding VRDB,
         Series 1999C, Alabama Power Company
         Project (Alabama Power Gtd.),
         3.64%, 12/1/06                                     $6,000 $6,000
        Jefferson County Obligation School Warrant
         Revenue Bonds, Series 2005B
         (AMBAC Insured),
         3.51%, 12/8/06                                      2,900  2,900
      -------------------------------------------------  --------- ------
                                                                    8,900
      -------------------------------------------------  --------- ------
      Arizona - 2.0%
        Arizona Health Facilities Authority Revenue
         VRDB, Series A, Banner Health
         (MBIA Insured),
         3.46%, 12/8/06                                      1,300  1,300
        Salt River Project Agricultural Improvement and
         Power District Revenue Bonds, Citigroup Eagle
         Series 2006-14, /(1)/
         3.53%, 12/8/06                                      2,300  2,300
        Salt River Project Agricultural Improvement and
         Power District Revenue Bonds, Floater
         Series 2006-81TP, /(1)/
         3.52%, 12/8/06                                      7,440  7,440
      -------------------------------------------------  --------- ------
                                                                   11,040
      -------------------------------------------------  --------- ------
      California - 3.0%
        California State Department of Water Resources
         and Power Supply Revenue VRDB,
         Series 2002C-4 (JPMorgan Chase Bank LOC),
         3.36%, 12/8/06                                     10,100 10,100
        California State G.O., Kindergarten-University,
         Series 2004A-9 (Citibank N.A. LOC),
         3.34%, 12/8/06                                      4,200  4,200
        San Francisco City and County Redevelopment
         Agency Multifamily Housing Revenue VRDB,
         Series 1985B, Bayside Village Project
         (JPMorgan Chase Bank LOC),
         3.35%, 12/8/06                                      2,000  2,000
      -------------------------------------------------  --------- ------
                                                                   16,300
      -------------------------------------------------  --------- ------
      Colorado - 6.7%
        Colorado Educational and Cultural Facilities
         Authority Revenue VRDB, Series 2005, Kent
         Denver School Project (Bank of New York LOC),
         3.52%, 12/8/06                                      4,950  4,950

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 97.4% - CONTINUED
      Colorado - 6.7% - (continued)
        Colorado Health Facilities Authority Revenue
         Refunding VRDB, Covenant Retirement
         (LaSalle Bank N.A. LOC),
         3.48%, 12/8/06                                     $5,700 $5,700
        Colorado HFA, SFM Class 1, Series A-5
         (SFM Class 1 GIC),
         3.43%, 1/3/07                                       6,000  6,000
        Greenwood Village G.O. Refunding VRDB,
         Series 2003, City of Fiddlers Business
         Improvement District (U.S. Bank N.A. LOC),
         3.60%, 12/8/06                                      2,800  2,800
        Park Creek Metropolitan District Revenue Bonds,
         Merrill Lynch P-Floats 157 (Danske Bank
         Gtd.), /(1) (2)/
         3.50%, 2/15/07                                     17,500 17,500
      -------------------------------------------------  --------- ------
                                                                   36,950
      -------------------------------------------------  --------- ------
      District of Columbia - 2.2%
        District of Columbia Revenue VRDB, Series 2001,
         Henry J. Kaiser Foundation,
         3.56%, 12/8/06                                      1,200  1,200
        District of Columbia Water and Sewer Revenue
         Bonds, Citicorp Eagle Trust 8121A (FSA Corp.
         Insured), /(1)/
         3.53%, 12/8/06                                      7,000  7,000
        District of Columbia Water and Sewer Revenue
         Bonds, Series 1998, Citibank Eagle Trust
         985201 (FSA Corp. Insured), /(1)/
         3.53%, 12/8/06                                      4,200  4,200
      -------------------------------------------------  --------- ------
                                                                   12,400
      -------------------------------------------------  --------- ------
      Florida - 7.9%
        Florida Gas Utility Revenue VRDB, Series 2006,
         Gas Supply Project Number 2-A-2 (UBS Gtd.),
         3.48%, 12/8/06                                      4,000  4,000
        Florida State Department of Transportation
         Revenue Bonds, Series 2005-A22, Wachovia
         MERLOTS, /(1) (2)/
         3.65%, 5/15/07                                     12,460 12,460
        Highlands County Health Facilities Authority
         Revenue VRDB, Series 1996A, Adventist Health
         System Project (FGIC Insured),
         3.48%, 12/8/06                                      2,750  2,750

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 31  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO (continued)

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
     MUNICIPAL INVESTMENTS - 97.4% - CONTINUED
     Florida - 7.9% - (continued)
       Highlands County Health Facilities Authority
        Revenue VRDB, Series 2000-A, Adventist
        Health System Sunbelt (FGIC Insured),
        3.48%, 12/8/06                                       $2,500 $2,500
       Highlands County Health Facilities Authority
        Revenue VRDB, Series 2003A, Adventist Health
        System Project (SunTrust Bank LOC),
        3.48%, 12/8/06                                        1,600  1,600
       Jacksonville Health Facilities Authority Hospital
        Revenue VRDB, Series 2001, Baptist Medical
        Center Project (Wachovia Bank N.A. LOC),
        3.60%, 12/1/06                                          200    200
       Lee County IDA Healthcare Facilities Revenue
        VRDB, Series 1999B, Shell Point Village Project
        (Bank of America N.A. LOC),
        3.49%, 12/8/06                                        1,900  1,900
       Lee County IDA Healthcare Facilities Revenue
        VRDB, Series 2002A, Shell Point Village Project
        (Bank of America N.A. LOC),
        3.49%, 12/8/06                                        2,360  2,360
       Orange County IDA Revenue VRDB, Series 2002,
        Catholic Diocese Project (SunTrust Bank LOC),
        3.49%, 12/8/06                                        3,000  3,000
       Palm Beach County Revenue VRDB, Series 2003,
        Morse Obligation Group (KeyBank N.A. LOC),
        3.50%, 12/8/06                                        8,605  8,605
       Sunshine State Governmental Financing
        Commission Revenue Bonds, Series 1986
        (AMBAC Insured),
        3.75%, 12/8/06                                        4,500  4,500
     ---------------------------------------------------  --------- ------
                                                                    43,875
     ---------------------------------------------------  --------- ------
     Georgia - 3.6%
       Clayton County Development Authority Revenue
        VRDB, Series 2000A, Delta Airlines Project
        (General Electric Capital Corp. LOC), /(1)/
        3.55%, 12/8/06                                          600    600
       Georgia State G.O. Bonds, Eagle Trust
        Series 97C1001, /(1)/
        3.53%, 12/8/06                                          340    340

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 97.4% - CONTINUED
      Georgia - 3.6% - (continued)
        Macon-Bibb County Hospital Authority Revenue
         VRDB, Series 2003, Revenue Anticipation
         Certificates Medical Center of Central Georgia
         (SunTrust Bank LOC),
         3.49%, 12/8/06                                     $2,700 $2,700
        Macon Lease Revenue Refunding Bonds, Series
         2004, Bibb County School District Project
         (Bibb County Gtd.),
         3.49%, 12/8/06                                      2,510  2,510
        Municipal Electric Authority Revenue VRDB,
         Series 1994C, Project One (FSA Corp. Insured),
         3.43%, 12/8/06                                      6,470  6,470
        Smyrna Housing Authority Multifamily Housing
         Revenue Bonds, Series 1997, F& M Villages
         Project (FNMA Gtd.),
         3.48%, 12/8/06                                      7,220  7,220
      -------------------------------------------------  --------- ------
                                                                   19,840
      -------------------------------------------------  --------- ------
      Illinois - 15.0%
        Arlington Heights Multifamily Housing Revenue
         Refunding VRDB, Series 1997, Dunton Tower
         Apartments Project (Marshall & Ilsley Bank
         LOC),
         3.50%, 12/8/06                                      4,065  4,065
        Chicago Board of Education G.O., Series A,
         Merrill P-Floats PA-617, School Reform Board
         (FGIC Insured), /(1)/
         3.53%, 12/8/06                                      4,995  4,995
        Chicago Board of Education G.O. Variable Rate
         Certificates, Series 2000A, School Reform
         Board (FGIC Insured), /(1)/
         3.58%, 12/8/06                                      4,205  4,205
        Chicago G.O. Refunding Bonds, Series 1998,
         Citicorp Eagle Trust 981302 (FSA Corp.
         Insured), /(1)/
         3.53%, 12/8/06                                      1,000  1,000
        Chicago G.O. Tender Notes, Series 2006
         (Bank of America N.A. LOC),
         3.35%, 12/8/06                                      5,000  5,000
        Chicago School Reform Board G.O. Bonds,
         Series 1996, Bank of America Variable Rate
         Securities (MBIA Insured), /(1)/
         3.58%, 12/8/06                                      1,800  1,800

See Notes to the Financial Statements.

          MONEY MARKET PORTFOLIOS 32  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
      MUNICIPAL INVESTMENTS - 97.4% - CONTINUED
      Illinois - 15.0% - (continued)
        Cook County Public Purpose Revenue VRDB,
         Series 1990, Claretian Association
         Neighborhood Office, Inc. Project (FHLB LOC),
         5.40%, 12/8/06                                      $3,030 $3,030
        Illinois Development Finance Authority Economic
         Development Revenue Bonds, Series 2003,
         Resurrection Center Project (Harris N.A. LOC),
         3.48%, 12/8/06                                       4,910  4,910
        Illinois Development Finance Authority Revenue
         Bonds, Series 2001, YMCA of Metropolitan
         Chicago Project (Harris N.A. LOC),
         3.50%, 12/8/06                                         500    500
        Illinois Finance Authority Revenue Notes, Jewish
         Charities (Harris N.A. LOC),
         3.50%, 12/8/06                                       8,890  8,890
        Illinois Health Facilities Authority Revenue
         Bonds, Series 1997, Central Baptist Home for
         the Aged Project (Allied Irish Bank LOC),
         3.50%, 12/8/06                                       9,300  9,300
        Illinois Health Facilities Authority Revenue
         Bonds, Series 2003-B, Advocate Healthcare
         Network,
         3.40%, 1/4/07                                        9,505  9,505
        Illinois International Port District Revenue
         Refunding VRDB, Series 2003
         (LaSalle Bank N.A. LOC),
         3.69%, 12/8/06                                       3,000  3,000
        Illinois State Sales TRB, Citigroup
         Series ROCS RR-II-R-4542,/ (1)/
         3.52%, 12/8/06                                       3,945  3,945
        Kane County Revenue Bonds, Series 1993,
         Glenwood School for Boys (Harris N.A. LOC),
         3.55%, 12/8/06                                       7,200  7,200
        Peoria IDR Bonds, Series 1997, Peoria Production
         Shop Project (JPMorgan Chase Bank LOC),
         3.75%, 12/8/06                                         645    645
        Rockford Revenue Bonds, Series 2002, Wesley
         Willows Obligation (Marshall & Ilsley Bank
         LOC),
         3.67%, 12/1/06                                       4,950  4,950

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
     MUNICIPAL INVESTMENTS - 97.4% - CONTINUED
     Illinois - 15.0% - (continued)
       Will County Revenue VRDB, Series 2004, Joliet
        Catholic Academy Project (Harris N.A. LOC),
        3.58%, 12/8/06                                       $6,250 $6,250
     ---------------------------------------------------  --------- ------
                                                                    83,190
     ---------------------------------------------------  --------- ------
     Indiana - 6.3%
       Indiana Bond Bank Revenue Bonds, Series
        2006A, Advanced Funding Program Notes,
        4.50%, 2/1/07                                         2,500  2,505
       Indiana Development Finance Authority Revenue
        VRDB, Series 2002, Indianapolis Museum of
        Art (JPMorgan Chase Bank LOC),
        3.50%, 12/8/06                                        1,700  1,700
       Indiana Health and Educational Facilities
        Financing Authority Hospital Revenue Bonds,
        Merrill Lynch P-Floats 1405 (Merrill Lynch &
        Co. Gtd.), /(1)/
        3.54%, 12/8/06                                        7,125  7,125
       Indiana Health and Educational Facilities Finance
        Authority Revenue Bonds, Series 2005A,
        Howard Regional Health System Project
        (Comerica Bank LOC),
        3.70%, 12/1/06                                        1,000  1,000
       Indiana Health Facility Financing Authority
        Revenue VRDB, Series 2000, Senior Living
        Greencroft Project (LaSalle Bank N.A. LOC),
        3.49%, 12/8/06                                        1,176  1,176
       Indiana Health Facility Financing Authority
        Revenue VRDB, Series 2002B, Fayette
        Memorial Hospital Association (Fifth Third
        Bank LOC),
        3.70%, 12/1/06                                        3,100  3,100
       Indiana Health Facility Financing Authority
        Revenue VRDB, Series 2004A, Margaret Mary
        Community Hospital Project (Fifth Third Bank
        LOC),
        3.70%, 12/1/06                                          800    800
       Indiana Public Improvement Bond Bank Revenue
        VRDB, Series A, ABN AMRO Munitops
        Certificate Trust Series 2002-7
        (MBIA Insured), /(1)/
        3.52%, 12/8/06                                        7,500  7,500

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 33  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO (continued)

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
       MUNICIPAL INVESTMENTS - 97.4% - CONTINUED
       Indiana - 6.3% - (continued)
         Perry Township Building Corp. Revenue Bonds,
          Series 2005, ABN AMRO Munitops Certificate
          Trust 2005-6 (FSA Corp. Insured), /(1)/
          3.53%, 12/8/06                                   $9,810 $9,810
       -----------------------------------------------  --------- ------
                                                                  34,716
       -----------------------------------------------  --------- ------
       Iowa - 1.6%
         Iowa Finance Authority Retirement Community
          Revenue Bonds, Series 2003A, Deerfield
          Retirement (LaSalle Bank N.A. LOC),
          3.48%, 12/8/06                                      400    400
         Iowa Finance Authority Revenue VRDB, Series
          2000, YMCA and Rehab Center Project
          (Bank of America N.A. LOC),
          3.55%, 12/8/06                                    2,200  2,200
         Iowa Finance Authority Revenue VRDB, Series
          2003A, St. Luke's Health Foundation of Sioux
          City Project (General Electric Capital Corp.
          LOC),
          3.50%, 12/8/06                                    3,100  3,100
         Iowa Higher Education Loan Authority Revenue
          Bonds, Series 2002, Luther College Project
          (U.S. Bank N.A. LOC),
          3.48%, 12/8/06                                    3,000  3,000
         Iowa Higher Education Loan Authority Revenue
          VRDB, Private College, Series 2003, Des
          Moines University Project (Allied Irish Bank
          LOC),
          3.70%, 12/1/06                                      200    200
       -----------------------------------------------  --------- ------
                                                                   8,900
       -----------------------------------------------  --------- ------
       Kansas - 1.7%
         Kansas Development Finance Authority Revenue
          VRDB, Series 2004C, Adventist Health System/
          Sunbelt (SunTrust Bank LOC),
          3.49%, 12/8/06                                    2,200  2,200
         Kansas State Department of Transportation
          Highway Revenue Bonds, Series 2004C-1,
          3.44%, 12/8/06                                      230    230
         Olathe Senior Living Facility Revenue VRDB,
          Series C-1, Catholic Care Campus (LaSalle
          Bank N.A. LOC),
          3.49%, 12/8/06                                    1,100  1,100

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 97.4% - CONTINUED
      Kansas - 1.7% - (continued)
        University of Kansas Hospital Authority Revenue
         VRDB, KU Health Systems (Harris N.A. LOC),
         3.65%, 12/1/06                                     $5,610 $5,610
      -------------------------------------------------  --------- ------
                                                                    9,140
      -------------------------------------------------  --------- ------
      Kentucky - 0.5%
        Fort Mitchell League of Cities Revenue VRDB,
         Series 2002A, Trust Lease Program
         (U.S. Bank N.A. LOC),
         3.65%, 12/8/06                                      2,250  2,250
        Morehead League of Cities Revenue VRDB,
         Series 2004A, Trust Lease Program
         (U.S. Bank N.A. LOC),
         3.65%, 12/8/06                                        494    494
      -------------------------------------------------  --------- ------
                                                                    2,744
      -------------------------------------------------  --------- ------
      Louisiana - 1.9%
        Jefferson Parish Hospital Revenue Refunding
         VRDB, Series 2004, East Jefferson General
         Hospital (JPMorgan Chase Bank LOC),
         3.53%, 12/8/06                                      1,900  1,900
        Louisiana Public Facilites Authority Revenue
         VDRB, Series 2004, Tiger Athletic Foundation
         Project (Regions Bank LOC),
         3.47%, 12/8/06                                      8,700  8,700
      -------------------------------------------------  --------- ------
                                                                   10,600
      -------------------------------------------------  --------- ------
      Maryland - 0.8%
        Baltimore County Economic Development
         Revenue VDRB, Series 2006, Garrison Forest
         School, Inc. Project (SunTrust Bank LOC),
         3.65%, 12/1/06                                      4,000  4,000
        Gaithersburg Economic Development Revenue
         Bonds, Series 1997A, Asbury Methodist (MBIA
         Insured),
         3.48%, 12/8/06                                        450    450
      -------------------------------------------------  --------- ------
                                                                    4,450
      -------------------------------------------------  --------- ------
      Massachusetts - 0.0%
        Massachusetts State G.O. Refunding VRDB,
         Series 2005A,
         3.47%, 12/8/06                                        245    245
      -------------------------------------------------  --------- ------

See Notes to the Financial Statements.

          MONEY MARKET PORTFOLIOS 34  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 97.4% - CONTINUED
      Michigan - 4.8%
        Detroit School Building and Site Improvement
         G.O., Series 2002A, ABN AMRO Munitops
         Certificate Trust, Series 2003-10
         (FGIC Insured), /(1)/
         3.50%, 12/8/06                                     $4,495 $4,495
        Detroit Sewage Disposal System Senior Lien
         Revenue Refunding Bonds, Series 2001E
         (FGIC Insured),
         3.78%, 7/12/07                                      2,200  2,202
        Jackson County Economic Development Corp.
         Limited Obligation Revenue Refunding VRDB,
         Series 2001A, Vista Grande Villa (LaSalle Bank
         N.A. LOC),
         3.64%, 12/1/06                                        100    100
        Macomb County Hospital Finance Authority
         Revenue Refunding VRDB, Series 2003A-1,
         Mount Clemens General (Comerica Bank LOC),
         3.68%, 12/1/06                                      2,600  2,600
        Michigan Municipal Bond Authority Revenue
         Notes, Series B-2 (Bank of Nova Scotia LOC),
         4.50%, 8/20/07                                      5,000  5,029
        Michigan State Hospital Finance Authority
         Revenue Refunding VRDB, Series 2003A,
         Crittenton Hospital (Comerica Bank LOC),
         3.66%, 12/1/06                                      1,400  1,400
        Michigan State Hospital Finance Authority
         Revenue VRDB, Series 2004B, Holland
         Community Hospital (JPMorgan Chase Bank
         LOC),
         3.49%, 12/8/06                                      7,500  7,500
        Michigan State Hospital Finance Authority
         Revenue VRDB, Series 2005F, Trinity Health
         Credit,
         3.66%, 12/1/06                                      3,345  3,345
      -------------------------------------------------  --------- ------
                                                                   26,671
      -------------------------------------------------  --------- ------
      Minnesota - 0.4%
        Center City, Minnesota Healthcare Facilities
         Revenue VRDB, Series 2002, Hazelden
         Foundation Project (Allied Irish Bank LOC),
         3.49%, 12/8/06                                      2,400  2,400
      -------------------------------------------------  --------- ------

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
      MUNICIPAL INVESTMENTS - 97.4% - CONTINUED
      Mississippi - 1.4%
        Mississippi Business Finance Corp. Revenue
         VRDB, Series 600, Concourse Project
         (Regions Bank LOC),
         3.52%, 12/8/06                                      $3,000 $3,000
        Mississippi Business Finance Corp. Revenue
         VRDB, Series 2000, St. Andrew's Episcopal
         School Project (Allied Irish Bank LOC),
         3.51%, 12/8/06                                       1,735  1,735
        Mississippi Medical Center Educational Building
         Corp. Revenue VRDB, Adult Hospital Project
         (AMBAC Insured),
         3.48%, 12/1/06                                       3,235  3,235
      --------------------------------------------------  --------- ------
                                                                     7,970
      --------------------------------------------------  --------- ------
      Missouri - 4.6%
        Chesterfield IDA Educational Facilities Revenue
         VRDB, Series 2003, Gateway Academy, Inc.
         Project (U.S. Bank N.A. LOC),
         3.70%, 12/1/06                                         395    395
        Curators of the University of Missouri Revenue
         Notes, Series FY, Capital Project Notes,
         4.50%, 6/29/07                                       7,500  7,536
        Kirkwood Tax Increment Revenue Refunding
         VRDB, Series 2004, Kirkwood Commons
         Project (U.S. Bank N.A. LOC),
         3.70%, 12/1/06                                       2,000  2,000
        Missouri State Health and Educational Facilities
         Authority Revenue VRDB, Series 1999B,
         St. Louis University,
         3.68%, 12/1/06                                       2,915  2,915
        Missouri State Health and Educational Facilities
         Authority Revenue VRDB, Series 2001,
         Missouri Valley College (U.S. Bank N.A. LOC),
         3.70%, 12/1/06                                       5,745  5,745
        Missouri State Health and Educational Facilities
         Authority Revenue VRDB, Series 2001B,
         Bethesda Health Group (U.S. Bank N.A. LOC),
         3.70%, 12/1/06                                       4,385  4,385
        Missouri State Health and Educational Facilities
         Authority Revenue VRDB, Series 2002,
         Missouri Baptist College (U.S. Bank N.A. LOC),
         3.70%, 12/1/06                                       2,200  2,200
      --------------------------------------------------  --------- ------
                                                                    25,176
      --------------------------------------------------  --------- ------

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 35  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

TAX-EXEMPT PORTFOLIO (continued)

                                                           PRINCIPAL
                                                            AMOUNT   VALUE
                                                            (000S)   (000S)
     MUNICIPAL INVESTMENTS - 97.4% - CONTINUED
     Nebraska - 0.9%
       Douglas County School District G.O., Series 2003,
        Citigroup ROCS-RR-II-R-4058, /(1)/
        3.52%, 12/8/06                                        $4,930 $4,930
     ----------------------------------------------------  --------- ------
     Nevada - 0.3%
       Clark County Revenue Refunding Bonds, Series
        1993A, Airport Improvement (MBIA Insured),
        3.47%, 12/8/06                                         1,400  1,400
     ----------------------------------------------------  --------- ------
     New Mexico - 0.9%
       Bernalillo County Gross TRB 1996B, Series 2004B
        Macon Variable Certificates (MBIA Insured), /(1)/
        3.52%, 12/8/06                                         5,160  5,160
     ----------------------------------------------------  --------- ------
     North Carolina - 0.6%
       New Hanover County G.O. School Bonds,
        Series 1995,
        3.55%, 12/8/06                                         2,250  2,250
       University of North Carolina Revenue Bonds,
        Citigroup Eagle 720053014 Class 2005A, /(1)/
        3.53%, 12/8/06                                           800    800
     ----------------------------------------------------  --------- ------
                                                                      3,050
     ----------------------------------------------------  --------- ------
     Ohio - 1.5%
       Hamilton County Healthcare Facilities Revenue
        VRDB, Series 2003A, Twin Towers and Twin
        Lakes Project (U.S. Bank N.A. LOC),
        3.66%, 12/8/06                                         6,000  6,000
       Middletown Development Revenue Bonds, Series
        2003, Bishop Fenwick High School Project
        (JPMorgan Chase Bank LOC),
        3.55%, 12/8/06                                         2,450  2,450
     ----------------------------------------------------  --------- ------
                                                                      8,450
     ----------------------------------------------------  --------- ------
     Oklahoma - 1.4%
       Edmond EDA Student Housing Revenue VRDB,
        Series 2001A, Edmond Project
        (Allied Irish Bank N.A. LOC),
        3.50%, 12/8/06                                         4,200  4,200
       Tulsa Industrial Authority Revenue Bonds, Series
        2000B, University of Tulsa (MBIA Insured),
        3.53%, 12/8/06                                         3,725  3,725
     ----------------------------------------------------  --------- ------
                                                                      7,925
     ----------------------------------------------------  --------- ------

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
       MUNICIPAL INVESTMENTS - 97.4% - CONTINUED
       Pennsylvania - 1.1%
         Allegheny County Hospital Development
          Authority Revenue Bonds, Series 1988 B-2,
          Presbyterian University Hospital (JPMorgan
          Chase Bank LOC),
          3.50%, 12/8/06                                   $1,185 $1,185
         Philadelphia TRANS,
          4.50%, 6/29/07                                    5,000  5,020
       -----------------------------------------------  --------- ------
                                                                   6,205
       -----------------------------------------------  --------- ------
       Tennessee - 2.4%
         Metropolitan Government Nashville and
          Davidson County Electric Revenue Bonds,
          Citicorp Eagle Trust Series 984201, /(1)/
          3.53%, 12/8/06                                    1,600  1,600
         Metropolitan Government Nashville and
          Davidson County Health and Educational
          Facilities Board Revenue Bonds,
          Series 2001B2, Ascension Health Credit,
          3.40%, 1/4/07                                     5,000  5,000
         Metropolitan Government Nashville and
          Davidson County IDB Revenue Refunding
          VRDB, Series 2002, University of Nashville
          Project (SunTrust Bank LOC),
          3.49%, 12/8/06                                    1,800  1,800
         Montgomery County Public Building Authority
          Pooled Financing Revenue Bonds, Series 2004,
          Tennessee County Loan Pool (Bank of America
          N.A. LOC),
          3.65%, 12/1/06                                      200    200
         Montgomery County Public Building Authority
          Pooled Financing Revenue Bonds, Tennessee
          County Loan Pool (Bank of America N.A. LOC),
          3.65%, 12/1/06                                    2,400  2,400
         Williamson County IDB Revenue Bonds, Series
          2003, Currey Ingram Academy Project
          (SunTrust Bank LOC),
          3.55%, 12/8/06                                    2,260  2,260
       -----------------------------------------------  --------- ------
                                                                  13,260
       -----------------------------------------------  --------- ------
       Texas - 13.9%
         Comal Independent School District Revenue
          VRDB, Series 1999-9, ABN AMRO Munitops
          Certificate Trust (PSF of Texas Gtd.), /(1)/
          3.51%, 12/8/06                                    6,500  6,500

See Notes to the Financial Statements.

          MONEY MARKET PORTFOLIOS 36  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                           PRINCIPAL
                                                            AMOUNT   VALUE
                                                            (000S)   (000S)
     MUNICIPAL INVESTMENTS - 97.4% - CONTINUED
     Texas - 13.9% - (continued)
       Granbury Independent School District G.O.,
        Series 1999 SG-129 (PSF of Texas Gtd.), /(1)/
        3.51%, 12/8/06                                        $4,815 $4,815
       Harris County G.O. CP Notes, Series C,
        3.59%, 3/9/07                                          5,000  5,000
       Keller Independent School District G.O.,
        Series 2001-26, ABN AMRO Munitops
        Certificate Trust (PSF of Texas Gtd.), /(1)/
        3.52%, 12/8/06                                         4,000  4,000
       Little Elmer School District G.O., Series 2006-60,
        ABN AMRO Munitops Certificate Trust
        (PSF of Texas Gtd.), /(1)/
        3.53%, 12/8/06                                         9,040  9,040
       Princeton Independent School District G.O.,
        Soc Gen Series 2003 SGB-41 (PSF of Texas
        Gtd.), /(1)/
        3.52%, 12/8/06                                         4,750  4,750
       San Antonio City Electric and Gas, Wachovia
        MERLOTS Series 2001A68 (Colld. by U.S.
        Treasury Securities), /(1)/
        3.52%, 12/8/06                                         3,625  3,625
       State of Texas Transportation Mobility G.O.,
        Citigroup Eagle 720050055, /(1)/
        3.53%, 12/8/06                                         5,085  5,085
       State of Texas TRANS, Series 2006,
        4.50%, 8/31/07                                        20,000 20,137
       Tarrant County Health Facilities Development
        Corp. Revenue VRDB, Series 1996-A, Adventist
        Health System Sunbelt (SunTrust Bank LOC),
        3.48%, 12/8/06                                         5,200  5,200
       Texas A&M University Revenue Bonds,
        Series 2003A RR-II-R-4005 ROCS, /(1)/
        3.52%, 12/8/06                                         4,750  4,750
       Texas City Industrial Development Corp.,
        Wachovia MERLOTS Series 2000-A34, Arco
        Pipeline Project (Wachovia Bank N.A. LOC), /(1)/
        3.52%, 12/8/06                                         3,865  3,865
     ----------------------------------------------------  --------- ------
                                                                     76,767
     ----------------------------------------------------  --------- ------
     Utah - 1.7%
       Utah Water Finance Agency Revenue VRDB,
        Series 2002A2 (AMBAC Insured),
        3.52%, 12/8/06                                         5,330  5,330

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
       MUNICIPAL INVESTMENTS - 97.4% - CONTINUED
       Utah - 1.7% - (continued)
         Utah Water Finance Agency Revenue VRDB,
          Series 2005A-14, Tender Options
          (AMBAC Insured),
          3.52%, 12/8/06                                    $4,100 $4,100
       ------------------------------------------------  --------- ------
                                                                    9,430
       ------------------------------------------------  --------- ------
       Washington - 4.7%
         City of Seattle G.O. Bonds, Series 1996D,
          3.45%, 12/8/06                                     1,125  1,125
         King County G.O. Limited BANS, Series A 2006,
          4.00%, 11/1/07                                     3,000  3,012
         Seattle Light and Power Revenue Refunding
          Bonds, Citigroup ROCS II-R Series 50
          (FSA Corp. Insured), /(1)/
          3.52%, 12/8/06                                     6,495  6,495
         Tacoma Water System Revenue Bonds,
          Series 2002-36, ABN AMRO Munitops
          Certificate Trust (MBIA Insured), /(1)/
          3.53%, 12/8/06                                     8,680  8,680
         Washington State G.O., Series 2004D, ABN
          AMRO Munitops Certificate Trust
          Series 2004-13 (AMBAC Insured), /(1)/
          3.53%, 12/8/06                                       355    355
         Washington State Housing Finance Commission
          Nonprofit Housing Revenue VRDB, Series 2003,
          Gonzaga Preparatory School Project (Bank of
          America N.A. LOC),
          3.55%, 12/8/06                                     1,935  1,935
         Washington State Housing Finance Commission
          Nonprofit Housing Revenue Refunding VRDB,
          Series 1997, Panorama City Project
          (KeyBank N.A. LOC),
          3.67%, 12/1/06                                     1,000  1,000
         Washington State Housing Finance Commission
          Nonprofit Housing Revenue VRDB, Series 2000,
          Living Care Centers Project (Wells Fargo Bank
          N.A. LOC),
          3.68%, 12/8/06                                     2,085  2,085
         Washington State Housing Finance Commission
          Nonprofit Revenue VRDB, Museum of History
          and Industry (Bank of America N.A. LOC),
          3.70%, 12/1/06                                     1,200  1,200
       ------------------------------------------------  --------- ------
                                                                   25,887
       ------------------------------------------------  --------- ------

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 37  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2006

TAX-EXEMPT PORTFOLIO (continued)

                                                      PRINCIPAL
                                                       AMOUNT     VALUE
                                                       (000S)     (000S)
      MUNICIPAL INVESTMENTS - 97.4% - CONTINUED
      Wisconsin - 2.0%
        Milwaukee Redevelopment Authority
         Revenue VRDB, Series 2005, University of
         Wisconsin Kenilworth Project (Depfa Bank
         PLC LOC),
         3.46%, 12/8/06                                     $750     $750
        Wisconsin Health and Educational Facilities
         Authority Revenue Bonds, Series 2002,
         Meriter Hospital, Inc. Project (Marshall &
         Ilsley Bank LOC),
         3.70%, 12/1/06                                    3,250    3,250
        Wisconsin Health and Educational Facilities
         Authority Revenue Bonds, Series 2004C,
         EastCastle Place, Inc. (LaSalle Bank N.A.
         LOC),
         3.48%, 12/8/06                                    4,100    4,100
        Wisconsin Health and Educational Facilities
         Authority Revenue Bonds, St. Joseph
         Community Hospital Project (Marshall &
         Ilsley Bank LOC),
         3.51%, 12/8/06                                      565      565
        Wisconsin Health and Educational Facilities
         Authority Revenue VRDB Series 2002A,
         Capital Access Pool, Vernon Memorial
         Hospital (U.S. Bank N.A. LOC),
         3.70%, 12/1/06                                    1,770    1,770
        Wisconsin Health and Educational Facilities
         Authority Revenue Refunding VRDB,
         Series 2003, Oakwood Village Project
         (Marshall & Ilsley Bank LOC),
         3.50%, 12/8/06                                      605      605
      ----------------------------------------------- ---------- --------
                                                                   11,040
      ----------------------------------------------- ---------- --------
      Total Municipal Investments (Cost $539,011)                 539,011

                                                       NUMBER     VALUE
                                                      OF SHARES   (000S)
      INVESTMENT COMPANIES - 2.2%
        AIM Tax-Exempt Cash Fund                      11,625,320   11,625
        Dreyfus Tax-Exempt Cash Management Fund          417,259      417
      ----------------------------------------------- ---------- --------
      Total Investment Companies (Cost $12,042)                    12,042
      ----------------------------------------------- ---------- --------
      Total Investments - 99.6% (Cost $551,053) /(3)/             551,053
         Other Assets less Liabilities - 0.4%                       2,319
      ----------------------------------------------- ---------- --------
      NET ASSETS - 100.0%                                        $553,372


(1)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)Restricted security that has been deemed illiquid. At November 30, 2006, the value of these restricted illiquid securities amounted to approximately $29,960,000 or 5.4% of net assets. Additional information on each restricted illiquid security is as follows:

                                                            ACQUISITION
                                             ACQUISITION       COST
         SECURITY                               DATE          (000S)
         Park Creek Metropolitan District
          Revenue Bonds (CO),
           3.50%, 2/15/07                 9/30/05 - 2/13/06   $17,500
         Florida State Department of
          Transportation Revenue
          Bonds (FL),
           3.65%, 5/15/07                     11/15/05         12,460
         -------------------------------- ----------------- -----------

(3)The cost for federal income tax purposes was $551,053.

       At November 30, 2006, the industry sectors for the Tax-Exempt
       Portfolio were:
       INDUSTRY SECTOR                                   % OF NET ASSETS
       Air, Water Services and Solid Waste
        Management                                              8.3%
       Educational Services                                    16.2
       Electric Services, Gas and Combined Utilities            8.4
       Executive, Legislative and General Government           24.9
       General Medical, Surgical and Nursing and
        Personal Care                                          14.7
       Health Services and Residential Care                    10.0
       Urban and Community Development, Housing
        Programs and Social Services                            5.6
       All other sectors less than 5%                          11.9
       --------------------------------------------- -   ---------------
       Total                                                  100.0%

                          At November 30, 2006, the maturity analysis for the Tax-Exempt Portfolio as a percentage of investments was:
                          MATURITY ANALYSIS                                     %
                           0 - 14 Days                                         81.8%
                           31 - 60 Days                                         3.7
                           61 - 90 Days                                         3.6
                           91 - 180 Days                                        3.2
                           181 - 364 Days                                       7.7
                          -------------------------------- ----------------   --------------------
                           Total                                              100.0%

See Notes to the Financial Statements.

          MONEY MARKET PORTFOLIOS 38  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2006

MUNICIPAL PORTFOLIO

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.2%
      Alabama - 0.6%
        Alabama HFA Multifamily Revenue Refunding
         VRDB, Series 1996A, Rime Village Hoover
         Project (FNMA Gtd.),
         3.51%, 12/8/06                                     $4,200  $4,200
        Taylor-Ryan Improvement District Number 2,
         Series 2005, Special Assessments Variable
         Improvement Bonds (Wachovia Bank N.A.
         LOC),
         3.51%, 12/8/06                                     12,000  12,000
      -------------------------------------------------  --------- -------
                                                                    16,200
      -------------------------------------------------  --------- -------
      Alaska - 0.3%
        Alaska International Airport Revenue Bonds,
         Series 2006-9, ABN AMRO Munitops
         Certificate Trust (MBIA Insured), /(1)/
         3.53%, 12/8/06                                      8,100   8,100
      -------------------------------------------------  --------- -------
      Arizona - 4.7%
        Arizona Health Facilities Authority Revenue
         VRDB, Series A, Banner Health
         (MBIA Insured),
         3.46%, 12/8/06                                     83,000  83,000
        Pima County IDA Revenue VRDB, Series 2002A,
         Senior Living Facilities La Posada
         (LaSalle Bank N.A. LOC),
         3.48%, 12/8/06                                     21,030  21,030
        Salt River Project Agricultural Improvement and
         Power District Electric System Revenue
         Bonds, Citigroup ROCS-RR-II-R-640, /(1)/
         3.52%, 12/8/06                                      7,440   7,440
        Scottsdale IDA Revenue VRDB, Scottsdale
         Healthcare (FSA Corp. Insured),
         3.46%, 12/8/06                                      6,800   6,800
      -------------------------------------------------  --------- -------
                                                                   118,270
      -------------------------------------------------  --------- -------
      Arkansas - 0.2%
        Boone County Hospital Revenue VRDB, North
         Arkansas Regional Medical Center Project
         (Bank of America N.A. LOC),
         3.50%, 12/8/06                                      5,400   5,400
      -------------------------------------------------  --------- -------
      California - 4.2%
        ABN AMRO Munitops Certificate Trust,
         Series 2006-21, /(1)/
         3.51%, 12/8/06                                     13,995  13,995

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.2% - CONTINUED
      California - 4.2% - (continued)
        Bay Area Toll Bridge Revenue VRDB, Series C,
         San Francisco Bay Area Toll Authority
         (AMBAC Insured),
         3.30%, 12/8/06                                    $10,200 $10,200
        California State Department of Water Resources
         and Power Supply Revenue VRDB,
         Series 2002C-4 (JPMorgan Chase Bank LOC),
         3.36%, 12/8/06                                     19,200  19,200
        California State G.O., Series 2003B-4 Floating
         Rate Certificates (Bank of New York LOC),
         3.30%, 12/8/06                                     34,700  34,700
        California State RANS,
         4.50%, 6/29/07                                      1,900   1,912
        Los Angeles County California Housing Authority
         Multifamily Revenue VRDB, Series 1985,
         Malibu Canyon Apartments (FHLMC LOC),
         3.43%, 12/8/06                                      1,000   1,000
        Metropolitan Water District of Southern
         California Waterworks Revenue VRDB,
         Series B-2 2005,
         3.36%, 12/8/06                                     19,455  19,455
        Orange County Development Revenue
         Refunding VRDB, Issue G of 1998 Series 3,
         WLCO LF Partners Project (FNMA LOC),
         3.37%, 12/8/06                                        100     100
        San Francisco City and County Redevelopment
         Agency Multifamily Housing Revenue VRDB,
         Series 1985A, Bayside Village Project
         (JPMorgan Chase Bank LOC),
         3.35%, 12/8/06                                      2,700   2,700
        San Francisco City and County Redevelopment
         Agency Multifamily Housing Revenue VRDB,
         Series 1985B, Bayside Village Project
         (JPMorgan Chase Bank LOC),
         3.35%, 12/8/06                                      2,700   2,700
      -------------------------------------------------  --------- -------
                                                                   105,962
      -------------------------------------------------  --------- -------
      Colorado - 3.6%
        Broomfield Urban Renewal Authority,
         Series 2005, Event Center Project
         (BNP Paribas LOC),
         3.50%, 12/8/06                                     12,000  12,000

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 39  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO (continued)

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.2% - CONTINUED
      Colorado - 3.6% - (continued)
        Colorado Educational and Cultural Facilities
         Authority Revenue Bonds, Concordia
         University Irvine Project (U.S. Bank N.A. LOC),
         3.69%, 12/1/06                                      $8,600 $8,600
        Colorado Educational and Cultural Facilities
         Authority Revenue VRDB, Series 2003A-2,
         National Jewish Federation Bond Program
         (Bank of America N.A. LOC),
         3.68%, 12/1/06                                       2,345  2,345
        Colorado Health Facilities Authority Revenue
         VRDB, Series 2004B, Adventist Health System
         Sunbelt (SunTrust Bank LOC),
         3.48%, 12/8/06                                       4,100  4,100
        Colorado HFA, SFM Class 1 (SFM Class 1 GIC),
         3.43%, 1/3/07                                        7,000  7,000
        Denver City and County Airport Revenue Bonds,
         Series 63 (FGIC Insured), /(1)/
         3.52%, 12/8/06                                       9,500  9,500
        Greenwood Village G.O. Refunding VRDB,
         Series 2003, City of Fiddlers Business
         Improvement District (U.S. Bank N.A. LOC),
         3.60%, 12/8/06                                       2,800  2,800
        Larkridge G.O. VRDB, Series 2004, Metropolitan
         District Number 1 (U.S. Bank N.A. LOC),
         3.53%, 12/8/06                                      10,000 10,000
        Park Creek Metropolitan District Revenue Bonds,
         Merrill Lynch P-Floats 157
         (Danske Bank Gtd.), /(1) (2)/
         3.50%, 2/15/07                                      22,500 22,500
        Westminster Economic Development Authority
         Tax Increment Revenue Refunding VRDB,
         Series 2006, Mandalay Gardens Urban
         (Depfa Bank PLC LOC),
         3.50%, 12/8/06                                      10,880 10,880
      --------------------------------------------------  --------- ------
                                                                    89,725
      --------------------------------------------------  --------- ------
      District of Columbia - 0.3%
        District of Columbia Revenue VRDB, Series 2001,
         Henry J. Kaiser Foundation,
         3.56%, 12/8/06                                       4,700  4,700

                                                           PRINCIPAL
                                                            AMOUNT   VALUE
                                                            (000S)   (000S)
     MUNICIPAL INVESTMENTS - 99.2% - CONTINUED
     District of Columbia - 0.3% - (continued)
       District of Columbia Revenue VRDB, Series 2003,
        American Psychological Association Project
        (Bank of America N.A. LOC),
        3.55%, 12/8/06                                        $2,560 $2,560
     ----------------------------------------------------  --------- ------
                                                                      7,260
     ----------------------------------------------------  --------- ------
     Florida - 10.4%
       Brevard County Health Facilities Authority
        Revenue VRDB, Series 2004, Wuesthoff Health
        Systems, Inc. Project (SunTrust Bank LOC),
        3.49%, 12/8/06                                        14,200 14,200
       Broward County Educational Facilities Authority
        Revenue Bonds, Series 2004C, Nova
        Southeastern (Bank of America N.A. LOC),
        3.65%, 12/1/06                                        10,000 10,000
       Charlotte County Utility Revenue Refunding
        VRDB, Series 2003A (FSA Corp. Insured),
        3.50%, 12/8/06                                         6,000  6,000
       Collier County Health Facilities Authority Revenue
        VRDB, Series 2003C1, Cleveland Clinic Health
        (JPMorgan Chase Bank LOC),
        3.65%, 12/1/06                                         2,600  2,600
       Florida Gas Utility Revenue VRDB, Series 2006,
        Gas Supply Project Number 2-A-2 (UBS Gtd.),
        3.48%, 12/8/06                                        15,300 15,300
       Florida State Board of Education G.O., Eagle
        720050054 - Class A, /(1)/
        3.53%, 12/8/06                                        10,000 10,000
       Florida State Board of Education Revenue Bonds,
        Series 2004, Citigroup ROCS-RR-II-6037, /(1)/
        3.52%, 12/8/06                                         6,270  6,270
       Florida State Department of Transportation
        Revenue Bonds, Series 2005-A22, Wachovia
        MERLOTS, /(1) (2)/
        3.65%, 5/15/07                                        12,460 12,460
       Highlands County Health Facilities Authority
        Revenue VRDB, Series 1996A, Adventist Health
        System Project (FGIC Insured),
        3.48%, 12/8/06                                        38,140 38,140
       Highlands County Health Facilities Authority
        Revenue VRDB, Series 1996A, Adventist Health
        System Sunbelt (SunTrust Bank LOC),
        3.48%, 12/8/06                                        24,770 24,770

See Notes to the Financial Statements.

          MONEY MARKET PORTFOLIOS 40  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.2% - CONTINUED
      Florida - 10.4% - (continued)
        Highlands County Health Facilities Authority
         Revenue VRDB, Series 2000A, Adventist Health
         System Sunbelt (FGIC Insured),
         3.48%, 12/8/06                                      $4,500 $4,500
        Highlands County Health Facilities Authority
         Revenue VRDB, Series 2003B, Adventist Health
         System Sunbelt (SunTrust Bank LOC),
         3.48%, 12/8/06                                      17,300 17,300
        Jackson County PCR Refunding Bonds,
         Series 1997, Gulf Power Co. Project,
         3.70%, 12/1/06                                       2,000  2,000
        Jacksonville Health Facilities Authority Revenue
         VRDB, Series 1997C, Charity Obligation Group
         (MBIA Insured),
         3.60%, 12/1/06                                      23,490 23,490
        Lee County Housing Finance Authority
         Multifamily Revenue Bonds, Series 1995-A,
         Forestwood Apartments Project (FNMA Gtd.),
         3.52%, 12/8/06                                       8,285  8,285
        Lee County IDA Healthcare Facilities Revenue
         VRDB, Series 1999B, Shell Point Village Project
         (Bank of America N.A. LOC),
         3.49%, 12/8/06                                         700    700
        Lee County IDA Healthcare Facilities Revenue
         VRDB, Series 2002, Shell Point Village Project
         (Bank of America N.A. LOC),
         3.49%, 12/8/06                                      14,150 14,150
        Orange County Housing Finance Authority
         Multifamily Revenue Refunding VRDB,
         Series 1997, Post Fountains Project
         (FNMA Gtd.),
         3.52%, 12/8/06                                       2,550  2,550
        Palm Beach County Health Facilities Authority
         Revenue VRDB, Series 2001, Bethesda
         Healthcare Systems Project (SunTrust Bank
         LOC),
         3.65%, 12/1/06                                       7,500  7,500
        Palm Beach County Revenue VRDB, Series 2003,
         Morse Obligation Group Project (KeyBank N.A.
         LOC),
         3.50%, 12/8/06                                       8,405  8,405

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
     MUNICIPAL INVESTMENTS - 99.2% - CONTINUED
     Florida - 10.4% - (continued)
       State of Florida Department of Transportation
        Bridge Construction Revenue Bonds,
        Series 2002A, ABN AMRO Munitops
        Certificate Trust 2002-20 (MBIA Insured), /(1)/
        3.68%, 12/8/06                                      $9,845  $9,845
       University of South Florida College COPS VRDB,
        Series A-1, Medicine Health Facilities Lease
        Program (SunTrust Bank LOC),
        3.56%, 12/8/06                                      23,650  23,650
     --------------------------------------------------  --------- -------
                                                                   262,115
     --------------------------------------------------  --------- -------
     Georgia - 2.3%
       Burke County Development Authority PCR
        VRDB, Series 1999B, Oglethorpe Power Corp.
        (AMBAC Insured),
        3.65%, 12/1/06                                       6,800   6,800
       Clayton County Development Authority Revenue
        VRDB, Series 2000A, Delta Airlines Project
        (General Electric Capital Corp. LOC), /(1)/
        3.55%, 12/8/06                                      41,800  41,800
       Cobb County Housing Authority Multifamily
        Revenue VRDB, Series 1996, Post Bridge
        Project (FNMA Colld.),
        3.48%, 12/8/06                                       2,800   2,800
       Cobb County Housing Authority Revenue Bonds,
        Post Mill Project (Colld. by FNMA),
        3.48%, 12/8/06                                       2,000   2,000
       Floyd County Development Authority Revenue
        VRDB, Series 2000, Darlington School Project
        (SunTrust Bank LOC),
        3.52%, 12/8/06                                       3,000   3,000
       Rockdale County Hospital Authority Revenue
        Anticipation Certificates, Series 2002,
        Rockdale Hospital (SunTrust Bank LOC),
        3.48%, 12/8/06                                         835     835
       Roswell Housing Authority Multifamily Revenue
        Refunding VRDB, Series 2002, Chambrel at
        Roswell Project (FNMA Gtd.),
        3.50%, 12/8/06                                         100     100
     --------------------------------------------------  --------- -------
                                                                    57,335
     --------------------------------------------------  --------- -------

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 41  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO (continued)

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
     MUNICIPAL INVESTMENTS - 99.2% - CONTINUED
     Illinois - 7.3%
       Chicago Board of Education G.O. Series A PA 616
        School Reform Board (FGIC Insured), /(1)/
        3.53%, 12/8/06                                         $500   $500
       Chicago G.O. Refunding Bonds, Series 1998,
        Citicorp Eagle Trust 981302 (FSA Corp.
        Insured), /(1)/
        3.53%, 12/8/06                                          500    500
       Chicago G.O. Tender Notes, Series 2006
        (Bank of America N.A. LOC),
        3.35%, 12/8/06                                        5,000  5,000
       Citicorp Eagle Trust G.O. Series 981303,
        Chicago Lakefront Millennium Package
        (MBIA Insured), /(1)/
        3.53%, 12/8/06                                       22,495 22,495
       City of Aurora Revenue VRDB, Series 2003,
        Community Counseling Center of Fox Valley
        Project (Harris N.A. LOC),
        3.58%, 12/8/06                                        3,210  3,210
       Evanston, Illinois G.O., Series 2002A,
        Sherman Plaza,
        3.50%, 12/8/06                                        8,700  8,700
       Illinois Development Finance Authority Revenue
        VRDB, Series 1994, Aurora Central Catholic
        High School Project (Allied Irish Bank LOC),
        3.76%, 12/8/06                                        1,000  1,000
       Illinois Development Finance Authority Revenue
        VRDB, Series 1998C, Provena Health System
        (MBIA Insured),
        3.46%, 12/8/06                                        6,000  6,000
       Illinois Development Finance Authority Revenue
        VRDB, Series 1999B-1, AMR Pooled Financing
        Program (JPMorgan Chase Bank LOC),
        3.57%, 12/8/06                                        5,115  5,115
       Illinois Development Finance Authority Revenue
        VRDB, Series 2001, Oak Park Residence
        Project (LaSalle Bank N.A. LOC),
        3.50%, 12/8/06                                        1,650  1,650
       Illinois Educational Facilities Authority Revenue
        Bonds, Northwestern University, Eagle
        20060095 Class A, /(1)/
        3.53%, 12/8/06                                       10,395 10,395

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
     MUNICIPAL INVESTMENTS - 99.2% - CONTINUED
     Illinois - 7.3% - (continued)
       Illinois Educational Facilities Authority Revenue
        Bonds, Series 1985, Cultural Pool (JPMorgan
        Chase Bank LOC),
        3.52%, 12/8/06                                       $7,000 $7,000
       Illinois Educational Facilities Authority Revenue
        Bonds, Series 2000, Shedd Aquarium Society
        (JPMorgan Chase Bank LOC),
        3.50%, 12/8/06                                        1,900  1,900
       Illinois Educational Facilities Authority Revenue
        Bonds, Series 2003B, Augustana College
        Project (LaSalle Bank N.A. LOC),
        3.50%, 12/8/06                                        6,990  6,990
       Illinois Finance Authority RANS, Series A,
        Higher Education Loan,
        4.75%, 3/30/07                                        4,370  4,383
       Illinois Finance Authority Revenue Bonds,
        Citigroup Eagle 20060115-Class A,
        Northwestern University, /(1)/
        3.53%, 12/8/06                                        8,170  8,170
       Illinois Finance Authority Revenue Bonds,
        Nazareth Academy Project (Harris N.A. LOC),
        3.51%, 12/8/06                                        5,250  5,250
       Illinois Finance Authority Revenue VRDB, Landing
        at Plymouth (Lloyds TSB Bank LOC),
        3.48%, 12/8/06                                        5,000  5,000
       Illinois Finance Authority Revenue VRDB,
        Series D, The Clare At Water Tower Project
        (ABN AMRO Bank N.V. LOC),
        3.49%, 12/8/06                                        8,950  8,950
       Illinois Finance Authority Revenue VRDB, WBEZ
        Alliance Income Project (LaSalle Bank N.A.
        LOC),
        3.49%, 12/8/06                                        8,500  8,500
       Illinois Health Facilities Authority Revenue
        Bonds, Advocate Healthcare Network,
        Series 2003-B,
        3.40%, 1/4/07                                        14,255 14,255
        Series 2003-C,
        3.50%, 3/2/07                                        16,390 16,390

See Notes to the Financial Statements.

          MONEY MARKET PORTFOLIOS 42  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
     MUNICIPAL INVESTMENTS - 99.2% - CONTINUED
     Illinois - 7.3% - (continued)
       Illinois Health Facilities Authority Revenue
        Refunding Bonds, Series 1996, Franciscan
        Eldercare Village (LaSalle Bank N.A. LOC),
        3.49%, 12/8/06                                      $1,500  $1,500
       Illinois Health Facilities Authority Revenue
        VRDB, Series 1998, University of Chicago
        Hospitals Project (MBIA Insured),
        3.65%, 12/1/06                                       9,700   9,700
       Illinois State G.O. Bonds Series 2006, Citigroup
        ROCS-II-R-1072, /(1)/
        3.52%, 12/8/06                                       4,995   4,995
       Illinois State G.O., Citigroup Eagle 720053002
        Class A, /(1)/
        3.53%, 12/8/06                                       8,000   8,000
       Regional Transportation Authority Revenue
        Bonds, Bank of America Variable Certificates,
        Macon 2004A (MBIA Insured), /(1)/
        3.52%, 12/8/06                                       3,330   3,330
       Rockford Revenue Bonds, Series 2002, Wesley
        Willows Obligation (Marshall & Ilsley Bank
        LOC),
        3.67%, 12/1/06                                       3,600   3,600
     --------------------------------------------------  --------- -------
                                                                   182,478
     --------------------------------------------------  --------- -------
     Indiana - 4.9%
       Indiana Bond Bank Revenue Bonds, Series
        2006A, Advanced Funding Program Notes,
        4.50%, 2/1/07                                        5,000   5,010
       Indiana Health and Educational Facilities
        Finance Authority Revenue Bonds, Schneck
        Memorial Hospital Project (Fifth Third Bank
        LOC),
        3.65%, 12/1/06                                       5,000   5,000
       Indiana Health and Educational Facilities
        Finance Authority Revenue Bonds,
        Series 2005A, Howard Regional Health
        System Project (Comerica Bank LOC),
        3.70%, 12/1/06                                       1,700   1,700
       Indiana Health and Educational Facilities
        Finance Authority Revenue VRDB,
        Series 2005A, Parkview Health Systems
        (AMBAC Insured),
        3.47%, 12/8/06                                      33,500  33,500

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.2% - CONTINUED
      Indiana - 4.9% - (continued)
        Indiana Health Facility Financing Authority
         Revenue Bonds, Series 2001-A-4, Ascension
         Health Credit Group Project,
         3.50%, 3/1/07                                    $20,000 $20,000
        Indiana Health Facility Financing Authority
         Revenue Bonds, Series 2004, Riverview
         Hospital Project (National City Bank of
         Indiana LOC),
         3.49%, 12/8/06                                     4,950   4,950
        Indiana Health Facility Financing Authority
         Revenue VRDB, Series 2001, Franciscan
         Eldercare Village Project (LaSalle Bank N.A.
         LOC),
         3.48%, 12/8/06                                       300     300
        Indiana Health Facility Financing Authority
         Revenue VRDB, Series 2004A, Margaret Mary
         Community Hospital Project (Fifth Third Bank
         LOC),
         3.70%, 12/1/06                                     5,800   5,800
        Indiana Public School Building Corp. Revenue
         Bonds, Series 2003-15, ABN AMRO Munitops
         Certificate Trust (MBIA Insured), /(1)/
         3.53%, 12/8/06                                     5,700   5,700
        Indiana Development Finance Authority
         Revenue VRDB, Series 2002, Indianapolis
         Museum of Art (JPMorgan Chase Bank LOC),
         3.50%, 12/8/06                                     6,200   6,200
        Indiana State Development Finance Authority
         Revenue VRDB, Series 2003, YMCA of
         Southwest Indiana Project (Wells Fargo Bank
         N.A. LOC),
         3.46%, 12/8/06                                     3,200   3,200
        Indiana State Educational Facilities Authority
         Revenue VRDB, Series 2003, Franklin College
         (JPMorgan Chase Bank LOC),
         3.70%, 12/1/06                                     6,300   6,300
        Indianapolis Local Public Improvement Bond
         Bank Revenue Notes, Series E,
         4.50%, 1/4/07                                      7,000   7,004
        Perry Township Building Corp. Revenue Bonds,
         Series 2005, ABN AMRO Munitops Certificate
         Trust 2005-6 (FSA Corp. Insured), /(1)/
         3.53%, 12/8/06                                     9,000   9,000

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 43  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO (continued)

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.2% - CONTINUED
      Indiana - 4.9% - (continued)
        Vincennes Economic Development Revenue
         VRDB, Knox County Association
         (Wells Fargo Bank N.A. LOC),
         3.46%, 12/8/06                                    $2,500  $2,500
        Zionsville Community Schools Building Corp.
         Revenue Bonds, P-Floats PT 2869
         (FSA Corp. Insured), /(1)/
         3.52%, 12/8/06                                     6,615   6,615
      ------------------------------------------------  --------- -------
                                                                  122,779
      ------------------------------------------------  --------- -------
      Iowa - 2.8%
        Grinnell Hospital Revenue Refunding VRDB,
         Series 2001, Grinnell Regional Medical Center
         Project (U.S. Bank N.A. LOC),
         3.70%, 12/1/06                                     3,400   3,400
        Iowa Finance Authority Economic Development
         Revenue VRDB, Series 2002, Iowa West
         Foundation Project (U.S. Bank N.A. LOC),
         3.50%, 12/8/06                                     5,755   5,755
        Iowa Finance Authority Healthcare Facilities
         Revenue VRDB, Care Initiatives Project
         (KBC Bank N.V. LOC),
         3.70%, 12/1/06                                     2,260   2,260
        Iowa Finance Authority Healthcare Facilities
         Revenue VRDB, Series A3, Iowa Health
         System (FGIC Insured),
         3.47%, 12/8/06                                    30,000  30,000
        Iowa Finance Authority Private College Revenue
         VRDB, Series 2001, Morningside College
         Project (U.S. Bank N.A. LOC),
         3.70%, 12/1/06                                     4,805   4,805
        Iowa Finance Authority Retirement Community
         Revenue VRDB, Series 2003B, Deerfield
         Retirement Services Project
         (LaSalle Bank N.A. LOC),
         3.48%, 12/8/06                                       550     550
        Iowa Finance Authority Retirement Community
         Revenue VRDB, Series 2003B, Wesley
         Retirement Services Project
         (Wells Fargo Bank N.A. LOC),
         3.48%, 12/8/06                                     4,010   4,010

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.2% - CONTINUED
      Iowa - 2.8% - (continued)
        Iowa Finance Authority Revenue VRDB,
         Series 2003, Museum of Art Foundation Project
         (U.S. Bank N.A. LOC),
         3.70%, 12/1/06                                     $4,150 $4,150
        Iowa Higher Education Loan Authority Revenue
         Bonds, Series 2002, Luther College Project
         (U.S. Bank N.A. LOC),
         3.48%, 12/8/06                                      4,500  4,500
        Iowa Higher Education Loan Authority Revenue
         VRDB, Series 2004, Private College-Dubuque
         (Bank of America N.A. LOC),
         3.70%, 12/1/06                                     10,780 10,780
      -------------------------------------------------  --------- ------
                                                                   70,210
      -------------------------------------------------  --------- ------
      Kansas - 1.4%
        Johnson County Unified School District No. 512
         G.O., Series 2001-A92, Wachovia MERLOTS, /(1)/
         3.52%, 12/8/06                                      9,480  9,480
        Kansas Development Finance Authority
         Multifamily Revenue Refunding VRDB,
         Chesapeake Apartments Project (FHLMC LOC),
         3.52%, 12/8/06                                      5,000  5,000
        Kansas Development Finance Authority Revenue
         VRDB, Series 2004C, Adventist Health System/
         Sunbelt (SunTrust Bank LOC),
         3.49%, 12/8/06                                      1,400  1,400
        Kansas Development Finance Authority Revenue
         VRDB, Series 2004C, Adventist Health System/
         Sunbelt (SunTrust Bank LOC),
         3.51%, 12/8/06                                      1,500  1,500
        Kansas State Department of Transportation
         Highway Revenue Bonds, Series 2004C-1,
         3.44%, 12/8/06                                      9,980  9,980
        Olathe Multifamily Housing Revenue Refunding
         VRDB, Jefferson Place Apartments Project
         (FHLMC GIC),
         3.50%, 12/8/06                                      7,780  7,780
        University Kansas Hospital Authority Revenue
         VRDB, KU Health Systems (Harris N.A. LOC),
         3.65%, 12/1/06                                        195    195
      -------------------------------------------------  --------- ------
                                                                   35,335
      -------------------------------------------------  --------- ------

See Notes to the Financial Statements.

          MONEY MARKET PORTFOLIOS 44  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
       MUNICIPAL INVESTMENTS - 99.2% - CONTINUED
       Kentucky - 1.2%
         Fort Mitchell League of Cities Revenue VRDB,
          Series 2002A, Trust Lease Program
          (U.S. Bank N.A. LOC),
          3.65%, 12/8/06                                    $9,600 $9,600
         Kenton County Airport Board Revenue VRDB,
          Series 2000B, Delta Air, Inc. Project
          (General Electric Capital Corp. LOC),
          3.55%, 12/8/06                                     7,700  7,700
         Mason County PCR Bonds, Series 1984B-1,
          East Kentucky Power Project,
          3.61%, 12/8/06                                       555    555
         Morehead League of Cities Revenue VRDB,
          Series 2004A, Trust Lease Program
          (U.S. Bank N.A. LOC),
          3.65%, 12/8/06                                    10,896 10,896
         Shelby County Revenue VRDB, Series 2004A,
          Kentucky Association of Counties Leasing
          Trust (U.S. Bank N.A. LOC),
          3.65%, 12/1/06                                       900    900
       ------------------------------------------------  --------- ------
                                                                   29,651
       ------------------------------------------------  --------- ------
       Louisiana - 1.6%
         Louisiana Local Government Environmental
          Revenue VRDB, Series 2004C, University
          LaMonroe (Regions Bank LOC),
          3.50%, 12/8/06                                    10,000 10,000
         Louisiana Public Facilities Authority Revenue
          Refunding VRDB, Series 1988, Multifamily
          (FNMA LOC),
          3.49%, 12/8/06                                     7,000  7,000
         Louisiana State Offshore Terminal Authority
          Deepwater Revenue Refunding Bonds, Series
          2003A, LOOP LLC Project (SunTrust Bank LOC),
          3.65%, 12/1/06                                    23,550 23,550
       ------------------------------------------------  --------- ------
                                                                   40,550
       ------------------------------------------------  --------- ------
       Maryland - 1.9%
         Maryland Health and Higher Educational
          Facilities Authority Revenue VRDB,
          Series F-2006, University of Maryland Medical
          Systems (FGIC Insured),
          3.48%, 12/8/06                                    19,500 19,500

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.2% - CONTINUED
      Maryland - 1.9% - (continued)
        Maryland State Economic Development Corp.
         Revenue VRDB, Catholic Relief Services
         (Bank of America N.A. LOC),
         3.50%, 12/8/06                                   $10,000 $10,000
        Maryland State Health and Higher Educational
         Facilities Authority Revenue Bonds, Series A,
         Charleston Community (Bank of America N.A.
         LOC),
         3.49%, 12/8/06                                     7,800   7,800
        Montgomery County Economic Development
         Revenue VRDB, Series 2004, Riderwood
         Village, Inc. Project (Manufacturers &
         Traders Trust Co. LOC),
         3.51%, 12/8/06                                       800     800
        Prince Georges County Revenue Refunding
         VRDB, Series A, Collington Episcopal
         (LaSalle Bank N.A. LOC),
         3.48%, 12/8/06                                    10,000  10,000
      ------------------------------------------------  --------- -------
                                                                   48,100
      ------------------------------------------------  --------- -------
      Massachusetts - 1.4%
        Massachusetts State G.O. Refunding VRDB,
         Series 2005A,
         3.47%, 12/8/06                                    27,400  27,400
        Massachusetts State Water Resources
         Revenue Bonds, Eagle 2006-68 Class A, /(1)/
         3.53%, 12/8/06                                     7,500   7,500
      ------------------------------------------------  --------- -------
                                                                   34,900
      ------------------------------------------------  --------- -------
      Michigan - 3.2%
        Detroit School Building and Site Improvement
         G.O., Series 2002A, ABN AMRO Munitops
         Certificate Trust, Series 2003-10
         (FGIC Insured), /(1)/
         3.50%, 12/8/06                                     4,000   4,000
        Detroit Sewer Disposal Revenue VRDB,
         Series A, Second Lien (FGIC Insured),
         3.48%, 12/8/06                                    13,800  13,800
        Detroit TANS (Bank of Nova Scotia LOC),
         4.50%, 3/1/07                                     10,000  10,018
        Georgetown Township Economic Development
         Corp. Revenue Bonds, Sunset Manor Project
         (LaSalle Bank N.A. LOC),
         3.48%, 12/8/06                                     6,860   6,860

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 45  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO (continued)

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.2% - CONTINUED
      Michigan - 3.2% - (continued)
        Grand Rapids Economic Development Corp.
         Revenue Refunding Bonds, Series 1991A,
         Amway Hotel (Standard Federal Bank N.A.
         LOC),
         3.50%, 12/8/06                                     $3,575 $3,575
        Jackson County Economic Development Corp.
         Limited Obligation Revenue Refunding VRDB,
         Series 2001A, Vista Grande Villa (LaSalle Bank
         N.A. LOC),
         3.64%, 12/1/06                                      3,740  3,740
        Macomb County Hospital Finance Authority
         Revenue Refunding VRDB, Series 2003A-1,
         Mount Clemens General (Comerica Bank LOC),
         3.68%, 12/1/06                                     13,200 13,200
        Michigan Municipal Bond Authority Revenue
         Notes, Series B-2 (Bank of Nova Scotia LOC),
         4.50%, 8/20/07                                     10,000 10,057
        Michigan State Hospital Finance Authority
         Revenue Refunding VRDB, Series 2003A,
         Crittenton Hospital (Comerica Bank LOC),
         3.66%, 12/1/06                                     16,100 16,100
      -------------------------------------------------  --------- ------
                                                                   81,350
      -------------------------------------------------  --------- ------
      Minnesota - 1.8%
        Duluth EDA Healthcare Facilities Revenue VRDB,
         Series 1997, Miller-Dwan Medical Center
         Project (U.S. Bank N.A. LOC),
         3.70%, 12/1/06                                        800    800
        Mankato Multifamily Housing Revenue VRDB,
         Series 1997, Highland Hills Project
         (LaSalle Bank N.A. LOC),
         3.70%, 12/1/06                                      1,000  1,000
        Maple Grove Economic Development Revenue
         Bonds, Series 2004, Heritage Christian
         Academy (U.S. Bank N.A. LOC),
         3.48%, 12/8/06                                      3,920  3,920
        Minnesota State G.O., Series 2003, Citigroup
         ROCS-RR-II-R Series 4309, /(1)/
         3.52%, 12/8/06                                      3,635  3,635
        Minnesota State Higher Education Facilities
         Authority Revenue VRDB, Series 20045Z,
         University St. Thomas (LaSalle Bank N.A. LOC),
         3.51%, 12/8/06                                      9,200  9,200

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.2% - CONTINUED
      Minnesota - 1.8% - (continued)
        Minnesota State Housing Finance Agency
         Revenue Notes, Residential Housing Finance
         Notes, Series D,
         3.70%, 5/24/07                                      $5,000 $5,000
        Minneapolis Student Housing Revenue VRDB,
         Series 2003, Riverton Community Housing
         Project (LaSalle Bank N.A. LOC),
         3.70%, 12/8/06                                       7,200  7,200
        Rochester Health Facilities Revenue Bonds,
         Series 2000 II-R-28, Citigroup ROCS, /(1)/
         3.52%, 12/8/06                                      10,470 10,470
        St. Paul Housing and Redevelopment Authority
         Revenue VRDB, Series 2002, Public Radio
         Project (Allied Irish Bank LOC),
         3.70%, 12/1/06                                       1,300  1,300
        St. Paul Port Authority District Revenue VRDB,
         Series 2001-1-M (Dexia Credit Local LOC),
         3.70%, 12/1/06                                       1,300  1,300
      --------------------------------------------------  --------- ------
                                                                    43,825
      --------------------------------------------------  --------- ------
      Mississippi - 0.8%
        Mississippi Business Finance Corp. Revenue
         VRDB, Series 600, Concourse Project
         (Regions Bank LOC),
         3.52%, 12/8/06                                       5,000  5,000
        Mississippi Hospital Equipment and Facilities
         Authority Revenue VRDB, Series 2006,
         Mississippi Baptist Health System
         (Amsouth Bank Birmingham LOC),
         3.58%, 12/8/06                                       8,500  8,500
        University of Mississippi Building Corp. Revenue
         VRDB, Series 2000-A, Campus Improvement
         Project (MBIA Insured),
         3.51%, 12/8/06                                       7,300  7,300
      --------------------------------------------------  --------- ------
                                                                    20,800
      --------------------------------------------------  --------- ------
      Missouri - 2.7%
        Chesterfield IDA Educational Facilities Revenue
         VRDB, Series 2003, Gateway Academy, Inc.
         Project (U.S. Bank N.A. LOC),
         3.70%, 12/1/06                                         695    695
        Independence IDA Multifamily Housing Revenue
         Refunding VRDB, Series 2005, The Mansions
         Project (FHLMC LOC),
         3.50%, 12/8/06                                       2,900  2,900

See Notes to the Financial Statements.

          MONEY MARKET PORTFOLIOS 46  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
     MUNICIPAL INVESTMENTS - 99.2% - CONTINUED
     Missouri - 2.7% - (continued)
       Kansas City IDA Revenue VRDB, Series B,
        Downtown Redevelopment District
        (AMBAC Insured),
        3.50%, 12/8/06                                     $10,000 $10,000
       Missouri State Health and Educational Facilities
        Authority Revenue VRDB, Series A, St.
        Francis Medical Center (Bank of America
        N.A. LOC),
        3.65%, 12/1/06                                       1,900   1,900
       Missouri State Health and Educational Facilities
        Authority Revenue VRDB, Series A, The
        Washington University,
        3.65%, 12/1/06                                       2,900   2,900
       Missouri State Health and Educational Facilities
        Authority Revenue VRDB, Series 1999, Pooled
        Hospital Freeman Health System (KBC Bank
        N.V. LOC),
        3.48%, 12/8/06                                       3,750   3,750
       Missouri State Health and Educational Facilities
        Authority Revenue VRDB, Series 1999B, St.
        Louis University,
        3.68%, 12/1/06                                       4,880   4,880
       Missouri State Health and Educational Facilities
        Authority Revenue VRDB, Series 2002, De
        Smet Jesuit High School (U.S. Bank N.A.
        LOC),
        3.70%, 12/1/06                                       3,400   3,400
       Missouri State Health and Educational Facilities
        Authority Revenue VRDB, Series 2003,
        Southwest Baptist University Project
        (Bank of America N.A. LOC),
        3.70%, 12/1/06                                       1,565   1,565
       Missouri State Health and Educational Facilities
        Authority Revenue VRDB, Series 2004,
        Bethesda Health Group Project
        (U.S. Bank N.A. LOC),
        3.70%, 12/1/06                                       3,295   3,295
       Missouri State Health and Educational Facilities
        Authority Revenue VRDB, Series 2004A, St.
        Joseph - St. Pius (Allied Irish Bank LOC),
        3.55%, 12/8/06                                       2,680   2,680

                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
       MUNICIPAL INVESTMENTS - 99.2% - CONTINUED
       Missouri - 2.7% - (continued)
         St. Charles County IDA Revenue Refunding
          VRDB, Country Club Apartments Project
          (FNMA LOC),
          3.50%, 12/8/06                                 $25,000 $25,000
         St. Louis County IDA Revenue Bonds,
          Series 2004, Friendship Village West County
          Project (LaSalle Bank N.A. LOC),
          3.49%, 12/8/06                                     500     500
         St. Louis General Fund TRANS,
          4.50%, 6/29/07                                   3,000   3,013
       ----------------------------------------------  --------- -------
                                                                  66,478
       ----------------------------------------------  --------- -------
       Nevada - 0.8%
         Clark County Revenue Refunding Bonds,
          Series 1993A, Airport Improvement
          (MBIA Insured),
          3.47%, 12/8/06                                   7,500   7,500
         Nevada State Municipal G.O.,
          Series 1997-SGB 31 (FGIC Insured), /(1)/
          3.51%, 12/8/06                                  12,365  12,365
       ----------------------------------------------  --------- -------
                                                                  19,865
       ----------------------------------------------  --------- -------
       New Hampshire - 0.5%
         New Hampshire Health and Educational
          Facilities Authority Revenue VRDB,
          Riverwoods at Exeter (Bank of America N.A.
          LOC),
          3.65%, 12/8/06                                  12,360  12,360
       ----------------------------------------------  --------- -------
       New York - 0.3%
         New York City Transitional Finance Authority
          Revenue VRDB, Subseries 2D,
          3.52%, 12/8/06                                   6,770   6,770
       ----------------------------------------------  --------- -------
       North Carolina - 3.7%
         Charlotte-Mecklenberg Hospital Authority
          Revenue VRDB, Series 1996D, Healthcare,
          3.46%, 12/8/06                                  12,100  12,100
         Charlotte Water and Sewer System Revenue
          VRDB, Series B,
          3.45%, 12/8/06                                  29,600  29,600
         City of Greensboro Street Improvement, G.O.
          VRDB,
          3.50%, 12/8/06                                  10,000  10,000

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 47  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO (continued)

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
       MUNICIPAL INVESTMENTS - 99.2% - CONTINUED
       North Carolina - 3.7% - (continued)
         North Carolina Medical Care Commission
          Revenue Refunding VRDB, Series B, Duke
          University Health System,
          3.45%, 12/8/06                                  $22,300 $22,300
         University of North Carolina Revenue Bonds,
          Citigroup Eagle 720053014 Class 2005A, /(1)/
          3.53%, 12/8/06                                   18,400  18,400
       -----------------------------------------------  --------- -------
                                                                   92,400
       -----------------------------------------------  --------- -------
       Ohio - 0.6%
         Clinton County Hospital Revenue Refunding
          VRDB, Series 2002A-1, Memorial Hospital
          Project (Fifth Third Bank LOC),
          3.57%, 12/8/06                                    3,410   3,410
         Franklin County Healthcare Facilities Revenue
          Refunding Bonds, Series 2005, Chelsea First
          Community (KBC Bank N.V. LOC),
          3.50%, 12/8/06                                    7,800   7,800
         Knox County Hospital Facility Revenue VRDB,
          Series 2004, Community Hospital Project
          (National City Bank Cleveland LOC),
          3.50%, 12/8/06                                    4,975   4,975
       -----------------------------------------------  --------- -------
                                                                   16,185
       -----------------------------------------------  --------- -------
       Oklahoma - 0.8%
         Edmond EDA Student Housing Revenue VRDB,
          Series 2001A (Allied Irish Bank N.A. LOC),
          3.50%, 12/8/06                                    4,105   4,105
         Garfield County Industrial Authority PCR
          Refunding Bonds, Series A, Oklahoma Gas &
          Electric Co. Project,
          3.60%, 12/8/06                                   10,000  10,000
         Oklahoma State Industries Authority Revenue
          Refunding VRDB, Series 1999B, Integris
          Baptist Project (MBIA Insured),
          3.65%, 12/1/06                                    6,540   6,540
       -----------------------------------------------  --------- -------
                                                                   20,645
       -----------------------------------------------  --------- -------
       Oregon - 1.0%
         Clackamas County Hospital Facility Authority
          Revenue Refunding VRDB, Willamette
          Series A-1 (Bank of New York LOC),
          3.48%, 12/8/06                                    5,300   5,300

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
       MUNICIPAL INVESTMENTS - 99.2% - CONTINUED
       Oregon - 1.0% - (continued)
         Oregon State Facilities Authority Revenue
          VRDB, Series 2005A, Quatama Crossing
          Housing (FNMA LOC),
          3.48%, 12/8/06                                  $20,545 $20,545
       -----------------------------------------------  --------- -------
                                                                   25,845
       -----------------------------------------------  --------- -------
       Pennsylvania - 2.0%
         Delaware County Authority Revenue VRDB,
          Series 2006, Riddle Village Project
          (Lloyds TSB Bank LOC),
          3.48%, 12/8/06                                   11,500  11,500
         Pennsylvania Intergovernmental Cooperative
          Authority Special Tax Revenue Refunding
          Bonds, Series 2003, Philadelphia Funding
          Program (AMBAC Insured),
          3.50%, 12/8/06                                   13,600  13,600
         Philadelphia Hospital and Higher Education
          Facilities Authority Revenue Refunding VRDB,
          Series 2002, Philadelphia Protestant Home
          (Bank of America N.A. LOC),
          3.50%, 12/8/06                                    9,270   9,270
         Philadelphia Hospital and Higher Education
          Facilities Authority Revenue VRDB,
          Series 1999B, Jefferson Health System,
          3.60%, 2/5/07                                    10,000  10,000
         Philadelphia TRANS,
          4.50%, 6/29/07                                    5,000   5,020
       -----------------------------------------------  --------- -------
                                                                   49,390
       -----------------------------------------------  --------- -------
       South Carolina - 1.9%
         Charleston Educational Excellence Finance
          Corp. Revenue Bonds, Citigroup
          ROCS 497M, /(1)/
          3.52%, 12/8/06                                    9,115   9,115
         Charleston Waterworks and Sewer Revenue
          VRDB, Series B, Capital Improvements,
          3.50%, 12/8/06                                   27,200  27,200
         Medical University Hospital Authority Revenue
          VRDB, Series 2005A-5, Austin Variable
          Certificates (MBIA Insured), /(1)/
          3.53%, 12/8/06                                    6,000   6,000
         Oconee County PCR Refunding VRDB, Series
          1993, Duke Energy Corp. (SunTrust Bank LOC),
          3.49%, 12/8/06                                    5,400   5,400
       -----------------------------------------------  --------- -------
                                                                   47,715
       -----------------------------------------------  --------- -------

See Notes to the Financial Statements.

          MONEY MARKET PORTFOLIOS 48  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.2% - CONTINUED
      Tennessee - 6.2%
        Blount County Public Building Authority Revenue
         VRDB, Local Government Public Improvement
         Bonds (AMBAC Insured),
         Series 2004A-9-B,
         3.50%, 12/1/06                                     $1,465 $1,465
         Series 2004A-9-C,
         3.50%, 12/1/06                                      1,275  1,275
        City of Chattanooga 21st Century G.O., ABN
         AMRO Munitops Certificate Trust 2002-25
         (MBIA Insured), /(1)/
         3.52%, 12/8/06                                      7,685  7,685
        Clarksville Public Building Authority Revenue
         VRDB, Series 2001, Tennessee Municipal Bond
         Fund (Bank of America N.A. LOC),
         3.65%, 12/1/06                                      4,535  4,535
        Hendersonville IDB Multifamily Housing Revenue
         Refunding VRDB, Windsor Park (Colld. by
         FNMA),
         3.52%, 12/8/06                                      1,995  1,995
        Metropolitan Government Nashville and
         Davidson County Electric Revenue Bonds,
         Citicorp Eagle Trust Series 984201, /(1)/
         3.53%, 12/8/06                                     17,370 17,370
        Metropolitan Government Nashville and
         Davidson County Health and Educational
         Facilities Board Revenue Bonds,
         Series 2001B2, Ascension Health Credit,
         3.40%, 1/4/07                                      10,000 10,000
        Metropolitan Government Nashville and
         Davidson County Health and Educational
         Facilities Revenue Refunding Bonds, Richland
         Place, Inc. Project (SunTrust Bank LOC),
         3.49%, 12/8/06                                      6,000  6,000
        Metropolitan Government Nashville and
         Davidson County IDB Revenue Refunding
         VRDB, Series 2002, University of Nashville
         Project (SunTrust Bank LOC),
         3.49%, 12/8/06                                        600    600
        Montgomery County Public Building Authority
         Pooled Financing Revenue Bonds, Series 2004,
         Tennessee County Loan Pool (Bank of America
         N.A. LOC),
         3.65%, 12/1/06                                     11,300 11,300

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.2% - CONTINUED
      Tennessee - 6.2% - (continued)
        Montgomery County Public Building Authority
         Pooled Financing Revenue Bonds, Tennessee
         County Loan Pool (Bank of America N.A.
         LOC),
         3.65%, 12/1/06                                   $10,500 $10,500
        Sevier County Public Building Authority, Local
         Government Public Improvement Revenue
         Bonds,
         Series 2000 IV-B-4 (FSA Corp. Insured),
         3.65%, 12/1/06                                     1,200   1,200
         Series 2000 IV-B-12 (FSA Corp. Insured),
         3.65%, 12/1/06                                       300     300
         Series 2000 IV-C-3 (FSA Corp. Insured),
         3.65%, 12/1/06                                     2,000   2,000
         Series 2000 IV-E-1 (AMBAC Insured),
         3.65%, 12/1/06                                     5,100   5,100
         Series 2000 IV-E-6 (AMBAC Insured),
         3.65%, 12/1/06                                     1,090   1,090
         Series 2000 IV-F-1 (AMBAC Insured),
         3.65%, 12/1/06                                     5,860   5,860
         Series 2001 IV-H-3 (AMBAC Insured),
         3.65%, 12/1/06                                       100     100
         Series 2002 IV-I-4 (AMBAC Insured),
         3.65%, 12/1/06                                     2,020   2,020
         Series 2002 IV-J-3 (AMBAC Insured),
         3.65%, 12/1/06                                       535     535
        Shelby County Health, Educational and Housing
         Facilities Board Revenue VRDB, Series 2003,
         St. Benedict High School Project (Amsouth
         Bank Birmingham LOC),
         3.50%, 12/8/06                                     9,800   9,800
        Tennergy Corp. Gas Revenue Bonds, Series
         1258Q, Putters (JPMorgan Chase & Co.
         LOC), /(1)/
         3.54%, 12/8/06                                    14,000  14,000
        Tennergy Corp. Gas Revenue Bonds, STARS
         Trust Receipts 1260B (BNP Paribas LOC), /(1)/
         3.53%, 12/8/06                                    25,000  25,000
        Tennessee Energy Acquisition Corp. Revenue
         Bonds, ROCS-RR-II-R-598,
         3.52%, 12/8/06                                    15,000  15,000
      ------------------------------------------------  --------- -------
                                                                  154,730
      ------------------------------------------------  --------- -------

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 49  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO (continued)

                                                           PRINCIPAL
                                                            AMOUNT   VALUE
                                                            (000S)   (000S)
    MUNICIPAL INVESTMENTS - 99.2% - CONTINUED
    Texas - 10.2%
      Bastrop Independent School District G.O., Series
       1997, Soc Gen Municipal Securities Trust
       Receipts, Series SGB-37 (PSF of Texas Gtd.), /(1)/
       3.51%, 12/8/06                                           $400   $400
      Bexar County Health Facilities Development
       Corp. Revenue VRDB, Air Force Village
       (Bank of America N.A. LOC),
       3.48%, 12/8/06                                            600    600
      Comal Independent School District, Series
       1999-9, ABN AMRO Munitops Certificate Trust
       (PSF of Texas Gtd.), /(1)/
       3.51%, 12/8/06                                          1,300  1,300
      Fort Bend School District G.O., Series 2004A-03,
       Wachovia MERLOTS (PSF of Texas Gtd.), /(1)/
       3.52%, 12/8/06                                          7,040  7,040
      Grand Prairie Independent School District G.O.
       VRDB,
       3.82%, 8/1/07                                          15,000 15,000
      Harris County G.O. CP Notes, Series C,
       3.59%, 3/9/07                                          10,000 10,000
      Harris County Health Facilities Development
       Corp. Revenue Bonds, Series 1999, YMCA of
       Greater Houston (JPMorgan Chase Bank LOC),
       3.65%, 12/1/06                                          2,800  2,800
      Harris County Health Facilities Development
       Corp. Revenue VRDB, Series A, Methodist
       Hospital System,
       3.65%, 12/1/06                                         17,500 17,500
      Harris County Toll Road State G.O., Series 2003B,
       Citigroup ROCS-RR-II-4541, /(1)/
       3.52%, 12/8/06                                          7,780  7,780
      Keller Independent School District G.O.,
       Series 2001-26, ABN AMRO Munitops
       Certificate Trust (PSF of Texas Gtd.), /(1)/
       3.52%, 12/8/06                                          2,650  2,650
      North Central Health Facility Development Corp.
       Revenue VRDB, Series A, Baylor Healthcare
       Project,
       3.47%, 12/8/06                                          9,600  9,600

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.2% - CONTINUED
      Texas - 10.2% - (continued)
        North East Independent School District G.O.,
         Series 2000 PT-3156, School Building Bonds
         (PSF of Texas Gtd.), /(1)/
         3.52%, 12/8/06                                     $1,380 $1,380
        Plano Health Facilities Development Corp.
         Revenue Bonds, Series 2000, YMCA of Metro
         Dallas Project (Bank of America N.A. LOC),
         3.55%, 12/8/06                                     10,150 10,150
        State of Texas G.O., Citigroup Eagle 2006-126
         Class A, /(1)/
         3.53%, 12/8/06                                     28,800 28,800
        State of Texas G.O. Refunding, Vets Housing
         Assistance - Fund I (Texas State G.O. Gtd.),
         3.46%, 12/8/06                                     15,395 15,395
        State of Texas TRANS, Series 2006,
         4.50%, 8/31/07                                     45,000 45,307
        Tarrant County Health Facilities Development
         Corp. Revenue VRDB, Series A, Adventist
         Health System - Sunbelt (SunTrust Bank LOC),
         3.48%, 12/8/06                                      7,680  7,680
        Tarrant County Housing Finance Corp. Revenue
         Bonds, Series 2003, Gateway Arlington
         Apartments Project (FNMA Gtd.),
         3.50%, 12/8/06                                      1,165  1,165
        Texas State G.O., Putter Series 1361, /(1)/
         3.52%, 12/8/06                                      8,590  8,590
        Texas State Transportation Community Revenue
         Bonds, Citigroup Eagle 20060085 Class A, /(1)/
         3.53%, 12/8/06                                     10,855 10,855
        Texas Water Development Board Revenue
         Refunding VRDB, Series 2005,
         3.63%, 12/1/06                                     26,310 26,310
        Travis County Health Facilities Development
         Corp. Revenue VRDB, Querencia Barton Creek
         (LaSalle Bank N.A. LOC),
         3.48%, 12/8/06                                     10,000 10,000
        Tyler Independent School District G.O. VRDB,
         Series A, School Building,
         4.75%, 8/16/07                                     10,000 10,100

See Notes to the Financial Statements.

          MONEY MARKET PORTFOLIOS 50  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.2% - CONTINUED
      Texas - 10.2% - (continued)
        University of Texas Permanent University Fund
         Revenue Bonds, Series 2002B, Citigroup
         ROCS RR II R 6519, /(1)/
         3.52%, 12/8/06                                    $5,140  $5,140
      ------------------------------------------------  --------- -------
                                                                  255,542
      ------------------------------------------------  --------- -------
      Utah - 2.3%
        St. George Housing Revenue VRDB, Series A,
         OK Foundation Projects (FNMA Gtd.),
         3.49%, 12/8/06                                    13,950  13,950
        Utah Transit Authority Sales Tax Revenue
         Bonds, Subseries B (Fortis Bank LOC),
         3.60%, 12/1/06                                    14,500  14,500
        Utah Water Finance Agency Revenue VRDB,
         Series 2004A-10 (AMBAC Insured),
         3.52%, 12/8/06                                     2,335   2,335
        Utah Water Finance Agency Revenue VRDB,
         Series 2005A-11, Tender Options
         (AMBAC Insured),
         3.52%, 12/8/06                                    12,300  12,300
        Utah Water Finance Agency Revenue VRDB,
         Series 2005A-14, Tender Options
         (AMBAC Insured),
         3.52%, 12/8/06                                     4,000   4,000
        Utah Water Finance Agency Revenue VRDB,
         Series A-15 (AMBAC Insured),
         3.49%, 12/8/06                                     9,700   9,700
      ------------------------------------------------  --------- -------
                                                                   56,785
      ------------------------------------------------  --------- -------
      Virginia - 1.8%
        Fairfax County Water Authority Revenue Bonds,
         Citigroup Eagle 200691 Class A, /(1)/
         3.53%, 12/8/06                                    14,835  14,835
        Norfolk EDA Revenue Bonds - Sentara Health,
         Series 2004 II R-322-1, Citigroup ROCS, /(1)/
         3.52%, 12/8/06                                    13,475  13,475
        University of Virginia Revenue Bonds,
         Citigroup Eagle 20060017, Class A,/ (1)/
         3.53%, 12/8/06                                    12,000  12,000
        Virginia College Building Authority Revenue
         VRDB, Series 2004, University of Richmond
         Project,
         3.49%, 12/8/06                                     5,000   5,000
      ------------------------------------------------  --------- -------
                                                                   45,310
      ------------------------------------------------  --------- -------

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
     MUNICIPAL INVESTMENTS - 99.2% - CONTINUED
     Washington - 3.3%
       City of Seattle G.O. Bonds, Series 1996D,
        3.45%, 12/8/06                                      $17,700 $17,700
       King County G.O. Limited BANS, Series A 2006,
        4.00%, 11/1/07                                        3,000   3,012
       Port of Seattle Intermediate Lien Revenue
        Refunding Bonds, Series 2005-28, ABN AMRO
        Munitops Certificate Trust (MBIA Insured), /(1)/
        3.53%, 12/8/06                                       10,000  10,000
       Washington State G.O., Series 1993B,
        Smith Barney Soc Gen Trust SGB-13, /(1)/
        3.52%, 12/8/06                                        1,350   1,350
       Washington State G.O. Bonds, Series 2000B,
        Eagle Trust Series 20004701, /(1)/
        3.53%, 12/8/06                                        2,300   2,300
       Washington State G.O. Bonds, Series 2004D,
        ABN AMRO Munitops Certificate Trust
        Series 2004-13 (AMBAC Insured), /(1)/
        3.53%, 12/8/06                                       13,200  13,200
       Washington State Healthcare Facilities
        Authority Revenue Bonds, Series 510CE,
        Citigroup ROCS (Citibank N.A. Gtd.), /(1)/
        3.52%, 12/8/06                                        9,145   9,145
       Washington State Healthcare Facilities
        Authority Revenue VRDB, Seattle Cancer
        Care (KeyBank N.A. LOC),
        3.50%, 12/8/06                                        9,400   9,400
       Washington State Healthcare Facilities
        Authority Revenue VRDB, Series 2003,
        Association of Community and Migrant Health
        Centers (U.S. Bank N.A. LOC),
        3.55%, 12/8/06                                        2,500   2,500
       Washington State Higher Education Facilities
        Authority Revenue VRDB, Series B, Puget
        Sound Project (Bank of America N.A. LOC),
        3.49%, 12/8/06                                        6,000   6,000
       Washington State Higher Education Facilities
        Authority Revenue VRDB, Series 2003A,
        Cornish College of Arts Project (Bank of
        America N.A. LOC),
        3.55%, 12/8/06                                        1,900   1,900

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 51  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

SCHEDULE OF INVESTMENTS

MUNICIPAL PORTFOLIO (continued)

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
      MUNICIPAL INVESTMENTS - 99.2% - CONTINUED
      Washington - 3.3% - (continued)
        Washington State Housing Finance Commission
         Nonprofit Revenue VRDB, Bertschi School
         Project (Bank of America N.A. LOC),
         3.51%, 12/8/06                                      $5,500 $5,500
        Washington State Housing Finance Commission
         Nonprofit Revenue VRDB, Museum of History
         and Industry (Bank of America N.A. LOC),
         3.70%, 12/1/06                                       1,400  1,400
      --------------------------------------------------  --------- ------
                                                                    83,407
      --------------------------------------------------  --------- ------
      West Virginia - 0.5%
        Monongalia County Building Commission
         Revenue Refunding VRDB, Series 2005B,
         Monongalia General Hospital (JPMorgan
         Chase Bank LOC),
         3.49%, 12/8/06                                      13,500 13,500
        West Virginia State Hospital Financial Authority
         Revenue VRDB, Pallottine Health Services
         Project,
         3.49%, 12/8/06                                         300    300
      --------------------------------------------------  --------- ------
                                                                    13,800
      --------------------------------------------------  --------- ------
      Wisconsin - 4.8%
        Kenosha Unified School District Number One,
         TRANS,
         4.00%, 9/14/07                                       5,000  5,017
        Milwaukee Redevelopment Authority Revenue
         VRDB, Series 2005, University of Wisconsin
         Kenilworth Project (Depfa Bank PLC LOC),
         3.46%, 12/8/06                                       2,900  2,900
        Milwaukee School RANS,
         4.50%, 8/30/07                                       1,000  1,007
        Pleasant Prairie Kenosha County G.O. VRDB,
         Series 2004 (XLCA Insured),
         3.55%, 12/8/06                                       4,900  4,900
        Wauwatosa Housing Authority Revenue
         Refunding Bonds, Series 1995B, San Camillo,
         Inc. Project (U.S. Bank N.A. LOC),
         3.48%, 12/8/06                                       1,700  1,700
        Wisconsin Health and Educational Facilities
         Authority Revenue Bonds, Series 2004,
         Wisconsin Institute of Torah Study, Inc.
         Project (Harris N.A. LOC),
         3.48%, 12/8/06                                       3,315  3,315

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
       MUNICIPAL INVESTMENTS - 99.2% - CONTINUED
       Wisconsin - 4.8% - (continued)
         Wisconsin Health and Educational Facilities
          Authority Revenue Bonds, Series 2004C,
          EastCastle Place (LaSalle Bank N.A. LOC),
          3.15%, 12/8/06                                   $5,000 $5,000
         Wisconsin Health and Educational Facilities
          Authority Revenue Refunding VRDB,
          Series 2003, Oakwood Village Project
          (Marshall & Ilsley Bank LOC),
          3.50%, 12/8/06                                   10,865 10,865
         Wisconsin Health and Educational Facilities
          Authority Revenue VRDB, Capital Access Pool,
          Vernon Memorial Hospital (U.S. Bank N.A.
          LOC),
          Series 2002A,
          3.70%, 12/1/06                                      845    845
          Series 2002B,
          3.70%, 12/1/06                                    2,115  2,115
         Wisconsin Health and Educational Facilities
          Authority Revenue VRDB, Goodwill Industries
          Southeastern (JPMorgan Chase Bank LOC),
          3.50%, 12/8/06                                      680    680
         Wisconsin Health and Educational Facilities
          Authority Revenue VRDB, Gundersen Lutheran
          (FGIC Insured),
          3.65%, 12/1/06                                    9,500  9,500
         Wisconsin Health and Educational Facilities
          Authority Revenue VRDB, Series B, Southwest
          Health Center (Fifth Third Bank LOC),
          3.50%, 12/8/06                                    6,040  6,040
         Wisconsin Health and Educational Facilities
          Authority Revenue VRDB, Series 1997, Alverno
          College Project (Allied Irish Bank LOC),
          3.70%, 12/1/06                                    1,000  1,000
         Wisconsin Health and Educational Facilities
          Authority Revenue VRDB, Series 2001B,
          Pro Health, Inc. (AMBAC Insured),
          3.65%, 12/1/06                                    6,840  6,840
         Wisconsin Health and Educational Facilities
          Authority Revenue VRDB, Series 2002H, Pooled
          Loan Financing Program (U.S. Bank N.A. LOC),
          3.52%, 12/8/06                                    5,000  5,000

See Notes to the Financial Statements.

          MONEY MARKET PORTFOLIOS 52  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                       PRINCIPAL
                                                        AMOUNT     VALUE
                                                        (000S)     (000S)
     MUNICIPAL INVESTMENTS - 99.2% - CONTINUED
     Wisconsin - 4.8% - (continued)
       Wisconsin Health and Educational Facilities
        Authority Revenue VRDB, Series 2005,
        Hospice Care Holdings, Inc. Project
        (Marshall & Ilsley Bank LOC),
        3.50%, 12/8/06                                    $4,510     $4,510
       Wisconsin Health and Educational Facilities
        Authority Revenue VRDB, Series 2005C,
        Froedtert and Community Health
        (AMBAC Insured),
        3.48%, 12/8/06                                    19,135     19,135
       Wisconsin Health and Educational Facilities
        Authority Revenue VRDB, Series C-2006,
        Upland Hills Health (Allied Irish Bank LOC),
        3.50%, 12/8/06                                     7,300      7,300
       Wisconsin Public Power, Inc. System
        Revenue Bonds, Putters Series 1150
        (AMBAC Insured), /(1)/
        3.52%, 12/8/06                                    11,700     11,700
       Wisconsin Rural Water Construction Loan
        Program, Revenue BANS,
        4.75%, 8/15/07                                     7,175      7,226
       Wisconsin School Districts Cash Flow
        Management Program COPS,
        Series 2006-A1,
        4.50%, 9/19/07                                     3,000      3,022
     ------------------------------------------------- --------- ----------
                                                                    119,617
     ------------------------------------------------- --------- ----------
     Multiple States Pooled Security - 0.9%
       Lehman Brothers Pooled Municipal Trust
        Receipts Revenue Bonds, Series P10
        Regulation D (MBIA Insured), /(1)/
        3.56%, 12/8/06                                    22,000     22,000
     ------------------------------------------------- --------- ----------
     Total Municipal Investments (Cost $2,489,189)                2,489,189

                                                        NUMBER     VALUE
                                                       OF SHARES   (000S)
     INVESTMENT COMPANIES - 0.1%
       AIM Tax-Exempt Cash Fund                        1,028,931      1,029
       Dreyfus Tax-Exempt Cash Management Fund           715,626        716
     ------------------------------------------------- --------- ----------
     Total Investment Companies (Cost $1,745)                         1,745
     ------------------------------------------------- --------- ----------
     Total Investments - 99.3% (Cost $2,490,934) /(3)/            2,490,934
        Other Assets less Liabilities - 0.7%                         18,801
     ------------------------------------------------- --------- ----------
     NET ASSETS - 100.0%                                         $2,509,735

(1)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)Restricted security that has been deemed illiquid. At November 30, 2006, the value of these restricted illiquid securities amounted to approximately $34,960,000 or 1.4% of net assets. Additional information on each restricted illiquid security is as follows:

                                                             ACQUISITION
                                              ACQUISITION       COST
       SECURITY                                  DATE          (000S)
       Park Creek Metropolitan District
        Revenue Bonds (CO),
         3.50%, 2/15/07                    9/30/05 - 2/13/06   $22,500
       Florida State Department of
        Transportation Revenue Bonds (FL),
         3.65%, 5/15/07                        11/15/05         12,460
       ----------------------------------- ----------------- -----------

(3)The cost for federal income tax purposes was $2,490,934.

       At November 30, 2006, the industry sectors for the Municipal
       Portfolio were:
       INDUSTRY SECTOR                                   % OF NET ASSETS
       Air, Water Services and Solid Waste
        Management                                              9.7%
       Educational Services                                    11.9
       Electric Services, Gas and Combined Utilities            5.1
       Executive, Legislative and General Government           21.2
       General Medical, Surgical and Nursing and
        Personal Care                                          23.8
       Health Services and Residential Care                     8.9
       Urban and Community Development, Housing
        Programs and Social Services                            6.3
       All other sectors less than 5%                          13.1
       --------------------------------------------- -   ---------------
       Total                                                  100.0%

       At November 30, 2006, the maturity analysis for the Municipal
       Portfolio as a percentage of investments was:
       MATURITY ANALYSIS                                             %
       0 - 14 Days                                                  89.5%
       31 - 60 Days                                                  1.5
       61 - 90 Days                                                  1.5
       91 - 180 Days                                                 3.1
       181 - 364 Days                                                4.4
       ------------------------------------------------------  -   -----
       Total                                                       100.0%

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 53  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

ABBREVIATIONS AND OTHER INFORMATION
                                                              NOVEMBER 30, 2006

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent the stated date on the security, the next interest reset/puttable date for floating and variable rate securities or the prerefunded date for these types of securities.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

   EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

AMBAC  American Municipal Bond
       Assurance Corporation

BANS   Bond Anticipation Notes

Colld. Collateralized

CP     Commercial Paper

COPS   Certificates of Participation

EDA    Economic Development
       Authority

FFCB   Federal Farm Credit Bank

FGIC   Financial Guaranty Insurance
       Corporation

FHLB   Federal Home Loan Bank

FHLMC  Freddie Mac

FNMA   Fannie Mae

FRCD   Floating Rate Certificates of
       Deposit

FRCP   Floating Rate Commercial
       Paper

FRN    Floating Rate Notes

FSA    Financial Security Assurance

FSB    Federal Savings Bank

GIC    Guaranteed Investment
       Contract

GNMA   Government National
       Mortgage Association

G.O.   General Obligation

Gtd.   Guaranteed

HFA    Housing Finance Authority

IDA    Industrial Development
       Authority

IDB    Industrial Development Board

IDR    Industrial Development
       Revenue

LOC      Letter of Credit

MBIA     Municipal Bond Insurance
         Association

MERLOTS  Municipal Exempt Receipts
         Liquidity Optional Tender

MTN      Medium Term Notes

PCR      Pollution Control Revenue

P-Floats Puttable Floating Rate
         Security

PSF      Permanent School Fund

RANS     Revenue Anticipation Notes

ROCS     Reset Option Certificates

SFM      Single Family Mortgage

SGB      Societe Generale Bank

Soc Gen  Societe Generale

STARS    Short Term Adjustable Rate
         Securities

TANS     Tax Anticipation Notes

TRANS    Tax and Revenue
         Anticipation Notes

TRB      Tax Revenue Bonds

TSB      Trustee Savings Bank

VRDB     Variable Rate Demand
         Bonds

XLCA     XL Capital Assurance

          MONEY MARKET PORTFOLIOS 54  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        MONEY MARKET PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS
                                                              NOVEMBER 30, 2006


1   ORGANIZATION
Northern Institutional Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 22 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). Northern Trust Investments, N.A. ("NTI"), a direct subsidiary of The Northern Trust Company ("Northern Trust"), serves as the investment adviser for all of the Trust's money market portfolios (the "Portfolios" or "Money Market Portfolios"). Northern Trust also serves as the custodian and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") serve as the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor.

Presented herein are the financial statements for each of the five Money Market Portfolios. These include: Diversified Assets Portfolio, Government Portfolio, Government Select Portfolio, Tax-Exempt Portfolio and Municipal Portfolio. Each of these diversified Portfolios is authorized to issue three classes of shares:
Shares, Service Shares and Premier Shares. Each class is distinguished by the level of administrative, liaison and transfer agent service provided. At November 30, 2006, Shares, Service Shares and Premier Shares were outstanding for the Diversified Assets, Government, Government Select and Municipal Portfolios, and Shares and Service Shares were outstanding for the Tax-Exempt Portfolio.

2   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - The investments held by the Portfolios are valued at amortized cost, which the investment adviser has determined, pursuant to Board of Trustees authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B) REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolios, at the Bank of New York or JPMorgan Chase which, in turn, hold securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolios, at the Federal Reserve Bank of Chicago.

The nature and terms of the collateral received for the repurchase agreements are as follows:

Diversified Assets

                    Name   COUPON RATES    MATURITY DATES
                    ---------------------------------------
                    FHLMC 0.00% - 10.00%   7/1/07 - 11/1/36
                    FNMA   4.00% - 7.00%   9/1/08 - 12/1/36
                    GNMA   5.50% - 7.00% 8/15/36 - 11/15/36
                    ---------------------------------------

Government

                      Name  COUPON RATES   MATURITY DATES
                      ------------------------------------
                      FHLMC 0.00% - 6.00% 12/1/29 - 9/1/36
                      FNMA  0.00% - 6.42% 2/1/19 - 9/1/36
                      ------------------------------------

Each Portfolio may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreements with the Portfolios and does not collect any additional fees from the Portfolios for such services. The Diversified Assets Portfolio and Government Portfolio have entered into such joint repurchase agreements at November 30, 2006, as reflected in their accompanying Schedules of Investments.

The nature and terms of the collateral received for the joint repurchase agreements are as follows:

Diversified Assets

              Name                 COUPON RATES   MATURITY DATES
              ----------------------------------------------------
              U.S. Treasury Bonds 2.00% - 11.25% 2/15/15 - 4/15/29
              U.S. Treasury Notes 2.00% - 4.25%  1/15/10 - 1/15/14
              ----------------------------------------------------

Government

              Name                 COUPON RATES   MATURITY DATES
              ----------------------------------------------------
              U.S. Treasury Bonds 2.00% - 11.25% 2/15/15 - 4/15/29
              U.S. Treasury Notes 2.00% - 4.25%  1/15/10 - 1/15/14
              ----------------------------------------------------

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 55  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

C) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Portfolios determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the straight-line method. Dividend income is recognized on the ex-dividend date. Certain money market portfolios receive dividend income from investment companies.

D) EXPENSES - Each Portfolio is charged for those expenses that are directly attributable to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among the Portfolios in proportion to each Portfolio's relative net assets.

E) DISTRIBUTIONS TO SHAREHOLDERS - Each Portfolio's net investment income is declared daily and paid monthly. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and paid at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by each Portfolio to Northern Trust in cash or automatically reinvested in additional shares of the Portfolio. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder's account with Northern Trust, its affiliates or its correspondents. The Portfolios may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset values of the Portfolios.

F) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since each Portfolio's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and tax-exempt income to its shareholders.

At November 30, 2006, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration are as follows:

                               NOVEMBER 30, NOVEMBER 30, NOVEMBER 30,
          Amounts in thousands     2011         2013         2014
          -----------------------------------------------------------
           Government              $ --         $ --         $26
           Government Select          4           --          --
           Tax-Exempt                --           13          --
          -----------------------------------------------------------

The Portfolios in the above table may offset future capital gains with these capital loss carryforwards.

At November 30, 2006, the tax components of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, were as follows:

                                            UNDISTRIBUTED
                                         -------------------
                                         TAX-EXEMPT ORDINARY
                    Amounts in thousands   INCOME   INCOME*
                    ----------------------------------------
                     Diversified Assets     $ --    $52,243
                     Government               --     12,296
                     Government Select        --     20,018
                     Tax-Exempt            1,538         --
                     Municipal             7,198        172
                    ----------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2006, was as follows:

                                          DISTRIBUTED FROM
                                         -------------------
                                         TAX-EXEMPT ORDINARY
                    Amounts in thousands   INCOME   INCOME*
                    ----------------------------------------
                     Diversified Assets      $ --   $502,581
                     Government                --    126,363
                     Government Select         --    214,638
                     Tax-Exempt            20,954         --
                     Municipal             57,707         30
                    ----------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2005, was as follows:

                                          DISTRIBUTED FROM
                                         -------------------
                                         TAX-EXEMPT ORDINARY
                    Amounts in thousands   INCOME   INCOME*
                    ----------------------------------------
                     Diversified Assets      $ --   $266,328
                     Government                --     69,432
                     Government Select         --    106,263
                     Tax-Exempt            12,488         --
                     Municipal             24,216         --
                    ----------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

3   ADVISORY, TRANSFER AGENCY AND CUSTODIAN
    AGREEMENTS
As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly at annual rates set forth in the table below (expressed as a percentage of each Portfolio's respective average daily net assets). For the fiscal year ended

          MONEY MARKET PORTFOLIOS 56  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

November 30, 2006, the investment adviser voluntarily agreed to waive a portion of the advisory fees as shown in the accompanying Statements of Operations. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the fiscal year ended November 30, 2006, were as follows:

                                    ANNUAL          ADVISORY FEE
                                   ADVISORY  LESS      AFTER
                                     FEE    WAIVERS    WAIVER
                ------------------------------------------------
                Diversified Assets   0.25%     --       0.25%
                Government           0.25%     --       0.25%
                Government Select    0.20%   0.10%      0.10%
                Tax-Exempt           0.25%     --       0.25%
                Municipal            0.20%   0.10%      0.10%
                ------------------------------------------------

The waivers described above are voluntary and may be modified or terminated at any time.

As compensation for the services rendered as the transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at the following annual rates: (a) $18 for each subaccount relating to the Shares Class of the Portfolio; (b) 0.01 percent of the average daily net asset value of the outstanding Service Shares Class of the Portfolio; and (c) 0.02 percent of the average daily net asset value of the outstanding Premier Shares Class of the Portfolio.

Class-specific transfer agent fees for the fiscal year ended November 30, 2006, were as follows:

                                              SERVICE PREMIER
                  Amounts in thousands SHARES SHARES  SHARES
                  -------------------------------------------
                   Diversified Assets   $71     $13     $5
                   Government            42      10      1
                   Government Select    107       9     42
                   Tax-Exempt            14      --     --
                   Municipal             11       7     --
                  -------------------------------------------

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolios have entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios' custodian expenses. Custodian credits, if any, are reflected in the Portfolios' Statements of Operations.

4   ADMINISTRATION, DISTRIBUTION AND OTHER
    AGREEMENTS
NTI and PFPC, the co-administrators of the Portfolios, are entitled to a monthly co-administration fee at the annual rate of 0.10 percent of the average daily net assets of the respective Portfolios. The co-administrators are also entitled to additional fees for special legal services.

In addition, if in any fiscal year the sum of a Portfolio's expenses, including the administration fee, but excluding the fees payable to NTI for its duties as investment adviser and Northern Trust for its duties as transfer agent, payments under the Service plan for the Portfolios' Service Shares and Premier Shares and extraordinary expenses (such as taxes, interest and other extraordinary expenses), exceed on an annualized basis 0.10 percent of the Portfolio's average daily net assets, NTI as co-administrator has agreed to reimburse each Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement.

The expenses reimbursed during the fiscal year ended November 30, 2006, under such arrangements are shown on the accompanying Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation under its distribution agreement.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolios. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Accrued other liabilities" in the Statements of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan. At November 30, 2006, the amounts payable in the Diversified Assets, Government, Government Select, Tax-Exempt and Municipal Portfolios were approximately $39,000, $13,000, $20,000, $3,000 and $4,000, respectively.

5   SERVICE PLAN
The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions ("Servicing Agents") under which they will render certain administrative support services and in some cases, personal and account maintenance services for their customers or investors who beneficially own Service and Premier Shares. As compensation under the Service Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.25 percent and 0.50 percent of the average daily net asset value of the outstanding Service and Premier Shares, respectively.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 57  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

Class-specific shareholder servicing fees for the fiscal year ended November 30, 2006, were as follows:

                                           SERVICE PREMIER
                      Amounts in thousands SHARES  SHARES
                      ------------------------------------
                       Diversified Assets   $333     $116
                       Government            236       27
                       Government Select     211    1,057
                       Tax-Exempt             11       --
                       Municipal             178        2
                      ------------------------------------

6   BANK LOANS
The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.45 percent above
IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

At November 30, 2006, the Portfolios did not have any outstanding loans. The Portfolios did not incur any interest expense for the fiscal year ended November 30, 2006.

7   CAPITAL SHARE TRANSACTIONS
Transactions in Shares for the fiscal year ended November 30, 2006, were as follows:

                                                   PAYMENTS FOR  NET INCREASE
                       PROCEEDS FROM REINVESTMENT     SHARES     (DECREASE) IN
 Amounts in thousands*  SHARES SOLD  OF DIVIDENDS    REDEEMED     NET ASSETS
 -----------------------------------------------------------------------------
  Diversified Assets   $193,230,410    $10,480    $(191,308,078)  $1,932,812
  Government             47,734,901      2,246      (47,620,640)     116,507
  Government Select      38,009,961     25,484      (37,382,140)     653,305
  Tax-Exempt              4,097,206      1,531       (4,234,379)    (135,642)
  Municipal              10,741,684      9,678       (9,392,545)   1,358,817
 -----------------------------------------------------------------------------

* The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Shares for the fiscal year ended November 30, 2005, were as follows:

                                                   PAYMENTS FOR  NET INCREASE
                       PROCEEDS FROM REINVESTMENT     SHARES     (DECREASE) IN
 Amounts in thousands*  SHARES SOLD  OF DIVIDENDS    REDEEMED     NET ASSETS
 -----------------------------------------------------------------------------
  Diversified Assets   $166,084,084     $5,603    $(164,759,605)  $1,330,082
  Government             46,868,597      1,011      (46,541,671)     327,937
  Government Select      31,895,103      9,226      (32,064,678)    (160,349)
  Tax-Exempt              4,110,929        982       (4,043,094)      68,817
  Municipal               4,606,057      7,871       (4,756,427)    (142,499)
 -----------------------------------------------------------------------------

* The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Service Shares for the fiscal year ended November 30, 2006, were as follows:

                                                   PAYMENTS FOR NET INCREASE
                        PROCEEDS FROM REINVESTMENT    SHARES    (DECREASE) IN
  Amounts in thousands*  SHARES SOLD  OF DIVIDENDS   REDEEMED    NET ASSETS
  ---------------------------------------------------------------------------
   Diversified Assets    $3,541,885       $ --     $(3,534,582)     $7,303
   Government               493,920         --        (477,214)     16,706
   Government Select      1,167,805         --      (1,169,030)     (1,225)
   Tax-Exempt                17,685         --         (18,431)       (746)
   Municipal                160,055         --        (194,319)    (34,264)
  ---------------------------------------------------------------------------

* The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

          MONEY MARKET PORTFOLIOS 58  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006


Transactions in Service Shares for the fiscal year ended November 30, 2005, were as follows:

                                                   PAYMENTS FOR NET INCREASE
                        PROCEEDS FROM REINVESTMENT    SHARES    (DECREASE) IN
  Amounts in thousands*  SHARES SOLD  OF DIVIDENDS   REDEEMED    NET ASSETS
  ---------------------------------------------------------------------------
   Diversified Assets    $1,765,111       $400     $(1,751,395)    $14,116
   Government               460,721         --        (454,004)      6,717
   Government Select      1,416,799         --      (1,464,122)    (47,323)
   Tax-Exempt                22,760         --         (22,337)        423
   Municipal                166,497         --        (151,619)     14,878
  ---------------------------------------------------------------------------

* The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Premier Shares for the fiscal year ended November 30, 2006, were as follows:

                                                   PAYMENTS FOR NET INCREASE
                        PROCEEDS FROM REINVESTMENT    SHARES    (DECREASE) IN
  Amounts in thousands*  SHARES SOLD  OF DIVIDENDS   REDEEMED    NET ASSETS
  ---------------------------------------------------------------------------
   Diversified Assets     $195,349        $ --      $(221,866)    $(26,517)
   Government                4,773          --         (16,728)     (11,955)
   Government Select       219,717          --        (221,457)      (1,740)
   Municipal                10,121          --          (9,990)         131
  ---------------------------------------------------------------------------

* The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in Premier Shares for the fiscal year ended November 30, 2005, were as follows:

                                                    PAYMENTS FOR
                      PROCEEDS FROM REINVESTMENT OF    SHARES    NET INCREASE IN
Amounts in thousands*  SHARES SOLD     DIVIDENDS      REDEEMED     NET ASSETS
--------------------------------------------------------------------------------
 Diversified Assets      $81,065         $ --        $(44,074)       $36,991
 Government               25,551           --          (13,112)       12,439
 Government Select       304,991           --         (201,456)      103,535
 Municipal                   292           --               --           292
--------------------------------------------------------------------------------

* The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

8   NEW ACCOUNTING PRONOUNCEMENTS
In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes".
This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date.

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Management is currently evaluating the impact the adoptions of FIN 48 and SFAS 157 will have on the Portfolios' financial statement disclosures for next year.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 59  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE NORTHERN INSTITUTIONAL FUNDS SHAREHOLDERS AND
BOARD OF TRUSTEES:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Diversified Assets, Government, Government Select, Tax-Exempt and Municipal Portfolios, comprising the Money Market Portfolios (the "Portfolios") of the Northern Institutional Funds, as of November 30, 2006, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification of securities owned at November 30, 2006 by physical examination of the securities held by the custodian and by correspondence with central depositories and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diversified Assets, Government, Government Select, Tax-Exempt and Municipal Portfolios at November 30, 2006, the results of their operations, the changes in their net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Chicago, Illinois
January 12, 2007

          MONEY MARKET PORTFOLIOS 60  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        MONEY MARKET PORTFOLIOS

TAX INFORMATION
                                                  NOVEMBER 30, 2006 (UNAUDITED)

During the fiscal year ended November 30, 2006, the percentage of dividends derived from net investment income paid by each of the following Portfolios as "exempt-interest dividends", excludable from gross income for federal income tax purposes were as follows: Tax-Exempt Portfolio - 100% and Municipal Portfolio - 99.73%.

The American Jobs Creation Act (Sec. 871(k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person, for tax years after December 31, 2004. The Northern Institutional Funds designate the following percentages as Qualified Interest Income (QII) for the fiscal year ended November 30, 2006:

                            Diversified Assets 100%
                            Government         100%
                            Government Select  100%

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 61  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FUND EXPENSES

As a shareholder of the Portfolios, you incur ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2006 through November 30, 2006.

ACTUAL EXPENSES
The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid 6/1/06 - 11/30/06" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolios' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolios, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Diversified Assets

                                 BEGINNING  ENDING
                                  ACCOUNT  ACCOUNT       EXPENSES
                         EXPENSE   VALUE    VALUE         PAID*
          SHARES          RATIO   6/1/06   11/30/06  6/1/06 -11/30/06
          -----------------------------------------------------------
           Actual         0.35%  $1,000.00 $1,025.00      $1.78
           Hypothetical   0.35%  $1,000.00 $1,023.31      $1.78**
          -----------------------------------------------------------

          SERVICE SHARES
          -----------------------------------------------------------
           Actual         0.61%  $1,000.00 $1,023.60      $3.09
           Hypothetical   0.61%  $1,000.00 $1,022.01      $3.09**
          -----------------------------------------------------------

          PREMIER SHARES
          -----------------------------------------------------------
           Actual         0.87%  $1,000.00 $1,022.30      $4.41
           Hypothetical   0.87%  $1,000.00 $1,020.71      $4.41**
          -----------------------------------------------------------

Government

                                 BEGINNING  ENDING
                                  ACCOUNT  ACCOUNT       EXPENSES
                         EXPENSE   VALUE    VALUE         PAID*
          SHARES          RATIO   6/1/06   11/30/06  6/1/06 -11/30/06
          -----------------------------------------------------------
           Actual         0.35%  $1,000.00 $1,024.80      $1.78
           Hypothetical   0.35%  $1,000.00 $1,023.31      $1.78**
          -----------------------------------------------------------

          SERVICE SHARES
          -----------------------------------------------------------
           Actual         0.61%  $1,000.00 $1,023.50      $3.09
           Hypothetical   0.61%  $1,000.00 $1,022.01      $3.09**
          -----------------------------------------------------------

          PREMIER SHARES
          -----------------------------------------------------------
           Actual         0.87%  $1,000.00 $1,022.20      $4.41
           Hypothetical   0.87%  $1,000.00 $1,020.71      $4.41**
          -----------------------------------------------------------

Government Select

                                 BEGINNING  ENDING
                                  ACCOUNT  ACCOUNT       EXPENSES
                         EXPENSE   VALUE    VALUE         PAID*
          SHARES          RATIO   6/1/06   11/30/06  6/1/06 -11/30/06
          -----------------------------------------------------------
           Actual         0.20%  $1,000.00 $1,025.10      $1.02
           Hypothetical   0.20%  $1,000.00 $1,024.07      $1.01**
          -----------------------------------------------------------

          SERVICE SHARES
          -----------------------------------------------------------
           Actual         0.46%  $1,000.00 $1,023.80      $2.33
           Hypothetical   0.46%  $1,000.00 $1,022.76      $2.33**
          -----------------------------------------------------------

          PREMIER SHARES
          -----------------------------------------------------------
           Actual         0.72%  $1,000.00 $1,022.50      $3.65
           Hypothetical   0.72%  $1,000.00 $1,021.46      $3.65**
          -----------------------------------------------------------

          MONEY MARKET PORTFOLIOS 62  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                  NOVEMBER 30, 2006 (UNAUDITED)


Tax-Exempt

                                 BEGINNING  ENDING
                                  ACCOUNT  ACCOUNT       EXPENSES
                         EXPENSE   VALUE    VALUE         PAID*
          SHARES          RATIO   6/1/06   11/30/06  6/1/06 -11/30/06
          -----------------------------------------------------------
           Actual         0.35%  $1,000.00 $1,016.30      $1.77
           Hypothetical   0.35%  $1,000.00 $1,023.31      $1.78**
          -----------------------------------------------------------

          SERVICE SHARES
          -----------------------------------------------------------
           Actual         0.61%  $1,000.00 $1,014.90      $3.08
           Hypothetical   0.61%  $1,000.00 $1,022.01      $3.09**
          -----------------------------------------------------------

Municipal

                                 BEGINNING  ENDING
                                  ACCOUNT  ACCOUNT       EXPENSES
                         EXPENSE   VALUE    VALUE         PAID*
          SHARES          RATIO   6/1/06   11/30/06  6/1/06 -11/30/06
          -----------------------------------------------------------
           Actual         0.20%  $1,000.00 $1,017.00      $1.01
           Hypothetical   0.20%  $1,000.00 $1,024.07      $1.01**
          -----------------------------------------------------------

          SERVICE SHARES
          -----------------------------------------------------------
           Actual         0.46%  $1,000.00 $1,015.70      $2.32
           Hypothetical   0.46%  $1,000.00 $1,022.76      $2.33**
          -----------------------------------------------------------

          PREMIER SHARES
          -----------------------------------------------------------
           Actual         0.72%  $1,000.00 $1,014.40      $3.64
           Hypothetical   0.72%  $1,000.00 $1,021.46      $3.65**
          -----------------------------------------------------------

* Expenses are calculated using the Portfolios' annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2006. Expenses are calculated by multiplying each annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.
**Hypothetical expenses are based on the Portfolios' actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 63  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 57 portfolios in the Northern Funds Complex -- Northern Institutional Funds offers 22 portfolios and Northern Funds offers 35 portfolios. The Northern Institutional Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/637-1380.

  NON-INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS      PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
--------------------------------------------------------------------------------------
WILLIAM L. BAX           . Managing Partner of               . Sears Holding Corp.
Age 63                     PricewaterhouseCoopers (an         (a retail company).
Trustee since 2005         accounting firm) from 1999 to
                           2003;
                         . Director of Big Shoulders Fund
                           since 1997;
                         . Director of Children's Memorial
                           Hospital since 1997;
                         . Trustee of DePaul University
                           since 1998.
--------------------------------------------------------------------------------------
RICHARD G. CLINE         . Chairman and President of         . PepsiAmericas (a soft
Age 71                     Hawthorne Investors, Inc. (a       drink bottling
Trustee since 1997         management advisory services and   company);
                           private investment company)       . Ryerson, Inc.
                           since 1996;                        (a metals distribution
                         . Managing Partner of Hawthorne      company).
                           Investments, LLC (a management
                           advisory services and private
                           investment company) since 2001;
                         . Managing Member of Hawthorne
                           Investments II, LLC (a private
                           investments company) since 2004.
--------------------------------------------------------------------------------------
EDWARD J. CONDON, JR.    . Chairman and CEO of The Paradigm  . None
Age 66                     Group, Ltd. (a financial
Trustee since 1994         adviser) since 1993;
                         . Principal and Co-Founder of
                           Paradigm Capital since 1996;
                         . Senior Partner of NewEllis
                           Ventures since 2001;
                         . Member of the Board of Managers
                           of The Liberty Hampshire
                           Company, LLC (a receivable
                           securitization company) from
                           1996 to 2001;
                         . Director of Financial Pacific
                           Company (a small business
                           leasing company) from 1998 to
                           2004;
                         . Member and Director of the
                           Illinois Venture Capital
                           Association since 2001;
                         . Trustee at Dominican University
                           from 1996 to 2005;
                         . Member of the Board of Directors
                           of the Chicago Children's Museum
                           since 2001;
                         . Member of the Board of
                           Governors, the Metropolitan Club
                           since 2003;
                         . Member of the Advisory Board of
                           AAVIN Equity Partners since 2005;
                         . Chairman of the Nominating
                           Committee of Girl Scouts of
                           Chicago from 1993 to 2003;
                         . Member of the National Advisory
                           Board of National Domestic
                           Violence Hotline since 2005.
--------------------------------------------------------------------------------------
SHARON GIST GILLIAM      . CEO of Chicago Housing Authority  . None
Age 63                     since 2006;
Trustee since 2001       . Executive Vice President of
                           Unison-Maximus, Inc. (an
                           aviation and governmental
                           consulting company) from 1989 to
                           2005;
                         . Principal/Officer/Director, UCG
                           Associates, Inc. (a management
                           consulting firm) from 2005 to
                           2006.
--------------------------------------------------------------------------------------
SANDRA POLK GUTHMAN      . CEO of Polk Bros. Foundation (an  . None
Age 62                     Illinois not-for-profit
Trustee since 1997         corporation) since 1993;
                         . Director of MBIA Insurance Corp.
                           of Illinois (a municipal bond
                           insurance company) since 1994;
                         . Director of STS Consultants,
                           Ltd. (an employee-owned
                           engineering consulting firm
                           since 2001).

          MONEY MARKET PORTFOLIOS 64  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                  NOVEMBER 30, 2006 (UNAUDITED)


NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS      PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------
  MICHAEL E. MURPHY      . President of Sara Lee Foundation  . Coach, Inc.;
  Age 70                   (philanthropic organization)      . Payless Shoe Source,
  Trustee since 2000       from 1997 to 2001.                 Inc. (a retail shoe store
                                                              business);
                                                             . GATX Corporation
                                                              (a railroad holding
                                                              company).
-----------------------------------------------------------------------------------------
  RICHARD P. STRUBEL     . Vice Chairman and Director of     . Gildan Activewear,
  Age 67                   Cardean Learning Group (formerly   Inc. (an athletic
  Trustee since 1982       UNext, Inc.) (a provider of        clothing marketing
                           educational services via the       and manufacturing
                           Internet) since 2003;              company);
                         . President, Chief Operating        . Goldman Sachs
                           Officer, and Director of UNext,    Mutual Fund
                           Inc. from 1999 to 2003.            Complex (72
                                                              portfolios);
                                                             . Goldman Sachs
                                                              Closed-End Fund.

  INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/                   FIVE YEARS                          HELD BY TRUSTEE
--------------------------------------------------------------------------------------
MARY JACOBS SKINNER, ESQ./(3)/ . Partner in the law firm of              . None
Age 49                           Sidley Austin Brown & Wood, LLP.
Trustee since 2000
--------------------------------------------------------------------------------------
Terence J. Toth/(3)/           . President, Chief Executive              . None
Age: 47                          Officer of Northern Trust
Trustee since 2006               Investments, N.A. from 2004 to
                                 present;
                               . President of Northern Trust
                                 Global Investments, a division
                                 of Northern Trust Corporation,
                                 since 2004;
                               . Executive Vice President and
                                 Managing Director of
                                 Quantitative Management and
                                 Securities Lending of Northern
                                 Trust Investments, N.A. from
                                 2000 to 2004.

(1)Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)An "interested person", as defined by the Investment Company Act of 1940, as amended. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation. Mr. Toth is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or its affiliates.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 65  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

  OFFICERS OF THE TRUST/(1)/

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS                 PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                             FIVE YEARS
-----------------------------------------------------------------------
LLOYD A. WENNLUND                   . Executive Vice President since
Age: 49                               2003 and Director since 2001 of
50 South LaSalle Street               Northern Trust Investments,
Chicago, IL 60603                     N.A.; Executive Vice President
President since 2000                  and other positions at The
                                      Northern Trust Company,
                                      President and Director of
                                      Northern Trust Securities, Inc.,
                                      and Managing Executive, Mutual
                                      Funds for Northern Trust Global
                                      Investments since 1989.
-----------------------------------------------------------------------
ERIC K. SCHWEITZER                  . Senior Vice President at
Age: 45                               Northern Trust Investments, N.A.
50 South LaSalle Street               since 2001 and Senior Vice
Chicago, IL 60603                     President at The Northern Trust
Vice President since 2000             Company and the Director of
                                      Distribution, Product Management
                                      and Client Services in the
                                      Mutual Fund Group of Northern
                                      Trust Global Investments since
                                      2000.
-----------------------------------------------------------------------
STUART SCHULDT                      . Senior Vice President and
Age: 44                               Division Manager of Fund
50 South LaSalle Street               Administration and Fund
Chicago, IL 60603                     Accounting, The Northern Trust
Treasurer since 2005                  Company since 1998. Assistant
                                      Treasurer of the Trust from 2002
                                      to 2005.
-----------------------------------------------------------------------
SUSAN J. HILL                       . Chief Compliance Officer of
Age: 50                               Northern Trust Investments, N.A.
50 South LaSalle Street               since 2005; Senior Vice
Chicago, IL 60603                     President of Northern Trust
Chief Compliance Officer since 2004   Investments, N.A. since 2005;
                                      Counsel and Vice President of
                                      Northern Trust Investments, N.A.
                                      and Northern Trust Company from
                                      2000 to 2004.
-----------------------------------------------------------------------
Debra Mairs                         . Vice President and Director of
Age: 44                               Compliance of Northern Trust
50 South LaSalle Street               Investments, N.A. and Northern
Chicago, IL 60603                     Trust Securities, Inc. since
Anti-Money Laundering                 2006; Vice President of Northern
Compliance Officer since 2006         Trust Securities, Inc. from 2004
                                      to 2006. Chief Operating Officer
                                      at Melvin Securities, Inc. from
                                      1999 to 2004.
-----------------------------------------------------------------------
BRIAN OVAERT                        . Executive Vice President and
Age: 45                               Head of Worldwide Fund
50 Bank Street                        Administration at The Northern
London, E145NT                        Trust Company overseeing Fund
Assistant Treasurer since 2005        Accounting, Transfer Agent and
                                      Fund Administration functions
                                      since 1998; Treasurer of the
                                      Trust from 2002 to 2005.
-----------------------------------------------------------------------
Diana E. McCarthy, Esq.             . Partner in the law firm of
Age: 55                               Drinker Biddle & Reath LLP since
One Logan Square                      2002; Associate at Drinker
18th and Cherry Streets               Biddle & Reath LLP since 1994.
Philadelphia, PA 19103-6996
Secretary since 2006

(1)Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

          MONEY MARKET PORTFOLIOS 66  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                  NOVEMBER 30, 2006 (UNAUDITED)




NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                        FIVE YEARS
------------------------------------------------------------------
LINDA J. HOARD, ESQ.           . Senior Counsel and Senior Vice
Age: 59                          President at PFPC Inc. since
99 High Street, 27th Floor       1998.
Boston, MA 02110
Assistant Secretary since 1999
------------------------------------------------------------------
LORI V. O'SHAUGHNESSY, ESQ.    . Counsel and Vice President at
Age: 35                          PFPC Inc. since 2005; Associate
99 High Street, 27th Floor       Counsel and Director at PFPC
Boston, MA 02110                 Inc. from 2002 to 2005;
Assistant Secretary since 2003   Associate Counsel at Investors
                                 Bank & Trust Company, a
                                 financial service provider, from
                                 2001 to 2002.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 67  MONEY MARKET PORTFOLIOS

MONEY MARKET PORTFOLIOS

FOR MORE INFORMATION

  PORTFOLIO HOLDINGS
  Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Form N-Q are available on the SEC's Web site at sec.gov. You may also review and obtain copies at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800/SEC-0330.

  PROXY VOTING
  A summary of Northern Institutional Funds' Proxy Voting Policies and Procedures and each Fund's portfolio securities voting record for the 12-month period ended June 30 is available upon request and without charge by visiting Northern Institutional Funds' Web site at northerninstitutionalfunds.com or the SEC's Web site at sec.gov or by calling the Northern Institutional Funds Center at 800/637-1380.

          MONEY MARKET PORTFOLIOS 68  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                    PRIME OBLIGATIONS PORTFOLIO

TABLE OF CONTENTS


 2  PORTFOLIO MANAGEMENT COMMENTARY

 3  STATEMENT OF ASSETS AND LIABILITIES

 4  STATEMENT OF OPERATIONS

 5  STATEMENT OF CHANGES IN NET ASSETS

 6  FINANCIAL HIGHLIGHTS

 8  SCHEDULE OF INVESTMENTS

14  ABBREVIATIONS AND OTHER INFORMATION

15  NOTES TO THE FINANCIAL STATEMENTS

19  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

20  FUND EXPENSES

21  TRUSTEES AND OFFICERS

28  FOR MORE INFORMATION


The report has been prepared for the general information of Northern Institutional Funds Prime Obligations Portfolio shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds Prime Obligations Portfolio prospectus, which contains more complete information about Northern Institutional Funds Prime Obligations Portfolio's investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Funds Distributors, LLC,
not affiliated with Northern Trust

                               NOT FDIC INSURED
--------------------------------------------------------------------------------
                       May lose value/No bank guarantee

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 1   PRIME OBLIGATIONS PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

PRIME OBLIGATIONS PORTFOLIO                        Peter Yi - Portfolio Manager

For its most recent fiscal year ended November 30, 2006, the Prime Obligations Portfolio posted a 4.86 percent total return, compared with the 4.59 percent return of the iMoneyNet/(TM)/ First Tier Institutional category. As of November 30, 2006, the Portfolio's 7-day current yield was 5.15 percent.

As 2006 began, market participants anticipated an end to the U.S. Federal Reserve's tightening cycle given the exclusion of the "accommodative" language in its December policy statement. Further uncertainty arose with a new Fed Chairman taking the helm. As the housing market continued to soften and with economic data mixed, the Fed left rates unchanged at its August meeting. Consistent with a moderating economy, real GDP moved from 5.6 percent in the first quarter to estimates of 2.2 percent in the third. By year end, concerns over weak manufacturing data fueled a significant rally in the bond markets. While core inflation continues to run above the comfort zone, market expectations have tilted toward lower interest rates in 2007.

Throughout the 12-month period, the Portfolio maintained above-average duration in fluctuating degrees based on interest rate expectations. Following "hawkish" comments by policymakers, later in the period we added nine-month and one-year positions that aggressively priced in potential tightening by the Fed. In addition, we focused on adding variable-rate products to the Portfolio that would protect performance if the Fed resumed tightening in 2007. Near the end of the year, we implemented a laddered portfolio strategy to opportunistically take advantage of any increases in yields, depending on the shape of the yield curve.

ADDITIONAL INFORMATION

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. Performance information shown is that of the Portfolio's Shares Class. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

Performance calculations reflect fee waivers in effect. Current 7-Day Yield refers to the net income generated over the 7-day period ending on 11/30/06. In the absence of fee waivers, the Current 7-Day Yield for the Prime Obligations Portfolio would have been 5.08% as of 11/30/06.

We compare the Portfolio to the iMoneyNet Money Fund Report Averages/(TM)/, which are composites of professionally managed money market investments with similar investment objectives.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

PRIME OBLIGATIONS PORTFOLIO 2 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                    PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                           NOVEMBER 30, 2006

                                                          PRIME
              Amounts in thousands,                    OBLIGATIONS
              except per share data                     PORTFOLIO
              ----------------------------------------------------
              ASSETS:
              Investments, at amortized cost           $1,350,188
              Repurchase agreements, at cost which
                approximates fair value                   451,614
              Cash                                             27
              Interest income receivable                    8,711
              Receivable from affiliated administrator         52
              Prepaid and other assets                          8
              Total Assets                              1,810,600
              ---------------------------------------- ----------
              LIABILITIES:
              Payable for securities purchased             10,000
              Distributions payable to shareholders         7,635
              Payable to affiliates:
                 Investment advisory fees                     152
                 Co-administration fees                       152
                 Custody and accounting fees                   11
                 Transfer agent fees                            4
              Accrued other liabilities                        61
              Total Liabilities                            18,015
              ---------------------------------------- ----------
              Net Assets                               $1,792,585
              ---------------------------------------- ----------
              ANALYSIS OF NET ASSETS:
              Capital stock                            $1,792,582
              Accumulated undistributed net
                investment income                              --
              Accumulated realized gain                         3
              Net Assets                               $1,792,585
              ---------------------------------------- ----------
              Net Assets:
                 Shares                                $1,627,181
                 Service Shares                           154,867
                 Premier Shares                            10,537
              Total Shares Outstanding (no par value,
                unlimited shares authorized):
                 Shares                                 1,627,177
                 Service Shares                           154,868
                 Premier Shares                            10,537
              Net Asset Value, Redemption and
                Offering Price Per
                 Share:
                 Shares                                $     1.00
                 Service Shares                              1.00
                 Premier Shares                              1.00

See Notes to the Financial Statements.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 3 PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF OPERATIONS             FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2006

                                                          PRIME
                                                       OBLIGATIONS
              Amounts in thousands                      PORTFOLIO
              ----------------------------------------------------
              INVESTMENT INCOME:
              Interest income                            $68,009

              EXPENSES:
              Investment advisory fees                     2,029
              Co-administration fees                       1,352
              Custody and accounting fees                    119
              Transfer agent fees                             32
              Registration fees                               40
              Printing fees                                   35
              Professional fees                               26
              Trustee fees and expenses                       18
              Shareholder servicing fees                     360
              Other                                           53
              ---------------------------------------    -------
              Total Expenses                               4,064
                 Less voluntary waivers of investment
                   advisory fees                            (676)
                 Less expenses reimbursed by
                   administrator                            (300)
                 Less custodian credits                       (3)
                 Net Expenses                              3,085
              ---------------------------------------    -------
              Net Investment Income                       64,924
              ---------------------------------------    -------
              NET REALIZED GAIN:
              Net realized gain on investments                 3
                 Net Realized Gain on Investments              3
              ---------------------------------------    -------
              Net Increase in Net Assets Resulting
                from Operations                          $64,927
              ---------------------------------------    -------

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO 4 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                    PRIME OBLIGATIONS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS      FOR THE FISCAL YEARS ENDED NOVEMBER 30,

                                                          PRIME
                                                       OBLIGATIONS
                                                        PORTFOLIO
                                                  ---------------------
         Amounts in thousands                        2006       2005
         --------------------------------------------------------------
         OPERATIONS:
         Net investment income                    $   64,924  $ 19,980
         Net realized gains on investment
           transactions                                    3         4
            Net Increase in Net Assets Resulting
              from Operations                         64,927    19,984
         ---------------------------------------  ----------  --------
         CAPITAL SHARE TRANSACTIONS: /(1)/
         Net increase in net assets resulting
           from Shares transactions                  798,310   234,643
         Net increase in net assets resulting
           from Service Shares transactions          100,053     6,319
         Net increase (decrease) in net assets
           resulting from Premier Shares
           transactions                               (3,071)   13,608
            Net Increase in Net Assets Resulting
              from Capital Share Transactions        895,292   254,570
         ---------------------------------------  ----------  --------
         DISTRIBUTIONS TO SHARES SHAREHOLDERS:
         From net investment income                  (58,926)  (18,497)
            Total Distributions to Shares
              Shareholders                           (58,926)  (18,497)
         ---------------------------------------  ----------  --------
         DISTRIBUTIONS TO SERVICE SHARES
           SHAREHOLDERS:
         From net investment income                   (5,446)   (1,467)
            Total Distributions to Service
              Shares Shareholders                     (5,446)   (1,467)
         ---------------------------------------  ----------  --------
         DISTRIBUTIONS TO PREMIER SHARES
           SHAREHOLDERS:
         From net investment income                     (556)      (16)
            Total Distributions to Premier
              Shares Shareholders                       (556)      (16)
         ---------------------------------------  ----------  --------
         Total Increase in Net Assets                895,291   254,574
         NET ASSETS:
         Beginning of year                           897,294   642,720
         End of year                              $1,792,585  $897,294
         ---------------------------------------  ----------  --------
         Accumulated Undistributed Net
           Investment Income                      $       --  $      4
         ---------------------------------------  ----------  --------

(1)The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 5 PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

FINANCIAL HIGHLIGHTS

PRIME OBLIGATIONS PORTFOLIO                                   SHARES
                                             -----------------------------------------
Selected per share data                         2006       2005      2004    2003/(3)/
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $     1.00  $   1.00  $   1.00  $   1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.05      0.03      0.01        --
   Total from Investment Operations                0.05      0.03      0.01        --
---------------------------------------      ----------  --------  --------  --------
LESS DISTRIBUTIONS PAID:
   From net investment income                     (0.05)    (0.03)    (0.01)       --
       Total Distributions Paid                   (0.05)    (0.03)    (0.01)       --
---------------------------------------      ----------  --------  --------  --------
Net Asset Value, End of Period               $     1.00  $   1.00  $   1.00  $   1.00
---------------------------------------      ----------  --------  --------  --------
Total Return /(1)/                                 4.86%     2.94%     1.14%     0.26%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period      $1,627,181  $828,872  $594,224  $398,281
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and
     reimbursements                                0.20%     0.20%     0.20%     0.20%
   Expenses, before waivers and
     reimbursements                                0.27%     0.29%     0.29%     0.37%
   Net investment income, net of
     waivers and reimbursements                    4.82%     2.97%     1.18%     0.91%
   Net investment income, before
     waivers and reimbursements                    4.75%     2.88%     1.09%     0.74%

                                                              SERVICE
                                             -----------------------------------------
Selected per share data                         2006       2005      2004    2003/(4)/
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $     1.00  $   1.00  $   1.00  $   1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                              0.04      0.03      0.01        --
   Total from Investment Operations                0.04      0.03      0.01        --
---------------------------------------      ----------  --------  --------  --------
LESS DISTRIBUTIONS PAID:
   From net investment income                     (0.04)    (0.03)    (0.01)       --
       Total Distributions Paid                   (0.04)    (0.03)    (0.01)       --
---------------------------------------      ----------  --------  --------  --------
Net Asset Value, End of Period               $     1.00  $   1.00  $   1.00  $   1.00
---------------------------------------      ----------  --------  --------  --------
Total Return /(1)/                                 4.59%     2.67%     0.88%     0.16%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period      $  154,867  $ 54,814  $ 48,496  $ 16,601
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and
     reimbursements                                0.46%     0.46%     0.46%     0.46%
   Expenses, before waivers and
     reimbursements                                0.53%     0.55%     0.55%     0.63%
   Net investment income, net of
     waivers and reimbursements                    4.56%     2.71%     0.92%     0.65%
   Net investment income, before
     waivers and reimbursements                    4.49%     2.62%     0.83%     0.48%

(1)Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for periods less than one year.
(2)Annualized for periods less than one year.
(3)For the period August 21, 2003 (commencement of operations) through November 30, 2003. Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.
(4)For the period September 2, 2003 (commencement of operations) through November 30, 2003. Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

See Notes to the Financial Statements.

PRIME OBLIGATIONS PORTFOLIO 6 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                              FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,

        PRIME OBLIGATIONS PORTFOLIO                       PREMIER
                                                     ------------------
        Selected per share data                        2006   2005/(3)/
        ---------------------------------------------------------------
        Net Asset Value, Beginning of Period         $  1.00  $  1.00
        INCOME FROM INVESTMENT OPERATIONS:
        Net investment income                           0.04       --
           Total from Investment Operations             0.04       --
        ---------------------------------------      -------  -------
        LESS DISTRIBUTIONS PAID:
           From net investment income                  (0.04)      --
               Total Distributions Paid                (0.04)      --
        ---------------------------------------      -------  -------
        Net Asset Value, End of Period               $  1.00  $  1.00
        ---------------------------------------      -------  -------
        Total Return /(1)/                              4.32%    0.12%
        SUPPLEMENTAL DATA AND RATIOS:
        Net assets, in thousands, end of period      $10,537  $13,608
        Ratio to average net assets of: /(2)/
           Expenses, net of waivers and
             reimbursements                             0.72%    0.72%
           Expenses, before waivers and
             reimbursements                             0.79%    0.81%
           Net investment income, net of
             waivers and reimbursements                 4.30%    3.39%
           Net investment income, before
             waivers and reimbursements                 4.23%    3.30%

(1)Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period. Total return is not annualized for period less than one year.
(2)Annualized for periods less than one year.
(3)For the period November 18, 2005 (commencement of operations) through November 30, 2005. Per share amounts from net investment income and distributions from net investment income were less than $0.01 per share.

See Notes to the Financial Statements.

       NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 7 PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

SCHEDULE OF INVESTMENTS

PRIME OBLIGATIONS PORTFOLIO

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
       ASSET-BACKED NOTES - 5.7%
       Auto Receivables - 1.8%
         Capital One Prime Auto Receivables Trust,
          Series 2006-2, Class A1,
          5.33%, 10/15/07                                   $4,280 $4,280
         Ford Credit Auto Owner Trust, Series 2006-B,
          Class A1, /(1)/
          5.43%, 9/15/07                                     3,743  3,743
         Ford Motor Credit Auto Owner Trust,
          Series 2006-C, Class A1, /(1)/
          5.36%, 12/15/07                                   15,000 15,000
         Nissan Auto Receivables Owner Trust,
          Series 2006-B, Class A1,
          5.08%, 5/15/07                                       784    784
         Nissan Auto Receivables Owner Trust,
          Series 2006-C, Class A1,
          5.49%, 8/15/07                                     3,632  3,632
         Triad Auto Receivables Owner Trust,
          Series 2006-B, Class A1,
          5.14%, 6/12/07                                        34     34
         USAA Auto Owner Trust, FRN, Series 2006-4,
          Class A1,
          5.34%, 12/13/07                                    5,000  5,000
       ------------------------------------------------  --------- ------
                                                                   32,473
       ------------------------------------------------  --------- ------
       International Receivables - 3.4%
         Granite Master Issuer PLC, FRN, Series 2006-3,
          Class A4,
          5.30%, 12/20/06                                    7,000  7,000
         Holmes Financing PLC, FRN, Series 9, Class 1A,
          5.29%, 12/15/06                                   13,000 13,000
         Holmes Financing PLC, FRN, Series 10A,
          Class 1A, /(1)/
          5.29%, 12/15/06                                    5,000  5,000
         Holmes Master Issuer PLC, FRN, Series 2006-1A,
          Class 1A, /(1)/
          5.32%, 12/15/06                                    7,000  7,000
         Mound Financing PLC, FRN, Series 5A,
          Class 1A, /(1)/
          5.29%, 12/8/06                                     7,000  7,000
         Paragon Mortgages PLC, FRN, Series 12A,
          Class A1, /(1)/
          5.30%, 12/15/06                                    6,865  6,865

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
     ASSET-BACKED NOTES - 5.7% - CONTINUED
     International Receivables - 3.4% - (continued)
       Paragon Mortgages PLC, FRN, Series 13A,
        Class A1, /(1)/
        5.31%, 12/15/06                                      $5,000  $5,000
       Permanent Financing PLC, FRN, Series 9A,
        Class 1A, /(1)/
        5.29%, 12/11/06                                       5,000   5,000
       Permanent Master Issuer PLC, FRN,
        Series 2006-1, Class 1A,
        5.30%, 12/15/06                                       5,000   5,000
     ---------------------------------------------------  --------- -------
                                                                     60,865
     ---------------------------------------------------  --------- -------
     Other Receivables - 0.5%
       Caterpillar Financial Asset Trust, Series 2006-A,
        Class A1,
        5.45%, 6/25/07                                        1,944   1,944
       CIT Equipment Collateral, Series 2006-VT1,
        Class A1,
        4.99%, 3/20/07                                          981     981
       CNH Equipment Trust, Series 2006-A, Class A1,
        4.99%, 4/5/07                                         1,912   1,912
       CNH Equipment Trust, Series 2006-B, Class A1,
        5.39%, 10/5/07                                        4,257   4,257
     ---------------------------------------------------  --------- -------
                                                                      9,094
     ---------------------------------------------------  --------- -------
     Total Asset-Backed Notes (Cost $102,432)                       102,432

     CERTIFICATES OF DEPOSIT - 13.6%
     Domestic Depository Institutions - 1.7%
       Washington Mutual Bank, FA, Stockton,
        California,
        5.75%, 7/5/07                                         3,000   3,005
       Washington Mutual Bank, FRCD,
        5.36%, 2/20/07                                       10,000  10,000
        5.35%, 2/26/07                                       10,000  10,000
       Wells Fargo Bank, N.A., San Francisco,
        California,
        4.74%, 1/10/07                                        5,000   5,000
        4.79%, 1/18/07                                        3,000   3,000
     ---------------------------------------------------  --------- -------
                                                                     31,005
     ---------------------------------------------------  --------- -------
     Foreign Depository Institutions - 11.9%
       ABN AMRO, London Branch,
        4.73%, 12/1/06                                        5,000   5,000

See Notes to the Financial Statements.

      PRIME OBLIGATIONS PORTFOLIO 8   NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
       CERTIFICATES OF DEPOSIT - 13.6% - CONTINUED
       Foreign Depository Institutions - 11.9% - (continued)
         Barclays Bank, London Branch,
          5.31%, 1/29/07                                 $10,000 $10,000
          5.38%, 5/2/07                                    5,000   5,000
         Barclays Bank, New York Branch,
          5.09%, 2/26/07                                   5,000   5,000
         BNP Paribas, London Branch,
          5.11%, 3/7/07                                    1,000   1,000
          5.41%, 5/21/07                                  10,000  10,000
         CALYON, London Branch,
          4.75%, 1/8/07                                    7,000   7,000
         Canadian Imperial Bank of Commerce, New
          York Branch,
          5.35%, 7/17/07                                   5,000   5,000
         Credit Agricole, London Branch,
          4.79%, 12/22/06                                  5,000   5,000
          5.10%, 3/6/07                                    5,000   5,000
          5.38%, 5/2/07                                    6,000   6,000
          5.37%, 5/25/07                                   5,000   5,000
          5.35%, 6/22/07                                   1,000   1,000
          5.30%, 7/10/07                                   5,000   5,000
         Credit Suisse First Boston, New York Branch,
          4.79%, 1/3/07                                    7,000   7,000
          5.00%, 2/8/07                                    2,000   2,000
          5.34%, 4/19/07                                   6,000   6,000
         Deutsche Bank, London Branch,
          5.42%, 5/21/07                                   5,000   5,000
          5.36%, 10/19/07                                  5,000   5,000
         Deutsche Bank, New York Branch,
          5.25%, 10/3/07                                  10,000   9,994
         Dexia Credit Local, New York Branch,
          4.80%, 1/16/07                                   5,000   5,000
         DNB NOR Bank, London Branch,
          5.32%, 12/29/06                                  8,000   8,000
         HBOS Treasury Services, London Branch,
          5.31%, 3/27/07                                  10,000  10,000
          5.65%, 6/26/07                                   3,000   3,000
          5.41%, 9/20/07                                   4,000   4,000
         HBOS Treasury Services, New York Branch,
          4.75%, 12/4/06                                   5,000   5,000
          5.38%, 6/1/07                                    3,000   3,000
         Nordea Bank Finland, New York Branch,
          5.15%, 3/14/07                                   2,000   2,000

                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
        CERTIFICATES OF DEPOSIT - 13.6% - CONTINUED
        Foreign Depository Institutions - 11.9% - (continued)
          Royal Bank of Canada, New York Branch,
           5.37%, 10/25/07                                $7,000  $7,000
          Royal Bank of Scotland, London Branch,
           4.75%, 1/10/07                                  5,000   5,000
          Societe Generale, London Branch,
           4.70%, 12/1/06                                  5,000   5,000
           4.81%, 12/15/06                                 5,000   5,000
           5.36%, 5/11/07                                  3,000   3,000
           5.36%, 7/17/07                                  5,000   5,000
          Svenska Handelsbanken, Inc.,
           New York Branch,
           4.75%, 12/4/06                                  2,000   2,000
           4.80%, 1/16/07                                  5,000   5,000
           5.04%, 2/16/07                                  5,000   5,000
          Toronto Dominion Bank, New York Branch,
           5.41%, 6/4/07                                   3,000   3,000
           5.71%, 7/9/07                                   6,000   6,000
          UBS AG, Stamford Branch,
           4.96%, 2/7/07                                   2,500   2,500
          Unicredito Italiano, New York Branch,
           5.43%, 2/28/07                                  7,000   7,000
           5.40%, 3/14/07                                  3,000   3,000
        ---------------------------------------------  --------- -------
                                                                 213,494
        ---------------------------------------------  --------- -------
        Total Certificates of Deposit (Cost $244,499)            244,499

        COMMERCIAL PAPER - 33.1%
        Auto Receivables - 4.4%
          FCAR1 Owner Trust,
           5.28%, 1/16/07                                 10,000   9,933
           5.26%, 2/15/07                                  7,000   6,922
          Ford Credit Floorplan Master Owner Trust A,
           Motown Funding LLC, Series 2002,/ (1)/
           5.30%, 12/8/06                                 10,000   9,990
           5.30%, 12/11/06                                 5,000   4,993
           5.30%, 12/12/06                                 7,000   6,989
           5.30%, 12/14/06                                 5,000   4,990
          New Center Asset Trust,
           5.28%, 12/22/06                                15,000  14,954
           5.28%, 1/2/07                                  10,000   9,953
          New Center Asset Trust, Plus Program,
           5.26%, 12/19/06                                10,000   9,974
        ---------------------------------------------  --------- -------
                                                                  78,698
        ---------------------------------------------  --------- -------

See Notes to the Financial Statements.

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 9   PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

SCHEDULE OF INVESTMENTS

PRIME OBLIGATIONS PORTFOLIO (continued)

                                                            PRINCIPAL
                                                             AMOUNT   VALUE
                                                             (000S)   (000S)
    COMMERCIAL PAPER - 33.1% - CONTINUED
    Bank Holding Companies - 0.3%
      Citigroup Global Markets Holdings, Inc.,
       5.28%, 1/16/07                                          $5,000 $4,966
    ------------------------------------------------------  --------- ------
    Credit Card Master Trust - 0.8%
      Capital One Multi Execution Trust, Nova Notes,/ (1)/
       5.28%, 1/3/07                                            5,000  4,976
      Citibank Credit Card Master Trust, Dakota
       Certificates,
       5.27%, 1/17/07                                          10,000  9,931
    ------------------------------------------------------  --------- ------
                                                                      14,907
    ------------------------------------------------------  --------- ------
    Electronic and Other Electronic Components - 0.6%
      General Electric Co.,
       5.24%, 12/29/06                                         10,000  9,959
    ------------------------------------------------------  --------- ------
    Multi-Seller Conduits - 18.7%
      Alpine Securitization,
       5.32%, 12/1/06                                           8,000  8,000
      Amstel Funding Corp.,
       5.18%, 3/26/07                                          20,000 19,669
       5.17%, 3/28/07                                          10,000  9,832
       5.21%, 4/16/07                                           5,000  4,902
       5.18%, 5/25/07                                           5,000  4,874
      Amsterdam Funding,
       5.28%, 12/15/06                                         10,000  9,979
      Atlantic Asset Securitization Corp.,
       5.28%, 12/18/06                                         10,000  9,975
       5.27%, 1/2/07 /(1)/                                      5,000  4,977
      Cedar Springs Capital Co.,
       5.28%, 1/10/07                                          10,000  9,941
       5.27%, 2/26/07                                           6,506  6,423
      Chariot Funding LLC,
       5.26%, 12/13/06                                          5,000  4,991
      Charta Corp.,
       5.27%, 1/10/07                                           5,000  4,971
       5.27%, 1/23/07                                          10,000  9,922
      Clipper Receivables Corp.,
       5.28%, 1/22/07                                          10,000  9,924
      Concord Minuteman Capital Co., /(1)/
       5.29%, 2/21/07                                           3,000  2,964
      Crown Point Capital Co., /(1)/
       5.34%, 12/8/06, FRCP                                     7,000  6,999
       5.27%, 12/11/06, FRCP                                    5,000  5,000
       5.27%, 12/22/06, FRCP                                    7,000  7,000
       5.24%, 1/17/07                                          15,000 14,897

                                                      PRINCIPAL
                                                       AMOUNT   VALUE
                                                       (000S)   (000S)
         COMMERCIAL PAPER - 33.1% - CONTINUED
         Multi-Seller Conduits - 18.7% - (continued)
           Fairway Finance Corp.,
            5.27%, 12/8/06                              $15,000 $14,985
           Gemini Securitization,
            5.27%, 1/22/07                               10,000   9,924
           George Street Financing LLC, /(1)/
            5.29%, 12/19/06                               5,000   4,987
           Gotham Funding Corp., /(1)/
            5.28%, 12/5/06                                3,000   2,998
           Kitty Hawk Funding Corp.,
            5.26%, 12/6/06                                4,300   4,297
           Legacy Capital LLC, /(1)/
            5.21%, 5/18/07                                5,000   4,878
           Lexington Parker Capital,
            5.27%, 12/11/06, FRCP                         5,000   5,000
            5.27%, 12/19/06, FRCP                         5,000   5,000
            5.32%, 1/5/07, FRCP                          22,000  21,999
            5.29%, 2/21/07                               10,000   9,880
           Park Avenue Receivables, /(1)/
            5.27%, 12/5/06                                5,000   4,997
           Ranger Funding Company LLC,
            5.28%, 1/22/07                                4,030   3,999
           Sheffield Receivables Corp.,
            5.27%, 1/23/07                                5,000   4,961
            5.27%, 1/29/07                               10,000   9,914
           Thames Asset Global Securitization Number
            One, Inc.,
            5.26%, 1/5/07                                15,000  14,923
            5.27%, 1/8/07                                10,000   9,944
           Thunder Bay Funding, Inc.,
            5.26%, 12/7/06                                7,100   7,094
            5.28%, 1/5/07                                10,000   9,949
           Variable Funding Capital, FRCP,
            5.28%, 12/1/06                                5,000   5,000
           Versailles,
            5.28%, 12/12/06                               5,000   4,992
           Victory Receivables Corp.,
            5.28%, 12/15/06                              10,000   9,980
            5.28%, 12/22/06                              10,000   9,969
         -------------------------------------------  --------- -------
                                                                334,910
         -------------------------------------------  --------- -------

See Notes to the Financial Statements.

      PRIME OBLIGATIONS PORTFOLIO 10  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
        COMMERCIAL PAPER - 33.1% - CONTINUED
        Other Receivables - 0.9%
          Thornburg Mortgage Capital Resources, /(1)/
           5.30%, 12/15/06                                $7,000  $6,986
           5.30%, 12/27/06                                10,000   9,962
        ---------------------------------------------  --------- -------
                                                                  16,948
        ---------------------------------------------  --------- -------
        Single Seller Conduits - 0.4%
          Blue Spice LLC,
           5.27%, 1/5/07                                   7,000   6,964
        ---------------------------------------------  --------- -------
        Structured Investment Vehicles - 7.0%
          Aquifer Funding LLC,
           5.28%, 12/7/06                                 10,000   9,991
          Beta Finance, Inc.,
           5.17%, 3/29/07                                 15,000  14,746
          Cancara Asset Securitization, Ltd., FRCP,
           5.27%, 12/15/06                                 5,000   5,000
          Grampian Funding Ltd.,
           5.20%, 5/16/07                                  7,000   6,832
          Scaldis Capital LLC,
           5.28%, 1/10/07                                 15,000  14,912
           5.27%, 1/25/07                                 10,000   9,919
           5.27%, 2/20/07 /(1)/                           10,000   9,882
          Sigma Finance, Inc., /(1)/
           5.19%, 5/8/07                                   7,000   6,841
          Surrey Funding Corp., /(1)/
           5.27%, 1/31/07                                  5,000   4,955
          Whistlejacket Capital Ltd., /(1)/
           5.28%, 12/15/06                                 5,000   4,990
           5.29%, 1/11/07                                  7,000   6,958
           5.27%, 1/16/07                                  5,000   4,966
           5.28%, 1/22/07                                 10,000   9,924
          White Pine Finance LLC, FRCP, /(1)/
           5.28%, 12/4/06                                 10,000   9,999
           5.28%, 12/12/06                                 3,000   3,000
           5.28%, 12/22/06                                 3,000   3,000
        ---------------------------------------------  --------- -------
                                                                 125,915
        ---------------------------------------------  --------- -------
        Total Commercial Paper (Cost $593,267)                   593,267

        CORPORATE NOTES/BONDS - 18.0%
        Bank Holding Companies - 1.1%
          HSBC U.S.A., Inc., FRN,
           5.32%, 12/15/06                                 5,000   5,000
          Wachovia Bank, N.A., FRN,
           5.39%, 12/1/06                                  7,000   7,002

                                                           PRINCIPAL
                                                            AMOUNT   VALUE
                                                            (000S)   (000S)
    CORPORATE NOTES/BONDS - 18.0% - CONTINUED
    Bank Holding Companies - 1.1% - (continued)
      Wachovia Corp., FRN,
       5.45%, 1/22/07                                         $8,000 $8,006
    -----------------------------------------------------  --------- ------
                                                                     20,008
    -----------------------------------------------------  --------- ------
    Chemicals and Allied Products - 0.5%
      Merck and Co., Inc., MTN, /(1)/
       4.52%, 2/22/07                                         10,000  9,981
    -----------------------------------------------------  --------- ------
    Domestic Depository Institutions - 3.0%
      American Express Bank, FSB, FRN,
       5.29%, 12/8/06                                         10,000 10,000
       5.32%, 12/18/06                                         3,000  3,000
       5.29%, 12/27/06                                         8,000  8,000
      American Express Centurion, FRN,
       5.31%, 12/22/06                                        10,000 10,001
      Bank of America, N.A., FRN,
       5.28%, 12/1/06                                          7,000  7,000
       5.33%, 1/26/07                                          5,000  5,000
      Marshall & Ilsley Bank, MTN,
       5.18%, 12/15/06                                         3,000  3,000
      National City Bank, Cleveland, FRN,
       5.35%, 1/4/07                                           4,000  4,000
      Wachovia Bank, N.A., FRN,
       5.34%, 12/4/06                                          3,000  3,000
    -----------------------------------------------------  --------- ------
                                                                     53,001
    -----------------------------------------------------  --------- ------
    Foreign Depository Institutions - 3.4%
      Australia and New Zealand Banking Group, FRN, /(1)/
       5.32%, 12/5/06                                         10,000 10,000
       5.30%, 12/7/06                                          5,000  5,000
       5.32%, 12/27/06                                         1,000  1,000
      Nordea Bank Finland, New York Branch, FRN, /(1)/
       5.33%, 12/11/06                                         2,000  2,000
      Royal Bank of Canada, FRN,
       5.37%, 12/11/06                                         8,000  8,000
      Royal Bank of Scotland PLC, FRN, /(1)/
       5.31%, 12/21/06                                         5,000  5,000
      UBS AG Stamford,
       5.40%, 11/28/07                                        20,000 20,000
      Unicredito Italiano, New York, FRN, /(1) (2)/
       5.33%, 12/14/06                                         2,000  2,000
      Westpac Banking Corp., FRN,
       5.43%, 12/11/06                                         1,000  1,000
      Westpac Banking Corp, New York, FRN, /(1)/
       5.29%, 12/6/06                                          7,000  7,000
    -----------------------------------------------------  --------- ------
                                                                     61,000
    -----------------------------------------------------  --------- ------

See Notes to the Financial Statements.

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 11  PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

SCHEDULE OF INVESTMENTS

PRIME OBLIGATIONS PORTFOLIO (continued)

                                                     PRINCIPAL
                                                      AMOUNT   VALUE
                                                      (000S)   (000S)
           CORPORATE NOTES/BONDS - 18.0% - CONTINUED
           Insurance Carriers - 0.8%
             ASIF Global Financing XXXI, FRN, /(1)/
              5.37%, 2/23/07                            $4,000 $4,000
             MET Life Global Funding I, FRN, /(1)/
              5.41%, 12/15/06                           10,000 10,000
           ----------------------------------------  --------- ------
                                                               14,000
           ----------------------------------------  --------- ------
           Non-Depository Personal Credit - 3.0%
             American Express Credit Corp., FRN,
              5.28%, 12/11/06                            7,000  7,000
             General Electric Capital Corp., FRN,
              5.33%, 12/8/06                            10,000 10,000
              5.39%, 12/8/06                             5,000  5,000
              5.45%, 12/11/06                            2,000  2,000
              5.28%, 12/26/06                            9,000  9,000
             Household Finance Corp., FRN,
              5.44%, 12/1/06                             2,000  2,000
             HSBC Finance Corp., FRN,
              5.35%, 12/26/06                            5,000  5,000
              5.31%, 2/6/07                              8,000  8,000
              5.41%, 2/28/07                             5,000  5,001
           ----------------------------------------  --------- ------
                                                               53,001
           ----------------------------------------  --------- ------
           Security and Commodity Brokers - 1.4%
             Merrill Lynch & Co., FRN, MTN,
              5.38%, 12/4/06                             5,000  5,000
              5.57%, 12/11/06                            2,000  2,001
              5.30%, 12/26/06                            5,000  5,000
              5.29%, 12/27/06                            5,000  5,000
             Morgan Stanley, FRN,
              5.38%, 12/15/06                            3,000  3,000
              5.39%, 12/27/06                            5,000  5,000
           ----------------------------------------  --------- ------
                                                               25,001
           ----------------------------------------  --------- ------
           Structured Investment Vehicles - 4.4%
             Beta Finance, Inc., FRN, MTN, /(1)/
              5.33%, 12/15/06                            5,000  5,000
             Cullinan Finance Corp., MTN, /(1)/
              5.28%, 12/15/06, FRN                       5,000  5,000
              5.28%, 12/26/06, FRN                       4,000  3,999
              5.34%, 10/10/07                           10,000 10,000
             Five Finance, Inc., FRN, /(1)/
              5.27%, 12/15/06                            5,000  5,000
              5.36%, 12/15/06                            3,000  3,000

                                                      PRINCIPAL
                                                       AMOUNT   VALUE
                                                       (000S)   (000S)
        CORPORATE NOTES/BONDS - 18.0% - CONTINUED
        Structured Investment Vehicles - 4.4% - (continued)
          Links Finance LLC, FRN, MTN, /(1)/
           5.29%, 12/15/06                               $7,000  $7,000
           5.28%, 12/27/06                                3,000   3,000
           5.33%, 1/10/07                                 5,000   5,000
           5.33%, 1/11/07                                 2,000   2,000
           5.28%, 1/16/07                                 5,000   5,000
          Sigma Finance, Inc.,
           5.32%, 12/15/06, FRN /(1)/                     5,000   5,000
           5.45%, 10/29/07 /(1)/ /(2)/                    5,000   5,000
          Whistlejacket Capital LLC, FRN, MTN, /(1)/
           5.32%, 12/15/06                                5,000   5,000
           5.31%, 12/20/06                                5,000   5,000
          White Pine Finance LLC, FRN, /(1)/
           5.28%, 12/26/06                                5,000   4,999
        --------------------------------------------- --------- -------
                                                                 78,998
        --------------------------------------------- --------- -------
        Transportation Equipment - 0.4%
          American Honda Finance, FRN, /(1)/
           5.42%, 12/7/06                                 3,000   3,000
           5.34%, 1/26/07                                 5,000   5,000
        --------------------------------------------- --------- -------
                                                                  8,000
        --------------------------------------------- --------- -------
        Total Corporate Notes/Bonds (Cost $322,990)             322,990

        EURODOLLAR TIME DEPOSITS - 4.3%
        Domestic Depository Institutions - 0.6%
          Citibank, Nassau,
           5.33%, 1/18/07                                10,000  10,000
        --------------------------------------------- --------- -------
        Foreign Depository Institutions - 3.7%
          Allied Irish Banks, Dublin,
           5.42%, 2/20/07                                 5,000   5,000
          Banco Santander Centrale, Madrid,
           5.34%, 4/4/07                                  5,000   5,000
          Dexia Bank Belgium, London,
           5.32%, 1/5/07                                 15,000  15,000
          ING Bank, Amsterdam,
           5.32%, 12/1/06                                20,000  20,000
          KBC Bank, Paris,
           5.33%, 5/17/07                                 7,000   7,000
          National Bank of Canada, Montreal, Canada,
           5.34%, 3/29/07                                15,000  15,000
        --------------------------------------------- --------- -------
                                                                 67,000
        --------------------------------------------- --------- -------
        Total Eurodollar Time Deposits (Cost $77,000)            77,000

See Notes to the Financial Statements.

      PRIME OBLIGATIONS PORTFOLIO 12  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                       PRINCIPAL
                                                        AMOUNT     VALUE
                                                        (000S)     (000S)
    MUNICIPAL INVESTMENTS - 0.3%
    Administration of Environmental and Housing Programs - 0.3%
      State of Texas G.O. Taxable,
      Veterans' Land Refunding Bonds,
       Series 2000,
       5.32%, 12/8/06                                     $5,000     $5,000
    -------------------------------------------------- --------- ----------
    Total Municipal Investments (Cost $5,000)                         5,000

    U.S. GOVERNMENT AGENCIES - 0.3% /(3)/
    Freddie Mac - 0.3%
      FHLMC Note,
       4.76%, 2/9/07                                       5,000      5,000
    -------------------------------------------------- --------- ----------
    Total U.S. Government Agencies (Cost $5,000)                      5,000
    -------------------------------------------------- --------- ----------
    Investments, at Amortized Cost ($1,350,188)                   1,350,188

    REPURCHASE AGREEMENTS - 25.2%
    (Colld. at a minimum of 102%)
      Bank of America Securities LLC, dated
       11/30/06, repurchase price $110,016
       5.32%, 12/1/06                                    110,000    110,000
      Citigroup Global Markets, Inc., dated
       11/30/06, repurchase price $215,032
       5.32%, 12/1/06                                    215,000    215,000
      Lehman Brothers, Inc., dated 11/30/06,
       repurchase price $26,618
       5.32%, 12/1/06                                     26,614     26,614
      UBS Securities LLC, dated 11/30/06,
       repurchase price $100,015
       5.32%, 12/1/06                                    100,000    100,000
    -------------------------------------------------- --------- ----------
    Total Repurchase Agreements (Cost $451,614)                     451,614
    -------------------------------------------------- --------- ----------
    Total Investments - 100.5% (Cost $1,801,802) /(4)/            1,801,802
       Liabilities less Other Assets - (0.5)%                        (9,217)
    -------------------------------------------------- --------- ----------
    NET ASSETS - 100.0%                                          $1,792,585

(1)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2)Restricted security that has been deemed illiquid. At November 30, 2006, the value of these restricted illiquid securities amounted to approximately $7,000,000 or 0.4% of net assets. Additional information on each restricted illiquid security is as follows:

                                                          ACQUISITION
                                              ACQUISITION    COST
          SECURITY                               DATE       (000S)
          Sigma Finance, Inc.,
            5.45%, 10/29/07                    10/26/06     $5,000
          Unicredito Italiano, New York, FRN,
            5.33%, 12/14/06                     9/19/06      2,000
          ----------------------------------- ----------- -----------

(3)The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(4)The cost for federal income tax purposes was $1,801,802.

                          At November 30, 2006, the maturity analysis for the Prime Obligations
                          Portfolio as a percentage of investments was:
                          MATURITY ANALYSIS                                   %
                           0 - 14 Days                                       40.8%
                           15 - 30 Days                                      17.0
                           31 - 60 Days                                      19.0
                           61 - 90 Days                                       7.3
                           91 - 180 Days                                     10.4
                           181 - 364 Days                                     5.5
                          ------------------------------- ---------------   -------------------
                           Total                                            100.0%

See Notes to the Financial Statements.

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 13  PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

ABBREVIATIONS AND OTHER INFORMATION
                                                              NOVEMBER 30, 2006

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent either the stated date on the security or the next interest reset/puttable date for floating and variable rate securities.

   EXPLANATION OF ABBREVIATIONS USED THROUGHOUT THE SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

Colld. Collateralized

FHLMC  Freddie Mac

FNMA   Fannie Mae

FRCD   Floating Rate Certificates of
       Deposit

FRCP   Floating Rate Commercial
       Paper

FRN    Floating Rate Notes

FSB    Federal Savings Bank

G.O.   General Obligation

MTN    Medium Term Notes

      PRIME OBLIGATIONS PORTFOLIO 14  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                    PRIME OBLIGATIONS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS
                                                              NOVEMBER 30, 2006


1   ORGANIZATION
Northern Institutional Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 22 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Prime Obligations Portfolio (the "Portfolio") seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. Northern Trust Investments, N.A. ("NTI"), a direct subsidiary of The Northern Trust Company ("Northern Trust"), serves as the investment adviser for the Portfolio. Northern Trust also serves as the custodian and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") serve as the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor.

The Portfolio is authorized to offer three classes of shares: Shares, Service Shares and Premier Shares. Each class is distinguished by the level of administrative, liaison and transfer agent service provided. At November 30, 2006, Shares, Service Shares and Premier Shares were outstanding.

2   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - The investments held by the Portfolio are valued at amortized cost, which the investment adviser has determined, pursuant to Board of Trustees authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B) REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolio, at the Bank of New York or JPMorgan Chase which, in turn, hold securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolio, at the Federal Reserve Bank of Chicago.

The nature and terms of the collateral received for the repurchase agreements are as follows:

                      Name  COUPON RATES   MATURITY DATES
                      ------------------------------------
                      FHLMC 0.00% - 5.00% 6/1/18 - 5/15/36
                      FNMA  3.73% - 5.02% 7/1/13 - 2/1/36
                      ------------------------------------

C) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Portfolio determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the straight-line method.

D) EXPENSES - The Portfolio is charged for those expenses that are directly attributable to the Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to the Portfolio are typically allocated among all the portfolios of the Trust in proportion to each portfolio's relative net assets.

E) DISTRIBUTIONS TO SHAREHOLDERS - The Portfolio's net investment income is declared daily and paid monthly. Net realized short-term capital gains, if any, in excess of net capital loss carryforwards, are declared and paid at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by the Portfolio to Northern Trust in cash or automatically reinvested in additional shares of the Portfolio. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder's account with Northern Trust, its affiliates or its correspondents. The Portfolio may periodically make reclassifications among certain of its capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset value of the Portfolio.

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 15  PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

F) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since the Portfolio's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and tax-exempt income to its shareholders.

At November 30, 2006, the tax component of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, was as follows:

                                           UNDISTRIBUTED
                                             ORDINARY
                       Amount in thousands    INCOME*
                       ---------------------------------
                        Prime Obligations     $7,638
                       ---------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended November 30, were as follows:

                                           DISTRIBUTED FROM
                                           ORDINARY INCOME*
                                           ---------------
                      Amounts in thousands  2005     2006
                      -------------------------------------
                       Prime Obligations   $18,196  $60,008
                      -------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

3   ADVISORY, TRANSFER AGENCY AND CUSTODIAN
    AGREEMENTS
As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly, at an annual rate of 0.15 percent of the Portfolio's average daily net assets. Until further notice, the investment adviser has voluntarily agreed to waive 0.05 percent of the advisory fee. The effect of this waiver by the investment adviser for the fiscal year ended November 30, 2006, reduced advisory fees as shown in the accompanying Statement of Operations.

As compensation for the services rendered as the transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at the following annual rates: (a) $18 for each subaccount relating to the Shares Class of the Portfolio; (b) 0.01 percent of the average daily net asset value of the outstanding Service Shares Class of the Portfolio; and (c) 0.02 percent of the average daily net asset value of the outstanding Premier Shares Class of the Portfolio.

Class-specific transfer agent fees for the fiscal year ended November 30, 2006, were as follows:

           Amounts in thousands SHARES SERVICE SHARES PREMIER SHARES
           ---------------------------------------------------------
            Prime Obligations    $17        $12             $3
           ---------------------------------------------------------

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolio has entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. Custodian credits are reflected in the Portfolio's Statement of Operations.

4   ADMINISTRATION, DISTRIBUTION AND OTHER
    AGREEMENTS
NTI and PFPC, the co-administrators of the Portfolio, are entitled to a monthly co-administration fee at the annual rate of 0.10 percent of the average daily net assets. The co-administrators are also entitled to additional fees for special legal services.

In addition, if in any fiscal year the sum of the Portfolio's expenses, including the administration fee, but excluding the fees payable to NTI for its duties as investment adviser and Northern Trust for its duties as transfer agent, payments under the Service Plan for the Portfolio's Service Shares and Premier Shares and extraordinary expenses (such as taxes, interest and other extraordinary expenses), exceed on an annualized basis 0.10 percent of the Portfolio's average daily net assets, NTI as co-administrator has agreed to reimburse the Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement.

The expenses reimbursed during the fiscal year ended November 30, 2006, under such agreements are shown in the accompanying Statement of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolio, received no compensation under its distribution agreement.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolio. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Accrued other liabilities" in the Statement of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that

      PRIME OBLIGATIONS PORTFOLIO 16 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan. At November 30, 2006, the amount payable was approximately $2,000.

5   SERVICE PLAN
The Trust has adopted a Service Plan pursuant to which the Trust may enter into agreements with Northern Trust, its affiliates or other institutions under which they will render certain administrative support services and in some cases, personal and account maintenance services for their customers or investors who beneficially own Service and Premier Shares. As compensation under the Service Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.25 percent and 0.50 percent of the average daily net asset value of the outstanding Service and Premier Shares, respectively. Class-

                                                              NOVEMBER 30, 2006

specific shareholder servicing fees for the fiscal year ended November 30, 2006, were as follows:

               Amounts in thousands SERVICE SHARES PREMIER SHARES
               --------------------------------------------------
                Prime Obligations        $294           $66
               --------------------------------------------------

6   BANK LOANS
The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

At November 30, 2006, the Portfolio did not have any outstanding loans. The Portfolio did not incur any interest expense for the fiscal year ended November 30, 2006.

-------------------------------
7   CAPITAL SHARE TRANSACTIONS
-------------------------------
Transactions in capital shares for the fiscal year ended November 30, 2006, were as follows:

                                                 PAYMENTS FOR
                      PROCEEDS FROM REINVESTMENT    SHARES    NET INCREASE (DECREASE)
Amounts in thousands*  SHARES SOLD  OF DIVIDENDS   REDEEMED        IN NET ASSETS
-------------------------------------------------------------------------------------
   Shares              $5,154,955     $21,452    $(4,378,097)        $798,310
   Service Shares         285,596          --       (185,543)         100,053
   Premier Shares          18,096          --        (21,167)          (3,071)
-------------------------------------------------------------------------------------

*The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in capital shares for the fiscal year ended November 30, 2005, were as follows:

                                                   PAYMENTS FOR
                        PROCEEDS FROM REINVESTMENT    SHARES    NET INCREASE
  Amounts in thousands*  SHARES SOLD  OF DIVIDENDS   REDEEMED   IN NET ASSETS
  ---------------------------------------------------------------------------
     Shares              $1,858,325      $4,544    $(1,628,226)   $234,643
     Service Shares         171,962          --       (165,643)      6,319
     Premier Shares          13,726          --           (118)     13,608
  ---------------------------------------------------------------------------

*The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.
8   NEW ACCOUNTING PRONOUNCEMENTS
In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes".
This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date.

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.


      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 17  PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

                                                              NOVEMBER 30, 2006


Management is currently evaluating the impact the adoptions of FIN 48 and SFAS 157 will have on the Portfolios' financial statement disclosures for next year.

TAX INFORMATION (unaudited)

The American Jobs Creation Act (Sec. 871 (k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person, for tax years after December 31, 2004. The Northern Institutional Prime Obligations Portfolio designates 100% of its Qualified Interest Income (QII) for the fiscal year ended November 30, 2006.

      PRIME OBLIGATIONS PORTFOLIO 18  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                    PRIME OBLIGATIONS PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE NORTHERN
INSTITUTIONAL FUNDS
SHAREHOLDERS AND
BOARD OF TRUSTEES:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Prime Obligations Portfolio (the "Portfolio") of the Northern Institutional Funds as of November 30, 2006, and the related statement of operations, statement of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification of securities owned at November 30, 2006 by physical examination of the securities held by the custodian and by correspondence with central depositories and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Prime Obligations Portfolio at November 30, 2006, the results of its operations, the changes in its net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Chicago, Illinois
January 12, 2007

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 19  PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

FUND EXPENSES
                                                  NOVEMBER 30, 2006 (UNAUDITED)

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2006 through November 30, 2006.

ACTUAL EXPENSES
The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid 6/1/06 - 11/30/06" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Prime Obligations

                                BEGINNING  ENDING
                                 ACCOUNT  ACCOUNT       EXPENSES
                        EXPENSE   VALUE    VALUE          PAID*
           SHARES        RATIO   6/1/06   11/30/06  6/1/06 - 11/30/06
           ----------------------------------------------------------
           Actual        0.20%  $1,000.00 $1,025.80       $1.02
           Hypothetical  0.20%  $1,000.00 $1,024.07       $1.01**
           ----------------------------------------------------------

           SERVICE SHARES
           ----------------------------------------------------------
           Actual        0.46%  $1,000.00 $1,024.50       $2.33
           Hypothetical  0.46%  $1,000.00 $1,022.76       $2.33**
           ----------------------------------------------------------

           PREMIER SHARES
           ----------------------------------------------------------
           Actual        0.72%  $1,000.00 $1,023.10       $3.65
           Hypothetical  0.72%  $1,000.00 $1,021.46       $3.65**
           ----------------------------------------------------------

* Expenses are calculated using the Portfolio's annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2006. Expenses are calculated by multiplying each annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.
** Hypothetical expenses are based on the Portfolio's actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

      PRIME OBLIGATIONS PORTFOLIO 20  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                    PRIME OBLIGATIONS PORTFOLIO

TRUSTEES AND OFFICERS
                                                  NOVEMBER 30, 2006 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 57 portfolios in the Northern Funds Complex -- Northern Institutional Funds offers 22 portfolios and Northern Funds offers 35 portfolios. The Northern Institutional Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/637-1380.

  NON-INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS      PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
--------------------------------------------------------------------------------------
WILLIAM L. BAX           . Managing Partner of               . Sears Holding Corp.
Age 63                     PricewaterhouseCoopers (an         (a retail company).
Trustee since 2005         accounting firm) from 1999 to
                           2003;
                         . Director of Big Shoulders Fund
                           since 1997;
                         . Director of Children's Memorial
                           Hospital since 1997;
                         . Trustee of DePaul University
                           since 1998.
--------------------------------------------------------------------------------------
RICHARD G. CLINE         . Chairman and President of         . PepsiAmericas (a soft
Age 71                     Hawthorne Investors, Inc. (a       drink bottling
Trustee since 1997         management advisory services and   company);
                           private investment company)       . Ryerson, Inc.
                           since 1996;                        (a metals distribution
                         . Managing Partner of Hawthorne      company).
                           Investments, LLC (a management
                           advisory services and private
                           investment company) since 2001;
                         . Managing Member of Hawthorne
                           Investments II, LLC (a private
                           investments company) since 2004.
--------------------------------------------------------------------------------------
EDWARD J. CONDON, JR.    . Chairman and CEO of The Paradigm  . None
Age 66                     Group, Ltd. (a financial
Trustee since 1994         adviser) since 1993;
                         . Principal and Co-Founder of
                           Paradigm Capital since 1996;
                         . Senior Partner of NewEllis
                           Ventures since 2001;
                         . Member of the Board of Managers
                           of The Liberty Hampshire
                           Company, LLC (a receivable
                           securitization company) from
                           1996 to 2001;
                         . Director of Financial Pacific
                           Company (a small business
                           leasing company) from 1998 to
                           2004;
                         . Member and Director of the
                           Illinois Venture Capital
                           Association since 2001;
                         . Trustee at Dominican University
                           from 1996 to 2005;
                         . Member of the Board of Directors
                           of the Chicago Children's Museum
                           since 2001;
                         . Member of the Board of
                           Governors, the Metropolitan Club
                           since 2003;
                         . Member of the Advisory Board of
                           AAVIN Equity Partners since 2005;
                         . Chairman of the Nominating
                           Committee of Girl Scouts of
                           Chicago from 1993 to 2003;
                         . Member of the National Advisory
                           Board of National Domestic
                           Violence Hotline since 2005.
--------------------------------------------------------------------------------------
SHARON GIST GILLIAM      . CEO of Chicago Housing Authority  . None
Age 63                     since 2006;
Trustee since 2001       . Executive Vice President of
                           Unison-Maximus, Inc. (an
                           aviation and governmental
                           consulting company) from 1989 to
                           2005;
                         . Principal/Officer/Director, UCG
                           Associates, Inc. (a management
                           consulting firm) from 2005 to
                           2006.
--------------------------------------------------------------------------------------
SANDRA POLK GUTHMAN      . CEO of Polk Bros. Foundation (an  . None
Age 62                     Illinois not-for-profit
Trustee since 1997         corporation) since 1993;
                         . Director of MBIA Insurance Corp.
                           of Illinois (a municipal bond
                           insurance company) since 1994;
                         . Director of STS Consultants,
                           Ltd. (an employee-owned
                           engineering consulting firm
                           since 2001).

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 21  PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS      PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------
  MICHAEL E. MURPHY      . President of Sara Lee Foundation  . Coach, Inc.;
  Age 70                   (philanthropic organization)      . Payless Shoe Source,
  Trustee since 2000       from 1997 to 2001.                 Inc. (a retail shoe store
                                                              business);
                                                             . GATX Corporation
                                                              (a railroad holding
                                                              company).
-----------------------------------------------------------------------------------------
  RICHARD P. STRUBEL     . Vice Chairman and Director of     . Gildan Activewear,
  Age 67                   Cardean Learning Group (formerly   Inc. (an athletic
  Trustee since 1982       UNext, Inc.) (a provider of        clothing marketing
                           educational services via the       and manufacturing
                           Internet) since 2003;              company);
                         . President, Chief Operating        . Goldman Sachs
                           Officer, and Director of UNext,    Mutual Fund
                           Inc. from 1999 to 2003.            Complex (72
                                                              portfolios);
                                                             . Goldman Sachs
                                                              Closed-End Fund.

  INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/                   FIVE YEARS                          HELD BY TRUSTEE
--------------------------------------------------------------------------------------
MARY JACOBS SKINNER, ESQ./(3)/ . Partner in the law firm of              . None
Age 49                           Sidley Austin Brown & Wood, LLP.
Trustee since 2000
--------------------------------------------------------------------------------------
Terence J. Toth/(3)/           . President, Chief Executive              . None
Age: 47                          Officer of Northern Trust
Trustee since 2006               Investments, N.A. from 2004 to
                                 present;
                               . President of Northern Trust
                                 Global Investments, a division
                                 of Northern Trust Corporation,
                                 since 2004;
                               . Executive Vice President and
                                 Managing Director of
                                 Quantitative Management and
                                 Securities Lending of Northern
                                 Trust Investments, N.A. from
                                 2000 to 2004.

(1)Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)An "interested person", as defined by the Investment Company Act of 1940, as amended. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation. Mr. Toth is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or its affiliates.

      PRIME OBLIGATIONS PORTFOLIO 22  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                  NOVEMBER 30, 2006 (UNAUDITED)


  OFFICERS OF THE TRUST/(1)/

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS                 PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                             FIVE YEARS
-----------------------------------------------------------------------
LLOYD A. WENNLUND                   . Executive Vice President since
Age: 49                               2003 and Director since 2001 of
50 South LaSalle Street               Northern Trust Investments,
Chicago, IL 60603                     N.A.; Executive Vice President
President since 2000                  and other positions at The
                                      Northern Trust Company,
                                      President and Director of
                                      Northern Trust Securities, Inc.,
                                      and Managing Executive, Mutual
                                      Funds for Northern Trust Global
                                      Investments since 1989.
-----------------------------------------------------------------------
ERIC K. SCHWEITZER                  . Senior Vice President at
Age: 45                               Northern Trust Investments, N.A.
50 South LaSalle Street               since 2001 and Senior Vice
Chicago, IL 60603                     President at The Northern Trust
Vice President since 2000             Company and the Director of
                                      Distribution, Product Management
                                      and Client Services in the
                                      Mutual Fund Group of Northern
                                      Trust Global Investments since
                                      2000.
-----------------------------------------------------------------------
STUART SCHULDT                      . Senior Vice President and
Age: 44                               Division Manager of Fund
50 South LaSalle Street               Administration and Fund
Chicago, IL 60603                     Accounting, The Northern Trust
Treasurer since 2005                  Company since 1998. Assistant
                                      Treasurer of the Trust from 2002
                                      to 2005.
-----------------------------------------------------------------------
SUSAN J. HILL                       . Chief Compliance Officer of
Age: 50                               Northern Trust Investments, N.A.
50 South LaSalle Street               since 2005; Senior Vice
Chicago, IL 60603                     President of Northern Trust
Chief Compliance Officer since 2004   Investments, N.A. since 2005;
                                      Counsel and Vice President of
                                      Northern Trust Investments, N.A.
                                      and Northern Trust Company from
                                      2000 to 2004.
-----------------------------------------------------------------------
Debra Mairs                         . Vice President and Director of
Age: 44                               Compliance of Northern Trust
50 South LaSalle Street               Investments, N.A. and Northern
Chicago, IL 60603                     Trust Securities, Inc. since
Anti-Money Laundering                 2006; Vice President of Northern
Compliance Officer since 2006         Trust Securities, Inc. from 2004
                                      to 2006. Chief Operating Officer
                                      at Melvin Securities, Inc. from
                                      1999 to 2004.
-----------------------------------------------------------------------
BRIAN OVAERT                        . Executive Vice President and
Age: 45                               Head of Worldwide Fund
50 Bank Street                        Administration at The Northern
London, E145NT                        Trust Company overseeing Fund
Assistant Treasurer since 2005        Accounting, Transfer Agent and
                                      Fund Administration functions
                                      since 1998; Treasurer of the
                                      Trust from 2002 to 2005.
-----------------------------------------------------------------------
Diana E. McCarthy, Esq.             . Partner in the law firm of
Age: 55                               Drinker Biddle & Reath LLP since
One Logan Square                      2002; Associate at Drinker
18th and Cherry Streets               Biddle & Reath LLP since 1994.
Philadelphia, PA 19103-6996
Secretary since 2006

(1)Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 23  PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

                                                  NOVEMBER 30, 2006 (UNAUDITED)




NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                        FIVE YEARS
------------------------------------------------------------------
LINDA J. HOARD, ESQ.           . Senior Counsel and Senior Vice
Age: 59                          President at PFPC Inc. since
99 High Street, 27th Floor       1998.
Boston, MA 02110
Assistant Secretary since 1999
------------------------------------------------------------------
LORI V. O'SHAUGHNESSY, ESQ.    . Counsel and Vice President at
Age: 35                          PFPC Inc. since 2005; Associate
99 High Street, 27th Floor       Counsel and Director at PFPC
Boston, MA 02110                 Inc. from 2002 to 2005;
Assistant Secretary since 2003   Associate Counsel at Investors
                                 Bank & Trust Company, a
                                 financial service provider, from
                                 2001 to 2002.

      PRIME OBLIGATIONS PORTFOLIO 24  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                    PRIME OBLIGATIONS PORTFOLIO


                      THIS PAGE INTENTIONALLY LEFT BLANK

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 25  PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO


                      THIS PAGE INTENTIONALLY LEFT BLANK

      PRIME OBLIGATIONS PORTFOLIO 26  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                    PRIME OBLIGATIONS PORTFOLIO


                      THIS PAGE INTENTIONALLY LEFT BLANK

      NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 27  PRIME OBLIGATIONS PORTFOLIO

PRIME OBLIGATIONS PORTFOLIO

FOR MORE INFORMATION

  PORTFOLIO HOLDINGS
  Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Form N-Q is available on the SEC's Web site at sec.gov. You may also review and obtain copies at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800/SEC-0330.

  PROXY VOTING
  A summary of Northern Institutional Funds' Proxy Voting Policies and Procedures and the Fund's portfolio securities voting record for the 12-month period ended June 30 is available upon request and without charge by visiting Northern Institutional Funds' Web site at northerninstitutionalfunds.com or the SEC's Web site at sec.gov or by calling the Northern Institutional Funds Center at 800/637-1380.

      PRIME OBLIGATIONS PORTFOLIO 28  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        FIXED INCOME PORTFOLIOS

TABLE OF CONTENTS


 2  PORTFOLIO MANAGEMENT COMMENTARY

 8  STATEMENTS OF ASSETS AND LIABILITIES

10  STATEMENTS OF OPERATIONS

12  STATEMENTS OF CHANGES IN NET ASSETS

14  FINANCIAL HIGHLIGHTS

23  SCHEDULES OF INVESTMENTS

    23          BOND PORTFOLIO

    28          CORE BOND PORTFOLIO

    33          U.S. TREASURY INDEX PORTFOLIO

    34          INTERMEDIATE BOND PORTFOLIO

    39          SHORT-INTERMEDIATE BOND PORTFOLIO

    43          U.S. GOVERNMENT SECURITIES PORTFOLIO

45  NOTES TO THE FINANCIAL STATEMENTS

52  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

54  FUND EXPENSES

56  TRUSTEES AND OFFICERS

60  FOR MORE INFORMATION


The report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds' investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers in effect. In the absence of fee waivers, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions. Quality ratings, such as AAA, refer to the credit risk of individual securities, and not the Portfolios.

Performances of the Portfolios are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

Northern Funds Distributors, LLC,
not affiliated with Northern Trust

                               NOT FDIC INSURED
--------------------------------------------------------------------------------
                       May lose value/No bank guarantee

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 1   FIXED INCOME PORTFOLIOS

BOND PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

The fiscal year started on a negative note for the bond market, as the U.S. Federal Reserve, under new Chairman Ben Bernanke, maintained a policy of gradually increasing interest rates. The Fed was reacting to the "uncomfortably" high level of inflation that resulted from surging energy prices and tighter labor markets. The ensuing 125 basis points increase in interest rates dampened inflation concerns, established the new Fed Chairman's inflation-fighting credentials and spurred a strong rally in interest rates in the second half of the year. While concerns about the impact of the softening housing market persisted, the labor market continued to grow at a solid pace and consumer spending remained steady. The resulting combination of low interest rates and strong corporate profitability provided a supportive backdrop for risk-taking across all sectors of the fixed income market.

The Portfolio produced a total return of 6.61 percent during the year ended November 30, 2006, compared to a 5.94 percent return for its benchmark, the Lehman Brothers U.S. Aggregate Index. Performance benefited from an overweight to the corporate sector, which outperformed relative to Treasuries. Security selection in corporates, while mixed during the first half of the year, was a strong contributor to performance in the second half.

The Portfolio also benefited from its exposure to the non-investment grade (high yield) area, which performed extremely well. Our decisions with respect to duration and yield curve positioning were modest positives, but were limited by the lack of market volatility. Positions in euro-denominated securities further benefited performance, as did our overweighting of mortgage-backed and commercial mortgage-backed securities, and underweighting of asset-backed and agency securities.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2006

                                             LEHMAN U.S.
               CLASS A   CLASS C   CLASS D    AGGREGATE
TOTAL RETURN   SHARES    SHARES    SHARES       INDEX
--------------------------------------------------------
ONE YEAR        6.61%     6.37%     6.24%       5.94%
FIVE YEAR       5.05      4.78      4.65        5.05
TEN YEAR        5.95      5.69      5.52        6.20
--------------------------------------------------------

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

                              [CHART APPEARS HERE]

                                                 1/11/93    11/30/06
      --------------------------------------------------------------
      BOND PORTFOLIO                            $ 10,000    $ 24,282
      LEHMAN BROTHERS U.S. AGGREGATE INDEX      $ 10,000    $ 24,093
      --------------------------------------------------------------

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Lehman Brothers U.S. Aggregate Index is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PORTFOLIO MANAGERS

COLIN A. ROBERTSON
MATTHEW TOMS

FUND FACTS (AS OF 11/30/06)

TICKER SYMBOL              BBPAX

INCEPTION DATE
CLASS A SHARES           1/11/93
CLASS C SHARES            7/3/95
CLASS D SHARES           9/14/94

TOTAL NET ASSETS    $255,608,000

NET ASSET VALUE
CLASS A SHARES           $ 19.82
CLASS C SHARES             19.81
CLASS D SHARES             19.79

FIXED INCOME PORTFOLIOS  2  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

CORE BOND PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

During the first seven months of the fiscal year, short-term interest rates rose by 125 basis points, as the U.S. Federal Reserve under new Chairman Bernanke continued Greenspan's policy of gradually increasing interest rates. The Fed was reacting to what it termed an "uncomfortably" high level of inflation due to surging energy prices and tighter labor markets as the yield curve steepened. The greater-than-expected tightening dampened inflation concerns, established the new Fed Chairman's inflation-fighting credentials and resulted in an inverted yield curve. By June, the Fed concluded its tightening campaign as economic growth moderated, led by weakness in the housing and auto sectors.

The shift in Fed policy and slowing growth spurred an interest rate rally that erased most of the first-half price weakness and provided a supportive backdrop across all sectors of the fixed income market. Those trends were favorable for the Portfolio, which returned 6.02 percent for the fiscal year ended November 30, 2006, versus its benchmark, the Lehman Brothers U.S. Aggregate Index, which returned 5.94 percent for the same period.

The Portfolio benefited from overweight exposure to spread sectors, as each outperformed U.S. Treasuries. In addition, performance gained by overweighting the two best performing sectors, mortgage-backed securities and commercial mortgage-backed securities, and underweighting asset-backed securities and agencies, the sectors with the lowest excess return. While our credit allocation was largely neutral throughout the period, the Portfolio benefited from security selection among corporate issuers, especially based on performance in the second half of the year. Duration and yield curve positioning were modest positives for performance, but were limited in impact by the lack of market volatility.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2006

                                                LEHMAN U.S.
                  CLASS A   CLASS C   CLASS D    AGGREGATE
TOTAL RETURN      SHARES    SHARES    SHARES       INDEX
-----------------------------------------------------------
ONE YEAR           6.02%     5.75%     5.70%       5.94%
FIVE YEAR          4.61      4.46      4.46        5.05
SINCE INCEPTION    4.87      4.65      4.65        5.51*
-----------------------------------------------------------

* Since inception of the Portfolio.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

                              [CHART APPEARS HERE]

                                                 3/29/01    11/30/06
      --------------------------------------------------------------
      CORE BOND PORTFOLIO                       $ 10,000    $ 13,098
      LEHMAN BROTHERS U.S. AGGREGATE INDEX      $ 10,000    $ 13,549
      --------------------------------------------------------------

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Lehman Brothers U.S. Aggregate Index is an unmanaged index of prices of U.S. dollar-denominated investment grade fixed income securities with remaining maturities of one year and longer.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PORTFOLIO MANAGERS

COLIN A. ROBERTSON
MATTHEW TOMS

FUNDS FACTS (AS OF 11/30/06)

TICKER SYMBOL              NOCBX

INCEPTION DATE
CLASS A SHARES           3/29/01
CLASS C SHARES           3/29/01
CLASS D SHARES           3/29/01

TOTAL NET ASSETS    $196,671,000

NET ASSET VALUE
CLASS A SHARES            $ 9.93
CLASS C SHARES              9.87
CLASS D SHARES              9.95

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  3  FIXED INCOME PORTFOLIOS

U.S. TREASURY INDEX PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

Since November 2005, the U.S. Treasury market has grappled with a change in Federal Reserve leadership, a slowdown in the U.S. housing market, oil prices that have ranged from $57 to $77 per barrel, tighter labor conditions and slower growth in the economy. Indeed, 2006 has been a challenging year for the new Fed chairman.

Throughout the fiscal year, the economy showed signs of moderating as the housing market pullback impacted other sectors. Growth cooled from 5.6 percent in the first quarter to 2.2 percent in the third quarter, as manufacturing indicators trended lower. The Fed increased the benchmark rate from 4 percent in November 2005 to 5.25 percent before pausing in August 2006. Despite the tightening, core inflation has remained above the Fed's comfort zone and unemployment has remained low. The conflicting indicators have given both Fed inflation hawks and doves plenty of ammunition.

The Portfolio's 4.78 percent return for the fiscal year ended November 30, 2006, modestly underperformed the Lehman Brothers U.S. Treasury Index return of 5.01 percent. Fund expenses and transaction costs contributed to the difference in returns. Over the past year, short-term yields rose while longer dated yields fell. The two-year Treasury yield increased by 20 basis points, the five-year by 2 basis points, while the 10-year and 30-year yields fell by 4 and 14 basis points, respectively. The yield levels at fiscal year end were 4.62 percent and
4.56 percent for the two-year and 10-year Treasuries, respectively. We will continue to invest in securities represented by the Index in our effort to provide returns that closely approximate the Index.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2006

                                             LEHMAN U.S.
               CLASS A   CLASS C   CLASS D    TREASURY
TOTAL RETURN   SHARES    SHARES    SHARES      INDEX
--------------------------------------------------------
ONE YEAR        4.78%     4.58%     4.12%      5.01%
FIVE YEAR       4.39      4.16      3.94       4.60
TEN YEAR        5.74      5.53*     5.32       5.94
--------------------------------------------------------

* Since inception.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

                              [CHART APPEARS HERE]

                                                 1/11/93    11/30/06
      --------------------------------------------------------------
      U.S. TREASURY INDEX PORTFOLIO             $ 10,000    $ 22,725
      LEHMAN BROTHERS U.S. TREASURY INDEX       $ 10,000    $ 23,407
      --------------------------------------------------------------

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Lehman Brothers U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to thirty years.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Unlike Treasury bonds and bills, the principal value and investment return of the Portfolio is not guaranteed or insured by the U.S. Government.

PORTFOLIO MANAGERS

TIMOTHY S. MUSIAL
DANIEL J. PERSONETTE

FUND FACTS (AS OF 11/30/06)

TICKER SYMBOL             BTIAX

INCEPTION DATE
CLASS A SHARES          1/11/93
CLASS C SHARES          10/6/98
CLASS D SHARES         11/16/94

TOTAL NET ASSETS    $49,582,000

NET ASSET VALUE
CLASS A SHARES          $ 21.07
CLASS C SHARES            21.07
CLASS D SHARES            20.99

FIXED INCOME PORTFOLIOS  4  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

INTERMEDIATE BOND PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

During the first half of the fiscal year the market traded cautiously, as most participants had underestimated how high the U.S. Federal Reserve would raise rates. The Fed finally paused in its tightening campaign in August with the federal funds rate at 5.25 percent. Expectations for future growth were tempered by weakness in the housing market and its potentially negative impact on the U.S. consumer. While consumer spending remained resilient, the inverted yield curve signals the market's fear that this strength cannot be maintained.

The market exhibited a strong technical backdrop throughout 2006, highlighted by foreign demand for dollar-based assets and a growing pool of capital allocated to private equity. Foreign demand was instrumental in keeping interest rate volatility in check, providing a constructive backdrop for securitized assets in particular and higher yielding fixed-income products in general. Surprisingly, the increased focus on private equity did not lead to a re-pricing of systemic risk in the credit markets.

The Portfolio provided a total return of 5.19 percent for the period ended November 30, 2006. Its benchmark, the Lehman Brothers Intermediate U.S. Government/Credit Index, returned 5.16 percent for the period. Performance benefited from overweight exposure to mortgage-backed securities and commercial mortgage-backed securities, which generated strong excess returns when compared to Treasuries.

Our barbelled yield curve positioning also helped performance, as the spread between 10-year and two-year notes narrowed during the fiscal year. The credit component of the Portfolio exhibited more volatile performance during the first half of the year, detracting from performance, but rebounded in the second half to contribute strong relative returns.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2006

                                        LEHMAN INTERM.
                  CLASS A   CLASS D   U.S. GOV'T/CREDIT
TOTAL RETURN      SHARES    SHARES          INDEX
-------------------------------------------------------
ONE YEAR           5.19%     4.79%          5.16%
FIVE YEAR          4.27      3.87           4.50
SINCE INCEPTION    5.07      4.72           5.73*
-------------------------------------------------------

*  Since inception of Class A.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

                              [CHART APPEARS HERE]

                                                              8/1/97    11/30/06
--------------------------------------------------------------------------------
INTERMEDIATE BOND PORTFOLIO                                  $ 10,000   $ 15,863
LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX    $ 10,000   $ 16,823
--------------------------------------------------------------------------------

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Lehman Brothers Intermediate U.S. Government/Credit Index is an unmanaged index of prices of U.S. Government and corporate bonds with remaining maturities of one to ten years.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

PORTFOLIO MANAGERS

COLIN A. ROBERTSON
MATTHEW TOMS

FUND FACTS (AS OF 11/30/06)

TICKER SYMBOL             NIBAX

INCEPTION DATE
CLASS A SHARES           8/1/97
CLASS D SHARES          10/2/98

TOTAL NET ASSETS    $31,203,000

NET ASSET VALUE
CLASS A SHARES          $ 20.07
CLASS D SHARES            20.06

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  5  FIXED INCOME PORTFOLIOS

SHORT-INTERMEDIATE BOND PORTFOLIO*

PORTFOLIO MANAGEMENT COMMENTARY

In the first half of the 12-month period ended November 30, 2006, Treasury yields rose above 5.00 percent led by rate hikes under new Fed Chairman Bernanke. The Fed's vigilance was triggered by the movement of price indices above the desired 1 to 2 percent range, largely due to surging energy prices and tighter labor markets. The greater-than-expected tightening by the Fed dampened inflation concerns, established Bernanke's inflation-fighting credentials and re-inverted the yield curve.

In the second half of the period, the Fed halted its two-year tightening campaign in early August as economic growth moderated, led by weakness in the housing and auto sectors. The shift in Fed policy and slower economic growth spurred an interest rate rally which erased most of the first half weakness and provided a supportive backdrop for risk taking across all sectors of the fixed-income market.

For the fiscal year, the Portfolio returned 5.05 percent compared to the 4.60 percent return of its benchmark, the Lehman Brothers 1-3 Year U.S. Government/Credit Index. During the period, the Portfolio benefited from an overweight in non-Treasury issues as every other fixed-income sector outperformed Treasuries. The largest overweights were to the two best performing sectors, mortgage-backed securities and commercial mortgage-backed securities. The Portfolio benefited from security selection during the period, with particularly strong performance in the second half of the year. Duration positioning was modestly positive, but its success was limited by the lack of market volatility. The Portfolio also gained from its "barbell" positioning, overweighting higher yielding cash and longer maturities while underweighting the two- and three-year part of the yield curve.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2006

                                    MERRILL LYNCH     LEHMAN 1-3
               CLASS A   CLASS D   1-5 CORP./GOV'T    U.S. GOV'T/
TOTAL RETURN   SHARES    SHARES      BOND INDEX      CREDIT INDEX**
-------------------------------------------------------------------
ONE YEAR        5.05%     4.61%         4.80%            4.60%
FIVE YEAR       3.25      2.86          3.69             3.27
TEN YEAR        4.73      4.33          5.30             4.97
-------------------------------------------------------------------

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

                              [CHART APPEARS HERE]

                                                           1/11/93   11/30/06
  ---------------------------------------------------------------------------
  SHORT-INTERMEDIATE BOND PORTFOLIO                       $ 10,000   $ 19,996
  MERRILL LYNCH 1-5 CORPORATE/GOVERNMENT BOND INDEX       $ 10,000   $ 21,156
  LEHMAN BROTHERS 1-3 YEAR U.S. GOVERNMENT/CREDIT INDEX   $ 10,000   $ 20,112
  ---------------------------------------------------------------------------

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Merrill Lynch 1-5 Corporate/Government Bond Index is an unmanaged index of prices of U.S. Government and corporate bonds with maturities of one to five years. The Lehman Brothers 1-3 Year U.S. Government/Credit Index is an unmanaged index of securities issued by the U.S. government and corporate bonds with maturities of one to three years.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Effective December 31, 2006, the name of the Northern Institutional Funds Short-Intermediate Bond Portfolio will be changed to the Northern Institutional Funds Short Bond Portfolio.
** Effective November 30, 2006, the Lehman Brothers 1-3 Year U.S. Government/Credit Index replaced the Merrill Lynch 1-5 Corporate/Government Bond Index as the Short-Intermediate Bond Portfolio's performance benchmark.

PORTFOLIO MANAGER

COLIN A. ROBERTSON

FUND FACTS (AS OF 11/30/06)

TICKER SYMBOL              BSBAX

INCEPTION DATE
CLASS A SHARES           1/11/93
CLASS D SHARES           9/14/94

TOTAL NET ASSETS    $175,143,000

NET ASSET VALUE
CLASS A SHARES           $ 18.33
CLASS D SHARES             18.27

FIXED INCOME PORTFOLIOS  6  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

U.S. GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

The first half of the fiscal year was characterized by higher interest rates, as the U.S. Federal Reserve continued to tighten monetary policy. The economy added approximately two million jobs, and the unemployment rate fell from 5 percent to a cycle low of 4.4 percent. During the same period, core personal consumption expenditures - one of the Fed's key inflation measures -- rose to a high of 2.5 percent. Despite these strong economic signals, the Fed held rates steady at its August meeting, citing expectations for moderating inflation and a desire to evaluate the impact of past rate hikes on future economic conditions.

Strong investor demand for U.S. Treasuries emerged in the second half of the year after the Fed moved to the sidelines. The rally gained additional strength due to investors' concern about weakness in the housing sector and a decline in gross domestic product growth from its lofty 5.6 percent rate of the first quarter to 2.2 percent in the third quarter. The ensuing rally featured outperformance by longer-term issues, resulting in an inversion of the yield curve.

The Portfolio returned 5.31 percent during the 12 months ended November 30, 2006, while the Lehman Brothers 1-5 Year U.S. Government Index returned 4.61 percent. Our decision to maintain a barbelled position for much of the year, with an overweight in longer-maturity assets, modestly enhanced performance. Another key driver of performance was our allocation to mortgage-backed securities, which continue to benefit from strong investor demand in this low volatility environment. Our decision to lengthen the duration of the Portfolio and maintain this extra interest rate sensitivity greatly benefited performance during the second half of the year.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2006

               CLASS A   CLASS D    MERRILL LYNCH    LEHMAN 1-5 U.S.
TOTAL RETURN   SHARES    SHARES    1-5 GOV'T INDEX    GOV'T INDEX*
--------------------------------------------------------------------
ONE YEAR        5.31%     4.91%         4.59%             4.61%
FIVE YEAR       3.38      2.97          3.29              3.35
TEN YEAR        4.94      4.54          5.05              5.08
--------------------------------------------------------------------

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

                              [CHART APPEARS HERE]

                                                         4/5/93    11/30/06
     ----------------------------------------------------------------------
     U.S. GOVERNMENT SECURITIES PORTFOLIO               $ 10,000   $ 19,400
     MERRILL LYNCH 1-5 GOVERNMENT INDEX                 $ 10,000   $ 19,937
     LEHMAN BROTHERS 1-5 YEAR U.S. GOVERNMENT INDEX     $ 10,000   $ 19,942
     ----------------------------------------------------------------------

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Merrill Lynch 1-5 Government Index is an unmanaged index of prices of U.S. Treasury notes with maturities of one to five years. The Lehman Brothers 1-5 Year U.S. Government Index is an unmanaged index of securities issued by the U.S. government with maturities of one to five years.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Unlike Treasury bonds and bills, the principal value and investment return of the Portfolio are not guaranteed or insured by the U.S. Government.

* Effective November 30, 2006, the Lehman Brothers 1-5 Year U.S. Government Index replaced the Merrill Lynch 1-5 Government Index as the U.S. Government Securities Portfolio's performance benchmark.

PORTFOLIO MANAGERS

TIMOTHY S. MUSIAL
DANIEL J. PERSONETTE

FUND FACTS (AS OF 11/30/06)

TICKER SYMBOL             BUSAX

INCEPTION DATE
CLASS A SHARES           4/5/93
CLASS D SHARES          9/15/94

TOTAL NET ASSETS    $69,990,000

NET ASSET VALUE
CLASS A SHARES          $ 19.48
CLASS D SHARES            19.41

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  7  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                     U.S.
                                                                         CORE      TREASURY
Amounts in thousands,                                        BOND        BOND        INDEX
except per share data                                      PORTFOLIO   PORTFOLIO   PORTFOLIO
--------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost                                       $349,384    $277,591     $60,406
Investments, at value/(1)/                                 $351,299    $279,239     $60,683
Cash                                                              4           3          --
Interest income receivable                                    1,928         960         391
Dividend income receivable                                       --          12          --
Receivable for securities sold                               37,141      30,176          --
Receivable for fund shares sold                                 704       2,850          71
Receivable from affiliated administrator                          6           4           4
Prepaid and other assets                                          4           4           4
Total Assets                                                391,086     313,248      61,153
-------------------------------------------------------------------------------------------
LIABILITIES:
Payable upon return of securities loaned                     41,883      45,251      11,503
Payable for securities purchased                              2,920       2,017          --
Payable for when-issued securities                           89,793      69,236          --
Payable for fund shares redeemed                                777          --          37
Payable to affiliates:
   Investment advisory fees                                      52          39           6
   Co-administration fees                                        21          16           4
   Custody and accounting fees                                    4           3           2
   Transfer agent fees                                            2           2           1
Accrued other liabilities                                        26          13          18
Total Liabilities                                           135,478     116,577      11,571
-------------------------------------------------------------------------------------------
Net Assets                                                 $255,608    $196,671     $49,582
-------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                              $274,875    $198,077     $50,094
Undistributed net investment income                             339         203          44
Accumulated undistributed net realized losses               (21,531)     (3,257)       (833)
Net unrealized appreciation                                   1,925       1,648         277
Net Assets                                                 $255,608    $196,671     $49,582
-------------------------------------------------------------------------------------------
Net Assets:
   Class A                                                 $255,271    $196,669     $47,481
   Class C                                                      201           1       1,191
   Class D                                                      136           1         910
Total Shares Outstanding (no par value, unlimited shares
  authorized):
   Class A                                                   12,877      19,813       2,254
   Class C                                                       10          --          57
   Class D                                                        7          --          43
Net Asset Value, Redemption and Offering Price Per Share:
   Class A                                                 $  19.82    $   9.93     $ 21.07
   Class C                                                    19.81        9.87       21.07
   Class D                                                    19.79        9.95       20.99
-------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  8  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                                      NOVEMBER 30, 2006

                                                                       SHORT-         U.S.
                                                     INTERMEDIATE   INTERMEDIATE   GOVERNMENT
Amounts in thousands,                                    BOND           BOND       SECURITIES
except per share data                                 PORTFOLIO      PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------
ASSETS:
Investments, at cost                                   $39,939        $224,116      $107,254
Investments, at value/(1)/                             $40,023        $224,199      $107,546
Cash                                                        --               1             2
Interest income receivable                                 294           1,487           359
Dividend income receivable                                   2               9            --
Receivable for securities sold                             960          17,118        11,496
Receivable for fund shares sold                             --             102            --
Receivable from affiliated administrator                     1               8             5
Prepaid and other assets                                     4               4             4
Total Assets                                            41,284         242,928       119,412
--------------------------------------------------------------------------------------------
LIABILITIES:
Payable upon return of securities loaned                 6,080          35,998        25,592
Payable for securities purchased                           198           6,592            --
Payable for when-issued securities                       3,749          24,105        23,765
Payable for fund shares redeemed                            29           1,019            27
Payable to affiliates:
   Investment advisory fees                                  6              37            15
   Co-administration fees                                    3              15             6
   Custody and accounting fees                               3               3             2
   Transfer agent fees                                      --               1             1
Accrued other liabilities                                   13              15            14
Total Liabilities                                       10,081          67,785        49,422
--------------------------------------------------------------------------------------------
Net Assets                                             $31,203        $175,143      $ 69,990
--------------------------------------------------------------------------------------------
ANALYSIS OF NET ASSETS:
Capital stock                                          $33,151        $190,707      $ 72,648
Undistributed net investment income                         34             180            70
Accumulated undistributed net realized losses           (2,066)        (15,827)       (3,020)
Net unrealized appreciation                                 84              83           292
Net Assets                                             $31,203        $175,143      $ 69,990
--------------------------------------------------------------------------------------------
Net Assets:
   Class A                                             $31,123        $174,851      $ 69,757
   Class C                                                  --              --            --
   Class D                                                  80             292           233
Total Shares Outstanding (no par value, unlimited
  shares authorized):
   Class A                                               1,551           9,539         3,582
   Class C                                                  --              --            --
   Class D                                                   4              16            12
Net Asset Value, Redemption and Offering Price Per
  Share:
   Class A                                             $ 20.07        $  18.33      $  19.48
   Class C                                                  --              --            --
   Class D                                               20.06           18.27         19.41
--------------------------------------------------------------------------------------------

(1) Amounts include value of securities loaned of $44,353, $45,381, $20,817, $6,326, $36,486, and $24,966, respectively.

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  9  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

STATEMENTS OF OPERATIONS

                                                                                       U.S.
                                                                            CORE     TREASURY
                                                                 BOND       BOND       INDEX
Amounts in thousands                                           PORTFOLIO  PORTFOLIO  PORTFOLIO
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                                                 $14,709    $ 8,656    $2,237
Dividend income                                                      40         34        --
Net income from securities loaned                                   121         58        19
   Total Investment Income                                       14,870      8,748     2,256
--------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                          1,112        677       150
Co-administration fees                                              278        169        50
Custody and accounting fees                                          53         42        23
Transfer agent fees                                                  28         17         8
Registration fees                                                    29         34        27
Printing fees                                                        10         11        10
Professional fees                                                     9          8         8
Trustee fees and expenses                                             6          6         6
Shareholder servicing fees                                            1         --         5
Other                                                                10          8         8
--------------------------------------------------------------------------------------------
Total Expenses                                                    1,536        972       295
   Less voluntary waivers of investment advisory fees              (417)      (254)      (75)
   Less expenses reimbursed by administrator                       (101)      (108)      (82)
   Less custodian credits                                           (16)        (1)       --
   Net Expenses                                                   1,002        609       138
--------------------------------------------------------------------------------------------
Net Investment Income                                            13,868      8,139     2,118
--------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
   Investments                                                   (3,271)    (1,679)     (621)
   Foreign currency transactions                                    545         --        --
Net change in unrealized appreciation on:
   Investments                                                    6,139      3,870       796
   Foreign currency transactions and forward foreign currency
     exchange contracts                                              10         --        --
   Net Gains (Losses) on Investments                              3,423      2,191       175
--------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations            $17,291    $10,330    $2,293
--------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  10  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2006

                                                                         SHORT-         U.S.
                                                       INTERMEDIATE   INTERMEDIATE   GOVERNMENT
                                                           BOND           BOND       SECURITIES
Amounts in thousands                                    PORTFOLIO      PORTFOLIO     PORTFOLIO
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest income                                           $1,689         $7,733        $3,374
Dividend income                                                7              9            --
Net income from securities loaned                             17             18             5
   Total Investment Income                                 1,713          7,760         3,379
---------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                     131            640           287
Co-administration fees                                        33            160            72
Custody and accounting fees                                   29             34            25
Transfer agent fees                                            4             16             8
Registration fees                                             24             28            27
Printing fees                                                 10             10            10
Professional fees                                              8              8             7
Trustee fees and expenses                                      6              6             6
Shareholder servicing fees                                    --              1             1
Other                                                          8              8             8
---------------------------------------------------------------------------------------------
Total Expenses                                               253            911           451
   Less voluntary waivers of investment advisory fees        (49)          (240)         (108)
   Less expenses reimbursed by administrator                 (85)           (93)          (76)
   Less custodian credits                                     --             (1)           (8)
   Net Expenses                                              119            577           259
---------------------------------------------------------------------------------------------
Net Investment Income                                      1,594          7,183         3,120
---------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on:
   Investments                                              (524)          (755)         (850)
   Foreign currency transactions                              --             --            --
Net change in unrealized appreciation on:
   Investments                                               479          1,899         1,409
   Foreign currency transactions and forward foreign
     currency exchange contracts                              --             --            --
   Net Gains (Losses) on Investments                         (45)         1,144           559
---------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting from Operations      $1,549         $8,327        $3,679
---------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  11  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS


                                                                          CORE                  U.S.
                                                    BOND                  BOND                TREASURY
                                                  PORTFOLIO             PORTFOLIO         INDEX PORTFOLIO
                                            --------------------------------------------------------------
Amounts in thousands                           2006      2005        2006      2005        2006     2005
----------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                        $ 13,868  $ 16,152    $  8,139  $  5,840    $ 2,118  $ 1,812
Net realized losses                            (2,726)   (9,306)     (1,679)   (1,245)      (621)    (124)
Net change in unrealized appreciation
  (depreciation)                                6,149     1,004       3,870    (1,736)       796     (592)
   Net Increase in Net Assets Resulting
     from Operations                           17,291     7,850      10,330     2,859      2,293    1,096
---------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets
  resulting from Class A share transactions   (50,962)  (57,606)     38,476    35,925     (2,067)   8,453
Net increase (decrease) in net assets
  resulting from Class C share transactions        93    (3,659)         --        --       (267)      33
Net increase (decrease) in net assets
  resulting from Class D share transactions      (122)     (101)         --        --     (1,170)    (729)
   Net Increase (Decrease) in Net Assets
     Resulting from Capital Share
     Transactions                             (50,991)  (61,366)     38,476    35,925     (3,504)   7,757
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS A
  SHAREHOLDERS:
From net investment income                    (14,133)  (16,740)     (8,209)   (6,001)    (2,017)  (1,652)
From net realized gains                            --        --          --      (119)        --      (52)
   Total Distributions to Class A
     Shareholders                             (14,133)  (16,740)     (8,209)   (6,120)    (2,017)  (1,704)
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS C
  SHAREHOLDERS:
From net investment income                         (6)     (142)         --        --        (52)     (58)
From net realized gains                            --        --          --        --         --       (2)
   Total Distributions to Class C
     Shareholders                                  (6)     (142)         --        --        (52)     (60)
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS D
  SHAREHOLDERS:
From net investment income                         (8)      (13)         --        --        (55)     (93)
From net realized gains                            --        --          --        --         --       (4)
   Total Distributions to Class D
     Shareholders                                  (8)      (13)         --        --        (55)     (97)
---------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets       (47,847)  (70,411)     40,597    32,664     (3,335)   6,992
NET ASSETS:
Beginning of year                             303,455   373,866     156,074   123,410     52,917   45,925
End of year                                  $255,608  $303,455    $196,671  $156,074    $49,582  $52,917
---------------------------------------------------------------------------------------------------------
Accumulated Undistributed Net
  Investment Income                          $    339  $    361    $    203  $    175    $    44  $    50
---------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  12  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                                 FOR THE FISCAL YEARS ENDED NOVEMBER 30,

                                                                           SHORT-                 U.S.
                                                   INTERMEDIATE         INTERMEDIATE           GOVERNMENT
                                                       BOND                 BOND               SECURITIES
                                                     PORTFOLIO           PORT FOLIO            PORTFOLIO
                                                -------------------------------------------------------------
Amounts in thousands                               2006     2005       2006      2005        2006     2005
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                            $ 1,594  $ 1,573    $  7,183  $  5,689    $ 3,120  $  3,160
Net realized losses                                 (524)    (363)       (755)   (2,213)      (850)   (1,567)
Net change in unrealized appreciation
  (depreciation)                                     479     (505)      1,899    (1,450)     1,409      (599)
   Net Increase in Net Assets Resulting
     from Operations                               1,549      705       8,327     2,026      3,679       994
------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting
  from Class A share transactions                 (5,624)   4,438      22,175   (23,344)    (7,403)  (37,707)
Net increase (decrease) in net assets resulting
  from Class C share transactions                     --       --          --        --         --        --
Net increase (decrease) in net assets resulting
  from Class D share transactions                    (20)     (15)         44       (33)      (206)     (267)
   Net Increase (Decrease) in Net Assets
     Resulting from Capital Share
     Transactions                                 (5,644)   4,423      22,219   (23,377)    (7,609)  (37,974)
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS A
  SHAREHOLDERS:
From net investment income                        (1,596)  (1,559)     (7,138)   (5,699)    (3,130)   (3,219)
From net realized gains                               --       --          --        --         --        --
   Total Distributions to Class A
     Shareholders                                 (1,596)  (1,559)     (7,138)   (5,699)    (3,130)   (3,219)
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS C
  SHAREHOLDERS:
From net investment income                            --       --          --        --         --        --
From net realized gains                               --       --          --        --         --        --
   Total Distributions to Class C
     Shareholders                                     --       --          --        --         --        --
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS D
  SHAREHOLDERS:
From net investment income                            (4)      (4)        (11)       (8)       (10)      (16)
From net realized gains                               --       --          --        --         --        --
   Total Distributions to Class D
     Shareholders                                     (4)      (4)        (11)       (8)       (10)      (16)
------------------------------------------------------------------------------------------------------------
Total Increase (Decrease) in Net Assets           (5,695)   3,565      23,397   (27,058)    (7,070)  (40,215)
NET ASSETS:
Beginning of year                                 36,898   33,333     151,746   178,804     77,060   117,275
End of year                                      $31,203  $36,898    $175,143  $151,746    $69,990  $ 77,060
------------------------------------------------------------------------------------------------------------
Accumulated Undistributed Net Investment
  Income                                         $    34  $    40    $    180  $    141    $    70  $     70
------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  13  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FINANCIAL HIGHLIGHTS

BOND PORTFOLIO
                                                                                           CLASS A

Selected per share data                                      2006 /(3)/       2005 /(3)/   2004 /(3)/   2003 /(3)/   2002 /(3)/
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                           $   19.57        $   20.14    $   20.14    $   19.81    $   19.94
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                             0.97             0.97         0.92         0.84         1.04
Net realized and unrealized gains (losses)                        0.28            (0.52)        0.07         0.42        (0.08)
   Total from Investment Operations                               1.25             0.45         0.99         1.26         0.96
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income (1)                                (1.00)           (1.02)       (0.99)       (0.93)       (1.09)
     Total Distributions Paid                                    (1.00)           (1.02)       (0.99)       (0.93)       (1.09)
Net Asset Value, End of Year                                 $   19.82        $   19.57    $   20.14    $   20.14    $   19.81
Total Return /(2)/                                                6.61%            2.24%        5.02%        6.45%        4.99%
SUPPLEMENTAL DATA AND RATIOS:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, in thousands, end of year                        $ 255,271        $ 303,091    $ 369,729    $ 593,559    $ 697,601
-------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits           0.36%/(4)/       0.36%        0.36%        0.36%        0.36%
   Expenses, before waivers, reimbursements and credits           0.55%            0.55%        0.55%        0.54%        0.59%
   Net investment income, net of waivers, reimbursements
     and credits                                                  4.99%            4.84%        4.55%        4.14%        5.27%
   Net investment income, before waivers, reimbursements
     and credits                                                  4.80%            4.65%        4.36%        3.96%        5.04%
Portfolio Turnover Rate                                         680.00%          328.83%      163.71%      325.90%      277.45%
-------------------------------------------------------------------------------------------------------------------------------

                                                                                           CLASS C

Selected per share data                                      2006 /(3)/       2005 /(3)/   2004 /(3)/   2003 /(3)/   2002 /(3)/
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                           $   19.56        $   20.14    $   20.14    $   19.81    $   19.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                             0.91             0.93         0.84         0.82         1.01
Net realized and unrealized gains (losses)                        0.30            (0.56)        0.10         0.39        (0.09)
   Total from Investment Operations                               1.21             0.37         0.94         1.21         0.92
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income /(1)/                              (0.96)           (0.95)       (0.94)       (0.88)       (1.04)
     Total Distributions Paid                                    (0.96)           (0.95)       (0.94)       (0.88)       (1.04)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                 $   19.81        $   19.56    $   20.14    $   20.14    $   19.81
-------------------------------------------------------------------------------------------------------------------------------
Total Return /(2)/                                                6.37%            1.85%        4.76%        6.24%        4.73%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                            $ 201            $ 106      $ 3,772      $ 3,624      $ 9,874
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits           0.60%/(4)/       0.60%        0.60%        0.60%        0.60%
   Expenses, before waivers, reimbursements and credits           0.79%            0.79%        0.79%        0.78%        0.83%
   Net investment income, net of waivers, reimbursements
     and credits                                                  4.75%            4.60%        4.31%        3.90%        5.03%
   Net investment income, before waivers, reimbursements
     and credits                                                  4.56%            4.41%        4.12%        3.72%        4.80%
Portfolio Turnover Rate                                         680.00%          328.83%      163.71%      325.90%      277.45%
-------------------------------------------------------------------------------------------------------------------------------

(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3) Financial highlights for the years ended were calculated using the average shares outstanding method.
(4) The net expense ratio includes custodian credits of approximately $16,000 or 0.01% of average net assets for the fiscal year ended November 30, 2006. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  14  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

BOND PORTFOLIO
                                                                                           CLASS D

Selected per share data                                      2006 /(3)/       2005 /(3)/   2004 /(3)/   2003 /(3)/   2002 /(3)/
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                           $   19.53        $   20.10    $   20.10    $   19.78    $   19.91
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                             0.90             0.89         0.81         0.74         0.90
Net realized and unrealized gains (losses)                        0.28            (0.52)        0.10         0.43        (0.02)
   Total from Investment Operations                               1.18             0.37         0.91         1.17         0.88
-------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income /(1)/                              (0.92)           (0.94)       (0.91)       (0.85)       (1.01)
     Total Distributions Paid                                    (0.92)           (0.94)       (0.91)       (0.85)       (1.01)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                 $   19.79        $   19.53    $   20.10    $   20.10    $   19.78
-------------------------------------------------------------------------------------------------------------------------------
Total Return /(2)/                                                6.24%            1.84%        4.61%        6.00%        4.60%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                        $     136        $     258    $     365    $     329    $     317
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits           0.75%/(4)/       0.75%        0.75%        0.75%        0.75%
   Expenses, before waivers, reimbursements and credits           0.94%            0.94%        0.94%        0.93%        0.98%
   Net investment income, net of waivers, reimbursements
     and credits                                                  4.60%            4.45%        4.16%        3.75%        4.88%
   Net investment income, before waivers, reimbursements
     and credits                                                  4.41%            4.26%        3.97%        3.57%        4.65%
Portfolio Turnover Rate                                         680.00%          328.83%      163.71%      325.90%      277.45%
-------------------------------------------------------------------------------------------------------------------------------

(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3) Financial highlights for the years ended were calculated using the average shares outstanding method.
(4) The net expense ratio includes custodian credits of approximately $16,000 or 0.01% of average net assets for the fiscal year ended November 30, 2006. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.

See Notes to the Financial Statements.

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  15  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

CORE BOND PORTFOLIO

                                                                                          CLASS A

Selected per share data                                           2006       2005 /(2)/   2004 /(2)/      2003      2002 /(2)/
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                              $    9.83    $   10.05    $   10.04    $    9.92    $   10.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                0.47         0.41         0.40         0.33         0.50
Net realized and unrealized gains (losses)                           0.10       (0.20)         0.02         0.17         0.03
   Total from Investment Operations                                  0.57         0.21         0.42         0.50         0.53
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                       (0.47)       (0.42)       (0.41)       (0.38)       (0.54)
   From net realized gains                                             --        (0.01)          --           --        (0.13)
     Total Distributions Paid                                       (0.47)       (0.43)       (0.41)       (0.38)       (0.67)
Net Asset Value, End of Year                                    $    9.93    $    9.83    $   10.05    $   10.04    $    9.92
Total Return /(1)/                                                   6.02%        2.15%        4.28%        5.04%        5.61%
SUPPLEMENTAL DATA AND RATIOS:
------------------------------------------------------------------------------------------------------------------------------
Net assets, in thousands, end of year                           $ 196,669    $ 156,072    $ 123,408    $ 110,907    $ 103,184
------------------------------------------------------------------------------------------------------------------------------
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                       0.36%        0.36%        0.36%        0.36%        0.36%
   Expenses, before waivers and reimbursements                       0.57%        0.58%        0.59%        0.59%        0.68%
   Net investment income, net of waivers and reimbursements          4.81%        4.14%        3.93%        3.27%        5.13%
   Net investment income, before waivers and reimbursements          4.60%        3.92%        3.70%        3.04%        4.81%
Portfolio Turnover Rate                                            817.80%      339.65%      150.99%      380.92%      257.35%
------------------------------------------------------------------------------------------------------------------------------

                                                                                          CLASS C

Selected per share data                                           2006       2005 /(2)/   2004 /(2)/     2003       2002 /(2)/
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                              $    9.78    $   10.01    $   10.03    $    9.92    $   10.01
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                0.45         0.40         0.38         0.33         0.50
Net realized and unrealized gains (losses)                           0.09       (0.21)           --         0.15         0.07
   Total from Investment Operations                                  0.54         0.19         0.38         0.48         0.57
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                       (0.45)       (0.41)       (0.40)       (0.37)       (0.53)
   From net realized gains                                             --       (0.01)           --           --       (0.13)
     Total Distributions Paid                                       (0.45)       (0.42)       (0.40)       (0.37)       (0.66)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                    $    9.87    $    9.78    $   10.01    $   10.03    $    9.92
------------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                                   5.75%        1.88%        3.91%        4.76%        6.04%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                           $       1    $       1    $       1    $       1    $       1
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                       0.60%        0.60%        0.60%        0.60%        0.60%
   Expenses, before waivers and reimbursements                       0.81%        0.82%        0.83%        0.83%        0.92%
   Net investment income, net of waivers and reimbursements          4.57%        3.90%        3.69%        3.03%        4.89%
   Net investment income, before waivers and reimbursements          4.36%        3.68%        3.46%        2.80%        4.57%
Portfolio Turnover Rate                                            817.80%      339.65%      150.99%      380.92%      257.35%
------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the years ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  16  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                                                       FOR THE FISCAL YEARS ENDED NOVEMBER 30,
CORE BOND PORTFOLIO

                                                                                          CLASS D

Selected per share data                                           2006       2005 /(2)/   2004 /(2)/      2003      2002 /(2)/
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                              $    9.85    $   10.06    $   10.06    $    9.93    $   10.01
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                0.45         0.40         0.38         0.33         0.50
Net realized and unrealized gains (losses)                           0.09       (0.21)           --         0.14         0.08
   Total from Investment Operations                                  0.54         0.19         0.38         0.47         0.58
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                       (0.44)       (0.39)       (0.38)       (0.34)       (0.53)
   From net realized gains                                             --        (0.01)          --           --        (0.13)
     Total Distributions Paid                                       (0.44)       (0.40)       (0.38)       (0.34)       (0.66)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                    $    9.95    $    9.85    $   10.06    $   10.06    $    9.93
------------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                                   5.70%        1.93%        3.84%        4.80%        6.07%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                           $       1    $       1    $       1    $       1    $       1
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                       0.75%        0.75%        0.75%        0.75%        0.75%
   Expenses, before waivers and reimbursements                       0.96%        0.97%        0.98%        0.98%        1.07%
   Net investment income, net of waivers and reimbursements          4.42%        3.75%        3.54%        2.88%        4.74%
   Net investment income, before waivers and reimbursements          4.21%        3.53%        3.31%        2.65%        4.42%
Portfolio Turnover Rate                                            817.80%      339.65%      150.99%      380.92%      257.35%
------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the years ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  17  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

U .S . TREASURY INDEX PORTFOLIO

                                                                                          CLASS A

Selected per share data                                         2006 /(2)/      2005         2004         2003         2002
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                              $   20.99    $   21.27    $   21.61    $   21.99    $   21.90
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                0.89         0.80         0.76         0.77         0.94
Net realized and unrealized gains (losses)                           0.08        (0.25)       (0.07)        0.06         0.63
   Total from Investment Operations                                  0.97         0.55         0.69         0.83         1.57
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                       (0.89)       (0.80)       (0.76)       (0.77)       (0.93)
   From net realized gains                                             --        (0.03)       (0.27)       (0.44)       (0.55)
     Total Distributions Paid                                       (0.89)       (0.83)       (1.03)       (1.21)       (1.48)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                    $   21.07    $   20.99    $   21.27    $   21.61    $   21.99
------------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                                   4.78%        2.60%        3.28%        3.78%        7.62%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                           $  47,481    $  49,372    $  41,638    $  63,061    $  49,429
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                       0.26%        0.26%        0.26%        0.26%        0.26%
   Expenses, before waivers and reimbursements                       0.57%        0.57%        0.56%        0.50%        0.56%
   Net investment income, net of waivers and reimbursements          4.27%        3.81%        3.47%        3.53%        4.36%
   Net investment income, before waivers and reimbursements          3.96%        3.50%        3.17%        3.29%        4.06%
Portfolio Turnover Rate                                             39.97%       61.26%       45.64%       65.88%       89.88%
------------------------------------------------------------------------------------------------------------------------------

                                                                                          CLASS C

Selected per share data                                        2006 /(2)/      2005         2004         2003         2002
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                              $   20.98    $   21.26    $   21.60    $   21.98    $   21.89
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                0.84         0.75         0.69         0.71         0.89
Net realized and unrealized gains (losses)                           0.09        (0.25)       (0.06)        0.06         0.64
   Total from Investment Operations                                  0.93         0.50         0.63         0.77         1.53
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                      (0.84)       (0.75)       (0.70)       (0.71)       (0.89)
   From net realized gains                                            --        (0.03)       (0.27)       (0.44)       (0.55)
     Total Distributions Paid                                      (0.84)       (0.78)       (0.97)       (1.15)       (1.44)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                    $   21.07    $   20.98    $   21.26    $   21.60    $   21.98
------------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                                   4.58%        2.35%        2.97%        3.58%        7.38%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                           $   1,191    $   1,458    $   1,450    $   1,938    $   2,947
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                      0.50%        0.50%        0.50%        0.50%        0.50%
   Expenses, before waivers and reimbursements                      0.81%        0.81%        0.80%        0.74%        0.80%
   Net investment income, net of waivers and reimbursements         4.03%        3.57%        3.23%        3.29%        4.12%
   Net investment income, before waivers and reimbursements         3.72%        3.26%        2.93%        3.05%        3.82%
Portfolio Turnover Rate                                            39.97%       61.26%       45.64%       65.88%       89.88%
------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the year ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  18  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                                                       FOR THE FISCAL YEARS ENDED NOVEMBER 30,

U.S. TREASURY INDEX PORTFOLIO

                                                                                          CLASS D

Selected per share data                                         2006 /(2)/      2005         2004      2003 /(2)/      2002
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                              $   20.96    $   21.24    $   21.59    $   21.97    $   21.88
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                0.80         0.72         0.65         0.68         0.71
Net realized and unrealized gains (losses)                           0.04        (0.25)       (0.06)        0.07         0.78
   Total from Investment Operations                                  0.84         0.47         0.59         0.75         1.49
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                       (0.81)       (0.72)       (0.67)       (0.69)       (0.85)
   From net realized gains                                             --        (0.03)       (0.27)       (0.44)       (0.55)
     Total Distributions Paid                                       (0.81)       (0.75)       (0.94)       (1.13)       (1.40)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                    $   20.99    $   20.96    $   21.24    $   21.59    $   21.97
------------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                                   4.12%        2.20%        2.83%        3.42%        7.22%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                           $     910    $   2,087    $   2,837    $   2,121    $     531
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                       0.65%        0.65%        0.65%        0.65%        0.65%
   Expenses, before waivers and reimbursements                       0.96%        0.96%        0.95%        0.89%        0.95%
   Net investment income, net of waivers and reimbursements          3.88%        3.42%        3.08%        3.14%        3.97%
   Net investment income, before waivers and reimbursements          3.57%        3.11%        2.78%        2.90%        3.67%
Portfolio Turnover Rate                                             39.97%       61.26%       45.64%       65.88%       89.88%
------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the years ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  19  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

INTERMEDIATE BOND PORTFOLIO

                                                                                          CLASS A

Selected per share data                                           2006         2005         2004         2003         2002
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                                $ 20.03      $ 20.48      $ 20.53      $ 20.15      $ 19.83
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                0.97         0.79         0.73         0.68         0.80
Net realized and unrealized gains (losses)                           0.04        (0.45)       (0.05)        0.39         0.33
   Total from Investment Operations                                  1.01         0.34         0.68         1.07         1.13
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                       (0.97)       (0.79)       (0.73)       (0.69)       (0.81)
     Total Distributions Paid                                       (0.97)       (0.79)       (0.73)       (0.69)       (0.81)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                      $ 20.07      $ 20.03      $ 20.48      $ 20.53      $ 20.15
------------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                                   5.19%        1.66%        3.36%        5.40%        5.80%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                            $ 31,123     $ 36,798     $ 33,215     $ 45,728     $ 45,186
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                       0.36%        0.36%        0.36%        0.36%        0.36%
   Expenses, before waivers and reimbursements                       0.77%        0.72%        0.70%        0.67%        0.72%
   Net investment income, net of waivers and reimbursements          4.85%        3.91%        3.48%        3.21%        4.05%
   Net investment income, before waivers and reimbursements          4.44%        3.55%        3.14%        2.90%        3.69%
Portfolio Turnover Rate                                            392.92%      297.81%      140.90%      336.00%      250.64%
------------------------------------------------------------------------------------------------------------------------------

                                                                                          CLASS D

Selected per share data                                           2006         2005         2004         2003         2002
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                              $   20.02    $   20.47    $    20.52   $    20.13   $   19.82
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                0.89         0.72          0.65         0.60        0.73
Net realized and unrealized gains (losses)                           0.04        (0.46)        (0.05)        0.40        0.32
   Total from Investment Operations                                  0.93         0.26          0.60         1.00        1.05
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                       (0.89)       (0.71)        (0.65)       (0.61)      (0.74)
     Total Distributions Paid                                       (0.89)       (0.71)        (0.65)       (0.61)      (0.74)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                    $   20.06    $   20.02    $    20.47   $    20.52   $   20.13
------------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                                   4.79%        1.27%         3.01%        4.95%       5.41%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                           $      80    $     100    $      118   $       96   $      68
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                       0.75%        0.75%         0.75%        0.75%       0.75%
   Expenses, before waivers and reimbursements                       1.16%        1.11%         1.09%        1.06%       1.11%
   Net investment income, net of waivers and reimbursements          4.46%        3.52%         3.09%        2.82%       3.66%
   Net investment income, before waivers and reimbursements          4.05%        3.16%         2.75%        2.51%       3.30%
Portfolio Turnover Rate                                            392.92%      297.81%       140.90%      336.00%     250.64%
------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  20  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOR THE FISCAL YEARS ENDED NOVEMBER 30,

SHORT-INTERMEDIATE BOND PORTFOLIO

                                                                                          CLASS A

Selected per share data                                           2006         2005         2004         2003       2002 /(2)/
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                              $   18.24    $   18.68    $   18.82    $   18.62    $   18.67
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                0.81         0.65         0.53         0.52         0.79
Net realized and unrealized gains (losses)                           0.09        (0.44)       (0.14)        0.23        (0.07)
   Total from Investment Operations                                  0.90         0.21         0.39         0.75         0.72
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                       (0.81)       (0.65)       (0.53)       (0.55)       (0.77)
     Total Distributions Paid                                       (0.81)       (0.65)       (0.53)       (0.55)       (0.77)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                    $   18.33    $   18.24    $   18.68    $   18.82    $   18.62
------------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                                   5.05%        1.16%        2.12%        4.01%        3.97%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                           $ 174,851    $ 151,500    $ 178,519    $ 165,595    $ 192,710
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                       0.36%        0.36%        0.36%        0.36%        0.36%
   Expenses, before waivers and reimbursements                       0.57%        0.57%        0.56%        0.55%        0.62%
   Net investment income, net of waivers and reimbursements          4.49%        3.50%        2.85%        2.75%        4.26%
   Net investment income, before waivers and reimbursements          4.28%        3.29%        2.65%        2.56%        4.00%
Portfolio Turnover Rate                                            446.57%      271.88%      199.57%      257.17%      184.27%
------------------------------------------------------------------------------------------------------------------------------

                                                                                          CLASS D

Selected per share data                                           2006         2005         2004         2003       2002 /(2)/
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                              $   18.19    $   18.62    $   18.76    $   18.57    $   18.62
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                0.73         0.58         0.45         0.45         0.67
Net realized and unrealized gains (losses)                           0.09       (0.43)       (0.13)         0.22       (0.02)
   Total from Investment Operations                                  0.82         0.15         0.32         0.67         0.65
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                       (0.74)       (0.58)       (0.46)       (0.48)       (0.70)
     Total Distributions Paid                                       (0.74)       (0.58)       (0.46)       (0.48)       (0.70)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                    $   18.27    $   18.19    $   18.62    $   18.76    $   18.57
------------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                                   4.61%        0.82%        1.71%        3.61%        3.59%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                           $     292    $     246    $     285    $      59    $      65
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                       0.75%        0.75%        0.75%        0.75%        0.75%
   Expenses, before waivers and reimbursements                       0.96%        0.96%        0.95%        0.94%        1.01%
   Net investment income, net of waivers and reimbursements          4.10%        3.11%        2.46%        2.36%        3.87%
   Net investment income, before waivers and reimbursements          3.89%        2.90%        2.26%        2.17%        3.61%
Portfolio Turnover Rate                                            446.57%      271.88%      199.57%      257.17%      184.27%
------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the year ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  21  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS
FINANCIAL HIGHLIGHTS (continued)         FOR THE FISCAL YEARS ENDED NOVEMBER 30,

U.S. GOVERNMENT SECURITIES PORTFOLIO

                                                                                          CLASS A

Selected per share data                                       2006             2005       2004 /(3)/      2003         2002
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                          $   19.33        $   19.78    $   20.24    $   20.60    $   20.55
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                            0.84             0.64         0.48         0.48         0.75
Net realized and unrealized gains (losses)                       0.16            (0.42)       (0.14)        0.10         0.43
   Total from Investment Operations                              1.00             0.22         0.34         0.58         1.18
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                   (0.85)           (0.67)       (0.50)       (0.55)       (0.80)
   From net realized gains                                         --               --        (0.30)       (0.39)       (0.33)
     Total Distributions Paid                                   (0.85)           (0.67)       (0.80)       (0.94)       (1.13)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                $   19.48        $   19.33    $   19.78    $   20.24    $   20.60
------------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                               5.31%            1.11%        1.72%        2.92%        5.94%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                       $  69,757         $ 76,622    $ 116,558    $ 121,523    $ 113,071
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits          0.36%/(2)/       0.36%        0.36%        0.36%        0.36%
   Expenses, before waivers, reimbursements and credits          0.63%            0.59%        0.58%        0.56%        0.62%
   Net investment income, net of waivers, reimbursements
     and credits                                                 4.35%            3.25%        2.39%        2.34%        3.68%
   Net investment income, before waivers, reimbursements
     and credits                                                 4.08%            3.02%        2.17%        2.14%        3.42%
Portfolio Turnover Rate                                        841.27%          226.32%      206.62%      250.94%      246.91%
------------------------------------------------------------------------------------------------------------------------------

                                                                                          CLASS D

Selected per share data                                       2006             2005       2004 /(3)/      2003         2002
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                          $   19.26        $   19.71    $   20.17    $   20.53    $   20.49
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                            0.81             0.57         0.40         0.40         0.66
Net realized and unrealized gains (losses)                       0.11           (0.43)       (0.14)         0.11         0.43
   Total from Investment Operations                              0.92             0.14         0.26         0.51         1.09
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS PAID:
   From net investment income                                   (0.77)           (0.59)       (0.42)       (0.48)       (0.72)
   From net realized gains                                         --               --        (0.30)       (0.39)       (0.33)
     Total Distributions Paid                                   (0.77)           (0.59)       (0.72)       (0.87)       (1.05)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                                $   19.41        $   19.26    $   19.71    $   20.17    $   20.53
------------------------------------------------------------------------------------------------------------------------------
Total Return /(1)/                                               4.91%            0.71%        1.37%        2.48%        5.50%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                       $     233        $     438    $     717    $   1,646    $   1,502
Ratio to average net assets of:
   Expenses, net of waivers, reimbursements and credits          0.75%/(2)/       0.75%        0.75%        0.75%        0.75%
   Expenses, before waivers, reimbursements and credits          1.02%            0.98%        0.97%        0.95%        1.01%
   Net investment income, net of waivers, reimbursements
     and credits                                                 3.96%            2.86%        2.00%        1.95%        3.29%
   Net investment income, before waivers, reimbursements
     and credits                                                 3.69%            2.63%        1.78%        1.75%        3.03%
Portfolio Turnover Rate                                        841.27%          226.32%      206.62%      250.94%      246.91%
------------------------------------------------------------------------------------------------------------------------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) The net expense ratio includes custodian credits of approximately $8,000 or 0.01% of average net assets for the fiscal year ended November 30, 2006. Absent the custodian credit arrangement, expense reimbursement would have been increased by a corresponding amount.
(3) Financial highlights for the year ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  22  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                         FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2006

BOND PORTFOLIO

                                                         PRINCIPAL
                                                          AMOUNT     VALUE
                                                          (000S)     (000S)
----------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 16.5%
Commercial Mortgage Services - 15.4%
  Bear Stearns Commercial Mortgage
   Securities, Series 2005-PWR9,
   Class A2,
   4.74%, 9/11/42                                         $2,090     $ 2,074
  Bear Stearns Commercial Mortgage
   Securities, Series 2006-PW13,
   Class A4,
   5.54%, 9/11/41                                          2,725       2,808
  Chase Manhattan Bank-First Union
   National Bank, Series 1999-1, Class A2,
   7.44%, 8/15/31                                          2,000       2,107
  Commercial Mortgage Acceptance Corp.,
   Series 1998-C2, Class A3,
   6.04%, 9/15/30                                          2,080       2,100
  Credit Suisse First Boston Mortgage
   Securities Corp., Series 2002-CKN2,
   Class A3,
   6.13%, 4/15/37                                          2,250       2,359
  Credit Suisse First Boston Mortgage
   Securities Corp., Series 2004-C5,
   Class A2,
   4.18%, 11/15/37                                         2,955       2,886
  Greenwich Capital Commercial Funding
   Corp., Series 2006-GG7, Class A4,
   5.91%, 7/10/38                                          2,975       3,163
  JP Morgan Chase Commercial Mortgage
   Securities Corp., Series 2003-C1,
   Class A1,
   4.28%, 1/12/37                                          1,916       1,881
  JP Morgan Chase Commercial Mortgage
   Securities Corp., Series 2005-LDP1,
   Class A2,
   4.63%, 3/15/46                                          1,820       1,802
  LB-UBS Commercial Mortgage Trust,
   5.37%, 9/15/39                                          2,600       2,579
  LB-UBS Commercial Mortgage Trust,
   Series 2005-C3, Class A2,
   4.55%, 7/15/30                                          2,820       2,786
  LB-UBS Commercial Mortgage Trust,
   Series 2005-C5, Class A2,
   4.89%, 9/15/30                                          2,170       2,166
  Merrill Lynch Mortgage Trust,
   Series 2004-BPC1, Class A2,
   4.07%, 10/12/41                                         1,915       1,872
  Morgan Stanley Capital I,
   Series 2006-HQ9, Class A4,
   5.73%, 7/12/44                                          3,505       3,660
  Morgan Stanley Dean Witter Capital I,
   Series 2001-TOP1, Class A4,
   6.66%, 2/15/33                                          2,675       2,820
  Morgan Stanley Dean Witter Capital I,
   Series 2001-TOP3, Class A4,
   6.39%, 7/15/33                                          2,290       2,409
----------------------------------------------------------------------------
                                                                      39,472
----------------------------------------------------------------------------
Whole Loan - 1.1%
  Washington Mutual, Inc.,
   Series 2003-AR7, Class A5,
   3.07%, 8/25/33                                          2,786       2,728
----------------------------------------------------------------------------
Total Asset-Backed Securities
(Cost $42,538)                                                        42,200
----------------------------------------------------------------------------
CORPORATE BONDS - 23.3%
Apparel - 0.6%
  Levi Strauss & Co.,
   12.25%, 12/15/12                                        1,445       1,613
----------------------------------------------------------------------------
Auto Parts & Equipment - 0.3%
  Lear Corp.,
   8.11%, 5/15/09 +                                          740         780
----------------------------------------------------------------------------
Banks - 0.8%
  RBS Capital Trust III,
   5.51%, 9/29/49                                            895         890
  Wells Fargo Capital X,
   5.95%, 12/15/36                                         1,200       1,207
----------------------------------------------------------------------------
                                                                       2,097
----------------------------------------------------------------------------
Computers - 0.0%
  Sungard Data Systems, Inc.,
   9.13%, 8/15/13                                             38          40
----------------------------------------------------------------------------
Diversified Financial Services - 8.4%
  ANZ Capital Trust
   4.48%, 1/15/10 /(1) (2)/                                1,325       1,296
  Capital One Capital III,
   7.69%, 8/15/36 +                                        1,350       1,567
  General Electric Capital Corp.,
   5.88%, 2/15/12                                          2,505       2,602
  Goldman Sachs Group, Inc.,
   6.45%, 5/1/36                                           1,060       1,137
----------------------------------------------------------------------------

See Notes to the Financial Statements.

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  23  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

BOND PORTFOLIO (continued)

                                                         PRINCIPAL
                                                          AMOUNT     VALUE
                                                          (000S)     (000S)
----------------------------------------------------------------------------
CORPORATE BONDS - 23.3% - CONTINUED
Diversified Financial Services - 8.4% - (continued)
  International Lease Finance Corp.,
   5.40%, 2/15/12                                         $1,500     $ 1,518
  Lehman Brothers Holdings, Inc.,
   5.75%, 5/17/13 +                                        1,190       1,223
  Merrill Lynch & Co., Inc.,
   6.22%, 9/15/26                                            810         853
  Nelnet, Inc.,
   7.40%, 9/29/36                                          1,250       1,278
  Power Receivable Finance LLC, /(1) (2)/
   6.29%, 1/1/12 +                                         1,173       1,185
  Residential Capital Corp.,
   7.20%, 4/17/09 /(1) (2)/ +                              1,535       1,539
   6.38%, 6/30/10                                          1,500       1,536
  Swiss Re Capital I LP, /(1) (2)/
   6.85%, 5/29/49 +                                        1,750       1,863
  TRAINS, /(1) (2)/
   7.55%, 5/1/16 +                                         3,710       3,759
----------------------------------------------------------------------------
                                                                      21,356
----------------------------------------------------------------------------
Electric - 2.9%
  AES Corp.
   9.50%, 6/1/09                                           1,425       1,525
  Edison Mission Energy,
   7.73%, 6/15/09 +                                        1,210       1,255
  Indiana Michigan Power Co.,
   6.05%, 3/15/37 +                                        1,280       1,299
  PSEG Energy Holdings LLC,
   10.00%, 10/1/09 +                                       1,820       1,993
  PSEG Power LLC,
   5.50%, 12/1/15                                            765         760
  Virginia Electric and Power Co.,
   6.00%, 1/15/36 +                                          675         698
----------------------------------------------------------------------------
                                                                       7,530
----------------------------------------------------------------------------
Healthcare - Services - 0.4%
  HCA, Inc., /(2)/
   9.13%, 11/15/14 +                                         895         933
  Tenet Healthcare Corp.,
   7.38%, 2/1/13 +                                            38          35
----------------------------------------------------------------------------
                                                                         968
----------------------------------------------------------------------------
Holding Companies - Diversified - 0.5%
  Kansas City Southern Railway,
   9.50%, 10/1/08                                          1,130       1,182
----------------------------------------------------------------------------
Insurance - 1.4%
  Genworth Financial, Inc.,
   6.15%, 11/15/66                                         1,020       1,037
  Lincoln National Corp.,
   7.00%, 5/17/66                                            950       1,019
  Reinsurance Group of America, Inc.,
   6.75%, 12/15/65                                         1,465       1,482
----------------------------------------------------------------------------
                                                                       3,538
----------------------------------------------------------------------------
Lodging - 0.9%
  Harrah's Operating Co., Inc.,
   6.50%, 6/1/16                                           1,210       1,081
  MGM Mirage,
   8.50%, 9/15/10                                          1,215       1,297
----------------------------------------------------------------------------
                                                                       2,378
----------------------------------------------------------------------------
Machinery - Diversified - 0.4%
  Case New Holland, Inc.,
   9.25%, 8/1/11                                           1,090       1,157
----------------------------------------------------------------------------
Media - 1.6%
  Charter Communications Operating
   LLC/Charter Communications
   Operating Capital, /(1) (2)/
   8.00%, 4/30/12 +                                        1,275       1,310
  Comcast Corp.,
   4.95%, 6/15/16 +                                        1,260       1,196
   6.45%, 3/15/37                                            575         592
  COX Communications, Inc., /(2)/
   6.45%, 12/1/36                                            760         766
  Time Warner, Inc.,
   6.50%, 11/15/36 +                                         235         240
----------------------------------------------------------------------------
                                                                       4,104
----------------------------------------------------------------------------
Oil & Gas - 1.9%
  Chesapeake Energy Corp.,
   7.50%, 6/15/14                                            890         919
  Dong Energy A/S,
   5.50%, 6/29/15                                            500         679
  Premcor Refining (The) Group, Inc.,
   9.50%, 2/1/13                                             750         813
   6.75%, 5/1/14                                           2,370       2,441
----------------------------------------------------------------------------
                                                                       4,852
----------------------------------------------------------------------------
Oil & Gas Services - 0.4%
  Dresser-Rand Group, Inc.,
   7.38%, 11/1/14 +                                        1,030       1,035
----------------------------------------------------------------------------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  24  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2006

                                                         PRINCIPAL
                                                          AMOUNT     VALUE
                                                          (000S)     (000S)
----------------------------------------------------------------------------
CORPORATE BONDS - 23.3% - CONTINUED
Pipelines - 0.8%
  Consolidated Natural Gas Co.,
   5.00%, 3/1/14                                          $1,085     $ 1,062
  Williams Cos., Inc.,
   8.13%, 3/15/12                                            960       1,032
----------------------------------------------------------------------------
                                                                       2,094
----------------------------------------------------------------------------
Real Estate - 0.7%
  EOP Operating LP,
   7.88%, 7/15/31 +                                        1,290       1,728
----------------------------------------------------------------------------
Real Estate Investment Trusts - 0.4%
  iStar Financial, Inc.,
   5.88%, 3/15/16                                          1,010       1,017
----------------------------------------------------------------------------
Telecommunications - 0.9%
  Sprint Capital Corp.,
   6.90%, 5/1/19 +                                         1,020       1,080
  Verizon Global Funding Corp.,
   5.85%, 9/15/35                                          1,125       1,105
----------------------------------------------------------------------------
                                                                       2,185
----------------------------------------------------------------------------
Total Corporate Bonds
(Cost $58,497)                                                        59,654
----------------------------------------------------------------------------

                                                         PRINCIPAL
                                                          AMOUNT     VALUE
                                                         (000S)(3)   (000S)
----------------------------------------------------------------------------
FOREIGN BONDS - 2.0%
Advertising - 0.3%
  Publicis Groupe,
   4.13%, 1/31/12                                            500         656
----------------------------------------------------------------------------
Aerospace/Defense - 0.2%
  Rolls-Royce Group PLC,
   4.50%, 3/16/11                                            400         539
----------------------------------------------------------------------------
Banks - 0.3%
  Barclays Bank PLC,
   4.88%, 12/31/49                                           500         647
----------------------------------------------------------------------------
Chemicals - 0.4%
  Bayer A.G.,
   6.00%, 4/10/12                                            700       1,006
----------------------------------------------------------------------------
Telecommunications - 0.6%
  Telecom Italia Finance S.A.,
   7.75%, 1/24/33                                          1,000       1,617
----------------------------------------------------------------------------
Transportation - 0.2%
  TNT N.V.
   3.88%, 6/1/15                                             500         639
----------------------------------------------------------------------------
Total Foreign Bonds
(Cost $4,824)                                                          5,104
----------------------------------------------------------------------------

                                                         PRINCIPAL
                                                          AMOUNT     VALUE
                                                          (000S)     (000S)
----------------------------------------------------------------------------
FOREIGN ISSUER BONDS - 5.1%
Banks - 2.6%
  HSBC Holdings PLC,
   6.50%, 5/2/36                                          $  845         937
  Lloyds TSB Group PLC, /(1) (2)/
   6.27%, 12/31/49                                         1,570       1,592
  Shinsei Finance Cayman Ltd., /(1) (2)/
   6.42%, 7/20/16                                          2,240       2,276
  Sumitomo Mitsui Banking Corp. /(1) (2)/
   5.63%, 7/29/49                                          1,880       1,869
----------------------------------------------------------------------------
                                                                       6,674
----------------------------------------------------------------------------
Diversified Financial Services - 1.4%
  Galaxy Entertainment Finance Co. Ltd., /(1) (2)/
   9.88%, 12/15/12 +                                       1,370       1,463
  MUFG Capital Finance 1 Ltd.,
   6.35%, 7/25/16                                          2,150       2,221
----------------------------------------------------------------------------
                                                                       3,684
----------------------------------------------------------------------------
Electric - 0.7%
  Abu Dhabi National Energy Co., /(1) (2)/
   6.50%, 10/27/36                                         1,590       1,688
----------------------------------------------------------------------------
Insurance - 0.4%
  Allied World Assurance Holdings Ltd. of
   Bermuda,
   7.50%, 8/1/16 +                                           845         926
----------------------------------------------------------------------------
Total Foreign Issuer Bonds
(Cost $12,554)                                                        12,972
----------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 36.7% /(4)/
Fannie Mae - 13.8%
   5.63%, 5/19/11                                          7,560       7,605
  Pool #255452,
   5.50%, 10/1/19                                          2,439       2,455
  Pool #535982,
   7.50%, 5/1/31                                             138         144
----------------------------------------------------------------------------

See Notes to the Financial Statements.

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  25  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

BOND PORTFOLIO (continued)

                                                       PRINCIPAL
                                                        AMOUNT       VALUE
                                                        (000S)       (000S)
----------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 36.7% /(4)/ - CONTINUED
Fannie Mae - 13.8% - (continued)
  Pool #545437,
   7.00%, 2/1/32                                      $        16   $     17
  Pool #545757,
   7.00%, 6/1/32                                            2,710      2,794
  Pool #703439,
   5.00%, 6/1/18                                               72         71
  Pool #725424,
   5.50%, 4/1/34                                            8,855      8,842
  Pool #725787,
   5.00%, 9/1/19                                            6,385      6,335
  Pool #785242,
   5.50%, 6/1/19                                              121        122
  Pool #831810, /(5)/
   6.00%, 9/1/36                                            5,230      5,287
  Pool TBA, /(5)/
   6.00%, 12/15/34                                            770        778
   5.50%, 12/31/34                                            740        737
----------------------------------------------------------------------------
                                                                      35,187
----------------------------------------------------------------------------
Freddie Mac Gold - 21.9%
  Pool #A46279,
   5.00%, 7/1/35                                            7,946      7,768
  Pool #C00910,
   7.50%, 1/1/30                                              839        877
  Pool TBA, /(5)/
   6.00%, 12/1/28                                          16,830     17,014
   5.50%, 12/1/29                                          29,295     29,194
   5.00%, 12/31/49                                          1,191      1,164
----------------------------------------------------------------------------
                                                                      56,017
----------------------------------------------------------------------------
Government National Mortgage Association - 1.0%
  Pool #595091,
   6.00%, 10/15/32                                            790        804
  Pool #597572,
   5.50%, 9/15/35                                              51         52
  Pool #627123,
   5.50%, 3/15/34                                           1,691      1,695
  Pool #781688,
   6.00%, 12/15/33                                             75         76
----------------------------------------------------------------------------
                                                                       2,627
----------------------------------------------------------------------------
Total U.S. Government Agencies
(Cost $93,651)                                                        93,831
----------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 11.5%
U.S. Treasury Notes - 10.9%
   4.88%, 10/31/08                                          2,550      2,561
   4.63%, 11/15/09 +                                        7,645      7,670
   4.63%, 10/31/11 +                                       10,065     10,141
   4.63%, 11/15/16 +                                        7,441      7,539
----------------------------------------------------------------------------
                                                                      27,911
----------------------------------------------------------------------------
U.S. Treasury Bond - 0.6%
  Principal Only Treasury Strip,
   0.00%, 5/15/30 +                                         4,532      1,545
----------------------------------------------------------------------------
Total U.S. Government Obligations
(Cost $29,238)                                                        29,456
----------------------------------------------------------------------------

                                                        NUMBER       VALUE
                                                       OF SHARES     (000S)
----------------------------------------------------------------------------
INVESTMENT COMPANY - 16.4%
  Northern Institutional Funds -
   Liquid Assets Portfolio /(6)/                       41,882,793     41,883
----------------------------------------------------------------------------
Total Investment Company
(Cost $41,883)                                                        41,883
----------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT       VALUE
                                                        (000S)       (000S)
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 25.9%
  FHLB Discount Note,
   5.25%, 12/1/06                                     $    27,968     27,968
  Societe Generale, Grand Cayman,
   Eurodollar Time Deposit,
   5.31%, 12/1/06                                          38,231     38,231
----------------------------------------------------------------------------
Total Short-Term Investments
(Cost $66,199)                                                        66,199
----------------------------------------------------------------------------
Total Investments - 137.4%
(Cost $349,384)                                                      351,299
----------------------------------------------------------------------------
  Liabilities less Other Assets - (37.4)%                            (95,691)
----------------------------------------------------------------------------
NET ASSETS - 100.0%                                                 $255,608
----------------------------------------------------------------------------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  26  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2006

(1) Restricted security that has been deemed illiquid. At November 30, 2006, the value of these restricted illiquid securities amounted to approximately $19,840,000 or 7.8% of net assets. Additional information on each restricted illiquid security is as follows:

                                                                 ACQUISITION
                                                  ACQUISITION       COST
SECURITY                                             DATE          (000S)
----------------------------------------------------------------------------
Abu Dhabi National Energy Co.,
6.50%, 10/27/36                                     10/23/06       $1,575
ANZ Capital Trust,
4.48%, 1/15/10                                      9/21/06         1,286
Charter Communications Operating  LLC/Charter
 Communications Operating Capital,
8.00%, 4/30/12                                  10/6/06-10/12/06    1,301
Galaxy Entertainment Finance Co. Ltd.,
9.88%, 12/15/12                                  5/9/06-7/21/06     1,443
Lloyds TSB Group PLC,
6.27%, 12/31/49                                     11/06/06        1,570
Power Receivable Finance LLC,
6.29%, 1/1/12                                       9/30/03         1,172
Residential Capital Corp.
7.20%, 4/17/09                                      9/29/06         1,542
Shinsei Finance Cayman Ltd.,
6.42%, 7/20/16                                      2/16/06         2,253
Sumitomo Mitsui Banking Corp.,
5.63%, 7/29/49                                      7/15/05         1,870
Swiss Re Capital I LP,
6.85%, 5/29/49                                       5/4/06         1,750
TRAINS,
7.55%, 5/1/16                                        6/7/06         3,680
----------------------------------------------------------------------------

(2) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(3) Principal amounts stated in local currencies.
(4) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(5) When-Issued Security
(6) Investment relates to cash collateral received from portfolio securities loaned.
 +  Security is either wholly or partially on loan.

At November 30, 2006, the credit quality distribution (unaudited) for the Bond Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION *         %
-----------------------------------
AAA                           70.6%
AA                             1.8
A                              6.7
BBB                           12.4
BB                             3.4
B or Lower                     5.1
-----------------------------------
Total                        100.0%
-----------------------------------

* Standard & Poor's Rating Services

See Notes to the Financial Statements.

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  27  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

CORE BOND PORTFOLIO

                                                         PRINCIPAL
                                                          AMOUNT     VALUE
                                                          (000S)     (000S)
----------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 14.8%
Commercial Mortgage Services - 14.6%
  Banc of America Commercial
   Mortgage, Inc., Series 2004-5,
   Class A2,
   4.18%, 11/10/41                                        $1,115     $ 1,093
  Bear Stearns Commercial Mortgage
   Securities, Series 2005-PWR9,
   Class A2,
   4.74%, 9/11/42                                          1,890       1,875
  Bear Stearns Commercial Mortgage
   Securities, Series 2006-PW13,
   Class A4,
   5.54%, 9/11/41                                          1,800       1,855
  Chase Manhattan Bank-First Union
   National Bank, Series 1999-1,
   Class A2,
   7.44%, 8/15/31                                          1,550       1,633
  Commercial Mortgage Acceptance
   Corp., Series 1998-C2, Class A3,
   6.04%, 9/15/30                                            985         994
  Commercial Mortgage Asset Trust,
   Series 1999-C1, Class A3,
   6.64%, 1/17/32                                            900         928
  Credit Suisse First Boston Mortgage
   Securities Corp., Series 2002-CKN2,
   Class A3,
   6.13%, 4/15/37                                          1,680       1,762
  Credit Suisse First Boston Mortgage
   Securities Corp., Series 2004-C5,
   Class A2,
   4.18%, 11/15/37                                         1,720       1,680
  GMAC Commercial Mortgage
   Securities, Inc., Series 2002-C3,
   Class A2,
   4.93%, 7/10/39                                            640         637
  Greenwich Capital Commercial
   Funding Corp., Series 2005-GG3,
   Class A2,
   4.31%, 8/10/42                                            465         456
  Greenwich Capital Commercial
   Funding Corp., Series 2006-GG7,
   Class A4,
   6.11%, 7/10/38                                          1,830       1,946
  JP Morgan Chase Commercial
   Mortgage Securities Corp.,
   Series 2003-C1, Class A1,
   4.28%, 1/12/37                                            399         392
  JP Morgan Chase Commercial
   Mortgage Securities Corp.,
   Series 2005-LDP1, Class A2,
   4.63%, 3/15/46                                            660         653
  LB-UBS Commercial Mortgage Trust,
   Series 2006-C6, Class A4
   5.37%, 9/15/39                                          1,800       1,786
  LB-UBS Commercial Mortgage Trust,
   Series 2005-C3, Class A2,
   4.55%, 7/15/30                                          1,707       1,687
  LB-UBS Commercial Mortgage Trust,
   Series 2005-C5, Class A2,
   4.89%, 9/15/30                                          2,095       2,091
  Merrill Lynch Mortgage Trust,
   Series 2004-BPC1, Class A2,
   4.07%, 10/12/41                                           980         958
  Morgan Stanley Capital I,
   Series 2003-T11, Class A4,
   5.15%, 6/13/41                                          1,800       1,809
  Morgan Stanley Capital I,
   Series 2006-HQ9, Class A4,
   5.73%, 7/12/44                                          1,945       2,031
  Morgan Stanley Dean Witter Capital I,
   Series 2001-TOP1, Class A4,
   6.66%, 2/15/33                                            480         506
  Morgan Stanley Dean Witter Capital I,
   Series 2001-TOP3, Class A4,
   6.39%, 7/15/33                                          1,890       1,988
----------------------------------------------------------------------------
                                                                      28,760
----------------------------------------------------------------------------
Whole Loan - 0.2%
  Washington Mutual, Inc.,
   Series 2003-AR7, Class A5,
   3.07%, 8/25/33                                            432         423
----------------------------------------------------------------------------
Total Asset-Backed Securities
(Cost $29,064)                                                        29,183
----------------------------------------------------------------------------
CORPORATE BONDS - 16.1%
Banks - 0.7%
  RBS Capital Trust III,
   5.51%, 9/29/49 +                                          530         527
  Wells Fargo Capital X,
   5.95%, 12/15/36                                           905         910
----------------------------------------------------------------------------
                                                                       1,437
----------------------------------------------------------------------------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  28  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2006

                                                         PRINCIPAL
                                                          AMOUNT     VALUE
                                                          (000S)     (000S)
----------------------------------------------------------------------------
CORPORATE BONDS - 16. 1% - CONTINUED
Diversified Financial Services - 8.4%
  Allstate Life Global Funding Trusts,
   4.50%, 5/29/09 +                                       $  515     $   510
  American General Finance Corp.,
   5.38%, 10/1/12                                            980         988
  ANZ Capital Trust, /(1) (2)/
   4.48%, 1/15/10                                            915         895
  Capital One Capital III,
   7.69%, 8/15/36 +                                        1,020       1,184
  Citigroup, Inc.,
   5.00%, 9/15/14                                            980         969
  General Electric Capital Corp.,
   5.88%, 2/15/12                                          1,675       1,740
  Goldman Sachs Group, Inc.,
   5.75%, 10/1/16 +                                          730         752
   6.45%, 5/1/36                                             650         697
  HSBC Finance Corp.,
   5.70%, 6/1/11 +                                           660         677
  International Lease Finance Corp.,
   5.40%, 2/15/12                                          1,145       1,159
  Lehman Brothers Holdings, Inc.,
   5.75%, 5/17/13                                            715         735
  Merrill Lynch & Co., Inc.,
   6.22%, 9/15/26                                            615         648
  Morgan Stanley,
   5.75%, 10/18/16 +                                         945         972
  Nelnet, Inc.,
   5.13%, 6/1/10                                             930         911
  Power Receivable Finance LLC, /(1) (2)/
   6.29%, 1/1/12 +                                           256         258
  Residential Capital Corp.,
   6.38%, 6/30/10                                          1,665       1,705
  Swiss Re Capital I LP, /(1) (2)/
   6.85%, 5/29/49 +                                        1,050       1,118
  UBS Preferred Funding Trust V,
   6.24%, 5/12/16                                            520         546
----------------------------------------------------------------------------
                                                                      16,464
----------------------------------------------------------------------------
Electric - 1.2%
  Indiana Michigan Power Co.,
   6.05%, 3/15/37 +                                          980         995
  PSEG Power LLC,
   5.50%, 12/1/15                                            605         601
  Public Service Electric & Gas,
   4.00%, 11/1/08                                            250         244
  Virginia Electric and Power Co.,
   6.00%, 1/15/36                                            510         527
----------------------------------------------------------------------------
                                                                       2,367
----------------------------------------------------------------------------
Insurance - 1.4%
  Genworth Financial, Inc.,
   6.15%, 11/15/66                                           800         814
  Lincoln National Corp.,
   7.00%, 5/17/66                                            830         890
  Reinsurance Group of America, Inc.,
   6.75%, 12/15/65                                         1,150       1,163
----------------------------------------------------------------------------
                                                                       2,867
----------------------------------------------------------------------------
Media - 1.1%
  Comcast Corp.,
   4.95%, 6/15/16                                            740         702
   6.45%, 3/15/37                                            675         695
  COX Communications, Inc., /(2)/
   6.45%, 12/1/36                                            580         585
  Time Warner, Inc.,
   6.50%, 11/15/36 +                                         180         184
----------------------------------------------------------------------------
                                                                       2,166
----------------------------------------------------------------------------
Oil & Gas - 1.0%
  Premcor Refining Group (The), Inc.,
   9.50%, 2/1/13                                             340         369
   6.75%, 5/1/14                                           1,500       1,545
----------------------------------------------------------------------------
                                                                       1,914
----------------------------------------------------------------------------
Pipelines - 0.3%
  Consolidated Natural Gas Co.,
   5.00%, 3/1/14                                             585         572
----------------------------------------------------------------------------
Real Estate - 0.5%
  EOP Operating LP,
   7.88%, 7/15/31 +                                          705         945
----------------------------------------------------------------------------
Real Estate Investment Trusts - 0.3%
  iStar Financial, Inc.,
   5.88%, 3/15/16                                            625         630
----------------------------------------------------------------------------
Telecommunications - 1.2%
  Sprint Capital Corp.,
   6.90%, 5/1/19 +                                           780         826
  Verizon Global Funding Corp.,
   5.85%, 9/15/35                                            675         663
----------------------------------------------------------------------------

See Notes to the Financial Statements.

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  29  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

CORE BOND PORTFOLIO (continued)

                                                         PRINCIPAL
                                                          AMOUNT     VALUE
                                                          (000S)     (000S)
----------------------------------------------------------------------------
CORPORATE BONDS - 16.1% - CONTINUED
Telecommunications - 1.2% - (continued)
  Verizon New Jersey, Inc.,
   5.88%, 1/17/12 +                                       $  510     $   522
  Verizon of New England, Inc.,
   6.50%, 9/15/11 +                                          260         270
----------------------------------------------------------------------------
                                                                       2,281
----------------------------------------------------------------------------
Total Corporate Bonds
(Cost $30,927)                                                        31,643
----------------------------------------------------------------------------
FOREIGN ISSUER BONDS - 4.6%
Banks - 2.0%
  HSBC Holdings PLC,
   6.50%, 5/2/36                                             525         582
  Lloyds TSB Group PLC, /(1) (2)/
   6.27%, 12/31/49                                         1,205       1,222
  Shinsei Finance Cayman Ltd., /(1) (2)/
   6.42%, 7/20/16                                          1,220       1,240
  Sumitomo Mitsui Banking Corp., /(1) (2)/
   5.63%, 7/29/49                                            870         865
----------------------------------------------------------------------------
                                                                       3,909
----------------------------------------------------------------------------
Diversified Financial Services - 0.8%
  MUFG Capital Finance 1 Ltd.,
   6.35%, 7/25/16 +                                        1,595       1,648
----------------------------------------------------------------------------
Electric - 0.6%
  Abu Dhabi National Energy Co., /(1) (2)/
   6.50%, 10/27/36                                         1,190       1,263
----------------------------------------------------------------------------
Insurance - 0.3%
  Allied World Assurance Holdings Ltd.
   of Bermuda,
   7.50%, 8/1/16                                             525         575
----------------------------------------------------------------------------
Telecommunications - 0.9%
  Telecom Italia Capital S.A.,
   6.38%, 11/15/33                                         1,040       1,009
  Telefonos de Mexico S.A. de CV,
   4.75%, 1/27/10 +                                          685         677
----------------------------------------------------------------------------
                                                                       1,686
----------------------------------------------------------------------------
Total Foreign Issuer Bonds
(Cost $8,777)                                                          9,081
----------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 35.2% /(3)/
Fannie Mae - 15.7%
   5.63%, 5/19/11                                          5,660       5,694
  Pool #255452,
   5.50%, 10/1/19                                          1,433       1,442
  Pool #255934,
   6.00%, 11/1/35                                            477         483
  Pool #535714,
   7.50%, 1/1/31                                              65          68
  Pool #545757,
   7.00%, 6/1/32                                             525         541
  Pool #555599,
   7.00%, 4/1/33                                             164         169
  Pool #651897,
   7.00%, 8/1/32                                             324         334
  Pool #656035,
   7.50%, 9/1/32                                              83          86
  Pool #703439,
   5.00%, 6/1/18                                           1,123       1,115
  Pool #712130,
   7.00%, 6/1/33                                              89          92
  Pool #725424,
   5.50%, 4/1/34                                           5,009       5,002
  Pool #725787,
   5.00%, 9/1/19                                           2,292       2,274
  Pool #733868,
   6.00%, 12/1/32                                            643         652
  Pool #735931,
   5.00%, 10/1/20                                            380         376
  Pool #794338,
   6.00%, 9/1/34                                           1,191       1,205
  Pool #796371,
   5.00%, 10/1/19                                            274         272
  Pool #797773,
   5.00%, 3/1/20                                             208         206
  Pool #814782,
   7.00%, 4/1/35                                              52          53
  Pool #831810,/(4)/
   6.00%, 9/1/36                                           4,295       4,342
  Pool #839291,
   5.00%, 9/1/20                                             151         150
  Pool TBA, /(4)/
   5.50%, 12/31/17                                           485         488
----------------------------------------------------------------------------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  30  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2006

                                                       PRINCIPAL
                                                        AMOUNT       VALUE
                                                        (000S)       (000S)
----------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 35. 2% /(3)/ - CONTINUED
Fannie Mae - 15.7% - (continued)
   6.00%, 12/15/34                                    $     3,385   $  3,421
   5.50%, 12/31/34                                          2,475      2,466
----------------------------------------------------------------------------
                                                                      30,931
----------------------------------------------------------------------------
Freddie Mac Gold - 18.9%
 Pool #A41893,
   5.00%, 1/1/36                                            7,687      7,515
 Pool #A46279,
   5.00%, 7/1/35                                              230        225
 Pool #G01186,
   7.50%, 2/1/31                                               14         15
 Pool TBA, /(4)/
   6.00%, 12/1/28                                           7,135      7,213
   5.50%, 12/1/29                                          22,215     22,139
----------------------------------------------------------------------------
                                                                      37,107
----------------------------------------------------------------------------
Government National Mortgage Association - 0.6%
 Pool #595091,
   6.00%, 10/15/32                                            391        398
 Pool #604183,
   5.50%, 4/15/33                                              70         70
 Pool #627123,
   5.50%, 3/15/34                                             623        624
 Pool #633627,
   5.50%, 9/15/34                                              85         85
----------------------------------------------------------------------------
                                                                       1,177
----------------------------------------------------------------------------
Total U.S. Government Agencies
(Cost $69,018)                                                        69,215
----------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 22.2%
U.S. Treasury Notes - 21.2%
   4.88%, 10/31/08                                          1,940      1,948
   4.63%, 11/15/09 +                                        8,780      8,808
   4.63%, 10/31/11 +                                       16,833     16,961
   4.63%, 11/15/16 +                                       13,759     13,940
----------------------------------------------------------------------------
                                                                      41,657
----------------------------------------------------------------------------
U.S. Treasury Bond - 1.0%
 Principal Only Treasury Strip,
   0.00%, 5/15/30                                           5,759      1,964
----------------------------------------------------------------------------
Total U.S. Government Obligations
(Cost $43,309)                                                        43,621
----------------------------------------------------------------------------

                                                        NUMBER       VALUE
                                                       OF SHARES     (000S)
----------------------------------------------------------------------------
INVESTMENT COMPANY - 23.0%
 Northern Institutional Funds -
   Liquid Assets Portfolio /(5)/                       45,251,318     45,251
----------------------------------------------------------------------------
Total Investment Company
(Cost $45,251)                                                        45,251
----------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT       VALUE
                                                        (000S)       (000S)
----------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 26.1%
 FHLB Discount Note,
   5.25%, 12/1/06                                     $    22,265     22,265
 Societe Generale, Grand Cayman,
   Eurodollar Time Deposit,
   5.31%, 12/1/06                                          28,980     28,980
----------------------------------------------------------------------------
Total Short-Term Investments
(Cost $51,245)                                                        51,245
----------------------------------------------------------------------------
Total Investments - 142.0%
(Cost $277,591)                                                      279,239
----------------------------------------------------------------------------
 Liabilities less Other Assets - (42.0)%                             (82,568)
----------------------------------------------------------------------------
NET ASSETS - 100.0%                                                 $196,671
----------------------------------------------------------------------------

See Notes to the Financial Statements.

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  31  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2006

CORE BOND PORTFOLIO (continued)

(1) Restricted security that has been deemed illiquid. At November 30, 2006, the value of these restricted illiquid securities amounted to approximately $6,861,000 or 3.5% of net assets. Additional information on each restricted illiquid security is as follows:

                                                     ACQUISITION
                                    ACQUISITION         COST
SECURITY                               DATE            (000S)
----------------------------------------------------------------
Abu Dhabi National Energy Co.,
6.50%, 10/27/36                      10/23/06          $1,179
ANZ Capital Trust,
4.48%, 1/15/10                        9/21/06             888
Lloyds TSB Group PLC,
6.27%, 12/31/49                      11/06/06           1,205
Power Receivable Finance LLC,
6.29%, 1/1/12                         9/30/03             255
Shinsei Finance Cayman Ltd.,
6.42%, 7/20/16                        2/16/06           1,227
Sumitomo Mitsui Banking Corp.,
5.63%, 7/29/49                    7/15/05-1/27/06         865
Swiss Re Capital I LP,
6.85%, 5/29/49                        5/04/06           1,050
----------------------------------------------------------------

(2) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(3) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(4) When-Issued Security
(5) Investment relates to cash collateral received from portfolio securities loaned.
 +  Security is either wholly or partially on loan.

At November 30, 2006, the credit quality distribution (unaudited) for the Core Bond Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION *       %
---------------------------------
AAA                         79.6%
AA                           3.9
A                            6.6
BBB                          9.9
---------------------------------
Total                      100.0%
---------------------------------

* Standard & Poor's Rating Services

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  32  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                         FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2006

U.S. TREASURY INDEX PORTFOLIO

                                                       PRINCIPAL
                                                        AMOUNT       VALUE
                                                        (000S)       (000S)
----------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 98.4%
U.S. Treasury Bonds - 31.3%
   5.00%, 7/31/08 +                                   $     1,250   $  1,257
   12.50%, 8/15/14                                          1,000      1,201
   7.25%, 5/15/16 +                                         1,500      1,817
   9.00%, 11/15/18                                            700        984
   8.13%, 8/15/19 +                                         1,300      1,738
   8.75%, 8/15/20 +                                         1,000      1,415
   8.00%, 11/15/21 +                                        1,100      1,495
   6.25%, 8/15/23 +                                         1,150      1,360
   6.50%, 11/15/26 +                                        1,000      1,237
   6.13%, 11/15/27 +                                        1,000      1,195
   5.25%, 2/15/29 +                                         1,100      1,191
   6.25%, 5/15/30 +                                           500        615
----------------------------------------------------------------------------
                                                                      15,505
----------------------------------------------------------------------------
U.S. Treasury Notes - 67.1%
   3.00%, 2/15/08 +                                         1,300      1,273
   4.63%, 2/29/08                                           2,000      1,996
   5.63%, 5/15/08 +                                         2,000      2,025
   3.13%, 9/15/08 +                                         1,000        974
   3.13%, 10/15/08                                          2,300      2,239
   4.75%, 11/15/08                                          1,700      1,705
   3.00%, 2/15/09 +                                         1,600      1,548
   3.88%, 5/15/09                                           1,000        985
   3.63%, 7/15/09 +                                         1,000        979
   3.38%, 10/15/09 +                                        1,700      1,649
   3.50%, 2/15/10 +                                         1,100      1,068
   6.50%, 2/15/10 +                                           900        954
   3.88%, 5/15/10 +                                         1,600      1,570
   5.75%, 8/15/10 +                                         1,100      1,148
   5.00%, 2/15/11 +                                         1,900      1,943
   4.88%, 5/31/11                                           1,700      1,729
   4.63%, 10/31/11 +                                        1,200      1,209
   4.00%, 11/15/12 +                                          500        489
   3.63%, 5/15/13 +                                         1,500      1,434
   4.25%, 8/15/13 +                                         1,500      1,484
   4.25%, 11/15/13 +                                        1,000        989
   4.75%, 5/15/14 +                                         1,150      1,172
   4.00%, 2/15/15 +                                           900        872
   4.13%, 5/15/15 +                                           600        586
   4.50%, 11/15/15 +                                        1,250      1,254
----------------------------------------------------------------------------
                                                                      33,274
----------------------------------------------------------------------------
Total U.S. Government Obligations
(Cost $48,502)                                                        48,779
----------------------------------------------------------------------------

                                                        NUMBER       VALUE
                                                       OF SHARES     (000S)
----------------------------------------------------------------------------
INVESTMENT COMPANY - 23.2%
   Northern Institutional Funds -
    Liquid Assets Portfolio /(1)/                      11,502,696     11,503
----------------------------------------------------------------------------
Total Investment Company
(Cost $11,503)                                                        11,503
----------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT       VALUE
                                                        (000S)       (000S)
----------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 0.8%
   FHLB Discount Note,
   5.25%, 12/1/06                                     $       401        401
----------------------------------------------------------------------------
Total Short-Term Investment
(Cost $401)                                                              401
----------------------------------------------------------------------------
Total Investments - 122.4%
(Cost $60,406)                                                        60,683
----------------------------------------------------------------------------
   Liabilities less Other Assets - (22.4)%                           (11,101)
----------------------------------------------------------------------------
NET ASSETS - 100.0%                                                 $ 49,582
----------------------------------------------------------------------------

(1) Investment relates to cash collateral received from portfolio securities loaned.
 +  Security is either wholly or partially on loan.

At November 30, 2006, the credit quality distribution (unaudited) for the U.S. Treasury Index Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION *       %
---------------------------------
AAA                        100.0%
---------------------------------
Total                      100.0%
---------------------------------

* Standard & Poor's Rating Services

See Notes to the Financial Statements.

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  33  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERMEDIATE BOND PORTFOLIO

                                                          PRINCIPAL
                                                           AMOUNT     VALUE
                                                           (000S)     (000S)
----------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 25.4%
Automobile - 3.6%
   Daimler Chrysler Auto Trust, Series 2005-A,
     Class A4,
     3.74%, 2/8/10                                          $375      $  369
   Nissan Auto Receivables Owner Trust,
     Series 2005-A, Class A4,
     3.82%, 7/15/10                                          385         379
   USAA Auto Owner Trust, Series 2005-4,
     Class A4,
     4.89%, 8/15/12                                          380         380
----------------------------------------------------------------------------
                                                                       1,128
----------------------------------------------------------------------------
Commercial Mortgage Services - 19.9%
   Banc of America Commercial Mortgage,
     Inc., Series 2004-5, Class A2,
     4.18%, 11/10/41                                         255         250
   Bear Stearns Commercial Mortgage
     Securities, Series 2006-PW13, Class A4,
     5.54%, 9/11/41                                          465         479
   Chase Manhattan Bank-First Union
     National Bank, Series 1999-1, Class A2,
     7.44%, 8/15/31                                          505         532
   Commercial Mortgage Acceptance Corp.,
     Series 1998-C2, Class A3,
     6.04%, 9/15/30                                          340         343
   Commercial Mortgage Acceptance Corp.,
     Series 1999-C1, Class A2,
     7.03%, 6/15/31                                          279         290
   Commercial Mortgage Asset Trust,
     Series 1999-C1, Class A3,
     6.64%, 1/17/32                                          460         474
   Credit Suisse First Boston Mortgage
     Securities Corp., Series 2002-CKN2,
     Class A3,
     6.13%, 4/15/37                                          120         126
   Credit Suisse First Boston Mortgage
     Securities Corp., Series 2004-C5,
     Class A2,
     4.18%, 11/15/37                                         300         293
   DLJ Commercial Mortgage Corp.,
     Series 1998-CF2, Class A1B,
     6.24%, 11/12/31                                         294         298
   DLJ Commercial Mortgage Corp.,
     Series 1999-CG1, Class A1B,
     6.46%, 3/10/32                                          155         159
   Greenwich Capital Commercial Funding
     Corp., Series 2005-GG3, Class A2,
     4.31%, 8/10/42                                          115         113
   Greenwich Capital Commercial Funding
     Corp., Series 2006-GG7, Class A4,
     6.11%, 7/10/38                                          285         303
   JP Morgan Chase Commercial Mortgage
     Securities Corp., Series 2003-C1,
     Class A1,
     4.28%, 1/12/37                                          153         150
   JP Morgan Chase Commercial Mortgage
     Securities Corp., Series 2005-LDP1,
     Class A2,
     4.63%, 3/15/46                                          195         193
   LB Commercial Conduit Mortgage Trust,
     Series 1998-C1, Class A3,
     6.48%, 2/18/30                                          270         272
   LB-UBS Commercial Mortgage Trust,
     Series 2006-C6, Class A4,
     5.37%, 9/15/39                                          465         461
   LB-UBS Commercial Mortgage Trust,
     Series 2005-C3, Class A2,
     4.55%, 7/15/30                                          298         294
   LB-UBS Commercial Mortgage Trust,
     Series 2005-C5, Class A2,
     4.89%, 9/15/30                                          275         275
   Merrill Lynch Mortgage Trust,
     Series 2004-BPC1, Class A2,
     4.07%, 10/12/41                                         265         259
   Morgan Stanley Capital I, Series 2003-T11,
     Class A4,
     5.15%, 6/13/41                                          155         156
   Morgan Stanley Capital I, Series 2006-HQ9,
     Class A4,
     5.73%, 7/12/44                                          335         350
   Morgan Stanley Dean Witter Capital I,
     Series 2001-TOP3, Class A4,
     6.39%, 7/15/33                                          125         132
----------------------------------------------------------------------------
                                                                       6,202
----------------------------------------------------------------------------
Credit Card - 1.4%
   Citibank Credit Card Issuance Trust,
     Series 2003-A3, Class A3,
     3.10%, 3/10/10                                          245         239
   MBNA Credit Card Master Note Trust,
     Series 2003-A6, Class A6,
     2.75%, 10/15/10                                         200         194
----------------------------------------------------------------------------
                                                                         433
----------------------------------------------------------------------------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  34  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2006

                                                          PRINCIPAL
                                                           AMOUNT      VALUE
                                                           (000S)      (000S)
-----------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 25.4% - CONTINUED
Whole Loan - 0.5%
 Washington Mutual, Inc., Series 2003-AR7,
   Class A5,
   3.07%, 8/25/33                                           $159       $  156
-----------------------------------------------------------------------------
Total Asset-Backed Securities
(Cost $8,009)                                                           7,919
-----------------------------------------------------------------------------
CORPORATE BONDS - 32.0%
Apparel - 0.6%
 Levi Strauss & Co.,
   12.25%, 12/15/12                                          155          173
-----------------------------------------------------------------------------
Auto Parts & Equipment - 0.3%
 Lear Corp.,
   8.11%, 5/15/09 +                                           90           95
-----------------------------------------------------------------------------
Banks - 1.3%
 JPMorgan Chase Bank N.A.,
   5.88%, 6/13/16                                            300          314
 RBS Capital Trust III,
   5.51%, 9/29/49                                             90           89
-----------------------------------------------------------------------------
                                                                          403
-----------------------------------------------------------------------------
Computers - 0.0%
 Sungard Data Systems, Inc.,
   9.13%, 8/15/13                                              4            4
-----------------------------------------------------------------------------
Diversified Financial Services - 15.0%
 AES (The) Corp.,
   9.50%, 6/1/09                                             200          214
 Allstate Life Global Funding Trusts,
   4.50%, 5/29/09 +                                          205          203
 American General Finance Corp.,
   5.38%, 10/1/12                                            235          237
 ANZ Capital Trust, /(1) (2)/
   4.48%, 1/15/10                                            150          147
 Caterpillar Financial Services Corp.,
   4.15%, 1/15/10 +                                          205          200
 Citigroup, Inc.,
   5.00%, 9/15/14                                            175          173
 General Electric Capital Corp.,
   5.88%, 2/15/12                                            700          727
 Goldman Sachs Group, Inc.,
   5.75%, 10/1/16 +                                          155          160
 HSBC Finance Corp.,
   5.70%, 6/1/11 +                                           270          277
 International Lease Finance Corp.,
   5.40%, 2/15/12                                            245          248
 Lehman Brothers Holdings, Inc.,
   5.75%, 5/17/13 +                                          125          128
 Merrill Lynch & Co., Inc.,
   6.05%, 5/16/16                                            195          205
 Morgan Stanley,
   5.75%, 10/18/16 +                                         300          309
 Nelnet, Inc.,
   7.40%, 9/29/36                                            150          153
 Power Receivable Finance LLC,/(1)(2)/
   6.29%, 1/1/12 +                                            68           68
 Residential Capital Corp.,
   7.20%, 4/17/09 /(1)(2)/                                   190          190
   6.38%, 6/30/10                                            290          297
 Swiss Re Capital I LP, /(1) (2)/
   6.85%, 5/29/49 +                                          185          197
 TRAINS, /(1) (2)/
   7.55%, 5/1/16 +                                           427          433
 UBS Preferred Funding Trust V,
   6.24%, 5/12/16 +                                           90           95
-----------------------------------------------------------------------------
                                                                        4,661
-----------------------------------------------------------------------------
Electric - 1.3%
 PSEG Energy Holdings LLC,
   10.00%, 10/1/09 +                                         195          214
 PSEG Power LLC,
   5.50%, 12/1/15                                             95           94
 Public Service Electric & Gas,
   4.00%, 11/1/08                                             95           93
-----------------------------------------------------------------------------
                                                                          401
-----------------------------------------------------------------------------
Healthcare - Services - 1.0%
 HCA, Inc., /(2)/
   9.13%, 11/15/14 +                                        110          115
 Tenet Healthcare Corp.,
   7.38%, 2/1/13 +                                            4            3
 UnitedHealth Group, Inc.,
   4.88%, 3/15/15 +                                         185          180
----------------------------------------------------------------------------
                                                                         298
----------------------------------------------------------------------------

See Notes to the Financial Statements.

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  35  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

SCHEDULEOFINVESTMENTS

INTERMEDIATE BOND PORT FOLIO (continued)

                                                          PRINCIPAL
                                                           AMOUNT     VALUE
                                                           (0 00S)    (000S)
----------------------------------------------------------------------------
CORPORATE BONDS - 32.0% - CONTINUED
Holding Companies - Diversified - 0.5%
  Kansas City Southern Railway,
   9.50%, 10/1/08                                           $140      $  146
----------------------------------------------------------------------------
Insurance - 1.9%
  Genworth Financial, Inc.,
   6.15%, 11/15/66                                           130         132
  Lincoln National Corp.,
   7.00%, 5/17/66                                            115         124
  Protective Life Secured Trust,
   4.85%, 8/16/10                                            165         164
  Reinsurance Group of America, Inc.,
   6.75%, 12/15/65                                           180         182
----------------------------------------------------------------------------
                                                                         602
----------------------------------------------------------------------------
Lodging - 0.9%
  Harrah's Operating Co., Inc.,
   6.50%, 6/1/16                                             150         134
  MGM Mirage,
   8.50%, 9/15/10                                            150         160
----------------------------------------------------------------------------
                                                                         294
----------------------------------------------------------------------------
Machinery - Diversified - 0.4%
  Case New Holland, Inc.,
   9.25%, 8/1/11                                             115         122
----------------------------------------------------------------------------
Media - 2.3%
  Charter Communications Operating
   LLC/Charter Communications
   Operating Capital, /(1) (2)/
   8.00%, 4/30/12 +                                          155         159
  Comcast Corp.,
   4.95%, 6/15/16                                            365         346
  Time Warner, Inc.,
   5.88%, 11/15/16 +                                         215         217
----------------------------------------------------------------------------
                                                                         722
----------------------------------------------------------------------------
Oil & Gas - 2.8%
  Chesapeake Energy Corp.,
   7.50%, 6/15/14                                            110         114
  Devon Financing Corp. ULC,
   6.88%, 9/30/11                                            125         134
  Premcor Refining (The) Group, Inc.,
   9.50%, 2/1/13                                              75          81
   6.75%, 5/1/14                                             330         340
  XTO Energy, Inc.,
   5.30%, 6/30/15                                            215         211
----------------------------------------------------------------------------
                                                                         880
----------------------------------------------------------------------------
Oil & Gas Services - 0.4%
  Dresser-Rand Group, Inc.,
   7.38%, 11/1/14                                            130         131
----------------------------------------------------------------------------
Pipelines - 1.3%
  Consolidated Natural Gas Co.,
   5.00%, 3/1/14                                             275         269
  Williams Cos., Inc.,
   8.13%, 3/15/12                                            115         124
----------------------------------------------------------------------------
                                                                         393
----------------------------------------------------------------------------
Real Estate - 0.6%
  EOP Operating LP,
   7.00%, 7/15/11                                            185         201
----------------------------------------------------------------------------
Real Estate Investment Trusts - 0.3%
  iStar Financial, Inc.,
   5.88%, 3/15/16                                            105         106
----------------------------------------------------------------------------
Telecommunications - 1.1%
  Sprint Capital Corp.,
   6.90%, 5/1/19 +                                           125         132
  Verizon New Jersey, Inc.,
   5.88%, 1/17/12                                            150         154
  Verizon of New England, Inc.,
   6.50%, 9/15/11 +                                           65          67
----------------------------------------------------------------------------
                                                                         353
----------------------------------------------------------------------------
Total Corporate Bonds
(Cost $9,891)                                                          9,985
----------------------------------------------------------------------------
FOREIGN ISSUER BONDS - 5.0%
Banks - 2.3%
  Lloyds TSB Group PLC, /(1) (2)/
   6.27%, 12/31/49                                           195         198
  Shinsei Finance Cayman Ltd., /(1)(2)/
   6.42%, 7/20/16                                            275         279
  Sumitomo Mitsui Banking Corp., /(1) (2)/
   5.63%, 7/29/49                                            250         249
----------------------------------------------------------------------------
                                                                         726
----------------------------------------------------------------------------
Diversified Financial Services - 1.6%
  Galaxy Entertainment Finance Co. Ltd., /(1) (2)/
   9.88%, 12/15/12 +                                         150         160
  MUFG Capital Finance 1 Ltd.,
   6.35%, 7/25/16 +                                          340         351
----------------------------------------------------------------------------
                                                                         511
----------------------------------------------------------------------------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  36  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2006

                                                        PRINCIPAL
                                                         AMOUNT       VALUE
                                                         (000S)       (000S)
----------------------------------------------------------------------------
FOREIGN ISSUER BONDS - 5.0% - CONTINUED
Insurance - 0.4%
  Allied World Assurance Holdings Ltd. of
   Bermuda,
   7.50%, 8/1/16                                        $      100   $   110
----------------------------------------------------------------------------
Telecommunications - 0.7%
  Telefonos de Mexico S.A. de CV,
   4.75%, 1/27/10                                              210       207
----------------------------------------------------------------------------
Total Foreign Issuer Bonds
(Cost $1,526)                                                          1,554
----------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 24.8% /(3)/
Fannie Mae - 13.1%
   4.00%, 2/28/07                                              495       494
   5.40%, 4/13/09                                            2,370     2,370
   5.75%, 6/29/09                                            1,215     1,218
----------------------------------------------------------------------------
                                                                       4,082
----------------------------------------------------------------------------
Federal Home Loan Bank - 1.1%
   4.90%, 11/21/07                                             340       339
----------------------------------------------------------------------------
Freddie Mac - 1.5%
   5.00%, 2/8/08                                               490       490
----------------------------------------------------------------------------
Freddie Mac Gold - 9.1%
  Pool TBA, /(4)/
   6.00%, 12/1/28                                            1,555     1,572
   5.50%, 12/1/29                                            1,265     1,261
----------------------------------------------------------------------------
                                                                       2,833
----------------------------------------------------------------------------
Total U.S. Government Agencies
(Cost $7,712)                                                          7,744
----------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 10.7%
U.S. Treasury Notes - 10.7%
   4.63%, 10/31/11 +                                         2,439     2,458
   4.63%, 11/15/16 +                                           859       870
----------------------------------------------------------------------------
                                                                       3,328
----------------------------------------------------------------------------
Total U.S. Government Obligations
(Cost $3,308)                                                          3,328
----------------------------------------------------------------------------

                                                         NUMBER       VALUE
                                                        OF SHARES     (000S)
----------------------------------------------------------------------------
INVESTMENT COMPANY - 19.5%
  Northern Institutional Funds -
   Liquid Assets Portfolio /(5)/                         6,079,991   $ 6,080
----------------------------------------------------------------------------
Total Investment Company
(Cost $6,080)                                                          6,080
----------------------------------------------------------------------------

                                                        PRINCIPAL
                                                         AMOUNT       VALUE
                                                         (000S)       (000S)
----------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 10.9%
  Societe Generale, Grand Cayman,
   Eurodollar Time Deposit,
   5.31%, 12/1/06                                       $    3,413     3,413
----------------------------------------------------------------------------
Total Short-Term Investment
(Cost $3,413)                                                          3,413
----------------------------------------------------------------------------
Total Investments - 128.3%
(Cost $39,939)                                                        40,023
----------------------------------------------------------------------------
  Liabilities less Other Assets - (28.3)%                             (8,820)
----------------------------------------------------------------------------
NET ASSETS - 100.0%                                                  $31,203
----------------------------------------------------------------------------

See Notes to the Financial Statements.

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  37  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2006

INTER MEDIATE BOND PORTFOLIO (continued)

(1) Restricted security that has been deemed illiquid. At November 30, 2006, the value of these restricted illiquid securities amounted to approximately $2,080,000 or 6.7% of net assets. Additional information on each restricted illiquid security is as follows:

                                                                 ACQUISITION
                                                 ACQUISITION        COST
SECURITY                                            DATE           (000S)
----------------------------------------------------------------------------
ANZ Capital Trust,
4.48%, 1/15/10                                     9/21/06          $146
Charter Communications Operating LLC/Charter
 Communications Operating Capital,
8.00%, 4/30/12                                 10/6/06-10/12/06      158
Galaxy Entertainment Finance Co. Ltd.,
9.88%, 12/15/12                                 5/9/06-7/21/06       158
Lloyds TSB Group PLC,
6.27%, 12/31/49                                    11/6/06           195
Power Receivable Finance LLC,
6.29%, 1/1/12                                  9/30/03-7/22/05        68
Residential Capital Corp.,
7.20%, 4/17/09                                     9/29/06           191
Shinsei Finance Cayman Ltd.,
6.42%, 7/20/16                                     2/16/06           277
Sumitomo Mitsui Banking Corp.,
5.63%, 7/29/49                                     7/15/05           249
Swiss Re Capital I LP,
6.85%, 5/29/49                                      5/4/06           185
TRAINS,
7.55%, 5/1/16                                       6/7/06           428
----------------------------------------------------------------------------

(2) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(3) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(4) When-Issued Security
(5) Investment relates to cash collateral received from portfolio securities loaned.
 +  Security is either wholly or partially on loan.

At November 30, 2006, the credit quality distribution (unaudited) for the Intermediate Bond Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION *      %
--------------------------------
AAA                        64.8%
AA                          6.3
A                           8.4
BBB                        12.7
BB                          2.8
B or Lower                  5.0
--------------------------------
Total                     100.0%
--------------------------------

* Standard & Poor's Rating Services

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  38  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                         FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2006

SHORT - INTERMEDIATE BOND PORTFOLIO

                                                         PRINCIPAL
                                                          AMOUNT     VALUE
                                                          (000S)     (000S)
----------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 24.3%
Automobile - 2.6%
  Daimler Chrysler Auto Trust,
   Series 2005-A, Class A4,
   3.74%, 2/8/10                                          $1,550     $ 1,526
  Nissan Auto Receivables Owner Trust,
   Series 2005-A, Class A4,
   3.82%, 7/15/10                                          1,570       1,544
  USAA Auto Owner Trust, Series 2005-4,
   Class A4,
   4.89%, 8/15/12                                          1,555       1,555
----------------------------------------------------------------------------
                                                                       4,625
----------------------------------------------------------------------------
Commercial Mortgage Services - 21.2%
  Bear Stearns Commercial Mortgage
   Securities, Series 2005-PWR9,
   Class A2,
   4.74%, 9/11/42                                          1,375       1,364
  Bear Stearns Commercial Mortgage
   Securities, Series 2006-PW13,
   Class A4,
   5.43%, 9/11/41                                          2,500       2,544
  Chase Manhattan Bank-First Union
   National Bank, Series 1999-1, Class A2,
   7.44%, 8/15/31                                          2,500       2,633
  Commercial Mortgage Acceptance Corp.,
   Series 1998-C2, Class A3,
   6.04%, 9/15/30                                          1,480       1,494
  Commercial Mortgage Acceptance Corp.,
   Series 1999-C1, Class A2,
   7.03%, 6/15/31                                          1,109       1,150
  Commercial Mortgage Asset Trust,
   Series 1999-C1, Class A3,
   6.64%, 1/17/32                                          2,250       2,320
  Credit Suisse First Boston Mortgage
   Securities Corp., Series 2002-CKN2,
   Class A3,
   6.13%, 4/15/37                                          2,500       2,621
  Credit Suisse First Boston Mortgage
   Securities Corp., Series 2004-C5,
   Class A2,
   4.18%, 11/15/37                                         1,505       1,470
  DLJ Commercial Mortgage Corp.,
   Series 1998-CF2, Class A1B,
   6.24%, 11/12/31                                         1,061       1,077
  DLJ Commercial Mortgage Corp.,
   Series 1999-CG1, Class A1B,
   6.46%, 3/10/32                                            645         662
  Greenwich Capital Commercial Funding
   Corp., Series 2005-GG3, Class A2,
   4.31%, 8/10/42                                            475         466
  JP Morgan Chase Commercial Mortgage
   Securities Corp., Series 2003-C1,
   Class A1,
   4.28%, 1/12/37                                            565         554
  JP Morgan Chase Commercial Mortgage
   Securities Corp., Series 2005-LDP1,
   Class A2,
   4.63%, 3/15/46                                          1,580       1,564
  LB Commercial Conduit Mortgage Trust,
   Series 1998-C1, Class A3,
   6.48%, 2/18/30                                          1,190       1,198
  LB-UBS Commercial Mortgage Trust,
   5.26%, 9/15/39                                          2,500       2,526
  LB-UBS Commercial Mortgage Trust,
   Series 2005-C3, Class A2,
   4.55%, 7/15/30                                          1,485       1,467
  LB-UBS Commercial Mortgage Trust,
   Series 2005-C5, Class A2,
   4.89%, 9/15/30                                          1,125       1,123
  Merrill Lynch Mortgage Trust,
   Series 2004-BPC1, Class A2,
   4.07%, 10/12/41                                         1,400       1,369
  Morgan Stanley Capital I,
   Series 2003-T11, Class A4,
   5.15%, 6/13/41                                          1,795       1,804
  Morgan Stanley Capital I,
   Series 2006-HQ9, Class A2,
   5.62%, 7/20/44                                          2,500       2,565
  Morgan Stanley Dean Witter Capital I,
   Series 2001-TOP3, Class A4,
   6.39%, 7/15/33                                          2,280       2,398
  Prudential Securities Secured Financing
   Corp., Series 1998-C1, Class A1B,
   6.51%, 7/15/08                                          2,746       2,772
----------------------------------------------------------------------------
                                                                      37,141
----------------------------------------------------------------------------
Home Equity - 0.1%
  EQCC Trust, Series 2002-1, Class 2A,
   5.62%, 11/25/31                                           118         118
----------------------------------------------------------------------------

See Notes to the Financial Statements.

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  39  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS

SHORT - INTERMEDIATE BOND PORTFOLIO (continued)

                                                         PRINCIPAL
                                                          AMOUNT     VALUE
                                                          (000S)     (000S)
----------------------------------------------------------------------------
ASSET-BACKED SECURITIES - 24.3% - CONTINUED
Whole Loan - 0.4%
  Washington Mutual, Inc.,
   Series 2003-AR7, Class A5,
   3.07%, 8/25/33                                         $  738     $   723
----------------------------------------------------------------------------
Total Asset-Backed Securities
(Cost $42,801)                                                        42,607
----------------------------------------------------------------------------
CORPORATE BONDS - 27.8%
Apparel - 0.6%
  Levi Strauss & Co.,
   12.25%, 12/15/12 +                                        955       1,066
----------------------------------------------------------------------------
Auto Manufacturers - 1.3%
  DaimlerChrysler N.A. Holding Corp.,
   7.20%, 9/1/09                                           2,230       2,328
----------------------------------------------------------------------------
Auto Parts & Equipment - 0.3%
  Lear Corp.,
   8.11%, 5/15/09 +                                          540         569
----------------------------------------------------------------------------
Diversified Financial Services - 14.9%
  Allstate Life Global Funding Trusts,
   3.85%, 1/25/08                                          1,020       1,005
  American General Finance Corp.,
   5.38%, 10/1/12 +                                        1,500       1,513
  ANZ Capital Trust
   9.50%, 6/1/09 +                                         1,030       1,102
   4.48%, 1/15/10 /(1) (2)/                                  900         881
  Associates Corp. of North America,
   6.25%, 11/1/08 +                                          950         969
  General Electric Capital Corp.,
   5.88%, 2/15/12                                          3,155       3,277
  General Motors Acceptance Corp.,
   5.63%, 5/15/09 +                                          750         745
  Goldman Sachs Group, Inc.,
   4.13%, 1/15/08 +                                        1,500       1,484
  HSBC Finance Corp.,
   4.63%, 1/15/08 +                                        1,820       1,810
  International Lease Finance Corp.,
   3.75%, 8/1/07 +                                           550         544
   5.40%, 2/15/12 +                                        1,070       1,083
  John Deere Capital Corp.,
   4.88%, 3/16/09 +                                        1,125       1,121
  JPMorgan Chase & Co.,
   4.89%, 9/1/15                                           3,080       3,043
  MBNA America Bank N.A.,
   5.38%, 1/15/08 +                                          750         750
  Merrill Lynch & Co, Inc.,
   5.77%, 7/25/11 +                                        1,790       1,844
  Morgan Stanley,
   5.63%, 1/9/12 +                                         1,810       1,852
  National Rural Utilities Cooperative
   Finance Corp.,
   3.88%, 2/15/08 +                                          750         739
  Nelnet, Inc.,
   7.40%, 9/29/36                                            860         879
  Residential Capital Corp.,
   6.38%, 6/30/10                                          1,460       1,495
----------------------------------------------------------------------------
                                                                      26,136
----------------------------------------------------------------------------
Electric - 2.3%
  Alabama Power Co.,
   3.50%, 11/15/07 +                                       1,340       1,320
  Edison Mission Energy,
   7.73%, 6/15/09                                            785         814
  PSEG Energy Holdings LLC,
   10.00%, 10/1/09 +                                         920       1,007
  Public Service Electric & Gas,
   4.00%, 11/1/08                                            880         861
----------------------------------------------------------------------------
                                                                       4,002
----------------------------------------------------------------------------
Food - 0.5%
  Kraft Foods, Inc.,
   5.25%, 6/1/07                                             860         859
----------------------------------------------------------------------------
Holding Companies - Diversified - 0.6%
  Kansas City Southern Railway,
   9.50%, 10/1/08                                          1,050       1,099
----------------------------------------------------------------------------
Insurance - 0.2%
  Prudential Financial, Inc.,
   3.75%, 5/1/08                                             275         269
----------------------------------------------------------------------------
Lodging - 0.5%
  MGM Mirage,
   8.50%, 9/15/10                                            875         934
----------------------------------------------------------------------------
Machinery - Diversified - 0.4%
  Case New Holland, Inc.,
   9.25%, 8/1/11                                             560         594
----------------------------------------------------------------------------

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  40  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30, 2006

                                                        PRINCIPAL
                                                         AMOUNT      VALUE
                                                         (000S)      (000S)
----------------------------------------------------------------------------
CORPORATE BONDS - 27.8% - CONTINUED
Media - 0.5%
 AOL Time Warner, Inc.,
   6.75%, 4/15/11                                        $  855      $   902
----------------------------------------------------------------------------
Oil & Gas - 1.7%
 Devon Financing Corp. ULC,
   6.88%, 9/30/11                                           750          802
 Premcor Refining Group (The), Inc.,
   9.50%, 2/1/13                                            345          374
   6.75%, 5/1/14                                          1,315        1,355
 USX Corp.,
   6.85%, 3/1/08                                            400          406
----------------------------------------------------------------------------
                                                                       2,937
----------------------------------------------------------------------------
Pipelines - 0.7%
 Duke Capital LLC,
   4.37%, 3/1/09                                            500          490
 Williams Cos., Inc.,
   8.13%, 3/15/12                                           690          742
----------------------------------------------------------------------------
                                                                       1,232
----------------------------------------------------------------------------
Real Estate - 0.7%
 EOP Operating LP,
   7.00%, 7/15/11                                         1,170        1,271
----------------------------------------------------------------------------
Savings & Loans - 1.0%
 Washington Mutual, Inc.,
   4.00%, 1/15/09 +                                       1,770        1,732
----------------------------------------------------------------------------
Telecommunications - 1.6%
 GTE Corp.,
   7.51%, 4/1/09 +                                        1,000        1,048
 Sprint Capital Corp.,
   6.00%, 1/15/07                                           595          595
   8.38%, 3/15/12 +                                         700          789
 Verizon New Jersey, Inc.,
   5.88%, 1/17/12 +                                         400          410
----------------------------------------------------------------------------
                                                                       2,842
----------------------------------------------------------------------------
Total Corporate Bonds
(Cost $48,727)                                                        48,772
----------------------------------------------------------------------------
FOREIGN ISSUER BONDS - 0.5%
Telecommunications - 0.5%
 Telefonos de Mexico S.A. de CV,
   4.75%, 1/27/10                                           885          875
----------------------------------------------------------------------------
Total Foreign Issuer Bonds
(Cost $885)                                                              875
----------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 26.3% /(3)/
Fannie Mae - 18.1%
   4.00%, 2/28/07                                         8,160        8,135
   5.40%, 4/13/09                                         6,055        6,056
   4.25%, 5/15/09                                         5,752        5,686
   5.75%, 6/29/09                                           520          521
   5.63%, 5/19/11                                         5,435        5,468
 Pool #555649,
   7.50%, 10/1/32                                           211          220
 Pool TBA, /(4)/
   5.50%, 12/31/34                                        5,615        5,594
----------------------------------------------------------------------------
                                                                      31,680
----------------------------------------------------------------------------
Federal Home Loan Bank - 3.2%
   4.25%, 4/16/07                                         3,785        3,772
   4.90%, 11/21/07                                        1,760        1,757
----------------------------------------------------------------------------
                                                                       5,529
----------------------------------------------------------------------------
Freddie Mac - 0.7%
   5.00%, 2/8/08                                          1,300        1,299
----------------------------------------------------------------------------
Freddie Mac Gold - 0.8%
 Pool TBA, /(4)/
   6.00%, 12/1/28                                         1,470        1,486
----------------------------------------------------------------------------
Small Business Administration - 3.5%
 Participation Certificates,
   Series 2005-20L, Class 1,
   5.39%, 12/1/25                                         1,619        1,651
 Participation Certificates,
   Series 2006-20B, Class 1,
   5.35%, 2/1/26                                          1,180        1,202
 Participation Certificates,
   Series 2006-20D, Class 1,
   5.64%, 4/1/26                                          1,027        1,062
----------------------------------------------------------------------------

See Notes to the Financial Statements.

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  41  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2006

SHORT-INTERMEDIATE BOND PORTFOLIO (continued)

                                                        PRINCIPAL
                                                         AMOUNT      VALUE
                                                         (000S)      (000S)
----------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 26.3% /(3)/ - CONTINUED
Small Business Administration - 3.5% - (continued)
 Series 2005-P10B, Class 1,
   4.94%, 8/10/15                                      $     2,122  $  2,124
----------------------------------------------------------------------------
                                                                       6,039
----------------------------------------------------------------------------
Total U.S. Government Agencies
(Cost $45,855)                                                        46,033
----------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 18.4%
U.S. Treasury Notes - 18.4%
   4.88%, 8/31/08 +                                          4,425     4,441
   4.88%, 10/31/08 +                                        10,430    10,476
   4.88%, 8/15/09 +                                          3,963     3,997
   4.63%, 11/15/09 +                                         1,230     1,234
   4.63%, 10/31/11 +                                        10,057    10,133
   4.63%, 11/15/16 +                                         1,960     1,986
----------------------------------------------------------------------------
                                                                      32,267
----------------------------------------------------------------------------
Total U.S. Government Obligations
(Cost $32,203)                                                        32,267
----------------------------------------------------------------------------

                                                         NUMBER      VALUE
                                                        OF SHARES    (000S)
----------------------------------------------------------------------------
INVESTMENT COMPANY - 20.6%
 Northern Institutional Funds -
   Liquid Assets Portfolio /(5)/                        35,997,688    35,998
----------------------------------------------------------------------------
Total Investment Company
(Cost $35,998)                                                        35,998
----------------------------------------------------------------------------

                                                        PRINCIPAL
                                                         AMOUNT      VALUE
                                                         (000S)      (000S)
----------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 10.1%
 Societe Generale, Grand Cayman,
   Eurodollar Time Deposit,
   5.31%, 12/1/06                                      $    17,647    17,647
----------------------------------------------------------------------------
Total Short-Term Investment
(Cost $17,647)                                                        17,647
----------------------------------------------------------------------------
Total Investments - 128.0%
(Cost $224,116)                                                      224,199
----------------------------------------------------------------------------
Liabilities less Other Assets - (28.0)%                              (49,056)
----------------------------------------------------------------------------
NET ASSETS - 100.0%                                                 $175,143
----------------------------------------------------------------------------

(1) Restricted security that has been deemed illiquid. At November 30, 2006, the value of these restricted illiquid securities amounted to approximately $881,000 or 0.5% of net assets. Additional information on each restricted illiquid security is as follows:

                                 ACQUISITION
                   ACQUISITION      COST
SECURITY              DATE         (000S)
--------------------------------------------
ANZ Capital Trust,
4.48%, 1/15/10       9/21/06        $874
--------------------------------------------

(2) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(3) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(4)  When-Issued Security
(5) Investment relates to cash collateral received from portfolio securities loaned.
 +   Security is either wholly or partially on loan.

At November 30, 2006, the credit quality distribution (unaudited) for the Short-Intermediate Bond Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION *        %
----------------------------------
AAA                          73.3%
AA                            6.5
A                             8.4
BBB                           6.8
BB                            2.8
B or Lower                    2.2
----------------------------------
Total                       100.0%
----------------------------------

* Standard & Poor's Rating Services

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  42  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                         FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2006

U.S. GOVERNMENT SECURITIES PORTFOLIO

                                                       PRINCIPAL
                                                        AMOUNT       VALUE
                                                        (000S)       (000S)
----------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES - 64.2% /(1)/
Fannie Mae - 35.6%
   5.28%, 2/27/09                                     $     3,800   $  3,800
   5.40%, 4/13/09                                           3,825      3,826
   5.75%, 6/29/09                                           3,890      3,899
   5.63%, 5/19/11                                           2,130      2,143
 Pool #00587,
   5.63%, 5/19/11 +                                         4,510      4,585
 Pool #555649,
   7.50%, 10/1/32                                             152        159
 Pool #725787,
   5.00%, 9/1/19                                            2,692      2,670
 Pool TBA, /(2)/
   6.00%, 12/1/28                                           3,782      3,849
----------------------------------------------------------------------------
                                                                      24,931
----------------------------------------------------------------------------
Federal Home Loan Bank - 6.2%
   4.25%, 4/16/07                                           2,222      2,214
   5.50%, 10/19/16                                          2,120      2,133
----------------------------------------------------------------------------
                                                                       4,347
----------------------------------------------------------------------------
Freddie Mac - 2.1%
 Pool #410092,
   6.91%, 11/1/24                                              16         17
 Series 2944, Class WD,
   5.50%, 11/15/28                                          1,415      1,422
----------------------------------------------------------------------------
                                                                       1,439
----------------------------------------------------------------------------
Freddie Mac Gold - 13.0%
 Pool #E91020,
   5.50%, 8/1/17                                              494        498
 Pool TBA, /(2)/
   5.50%, 12/1/29                                           8,600      8,570
----------------------------------------------------------------------------
                                                                       9,068
----------------------------------------------------------------------------
Small Business Administration - 7.3%
 Participation Certificates,
   Series 2005-20L, Class 1,
   5.39%, 12/1/25                                             814        830
 Participation Certificates,
   Series 2006-20B, Class 1,
   5.35%, 2/1/26                                              689        701
 Participation Certificates,
   Series 2006-20D, Class 1,
   5.64%, 4/1/26                                              910        942
 Participation Certificates,
   Series 2006-20K, Class 1,
   5.36%, 11/1/26                                           1,445      1,472
 Series 2005-P10B, Class 1,
   4.94%, 8/10/15                                           1,168      1,169
----------------------------------------------------------------------------
                                                                       5,114
----------------------------------------------------------------------------
Total U.S. Government Agencies
(Cost $44,721)                                                        44,899
----------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 33.5%
U.S. Treasury Notes - 33.5%
   4.63%, 11/15/09 +                                       22,200     22,271
   4.63%, 10/31/11 +                                        1,180      1,189
----------------------------------------------------------------------------
                                                                      23,460
----------------------------------------------------------------------------
Total U.S. Government Obligations
(Cost $23,346)                                                        23,460
----------------------------------------------------------------------------

                                                        NUMBER       VALUE
                                                       OF SHARES     (000S)
----------------------------------------------------------------------------
INVESTMENT COMPANY - 36.6%
 Northern Institutional Funds -
   Liquid Assets Portfolio /(3)/                       25,592,150     25,592
----------------------------------------------------------------------------
Total Investment Company
(Cost $25,592)                                                        25,592
----------------------------------------------------------------------------

                                                       PRINCIPAL
                                                        AMOUNT       VALUE
                                                        (000S)       (000S)
----------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 19.4%
 FHLB Discount Note,
   5.25%, 12/1/06                                     $    13,595     13,595
----------------------------------------------------------------------------
Total Short-Term Investment
(Cost $13,595)                                                        13,595
----------------------------------------------------------------------------
Total Investments - 153.7%
(Cost $107,254)                                                      107,546
----------------------------------------------------------------------------
Liabilities less Other Assets - (53.7)%                              (37,556)
----------------------------------------------------------------------------
NET ASSETS - 100.0%                                                 $ 69,990
----------------------------------------------------------------------------

(1) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(2)  When-Issued Security
(3) Investment relates to cash collateral received from portfolio securities loaned.
 +   Security is either wholly or partially on loan.

See Notes to the Financial Statements.

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT  43  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

SCHEDULE OF INVESTMENTS                                        NOVEMBER 30, 2006

U.S. GOVERNMENT SECURITIES PORTFOLIO (continued)

At November 30, 2006, the credit quality distribution (unaudited) for the U.S. Government Securities Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION *        %
----------------------------------
AAA                         100.0%
----------------------------------
Total                       100.0%
----------------------------------

* Standard & Poor's Rating Services

See Notes to the Financial Statements.

FIXED INCOME PORTFOLIOS  44  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        FIXED INCOME PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS
                                                              NOVEMBER 30, 2006


1   ORGANIZATION
Northern Institutional Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 22 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Bond, Core Bond, U.S. Treasury Index, Intermediate Bond, Short-Intermediate Bond, and U.S. Government Securities Portfolios (collectively, the "Portfolios" or "Fixed Income Portfolios") are separate investment portfolios of the Trust, all of which are diversified portfolios. Presented herein are the financial statements for the Fixed Income Portfolios. Effective December 31, 2006, the name of the Northern Institutional Funds Short-Intermediate Bond Portfolio will be changed to the Northern Institutional Funds Short Bond Portfolio.

Northern Trust Investments, N.A. ("NTI") and Northern Trust Global Investments Limited ("NTGIL"), each a direct or indirect subsidiary of The Northern Trust Company ("Northern Trust"), serve jointly as the investment advisers for the Bond, Intermediate Bond and Short-Intermediate Bond Portfolios. NTI serves as the investment adviser for each of the other Portfolios. Northern Trust also serves as the custodian and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") serve as the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor.

Each of the Fixed Income Portfolios is authorized to issue three classes: Class A, C and D. Each class is distinguished by the level of administrative, liaison and transfer agent services provided. At November 30, 2006, Class A, Class C and Class D shares were outstanding for certain Portfolios.

2   SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the Nasdaq Stock Market, Inc. are principally valued at the regular trading session closing price on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the Nasdaq Stock Market, Inc. are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value ("NAV"). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars, and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to Board of Trustees authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Portfolio if an event occurs after the publication of market values normally used by a Portfolio but before the time as of which the Portfolio calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guid-

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 45  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS
ance. This may occur particularly with respect to certain foreign securities held by a Portfolio, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Portfolio's NAV is calculated. The use of fair valuation involves the risk that the values used by the Portfolios to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) STRIPPED SECURITIES - Stripped securities represent the right to receive future interest payments (interest-only stripped securities) or principal payments (principal-only stripped securities). The value of variable rate interest-only stripped securities varies directly with changes in interest rates, while the value of fixed rate interest-only stripped securities and the value of principal-only stripped securities vary inversely with changes in interest rates.

C) FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the forward rates on the New York exchange normally at approximately 3:00 P.M. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included in the Statements of Operations with net realized and unrealized gains (losses) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in foreign currency transactions in the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Certain Portfolios are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Portfolio's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Portfolio's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are "marked-to-market" daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Portfolio records realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or is extinguished by delivery of the currency.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Statements of Operations reflect gains or losses, if any, as realized in foreign currency transactions and as unrealized in forward foreign currency exchange contracts.

E) WHEN-ISSUED/DELAYED DELIVERY SECURITIES - Each of the Portfolios may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolio enters into the commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until settlement takes place. At the time the Portfolio enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued securities at November 30, 2006, if any, are noted in each of the Portfolios' Schedule of Investments and Statement of Assets and Liabilities.

F) MORTGAGE DOLLAR ROLLS - The Portfolios may enter into mortgage "dollar rolls" in which a Portfolio sells securities for delivery in the future (generally within 30 days) and simultaneously contracts with the same counterparty to repurchase other mortgage securities on a specified future date. During the roll period, a Portfolio loses the right to receive principal and interest paid on the securities sold. However, a Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase.

For financial reporting and tax purposes, the Portfolios treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale.

G) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Portfolios determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest-only or principal-only

          FIXED INCOME PORTFOLIOS 46  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

securities, the current effective yield. Certain Portfolios received dividend income from investments in preferred stocks during the fiscal year ended November 30, 2006. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Cost of investments includes amortization of premiums and accretion of discounts.

H) EXPENSES - Each Portfolio is charged for those expenses that are directly attributable to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among the Portfolios in proportion to each Portfolio's relative net assets.

I) PORTFOLIO SECURITIES LOANED - Certain Portfolios participate in Northern Trust's securities lending program and have loaned a portion of their investment portfolios to securities lending borrowers (e.g., brokers approved by Northern Trust) at November 30, 2006. Northern Trust receives collateral for the Portfolios, generally consisting of cash, government securities and letters of credit from the borrowers on behalf of the participating Portfolios in connection with such loans. Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in August 2001, each of the Portfolios has invested cash collateral in Northern Institutional Funds - Liquid Assets Portfolio, one of the Trust's money market funds. Non-cash collateral is held in custody for the Portfolios. The Portfolios do not exercise effective control over the non-cash collateral received and therefore it is not recognized on the Portfolios' Statements of Assets and Liabilities. Each Portfolio's percentage of ownership in Liquid Assets Portfolio is less than 5 percent. The value of the collateral is monitored daily to ensure the value of such collateral meets or exceeds the value of the securities loaned. However, in the event of default or bankruptcy by the borrowing party under the securities lending agreements, realization and/or retention of the collateral may be subject to legal proceedings.

The Portfolios continue to earn income on portfolio securities loaned, and receive compensation for lending their securities in the form of income earned on invested cash collateral and fees paid on non-cash collateral. Income earned by the Portfolios from securities lending is based on the amount and type of securities loaned, the length of the borrowing period and other factors. The Portfolios pay fees to Northern Trust for administering the securities lending program. Income (net of fees) is disclosed as investment income in each Portfolio's Statement of Operations.

The value of securities loaned to borrowers and the value of collateral received from such borrowers and held on behalf of the Portfolios at November 30, 2006, were as follows:

                                        CASH        NON-CASH
                                     COLLATERAL    COLLATERAL
                          VALUE        HELD ON       HELD ON
                      OF SECURITIES   BEHALF OF     BEHALF OF   FEES EARNED BY
 Amounts in thousands    LOANED     THE PORTFOLIO THE PORTFOLIO NORTHERN TRUST
 -----------------------------------------------------------------------------
  Bond                   $44,353       $41,883       $3,218          $65
  Core Bond               45,381        45,251          997           32
  U.S. Treasury
   Index                  20,817        11,503        9,659           10
  Intermediate
   Bond                    6,326         6,080          356            9
  Short-Intermediate
   Bond                   36,486        35,998        1,194           10
  U.S. Government
   Securities             24,966        25,592           --            3
 -----------------------------------------------------------------------------

The following Portfolios had loaned securities in excess of 5 percent of net assets to the following individual broker/dealers at November 30, 2006. No other loans to individual broker/dealers exceeded 5 percent of each respective Portfolio's net assets at November 30, 2006.

                                                     % OF SECURITIES
                                                   LOANED WITH RESPECT
          Portfolio              BROKER/DEALER        TO NET ASSETS
          ------------------------------------------------------------
          Bond                Goldman, Sachs & Co.        11.7%
          Core Bond           Goldman, Sachs & Co.        18.3%
          U.S. Treasury Index Goldman, Sachs & Co.        23.6%
          Intermediate Bond   Goldman, Sachs & Co.         5.9%
                              UBS Securities LLC           6.1%
          Short-Intermediate  Abbey National               5.2%
           Bond               Securities Inc.
          U.S. Government
           Securities         Goldman, Sachs & Co.        31.9%
          ------------------------------------------------------------

J) DISTRIBUTIONS TO SHAREHOLDERS - Distributions of dividends from net investment income are declared and paid as follows:

                      ------------------------------------
                       Bond                        Monthly
                       Core Bond                   Monthly
                       U.S. Treasury Index         Monthly
                       Intermediate Bond           Monthly
                       Short-Intermediate Bond     Monthly
                       U.S. Government Securities  Monthly
                      ------------------------------------

Each Portfolio's net realized capital gains, if any, are declared and paid at least annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. Accordingly, the Portfolios may periodically make reclassifications among

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 47  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS
certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset values of the Portfolios.

K) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since each Portfolio's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute, each year, substantially all of its taxable income and capital gains to its shareholders.

For the period subsequent to October 31, 2006, through the fiscal year ended November 30, 2006, the following Portfolios incurred net capital losses which each Portfolio intends to treat as having been incurred in the following fiscal year:

                         Amounts in thousands
                         ------------------------------
                         Bond                       $43
                         U.S. Treasury Index        199
                         U.S. Government Securities   1
                         ------------------------------

At November 30, 2006, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

 Amounts in    NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30, NOVEMBER 30,
 thousands         2008         2010         2012         2013         2014
 ------------------------------------------------------------------------------
 Bond              $ --        $8,192        $ --         $ --       $13,256
 Core Bond           --            --          --          122         3,102
 U.S. Treasury
  Index              --            --          --           62           469
 Intermediate
  Bond            1,154            --          --          310           601
 Short-
  Intermediate
  Bond            9,999         2,589          --        2,106         1,131
 U.S.
  Government
  Securities         --            --         427        1,591         1,000
 ------------------------------------------------------------------------------

The Portfolios in the above table may offset future capital gains with these capital loss carryforwards.

At November 30, 2006, the tax components of undistributed net investment income and realized gains were as follows:

                                               UNDISTRIBUTED
                                     ---------------------------------
                                     TAX-EXEMPT ORDINARY   LONG-TERM
          Amounts in thousands         INCOME   INCOME*  CAPITAL GAINS
          ------------------------------------------------------------
          Bond                          $ --      $382       $ --
          Core Bond                       --       202         --
          U.S. Treasury Index             --        44         --
          Intermediate Bond               --        34         --
          Short-Intermediate Bond         --       180         --
          U.S. Government Securities      --        70         --
          ------------------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2006, was as follows:

                                            DISTRIBUTIONS FROM
                                     ---------------------------------
                                     TAX-EXEMPT ORDINARY   LONG-TERM
          Amounts in thousands         INCOME   INCOME*  CAPITAL GAINS
          ------------------------------------------------------------
          Bond                          $ --    $14,147      $ --
          Core Bond                       --      8,209        --
          U.S. Treasury Index             --      2,124        --
          Intermediate Bond               --      1,600        --
          Short-Intermediate Bond         --      7,149        --
          U.S. Government Securities      --      3,140        --
          ------------------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

The tax character of distributions paid during the fiscal year ended November 30, 2005, was as follows:

                                            DISTRIBUTIONS FROM
                                     ---------------------------------
                                     TAX-EXEMPT ORDINARY   LONG-TERM
          Amounts in thousands         INCOME   INCOME*  CAPITAL GAINS
          ------------------------------------------------------------
          Bond                          $ --    $16,895      $ --
          Core Bond                       --      6,008       112
          U.S. Treasury Index             --      1,805        56
          Intermediate Bond               --      1,563        --
          Short-Intermediate Bond         --      5,707        --
          U.S. Government Securities      --      3,235        --
          ------------------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

3   ADVISORY, TRANSFER AGENCY AND CUSTODIAN
    AGREEMENTS
As compensation for advisory services and assumption of related expenses, the investment advisers are entitled to receive a fee, calculated daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Portfolio's respective average daily net assets). For the fiscal year ended November 30, 2006, the investment advisers voluntarily agreed to waive a portion of the advisory fees as shown in the accompanying Statements of Operations. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the fiscal year ended November 30, 2006, were as follows:

                                                           ADVISORY
                                          ANNUAL     LESS  FEE AFTER
                                       ADVISORY FEE WAIVER  WAIVER
            --------------------------------------------------------
            Bond                           0.40%     0.15%   0.25%
            Core Bond                      0.40      0.15    0.25
            U.S. Treasury Index            0.30      0.15    0.15
            Intermediate Bond              0.40      0.15    0.25
            Short-Intermediate Bond        0.40      0.15    0.25
            U.S. Government Securities     0.40      0.15    0.25
            --------------------------------------------------------

The waivers described above are voluntary and may be modified or terminated at any time.

          FIXED INCOME PORTFOLIOS 48  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006


As compensation for the services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.01 percent, 0.10 percent and 0.15 percent of the average daily net assets of the outstanding Class A, C and D shares, respectively, for the Portfolios.

Class-specific transfer agent fees for the fiscal year ended November 30, 2006, were as follows:

               Amounts in thousands       CLASS A CLASS C CLASS D
               --------------------------------------------------
               Bond                         $28    $ --    $ --
               Core Bond                     17      --      --
               U.S. Treasury Index            5       1       2
               Intermediate Bond              4      --      --
               Short-Intermediate Bond       16      --      --
               U.S. Government Securities     7      --       1
               --------------------------------------------------

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolios have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios' custodian expenses. Custodian credits, if any, are reflected in the Portfolios' Statements of Operations.

4   ADMINISTRATION, DISTRIBUTION AND OTHER
    AGREEMENTS
NTI and PFPC, the co-administrators of the Portfolios, are entitled to a monthly co-administration fee at an annual rate of 0.10 percent of the average daily net assets of the respective Portfolios. The co-administrators are also entitled to additional fees for special legal services.

In addition, if in any fiscal year the sum of a Portfolio's expenses, including the administration fee, but excluding the fees payable to NTI or NTGIL for their duties as investment advisers and Northern Trust for its duties as transfer agent, shareholder servicing fees and extraordinary expenses (such as taxes, interest and other extraordinary expenses), exceed on an annualized basis 0.10 percent of a Portfolio's average daily net assets, NTI as co-administrator has agreed to reimburse each Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement.

The expenses reimbursed during the fiscal year ended November 30, 2006, under such arrangements, are shown in the accompanying Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation under its distribution agreement.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolios. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Accrued other liabilities" in the Statements of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan. At November 30, 2006, the amounts payable were approximately $3,000 for the Bond Portfolio, and $1,000 for each of the other Portfolios.

5   SHAREHOLDER SERVICING PLAN
The Trust has adopted a Shareholder Servicing Plan pursuant to which the Trust may enter into agreements with institutions or other financial intermediaries under which they will render certain shareholder administrative support services for their customers or other investors who beneficially own Class C and D shares. As compensation under the Shareholder Servicing Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.15 percent and 0.25 percent of the average daily net assets of the outstanding Class C and D shares, respectively.

Class-specific shareholder servicing fees for the fiscal year ended November 30, 2006, were as follows:

                   Amounts in thousands       CLASS C CLASS D
                   ------------------------------------------
                   Bond                        $ --     $1
                   U.S. Treasury Index            2      3
                   Short-Intermediate Bond       --      1
                   U.S. Government Securities    --      1
                   ------------------------------------------

6   INVESTMENT TRANSACTIONS
For the fiscal year ended November 30, 2006, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Portfolios were as follows:

                                 PURCHASES                  SALES
                          ------------------------ ------------------------
     Amounts in thousands U.S. GOVERNMENT  OTHER   U.S. GOVERNMENT  OTHER
     ----------------------------------------------------------------------
     Bond                   $1,328,179    $303,677   $1,340,654    $336,073
     Core Bond               1,173,254     115,922    1,128,192     117,480
     U.S. Treasury Index        19,557          --       22,986          --
     Intermediate Bond         117,260       5,614      104,540      20,193
     Short-Intermediate
      Bond                     623,991      69,926      616,721      41,399
     U.S. Government
      Securities               506,083          --      505,687          --
     ----------------------------------------------------------------------

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 49  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

At November 30, 2006, for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation (depreciation) on investments and the cost basis of securities were as follows:

                                                        NET          COST
                          UNREALIZED   UNREALIZED   APPRECIATION   BASIS OF
    Amounts in thousands APPRECIATION DEPRECIATION (DEPRECIATION) SECURITIES
    ------------------------------------------------------------------------
    Bond                    $3,186      $(1,353)       $1,833      $349,466
    Core Bond                2,168         (553)        1,615       277,624
    U.S. Treasury Index        624         (450)          174        60,509
    Intermediate Bond          274         (191)           83        39,940
    Short-Intermediate
     Bond                      889         (808)           81       224,118
    U.S. Government
     Securities                380          (89)          291       107,255
    ------------------------------------------------------------------------

7   BANK LOANS
The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

At November 30, 2006, the Portfolios did not have any outstanding loans.

The Portfolios did not incur any interest expense during the fiscal year ended November 30, 2006.

8   CAPITAL SHARE TRANSACTIONS
Transactions in Class A shares for the fiscal year ended November 30, 2006, were as follows:

                                                                                              NET          NET
                                   PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS   INCREASE    INCREASE
                           SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES (DECREASE)  (DECREASE)
Amounts in thousands        SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES  IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Bond                       1,896    $36,970       616       $11,981     (5,123) $ (99,913)   (2,611)    $(50,962)
Core Bond                  3,938     38,528       703         6,832       (703)    (6,884)    3,938       38,476
U.S. Treasury Index          586     12,184        74         1,528       (759)   (15,779)      (99)      (2,067)
Intermediate Bond            284      5,661        69         1,368       (639)   (12,653)     (286)      (5,624)
Short-Intermediate Bond    8,397    152,389       325         5,903     (7,487)  (136,117)    1,235       22,175
U.S. Government Securities   475      9,141       151         2,908     (1,009)   (19,452)     (383)      (7,403)
-------------------------------------------------------------------------------------------------------------------

Transactions in Class A shares for the fiscal year ended November 30, 2005, were as follows:

                                                                                              NET          NET
                                   PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS   INCREASE    INCREASE
                           SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES (DECREASE)  (DECREASE)
Amounts in thousands        SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES  IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Bond                       3,676    $73,730       734       $14,655     (7,284) $(145,991)   (2,874)    $(57,606)
Core Bond                  4,232     42,336       310         3,102       (952)    (9,513)    3,590       35,925
U.S. Treasury Index        1,144     24,419        60         1,281       (809)   (17,247)      395        8,453
Intermediate Bond            885     18,083        63         1,282       (732)   (14,927)      216        4,438
Short-Intermediate Bond    7,328    135,747       244         4,505     (8,826)  (163,596)   (1,254)     (23,344)
U.S. Government Securities   541     10,581       155         3,024     (2,623)   (51,312)   (1,927)     (37,707)
-------------------------------------------------------------------------------------------------------------------

Transactions in Class C shares for the fiscal year ended November 30, 2006, were as follows:

                                                                                        NET          NET
                             PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS   INCREASE    INCREASE
                     SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES (DECREASE)  (DECREASE)
Amounts in thousands  SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES  IN NET ASSETS
-------------------------------------------------------------------------------------------------------------
Bond                    7      $138         --          $ 6         (2)     $ (51)        5         $  93
U.S. Treasury Index    10       197          3           52        (25)      (516)      (12)         (267)
-------------------------------------------------------------------------------------------------------------

          FIXED INCOME PORTFOLIOS 50  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006


Transactions in Class C shares for the fiscal year ended November 30, 2005, were as follows:

                                                                                        NET          NET
                             PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS   INCREASE    INCREASE
                     SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES (DECREASE)  (DECREASE)
Amounts in thousands  SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES  IN NET ASSETS
-------------------------------------------------------------------------------------------------------------
Bond                   15      $294          7          $141       (204)   $(4,094)     (182)      $(3,659)
U.S. Treasury Index    36       773          3            60        (38)      (800)        1            33
-------------------------------------------------------------------------------------------------------------

Transactions in Class D shares for the fiscal year ended November 30, 2006, were as follows:

                                                                                              NET          NET
                                   PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS   INCREASE    INCREASE
                           SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES (DECREASE)  (DECREASE)
Amounts in thousands        SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES  IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Bond                         --      $ --          1          $ 7         (7)    $  (129)      (6)       $  (122)
U.S. Treasury Index          25       531         --            5        (82)     (1,706)     (57)        (1,170)
Intermediate Bond            --         4         --            4         (1)        (28)      (1)           (20)
Short-Intermediate Bond       3        55         --            3         (1)        (14)       2             44
U.S. Government Securities   --         3          1           10        (12)       (219)     (11)          (206)
-------------------------------------------------------------------------------------------------------------------

Transactions in Class D shares for the fiscal year ended November 30, 2005, were as follows:

                                                                                              NET          NET
                                   PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS   INCREASE    INCREASE
                           SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES (DECREASE)  (DECREASE)
Amounts in thousands        SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES  IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Bond                         --     $    1         1          $13          (6)   $  (115)      (5)        $(101)
U.S. Treasury Index          82      1,743        --            7        (116)    (2,479)     (34)         (729)
Intermediate Bond            --          7        --            4          (1)       (26)      (1)          (15)
Short-Intermediate Bond       2         30        --            2          (3)       (65)      (1)          (33)
U.S. Government Securities   --         11         1           15         (15)      (293)     (14)         (267)
-------------------------------------------------------------------------------------------------------------------

9   NEW ACCOUNTING PRONOUNCEMENTS
In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes".
This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date.

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Management is currently evaluating the impact the adoptions of FIN 48 and SFAS 157 will have on the Portfolios' financial statement disclosures for next year.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 51  FIXED INCOME PORTFOLIOS

---------------------------------------------------------
    FIXED INCOME PORTFOLIOS
----
       REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



TO THE NORTHERN
INSTITUTIONAL FUNDS
SHAREHOLDERS AND
BOARD OF TRUSTEES:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Bond, Core Bond, U.S. Treasury Index, Intermediate Bond, Short-Intermediate Bond and U.S. Government Securities Portfolios, comprising the Fixed Income Portfolios (the "Portfolios") of the Northern Institutional Funds, as of November 30, 2006, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification of securities owned at November 30, 2006 by physical examination of the securities held by the custodian and by correspondence with central depositories and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bond, Core Bond, U.S. Treasury Index, Intermediate Bond, Short-Intermediate Bond, and U.S. Government Securities Portfolios at November 30, 2006, the results of their operations, the changes in their net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Chicago, Illinois
January 12, 2007

          FIXED INCOME PORTFOLIOS 52  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                        FIXED INCOME PORTFOLIOS


                      THIS PAGE INTENTIONALLY LEFT BLANK

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 53  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FUND EXPENSES

As a shareholder of the Portfolios, you incur two types of costs; (1) transaction costs, if any; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2006 through November 30, 2006.

ACTUAL EXPENSES
The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid 6/1/06 - 11/30/06" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolios' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Bond

                                BEGINNING  ENDING
                                 ACCOUNT  ACCOUNT       EXPENSES
                        EXPENSE   VALUE    VALUE          PAID*
           Class A       RATIO   6/1/06   11/30/06  6/1/06 - 11/30/06
           ----------------------------------------------------------
           Actual        0.36%  $1,000.00 $1,061.60       $1.86
           Hypothetical  0.36%  $1,000.00 $1,023.26       $1.83**
           ----------------------------------------------------------

           Class C
           ----------------------------------------------------------
           Actual        0.60%  $1,000.00 $1,060.40       $3.10
           Hypothetical  0.60%  $1,000.00 $1,022.06       $3.04**
           ----------------------------------------------------------

           Class D
           ----------------------------------------------------------
           Actual        0.75%  $1,000.00 $1,060.20       $3.87
           Hypothetical  0.75%  $1,000.00 $1,021.31       $3.80**
           ----------------------------------------------------------

Core Bond

                                BEGINNING  ENDING
                                 ACCOUNT  ACCOUNT       EXPENSES
                        EXPENSE   VALUE    VALUE          PAID*
           Class A       RATIO   6/1/06   11/30/06  6/1/06 - 11/30/06
           ----------------------------------------------------------
           Actual        0.36%  $1,000.00 $1,061.50       $1.86
           Hypothetical  0.36%  $1,000.00 $1,023.26       $1.83**
           ----------------------------------------------------------

           Class C
           ----------------------------------------------------------
           Actual        0.60%  $1,000.00 $1,059.70       $3.10
           Hypothetical  0.60%  $1,000.00 $1,022.06       $3.04**
           ----------------------------------------------------------

           Class D
           ----------------------------------------------------------
           Actual        0.75%  $1,000.00 $1,059.80       $3.87
           Hypothetical  0.75%  $1,000.00 $1,021.31       $3.80**
           ----------------------------------------------------------

U.S. Treasury Index

                                BEGINNING  ENDING
                                 ACCOUNT  ACCOUNT       EXPENSES
                        EXPENSE   VALUE    VALUE          PAID*
           Class A       RATIO   6/1/06   11/30/06  6/1/06 - 11/30/06
           ----------------------------------------------------------
           Actual        0.26%  $1,000.00 $1,055.30       $1.34
           Hypothetical  0.26%  $1,000.00 $1,023.76       $1.32**
           ----------------------------------------------------------

           Class C
           ----------------------------------------------------------
           Actual        0.50%  $1,000.00 $1,054.10       $2.57
           Hypothetical  0.50%  $1,000.00 $1,022.56       $2.54**
           ----------------------------------------------------------

           Class D
           ----------------------------------------------------------
           Actual        0.65%  $1,000.00 $1,053.30       $3.35
           Hypothetical  0.65%  $1,000.00 $1,021.81       $3.29**
           ----------------------------------------------------------

          FIXED INCOME PORTFOLIOS 54  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                  NOVEMBER 30, 2006 (UNAUDITED)


Intermediate Bond

                                BEGINNING  ENDING
                                 ACCOUNT  ACCOUNT       EXPENSES
                        EXPENSE   VALUE    VALUE          PAID*
           Class A       RATIO   6/1/06   11/30/06  6/1/06 - 11/30/06
           ----------------------------------------------------------
           Actual        0.36%  $1,000.00 $1,049.30       $1.85
           Hypothetical  0.36%  $1,000.00 $1,023.26       $1.83**
           ----------------------------------------------------------

           Class D
           ----------------------------------------------------------
           Actual        0.75%  $1,000.00 $1,047.80       $3.85
           Hypothetical  0.75%  $1,000.00 $1,021.31       $3.80**
           ----------------------------------------------------------

Short-Intermediate Bond

                                BEGINNING  ENDING
                                 ACCOUNT  ACCOUNT       EXPENSES
                        EXPENSE   VALUE    VALUE          PAID*
           Class A       RATIO   6/1/06   11/30/06  6/1/06 - 11/30/06
           ----------------------------------------------------------
           Actual        0.36%  $1,000.00 $1,040.60       $1.84
           Hypothetical  0.36%  $1,000.00 $1,023.26       $1.83**
           ----------------------------------------------------------

           Class D
           ----------------------------------------------------------
           Actual        0.75%  $1,000.00 $1,038.70       $3.83
           Hypothetical  0.75%  $1,000.00 $1,021.31       $3.80**
           ----------------------------------------------------------

U.S. Government Securities

                                BEGINNING  ENDING
                                 ACCOUNT  ACCOUNT       EXPENSES
                        EXPENSE   VALUE    VALUE          PAID*
           Class A       RATIO   6/1/06   11/30/06  6/1/06 - 11/30/06
           ----------------------------------------------------------
           Actual        0.36%  $1,000.00 $1,043.30       $1.84
           Hypothetical  0.36%  $1,000.00 $1,023.26       $1.83**
           ----------------------------------------------------------

           Class D
           ----------------------------------------------------------
           Actual        0.75%  $1,000.00 $1,041.30       $3.84
           Hypothetical  0.75%  $1,000.00 $1,021.31       $3.80**
           ----------------------------------------------------------

* Expenses are calculated using the Portfolio's annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2006. Expenses are calculated by multiplying each annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.
** Hypothetical expenses are based on the Portfolios' actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 55  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

TRUSTEES AND OFFICERS

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 57 portfolios in the Northern Funds Complex -- Northern Institutional Funds offers 22 portfolios and Northern Funds offers 35 portfolios. The Northern Institutional Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/637-1380.

  NON-INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS      PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
--------------------------------------------------------------------------------------
WILLIAM L. BAX           . Managing Partner of               . Sears Holding Corp.
Age 63                     PricewaterhouseCoopers (an         (a retail company).
Trustee since 2005         accounting firm) from 1999 to
                           2003;
                         . Director of Big Shoulders Fund
                           since 1997;
                         . Director of Children's Memorial
                           Hospital since 1997;
                         . Trustee of DePaul University
                           since 1998.
--------------------------------------------------------------------------------------
RICHARD G. CLINE         . Chairman and President of         . PepsiAmericas (a soft
Age 71                     Hawthorne Investors, Inc. (a       drink bottling
Trustee since 1997         management advisory services and   company);
                           private investment company)       . Ryerson, Inc.
                           since 1996;                        (a metals distribution
                         . Managing Partner of Hawthorne      company).
                           Investments, LLC (a management
                           advisory services and private
                           investment company) since 2001;
                         . Managing Member of Hawthorne
                           Investments II, LLC (a private
                           investments company) since 2004.
--------------------------------------------------------------------------------------
EDWARD J. CONDON, JR.    . Chairman and CEO of The Paradigm  . None
Age 66                     Group, Ltd. (a financial
Trustee since 1994         adviser) since 1993;
                         . Principal and Co-Founder of
                           Paradigm Capital since 1996;
                         . Senior Partner of NewEllis
                           Ventures since 2001;
                         . Member of the Board of Managers
                           of The Liberty Hampshire
                           Company, LLC (a receivable
                           securitization company) from
                           1996 to 2001;
                         . Director of Financial Pacific
                           Company (a small business
                           leasing company) from 1998 to
                           2004;
                         . Member and Director of the
                           Illinois Venture Capital
                           Association since 2001;
                         . Trustee at Dominican University
                           from 1996 to 2005;
                         . Member of the Board of Directors
                           of the Chicago Children's Museum
                           since 2001;
                         . Member of the Board of
                           Governors, the Metropolitan Club
                           since 2003;
                         . Member of the Advisory Board of
                           AAVIN Equity Partners since 2005;
                         . Chairman of the Nominating
                           Committee of Girl Scouts of
                           Chicago from 1993 to 2003;
                         . Member of the National Advisory
                           Board of National Domestic
                           Violence Hotline since 2005.
--------------------------------------------------------------------------------------
SHARON GIST GILLIAM      . CEO of Chicago Housing Authority  . None
Age 63                     since 2006;
Trustee since 2001       . Executive Vice President of
                           Unison-Maximus, Inc. (an
                           aviation and governmental
                           consulting company) from 1989 to
                           2005;
                         . Principal/Officer/Director, UCG
                           Associates, Inc. (a management
                           consulting firm) from 2005 to
                           2006.
--------------------------------------------------------------------------------------
SANDRA POLK GUTHMAN      . CEO of Polk Bros. Foundation (an  . None
Age 62                     Illinois not-for-profit
Trustee since 1997         corporation) since 1993;
                         . Director of MBIA Insurance Corp.
                           of Illinois (a municipal bond
                           insurance company) since 1994;
                         . Director of STS Consultants,
                           Ltd. (an employee-owned
                           engineering consulting firm
                           since 2001).

          FIXED INCOME PORTFOLIOS 56  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                  NOVEMBER 30, 2006 (UNAUDITED)


NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS      PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------
  MICHAEL E. MURPHY      . President of Sara Lee Foundation  . Coach, Inc.;
  Age 70                   (philanthropic organization)      . Payless Shoe Source,
  Trustee since 2000       from 1997 to 2001.                 Inc. (a retail shoe store
                                                              business);
                                                             . GATX Corporation
                                                              (a railroad holding
                                                              company).
-----------------------------------------------------------------------------------------
  RICHARD P. STRUBEL     . Vice Chairman and Director of     . Gildan Activewear,
  Age 67                   Cardean Learning Group (formerly   Inc. (an athletic
  Trustee since 1982       UNext, Inc.) (a provider of        clothing marketing
                           educational services via the       and manufacturing
                           Internet) since 2003;              company);
                         . President, Chief Operating        . Goldman Sachs
                           Officer, and Director of UNext,    Mutual Fund
                           Inc. from 1999 to 2003.            Complex (72
                                                              portfolios);
                                                             . Goldman Sachs
                                                              Closed-End Fund.

  INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/                   FIVE YEARS                          HELD BY TRUSTEE
--------------------------------------------------------------------------------------
MARY JACOBS SKINNER, ESQ./(3)/ . Partner in the law firm of              . None
Age 49                           Sidley Austin Brown & Wood, LLP.
Trustee since 2000
--------------------------------------------------------------------------------------
Terence J. Toth/(3)/           . President, Chief Executive              . None
Age: 47                          Officer of Northern Trust
Trustee since 2006               Investments, N.A. from 2004 to
                                 present;
                               . President of Northern Trust
                                 Global Investments, a division
                                 of Northern Trust Corporation,
                                 since 2004;
                               . Executive Vice President and
                                 Managing Director of
                                 Quantitative Management and
                                 Securities Lending of Northern
                                 Trust Investments, N.A. from
                                 2000 to 2004.

(1)Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.
(2)Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.
(3)An "interested person", as defined by the Investment Company Act of 1940, as amended. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation. Mr. Toth is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or its affiliates.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 57  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

  OFFICERS OF THE TRUST/(1)/

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS                 PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                             FIVE YEARS
-----------------------------------------------------------------------
LLOYD A. WENNLUND                   . Executive Vice President since
Age: 49                               2003 and Director since 2001 of
50 South LaSalle Street               Northern Trust Investments,
Chicago, IL 60603                     N.A.; Executive Vice President
President since 2000                  and other positions at The
                                      Northern Trust Company,
                                      President and Director of
                                      Northern Trust Securities, Inc.,
                                      and Managing Executive, Mutual
                                      Funds for Northern Trust Global
                                      Investments since 1989.
-----------------------------------------------------------------------
ERIC K. SCHWEITZER                  . Senior Vice President at
Age: 45                               Northern Trust Investments, N.A.
50 South LaSalle Street               since 2001 and Senior Vice
Chicago, IL 60603                     President at The Northern Trust
Vice President since 2000             Company and the Director of
                                      Distribution, Product Management
                                      and Client Services in the
                                      Mutual Fund Group of Northern
                                      Trust Global Investments since
                                      2000.
-----------------------------------------------------------------------
STUART SCHULDT                      . Senior Vice President and
Age: 44                               Division Manager of Fund
50 South LaSalle Street               Administration and Fund
Chicago, IL 60603                     Accounting, The Northern Trust
Treasurer since 2005                  Company since 1998. Assistant
                                      Treasurer of the Trust from 2002
                                      to 2005.
-----------------------------------------------------------------------
SUSAN J. HILL                       . Chief Compliance Officer of
Age: 50                               Northern Trust Investments, N.A.
50 South LaSalle Street               since 2005; Senior Vice
Chicago, IL 60603                     President of Northern Trust
Chief Compliance Officer since 2004   Investments, N.A. since 2005;
                                      Counsel and Vice President of
                                      Northern Trust Investments, N.A.
                                      and Northern Trust Company from
                                      2000 to 2004.
-----------------------------------------------------------------------
Debra Mairs                         . Vice President and Director of
Age: 44                               Compliance of Northern Trust
50 South LaSalle Street               Investments, N.A. and Northern
Chicago, IL 60603                     Trust Securities, Inc. since
Anti-Money Laundering                 2006; Vice President of Northern
Compliance Officer since 2006         Trust Securities, Inc. from 2004
                                      to 2006. Chief Operating Officer
                                      at Melvin Securities, Inc. from
                                      1999 to 2004.
-----------------------------------------------------------------------
BRIAN OVAERT                        . Executive Vice President and
Age: 45                               Head of Worldwide Fund
50 Bank Street                        Administration at The Northern
London, E145NT                        Trust Company overseeing Fund
Assistant Treasurer since 2005        Accounting, Transfer Agent and
                                      Fund Administration functions
                                      since 1998; Treasurer of the
                                      Trust from 2002 to 2005.
-----------------------------------------------------------------------
Diana E. McCarthy, Esq.             . Partner in the law firm of
Age: 55                               Drinker Biddle & Reath LLP since
One Logan Square                      2002; Associate at Drinker
18th and Cherry Streets               Biddle & Reath LLP since 1994.
Philadelphia, PA 19103-6996
Secretary since 2006

(1)Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

          FIXED INCOME PORTFOLIOS 58  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                  NOVEMBER 30, 2006 (UNAUDITED)




NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                        FIVE YEARS
------------------------------------------------------------------
LINDA J. HOARD, ESQ.           . Senior Counsel and Senior Vice
Age: 59                          President at PFPC Inc. since
99 High Street, 27th Floor       1998.
Boston, MA 02110
Assistant Secretary since 1999
------------------------------------------------------------------
LORI V. O'SHAUGHNESSY, ESQ.    . Counsel and Vice President at
Age: 35                          PFPC Inc. since 2005; Associate
99 High Street, 27th Floor       Counsel and Director at PFPC
Boston, MA 02110                 Inc. from 2002 to 2005;
Assistant Secretary since 2003   Associate Counsel at Investors
                                 Bank & Trust Company, a
                                 financial service provider, from
                                 2001 to 2002.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 59  FIXED INCOME PORTFOLIOS

FIXED INCOME PORTFOLIOS

FOR MORE INFORMATION

  PORTFOLIO HOLDINGS
  Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q will be available on the SEC's Web site at sec.gov. You may also review and obtain copies at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800/SEC-0330.

  PROXY VOTING
  A summary of Northern Institutional Funds' Proxy Voting Policies and Procedures and each Fund's portfolio securities voting record for the 12-month period ended June 30 is available upon request and without charge by visiting Northern Institutional Funds' Web site at northerninstitutionalfunds.com or the SEC's Web site at sec.gov or by calling the Northern Institutional Funds Center at 800/637-1380.

          FIXED INCOME PORTFOLIOS 60  NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              EQUITY PORTFOLIOS

TABLE OF CONTENTS


  2 PORTFOLIO MANAGEMENT COMMENTARY

 12 STATEMENTS OF ASSETS AND LIABILITIES

 14 STATEMENTS OF OPERATIONS

 16 STATEMENTS OF CHANGES IN NET ASSETS

 18 FINANCIAL HIGHLIGHTS

 31 SCHEDULES OF INVESTMENTS

    31          INTERNATIONAL GROWTH PORTFOLIO

    33          INTERNATIONAL EQUITY INDEX PORTFOLIO

    48          SMALL COMPANY GROWTH PORTFOLIO

    51          SMALL COMPANY INDEX PORTFOLIO

    78          MID CAP GROWTH PORTFOLIO

    81          FOCUSED GROWTH PORTFOLIO

    83          DIVERSIFIED GROWTH PORTFOLIO

    85          EQUITY INDEX PORTFOLIO

    94          BALANCED PORTFOLIO

100 NOTES TO THE FINANCIAL STATEMENTS

109 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

110 TAX INFORMATION

111 FUND EXPENSES

113 TRUSTEES AND OFFICERS

116 FOR MORE INFORMATION



The report has been prepared for the general information of Northern Institutional Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds prospectus, which contains more complete information about Northern Institutional Funds' investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

Performance calculations reflect fee waivers in effect. In the absence of fee waivers, total return would have been reduced. Total return is based on net change in NAV assuming reinvestment of all dividends and distributions.

Performances of the Portfolios are compared to various market indices. Unlike a mutual fund, the performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

Northern Funds Distributors, LLC,
not affiliated with Northern Trust

                               NOT FDIC INSURED
--------------------------------------------------------------------------------
                       May lose value/No bank guarantee

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 1   EQUITY PORTFOLIOS

INTERNATIONAL GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

Equity markets around the world have enjoyed a year of positive returns, with economic growth continuing to be robust. Most notable in 2006 has been recovery in Germany, where GNP forecasts have been revised upwards as the year has progressed. A corresponding rise in short-term interest rates has also been a widespread feature throughout the year. Other major driving factors have been the continued growth in corporate profits, with a continuation of the cost cutting and restructuring (particularly in Europe) that has been common place in the U.S. for a number of years. One other very strong factor has been mergers and acquisitions activity, which has been inspired by the strength of corporate balance sheets, pressure from investors for growth and the availability of substantial funds.

The Fund posted a total return of 26.70 percent for the fiscal year ended November 30, 2006, compared to 28.20 percent for the Fund's benchmark, the MSCI EAFE(R) Index. Within the Index, the strongest performing sector was utilities, driven by the mergers and acquisitions activity noted above. Financials also performed well, most notably in real estate, which has been driven more by technical factors and strong liquidity flows than by interest rates. The weakest sector has been technology, partly due to concerns about the peaking of the semiconductor cycle. While stock selection was strong in both the utilities and real estate sectors, the Portfolio has suffered most significantly from underweight positions in both. The Portfolio benefited from holdings of Fresenius Medical Care, Alstom, Julius Baer Holding and BT Group.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2006

                                    CLASS A  CLASS D     MSCI
               TOTAL RETURN         SHARES   SHARES*  EAFE INDEX
               ------------         -------  -------  ----------
               ONE YEAR               26.70%   26.21%      28.20%
               FIVE YEAR              13.30    12.84       14.40
               TEN YEAR                8.36     8.14        7.23
--------
* For Class D shares, performance from 8/23/99 through 6/14/01 is that of Class A shares. Because the fees and expenses of Class D shares are higher than those of Class A shares, actual performance would have been lower if these higher fees and expenses had been taken into account.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

PORTFOLIO MANAGERS

STEPHEN DOWDS
DIANE JONES

FUND FACTS (AS OF 11/30/06)

                  TICKER SYMBOL                         BIGAX

                  INCEPTION DATE
                  CLASS A SHARES                      3/28/94
                  CLASS D SHARES                     11/16/94

                  TOTAL NET ASSETS               $212,284,000

                  NET ASSET VALUE
                  CLASS A SHARES                 $      12.91
                  CLASS D SHARES                        12.92

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

[GRAPHIC APPEARS HERE]

                                                                MSCI EAFE
                                                         Fund     Index
                                                        ------- ---------
3/28/1994.............................................. $10,000  $10,000
                                                        $10,210  $10,349
                                                        $ 9,972  $11,132
                                                        $10,967  $12,441
                                                        $11,433  $12,392
                                                        $13,770  $14,430
                                                        $17,910  $17,475
                                                        $17,148  $15,784
                                                        $13,116  $12,765
                                                        $11,541  $11,169
                                                        $18,284  $16,327
                                                        $22,331  $20,274
                                                        $24,686  $22,976
11/30/2006............................................. $24,489  $25,032

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. As of November 2006, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Foreign securities may involve additional risks, such as social and political instability, reduced market liquidity, and currency volatility.

EQUITY PORTFOLIOS 2 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

INTERNATIONAL EQUITY INDEX PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

As of November 30, 2006, the International Equity Index Portfolio returned
28.52 percent for the year. Despite the net impact of fair value pricing, transaction costs and fund expenses, the Portfolio outpaced its benchmark, the MSCI EAFE(R) Index, which returned 28.20 percent.

Continental Europe was the best performing region within the Portfolio's investment universe for the 12-month period, posting a positive performance of
35.82 percent in U.S. dollar terms. Portugal and Spain were the dominant markets for the period, with returns of 50.55 percent and 49.37 percent, respectively. The Pacific excluding the Japan region rose 29.20 percent. Performance in the region was lead by Singapore, which returned 43.66 percent. Japan posted one of the lowest country returns within the MSCI EAFE(R) Index for the period, at 12.56 percent.

During the first quarter, European companies attempted a series of cross-border mergers, which were rejected by local governments. Within Europe, economic growth appears to have peaked mid-year, while inflation has declined. Japan, despite low returns, is currently enjoying a solid recovery as evidenced by its GDP increase of 2.8 percent in 2005. Going forward, oil prices remain a threat to world growth. During the 12-month period, the price of oil continued its record climb, reaching a high of $74 per barrel in August 2006.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2006

                                 CLASS A  CLASS D     MSCI
                 TOTAL RETURN    SHARES   SHARES   EAFE INDEX
                 ------------    -------  -------  ----------
                 ONE YEAR          28.52%   28.03%      28.20%
                 FIVE YEAR         14.39    13.93       14.40
                 SINCE INCEPTION    7.94     7.39        7.81*
--------
* Since inception of Class A.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

PORTFOLIO MANAGERS

STEVEN R. WETTER
SHAUN MURPHY

FUND FACTS (AS OF 11/30/06)

                       TICKER SYMBOL               BIEIX

                       INCEPTION DATE
                       CLASS A SHARES             4/1/97
                       CLASS D SHARES            10/5/98

                       TOTAL NET ASSETS     $127,902,000

                       NET ASSET VALUE
                       CLASS A SHARES       $      15.54
                       CLASS D SHARES              15.09

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

[GRAPHIC APPEARS HERE]

                                                                MSCI EAFE
                                                         Fund     Index
                                                        ------- ---------
4/1/1997............................................... $10,000  $10,000
                                                        $10,446  $10,250
                                                        $12,061  $11,936
                                                        $14,513  $14,455
                                                        $13,080  $13,057
                                                        $10,582  $10,559
                                                        $ 9,237  $ 9,239
                                                        $11,589  $11,477
                                                        $14,483  $14,253
                                                        $16,285  $16,152
11/30/2006............................................. $20,930  $20,707

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the United States and Canada. As of November 2006, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Foreign securities may involve additional risks, such as social and political instability, reduced market liquidity, and currency volatility.

MSCI does not endorse any of the securities in the MSCI EAFE Index. It is not a sponsor of the International Equity Index Portfolio and is not affiliated with the Portfolio in any way.


                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 3 EQUITY PORTFOLIOS

SMALL COMPANY GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

The economic recovery that began in the United States in late 2001 continued to advance during the past 12 months. Corporate profits surged 24 percent for smaller companies as revenues grew 11 percent year over year. Net income margins rose to new highs as productivity climbed to yet another record. In addition, capital spending increased to more typical levels. Powered by profit growth, stock prices advanced strongly even as valuations retreated.

The Portfolio produced a total return of 16.10 percent during the 12-month period ended November 30, 2006, outperforming the 13.45 percent return of the Russell 2000 Growth Index. For the period, favorable stock selection in eight of 10 major sectors helped returns. Guess Inc. and Charlotte Rouse in the retail sector, Emcor Group and Superior Essex in the industrial sector and Veritas and Frontier Oil in the energy sector all made strong advances to lead relative performance higher.

Our outlook remains reasonably positive as analysts' expectations for 2007 are modest in historical terms at 15 percent earnings growth. At the same time, price-to-earnings ratios marketwide are low by historical measures. We continue to believe that investing in reasonably valued, quality growth companies with competitive advantages and the ability to sustain growth throughout the economic cycle is a winning long-term strategy. As always, we will begin the fiscal year by emphasizing stock selection and utilizing our disciplined investment process.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2006

                                                  RUSSELL 2000
                                CLASS A  CLASS D     GROWTH
                TOTAL RETURN    SHARES   SHARES      INDEX
                ------------    -------  -------  ------------
                ONE YEAR          16.10%   15.56%        13.45%
                FIVE YEAR          7.14     6.73          8.28
                SINCE INCEPTION    0.84     0.56          2.15*
--------
* Since inception of Class A.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

PORTFOLIO MANAGER

CHRISTOPHER D. GUINTHER

FUND FACTS (AS OF 11/30/06)

                        TICKER SYMBOL             BSGRX

                        INCEPTION DATE
                        CLASS A SHARES          12/1/99
                        CLASS D SHARES          6/13/02

                        TOTAL NET ASSETS     $2,571,000

                        NET ASSET VALUE
                        CLASS A SHARES       $    10.60
                        CLASS D SHARES            10.40

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

[GRAPH APPEARS HERE]

                                                                  Russell 2000
                                                                     Growth
                                                           Fund      Index
                                                          ------- ------------
  12/1/1999.............................................. $10,000   $10,000
                                                          $ 9,420   $ 9,124
                                                          $ 7,510   $ 8,282
                                                          $ 6,190   $ 6,203
                                                          $ 8,170   $ 8,541
                                                          $ 8,150   $ 9,467
                                                          $ 9,130   $10,229
  11/30/2006............................................. $10,600   $11,604

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Russell 2000 Growth Index is an unmanaged index that tracks the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Small-company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.

EQUITY PORTFOLIOS 4 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

SMALL COMPANY INDEX PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

For the 12 months ended November 30, 2006, small capitalization stocks -- as represented by the Russell 2000 Index -- returned 17.43 percent. For the year, small-capitalization stocks outperformed both large-cap stocks, as measured by the S&P 500 Index return of 14.23 percent, and mid-cap stocks as measured by the 11.62 percent return of the S&P MidCap 400 Index. As designed, the Portfolio's performance closely tracked that of its benchmark, the Russell 2000 Index, returning 17.12 percent.

As of November 30, the market capitalization of companies in the Russell 2000 Index ranged from $90 million to $3 billion. The median company size was $654 million while the average company size was $1.2 billion. The total market capitalization of the Russell 2000 was approximately 8.8 percent of the Russell 3000 market capitalization on November 30. The annual reconstitution of the Russell indices occurred on June 30. Following the reconstitution, the financial services sector continued to be the largest weight in the Index, representing 22.55 percent of the Index as of November 30. Changes were incorporated into the Portfolio to maintain proper tracking. Going forward, we will continue to follow a passive strategy designed to provide returns that approximate those of the benchmark Index.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2006

                                        CLASS A  CLASS D  RUSSELL 2000
         TOTAL RETURN                   SHARES   SHARES      INDEX
         ------------                   -------  -------  ------------
         ONE YEAR                         17.12%   16.66%        17.43%
         FIVE YEAR                        12.52    12.15         12.65
         TEN YEAR                          9.40     8.92          9.68

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

PORTFOLIO MANAGERS

CHAD M. RAKVIN
BRENT REEDER

FUND FACTS (AS OF 11/30/06)

                       TICKER SYMBOL               BSCAX

                       INCEPTION DATE
                       CLASS A SHARES            1/11/93
                       CLASS D SHARES            12/8/94

                       TOTAL NET ASSETS     $102,727,000

                       NET ASSET VALUE
                       CLASS A SHARES       $      17.52
                       CLASS D SHARES              17.25

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

[GRAPH APPEARS HERE]

                                                                Russell 2000
                                                         Fund      Index
                                                        ------- ------------
1/11/1993.............................................. $10,000   $10,000
                                                        $11,349   $11,495
                                                        $11,181   $11,366
                                                        $14,278   $14,606
                                                        $16,563   $17,018
                                                        $20,380   $21,002
                                                        $18,946   $19,612
                                                        $21,783   $22,685
                                                        $21,538   $22,553
                                                        $22,563   $23,640
                                                        $20,147   $21,137
                                                        $27,559   $28,808
                                                        $32,308   $33,776
                                                        $34,917   $36,526
11/30/2006............................................. $40,894   $42,894

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Russell 2000 Index is an unmanaged index which tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies, based on market capitalization.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Small-company stocks are generally riskier than large-company stocks due to greater volatility and less liquidity.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 5 EQUITY PORTFOLIOS

MID CAP GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

Abundant global liquidity, stable interest rates and a decline in energy prices proved to be a potent mix for the equity markets over the past year, with all of the major indices providing double-digit returns. Additionally, a positive economic backdrop resulted in the fourth consecutive year of strong corporate profits and record margins. Mergers and acquisitions pushed equities higher still as private equity firms and corporations struggled to find opportunities to invest excess liquidity. Although the housing market experienced a substantial slowdown, rising employment and falling energy prices supported the consumer sector.

For the fiscal year ended November 30, 2006, the Portfolio returned 6.24 percent, trailing the 12.88 percent return of its benchmark, the Russell Midcap Growth Index. While both sector weightings and stock selection were detractors from performance, stock selection stood out as the key driver of underperformance. The largest positive contributors were Polo Ralph Lauren and American Eagle Outfitters in retail, Kerr-McGee in energy, and Mettler-Toledo within health care. The largest detractors to relative performance were Newfield Exploration in energy, Websense and Juniper Networks in technology and Humana within health care.

We believe in a bottom-up, fundamentally-driven investment process. Some of the key factors we analyze are earnings quality, valuation, business momentum and the effectiveness of capital deployment. While the Portfolio's relative performance lagged during the past 12 months, we believe we have made the necessary changes to the investment process to deliver strong long-term performance.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2006

                                                                 RUSSELL
                                                                 MIDCAP
                                      CLASS A  CLASS C  CLASS D  GROWTH
       TOTAL RETURN                   SHARES   SHARES   SHARES    INDEX
       ------------                   -------  -------  -------  -------
       ONE YEAR                          6.24%    5.87%    5.74%   12.88%
       FIVE YEAR                         6.47     6.21     6.03     9.22
       SINCE INCEPTION                   2.99     2.77     2.63     0.78*
--------
* Since inception of Class A.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

PORTFOLIO MANAGERS

DAVID P. KALIS
CHRISTOPHER D. GUINTHER

FUND FACTS (AS OF 11/30/06)

                        TICKER SYMBOL             BMGRX

                        INCEPTION DATE
                        CLASS A SHARES         12/31/99
                        CLASS C SHARES           4/4/01
                        CLASS D SHARES          1/29/01

                        TOTAL NET ASSETS     $6,681,000

                        NET ASSET VALUE
                        CLASS A SHARES       $    12.26
                        CLASS C SHARES            12.08
                        CLASS D SHARES            11.97

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

[GRAPH APPEARS HERE]

                                                                Russell Midcap
                                                         Fund    Growth Index
                                                        ------- --------------
12/31/1999............................................. $10,000    $10,000
                                                        $10,330    $ 8,384
                                                        $ 8,960    $ 6,789
                                                        $ 7,940    $ 5,445
                                                        $ 9,960    $ 7,222
                                                        $10,410    $ 8,046
                                                        $11,540    $ 9,350
11/30/2006............................................. $12,260    $10,554

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Russell Midcap Growth Index is an unmanaged index that tracks the performance of those Russell midcap companies with higher price-to-book ratios and higher forecasted growth values.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Mid-sized company stocks are generally more volatile than large-company stocks.

EQUITY PORTFOLIOS 6 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

FOCUSED GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

Stocks posted solid gains over the Portfolio's most recent fiscal year despite a springtime correction in prices led by economically sensitive stocks on fears of a slowdown in the U.S. economy. Ample liquidity, an end to a series of interest rate increases by the Federal Reserve and falling energy prices helped support the market toward the end of the period. Declining real estate activity and prices did not spill over into other areas of the economy or the stock market in a meaningful way. In addition, important political changes occurred in November when the Democrats wrested control of the U.S. Senate and House of Representatives as well as many state houses from Republicans. Several health care stocks sold off on the news but stocks in general held fast.

For its most recent fiscal year ended November 30, 2006, the Portfolio returned
7.29 percent, trailing the 8.36 return of its benchmark, the Russell 1000 Growth Index. The largest detractors from the Portfolio's performance relative to its benchmark were Tellabs, Apple Computer, Johnson & Johnson, Moody's and Circuit City. The largest positive contributors to relative performance were American Eagle Outfitters, AstraZeneca, Broadcom, Lockheed Martin and Merck. Sector allocations did not materially impact returns relative to the benchmark, as stock selection was, as usual, the key to our performance.

Our investment process is fundamentally driven and is intended to add value at the security level. While the Portfolio's relative performance lagged during the past fiscal year, we believe that our investment process will help us deliver long-term value to our shareholders.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2006

                                                              RUSSELL 1000
                                   CLASS A  CLASS C  CLASS D     GROWTH
    TOTAL RETURN                   SHARES   SHARES   SHARES      INDEX
    ------------                   -------  -------  -------  ------------
    ONE YEAR                          7.29%    6.44%    6.87%         8.36%
    FIVE YEAR                         1.11     0.77     0.71          2.58
    TEN YEAR                          5.99     5.68     5.58          5.20

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

PORTFOLIO MANAGER

JOHN S. COLE
ROBERT N. STREED

FUND FACTS (AS OF 11/30/06)

                        TICKER SYMBOL              BFGAX

                        INCEPTION DATE
                        CLASS A SHARES            7/1/93
                        CLASS C SHARES           6/14/96
                        CLASS D SHARES           12/8/94

                        TOTAL NET ASSETS     $95,272,000

                        NET ASSET VALUE
                        CLASS A SHARES       $     13.33
                        CLASS C SHARES             12.98
                        CLASS D SHARES             12.68

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

[GRAPH APPEARS HERE]

                                                                Russell 1000
                                                         Fund   Growth Index
                                                        ------- ------------
7/1/1993............................................... $10,000   $10,000
                                                        $10,436   $10,540
                                                        $ 9,796   $10,820
                                                        $12,569   $14,844
                                                        $14,810   $18,276
                                                        $18,817   $23,848
                                                        $23,345   $33,077
                                                        $31,337   $44,045
                                                        $31,704   $34,168
                                                        $25,072   $27,190
                                                        $20,223   $21,062
                                                        $22,135   $24,593
                                                        $23,002   $33,686
                                                        $24,694   $28,557
11/30/2006............................................. $26,493   $30,945

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The Russell 1000 Growth Index is an unmanaged index that tracks the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fud distributions or the redemption of fund shares.

                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 7 EQUITY PORTFOLIOS

DIVERSIFIED GROWTH PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

Stocks posted solid gains during the past fiscal year despite a sharp correction in May and June, as ample liquidity, falling energy prices and an end to the long series of interest rate increases by the U.S. Federal Reserve helped spark a substantial rally in the second half of the period. Notably, declining real estate prices did not spill over into other areas of the economy or the stock market. Important political changes occurred in November when the Democrats took control of the Senate, the House of Representatives and many state houses from the Republicans. Many health care stocks sold off on the results, but stocks generally performed well.

For the fiscal year ended November 30, 2006, the Portfolio returned 8.36 percent, trailing the 14.23 percent return of its benchmark, the S&P 500 Index. The largest detractors to the Portfolio's performance relative to the benchmark were its positions in Teva Pharmaceuticals, EMC and Alcon. The largest contributors to relative performance were Cisco Systems, Goldman Sachs and Merck. Sector allocations did not materially impact the Portfolio's return relative to the benchmark and, as usual, stock selection was the key to our performance.

Our investment process is founded on individual company research and is intended to add value during the stock selection process. While the Portfolio's relative performance lagged during the past fiscal year, we believe fundamental analysis remains the best way to deliver long-term value to our shareholders.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2006

                                          CLASS A  CLASS D  S&P 500
           TOTAL RETURN                   SHARES   SHARES    INDEX
           ------------                   -------  -------  -------
           ONE YEAR                          8.36%    7.87%   14.23%
           FIVE YEAR                         4.11     3.65     6.08
           TEN YEAR                          7.27     6.83     8.06

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

PORTFOLIO MANAGERS

JOHN S. COLE
ROBERT G. MITCHELL

FUND FACTS (AS OF 11/30/06)

                        TICKER SYMBOL              BDVAX

                        INCEPTION DATE
                        CLASS A SHARES           1/11/93
                        CLASS D SHARES           9/14/94

                        TOTAL NET ASSETS     $42,700,000

                        NET ASSET VALUE
                        CLASS A SHARES       $      8.09
                        CLASS D SHARES              7.73

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

[GRAPH APPEARS HERE]

                                                                S&P 500
                                                         Fund    INDEX
                                                        ------- -------
1/11/1993.............................................. $10,000 $10,000
                                                        $10,743 $10,874
                                                        $ 9,989 $10,988
                                                        $12,444 $15,046
                                                        $15,031 $19,235
                                                        $19,095 $24,718
                                                        $23,922 $30,572
                                                        $29,820 $36,959
                                                        $29,679 $35,398
                                                        $24,777 $31,075
                                                        $20,412 $25,938
                                                        $23,592 $29,875
                                                        $25,353 $33,686
                                                        $27,972 $36,529
11/30/2006............................................. $30,310 $41,728

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

EQUITY PORTFOLIOS 8 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY INDEX PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

Large-capitalization stocks, as represented by the S&P 500 Index, returned
14.23 percent during the 12 months ended November 30, 2006. Large-cap stocks outperformed mid-cap stocks, as measured by the 11.62 percent return of the S&P Midcap 400 Index, but underperformed small-cap stocks, as measured by the 17.43 percent return of the Russell 2000 Index. Financials and information technology constituted the Portfolio's largest sector positions at 21.75 percent and 15.76 percent, respectively, as of November 30, 2006. During the period, energy was the best performing sector in the Index, returning 27.22 percent, while information technology was the worst performing sector with a return of 6.66 percent.

As designed, the Portfolio's 14.03 percent return closely tracked the S&P 500 Index, which returned 14.23 percent. Differences in returns were driven by transaction costs and Portfolio expenses. There were 33 additions and 33 deletions to the Index during the reporting period, and the regular quarterly share rebalances occurred in December, March, June and September. These changes were incorporated into the Portfolio.

Going forward, we will continue to follow a passive strategy designed to provide returns that approximate those of the benchmark.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2006

                                      CLASS A  CLASS C  CLASS D  S&P 500
       TOTAL RETURN                   SHARES   SHARES   SHARES    INDEX
       ------------                   -------  -------  -------  -------
       ONE YEAR                         14.03%   13.76%   13.57%   14.23%
       FIVE YEAR                         5.87     5.62     5.44     6.08
       TEN YEAR                          7.80     7.55     7.40     8.06

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

PORTFOLIO MANAGERS

CHAD M. RAKVIN
BRENT REEDER

FUND FACTS (AS OF 11/30/06)

                       TICKER SYMBOL               BEIAX

                       INCEPTION DATE
                       CLASS A SHARES            1/11/93
                       CLASS C SHARES            9/28/95
                       CLASS D SHARES            9/14/94

                       TOTAL NET ASSETS     $756,451,000

                       NET ASSET VALUE
                       CLASS A SHARES       $      17.17
                       CLASS C SHARES              17.09
                       CLASS D SHARES              17.06

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

[GRAPH APPEARS HERE]

                                                         Fund   S&P 500
                                                        ------- -------
1/11/1993.............................................. $10,000 $10,000
                                                        $11,008 $10,874
                                                        $11,102 $10,988
                                                        $15,171 $15,046
                                                        $19,347 $19,235
                                                        $24,753 $24,718
                                                        $30,533 $30,572
                                                        $36,802 $36,959
                                                        $35,121 $35,398
                                                        $30,841 $31,075
                                                        $25,692 $25,938
                                                        $29,490 $29,875
                                                        $33,222 $33,686
                                                        $35,973 $36,529
11/30/2006............................................. $41,020 $41,728

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses. The S&P 500 Index is the Standard & Poor's Composite Index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.


                 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 9 EQUITY PORTFOLIOS

BALANCED PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

The investment environment of the past year was characterized by investors' focus on economic growth trends and the likely direction of the U.S. Federal Reserve's interest rate policy. During the first half of the year, strong growth and an open-ended policy of Fed interest rate increases formed the investment backdrop. In the second half, growth moderated and the Fed elected to hold rates steady, which provided a boost to both stocks and longer-term bonds. Additionally, corporate earnings continued their remarkable run by surprising to the upside once again.

The Portfolio returned 6.74 percent for the annual period ended November 30, 2006, compared with a 10.08 percent return for its Composite Index/1/. The S&P 500 Index and the Lehman Brothers Intermediate U.S. Government/Credit Index returned 14.23 percent and 5.16 percent, respectively. The Portfolio was conservatively positioned, with asset allocation weights remaining similar to the Composite Index. This detracted from returns given that equities outperformed both bonds and cash by a wide margin. The equity portion of the Portfolio maintained its overall emphasis on higher-quality large companies, which hurt performance given that the stock market's best performers were generally stocks of smaller, higher-beta and lower-quality companies.

The fixed income portion of the Portfolio benefited from an overweight exposure to asset-backed securities, which generated strong outperformance. The Portfolio was also well-positioned to capitalize on the widening yield spread between two- and 10-year notes. The Portfolio's position in corporate bonds detracted from performance during the first half of the year, but helped performance in the second half of the year.

INVESTMENT PERFORMANCE

AVERAGE ANNUAL RETURNS FOR PERIODS ENDED NOVEMBER 30, 2006

                                     CLASS A  CLASS C  CLASS D  COMPOSITE
      TOTAL RETURN                   SHARES   SHARES   SHARES     INDEX
      ------------                   -------  -------  -------  ---------
      ONE YEAR                          6.74%    6.57%    6.38%     10.08%
      FIVE YEAR                         4.49     4.24     4.08       5.50
      TEN YEAR                          6.87     6.63     6.46       7.27

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available at northerninstitutionalfunds.com.

PORTFOLIO MANAGERS

ROBERT G. MITCHELL
COLIN A. ROBERTSON

FUND FACTS (AS OF 11/30/06)

                       TICKER SYMBOL               BBALX

                       INCEPTION DATE
                       CLASS A SHARES             7/1/93
                       CLASS C SHARES           12/29/95
                       CLASS D SHARES            2/20/96

                       TOTAL NET ASSETS     $129,732,000

                       NET ASSET VALUE
                       CLASS A SHARES       $      12.61
                       CLASS C SHARES              12.61
                       CLASS D SHARES              12.52

GROWTH OF A $10,000 INVESTMENT

CLASS A SHARES

[GRAPH APPEARS HERE]

                                                                                        Lehman Brothers
                                                                                        Int.Govt/Corp.
                                                         Fund   Composite Index S&P 500   Bond Index
                          -                             ------- --------------- ------- ---------------
7/1/1993............................................... $10,000     $10,000     $10,000     $10,000
                                                        $10,309     $10,290     $10,370     $10,196
                                                        $ 9,817     $10,305     $10,478     $10,009
                                                        $11,804     $12,982     $14,348     $11,465
                                                        $13,469     $15,262     $18,343     $12,132
                                                        $15,797     $18,054     $23,571     $12,899
                                                        $18,473     $21,175     $29,154     $14,043
                                                        $21,079     $23,713     $35,245     $14,200
                                                        $21,918     $24,024     $33,755     $15,304
                                                        $21,017     $23,554     $29,633     $17,077
                                                        $19,491     $22,057     $25,938     $14,431
                                                        $21,770     $24,441     $28,487     $19,281
                                                        $22,888     $26,501     $32,123     $19,903
                                                        $24,522     $27,957     $34,835     $20,228
11/30/2006............................................. $26,175     $30,776     $41,728     $16,823

This graph shows performance for Class A shares. Performance of other classes will vary based on their higher fees and expenses./ /
/1/The benchmarks for the Balanced Portfolio are the S&P 500 Index and Lehman Interm. U.S. Gov't/Credit Index. The Composite Index consists of 55% S&P 500, 40% Lehman Interm. U.S. Gov't/Credit and 5% 91-day T-bills.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

EQUITY PORTFOLIOS 10 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

EQUITY PORTFOLIOS

STATEMENTS OF ASSETS AND LIABILITIES

                                                            SMALL      SMALL
                              INTERNATIONAL INTERNATIONAL  COMPANY    COMPANY
 Amounts in thousands,           GROWTH     EQUITY INDEX   GROWTH      INDEX
 except per share data          PORTFOLIO     PORTFOLIO   PORTFOLIO  PORTFOLIO
 ---------------------        ------------- ------------- ---------  ---------
 ASSETS:
 Investments, at cost              $189,257      $118,767  $  3,668   $126,063
 Investments, at value /(1)/       $223,828      $139,594  $  3,908   $144,190
 Cash                                    --            44        --         94
 Foreign currencies, at
   value (Cost: $5,480,
   $1,437)                            5,609         1,495        --         --
 Interest income receivable               5            --        --         10
 Dividend income receivable             416           244         1         66
 Receivable for foreign tax
   withheld                             152            81        --         --
 Receivable for securities
   sold                               2,338           392        67        156
 Receivable for variation
   margin on futures
   contracts                             --            --        --          3
 Receivable for fund shares
   sold                                 359            95        --     21,428
 Receivable from affiliated
   administrator                          6            --         5         32
 Unrealized gain on forward
   foreign currency exchange
   contracts                             --            17        --         --
 Prepaid and other assets                 4             4         3          4
 Total Assets                       232,717       141,966     3,984    165,983
                                   --------      --------  --------   --------
 LIABILITIES:
 Payable upon return of
   securities loaned                 17,897        13,153     1,325     41,765
 Payable for securities
   purchased                          2,337           837        73     21,414
 Payable for variation
   margin on futures
   contracts                             --            10        --         --
 Payable for fund shares
   redeemed                               1             3        --         36
 Payable to affiliates:
    Investment advisory fees            136            25         2         13
    Co-administration fees               26            15        --          7
    Custody and accounting
      fees                               15             9         3          9
    Transfer agent fees                   2             1        --          1
 Accrued other liabilities               19            11        10         11
 Total Liabilities                   20,433        14,064     1,413     63,256
                                   --------      --------  --------   --------
 Net Assets                        $212,284      $127,902  $  2,571   $102,727
                                   --------      --------  --------   --------
 ANALYSIS OF NET ASSETS:
 Capital stock                     $169,385      $ 93,066  $ 20,265   $112,545
 Undistributed net
   investment income                  1,945         2,718        --        808
 Accumulated undistributed
   net realized gain (loss)           6,254        11,185   (17,934)   (28,812)
 Net unrealized appreciation         34,700        20,933       240     18,186
 Net Assets                        $212,284      $127,902  $  2,571   $102,727
                                   --------      --------  --------   --------
 Net Assets:
    Class A                        $211,732      $127,809  $  2,553   $102,484
    Class C                              --            --        --         --
    Class D                             552            93        18        243

 Total Shares Outstanding
   (no par value), Unlimited
   Shares
    Authorized:
    Class A                          16,396         8,223       241      5,850
    Class C                              --            --        --         --
    Class D                              43             6         2         14

 Net Asset Value, Redemption
   and Offering Price Per
   Share:
    Class A                        $  12.91      $  15.54  $  10.60   $  17.52
    Class C                              --            --        --         --
    Class D                           12.92         15.09     10.40      17.25
--------
(1) Amounts include value of securities loaned of $16,932, $12,754, $1,291, $40,557, $1,181, $8,942, $3,833, $63,197 and $17,256, respectively.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 12 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                 MID CAP    FOCUSED   DIVERSIFIED  EQUITY
Amounts in thousands,            GROWTH     GROWTH      GROWTH      INDEX    BALANCED
except per share data           PORTFOLIO  PORTFOLIO   PORTFOLIO  PORTFOLIO  PORTFOLIO
---------------------           ---------  ---------  ----------- ---------  ---------
ASSETS:
Investments, at cost              $ 7,034   $ 95,352      $42,393  $605,645   $133,882
Investments, at value /(1)/       $ 7,585   $104,690      $47,251  $805,807   $144,485
Cash                                    1         --            1         1          1
Foreign currencies, at value
  (Cost: $5,480, $1,437)               --         --           --        --         --
Interest income receivable             --          2           --         3        397
Dividend income receivable              4        145           86     1,656        179
Receivable for foreign tax
  withheld                             --         --           --        --         --
Receivable for securities sold        422      2,930           --        --        273
Receivable for variation
  margin on futures contracts          --         --           --         5         --
Receivable for fund shares
  sold                                 --        134           61       480        138
Receivable from affiliated
  administrator                         1          5           21        18          5
Unrealized gain on forward
  foreign currency exchange
  contracts                            --         --           --        --         --
Prepaid and other assets                3          4            3         7          3
Total Assets                        8,016    107,910       47,423   807,977    145,481
                                  -------   --------      -------  --------   --------
LIABILITIES:
Payable upon return of
  securities loaned                 1,020      9,093        3,381    50,225     15,345
Payable for securities
  purchased                           293      3,425        1,005       849        273
Payable for variation margin
  on futures contracts                 --         --           --        --         --
Payable for fund shares
  redeemed                             --         --          296       202         31
Payable to affiliates:
   Investment advisory fees             4         58           22        62         53
   Co-administration fees               1          8            3        62         11
   Custody and accounting fees          4          3            5         8          5
   Transfer agent fees                 --          1           --         9          1
Accrued other liabilities              13         50           11       109         30
Total Liabilities                   1,335     12,638        4,723    51,526     15,749
                                  -------   --------      -------  --------   --------
Net Assets                        $ 6,681   $ 95,272      $42,700  $756,451   $129,732
                                  -------   --------      -------  --------   --------
ANALYSIS OF NET ASSETS:
Capital stock                     $ 9,988   $122,470      $35,208  $557,568   $115,130
Undistributed net investment
  income                                6        467          337       607        113
Accumulated undistributed net
  realized gain (loss)             (3,864)   (37,003)       2,297    (2,098)     3,886
Net unrealized appreciation           551      9,338        4,858   200,374     10,603
Net Assets                        $ 6,681   $ 95,272      $42,700  $756,451   $129,732
                                  -------   --------      -------  --------   --------
Net Assets:
   Class A                        $ 6,616   $ 95,041      $42,505  $725,157   $125,172
   Class C                             25         92           --    26,677      4,306
   Class D                             40        139          195     4,617        254

Total Shares Outstanding (no
  par value), Unlimited Shares
   Authorized:
   Class A                            540      7,130        5,254    42,244      9,924
   Class C                              2          7           --     1,561        341
   Class D                              3         11           25       271         20

Net Asset Value, Redemption
  and Offering Price Per
  Share:
   Class A                        $ 12.26   $  13.33      $  8.09  $  17.17   $  12.61
   Class C                          12.08      12.98           --     17.09      12.61
   Class D                          11.97      12.68         7.73     17.06      12.52

--------
(1) Amounts include value of securities loaned of $16,932, $12,754, $1,291, $40,557, $1,181, $8,942, $3,833, $63,197 and $17,256, respectively.

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 13 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

STATEMENTS OF OPERATIONS

                                                                       SMALL      SMALL
                               INTERNATIONAL      INTERNATIONAL       COMPANY    COMPANY
                                  GROWTH          EQUITY INDEX        GROWTH      INDEX
Amounts in thousands             PORTFOLIO          PORTFOLIO        PORTFOLIO  PORTFOLIO
--------------------           -------------      -------------      ---------  ---------
INVESTMENT INCOME:
Dividend income                      $ 4,389/(1)/       $ 3,051/(2)/    $   30    $   901
Interest income                           24                150              5         72
Net income from securities
  loaned                                  40                 20              4        107
   Total Investment Income             4,453              3,221             39      1,080
                                     -------            -------         ------    -------
EXPENSES:
Investment advisory fees               1,687                283             44        144
Co-administration fees                   281                170              4         72
Custody and accounting fees              201                136             36         98
Transfer agent fees                       20                 12             --          8
Registration fees                         29                 26             32         29
Printing fees                              8                  8              8          8
Professional fees                          8                  8              8          8
Shareholder servicing fees                 1                 --             --          1
Trustee fees and expenses                  6                  6              6          6
Other                                     17                 13              9          9
                                     -------            -------         ------    -------
Total Expenses:                        2,258                662            147        383
   Less voluntary waivers of
     investment advisory fees           (187)                --             (7)        --
   Less expenses reimbursed
     by administrator                    (74)              (193)           (98)      (158)
   Less custodian credits                 --                 --             --         (1)
   Net Expenses                        1,997                469             42        224
                                     -------            -------         ------    -------
Net Investment Income (Loss)           2,456              2,752             (3)       856
                                     -------            -------         ------    -------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES):
Net realized gains (losses)
  on:
   Investments                        27,263             12,431          1,677     10,971
   Futures contracts                      --                421             --        293
   Foreign currency
     transactions                        259                (63)            --         --
Net change in unrealized
  appreciation (depreciation)
  on:
   Investments                        14,125             11,740           (691)      (763)
   Futures contracts                      --                (57)            --        (24)
   Foreign currency
     transactions and forward
     foreign currency
     exchange contracts                  125                262             --         --
   Translation of other
     assets and liabilities
     denominated in foreign
     currencies                           12                 16             --         --
   Net Gains on Investments
     and Foreign Currency             41,784             24,750            986     10,477
                                     -------            -------         ------    -------
Net Increase in Net Assets
  Resulting from Operations          $44,240            $27,502         $  983    $11,333
                                     -------            -------         ------    -------

--------
(1) Net of $471 in non-reclaimable foreign withholding taxes.
(2) Net of $320 in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 14 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                    FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2006

                                MID CAP     FOCUSED      DIVERSIFIED       EQUITY
                                GROWTH      GROWTH         GROWTH           INDEX     BALANCED
Amounts in thousands           PORTFOLIO   PORTFOLIO      PORTFOLIO       PORTFOLIO   PORTFOLIO
--------------------           ---------  ---------      -----------      ---------  ---------
INVESTMENT INCOME:
Dividend income                  $   128    $ 1,182/(3)/      $  576/(4)/  $ 14,370     $1,322/(5)/
Interest income                       20        145               51            381      2,246
Net income from securities
  loaned                               1          5                1             48         25
   Total Investment Income           149      1,332              628         14,799      3,593
                                 -------    -------           ------       --------     ------
EXPENSES:
Investment advisory fees             130        848              274          1,026        758
Co-administration fees                14        100               37            766        126
Custody and accounting fees           36         33               37            136         44
Transfer agent fees                    6         10                4            110         17
Registration fees                     32         27               39             34         28
Printing fees                          8          8                8             24          8
Professional fees                      8          8                8             24          8
Shareholder servicing fees             7          1               --             57          7
Trustee fees and expenses              6          6                6             18          6
Other                                  9         14                9             26          9
                                 -------    -------           ------       --------     ------
Total Expenses:                      256      1,055              422          2,221      1,011
   Less voluntary waivers of
     investment advisory fees        (15)      (100)             (36)          (260)      (126)
   Less expenses reimbursed
     by administrator                (98)       (87)            (107)          (260)       (97)
   Less custodian credits             --         (4)              --             (1)        (5)
   Net Expenses                      143        864              279          1,700        783
                                 -------    -------           ------       --------     ------
Net Investment Income (Loss)           6        468              349         13,099      2,810
                                 -------    -------           ------       --------     ------
NET REALIZED AND UNREALIZED
  GAINS (LOSSES):
Net realized gains (losses)
  on:
   Investments                     3,291     12,558            2,878         44,135      5,905
   Futures contracts                  --         --               --            822         --
   Foreign currency
     transactions
Net change in unrealized
  appreciation (depreciation)
  on:                                 --         --               --             --         --
   Investments                    (2,350)    (6,192)              17         42,547       (422)
   Futures contracts                  --         --               --           (283)        --
   Foreign currency
     transactions and forward
     foreign currency
     exchange contracts               --         --               --             --         --
   Translation of other
     assets and liabilities
     denominated in foreign
     currencies                       --         --               --             --         --
   Net Gains on Investments
     and Foreign Currency            941      6,366            2,895         87,221      5,483
                                 -------    -------           ------       --------     ------
Net Increase in Net Assets
  Resulting from Operations      $   947    $ 6,834           $3,244       $100,320     $8,293
                                 -------    -------           ------       --------     ------

--------
(3) Net of $1 in non-reclaimable foreign withholding taxes.
(4) Net of $4 in non-reclaimable foreign withholding taxes.
(5) Net of $8 in non-reclaimable foreign withholding taxes.

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 15 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

STATEMENTS OF CHANGES IN NET ASSETS

                                   INTERNATIONAL       INTERNATIONAL      SMALL COMPANY
                                      GROWTH           EQUITY INDEX          GROWTH
                                     PORTFOLIO           PORTFOLIO          PORTFOLIO
                                ------------------  ------------------  ----------------
Amounts in thousands              2006      2005      2006      2005      2006     2005
--------------------            --------  --------  --------  --------  -------  -------
OPERATIONS:
Net investment income (loss)    $  2,456  $  2,696  $  2,752  $  2,119  $    (3) $   (47)
Net realized gains                27,522    21,269    12,789    20,974    1,677    1,842
Net change in unrealized
  appreciation (depreciation)     14,262    (5,973)   11,961   (13,064)    (691)    (801)
   Net Increase in Net Assets
     Resulting from Operations    44,240    17,992    27,502    10,029      983      994
                                --------  --------  --------  --------  -------  -------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in
  net assets resulting from
  Class A share transactions        (213)   (8,678)  (10,269)   28,256   (5,627)  (4,576)
Net increase (decrease) in
  net assets resulting from
  Class C share transactions          --        --        --        --       --       --
Net increase (decrease) in
  net assets resulting from
  Class D share transactions         (45)       66         4       (69)      (5)      (9)
   Net Increase (Decrease) in
     Net Assets Resulting
     from Capital Share
     Transactions                   (258)   (8,612)  (10,265)   28,187   (5,632)  (4,585)
                                --------  --------  --------  --------  -------  -------
DISTRIBUTIONS TO CLASS A
  SHAREHOLDERS:
From net investment income        (2,096)   (1,997)   (2,217)   (1,637)      --       --
From net realized gains               --        --    (2,796)       --       --       --
   Total Distributions to
     Class A shareholders         (2,096)   (1,997)   (5,013)   (1,637)      --       --
                                --------  --------  --------  --------  -------  -------
DISTRIBUTIONS TO CLASS C
  SHAREHOLDERS:
From net investment income            --        --        --        --       --       --
From net realized gains               --        --        --        --       --       --
   Total Distributions to
     Class C shareholders             --        --        --        --       --       --
                                --------  --------  --------  --------  -------  -------
DISTRIBUTIONS TO CLASS D
  SHAREHOLDERS:
From net investment income            (4)       (3)       (1)       (2)      --       --
From net realized gains               --        --        (2)       --       --       --
   Total Distributions to
     Class D shareholders             (4)       (3)       (3)       (2)      --       --
                                --------  --------  --------  --------  -------  -------
Total Increase (Decrease) in
  Net Assets                      41,882     7,380    12,221    36,577   (4,649)  (3,591)

NET ASSETS:
Beginning of year                170,402   163,022   115,681    79,104    7,220   10,811
End of year                     $212,284  $170,402  $127,902  $115,681  $ 2,571  $ 7,220
                                --------  --------  --------  --------  -------  -------
Undistributed Net Investment
  Income                        $  1,945  $  1,330  $  2,718  $  1,942  $    --  $     3
                                --------  --------  --------  --------  -------  -------

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 16 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                       FOR THE FISCAL YEARS ENDED NOVEMBER 30 ,

                                      SMALL
                                     COMPANY            MID CAP             FOCUSED          DIVERSIFIED           EQUITY
                                      INDEX              GROWTH             GROWTH              GROWTH              INDEX
Amounts in thousands                PORTFOLIO          PORTFOLIO           PORTFOLIO          PORTFOLIO           PORTFOLIO
--------------------            -----------------  -----------------  ------------------  -----------------  ------------------
                                  2006      2005     2006      2005     2006      2005      2006     2005      2006      2005
                                --------  -------  --------  -------  --------  --------  -------  --------  --------  --------
OPERATIONS:
Net investment income (loss)    $    856  $   791  $      6  $  (116) $    468  $    432  $   349  $    251  $ 13,099  $ 12,850
Net realized gains                11,264    8,966     3,291    3,650    12,558    17,793    2,878     3,651    44,957    20,821
Net change in unrealized
  appreciation (depreciation)       (787)  (4,511)   (2,350)    (940)   (6,192)   (6,381)      17       (23)   42,264    28,226
   Net Increase in Net Assets
     Resulting from Operations    11,333    5,246       947    2,594     6,834    11,844    3,244     3,879   100,320    61,897
                                --------  -------  --------  -------  --------  --------  -------  --------  --------  --------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in
  net assets resulting from
  Class A share transactions      18,532   (8,808)  (11,347)  (9,284)  (62,266)  (42,324)   4,949   (10,349)  (78,350)   15,465
Net increase (decrease) in
  net assets resulting from
  Class C share transactions          --       --    (5,248)     740    (7,764)   (9,014)      --        --      (169)  (15,098)
Net increase (decrease) in
  net assets resulting from
  Class D share transactions        (172)      32      (113)    (338)     (105)   (1,163)      60      (404)   (6,061)   (2,537)
   Net Increase (Decrease) in
     Net Assets Resulting
     from Capital Share
     Transactions                 18,360   (8,776)  (16,708)  (8,882)  (70,135)  (52,501)   5,009   (10,753)  (84,580)   (2,170)
                                --------  -------  --------  -------  --------  --------  -------  --------  --------  --------
DISTRIBUTIONS TO CLASS A
  SHAREHOLDERS:
From net investment income          (752)    (499)       --       --      (431)   (1,015)    (263)     (325)  (12,547)  (12,162)
From net realized gains               --       --        --       --        --        --   (3,567)       --   (26,996)   (9,193)
   Total Distributions to
     Class A shareholders......     (752)    (499)       --       --      (431)   (1,015)  (3,830)     (325)  (39,543)  (21,355)
                                --------  -------  --------  -------  --------  --------  -------  --------  --------  --------
DISTRIBUTIONS TO CLASS C
  SHAREHOLDERS:
From net investment income            --       --        --       --        --       (53)      --        --      (373)     (355)
From net realized gains               --       --        --       --        --        --       --        --      (906)     (316)
   Total Distributions to
     Class C shareholders......       --       --        --       --        --       (53)      --        --    (1,279)     (671)
                                --------  -------  --------  -------  --------  --------  -------  --------  --------  --------
DISTRIBUTIONS TO CLASS D
  SHAREHOLDERS:
From net investment income            (3)      (2)       --       --        --        (3)      --        (2)      (99)     (137)
From net realized gains               --       --        --       --        --        --      (13)       --      (379)     (159)
   Total Distributions to
     Class D shareholders             (3)      (2)       --       --        --        (3)     (13)       (2)     (478)     (296)
                                --------  -------  --------  -------  --------  --------  -------  --------  --------  --------
Total Increase (Decrease) in
  Net Assets                      28,938   (4,031)  (15,761)  (6,288)  (63,732)  (41,728)   4,410    (7,201)  (25,560)   37,405
NET ASSETS:
Beginning of year                 73,789   77,820    22,442   28,730   159,004   200,732   38,290    45,491   782,011   744,606
End of year                     $102,727  $73,789  $  6,681  $22,442  $ 95,272  $159,004  $42,700  $ 38,290  $756,451  $782,011
                                --------  -------  --------  -------  --------  --------  -------  --------  --------  --------
Undistributed Net Investment
  Income                        $    808  $   825  $      6  $    --  $    467  $    431  $   337  $    251  $    607  $    619
                                --------  -------  --------  -------  --------  --------  -------  --------  --------  --------


                                     BALANCED
Amounts in thousands                 PORTFOLIO
--------------------            ------------------
                                  2006      2005
                                --------  --------
OPERATIONS:
Net investment income (loss)    $  2,810  $  2,551
Net realized gains                 5,905     4,221
Net change in unrealized
  appreciation (depreciation)       (422)    2,434
   Net Increase in Net Assets
     Resulting from Operations     8,293     9,206
                                --------  --------
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in
  net assets resulting from
  Class A share transactions      (4,646)   (3,508)
Net increase (decrease) in
  net assets resulting from
  Class C share transactions        (214)     (669)
Net increase (decrease) in
  net assets resulting from
  Class D share transactions           3      (243)
   Net Increase (Decrease) in
     Net Assets Resulting
     from Capital Share
     Transactions                 (4,857)   (4,420)
                                --------  --------
DISTRIBUTIONS TO CLASS A
  SHAREHOLDERS:
From net investment income        (2,699)   (2,461)
From net realized gains           (5,645)   (1,047)
   Total Distributions to
     Class A shareholders......   (8,344)   (3,508)
                                --------  --------
DISTRIBUTIONS TO CLASS C
  SHAREHOLDERS:
From net investment income           (86)      (82)
From net realized gains             (195)      (41)
   Total Distributions to
     Class C shareholders......     (281)     (123)
                                --------  --------
DISTRIBUTIONS TO CLASS D
  SHAREHOLDERS:
From net investment income            (5)       (4)
From net realized gains              (12)       (4)
   Total Distributions to
     Class D shareholders            (17)       (8)
                                --------  --------
Total Increase (Decrease) in
  Net Assets                      (5,206)    1,147
NET ASSETS:
Beginning of year                134,938   133,791
End of year                     $129,732  $134,938
                                --------  --------
Undistributed Net Investment
  Income                        $    113  $     98
                                --------  --------

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 17 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS

INTERNATIONAL GROWTH PORTFOLIO

                                                                                     CLASS A
                                                             ------------------------------------------------------
Selected per share data                                        2006         2005        2004    2003/(4)/     2002
-----------------------                                      --------  --------       --------  ---------  --------
Net Asset Value, Beginning of Year                           $  10.31  $   9.44       $   7.78   $   6.33  $   7.23
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                            0.15      0.16           0.08       0.07      0.07
Net realized and unrealized gains (losses)                       2.58      0.82           1.63       1.43     (0.93)
   Total from Investment Operations                              2.73      0.98           1.71       1.50     (0.86)
                                                             --------  --------       --------   --------  --------
LESS DISTRIBUTIONS PAID:
   From net investment income /(1)/                             (0.13)    (0.11)         (0.05)     (0.05)    (0.04)
       Total Distributions Paid                                 (0.13)    (0.11)         (0.05)     (0.05)    (0.04)
                                                             --------  --------       --------   --------  --------
Net Asset Value, End of Year                                 $  12.91  $  10.31       $   9.44   $   7.78  $   6.33
                                                             --------  --------       --------   --------  --------
Total Return /(2)/                                              26.70%    10.54%         22.14%     24.05%   (12.01)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                        $211,732  $169,921       $162,643   $134,636  $124,966
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                   1.06%     1.07%/(3)/     1.06%      1.06%     1.06%
   Expenses, before waivers and reimbursements                   1.20%     1.21%          1.21%      1.21%     1.24%
   Net investment income, net of waivers and reimbursements      1.32%     1.57%          0.92%      1.01%     0.87%
   Net investment income, before waivers and reimbursements      1.18%     1.43%          0.77%      0.86%     0.69%
Portfolio Turnover Rate                                         94.13%    85.60%         93.81%     87.13%   215.34%

                                                                                     CLASS D
                                                             ------------------------------------------------------
Selected per share data                                        2006         2005        2004    2003 /(4)/    2002
-----------------------                                      --------  --------       --------  ---------  --------
Net Asset Value, Beginning of Year                           $  10.32  $   9.43       $   7.77   $   6.30  $   7.22
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                            0.12      0.09           0.07       0.01      0.05
Net realized and unrealized gains (losses)                       2.57      0.87           1.60       1.47     (0.94)
   Total from Investment Operations                              2.69      0.96           1.67       1.48     (0.89)
                                                             --------  --------       --------   --------  --------
LESS DISTRIBUTIONS PAID:
   From net investment income /(1)/                             (0.09)    (0.07)         (0.01)     (0.01)    (0.03)
       Total Distributions Paid                                 (0.09)    (0.07)         (0.01)     (0.01)    (0.03)
                                                             --------  --------       --------   --------  --------
Net Asset Value, End of Year                                 $  12.92  $  10.32       $   9.43   $   7.77  $   6.30
                                                             --------  --------       --------   --------  --------
Total Return /(2)/                                              26.21%    10.22%         21.48%     23.54%   (12.39)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                        $    552  $    481       $    379   $    303  $  1,352
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                   1.45%     1.46%/(3)/     1.45%      1.45%     1.45%
   Expenses, before waivers and reimbursements                   1.59%     1.60%          1.60%      1.60%     1.63%
   Net investment income, net of waivers and reimbursements      0.93%     1.18%          0.53%      0.62%     0.48%
   Net investment income, before waivers and reimbursements      0.79%     1.04%          0.38%      0.47%     0.30%
Portfolio Turnover Rate                                         94.13%    85.60%         93.81%     87.13%   215.34%

--------
(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3) Expense ratios, net of waivers and reimbursements, for the year would have been 1.06% and 1.45% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowing against a line of credit.
(4) Financial highlights for the year ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 18 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                        FOR THE FISCAL YEARS ENDED NOVEMBER 30,

INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                                      CLASS A
                                                             --------------------------------------------------------
Selected per share data                                        2006       2005/(3)/     2004/(3)/    2003   2002/(3)/
-----------------------                                      --------  ---------        ---------  -------  ---------
Net Asset Value, Beginning of Year                           $  12.61   $  11.41          $  9.48  $  7.77    $  9.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                            0.33       0.27             0.28     0.24       0.13
Net realized and unrealized gains (losses)                       3.14       1.13             2.01     1.60      (1.26)
   Total from Investment Operations                              3.47       1.40             2.29     1.84      (1.13)
                                                             --------   --------          -------  -------    -------
LESS DISTRIBUTIONS PAID:
   From net investment income /(1)/                             (0.24)     (0.20)           (0.36)   (0.13)     (0.08)
   From net realized gains                                      (0.30)        --               --       --      (0.02)
       Total Distributions Paid                                 (0.54)     (0.20)           (0.36)   (0.13)     (0.10)
                                                             --------   --------          -------  -------    -------
Net Asset Value, End of Year                                 $  15.54   $  12.61          $ 11.41  $  9.48    $  7.77
                                                             --------   --------          -------  -------    -------
Total Return /(2)/                                              28.52%     12.45%           24.96%   24.22%    (12.71)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                        $127,809   $115,608          $78,968  $59,240    $80,939
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                   0.41%      0.46% /(4)/      0.51%    0.51%      0.51%
   Expenses, before waivers and reimbursements                   0.58%      0.65%            0.73%    0.70%      0.74%
   Net investment income, net of waivers and reimbursements      2.43%      2.29%            1.92%    2.14%      1.57%
   Net investment income, before waivers and reimbursements      2.26%      2.10%            1.70%    1.95%      1.34%
Portfolio Turnover Rate                                         68.17%    110.54%            9.80%   54.71%     32.10%

                                                                                      CLASS D
                                                             --------------------------------------------------------
Selected per share data                                        2006      2005 /(3)/     2004 /(3)/   2003   2002 /(3)/
-----------------------                                      --------  ---------        ---------  -------  ---------
Net Asset Value, Beginning of Year                           $  12.26   $  11.12          $  9.26  $  7.66    $  8.80
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                            0.30       0.18             0.24     0.12       0.06
Net realized and unrealized gains (losses)                       3.02       1.12             1.95     1.60      (1.14)
   Total from Investment Operations                              3.32       1.30             2.19     1.72      (1.08)
                                                             --------   --------          -------  -------    -------
LESS DISTRIBUTIONS PAID:
   From net investment income /(1)/                             (0.19)     (0.16)           (0.33)   (0.12)     (0.04)
   From net realized gains                                      (0.30)        --               --       --      (0.02)
       Total Distributions Paid                                 (0.49)     (0.16)           (0.33)   (0.12)     (0.06)
                                                             --------   --------          -------  -------    -------
Net Asset Value, End of Year                                 $  15.09   $  12.26          $ 11.12  $  9.26    $  7.66
                                                             --------   --------          -------  -------    -------
Total Return /(2)/                                              28.03%     11.85%           24.38%   22.98%    (12.37)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                        $     93   $     73          $   136  $    84    $    70
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                   0.80%      0.85%/(4)/       0.90%    0.90%      0.90%
   Expenses, before waivers and reimbursements                   0.97%      1.04%            1.12%    1.09%      1.13%
   Net investment income, net of waivers and reimbursements      2.04%      1.90%            1.53%    1.75%      1.18%
   Net investment income, before waivers and reimbursements      1.87%      1.71%            1.31%    1.56%      0.95%
Portfolio Turnover Rate                                         68.17%    110.54%            9.80%   54.71%     32.10%

--------
(1) Distributions to shareholders from net investment income include amounts relating to foreign currency transactions which are treated as ordinary income for federal income tax purposes.
(2) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(3) Financial highlights for the years ended were calculated using the average shares outstanding method.
(4) Effective 3/1/05, the expense cap decreased from 0.51% to 0.41% and from 0.90% to 0.80% for Class A and Class D, respectively. Expense ratios, net of waivers and reimbursements, for the year would have been 0.44% and 0.83% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 19 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SMALL COMPANY GROWTH PORTFOLIO

                                                                                          CLASS A
                                                           --------------------------------------------------------------------
Selected per share data                                        2006       2005/(4)/        2004/(4)/       2003    2002/(4)(5)/
-----------------------                                    -------       ---------       ---------       -------   ------------
Net Asset Value, Beginning of Year                         $  9.13          $ 8.15         $  8.17       $  6.19        $  7.51
INCOME (LOSS ) FROM INVESTMENT OPERATIONS:
Net investment loss                                          (0.01)          (0.05)          (0.05)        (0.05)         (0.04)
Net realized and unrealized gains (losses)                    1.48            1.03            0.03          2.03          (1.28)
   Total from Investment Operations                           1.47            0.98           (0.02)         1.98          (1.32)
                                                           -------          ------         -------       -------        -------
LESS DISTRIBUTION SPAID:
   From net investment income                                   --              --              --            --             --
       Total Distributions Paid                                 --              --              --            --             --
                                                           -------          ------         -------       -------        -------
Net Asset Value, End of Year                               $ 10.60          $ 9.13         $  8.15       $  8.17        $  6.19
                                                           -------          ------         -------       -------        -------
Total Return /(1)/                                           16.10%          12.02%          (0.25)%       31.99%        (17.57)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                      $ 2,553          $7,200         $10,785       $33,608        $29,211
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                0.92%/(3)/      0.92%/(3)/      0.92%/(3)/    0.91%          0.91%
   Expenses, before waivers and reimbursements                3.21%           2.12%           1.57%         1.35%          1.33%
   Net investment loss, net of waivers and reimbursements    (0.06)%         (0.54)%         (0.34)%       (0.61)%        (0.66)%
   Net investment loss, before waivers and reimbursements    (2.35)%         (1.74)%         (0.99)%       (1.05)%        (1.08)%
Portfolio Turnover Rate                                     275.73%          85.43%         286.92%       263.21%        306.37%

                                                                                          CLASS D
                                                           --------------------------------------------------------------------
Selected per share data                                        2006       2005 /(4)/      2004 /(4)/       2003    2002/ (4)(6)/
-----------------------                                    -------       ---------       ---------       -------   ------------
Net Asset Value, Beginning of Period                       $  9.00          $ 8.06         $  8.11       $  6.17        $  7.23
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                          (0.06)          (0.08)          (0.07)        (0.07)         (0.07)
Net realized and unrealized gains (losses)                    1.46            1.02            0.02          2.01          (0.99)
   Total from Investment Operations                           1.40            0.94           (0.05)         1.94          (1.06)
                                                           -------          ------         -------       -------        -------
Net Asset Value, End of Period                             $ 10.40          $ 9.00         $  8.06       $  8.11        $  6.17
                                                           -------          ------         -------       -------        -------
Total Return /(1)/                                           15.56%          11.66%          (0.62)%       31.44%        (14.66)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of period                    $    18          $   20         $    26       $    56        $    29
Ratio to average net assets of: /(2)/
   Expenses, net of waivers and reimbursements                1.31%/(3)/      1.31%/(3)/      1.31%/(3)/    1.30%          1.30%
   Expenses, before waivers and reimbursements                3.60%           2.51%           1.96%         1.74%          1.72%
   Net investment loss, net of waivers and reimbursements    (0.45)%         (0.93)%         (0.73)%       (1.00)%        (1.05)%
   Net investment loss, before waivers and reimbursements    (2.74)%         (2.13)%         (1.38)%       (1.44)%        (1.47)%
Portfolio Turnover Rate                                     275.73%          85.43%         286.92%       263.21%        306.37%

--------
(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year. Total return is not annualized for periods less than one year.
(2) Annualized for periods less than one year.
(3) Expense ratios, net of waivers and reimbursements, for the year would have been 0.91% and 1.30% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.
(4) Financial highlights for the periods ended were calculated using the average shares outstanding method.
(5) Distributions from net investment income were less than $0.01 per share.
(6) For the period June 13, 2002 (commencement of operations) through
    November 30, 2002.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 20 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                              FOR THE FISCAL YEARS OR PERIOD ENDED NOVEMBER 30,

SMALL COMPANY INDEX PORTFOLIO

                                                                                  CLASS A
                                                             -----------------------------------------------
Selected per share data                                        2006      2005   2004/(2)/ 2003/(2)/ 2002/(2)/
-----------------------                                      --------  -------  --------  --------  --------
Net Asset Value, Beginning of Year                           $  15.12  $ 14.08   $ 12.17   $  9.04  $  10.23
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                            0.16     0.18      0.12      0.10      0.10
Net realized and unrealized gains (losses)                       2.41     0.95      1.95      3.12     (1.18)
   Total from Investment Operations                              2.57     1.13      2.07      3.22     (1.08)
                                                             --------  -------   -------   -------  --------
LESS DISTRIBUTIONS PAID:
   From net investment income                                   (0.17)   (0.09)    (0.16)    (0.09)    (0.11)
   From net realized gains                                         --       --        --        --        --
       Total Distributions Paid                                 (0.17)   (0.09)    (0.16)    (0.09)    (0.11)
                                                             --------  -------   -------   -------  --------
Net Asset Value, End of Year                                 $  17.52  $ 15.12   $ 14.08   $ 12.17  $   9.04
                                                             --------  -------   -------   -------  --------
Total Return /(1)/                                              17.12%    8.08%    17.23%    36.11%   (10.71)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                        $102,484  $73,416   $77,506   $74,400  $165,559
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                   0.31%    0.31%     0.31%     0.31%     0.31%
   Expenses, before waivers and reimbursements                   0.53%    0.55%     0.59%     0.64%     0.59%
   Net investment income, net of waivers and reimbursements      1.19%    1.11%     0.96%     1.12%     1.07%
   Net investment income, before waivers and reimbursements      0.97%    0.87%     0.68%     0.79%     0.79%
Portfolio Turnover Rate                                         45.99%   33.95%    23.36%    24.61%    30.29%

                                                                                  CLASS D
                                                             -----------------------------------------------
Selected per share data                                        2006      2005   2004/(2)/ 2003/(2)/ 2002/(2)/
-----------------------                                      --------  -------  --------  --------  --------
Net Asset Value, Beginning of Year                           $  14.89  $ 13.87   $ 11.98   $  8.92  $  10.07
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                            0.08     0.10      0.07      0.06      0.05
Net realized and unrealized gains (losses)                       2.39     0.97      1.95      3.07     (1.13)
   Total from Investment Operations                              2.47     1.07      2.02      3.13     (1.08)
                                                             --------  -------   -------   -------  --------
LESS DISTRIBUTIONS PAID:
   From net investment income                                   (0.11)   (0.05)    (0.13)    (0.07)    (0.07)
   From net realized gains                                         --       --        --        --        --
       Total Distributions Paid                                 (0.11)   (0.05)    (0.13)    (0.07)    (0.07)
                                                             --------  -------   -------   -------  --------
Net Asset Value, End of Year                                 $  17.25  $ 14.89   $ 13.87   $ 11.98  $   8.92
                                                             --------  -------   -------   -------  --------
Total Return /(1)/                                              16.66%    7.71%    17.00%    35.40%   (10.87)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                        $    243  $   373   $   314   $   135  $     93
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                   0.70%    0.70%     0.70%     0.70%     0.70%
   Expenses, before waivers and reimbursements                   0.92%    0.94%     0.98%     1.03%     0.98%
   Net investment income, net of waivers and reimbursements      0.80%    0.72%     0.57%     0.73%     0.68%
   Net investment income, before waivers and reimbursements      0.58%    0.48%     0.29%     0.40%     0.40%
Portfolio Turnover Rate                                         45.99%   33.95%    23.36%    24.61%    30.29%

--------
(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the years ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 21 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

MIDCAP GROWTH PORTFOLIO

                                                          CLASS A
                               --------------------------------------------------------
Selected per share data        2006/(2)/    2005/(2)/    2004/(2)/  2003/(2)/    2002/(2)/
-----------------------        --------   --------       --------   --------   --------
Net Asset Value, Beginning of
  Year                          $ 11.54    $ 10.41        $  9.96    $  7.94    $  8.96
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment income (loss)       0.01      (0.06)         (0.05)     (0.05)     (0.05)
Net realized and unrealized
  gains (losses)                   0.71       1.19           0.50       2.07      (0.97)
   Total from Investment
     Operations                    0.72       1.13           0.45       2.02      (1.02)
                                -------    -------        -------    -------    -------
Net Asset Value, End of Year    $ 12.26    $ 11.54        $ 10.41    $  9.96    $  7.94
                                -------    -------        -------    -------    -------
Total Return /(1)/                 6.24%     10.85%          4.52%     25.44%    (11.38)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end
  of year                       $ 6,616    $16,998        $24,204    $27,536    $26,288
Ratio to average net assets
  of:
   Expenses, net of waivers
     and reimbursements            0.91%      0.92%/(3)/     0.91%      0.91%      0.93%/(3)/
   Expenses, before waivers
     and reimbursements            1.68%      1.39%          1.36%      1.30%      1.29%
   Net investment income
     (loss), net of waivers
     and reimbursements            0.12%     (0.41)%        (0.54)%    (0.57)%    (0.54)%
   Net investment loss,
     before waivers and
     reimbursements               (0.65)%    (0.88)%        (0.99)%    (0.96)%    (0.90)%
Portfolio Turnover Rate          178.56%     98.76%        150.69%    236.64%    153.80%

                                                          CLASS C
                               --------------------------------------------------------
Selected per share data        2006/(2)/    2005/(2)/    2004/(2)/  2003/(2)/    2002/(2)/
-----------------------        --------   --------       --------   --------   --------
Net Asset Value, Beginning of
  Year                          $ 11.41    $ 10.32        $  9.90    $  7.90    $  8.94
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
Net investment loss               (0.01)     (0.06)         (0.08)     (0.07)     (0.07)
Net realized and unrealized
  gains (losses)                   0.68       1.15           0.50       2.07      (0.97)
   Total from Investment
     Operations                    0.67       1.09           0.42       2.00      (1.04)
                                -------    -------        -------    -------    -------
Net Asset Value, End of Year    $ 12.08    $ 11.41        $ 10.32    $  9.90    $  7.90
                                -------    -------        -------    -------    -------
Total Return /(1)/                 5.87%     10.56%          4.24%     25.32%    (11.63)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end
  of year                       $    25    $ 5,300        $ 4,083    $ 3,186    $ 1,146
Ratio to average net assets
  of:
   Expenses, net of waivers
     and reimbursements            1.15%      1.16%/(3)/     1.15%      1.15%      1.17%/(3)/
   Expenses, before waivers
     and reimbursements            1.92%      1.63%          1.60%      1.54%      1.53%
   Net investment loss, net
     of waivers and
     reimbursements               (0.12)%    (0.65)%        (0.78)%    (0.81)%    (0.78)%
   Net investment loss,
     before waivers and
     reimbursements               (0.89)%    (1.12)%        (1.23)%    (1.20)%    (1.14)%
Portfolio Turnover Rate          178.56%     98.76%        150.69%    236.64%    153.80%

--------
(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the years ended were calculated using the average shares outstanding method.
(3) Expense ratios, net of waivers and reimbursements, for the periods would have been 0.91% and 1.15% for Class A and Class C, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 22 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                        FOR THE FISCAL YEARS ENDED NOVEMBER 30,

MID CAP GROWTH PORTFOLIO

                                                                                      CLASS D
                                                           --------------------------------------------------------
Selected per share data                                    2006/(2)/   2005/(2)/     2004/(2)/  2003/(2)/    2002/(2)/
-----------------------                                    --------   --------       --------   --------   --------
Net Asset Value, Beginning of Year                          $ 11.32     $10.25        $  9.85    $  7.88    $  8.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                           (0.04)     (0.10)         (0.09)     (0.08)     (0.08)
Net realized and unrealized gains (losses)                     0.69       1.17           0.49       2.05      (0.97)
   Total from Investment Operations                            0.65       1.07           0.40       1.97      (1.05)
                                                            -------     ------        -------    -------    -------
Net Asset Value, End of Year                                $ 11.97     $11.32        $ 10.25    $  9.85    $  7.88
                                                            -------     ------        -------    -------    -------
Total Return /(1)/                                             5.74%     10.44%          4.06%     25.00%    (11.76)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                       $    40     $  144        $   443    $   264    $   195
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                 1.30%      1.31%/(3)/     1.30%      1.30%      1.32%/(3)/
   Expenses, before waivers and reimbursements                 2.07%      1.78%          1.75%      1.69%      1.68%
   Net investment loss, net of waivers and reimbursements     (0.27)%    (0.80)%        (0.93)%    (0.96)%    (0.93)%
   Net investment loss, before waivers and reimbursements     (1.04)%    (1.27)%        (1.38)%    (1.35)%    (1.29)%
Portfolio Turnover Rate                                      178.56%     98.76%        150.69%    236.64%    153.80%

--------
(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the years ended were calculated using the average shares outstanding method.
(3) Expense ratios, net of waivers and reimbursements, for the years would have been 1.30% for Class D, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 23 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FOCUSED GROWTH PORTFOLIO

                                                                                          CLASS A
                                                                    -------------------------------------------------
Selected per share data                                               2006   2005/(2)/    2004    2003/(2)/  2002/(2)/
-----------------------                                             -------  --------   --------  --------   --------
Net Asset Value, Beginning of Year                                  $ 12.46  $  11.67   $  11.23  $  10.26   $  12.72
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           0.07      0.04       0.06        --      (0.02)
Net realized and unrealized gains (losses)                             0.84      0.81       0.38      0.97      (2.44)
   Total from Investment Operations                                    0.91      0.85       0.44      0.97      (2.46)
                                                                    -------  --------   --------  --------   --------
LESS DISTRIBUTIONS PAID:
   From net investment income                                         (0.04)    (0.06)        --        --         --
       Total Distributions Paid                                       (0.04)    (0.06)        --        --         --
                                                                    -------  --------   --------  --------   --------
Net Asset Value, End of Year                                        $ 13.33  $  12.46   $  11.67  $  11.23   $  10.26
                                                                    -------  --------   --------  --------   --------
Total Return /(1)/                                                     7.29%     7.35%      3.92%     9.45%    (19.34)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                               $95,041  $150,994   $183,444  $210,064   $202,117
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                         0.86%     0.86%      0.86%     0.86%      0.88%
   Expenses, before waivers and reimbursements                         1.06%     1.01%      1.01%     1.00%      1.09%
   Net investment income (loss), net of waivers and reimbursements     0.48%     0.26%      0.52%    (0.03)%    (0.17)%
   Net investment income (loss), before waivers and reimbursements     0.28%     0.11%      0.37%    (0.17)%    (0.38)%
Portfolio Turnover Rate                                              151.02%   178.43%    189.01%   202.69%    148.40%

                                                                                          CLASS C
                                                                    -------------------------------------------------
Selected per share data                                               2006   2005/(2)/    2004    2003/(2)/  2002/(2)/
-----------------------                                             -------  --------   --------  --------   --------
Net Asset Value, Beginning of Year                                  $ 12.23  $  11.45   $  11.05  $  10.12   $  12.57
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          (0.07)       --       0.03        --      (0.05)
Net realized and unrealized gains (losses)                             0.86      0.82       0.37      0.93      (2.40)
   Total from Investment Operations                                    0.79      0.82       0.40      0.93      (2.45)
                                                                    -------  --------   --------  --------   --------
LESS DISTRIBUTIONS PAID:
   From net investment income                                         (0.04)    (0.04)        --        --         --
       Total Distributions Paid                                       (0.04)    (0.04)        --        --         --
                                                                    -------  --------   --------  --------   --------
Net Asset Value, End of Year                                        $ 12.98  $  12.23   $  11.45  $  11.05   $  10.12
                                                                    -------  --------   --------  --------   --------
Total Return /(1)/                                                     6.44%     7.16%      3.62%     9.30%    (19.57)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                               $    92  $  7,779   $ 15,926  $ 16,153   $  7,247
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                         1.10%     1.10%      1.10%     1.10%      1.12%
   Expenses, before waivers and reimbursements                         1.30%     1.25%      1.25%     1.24%      1.33%
   Net investment income (loss), net of waivers and reimbursements     0.24%     0.02%      0.28%    (0.27)%    (0.41)%
   Net investment income (loss), before waivers and reimbursements     0.04%    (0.13)%     0.13%    (0.41)%    (0.62)%
Portfolio Turnover Rate                                              151.02%   178.43%    189.01%   202.69%    148.40%

--------
(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the years ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 24 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                        FOR THE FISCAL YEARS ENDED NOVEMBER 30,

FOCUSED GROWTH PORTFOLIO

                                                                                          CLASS D
                                                                    --------------------------------------------------
Selected per share data                                               2006    2005/(2)/    2004    2003/(2)/  2002/(2)/
-----------------------                                             -------   --------   -------   --------   --------
Net Asset Value, Beginning of Year                                  $ 11.90    $ 11.15   $ 10.78    $  9.89    $ 12.30
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          (0.08)     (0.02)     0.01      (0.01)     (0.06)
Net realized and unrealized gains (losses)                             0.90       0.79      0.36       0.90      (2.35)
   Total from Investment Operations                                    0.82       0.77      0.37       0.89      (2.41)
                                                                    -------    -------   -------    -------    -------
LESS DISTRIBUTIONS PAID:
   From net investment income                                         (0.04)     (0.02)       --         --         --
       Total Distributions Paid                                       (0.04)     (0.02)       --         --         --
                                                                    -------    -------   -------    -------    -------
Net Asset Value, End of Year                                        $ 12.68    $ 11.90   $ 11.15    $ 10.78    $  9.89
                                                                    -------    -------   -------    -------    -------
Total Return /(1)/                                                     6.87%      6.95%     3.43%      9.11%    (19.67)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                               $   139    $   231   $ 1,362    $ 1,800    $   984
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                         1.25%      1.25%     1.25%      1.25%      1.27%
   Expenses, before waivers and reimbursements                         1.45%      1.40%     1.40%      1.39%      1.48%
   Net investment income (loss), net of waivers and reimbursements     0.09%     (0.13)%    0.13%     (0.42)%    (0.56)%
   Net investment loss, before waivers and reimbursements             (0.11)%    (0.28)%   (0.02)%    (0.56)%    (0.77)%
Portfolio Turnover Rate                                              151.02%    178.43%   189.01%    202.69%    148.40%

--------
(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the years ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 25 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

DIVERSIFIED GROWTH PORTFOLIO

                                                                                         CLASS A
                                                             ---------------------------------------------------------

Selected per share data                                      2006/(2)/   2005/(2)/        2004        2003        2002
-----------------------                                      --------  --------       -------       -------   --------
Net Asset Value, Beginning of Year                            $  8.30   $  7.58       $  7.09       $  6.17    $  7.52
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                            0.07      0.05          0.06          0.04       0.04
Net realized and unrealized gains (losses)                       0.57      0.73          0.47          0.91      (1.36)
   Total from Investment Operations                              0.64      0.78          0.53          0.95      (1.32)
                                                              -------   -------       -------       -------    -------
LESS DISTRIBUTIONS PAID:
   From net investment income                                   (0.06)    (0.06)        (0.04)        (0.03)     (0.03)
   From net realized gains                                      (0.79)       --            --            --         --
       Total Distributions Paid                                 (0.85)    (0.06)        (0.04)        (0.03)     (0.03)
                                                              -------   -------       -------       -------    -------
Net Asset Value, End of Year                                  $  8.09   $  8.30       $  7.58       $  7.09    $  6.17
                                                              -------   -------       -------       -------    -------
Total Return /(1)/                                               8.36%    10.33%         7.47%        15.58%    (17.62)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                         $42,505   $38,154       $44,967       $59,580    $66,371
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                   0.76%     0.77%/(3)/    0.77%/(3)/    0.76%      0.73%/(4)/
   Expenses, before waivers and reimbursements                   1.15%     1.08%         1.03%         0.97%      0.97%
   Net investment income, net of waivers and
     reimbursements                                              0.96%     0.64%         0.64%         0.53%      0.49%
   Net investment income, before waivers and
     reimbursements                                              0.57%     0.33%         0.38%         0.32%      0.25%
Portfolio Turnover Rate                                        123.43%    49.34%       102.83%       104.96%     55.31%

                                                                                         CLASS D
                                                             ---------------------------------------------------------
Selected per share data                                      2006/(2)/   2005/(2)/        2004        2003      2002/(5)/
-----------------------                                      --------  --------       -------       -------   --------
Net Asset Value, Beginning of Year                            $  7.95   $  7.27       $  6.81       $  5.93    $  7.23
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                            0.04      0.01          0.04            --       0.03
Net realized and unrealized gains (losses)                       0.54      0.70          0.43          0.89      (1.33)
   Total from Investment Operations                              0.58      0.71          0.47          0.89      (1.30)
                                                              -------   -------       -------       -------    -------
LESS DISTRIBUTIONS PAID:
   From net investment income                                   (0.01)    (0.03)        (0.01)        (0.01)        --
   From net realized gains                                      (0.79)       --            --            --         --
       Total Distributions Paid                                 (0.80)    (0.03)        (0.01)        (0.01)        --
                                                              -------   -------       -------       -------    -------
Net Asset Value, End of Year                                  $  7.73   $  7.95       $  7.27       $  6.81    $  5.93
                                                              -------   -------       -------       -------    -------
Total Return /(1)/                                               7.87%     9.82%         6.99%        15.07%    (17.98)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                         $   195   $   136       $   524       $   448    $   397
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                   1.15%     1.16%/(3)/    1.16%/(3)/    1.15%      1.12%/(4)/
   Expenses, before waivers and reimbursements                   1.54%     1.47%         1.42%         1.36%      1.36%
   Net investment income, net of waivers and
     reimbursements                                              0.57%     0.25%         0.25%         0.14%      0.10%
   Net investment income (loss), before waivers and
     reimbursements                                              0.18%    (0.06)%       (0.01)%       (0.07)%    (0.14)%
Portfolio Turnover Rate                                        123.43%    49.34%       102.83%       104.96%     55.31%

--------
(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the year ended were calculated using the average shares outstanding method.
(3) Expense ratios, net of waivers and reimbursements, for the years would have been 0.76% and 1.15% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.
(4) Expense ratios, net of waivers and reimbursements, for the year would have been 0.72% and 1.11% for Class A and Class D, respectively, absent the effect of interest expense incurred by the Portfolio's temporary borrowings against a line of credit.
(5) Distributions from net investment income were less than $0.01 per share.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 26 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                        FOR THE FISCAL YEARS ENDED NOVEMBER 30,

EQUITY INDEX PORTFOLIO

                                                                                   CLASS A
                                                             -------------------------------------------------
Selected per share data                                      2006/(2)/ 2005/(2)/ 2004/( 2)/ 2003/(2)/    2002
-----------------------                                      --------  --------  ---------  --------  --------
Net Asset Value, Beginning of Year                           $  15.89  $  15.11   $  13.66  $  12.36  $  15.57
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                            0.27      0.26       0.26      0.19      0.18
Net realized and unrealized gains (losses)                       1.87      0.97       1.46      1.57     (2.68)
   Total from Investment Operations                              2.14      1.23       1.72      1.76     (2.50)
                                                             --------  --------   --------  --------  --------
LESS DISTRIBUTIONS PAID:
   From net investment income                                   (0.28)    (0.25)     (0.26)    (0.24)    (0.19)
   From net realized gains                                      (0.58)    (0.20)     (0.01)    (0.22)    (0.52)
       Total Distributions Paid                                 (0.86)    (0.45)     (0.27)    (0.46)    (0.71)
                                                             --------  --------   --------  --------  --------
Net Asset Value, End of Year                                 $  17.17  $  15.89   $  15.11  $  13.66  $  12.36
                                                             --------  --------   --------  --------  --------
Total Return /(1)/                                              14.03%     8.28%     12.66%    14.78%   (16.69)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                        $725,157  $746,734   $693,670  $637,603  $797,850
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                   0.21%     0.21%      0.21%     0.21%     0.21%
   Expenses, before waivers and reimbursements                   0.28%     0.34%      0.34%     0.35%     0.37%
   Net investment income, net of waivers and reimbursements      1.72%     1.70%      1.82%     1.59%     1.34%
   Net investment income, before waivers and reimbursements      1.65%     1.57%      1.69%     1.45%     1.18%
Portfolio Turnover Rate                                         17.12%    18.74%     11.93%    16.04%    26.53%

                                                                                   CLASS C
                                                             -------------------------------------------------
Selected per share data                                      2006/(2)/ 2005/(2)/ 2004/(2)/  2003/(2)/    2002
-----------------------                                      --------  --------  ---------  --------  --------
Net Asset Value, Beginning of Year                           $  15.82  $  15.05   $  13.60  $  12.31  $  15.51
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                            0.24      0.22       0.24      0.16      0.14
Net realized and unrealized gains (losses)                       1.85      0.97       1.44      1.56     (2.66)
   Total from Investment Operations                              2.09      1.19       1.68      1.72     (2.52)
                                                             --------  --------   --------  --------  --------
LESS DISTRIBUTIONS PAID:
   From net investment income                                   (0.24)    (0.22)     (0.22)    (0.21)    (0.16)
   From net realized gains                                      (0.58)    (0.20)     (0.01)    (0.22)    (0.52)
       Total Distributions Paid                                 (0.82)    (0.42)     (0.23)    (0.43)    (0.68)
                                                             --------  --------   --------  --------  --------
Net Asset Value, End of Year                                 $  17.09  $  15.82   $  15.05  $  13.60  $  12.31
                                                             --------  --------   --------  --------  --------
Total Return /(1)/                                              13.76%     8.00%     12.36%    14.56%   (16.89)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                        $ 26,677  $ 24,892   $ 38,536  $ 27,885  $ 47,325
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                   0.45%     0.45%      0.45%     0.45%     0.45%
   Expenses, before waivers and reimbursements                   0.52%     0.58%      0.58%     0.59%     0.61%
   Net investment income, net of waivers and reimbursements      1.48%     1.46%      1.58%     1.35%     1.10%
   Net investment income, before waivers and reimbursements      1.41%     1.33%      1.45%     1.21%     0.94%
Portfolio Turnover Rate                                         17.12%    18.74%     11.93%    16.04%    26.53%

--------
(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the years ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 27 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

EQUITY INDEX PORTFOLIO

                                                                                  CLASS D
                                                             -----------------------------------------------
Selected per share data                                      2006/(2)/ 2005/(2)/ 2004/(2)/ 2003/(2)/   2002
-----------------------                                      --------  --------  --------  --------  -------
Net Asset Value, Beginning of Year                             $15.79   $ 15.02   $ 13.59    $12.30  $ 15.51
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                            0.21      0.20      0.21      0.15     0.14
Net realized and unrealized gains (losses)                       1.85      0.96      1.44      1.55    (2.69)
   Total from Investment Operations                              2.06      1.16      1.65      1.70    (2.55)
                                                               ------   -------   -------    ------  -------
LESS DISTRIBUTIONS PAID:
   From net investment income                                   (0.21)    (0.19)    (0.21)    (0.19)   (0.14)
   From net realized gains                                      (0.58)    (0.20)    (0.01)    (0.22)   (0.52)
       Total Distributions Paid                                 (0.79)    (0.39)    (0.22)    (0.41)   (0.66)
                                                               ------   -------   -------    ------  -------
Net Asset Value, End of Year                                   $17.06   $ 15.79   $ 15.02    $13.59  $ 12.30
                                                               ------   -------   -------    ------  -------
Total Return /(1)/                                              13.57%     7.84%    12.16%    14.37%  (17.05)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                          $4,617   $10,385   $12,400    $7,569  $ 5,397
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                   0.60%     0.60%     0.60%     0.60%    0.60%
   Expenses, before waivers and reimbursements                   0.67%     0.73%     0.73%     0.74%    0.76%
   Net investment income, net of waivers and reimbursements      1.33%     1.31%     1.43%     1.20%    0.95%
   Net investment income, before waivers and reimbursements      1.26%     1.18%     1.30%     1.06%    0.79%
Portfolio Turnover Rate                                         17.12%    18.74%    11.93%    16.04%   26.53%

--------
(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the years ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 28 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                        FOR THE FISCAL YEARS ENDED NOVEMBER 30,

BALANCED PORTFOLIO

                                                                                  CLASS A
                                                             ------------------------------------------------
Selected per share data                                        2006      2005    2004/(2)/ 2003/(2)/ 2002/(3)/
-----------------------                                      --------  --------  --------  --------  --------
Net Asset Value, Beginning of Year                           $  12.63  $  12.11  $  11.70  $  10.65   $ 11.76
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                            0.28      0.23      0.19      0.18      0.24
Net realized and unrealized gains (losses)                       0.52      0.62      0.41      1.05     (1.08)
   Total from Investment Operations                              0.80      0.85      0.60      1.23     (0.84)
                                                             --------  --------  --------  --------   -------
LESS DISTRIBUTIONS PAID:
   From net investment income                                   (0.27)    (0.23)    (0.19)    (0.18)    (0.27)
   From net realized gains                                      (0.55)    (0.10)       --        --        --
       Total Distributions Paid                                 (0.82)    (0.33)    (0.19)    (0.18)    (0.27)
                                                             --------  --------  --------  --------   -------
Net Asset Value, End of Year                                 $  12.61  $  12.63  $  12.11  $  11.70   $ 10.65
                                                             --------  --------  --------  --------   -------
Total Return /(1)/                                               6.74%     7.14%     5.14%    11.69%    (7.26)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                        $125,172  $130,166  $128,318  $129,674   $88,438
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                   0.61%     0.61%     0.61%     0.61%     0.61%
   Expenses, before waivers and reimbursements                   0.79%     0.78%     0.78%     0.79%     0.86%
   Net investment income, net of waivers and reimbursements      2.23%     1.90%     1.63%     1.61%     2.21%
   Net investment income, before waivers and reimbursements      2.05%     1.73%     1.46%     1.43%     1.96%
Portfolio Turnover Rate                                        200.30%   119.58%   133.25%   147.53%   133.42%

                                                                                  CLASS C
                                                             ------------------------------------------------
Selected per share data                                        2006      2005    2004/(2)/ 2003/(2)/ 2002/(3)/
-----------------------                                      --------  --------  --------  --------  --------
Net Asset Value, Beginning of Year                           $  12.63  $  12.11  $  11.70  $  10.64   $ 11.76
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                            0.25      0.21      0.17      0.16      0.21
Net realized and unrealized gains (losses)                       0.52      0.61      0.40      1.05     (1.09)
   Total from Investment Operations                              0.77      0.82      0.57      1.21     (0.88)
                                                             --------  --------  --------  --------   -------
LESS DISTRIBUTIONS PAID:
   From net investment income                                   (0.24)    (0.20)    (0.16)    (0.15)    (0.24)
   From net realized gains                                      (0.55)    (0.10)       --        --        --
       Total Distributions Paid                                 (0.79)    (0.30)    (0.16)    (0.15)    (0.24)
                                                             --------  --------  --------  --------   -------
Net Asset Value, End of Year                                 $  12.61  $  12.63  $  12.11  $  11.70   $ 10.64
                                                             --------  --------  --------  --------   -------
Total Return /(1)/                                               6.57%     6.80%     4.90%    11.54%    (7.56)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                        $  4,306  $  4,518  $  4,987  $  1,098   $   860
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                   0.85%     0.85%     0.85%     0.85%     0.85%
   Expenses, before waivers and reimbursements                   1.03%     1.02%     1.02%     1.03%     1.10%
   Net investment income, net of waivers and reimbursements      1.99%     1.66%     1.39%     1.37%     1.97%
   Net investment income, before waivers and reimbursements      1.81%     1.49%     1.22%     1.19%     1.72%
Portfolio Turnover Rate                                        200.30%   119.58%   133.25%   147.53%   133.42%

--------
(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the years ended were calculated using the average shares outstanding method.
(3) As required, effective December 1, 2001, the Portfolios adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began recording paydown gains and losses on mortgage- and asset-backed securities as interest income, rather than realized gains and losses.

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 29 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FINANCIAL HIGHLIGHTS (continued)        FOR THE FISCAL YEARS ENDED NOVEMBER 30,

BALANCED PORTFOLIO

                                                                                  CLASS D
                                                             -----------------------------------------------
Selected per share data                                        2006     2005   2004 /(2)/ 2003 /(2)/   2002
-----------------------                                      -------  -------  ---------  ---------  -------
Net Asset Value, Beginning of Year                           $ 12.54  $ 12.03    $ 11.62    $ 10.58  $ 11.69
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                           0.23     0.20       0.15       0.13     0.19
Net realized and unrealized gains (losses)                      0.53     0.59       0.40       1.05    (1.08)
   Total from Investment Operations                             0.76     0.79       0.55       1.18    (0.89)
                                                             -------  -------    -------    -------  -------
LESS DISTRIBUTIONS PAID:
   From net investment income                                  (0.23)   (0.18)     (0.14)     (0.14)   (0.22)
   From net realized gains                                     (0.55)   (0.10)        --         --       --
       Total Distributions Paid                                (0.78)   (0.28)     (0.14)     (0.14)   (0.22)
                                                             -------  -------    -------    -------  -------
Net Asset Value, End of Year                                 $ 12.52  $ 12.54    $ 12.03    $ 11.62  $ 10.58
                                                             -------  -------    -------    -------  -------
Total Return /(1)/                                              6.38%    6.65%      4.79%     11.24%   (7.66)%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year                        $   254  $   254    $   486    $   333  $   317
Ratio to average net assets of:
   Expenses, net of waivers and reimbursements                  1.00%    1.00%      1.00%      1.00%    1.00%
   Expenses, before waivers and reimbursements                  1.18%    1.17%      1.17%      1.18%    1.25%
   Net investment income, net of waivers and reimbursements     1.84%    1.51%      1.24%      1.22%    1.82%
   Net investment income, before waivers and reimbursements     1.66%    1.34%      1.07%      1.04%    1.57%
Portfolio Turnover Rate                                       200.30%  119.58%    133.25%    147.53%  133.42%

--------
(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.
(2) Financial highlights for the years ended were calculated using the average shares outstanding method.

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 30 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS                                      NOVEMBER 30, 2006

INTERNATIONAL GROWTH PORTFOLIO

                                                              NUMBER   VALUE
                                                             OF SHARES (000S)
                                                             --------- -------
COMMON STOCKS - 96.7%
Australia - 4.6%
   Cochlear Ltd. +                                              59,207 $ 2,630
   Orica Ltd. +                                                 92,083   1,744
   Telstra Corp. Ltd. - Installment Receipt                    952,431   1,758
   Woolworths Ltd.                                             213,692   3,709
                                                                       -------
                                                                         9,841
                                                                       -------
China - 1.4%
   Bank of China Ltd. +                                      5,950,000   2,884
                                                                       -------
Finland - 2.0%
   Nokia OYJ                                                   208,079   4,186
                                                                       -------
France - 7.4%
   Accor S.A. +                                                 48,426   3,521
   Alstom RGPT *                                                32,455   3,772
   AXA S.A.                                                    106,018   4,016
   Societe Generale                                             25,768   4,317
                                                                       -------
                                                                        15,626
                                                                       -------
Germany - 11.6%
   Deutsche Bank A.G. (Registered)                              34,621   4,465
   E.ON A.G.                                                    33,602   4,315
   Fresenius Medical Care A.G. & Co. KGaA +                     11,735   1,575
   Hochtief A.G.                                                23,613   1,584
   Linde A.G.                                                   32,344   3,187
   SAP A.G.                                                     18,196   3,804
   Siemens A.G. (Registered)                                    28,020   2,667
   ThyssenKrupp A.G. +                                          77,582   2,994
                                                                       -------
                                                                        24,591
                                                                       -------
Greece - 1.5%
   National Bank of Greece S.A.                                 69,264   3,176
                                                                       -------
Italy - 5.4%
   Banche Popolari Unite Scpa                                   56,735   1,500
   ENI S.p.A.                                                  114,227   3,739
   Finmeccanica S.p.A.                                          63,935   1,586
   UniCredito Italiano S.p.A. (Milan Exchange)                 531,641   4,591
                                                                       -------
                                                                        11,416
                                                                       -------
Japan - 12.1%
   East Japan Railway Co.                                          434   3,045
   Fanuc Ltd.                                                   37,300   3,400
   Keyence Corp.                                                   100      23
   Nippon Telegraph & Telephone Corp.                              488   2,471
   ORIX Corp.                                                   15,540   4,256
   Shiseido Co. Ltd.                                           167,000   3,369
   Sony Corp.                                                   77,900   3,083
   Toyota Motor Corp.                                           99,300   6,023
                                                                       -------
                                                                        25,670
                                                                       -------
Netherlands - 4.0%
   Qiagen N.V. * +                                             162,217   2,374
   Royal Dutch Shell PLC, Class B                              174,384   6,229
                                                                       -------
                                                                         8,603
                                                                       -------
Singapore - 1.1%
   CapitaLand Ltd.                                             585,000   2,375
                                                                       -------
Spain - 2.2%
   Banco Santander Central Hispano S.A.                        263,633   4,787
                                                                       -------
Sweden - 4.2%
   Assa Abloy AB, Class B                                      140,909   2,865
   Autoliv, Inc. SDR +                                          51,036   2,962
   Telefonaktiebolaget LM Ericsson, Class B                    797,000   3,084
                                                                       -------
                                                                         8,911
                                                                       -------
Switzerland - 16.3%
   ABB Ltd. (Registered)                                       185,288   2,992
   Julius Baer Holding A.G. (Registered)                        35,076   3,732
   Logitech International S.A. (Registered) *                   57,753   1,699
   Nestle S.A. (Registered)                                     13,994   4,940
   Novartis A.G. (Registered)                                   72,852   4,247
   Phonak Holding A.G.                                          24,383   1,824
   Roche Holding A.G. (Genusschein)                             18,636   3,367
   Schindler Holding A.G.                                       47,784   2,853
   Swiss Life Holding                                            8,318   2,048
   Syngenta A.G. (Registered) *                                 18,598   3,272
   Xstrata PLC                                                  80,820   3,622
                                                                       -------
                                                                        34,596
                                                                       -------
United Kingdom - 22.9%
   Barclays PLC                                                302,245   4,043
   BP PLC                                                      198,828   2,243
   BT Group PLC                                                565,747   3,161
   Carnival PLC                                                 69,433   3,378
   Centrica PLC                                                609,713   3,964
   Diageo PLC                                                  208,307   3,999
   GlaxoSmithKline PLC                                         179,597   4,770
   ITV PLC                                                   1,555,260   3,417
   Lloyds TSB Group PLC                                        388,578   4,129
   Lonmin PLC                                                   29,945   1,807
   Marks & Spencer Group PLC                                   260,739   3,501
   Prudential PLC                                              295,993   3,843
   Vodafone Group PLC                                        1,135,212   3,001

See Notes to the Financial Statements

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 31 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS                                      NOVEMBER 30, 2006

INTERNATIONAL GROWTH PORTFOLIO (continued)

                                                            NUMBER     VALUE
                                                           OF SHARES   (000S)
                                                          ----------- --------
COMMON STOCKS - 96.7% - CONTINUED
United Kingdom - 22.9% - (continued)
   WPP Group PLC                                              250,124 $  3,319
                                                                      --------
                                                                        48,575
                                                                      --------
Total Common Stocks
(Cost $170,666)                                                        205,237

INVESTMENT COMPANY - 8.4%
   Northern Institutional Funds - Liquid Assets
     Portfolio /(1)/                                       17,896,645   17,897
                                                                      --------
Total Investment Company
(Cost $17,897)                                                          17,897

                                                           PRINCIPAL
                                                            AMOUNT     VALUE
                                                            (000S)     (000S)
                                                          ----------- --------
SHORT-TERM INVESTMENT - 0.3%
   Societe General, Grand Cayman, Eurodollar Time
     Deposit, 5.31%, 12/1/06                              $       694      694
                                                                      --------
Total Short-Term Investment
(Cost $694)                                                                694
                                                                      --------
Total Investments - 105.4%
(Cost $189,257)                                                        223,828
   Liabilities less Other Assets - (5.4)%                              (11,544)
                                                                      --------
NET ASSETS - 100.0%                                                   $212,284
--------
(1) Investment relates to cash collateral received from portfolio securities loaned.
*   Non-Income Producing Security
+   Security is either wholly or partially on loan.

At November 30, 2006, the industry sectors for the International Growth Portfolio were:

                                                                % OF LONG-TERM
INDUSTRY SECTOR                                                  INVESTMENTS
---------------                                                 --------------
Consumer Discretionary                                                    14.2%
Consumer Staples                                                           7.8
Energy                                                                     6.0
Financials                                                                26.4
Health Care                                                               10.1
Industrials                                                               12.1
Information Technology                                                     6.2
Materials                                                                  8.1
Telecommunication Services                                                 5.1
Utilities                                                                  4.0
                                                                         -----
Total                                                                    100.0%

At November 30, 2006, the International Growth Portfolio's investments were denominated in the following currencies:

                                                                % OF LONG-TERM
CONCENTRATION BY CURRENCY                                        INVESTMENTS
-------------------------                                       --------------
Euro                                                                      32.2%
British Pound                                                             28.5
Swiss Franc                                                               15.1
Japanese Yen                                                              12.5
All other currencies less than 5%                                         11.7
                                                                         -----
Total                                                                    100.0%

See Notes to the Financial Statements.


EQUITY PORTFOLIOS 32 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS                                      NOVEMBER 30, 2006

INTERNATIONAL EQUITY INDEX PORTFOLIO

                                                                NUMBER   VALUE
                                                               OF SHARES (000S)
                                                               ---------
COMMON STOCKS - 95.8%
Australia - 5.3%
   AGL Energy Ltd. * +                                             4,050 $   49
   Alinta Ltd. +                                                   2,829     23
   Alumina Ltd. +                                                 14,676     73
   Amcor Ltd. +                                                   11,335     67
   AMP Ltd. +                                                     21,156    158
   Ansell Ltd.                                                     1,440     13
   Aristocrat Leisure Ltd. +                                       3,146     39
   Australia & New Zealand Banking Group Ltd. +                   18,386    413
   Australian Stock Exchange Ltd. +                                2,293     66
   AXA Asia Pacific Holdings Ltd. +                                5,677     29
   Babcock & Brown International Pty Ltd.                          1,196     23
   BHP Billiton Ltd. +                                            35,498    735
   BlueScope Steel Ltd. +                                          6,095     39
   Boral Ltd. +                                                    4,846     28
   Brambles Ltd. - London Exchange *                               7,065     71
   Brambles Ltd. - Australian Exchange * +                         8,982     91
   Caltex Australia Ltd. +                                           814     14
   Centro Properties Group +                                      11,252     76
   CFS Retail Property Trust +                                    13,415     22
   CFS Retail Property Trust - New * +                               410      1
   Coca-Cola Amatil Ltd. +                                         7,405     44
   Cochlear Ltd. +                                                   450     20
   Coles Myer Ltd. +                                              13,012    136
   Commonwealth Bank of Australia +                               13,279    497
   Commonwealth Property Office Fund +                            11,582     13
   Computershare Ltd. +                                            6,317     45
   CSL Ltd. +                                                      2,221    104
   CSR Ltd. +                                                      8,400     21
   DB RREEF Trust +                                               29,171     40
   Foster's Group Ltd.                                            23,172    122
   Futuris Corp. Ltd.                                              4,913      7
   GPT Group +                                                    20,380     83
   Harvey Norman Holdings Ltd. +                                   4,700     15
   Iluka Resources Ltd. +                                          2,117     12
   Insurance Australia Group Ltd. +                               16,722     76
   Investa Property Group +                                       12,642     24
   John Fairfax Holdings Ltd. +                                   11,289     46
   Leighton Holdings Ltd. +                                        1,200     19
   Lend Lease Corp. Ltd.                                           4,740     65
   Lion Nathan Ltd. +                                              2,500     16
   Macquarie Bank Ltd. +                                           2,661    153
   Macquarie Goodman Group +                                      16,521     92
   Macquarie Infrastructure Group +                               27,063     75
   Mayne Pharma Ltd. +                                             6,769     22
   Mirvac Group +                                                 11,540     48
   National Australia Bank Ltd. +                                 15,651    484
   Newcrest Mining Ltd. +                                          3,349     68
   OneSteel Ltd. +                                                 4,560     16
   Orica Ltd.                                                      2,035     39
   Origin Energy Ltd. +                                            8,100     48
   PaperlinX Ltd.                                                  3,700     12
   Perpetual Ltd. +                                                  534     31
   Publishing & Broadcasting Ltd.                                  2,125     35
   Qantas Airways Ltd.                                             4,801     19
   QBE Insurance Group Ltd. +                                      8,463    173
   Rinker Group Ltd.                                              10,201    150
   Rio Tinto Ltd. +                                                2,937    172
   Santos Ltd.                                                     8,286     67
   Sonic Healthcare Ltd. +                                         2,136     22
   Stockland - New* +                                                286      2
   Stockland Trust +                                              13,162     82
   Suncorp-Metway Ltd. +                                           5,619     91
   Sydney Roads Group * +                                          8,715      8
   Symbion Health Ltd. +                                           6,769     19
   TABCORP Holdings Ltd. +                                         6,115     79
   Tattersall's Ltd.                                               6,260     19
   Telstra Corp. Ltd.                                             32,953     98
   Telstra Corp. Ltd. - Installment Receipt *                     18,991     35
   Toll Holdings Ltd. +                                            5,580     74
   Transurban Group +                                              9,851     57
   Wesfarmers Ltd.                                                 4,196    116
   Westfield Group +                                              15,628    240
   Westpac Banking Corp. +                                        18,152    349
   Woodside Petroleum Ltd.                                         4,968    147
   Woolworths Ltd. +                                              12,141    211
   Zinifex Ltd. +                                                  3,315     45
                                                                         ------
                                                                          6,833
                                                                         ------
Austria - 0.6%
   Boehler-Uddeholm A.G.                                             204     13
   Erste Bank der Oesterreichischen Sparkassen A.G.                1,846    134
   Flughafen Wien A.G.                                                99      9
   IMMOFINANZ Immobilien Anlagen A.G. *                            4,689     62
   Mayr-Melnhof Karton A.G.                                           25      5
   Meinl European Land Ltd. *                                      1,960     46

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 33 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                                                NUMBER   VALUE
                                                               OF SHARES (000S)
                                                               --------- ------
 COMMON STOCKS - 95.8% - CONTINUED
    Austria - 0.6% - (continued)
    Oesterreichische Elektrizitaetswirtschafts A.G.
      (Verbund), Class A +                                         1,120 $   56
    OMV A.G.                                                       1,730     93
    Raiffeisen International Bank Holding A.G.                       390     46
    RHI A.G. * +                                                     174      8
    Telekom Austria A.G.                                           4,956    131
    Voestalpine A.G. +                                             1,442     71
    Wienerberger A.G.                                              1,047     56
                                                                         ------
                                                                            730
                                                                         ------
 Belgium - 1.2%
    AGFA-Gevaert N.V. +                                              719     17
    Barco N.V.                                                       100      9
    Bekaert N.V. +                                                   140     16
    Belgacom S.A. +                                                1,543     66
    Cofinimmo S.A. +                                                  50     10
    Colruyt S.A.                                                     150     28
    D'ieteren S.A. +                                                  40     14
    Delhaize Group                                                   958     76
    Dexia                                                          6,137    168
    Fortis                                                        11,993    489
    Groupe Bruxelles Lambert S.A.                                    780     89
    InBev N.V.                                                     1,813    119
    KBC Groep N.V.                                                 1,905    214
    Mobistar S.A.                                                    200     17
    Omega Pharma S.A.                                                150     10
    Solvay S.A., Class A +                                           697     99
    UCB S.A. +                                                       627     40
    Umicore                                                          100     15
                                                                         ------
                                                                          1,496
                                                                         ------
 Bermuda - 0.0%
    SeaDrill Ltd. * +                                              2,600     43
                                                                         ------
 Denmark - 0.8%
    A.P. Moller - Maersk A/S +                                        11    103
    Bang & Olufsen A/S, Class B +                                     84     10
    Carlsberg A/S, Class B                                           250     24
    Coloplast A/S, Class B +                                         224     20
    Danisco A/S +                                                    674     58
    Danske Bank A/S                                                5,099    223
    DSV A/S +                                                        176     31
    East Asiatic Co. Ltd. A/S                                        159      9
    FLSmidth & Co. A/S                                               388     23
    GN Store Nord A/S                                              3,174     45
    H. Lundbeck A/S                                                  597     15
    Jyske Bank (Registered) *                                        534     35
    NKT Holding A/S                                                  132     11
    Novo-Nordisk A/S, Class B                                      2,471    191
    Novozymes A/S, Class B                                           564     47
    Topdanmark A/S *                                                 216     34
    Vestas Wind Systems A/S *                                      2,427     94
    William Demant Holding A/S *                                     258     21
                                                                         ------
                                                                            994
                                                                         ------
 Finland - 1.4%
    Amer Sports OYJ                                                  600     14
    Cargotec Corp., Class B                                          600     30
    Elisa OYJ, Class A                                             1,350     35
    Fortum OYJ                                                     4,715    138
    KCI Konecranes OYJ                                               400     10
    Kesko OYJ, Class B                                               959     49
    Kone OYJ, Class B                                                700     36
    Metso OYJ +                                                    1,612     74
    Neste Oil OYJ +                                                  900     29
    Nokia OYJ                                                     41,407    833
    Orion OYJ *                                                      600     12
    Outokumpu OYJ                                                    700     23
    Rautaruukki OYJ                                                  700     25
    Sampo OYJ, Class A                                             4,200    106
    Stora Enso OYJ (Registered)                                    6,839    107
    TietoEnator OYJ +                                                880     25
    UPM-Kymmene OYJ                                                5,667    141
    Uponor OYJ                                                       600     20
    Wartsila OYJ, Class B +                                          620     30
    YIT OYJ +                                                        800     21
                                                                         ------
                                                                          1,758
                                                                         ------
 France - 9.1%
    Accor S.A. +                                                   2,256    164
    Air France-KLM                                                 1,914     76
    Air Liquide +                                                  1,231    279
    Alcatel S.A. +                                                18,400    247
    Alstom RGPT *                                                    838     97
    Atos Origin S.A. *                                               448     25
    AXA S.A.                                                      17,112    648
    BNP Paribas                                                    8,450    910
    Bouygues                                                       2,062    122
    Business Objects S.A. * +                                        500     19

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 34 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                                NUMBER   VALUE
                                                               OF SHARES (000S)
                                                               --------- -------
COMMON STOCKS - 95.8% - CONTINUED
France - 9.1% - (continued)
   Cap Gemini S.A.                                                 1,379 $    84
   Carrefour S.A.                                                  5,948     372
   Casino Guichard Perrachon S.A. +                                  363      33
   Cie de Saint-Gobain                                             3,248     259
   Cie Generale d'Optique Essilor International S.A. +               981     105
   CNP Assurances +                                                  300      31
   Credit Agricole S.A.                                            6,154     261
   Dassault Systemes S.A. +                                          351      19
   France Telecom S.A.                                            17,560     456
   Gaz de France +                                                 1,567      68
   Gecina S.A.                                                       151      23
   Groupe Danone +                                                 2,200     339
   Hermes International +                                            577      63
   Imerys S.A.                                                       200      18
   Klepierre +                                                       206      33
   L'Oreal S.A.                                                    2,995     302
   Lafarge S.A.                                                    1,530     222
   Lagardere S.C.A.                                                1,435     105
   LVMH Moet Hennessy Louis Vuitton S.A.                           2,433     252
   Michelin Compagnie Generale des Establissements, Class B +      1,642     143
   Neopost S.A.                                                      133      17
   PagesJaunes S.A.                                                  606      12
   Pernod-Ricard                                                     702     156
   Peugeot S.A. +                                                    994      62
   PPR S.A.                                                          693     106
   Publicis Groupe                                                 1,510      58
   Renault S.A.                                                    1,694     203
   Safran S.A. +                                                   1,045      23
   Sanofi-Aventis                                                 10,343     908
   Schneider Electric S.A.                                         2,313     250
   Societe BIC S.A.                                                  250      17
   Societe Generale                                                3,628     608
   Societe Television Francaise 1                                  1,000      37
   Sodexho Alliance S.A.                                             840      49
   Suez S.A. +                                                    10,595     509
   Suez S.A. (Strip VVPR) *                                        1,400       -
   Technip S.A.                                                      988      69
   Thales S.A. +                                                     700      34
   Thomson                                                         1,609      30
   Total S.A.                                                     22,052   1,564
   Unibail                                                           486     115
   Valeo S.A. +                                                      654      26
   Vallourec                                                         380     102
   Veolia Environment                                              2,856     189
   Vinci S.A.                                                      2,237     281
   Vivendi Universal S.A.                                         11,401     439
   Zodiac S.A. +                                                     300      18
                                                                         -------
                                                                          11,657
                                                                         -------
Germany - 6.8%
   Adidas A.G.                                                     1,819      90
   Allianz A.G. (Registered)                                       4,363     849
   Altana A.G.                                                       550      32
   BASF A.G.                                                       4,998     461
   Bayer A.G.                                                      7,536     389
   Beiersdorf A.G. +                                                 600      35
   Bilfinger & Berger A.G.                                           197      12
   Celesio A.G.                                                      738      38
   Commerzbank A.G.                                                6,305     227
   Continental A.G.                                                1,364     155
   DaimlerChrysler A.G. (Registered)                               9,377     544
   Deutsche Bank A.G. (Registered)                                 5,266     679
   Deutsche Boerse A.G. +                                            973     163
   Deutsche Lufthansa A.G. (Registered)                            2,040      51
   Deutsche Post A.G. (Registered)                                 7,860     234
   Deutsche Postbank A.G.                                            598      50
   Deutsche Telekom A.G. (Registered)                             29,093     516
   Douglas Holding A.G.                                              300      15
   E.ON A.G.                                                       6,316     811
   Fresenius Medical Care A.G. & Co. KGaA +                          741      99
   HeidelbergCement A.G. (VVPR) *                                     83       -
   Heidelberger Druckmaschinen                                       661      29
   Hochtief A.G.                                                     643      43
   Hypo Real Estate Holding                                        1,454      85
   Infineon Technologies A.G. *                                    8,907     114
   IVG Immobilien A.G.                                               317      12
   KarstadtQuelle A.G. *                                             651      18
   Linde A.G.                                                      1,063     105
   MAN A.G.                                                        1,299     124
   Merck KGaA                                                        406      45
   Metro A.G.                                                      1,743     109
   MLP A.G. +                                                        500       9
   Muenchener Rueckversicherungs A.G. (Registered)                 2,078     339
   Puma A.G. Rudolf Dassler Sport                                     84      30

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 35 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO ( continued )

                                                                NUMBER   VALUE
                                                               OF SHARES (000S)
                                                               --------- ------
 COMMON STOCKS - 95.8% - CONTINUED
 Germany - 6.8% - (continued)
    RWE A.G.                                                       4,432 $  503
    Salzgitter A.G.                                                  185     22
    SAP A.G. +                                                     2,283    477
    Siemens A.G. (Registered)                                      8,578    817
    Suedzucker A.G.                                                  487     12
    ThyssenKrupp A.G. +                                            3,895    150
    TUI A.G. +                                                     1,522     32
    Volkswagen A.G. +                                              1,801    196
                                                                         ------
                                                                          8,721
                                                                         ------
 Greece - 0.6%
    Alpha Bank A.E.                                                4,518    141
    Coca Cola Hellenic Bottling Co. S.A.                             860     31
    Cosmote Mobile Communications S.A.                             1,320     37
    EFG Eurobank Ergasias S.A.                                     1,644     59
    Folli-Follie S.A. (Registered)                                   120      4
    Hellenic Petroleum S.A.                                          890     12
    Hellenic Technodomiki Tev S.A.                                   648      7
    Hellenic Telecommunications Organization S.A. *                3,870    113
    Intracom Holdings S.A. (Registered) *                            650      5
    National Bank of Greece S.A.                                   3,837    176
    OPAP S.A.                                                      2,434     92
    Piraeus Bank S.A.                                              2,515     75
    Public Power Corp.                                               783     19
    Technical Olympic S.A.                                           610      2
    Titan Cement Co. S.A.                                            520     28
    Viohalco                                                         870     10
                                                                         ------
                                                                            811
                                                                         ------
 Hong Kong - 1.7%
    ASM Pacific Technology +                                       2,000     11
    Bank of East Asia Ltd.                                        14,904     80
    BOC Hong Kong Holdings Ltd.                                   37,000     89
    Cathay Pacific Airways Ltd. +                                  9,000     21
    Cheung Kong Holdings Ltd.                                     16,000    189
    Cheung Kong Infrastructure Holdings Ltd. +                     4,000     12
    CLP Holdings Ltd.                                             20,000    133
    Esprit Holdings Ltd.                                          12,000    124
    Foxconn International Holdings Ltd. * +                       25,000     76
    Giordano International Ltd.                                   12,000      6
    Hang Lung Properties Ltd. +                                   33,000     73
    Hang Seng Bank Ltd. +                                          9,200    123
    Henderson Land Development Co. Ltd.                            9,000     50
    Hong Kong & China Gas Co. Ltd. +                              40,920     91
    Hong Kong Electric Holdings Ltd.                              13,500     64
    Hong Kong Exchanges and Clearing Ltd.                         11,000     97
    Hopewell Holdings Ltd.                                         5,000     17
    Hutchison Whampoa Ltd. +                                      22,500    211
    Hysan Development Co. Ltd.                                     5,249     14
    Johnson Electric Holdings Ltd.                                13,200     10
    Li & Fung Ltd.                                                26,620     77
    Link REIT (The)                                               22,000     45
    MTR Corp. +                                                   21,861     54
    New World Development Ltd.                                    24,971     46
    PCCW Ltd. +                                                   40,364     26
    Shangri-La Asia Ltd.                                           9,172     24
    Sino Land Co. +                                               13,356     25
    Sun Hung Kai Properties Ltd.                                  14,172    161
    Swire Pacific Ltd., Class A +                                 10,000    106
    Techtronic Industries Co.                                     14,000     19
    Television Broadcasts Ltd.                                     3,000     17
    Texwinca Holdings Ltd.                                         4,000      3
    Wharf Holdings Ltd.                                            8,000     28
    Yue Yuen Industrial Holdings +                                 4,000     13
                                                                         ------
                                                                          2,135
                                                                         ------
 Ireland - 1.0%
    Allied Irish Banks PLC                                         9,106    254
    Bank of Ireland - Dublin                                       8,623    185
    Bank of Ireland - London                                       1,515     32
    C&C Group PLC                                                  3,851     59
    CRH PLC - Dublin                                               4,693    177
    CRH PLC - London                                                 949     36
    DCC PLC                                                          744     23
    Depfa Bank PLC                                                 2,920     53
    Elan Corp. PLC *                                               4,529     65
    Experian Group Ltd. *                                         10,790    124
    Fyffes PLC                                                     2,597      6
    Grafton Group PLC *                                            2,721     40
    Greencore Group PLC                                            1,382      8
    Iaws Group PLC                                                   747     18
    Independent News & Media PLC                                   4,867     17
    Irish Life & Permanent PLC                                     2,751     69
    Kerry Group PLC, Class A                                       1,118     27
    Ryanair Holdings PLC *                                         1,575     20
                                                                         ------
                                                                          1,213
                                                                         ------

See Notes to the Financial Statements.


EQUITY PORTFOLIOS 36 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                                NUMBER   VALUE
                                                               OF SHARES (000S)
                                                               --------- ------
 COMMON STOCKS - 95.8% - CONTINUED
 Italy - 3.7%
    Alleanza Assicurazioni S.p.A. +                                4,083 $   52
    Arnoldo Mondadori Editore S.p.A.                               1,000     10
    Assicurazioni Generali S.p.A. +                                9,934    432
    Autogrill S.p.A.                                               1,000     18
    Autostrade S.p.A. +                                            3,447    107
    Banca Intesa S.p.A.                                           40,086    283
    Banca Intesa S.p.A. (RNC)                                      7,696     53
    Banca Monte dei Paschi di Siena S.p.A.                         7,884     50
    Banca Popolare di Milano Scrl                                  4,676     76
    Banche Popolari Unite Scpa                                     2,462     65
    Banco Popolare di Verona e Novara Scrl +                       3,354     94
    Benetton Group S.p.A.                                            800     15
    Bulgari S.p.A.                                                 1,000     14
    Capitalia S.p.A.                                              16,392    151
    Enel S.p.A. +                                                 44,669    456
    ENI S.p.A.                                                    26,398    864
    Fiat S.p.A. *                                                  6,397    119
    Finmeccanica S.p.A.                                            3,572     89
    Gruppo Editoriale L'Espresso S.p.A. +                          1,000      5
    Italcementi S.p.A.                                             1,080     29
    Luxottica Group S.p.A.                                           896     27
    Mediaset S.p.A.                                                8,699    103
    Mediobanca S.p.A.                                              5,278    126
    Mediolanum S.p.A.                                              2,000     16
    Pirelli & C. S.p.A.                                           17,988     17
    Sanpaolo IMI S.p.A.                                           11,219    248
    Seat Pagine Gialle S.p.A.                                     32,279     19
    Snam Rete Gas S.p.A.                                           6,373     35
    Telecom Italia S.p.A.                                        111,644    339
    Telecom Italia S.p.A. (RNC)                                   60,642    161
    Terna S.p.A.                                                   5,089     17
    Tiscali S.p.A. *                                               2,000      7
    UniCredito Italiano S.p.A.                                    79,540    687
                                                                         ------
                                                                          4,784
                                                                         ------
 Japan - 21.9%
    77 Bank (The) Ltd.                                             3,000     20
    Acom Co. Ltd. +                                                  570     22
    Aderans Co. Ltd.                                                 500     12
    Advantest Corp.                                                1,600     84
    Aeon Co. Ltd.                                                  6,900    163
    Aeon Credit Service Co. Ltd.                                     900     18
    Aiful Corp.                                                    1,000     32
    Aisin Seiki Co Ltd.                                            2,100     66
    Ajinomoto Co., Inc.                                            7,000     85
    All Nippon Airways Co. Ltd.                                    4,000     15
    Alps Electric Co. Ltd.                                         1,000     10
    Amada Co. Ltd.                                                 5,000     51
    Amano Corp.                                                    1,000     12
    Aoyama Trading Co. Ltd.                                          500     14
    Asahi Breweries Ltd.                                           3,700     53
    Asahi Glass Co. Ltd.                                          10,000    118
    Asahi Kasei Corp.                                             14,000     90
    Asatsu-DK, Inc. +                                                500     16
    Astellas Pharma, Inc.                                          5,600    245
    Autobacs Seven Co. Ltd.                                          200      7
    Bank of Fukuoka (The) Ltd.                                     7,000     54
    Bank of Yokohama (The) Ltd.                                   12,000     92
    Benesse Corp.                                                    900     34
    Bridgestone Corp.                                              6,300    138
    Canon, Inc.                                                   10,800    571
    Casio Computer Co. Ltd. +                                      2,800     64
    Central Glass Co Ltd.                                          2,000     12
    Central Japan Railway Co.                                         16    173
    Chiba Bank (The) Ltd.                                          9,000     78
    Chiyoda Corp. +                                                1,000     19
    Chubu Electric Power Co., Inc. +                               6,900    207
    Chugai Pharmaceutical Co. Ltd. +                               2,800     57
    Citizen Watch Co. Ltd. +                                       2,000     15
    Coca-Cola West Holdings Co. Ltd.                                 600     13
    COMSYS Holdings Corp.                                          1,000     10
    Credit Saison Co. Ltd.                                         1,900     67
    CSK Corp.                                                        600     26
    Dai Nippon Printing Co. Ltd.                                   7,000    105
    Daicel Chemical Industries Ltd.                                2,000     14
    Daido Steel Co. Ltd. +                                         4,000     24
    Daiichi Sankyo Co Ltd.                                         7,500    231
    Daikin Industries Ltd.                                         2,800     89
    Daimaru (The), Inc. +                                          2,000     25
    Dainippon Ink & Chemicals, Inc.                                6,000     23
    Dainippon Screen Manufacturing Co. Ltd.                        1,000      9
    Daito Trust Construction Co. Ltd.                              1,100     57
    Daiwa House Industry Co. Ltd.                                  6,000    105
    Daiwa Securities Group, Inc.                                  13,000    149
    Denki Kagaku Kogyo Kabushki Kaisha                             4,000     16

See Notes to the Financial Statements.


                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 37 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                                                NUMBER   VALUE
                                                               OF SHARES (000S)
                                                               --------- ------
COMMON STOCKS - 95.8% - CONTINUED
Japan - 21.9% - (continued)
   Denso Corp.                                                     5,300   $201
   Dentsu, Inc.                                                       19     52
   Dowa Mining Co. Ltd.                                            4,000     33
   East Japan Railway Co.                                             34    239
   Ebara Corp. +                                                   2,000      8
   Eisai Co. Ltd.                                                  2,600    139
   Electric Power Development Co.                                  1,600     67
   Elpida Memory, Inc. *                                           1,300     63
   FamilyMart Co. Ltd.                                             1,000     27
   Fanuc Ltd.                                                      1,900    173
   Fast Retailing Co. Ltd. +                                         600     53
   Fuji Electric Holdings Co. Ltd.                                 6,000     33
   Fuji Photo Film Co. Ltd.                                        4,900    195
   Fuji Television Network, Inc.                                       4      9
   Fujikura Ltd.                                                   2,000     18
   Fujitsu Ltd.                                                   19,000    155
   Furukawa Electric (The) Co. Ltd.                                8,000     54
   Gunma Bank (The) Ltd.                                           3,000     19
   Gunze Ltd.                                                      2,000     10
   Hankyu Department Stores +                                      1,000      9
   Hankyu Hanshin Holdings, Inc. +                                12,000     75
   Hikari Tsushin, Inc.                                              300     13
   Hino Motors Ltd. +                                              2,000     10
   Hirose Electric Co. Ltd.                                          200     23
   Hitachi Cable Ltd. +                                            1,000      5
   Hitachi Chemical Co. Ltd.                                       1,000     27
   Hitachi Ltd.                                                   34,000    202
   Hokuhoku Financial Group, Inc. +                               10,000     37
   Honda Motor Co. Ltd.                                           15,800    560
   House Foods Corp.                                               1,000     16
   Hoya Corp.                                                      4,200    165
   Ibiden Co. Ltd.                                                 1,600     80
   Inpex Holdings, Inc. *                                              9     78
   Isetan Co. Ltd.                                                 2,500     45
   Ishikawajima-Harima Heavy Industries Co. Ltd.                   9,000     29
   Ito En Ltd.                                                       600     18
   Itochu Corp.                                                   16,000    129
   Itochu Techno-Science Corp.                                       400     24
   Jafco Co. Ltd. +                                                  300     15
   Japan Airlines Corp. *                                          6,000     11
   Japan Real Estate Investment Corp.                                  4     41
   Japan Retail Fund Investment Corp.                                  4     31
   COMMON STOCKS - 95.8% - CONTINUED
   Japan - 21.9% - (continued)
   Japan Tobacco, Inc.                                                45    199
   JFE Holdings, Inc.                                              5,700    263
   JGC Corp. +                                                     2,000     32
   Joyo Bank (The) Ltd.                                            9,000     51
   JS Group Corp.                                                  2,700     54
   JSR Corp.                                                       1,900     48
   Kajima Corp.                                                   11,000     52
   Kaken Pharmaceutical Co. Ltd.                                   1,000      8
   Kamigumi Co. Ltd.                                               2,000     17
   Kaneka Corp.                                                    3,000     27
   Kansai Electric Power Co., Inc.                                 7,800    195
   Kao Corp.                                                       5,000    135
   Kawasaki Heavy Industries Ltd. +                               17,000     61
   Kawasaki Kisen Kaisha Ltd. +                                    3,000     21
   KDDI Corp.                                                         23    154
   Keihin Electric Express Railway Co. Ltd. +                      3,000     21
   Keio Corp.                                                      4,000     26
   Keyence Corp.                                                     400     92
   Kinden Corp.                                                    1,000      8
   Kintetsu Corp. +                                               17,000     53
   Kirin Brewery Co. Ltd.                                          8,000    113
   Kobe Steel Ltd.                                                32,000     99
   Kokuyo Co. Ltd.                                                 1,000     16
   Komatsu Ltd.                                                    9,200    167
   Konami Corp.                                                    1,300     37
   Konica Minolta Holdings, Inc. *                                 5,500     80
   Koyo Seiko Co. Ltd.                                             2,200     44
   Kubota Corp.                                                   12,000    106
   Kuraray Co. Ltd.                                                4,500     51
   Kurita Water Industries Ltd.                                      400      8
   Kyocera Corp.                                                   1,700    153
   Kyowa Hakko Kogyo Co. Ltd.                                      5,000     39
   Kyushu Electric Power Co., Inc.                                 4,200    107
   Lawson, Inc.                                                      800     28
   Leopalace21 Corp.                                               1,300     44
   Mabuchi Motor Co. Ltd. +                                          300     18
   Makita Corp.                                                      700     20
   Marubeni Corp.                                                 18,000     92
   Marui Co. Ltd.                                                  3,800     49
   Matsushita Electric Industrial Co. Ltd.                        20,000    390
   Matsushita Electric Works Ltd.                                  5,000     56
   MEDICEO Holdings Co. Ltd.                                       2,000     38

See Notes to the Financial Statements.


EQUITY PORTFOLIOS 38 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                                NUMBER   VALUE
                                                               OF SHARES (000S)
                                                               --------- ------
 COMMON STOCKS - 95.8% - CONTINUED
 Japan - 21.9% - (continued)
    Meiji Dairies Corp.                                            2,000 $   15
    Meiji Seika Kaisha Ltd.                                        3,000     14
    Meitec Corp. +                                                   500     16
    Millea Holdings, Inc.                                          7,700    277
    Minebea Co. Ltd.                                               3,000     21
    Mitsubishi Chemical Holdings Corp.                            13,000     79
    Mitsubishi Corp.                                              13,600    254
    Mitsubishi Electric Corp.                                     20,000    182
    Mitsubishi Estate Co. Ltd.                                    12,000    297
    Mitsubishi Gas Chemical Co., Inc.                              4,000     39
    Mitsubishi Heavy Industries Ltd.                              33,000    143
    Mitsubishi Logistics Corp. +                                   1,000     16
    Mitsubishi Materials Corp. +                                  11,000     42
    Mitsubishi Rayon Co. Ltd. +                                    6,000     41
    Mitsubishi Securities Co. Ltd.                                 2,000     24
    Mitsubishi Tokyo Financial Group, Inc.                            86  1,100
    Mitsui & Co. Ltd.                                             16,000    218
    Mitsui Chemicals, Inc.                                         7,000     52
    Mitsui Engineering & Shipbuilding Co. Ltd. +                   6,000     21
    Mitsui Fudosan Co. Ltd.                                        9,000    212
    Mitsui Mining & Smelting Co. Ltd.                              4,000     19
    Mitsui O.S.K. Lines Ltd.                                      11,000    101
    Mitsui Sumitomo Insurance Co. Ltd.                            12,000    148
    Mitsui Trust Holdings, Inc.                                    7,000     74
    Mitsukoshi Ltd. +                                              6,000     30
    Mitsumi Electric Co. Ltd. +                                    1,000     17
    Mizuho Financial Group, Inc.                                      97    714
    Murata Manufacturing Co. Ltd.                                  2,100    143
    Namco Bandai Holdings, Inc.                                    2,500     38
    NEC Corp.                                                     21,000    100
    NEC Electronics Corp. * +                                        300     10
    NET One Systems Co. Ltd.                                           4      6
    NGK Insulators Ltd. +                                          4,000     59
    NGK Spark Plug Co. Ltd.                                        2,000     37
    Nichirei Corp.                                                 2,000     11
    Nidec Corp.                                                    1,300    102
    Nikko Cordial Corp.                                            9,000    111
    Nikon Corp. +                                                  3,000     62
    Nintendo Co. Ltd.                                              1,000    238
    Nippon Building Fund, Inc. +                                       5     61
    Nippon Electric Glass Co. Ltd.                                 2,000     43
    Nippon Express Co. Ltd.                                       10,000     54
    Nippon Kayaku Co. Ltd. +                                       1,000      8
    Nippon Meat Packers, Inc.                                      1,000     10
    Nippon Mining Holdings, Inc.                                  10,000     73
    Nippon Oil Corp.                                              14,000    100
    Nippon Paper Group, Inc.                                           9     33
    Nippon Sheet Glass Co. Ltd.                                    3,000     13
    Nippon Shokubai Co. Ltd.                                       1,000     11
    Nippon Steel Corp.                                            61,000    274
    Nippon Telegraph & Telephone Corp.                                54    273
    Nippon Yusen Kabushiki Kaisha                                 11,000     77
    Nishimatsu Construction Co. Ltd. +                             2,000      7
    Nissan Chemical Industries Ltd.                                1,000     12
    Nissan Motor Co. Ltd.                                         23,500    287
    Nisshin Seifun Group, Inc.                                     1,500     15
    Nisshin Steel Co. Ltd.                                        10,000     33
    Nisshinbo Industries, Inc.                                     1,000     10
    Nissin Food Products Co. Ltd.                                  1,300     44
    Nitto Denko Corp.                                              1,800     87
    NOK Corp. +                                                      800     15
    Nomura Holdings, Inc.                                         18,300    321
    Nomura Research Institute Ltd.                                   300     43
    NSK Ltd.                                                       6,000     53
    NTN Corp.                                                      5,000     43
    NTT Data Corp.                                                    13     65
    NTT DoCoMo, Inc.                                                 190    291
    Obayashi Corp.                                                 8,000     50
    Odakyu Electric Railway Co. Ltd.                               9,000     59
    OJI Paper Co. Ltd. +                                          10,000     53
    Oki Electric Industry Co. Ltd. +                               5,000     11
    Okumura Corp. +                                                2,000     10
    Olympus Corp.                                                  3,000     94
    Omron Corp.                                                    2,200     59
    Oracle Corp. Japan +                                             400     19
    Oriental Land Co. Ltd. +                                         500     26
    ORIX Corp.                                                       950    260
    Osaka Gas Co. Ltd.                                            19,000     68
    Pioneer Corp. +                                                1,000     14
    Promise Co. Ltd.                                                 550     19
    QP Corp.                                                       1,400     13
    Rakuten, Inc. +                                                   71     32
    Resona Holdings, Inc. +                                           47    139
    Ricoh Co. Ltd.                                                 7,000    133

See Notes to the Financial Statements.


                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 39 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                                                NUMBER   VALUE
                                                               OF SHARES (000S)
                                                               --------- ------
 COMMON STOCKS - 95.8% - CONTINUED
 Japan - 21.9% - (continued)
    Rohm Co. Ltd.                                                  1,100 $  101
    Sanken Electric Co. Ltd. +                                     1,000     12
    Sankyo Co. Ltd. - Gunma                                          600     31
    Sanyo Electric Co. Ltd. +                                     15,000     22
    Sapporo Holdings Ltd. +                                        2,000     11
    SBI Holdings, Inc. +                                              89     31
    Secom Co. Ltd.                                                 2,200    114
    Sega Sammy Holdings, Inc.                                      1,800     45
    Seiko Epson Corp.                                                700     17
    Seino Transportation Co. Ltd.                                  1,000     10
    Sekisui Chemical Co. Ltd.                                      6,000     51
    Sekisui House Ltd.                                             6,000     91
    Seven & I Holdings Co. Ltd.                                    8,100    258
    Sharp Corp.                                                   10,000    168
    Shimachu Co. Ltd.                                                400     11
    Shimamura Co. Ltd.                                               200     23
    Shimano, Inc.                                                    500     15
    Shimizu Corp.                                                  5,000     26
    Shin-Etsu Chemical Co. Ltd.                                    4,100    271
    Shinko Securities Co. Ltd.                                     2,000      8
    Shinsei Bank Ltd.                                             18,000    107
    Shionogi & Co. Ltd.                                            3,000     58
    Shiseido Co. Ltd.                                              4,000     81
    Shizuoka Bank (The) Ltd.                                       7,000     72
    Showa Denko K.K. +                                            12,000     48
    Showa Shell Sekiyu K.K.                                        1,000     11
    SMC Corp. of Japan                                               600     82
    Softbank Corp. +                                               7,300    153
    Sompo Japan Insurance, Inc.                                    9,000    115
    Sony Corp.                                                    10,300    408
    Stanley Electric Co. Ltd.                                      2,000     42
    Sumco Corp.                                                      500     38
    Sumitomo Bakelite Co. Ltd.                                     1,000      7
    Sumitomo Chemical Co. Ltd.                                    16,000    108
    Sumitomo Corp.                                                11,000    154
    Sumitomo Electric Industries Ltd.                              7,700    122
    Sumitomo Heavy Industries Ltd.                                 6,000     59
    Sumitomo Metal Industries Ltd.                                42,000    161
    Sumitomo Metal Mining Co. Ltd.                                 6,000     78
    Sumitomo Mitsui Financial Group, Inc.                             62    654
    Sumitomo Osaka Cement Co. Ltd.                                 3,000      9
    Sumitomo Realty & Development Co. Ltd.                         4,000    128
    Sumitomo Trust & Banking (The) Co. Ltd.                       13,000    140
    Suruga Bank (The) Ltd. +                                       2,000     27
    Suzuken Co. Ltd.                                                 600     21
    T&D Holdings, Inc.                                             2,150    157
    Taiheiyo Cement Corp.                                          6,400     26
    Taisei Corp.                                                  13,000     41
    Taisho Pharmaceutical Co. Ltd. +                               1,000     18
    Taiyo Nippon Sanso Corp.                                       2,000     18
    Taiyo Yuden Co. Ltd. +                                         1,000     17
    Takara Holdings, Inc. +                                        1,000      6
    Takashimaya Co. Ltd. +                                         3,000     43
    Takeda Pharmaceutical Co. Ltd.                                 9,000    588
    Takefuji Corp. +                                               1,430     57
    TDK Corp.                                                      1,400    107
    Teijin Ltd.                                                   10,000     65
    Terumo Corp.                                                   2,000     81
    THK Co. Ltd.                                                     800     21
    TIS, Inc. +                                                      500     12
    Tobu Railway Co. Ltd. +                                        7,000     35
    Toda Corp.                                                     2,000      9
    Toho Co. Ltd. of Tokyo                                         1,400     25
    Tohoku Electric Power Co., Inc.                                4,900    114
    Tokuyama Corp. +                                               2,000     27
    Tokyo Broadcasting System, Inc.                                  500     12
    Tokyo Electric Power Co., Inc.                                12,500    390
    Tokyo Electron Ltd.                                            1,700    131
    Tokyo Gas Co. Ltd.                                            24,000    119
    Tokyo Style Co. Ltd.                                           1,000     11
    Tokyo Tatemono Co. Ltd.                                        4,000     43
    Tokyu Corp. +                                                 12,000     79
    Tokyu Land Corp.                                               5,000     48
    TonenGeneral Sekiyu KK +                                       3,000     31
    Toppan Printing Co. Ltd.                                       6,000     64
    Toray Industries, Inc.                                        14,000    104
    Toshiba Corp.                                                 29,000    186
    Tosoh Corp.                                                    4,000     18
    Toto Ltd. +                                                    2,000     20
    Toyo Seikan Kaisha Ltd. +                                      1,000     16
    Toyobo Co. Ltd.                                                5,000     14
    Toyoda Gosei Co. Ltd.                                            300      7
    Toyota Industries Corp.                                        2,300    101
    Toyota Motor Corp.                                            28,800  1,747

See Notes to the Financial Statements.


EQUITY PORTFOLIOS 40 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                               NUMBER   VALUE
                                                              OF SHARES (000S)
                                                              --------- -------
COMMON STOCKS - 95.8% - CONTINUED
Japan - 21.9% - (continued)
   Toyota Tsusho Corp.                                            2,100 $    55
   Trend Micro, Inc. +                                            1,000      30
   Ube Industries Ltd. of Japan                                   6,000      18
   Uni-Charm Corp.                                                  400      23
   UNY Co. Ltd.                                                   1,000      12
   USS Co. Ltd.                                                     300      19
   West Japan Railway Co.                                            17      78
   Yahoo! Japan Corp. +                                             187      74
   Yakult Honsha Co. Ltd. +                                       1,500      38
   Yamada Denki Co. Ltd.                                          1,000      95
   Yamaha Corp.                                                   2,200      46
   Yamaha Motor Co. Ltd.                                          2,300      63
   Yamato Holdings Co. Ltd.                                       4,000      61
   Yamazaki Baking Co. Ltd. +                                     1,000      10
   Yokogawa Electric Corp.                                        2,000      32
                                                                        -------
                                                                         28,032
                                                                        -------
Malaysia - 0.0%
   Promet BHD *                                                   4,000       -
                                                                        -------
Netherlands - 5.5%
   ABN AMRO Holding N.V.                                         18,391     553
   Aegon N.V.                                                    14,434     262
   Akzo Nobel N.V.                                                2,834     162
   ASML Holding N.V. *                                            5,027     125
   Corio N.V.                                                       389      29
   Euronext N.V. +                                                1,061     122
   European Aeronautic Defence & Space Co.                        3,337      98
   Fugro N.V. - CVA                                                 274      13
   Hagemeyer N.V. * +                                             4,113      20
   Heineken N.V.                                                  2,547     124
   ING Groep N.V. - CVA                                          18,838     803
   James Hardie Industries N.V.                                   4,100      27
   Koninklijke Ahold N.V. *                                      15,629     156
   Koninklijke DSM N.V.                                           1,084      52
   Koninklijke Philips Electronics N.V.                          11,948     445
   Mittal Steel Co. N.V.                                          7,336     302
   OCE N.V. +                                                       699      12
   Qiagen N.V. * +                                                1,100      16
   Randstad Holdings N.V.                                           464      30
   Reed Elsevier N.V.                                             7,309     123
   Rodamco Europe N.V.                                              473      57
   Royal Dutch Shell PLC, Class A                                37,776   1,337
   Royal Dutch Shell PLC, Class B                                27,334     976

COMMON STOCKS - 95. 8% - CONTINUED
Netherlands - 5.5% - (continued)
   Royal KPN N.V.                                                20,098     276
   Royal Numico N.V.                                              1,343      69
   SBM Offshore N.V.                                              1,396      45
   TNT N.V.                                                       4,640     195
   Unilever N.V. - CVA                                           17,468     461
   Vedior N.V. - CVA                                              1,444      28
   Wereldhave N.V.                                                  175      21
   Wolters Kluwer N.V.                                            2,296      64
                                                                        -------
                                                                          7,003
                                                                        -------
New Zealand - 0.1%
   Auckland International Airport Ltd. +                          7,776      11
   Contact Energy Ltd.                                            1,879      10
   Fisher & Paykel Appliances Holdings Ltd.                       1,920       5
   Fisher & Paykel Healthcare Corp.                               3,220       9
   Fletcher Building Ltd.                                         6,580      46
   Sky City Entertainment Group Ltd.                              4,218      15
   Sky Network Television Ltd.                                    1,774       7
   Telecom Corp. of New Zealand Ltd.                             22,833      72
   Tower Ltd. *                                                   1,404       2
   Vector Ltd.                                                    1,259       2
   Warehouse Group Ltd.                                           1,200       6
                                                                        -------
                                                                            185
                                                                        -------
Norway - 0.8%
   Aker Kvaerner ASA                                                350      40
   DnB Holding ASA                                                7,100      96
   Frontline Ltd. +                                                 600      22
   Norsk Hydro ASA +                                              7,500     186
   Norske Skogindustrier ASA +                                    2,234      37
   Orkla ASA +                                                    2,050     115
   PAN Fish ASA * +                                              12,050      11
   Petroleum Geo-Services ASA * +                                   600      40
   ProSafe ASA                                                      500      34
   Schibsted ASA +                                                  400      14
   Statoil ASA +                                                  6,900     191
   Storebrand ASA +                                               2,600      33
   Tandberg ASA                                                   1,000      14
   Telenor ASA                                                    7,850     135
   Tomra Systems ASA +                                            1,500      11
   Yara International ASA +                                       1,960      41
                                                                        -------
                                                                          1,020
                                                                        -------

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 41 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                                                 NUMBER   VALUE
                                                                OF SHARES (000S)
                                                                --------- ------
COMMON STOCKS - 95.8% - CONTINUED
Portugal - 0.3%
   Banco BPI S.A. (Registered)                                      1,981 $   16
   Banco Comercial Portugues S.A. (Registered)                     26,546     90
   Banco Espirito Santo S.A. (Registered)                           1,530     26
   Brisa-Auto Estradas de Portugal S.A. +                           1,955     23
   Cimpor Cimentos de Portugal S.A. +                               1,400     11
   Energias de Portugal S.A.                                       20,574     97
   Jeronimo Martins, SGPS, S.A.                                       394      8
   Portugal Telecom, SGPS, S.A. (Registered)                        8,733    112
   PT Multimedia Servicos de Telecomunicacoes e Multimedia
     SGPS S.A.                                                        800     10
   Sonae Industria SGPS S.A. * +                                      604      6
   Sonae SGPS S.A.                                                  8,900     18
                                                                          ------
                                                                             417
                                                                          ------
Singapore - 0.8%
   Allgreen Properties Ltd.                                         4,000      5
   Ascendas Real Estate Investment Trust                           10,000     16
   CapitaCommercial Trust                                          10,000     16
   CapitaLand Ltd.                                                 12,500     51
   CapitaMall Trust                                                10,000     18
   Chartered Semiconductor Manufacturing Ltd. * +                   8,500      8
   City Developments Ltd.                                           5,000     39
   ComfortDelgro Corp. Ltd.                                        14,000     14
   Creative Technology Ltd.                                           200      1
   DBS Group Holdings Ltd.                                         11,198    153
   Fraser and Neave Ltd.                                            8,650     24
   Haw Par Corp. Ltd.                                                 711      3
   Jardine Cycle & Carriage Ltd.                                    1,421     13
   Keppel Corp. Ltd.                                                5,250     59
   Keppel Land Ltd.                                                 3,000     13
   Neptune Orient Lines Ltd.                                        7,370     10
   Oversea-Chinese Banking Corp.                                   26,152    123
   Parkway Holdings Ltd.                                            5,250     10
   SembCorp Industries Ltd.                                         7,044     17
   SembCorp Marine Ltd. +                                           4,000      9
   Singapore Airlines Ltd.                                          6,000     61
   Singapore Exchange Ltd.                                          5,000     17
   Singapore Land Ltd.                                              1,000      5
   Singapore Press Holdings Ltd.                                   15,295     43
   Singapore Technologies Engineering Ltd.                         14,000     27
   Singapore Telecommunications Ltd.                               72,325    135
   SMRT Corp. Ltd.                                                  5,000      4
   STATS ChipPAC Ltd. *                                             2,000      2
   United Overseas Bank Ltd.                                       11,392    138
   UOL Group Ltd.                                                   4,039     12
   Venture Corp. Ltd.                                               2,000     18
   Wing Tai Holdings Ltd.                                           3,500      5
                                                                          ------
                                                                           1,069
                                                                          ------
Spain - 4.0%
   Abertis Infraestructuras S.A. +                                  2,067     58
   Acciona S.A.                                                       186     34
   Acerinox S.A. +                                                  1,202     33
   ACS Actividades Cons y Serv                                      2,751    154
   Aguas de Barcelona *                                                 5     --
   Altadis S.A.                                                     2,978    149
   Antena 3 de Television S.A.                                        957     23
   Banco Bilbao Vizcaya Argentaria S.A.                            35,464    857
   Banco Popular Espanol S.A.                                       6,878    121
   Banco Santander Central Hispano S.A.                            60,018  1,090
   Cintra Concesiones de Infraestructuras de Transporte S.A.          842     14
   Cintra Concesiones de Infraestructuras de Transporte S.A. *         42      1
   Corp. Mapfre S.A.                                                4,445     20
   Endesa S.A.                                                      7,790    362
   Fomento de Construcciones y Contratas S.A.                         426     41
   Gamesa Corp. Tecnologica S.A.                                      979     26
   Gas Natural SDG S.A.                                             1,422     58
   Grupo Ferrovial S.A. +                                             501     48
   Iberdrola S.A.                                                   7,622    338
   Iberia (Lineas Aereas de Espana)                                 3,800     13
   Inditex S.A.                                                     2,581    131
   Indra Sistemas S.A.                                              1,360     33
   NH Hoteles S.A.                                                    800     16
   Promotora de Informaciones S.A. (Prisa)                            600     11
   Repsol YPF S.A.                                                  9,164    329
   Sacyr Vallehermoso S.A.                                          1,218     75
   Sociedad General de Aguas de Barcelona S.A., Class A               540     18
   Sogecable S.A. *                                                   347     12
   Telefonica S.A.                                                 45,206    915
   Union Fenosa S.A. +                                              1,384     72
   Zeltia S.A. * +                                                  1,325     10
                                                                          ------
                                                                           5,062
                                                                          ------
Sweden - 2.4%
   Alfa Laval AB                                                      600     23

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 42 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                                NUMBER   VALUE
                                                               OF SHARES (000S)
                                                               --------- ------
COMMON STOCKS - 95.8% - CONTINUED
Sweden - 2.4% - (continued)
   Assa Abloy AB, Class B                                          2,000 $   41
   Atlas Copco AB, Class A                                         3,400    100
   Atlas Copco AB, Class B                                         1,800     52
   Axfood AB                                                         200      8
   Billerud AB +                                                     500      9
   Boliden AB                                                      2,900     70
   Castellum AB                                                    2,400     30
   Electrolux AB, Class B +                                        2,823     53
   Eniro AB +                                                      2,400     30
   Fabege AB                                                         500     13
   Getinge AB, Class B                                             2,300     43
   Hennes & Mauritz AB, Class B                                    4,890    228
   Hoganas AB, Class B                                               200      5
   Holmen AB, Class B                                                400     17
   Husqvarna AB, Class B *                                         3,023     41
   Modern Times Group AB, Class B *                                  300     18
   Nordea Bank AB                                                 20,800    293
   OMX AB +                                                          400      7
   Sandvik AB                                                     11,295    145
   SAS AB *                                                          600      9
   Scania AB, Class B +                                            1,200     82
   Securitas AB, Class B                                           3,400     47
   Securitas Direct AB *                                           3,400     10
   Securitas Systems AB *                                          3,400     13
   Skandinaviska Enskilda Banken AB, Class A                       5,151    151
   Skanska AB, Class B                                             4,900     88
   SKF AB, Class B                                                 2,844     47
   SSAB Svenskt Stal AB, Class A                                   1,350     28
   SSAB Svenskt Stal AB, Class B                                     540     11
   Svenska Cellulosa AB, Class B                                   2,200    108
   Svenska Handelsbanken AB, Class A                               5,214    140
   Swedish Match AB                                                3,500     62
   Tele2 AB, Class B                                               3,200     41
   Telefonaktiebolaget LM Ericsson, Class B                      152,340    589
   TeliaSonera AB                                                 20,015    151
   Trelleborg AB, Class B                                            600     13
   Volvo AB, Class A                                               1,100     73
   Volvo AB, Class B                                               2,400    156
   Wihlborgs Fastigheter AB                                          210      4
                                                                         ------
                                                                          3,049
                                                                         ------
Switzerland - 7.1%
   ABB Ltd. (Registered)                                          20,737    335
   Adecco S.A. (Registered)                                        1,441     95
   Ciba Specialty Chemicals A.G. (Registered)                        594     39
   Clariant A.G. (Registered) *                                    1,950     27
   Compagnie Financiere Richemont A.G., Class A (Bearer)           5,207    281
   Credit Suisse Group (Registered)                               11,469    759
   Geberit A.G. (Registered)                                          50     73
   Givaudan S.A. (Registered)                                         50     45
   Holcim Ltd. (Registered)                                        2,033    182
   Kudelski S.A. (Bearer) +                                          300     10
   Kuehne & Nagel International A.G. (Registered)                    320     23
   Kuoni Reisen Holding A.G. (Registered) *                           27     14
   Logitech International S.A. (Registered) *                      1,600     47
   Lonza Group A.G. (Registered)                                     378     32
   Nestle S.A. (Registered)                                        4,046  1,428
   Nobel Biocare Holding A.G. (Bearer)                               226     61
   Novartis A.G. (Registered)                                     23,345  1,361
   Phonak Holding A.G. (Registered)                                  419     31
   Roche Holding A.G. (Genusschein)                                6,989  1,263
   Schindler Holding A.G.                                            500     30
   Serono S.A. (Bearer)                                               55     50
   SGS Societe Generale de Surveillance Holdings S.A.
     (Registered)                                                     34     36
   STMicroelectronics N.V.                                         8,106    146
   Sulzer A.G. (Registered)                                           40     41
   Swatch Group A.G., Class B                                        412     87
   Swatch Group A.G. (Registered)                                    500     21
   Swiss Reinsurance (Registered)                                  3,336    285
   Swisscom A.G. (Registered)                                        172     63
   Syngenta A.G. (Registered) *                                    1,101    194
   Synthes, Inc.                                                     456     54
   UBS AG                                                         20,131  1,210
   Unaxis Holding A.G. (Registered) * +                               75     32
   Xstrata PLC                                                     6,347    284
   Zurich Financial Services A.G. (Registered)                     1,503    391
                                                                         ------
                                                                          9,030
                                                                         ------
United Kingdom - 20.7%
   3I Group PLC                                                    4,950     95
   Acergy S.A. *                                                   2,000     39
   Aegis Group PLC                                                10,000     27
   Aggreko PLC                                                     2,000     15
   Amec PLC                                                        3,047     25
   Amvescap PLC                                                    8,088     87

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 43 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                                                NUMBER   VALUE
                                                               OF SHARES (000S)
                                                               --------- ------
COMMON STOCKS - 95.8% - CONTINUED
United Kingdom - 20.7% - (continued)
   Anglo American PLC                                             14,403 $  669
   ARM Holdings PLC                                               13,295     31
   Arriva PLC                                                        776     11
   AstraZeneca PLC                                                15,543    901
   Aviva PLC                                                      25,989    402
   BAE Systems PLC                                                33,466    255
   Balfour Beatty PLC                                              5,394     44
   Barclays PLC                                                   64,280    860
   Barratt Developments PLC                                        2,525     55
   BBA Aviation PLC                                                4,323     24
   Bellway PLC                                                     1,488     43
   Berkeley Group Holdings PLC *                                   1,000     32
   BG Group PLC                                                   34,364    462
   BHP Billiton PLC                                               24,846    471
   Biffa PLC *                                                     3,091     16
   Boots Group PLC                                                 8,860    138
   BP PLC                                                        196,442  2,217
   British Airways PLC *                                           6,572     64
   British American Tobacco PLC                                   15,916    450
   British Land Co. PLC                                            5,264    158
   British Sky Broadcasting PLC                                   11,992    125
   BT Group PLC                                                   84,685    473
   Bunzl PLC                                                       4,072     53
   Burberry Group PLC                                              4,681     55
   Cadbury Schweppes PLC                                          19,667    202
   Capita Group PLC                                                6,351     72
   Carnival PLC                                                    1,866     91
   Cattles PLC                                                     3,000     24
   Centrica PLC                                                   37,821    246
   Close Brothers Group PLC                                        1,000     19
   Cobham PLC                                                     13,869     48
   Collins Stewart Tullett PLC                                     2,801     47
   Compass Group PLC                                              22,278    126
   Corus Group PLC                                                 7,061     70
   CSR PLC * +                                                       824     11
   Daily Mail & General Trust, Class A                             2,424     34
   Davis Service Group PLC                                         1,666     17
   De La Rue PLC                                                   1,665     21
   Diageo PLC                                                     28,455    546
   DSG International PLC                                          20,170     77
   Electrocomponents PLC                                           5,928     33
   Emap PLC                                                        1,398     23
   EMI Group PLC                                                   6,279     36
   Enterprise Inns PLC                                             3,553     86
   FirstGroup PLC                                                  4,316     47
   FKI PLC                                                         5,000     10
   Friends Provident PLC                                          14,353     59
   Gallaher Group PLC                                              6,794    127
   GKN PLC                                                         6,646     38
   GlaxoSmithKline PLC                                            58,018  1,541
   Great Portland Estates PLC                                      1,440     17
   Group 4 Securicor PLC                                          13,208     44
   Hammerson PLC                                                   3,270     93
   Hanson PLC                                                      6,283     90
   Hays PLC                                                       18,731     55
   HBOS PLC                                                       37,082    759
   Home Retail Group *                                            10,183     82
   HSBC Holdings PLC                                             115,252  2,125
   ICAP PLC                                                        4,372     39
   IMI PLC                                                         3,000     31
   Imperial Chemical Industries PLC                               11,568     95
   Imperial Tobacco Group PLC                                      6,790    249
   Inchcape PLC                                                    5,681     56
   Intercontinental Hotels Group PLC                               4,338     87
   International Power PLC                                        13,711     91
   Intertek Group PLC                                                942     14
   Invensys PLC *                                                  7,165     37
   Investec PLC                                                    2,105     25
   ITV PLC                                                        32,838     72
   Johnson Matthey PLC                                             1,433     38
   Kelda Group PLC                                                 2,958     54
   Kesa Electricals PLC                                            4,842     34
   Kingfisher PLC                                                 24,792    118
   Ladbrokes PLC                                                   5,212     41
   Land Securities Group PLC                                       4,678    195
   Legal & General Group PLC                                      68,926    205
   Liberty International PLC                                       2,746     70
   Lloyds TSB Group PLC                                           56,600    601
   LogicaCMG PLC                                                  14,572     50
   London Stock Exchange Group PLC                                 1,159     30
   Man Group PLC                                                  17,662    165
   Marks & Spencer Group PLC                                      17,556    236
   Meggitt PLC                                                     3,102     18
   MFI Furniture PLC *                                             5,000     13

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 44 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                             NUMBER     VALUE
                                                            OF SHARES   (000S)
                                                            ---------- --------
COMMON STOCKS - 95.8% - CONTINUED
United Kingdom - 20.7% - (continued)
   Misys PLC                                                     5,008 $     21
   National Express Group PLC                                      630       13
   National Grid PLC                                            27,808      376
   Next PLC                                                      2,497       87
   Old Mutual PLC                                               48,094      157
   Pearson PLC                                                   8,475      125
   Persimmon PLC                                                 3,087       89
   Provident Financial PLC                                       3,018       38
   Prudential PLC                                               25,092      326
   Punch Taverns PLC                                             2,473       56
   Rank Group PLC                                                7,207       39
   Reckitt Benckiser PLC                                         6,316      281
   Reed Elsevier PLC                                            12,767      140
   Rentokil Initial PLC                                         20,860       62
   Resolution PLC                                                7,168       89
   Reuters Group PLC                                            13,705      122
   Rexam PLC                                                     6,333       67
   Rio Tinto PLC                                                10,639      568
   Rolls-Royce Group PLC *                                      17,781      149
   Rolls-Royce Group PLC, Class B *                            652,562        1
   Royal Bank of Scotland Group PLC                             31,967    1,157
   SABMiller PLC                                                 9,196      192
   Sage Group PLC                                                9,197       46
   Sainsbury (J.) PLC                                           12,959      102
   Schroders PLC                                                   690       13
   Scottish & Newcastle PLC                                      6,794       72
   Scottish & Southern Energy PLC                                8,863      253
   Scottish Power PLC                                           13,779      205
   Serco Group PLC                                               4,000       29
   Severn Trent PLC                                              2,573       74
   Signet Group PLC                                             11,318       26
   Slough Estates PLC                                            5,430       78
   Smith & Nephew PLC                                           10,460       99
   Smiths Group PLC                                              6,257      112
   SSL International PLC                                         2,000       13
   Stagecoach Group PLC                                          7,144       20
   Standard Life PLC *                                          18,824      105
   Tate & Lyle PLC                                               3,875       61
   Taylor Woodrow PLC                                            5,366       41
   Tesco PLC                                                    79,868      614
   TI Automotive Ltd., Class A *                                 5,000       --
   Tomkins PLC                                                  10,080       47
   Travis Perkins PLC                                              951       32
   Trinity Mirror PLC                                            2,462       25
   Unilever PLC                                                 12,662      339
   United Business Media PLC                                     2,114       29
   United Utilities PLC                                          8,988      133
   Vodafone Group PLC                                          525,999    1,391
   Whitbread PLC                                                 2,197       67
   William Hill PLC                                              3,000       37
   Wimpey (George) PLC                                           2,577       28
   Wolseley PLC                                                  6,639      155
   WPP Group PLC                                                11,962      159
   Yell Group PLC                                                8,740       99
                                                                       --------
                                                                         26,536
                                                                       --------
Total Common Stocks
(Cost $101,879)                                                         122,578

PREFERRED STOCKS - 0.2%
Germany - 0.2%
   Henkel KGaA +                                                   619       89
   Porsche A.G.                                                     56       65
   ProSieben SAT.1 Media A.G.                                      675       20
   RWE A.G.                                                        350       33
   Volkswagen A.G.                                                 891       62
                                                                       --------
                                                                            269
                                                                       --------
Italy - 0.0%
   Unipol S.p.A.                                                 9,735       30
Total Preferred Stocks
(Cost $171)                                                                 299

INVESTMENT COMPANY - 10.3%
   Northern Institutional Funds - Liquid Assets
     Portfolio/(1)/                                         13,153,399   13,153
Total Investment Company
(Cost $13,153)                                                           13,153

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 45 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

INTERNATIONAL EQUITY INDEX PORTFOLIO (continued)

                                                             NUMBER    VALUE
                                                            OF SHARES  (000S)
                                                            --------- --------
RIGHTS - 0.0%
Australia - 0.0%
   Tower Australia Group Ltd. *                                   745 $     --
                                                                      --------
Total Rights
(Cost $-)                                                                   --

WARRANTS - 0.0%
Japan - 0.0%
   Dowa Holding Co. Ltd., Exp. 1/29/10, Strike 1.00 Yen *       4,000       --
                                                                      --------
Total Warrants
(Cost $-)                                                                   --

                                                            PRINCIPAL
                                                             AMOUNT    VALUE
                                                             (000S)    (000S)
                                                            --------- --------
SHORT-TERM INVESTMENTS - 2.8%
   Societe General, Grand Cayman, Eurodollar Time Deposit,
     5.31%, 12/1/06                                            $2,827    2,827
   U.S. Treasury Bill, /(2)/ 4.92%, 2/22/07                       745      737
                                                                      --------
Total Short-Term Investments
(Cost $3,564)                                                            3,564
Total Investments - 109.1%
(Cost $118,767)                                                        139,594
   Liabilities less Other Assets - (9.1)%                              (11,692)
                                                                      --------
NET ASSETS - 100.0%                                                   $127,902
--------
(1) Investment relates to cash collateral received from portfolio securities loaned.
(2) Security pledged as collateral to cover margin requirements for open futures contracts.
*   Non-Income Producing Security
+   Security is either wholly or partially on loan.

At November 30, 2006, the International Equity Index Portfolio had open futures contracts as follows:

                                         NOTIONAL                   UNREALIZED
                               NUMBER OF  AMOUNT  CONTRACT CONTRACT GAIN (LOSS)
TYPE                           CONTRACTS  (000S)  POSITION   EXP.     (000S)
----                           --------- -------- -------- -------- -----------
EuroStoxx-50                          42   $2,222     Long    12/06        $ 16
FTSE 100                              11    1,311     Long    12/06         (15)
Hang Seng Index                        1      122     Long    12/06          (2)
Nikkei 225                             3      243     Long    12/06           2
SPI 200                                2      216     Long    12/06           7
TOPIX Index                            5      694     Long    12/06           5
                                                                           ----
Total                                                                      $ 13

At November 30, 2006, the industry sectors for the International Equity Index Portfolio were:

                                                                 % OF LONG-TERM
INDUSTRY SECTOR                                                   INVESTMENTS
---------------                                                  --------------
Consumer Discretionary                                                     11.6%
Consumer Staples                                                            8.0
Energy                                                                      7.5
Financials                                                                 29.9
Health Care                                                                 7.3
Industrials                                                                10.8
Information Technology                                                      5.5
Materials                                                                   8.3
Telecommunication Services                                                  5.5
Utilities                                                                   5.6
                                                                          -----
Total                                                                     100.0%

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 46 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

At November 30, 2006, the International Equity Index Portfolio's investments were denominated in the following currencies:

                                                                 % OF LONG-TERM
CONCENTRATION BY CURRENCY                                         INVESTMENTS
-------------------------                                        --------------
Euro                                                                       33.9%
British Pound                                                              23.8
Japanese Yen                                                               22.8
Swiss Franc                                                                 7.0
Australian Dollar                                                           5.5
All other currencies less than 5%                                           7.0
                                                                          -----
Total                                                                     100.0%

At November 30, 2006, the International Equity Index Portfolio had outstanding forward foreign currency exchange contracts as follows:

                     AMOUNT                     AMOUNT
                     (LOCAL                     (LOCAL
CONTRACTS TO        CURRENCY)   IN EXCHANGE    CURRENCY) SETTLEMENT UNREALIZED
DELIVER CURRENCY     (000S)     FOR CURRENCY    (000S)      DATE    GAIN (000S)
----------------    --------- ---------------- --------- ---------- -----------
U.S. Dollar               100 Hong Kong Dollar       778    12/4/06         $--
U.S. Dollar               570 British Pound          293   12/20/06           5
U.S. Dollar             1,620 Euro                 1,230   12/20/06          11
U.S. Dollar               370 Japanese Yen        42,869   12/20/06           1
Total                                                                       $17

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 47 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY GROWTH PORTFOLIO

                                                                NUMBER   VALUE
                                                               OF SHARES (000S)
                                                               --------- ------
COMMON STOCKS - 97.0%
Aerospace/Defense - 2.7%
   BE Aerospace, Inc. * +                                          1,125   $ 30
   Orbital Sciences Corp. *                                        1,050     19
   Teledyne Technologies, Inc. *                                     525     21
                                                                           ----
                                                                             70
                                                                           ----
Airlines - 0.9%
   Alaska Air Group, Inc. *                                          550     23
                                                                           ----
Apparel - 5.1%
   Guess?, Inc. *                                                    425     26
   Gymboree Corp. *                                                  500     20
   Phillips-Van Heusen Corp.                                         625     31
   Skechers U.S.A., Inc., Class A * +                                600     18
   Steven Madden Ltd.                                                600     22
   Wolverine World Wide, Inc.                                        500     14
                                                                           ----
                                                                            131
                                                                           ----
Banks - 3.9%
   Banner Corp. +                                                    400     18
   East-West Bancorp, Inc. +                                         400     14
   Integra Bank Corp. +                                              625     17
   Peoples Bancorp, Inc. of Ohio +                                   550     16
   Renasant Corp. +                                                  575     18
   Sterling Bancshares, Inc. of Texas +                              875     16
                                                                           ----
                                                                             99
                                                                           ----
Biotechnology - 1.6%
   Bio-Rad Laboratories, Inc., Class A * +                           275     22
   Savient Pharmaceuticals, Inc. * +                               1,650     19
                                                                           ----
                                                                             41
                                                                           ----
Building Materials - 1.3%
   Genlyte Group, Inc. * +                                           375     32
                                                                           ----
Chemicals - 1.5%
   Hercules, Inc. *                                                  900     17
   Spartech Corp.                                                    700     21
                                                                           ----
                                                                             38
                                                                           ----
Commercial Services - 10.0%
   Administaff, Inc. +                                               500     21
   AMN Healthcare Services, Inc. * +                                 775     21
   CBIZ, Inc. * +                                                  3,475     24
   Consolidated Graphics, Inc. *                                     350     20
   Forrester Research, Inc. *                                        700     20
   Gartner, Inc. * +                                               1,225     24
   Heidrick & Struggles International, Inc. * +                      500     21
   ICT Group, Inc. *                                                 375     13
   Korn/Ferry International * +                                      975     23
   MPS Group, Inc. *                                               1,900     28
   Parexel International Corp. * +                                   850     24
   PeopleSupport, Inc. * +                                           750     17
                                                                           ----
                                                                            256
                                                                           ----
Computers - 5.2%
   Ansoft Corp. * +                                                  850     23
   COMSYS IT Partners, Inc. * +                                    1,350     25
   Factset Research Systems, Inc. +                                  450     24
   IHS, Inc., Class A * +                                            350     13
   SYKES Enterprises, Inc. *                                       1,325     23
   Tyler Technologies, Inc. *                                      1,775     26
                                                                           ----
                                                                            134
                                                                           ----
Diversified Financial Services - 1.7%
   Advanta Corp., Class B +                                          625     28
   KBW, Inc. * +                                                     132      4
   World Acceptance Corp. *                                          250     11
                                                                           ----
                                                                             43
                                                                           ----
Electrical Components & Equipment - 2.3%
   Advanced Energy Industries, Inc. * +                            1,275     22
   General Cable Corp. * +                                           900     38
                                                                           ----
                                                                             60
                                                                           ----
Electronics - 3.3%
   Cymer, Inc. *                                                     500     24
   Rofin-Sinar Technologies, Inc. * +                                225     13
   Rogers Corp. *                                                    375     26
   Varian, Inc. * +                                                  500     22
                                                                           ----
                                                                             85
                                                                           ----
Energy - Alternate Sources - 0.3%
   Canadian Solar, Inc. *                                            595      7
                                                                           ----
Engineering & Construction - 0.9%
   Infrasource Services, Inc. *                                    1,100     24
                                                                           ----
Entertainment - 1.0%
   Vail Resorts, Inc. * +                                            600     26
                                                                           ----
Hand/Machine Tools - 0.4%
   Regal-Beloit Corp. +                                              200     10
                                                                           ----
Healthcare - Products - 5.6%
   Bruker BioSciences Corp. *                                      2,975     23
   ICU Medical, Inc. * +                                             500     20
   Immucor, Inc. *                                                 1,150     31
   Intuitive Surgical, Inc. * +                                      200     20

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 48 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                                NUMBER   VALUE
                                                               OF SHARES (000S)
                                                               --------- ------
COMMON STOCKS - 97.0% - CONTINUED
Healthcare - Products - 5.6% - (continued)
   Palomar Medical Technologies, Inc. * +                            425   $ 21
   Zoll Medical Corp. * +                                            550     29
                                                                           ----
                                                                            144
                                                                           ----
Healthcare - Services - 3.9%
   LHC Group, Inc. * +                                               600     16
   Magellan Health Services, Inc. *                                  425     19
   Radiation Therapy Services, Inc. * +                              600     20
   Res-Care, Inc. * +                                              1,075     20
   Sunrise Senior Living, Inc. * +                                   825     26
                                                                           ----
                                                                            101
                                                                           ----
Insurance - 3.5%
   CNA Surety Corp. * +                                            1,300     26
   Delphi Financial Group, Inc., Class A                             575     23
   Ohio Casualty Corp. +                                             575     17
   Selective Insurance Group, Inc. +                                 450     25
                                                                           ----
                                                                             91
                                                                           ----
Internet - 3.3%
   Digital River, Inc. * +                                           225     13
   Harris Interactive, Inc. * +                                    4,025     20
   Knot (The), Inc. * +                                            1,025     28
   TriZetto Group, Inc. * +                                        1,375     24
                                                                           ----
                                                                             85
                                                                           ----
Iron/Steel - 1.4%
   Carpenter Technology Corp. +                                      125     14
   Chaparral Steel Co.                                               500     23
                                                                           ----
                                                                             37
                                                                           ----
Leisure Time - 0.9%
   Ambassadors Group, Inc. +                                         825     23
                                                                           ----
Machinery - Construction & Mining - 0.8%
   Bucyrus International, Inc., Class A +                            475     20
                                                                           ----
Machinery - Diversified - 2.6%
   Kadant, Inc. * +                                                  975     23
   Middleby Corp. * +                                                225     23
   Wabtec Corp.                                                      650     21
                                                                           ----
                                                                             67
                                                                           ----
Metal Fabrication/Hardware - 0.6%
   Kaydon Corp. +                                                    350     14
                                                                           ----
Office Furnishings - 0.9%
   Knoll, Inc. +                                                   1,150     24
                                                                           ----
Office/Business Equipment - 0.9%
   Global Imaging Systems, Inc. *                                  1,025     22
                                                                           ----

Oil & Gas - 1.3%
   Cabot Oil & Gas Corp.                                             300     18
   Delek US Holdings, Inc. +                                         925     16
                                                                           ----
                                                                             34
                                                                           ----
Oil & Gas Services - 4.1%
   Input/Output, Inc. * +                                          1,850     20
   Matrix Service Co. * +                                          1,275     20
   SEACOR Holdings, Inc. * +                                         250     24
   Trico Marine Services, Inc. * +                                   575     21
   Universal Compression Holdings, Inc. *                            325     20
                                                                           ----
                                                                            105
                                                                           ----
Pharmaceuticals - 4.4%
   Cypress Bioscience, Inc. * +                                    1,975     17
   KV Pharmaceutical Co., Class A * +                                975     24
   Medicis Pharmaceutical Corp., Class A +                           600     22
   Noven Pharmaceuticals, Inc. * +                                   500     12
   Perrigo Co. +                                                     975     16
   USANA Health Sciences, Inc. * +                                   450     22
                                                                           ----
                                                                            113
                                                                           ----
Retail - 7.3%
   Cache, Inc. * +                                                 1,175     29
   Charlotte Russe Holding, Inc. *                                   850     26
   Christopher & Banks Corp.                                         450      8
   Group 1 Automotive, Inc. +                                        275     14
   Men's Wearhouse, Inc.                                             650     25
   Papa John's International, Inc. * +                               600     19
   Ruth's Chris Steak House * +                                    1,325     25
   Shoe Carnival, Inc. *                                             700     19
   Tween Brands, Inc. * +                                            550     23
                                                                           ----
                                                                            188
                                                                           ----
Savings & Loans - 0.7%
   First Place Financial Corp. of Ohio +                             750     18
                                                                           ----
Semiconductors - 2.7%
   Cirrus Logic, Inc. * +                                          2,975     21
   Emulex Corp. *                                                  1,275     26
   Silicon Image, Inc. * +                                         1,825     23
                                                                           ----
                                                                             70
                                                                           ----
Software - 4.4%
   Informatica Corp. * +                                           1,750     21
   INVESTools, Inc. * +                                            1,950     25
   Omnicell, Inc. * +                                              1,500     28
   Sybase, Inc. *                                                    700     17

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 49 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS                                       NOVEMBER 30, 2006

SMALL COMPANY GROWTH PORTFOLIO (continued)

                                                             NUMBER     VALUE
                                                            OF SHARES   (000S)
                                                            ---------- -------
COMMON STOCKS - 97.0% - CONTINUED
Software - 4.4% - (continued)
   Transaction Systems Architects, Inc. *                          650 $    22
                                                                       -------
                                                                           113
                                                                       -------
Telecommunications - 4.9%
   Anixter International, Inc. * +                                 525      31
   Arris Group, Inc. *                                           1,475      18
   CommScope, Inc. * +                                             975      29
   Lightbridge, Inc. *                                           1,400      19
   Polycom, Inc. * +                                             1,050      30
                                                                       -------
                                                                           127
                                                                       -------
Transportation - 0.7%
   HUB Group, Inc., Class A *                                      625      18
                                                                       -------
Total Common Stocks (Cost $ 2,253)                                       2,493
                                                                       -------

INVESTMENT COMPANY - 51.5%
   Northern Institutional Funds - Liquid Assets Portfolio
     /(1)/                                                   1,325,210   1,325
                                                                       -------
Total Investment Company
(Cost $ 1,325)                                                           1,325

                                                            PRINCIPAL
                                                             AMOUNT     VALUE
                                                             (000S)     (000S)
                                                            ---------- -------
SHORT-TERM INVESTMENT - 3.5%
   Societe Generale, Grand Cayman, Eurodollar Time
     Deposit, 5.31%, 12/1/06                                $       90      90
                                                                       -------
Total Short-Term Investment
(Cost $ 90)                                                                 90
                                                                       -------
Total Investments - 152.0%
(Cost $ 3,668)                                                           3,908
   Liabilities less Other Assets - (52.0)%                              (1,337)
                                                                       -------
NET ASSETS - 100.0%                                                    $ 2,571
--------
(1) Investment relates to cash collateral received from portfolio securities loaned.
*   Non-Income Producing Security
+   Security is either wholly or partially on loan.

At November 30, 2006, the industry sectors for the Small Company Growth Portfolio were:

                                                                % OF LONG TERM
INDUSTRY SECTOR                                                  INVESTMENTS
---------------                                                 --------------
Consumer Discretionary                                                    16.6%
Consumer Staples                                                           0.9
Energy                                                                     5.6
Financials                                                                10.1
Health Care                                                               19.9
Industrials                                                               21.0
Information Technology                                                    22.9
Materials                                                                  3.0
                                                                         -----
Total                                                                    100.0%

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 50 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS                                      NOVEMBER 30, 2006

SMALL COMPANY INDEX PORTFOLIO

                                                                NUMBER   VALUE
                                                               OF SHARES (000S)
                                                               --------- ------
COMMON STOCKS - 98.3%
Advertising - 0.3%
   Advo, Inc.                                                      2,380 $   70
   Catalina Marketing Corp. +                                      3,389     83
   Gaiam, Inc., Class A * +                                        1,300     18
   inVentiv Health, Inc. * +                                       2,195     66
   Marchex, Inc., Class B * +                                      1,800     25
   Sitel Corp. * +                                                 3,400     14
   ValueVision Media, Inc., Class A *                              2,331     31
                                                                         ------
                                                                            307
                                                                         ------
Aerospace/Defense - 1.1%
   AAR Corp. * +                                                   2,743     73
   Argon ST, Inc. * +                                                968     22
   BE Aerospace, Inc. *                                            5,763    151
   Curtiss-Wright Corp. +                                          3,288    117
   EDO Corp. +                                                     1,361     30
   Esterline Technologies Corp. * +                                1,906     74
   GenCorp, Inc. * +                                               4,176     58
   Heico Corp. +                                                   1,547     58
   Herley Industries, Inc. *                                       1,093     18
   Innovative Solutions & Support, Inc. * +                          967     15
   K&F Industries Holdings, Inc. *                                 1,400     29
   Kaman Corp.                                                     1,790     41
   Moog, Inc., Class A *                                           2,785    102
   MTC Technologies, Inc. * +                                        804     21
   Orbital Sciences Corp. *                                        4,377     79
   Sequa Corp., Class A *                                            526     60
   Teledyne Technologies, Inc. *                                   2,516    101
   TransDigm Group, Inc. * +                                         804     20
   Triumph Group, Inc. +                                           1,001     53
   United Industrial Corp. of New York +                             781     38
                                                                         ------
                                                                          1,160
                                                                         ------
Agriculture - 0.4%
   Alico, Inc. +                                                     292     17
   Alliance One International, Inc. *                              5,778     37
   Andersons (The), Inc. +                                         1,000     41
   Delta & Pine Land Co. +                                         2,711    110
   Maui Land & Pineapple Co., Inc. *                                 352     11
   Tejon Ranch Co. * +                                               801     41
   Universal Corp. of Virginia                                     1,875     87
   Vector Group Ltd. +                                             2,903     52
                                                                         ------
                                                                            396
                                                                         ------
Airlines - 0.6%
   Airtran Holdings, Inc. * +                                      6,712     83
   Alaska Air Group, Inc. *                                        2,931    121
   ExpressJet Holdings, Inc. * +                                   3,727     30
   Frontier Airlines, Inc. * +                                     2,684     22
   JetBlue Airways Corp. * +                                      12,900    176
   Mesa Air Group, Inc. * +                                        2,716     22
   Republic Airways Holdings, Inc. * +                             2,400     42
   Skywest, Inc. +                                                 4,724    119
                                                                         ------
                                                                            615
                                                                         ------
Apparel - 1.5%
   Carter's, Inc. * +                                              3,600     99
   Cherokee, Inc. +                                                  523     22
   Columbia Sportswear Co. +                                       1,000     59
   CROCS, Inc. * +                                                   800     34
   Deckers Outdoor Corp. * +                                         854     48
   Guess?, Inc. * +                                                1,500     93
   Gymboree Corp. * +                                              2,416     96
   Hartmarx Corp. * +                                              2,358     16
   Iconix Brand Group, Inc. * +                                    2,700     49
   K-Swiss, Inc., Class A +                                        1,914     64
   Kellwood Co. +                                                  1,892     59
   Maidenform Brands, Inc. * +                                     1,100     21
   Oxford Industries, Inc.                                         1,098     56
   Perry Ellis International, Inc. *                                 536     20
   Phillips-Van Heusen Corp. +                                     4,164    205
   Quiksilver, Inc. * +                                            9,100    132
   Skechers U.S.A., Inc., Class A *                                  831     25
   Steven Madden Ltd.                                              1,500     55
   Stride Rite Corp. +                                             2,777     43
   Timberland (The) Co., Class A *                                 3,700    116
   True Religion Apparel, Inc. * +                                 1,000     15
   Volcom, Inc. * +                                                  930     30
   Warnaco Group (The), Inc. *                                     3,421     89
   Weyco Group, Inc.                                                 504     12
   Wolverine World Wide, Inc.                                      4,162    121
                                                                         ------
                                                                          1,579
                                                                         ------
Auto Manufacturers - 0.2%
   A.S.V., Inc. * +                                                1,508     23
   Navistar International Corp. * +                                4,600    147
   Wabash National Corp.                                           2,335     34
                                                                         ------
                                                                            204
                                                                         ------
Auto Parts & Equipment - 0.9%
   Accuride Corp. * +                                              1,700     19

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 51 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO (continued)

                                                                NUMBER   VALUE
                                                               OF SHARES (000S)
                                                               --------- ------
COMMON STOCKS - 98.3% - CONTINUED
Auto Parts & Equipment - 0.9% - (continued)
   Aftermarket Technology Corp. *                                  1,568   $ 30
   American Axle & Manufacturing Holdings, Inc. +                  3,800     70
   ArvinMeritor, Inc. +                                            5,200     90
   Bandag, Inc. +                                                    878     39
   Commercial Vehicle Group, Inc. * +                              1,500     35
   Cooper Tire & Rubber Co. +                                      4,641     61
   Fuel Systems Solutions, Inc. *                                    900     17
   Keystone Automotive Industries, Inc. * +                        1,261     45
   Lear Corp. +                                                    5,100    158
   Miller Industries, Inc. of Tennessee * +                          800     18
   Modine Manufacturing Co.                                        2,437     60
   Noble International Ltd. +                                        950     18
   Superior Industries International, Inc. +                       1,734     34
   Tenneco, Inc. * +                                               3,392     80
   Titan International, Inc. +                                     1,066     20
   Visteon Corp. * +                                               9,525     77
                                                                           ----
                                                                            871
                                                                           ----
Banks - 7.6%
   1st Source Corp.                                                  955     30
   Alabama National Bancorp                                        1,118     77
   Amcore Financial, Inc. +                                        1,541     49
   AmericanWest Bancorp                                              831     18
   Ameris Bancorp                                                    994     28
   Arrow Financial Corp. +                                           812     20
   Bancfirst Corp. +                                                 518     28
   Bancorp, Inc. of Delaware * +                                     772     21
   BancTrust Financial Group, Inc. +                                 787     19
   Bank Mutual Corp.                                               4,559     55
   Bank of Granite Corp. +                                         1,271     24
   Bank of the Ozarks, Inc. +                                        908     30
   Banner Corp.                                                      897     41
   Boston Private Financial Holdings, Inc.                         2,682     73
   Cadence Financial Corp.                                           816     17
   Camden National Corp. +                                           469     21
   Capital City Bank Group, Inc. +                                   937     32
   Capital Corp. of the West +                                       656     21
   Capitol Bancorp Ltd. +                                            962     43
   Cardinal Financial Corp. +                                      1,800     18
   Cascade Bancorp +                                               2,208     67
   Cass Information Systems, Inc. +                                  400     15
   Cathay General Bancorp                                          3,809    131
   Centennial Bank Holdings, Inc. *                                4,600     44
   Center Financial Corp.                                            940     21
   Centerstate Banks of Florida, Inc. +                              600     13
   Central Pacific Financial Corp. +                               2,297     86
   Chemical Financial Corp. +                                      1,910     62
   Chittenden Corp. +                                              3,476    105
   Citizens Banking Corp. of Michigan +                            3,208     86
   City Holding Co.                                                1,353     53
   CityBank Lynwood of Washington +                                  565     30
   Coastal Financial Corp. of South Carolina +                     1,433     20
   CoBiz, Inc. +                                                   1,106     26
   Columbia Bancorp of Oregon +                                      800     20
   Columbia Banking System, Inc. +                                 1,271     43
   Community Bancorp of Nevada * +                                   600     18
   Community Bank System, Inc. +                                   2,326     56
   Community Banks, Inc. +                                         1,842     51
   Community Trust Bancorp, Inc.                                   1,045     42
   Corus Bankshares, Inc. +                                        2,844     64
   CVB Financial Corp.                                             4,590     67
   Enterprise Financial Services Corp. +                             800     25
   Farmers Capital Bank Corp. +                                      509     17
   First Bancorp of North Carolina +                                 872     18
   First BanCorp of Puerto Rico +                                  5,200     52
   First Busey Corp.                                               1,113     26
   First Charter Corp. +                                           2,362     57
   First Commonwealth Financial Corp. +                            5,480     75
   First Community Bancorp, Inc. of California +                   1,747     94
   First Community Bancshares, Inc. of Virginia                      799     30
   First Financial Bancorp +                                       2,500     41
   First Financial Bankshares, Inc. +                              1,534     64
   First Financial Corp. of Indiana +                                966     33
   First Indiana Corp.                                               975     24
   First Merchants Corp.                                           1,338     36
   First Midwest Bancorp, Inc. of Illinois +                       3,700    138
   First Regional Bancorp of California * +                          547     18
   First Republic Bank of California +                             1,868     75
   First South Bancorp, Inc. of North Carolina +                     626     19
   First State Bancorporation of New Mexico +                      1,298     33
   FirstMerit Corp. +                                              6,000    142
   Flag Financial Corp.                                            1,000     25
   FNB Corp. of Pennsylvania +                                     4,300     77
   FNB Corp. of Virginia +                                           530     21
   Fremont General Corp. +                                         5,000     85

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 52 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                                NUMBER   VALUE
                                                               OF SHARES (000S)
                                                               --------- ------
 COMMON STOCKS - 98.3% - CONTINUED
 Banks - 7.6% - (continued)
 Frontier Financial Corp. +                                        2,929   $ 88
 GB&T Bancshares, Inc. +                                           1,020     22
 Glacier Bancorp, Inc.                                             2,397     85
 Great Southern Bancorp, Inc. +                                      835     24
 Greater Bay Bancorp +                                             3,804     98
 Greene County Bancshares, Inc. +                                    584     23
 Hancock Holding Co.                                               1,952    105
 Hanmi Financial Corp. +                                           2,982     65
 Harleysville National Corp. +                                     2,047     41
 Heartland Financial USA, Inc. +                                   1,010     29
 Heritage Commerce Corp. +                                           862     22
 Home Bancshares, Inc./Conway AR                                     908     20
 Horizon Financial Corp. +                                           952     24
 IBERIABANK Corp.                                                    763     44
 Independent Bank Corp. of Massachusetts                           1,088     37
 Independent Bank Corp. of Michigan +                              1,907     45
 Integra Bank Corp.                                                1,376     38
 Interchange Financial Services Corp.of New Jersey +               1,313     30
 International Bancshares Corp.                                    3,400    105
 Intervest Bancshares Corp. * +                                      400     14
 Irwin Financial Corp. +                                           1,469     32
 ITLA Capital Corp.                                                  424     22
 Lakeland Bancorp, Inc. +                                          1,398     21
 Lakeland Financial Corp. +                                          908     23
 Macatawa Bank Corp. +                                             1,278     28
 MainSource Financial Group, Inc. +                                1,387     25
 MB Financial, Inc. +                                              2,193     79
 MBT Financial Corp. +                                             1,043     16
 Mercantile Bank Corp. +                                             581     22
 MetroCorp. Bancshares, Inc.                                         500     11
 Mid-State Bancshares                                              1,575     57
 Midwest Banc Holdings, Inc. +                                     1,372     32
 Nara Bancorp, Inc. +                                              1,713     35
 National Penn Bancshares, Inc. +                                  3,482     71
 NBT Bancorp, Inc. +                                               2,497     62
 Northern Empire Bancshares *                                        615     18
 Old National Bancorp of Indiana +                                 5,015     94
 Old Second Bancorp, Inc.                                          1,022     31
 Omega Financial Corp. +                                             983     32
 Oriental Financial Group, Inc.                                    1,508     17
 Pacific Capital Bancorp +                                         3,415    111
 Park National Corp. +                                               945     95
 Peoples Bancorp, Inc. of Ohio +                                     847     24
 Pinnacle Financial Partners, Inc. * +                             1,100     36
 Placer Sierra Bancshares +                                        1,000     23
 Preferred Bank of California +                                      425     24
 Premierwest Bancorp, +                                            1,030     16
 PrivateBancorp, Inc. +                                            1,300     52
 Prosperity Bancshares, Inc. +                                     1,867     63
 Provident Bankshares Corp. +                                      2,401     89
 R & G Financial Corp., Class B +                                  2,023     15
 Renasant Corp. +                                                  1,062     32
 Republic Bancorp, Inc. of Kentucky, Class A                         585     15
 Republic Bancorp, Inc. of Michigan                                5,628     77
 Royal Bancshares of Pennsylvania, Inc., Class A                     441     11
 S & T Bancorp, Inc.                                               1,963     67
 Sandy Spring Bancorp, Inc. +                                      1,074     40
 Santander BanCorp +                                                 471      9
 SCBT Financial Corp.                                                640     26
 Seacoast Banking Corp. of Florida +                               1,005     24
 Security Bank Corp. of Georgia                                    1,272     32
 Shore Bancshares, Inc. +                                            600     17
 Sierra Bancorp +                                                    464     14
 Signature Bank of New York *                                      2,200     71
 Simmons First National Corp., Class A +                           1,076     35
 Smithtown Bancorp, Inc. +                                           600     16
 Southside Bancshares, Inc. +                                        914     24
 Southwest Bancorp, Inc. of Oklahoma +                               996     27
 State National Bancshares, Inc.                                     900     34
 Sterling Bancorp of New York +                                    1,370     26
 Sterling Bancshares, Inc. of Texas +                              3,364     62
 Sterling Financial Corp. of Pennsylvania                          1,916     45
 Sterling Financial Corp. of Washington +                          2,727     92
 Suffolk Bancorp                                                     852     31
 Summit Bancshares, Inc. of Texas +                                  800     22
 Sun Bancorp, Inc. of New Jersey * +                               1,057     21
 Superior Bancorp * +                                              1,292     14
 Susquehanna Bancshares, Inc. +                                    3,835    106
 SVB Financial Group * +                                           2,646    126
 SY Bancorp, Inc. +                                                  970     27
 Taylor Capital Group, Inc. +                                        441     16
 Texas Capital Bancshares, Inc. *                                  1,800     35
 Texas United Bancshares, Inc.                                       600     20
 Tompkins Trustco, Inc. +                                            590     27

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 53 EQUITY PORTFOLIOS equity portfolios

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO (continued)

                                                                NUMBER   VALUE
                                                               OF SHARES (000S)
                                                               --------- ------
 COMMON STOCKS - 98.3% - CONTINUED
 Banks - 7.6% - (continued)
    Trico Bancshares                                               1,042 $   28
    Trustco Bank Corp. of New York +                               5,578     63
    Trustmark Corp. +                                              3,700    121
    UCBH Holdings, Inc. +                                          7,065    119
    UMB Financial Corp.                                            2,378     87
    Umpqua Holdings Corp. +                                        4,159    125
    Union Bankshares Corp. of Virginia                               991     31
    United Bankshares, Inc.                                        2,800    108
    United Community Banks, Inc. of Georgia +                      2,530     84
    United Security Bancshares of California +                       500     12
    Univest Corp. of Pennsylvania +                                  800     25
    USB Holding Co., Inc. +                                          920     22
    USB Holdings Co., Inc. - Fractional Shares *                  50,000     --
    Vineyard National Bancorp +                                      593     13
    Virginia Commerce Bancorp * +                                    996     19
    Virginia Financial Group, Inc.                                   849     23
    W. Holding Co., Inc. +                                         8,100     50
    Washington Trust Bancorp, Inc.                                   796     22
    WesBanco, Inc.                                                 1,501     49
    West Bancorporation +                                          1,092     20
    West Coast Bancorp of Oregon                                   1,125     39
    Westamerica Bancorporation +                                   2,308    114
    Western Alliance Bancorp * +                                     800     28
    Wilshire Bancorp, Inc. +                                       1,400     27
    Wintrust Financial Corp. +                                     1,799     86
    Yardville National Bancorp                                       572     22
                                                                         ------
                                                                          7,823
                                                                         ------
 Beverages - 0.1%
    Boston Beer Co., Inc., Class A * +                               796     29
    Coca-Cola Bottling Co. Consolidated                              365     23
    Farmer Bros. Co. +                                               500     10
    Green Mountain Coffee Roasters, Inc. * +                         400     20
    Jones Soda Co. * +                                             1,900     18
    National Beverage Corp. +                                        600      8
    Peet's Coffee & Tea, Inc. * +                                  1,005     25
                                                                         ------
                                                                            133
                                                                         ------
 Biotechnology - 2.3%
    Advanced Magnetics, Inc. * +                                     600     33
    ADVENTRX Pharmaceuticals, Inc. * +                             3,000      7
    Affymetrix, Inc. *                                             5,100    129
    Alexion Pharmaceuticals, Inc. * +                              2,567    111
    American Oriental Bioengineering, Inc. * +                     3,300     34
    Applera Corp. (Celera Genomics Group) * +                      5,748     82
    Arena Pharmaceuticals, Inc. * +                                3,430     44
    Ariad Pharmaceuticals, Inc. * +                                4,198     23
    Bio-Rad Laboratories, Inc., Class A * +                        1,400    111
    Biocryst Pharmaceuticals, Inc. * +                             1,800     21
    Cambrex Corp. +                                                1,929     43
    Cell Genesys, Inc. * +                                         3,156     12
    Coley Pharmaceutical Group, Inc. * +                           1,400     16
    Cotherix, Inc. * +                                             1,400     19
    Cytokinetics, Inc. * +                                         1,900     14
    Decode Genetics, Inc. * +                                      4,629     20
    Digene Corp. *                                                 1,302     67
    Diversa Corp. * +                                              2,294     26
    Encysive Pharmaceuticals, Inc. * +                             4,367     26
    Enzo Biochem, Inc. * +                                         1,978     30
    Enzon Pharmaceuticals, Inc. * +                                3,452     29
    Exelixis, Inc. *                                               7,031     61
    Genitope Corp. * +                                             1,500      5
    Genomic Health, Inc. * +                                         900     17
    Geron Corp. * +                                                5,015     40
    GTX, Inc. * +                                                    900     14
    Hana Biosciences, Inc. * +                                     2,200     15
    Human Genome Sciences, Inc. * +                                9,800    123
    ICOS Corp. *                                                   4,800    155
    Illumina, Inc. * +                                             3,400    131
    Incyte Corp. * +                                               5,340     28
    Integra LifeSciences Holdings Corp. * +                        1,446     60
    InterMune, Inc. * +                                            1,966     42
    Keryx Biopharmaceuticals, Inc. * +                             3,249     45
    Lexicon Genetics, Inc. * +                                     4,290     16
    Lifecell Corp. * +                                             2,516     55
    Martek Biosciences Corp. * +                                   2,400     59
    Maxygen, Inc. *                                                2,184     19
    Metabasis Therapeutics, Inc. * +                               1,500     11
    Momenta Pharmaceuticals, Inc. * +                              1,700     29
    Monogram Biosciences, Inc. * +                                 8,000     13
    Myriad Genetics, Inc. * +                                      2,876     87
    Nektar Therapeutics * +                                        6,700    111
    Northfield Laboratories, Inc. * +                              1,929     30
    Novavax, Inc. *                                                4,600     23
    Panacos Pharmaceuticals, Inc. *                                3,800     25
    Peregrine Pharmaceuticals, Inc. * +                           13,200     16

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 54 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                                NUMBER   VALUE
                                                               OF SHARES (000S)
                                                               --------- ------
 COMMON STOCKS - 98.3% - CONTINUED
 Biotechnology - 2.3% - (continued)
    Regeneron Pharmaceuticals, Inc. *                              3,746 $   81
    Replidyne, Inc. * +                                              400      2
    Sangamo BioSciences, Inc. * +                                  2,400     19
    Savient Pharmaceuticals, Inc. * +                              4,648     54
    Sirna Therapeutics, Inc. *                                     3,000     39
    SuperGen, Inc. * +                                             3,841     18
    Telik, Inc. * +                                                3,912     67
                                                                         ------
                                                                          2,407
                                                                         ------
 Building Materials - 0.8%
    Aaon, Inc.                                                       780     22
    Apogee Enterprises, Inc.                                       2,055     35
    Builders FirstSource, Inc. * +                                 1,100     18
    Comfort Systems USA, Inc. +                                    3,000     41
    Drew Industries, Inc. * +                                      1,380     38
    ElkCorp +                                                      1,526     55
    Genlyte Group, Inc. *                                          1,884    160
    Goodman Global, Inc. * +                                       1,800     29
    Interline Brands, Inc. *                                       1,990     48
    LSI Industries, Inc.                                           1,538     26
    NCI Building Systems, Inc. *                                   1,513     84
    PGT, Inc. * +                                                    900     10
    Simpson Manufacturing Co., Inc. +                              2,772     86
    Texas Industries, Inc. +                                       1,718    117
    Trex Co., Inc. * +                                               924     21
    U.S. Concrete, Inc. * +                                        2,500     16
    Universal Forest Products, Inc. +                              1,306     61
                                                                         ------
                                                                            867
                                                                         ------
 Chemicals - 1.8%
    American Vanguard Corp. +                                      1,300     23
    Arch Chemicals, Inc. +                                         1,816     60
    Balchem Corp. +                                                  900     23
    CF Industries Holdings, Inc. +                                 4,114     94
    Ferro Corp.                                                    3,193     67
    Fuller (H.B.) Co. +                                            4,312    112
    Georgia Gulf Corp. +                                           2,464     50
    Grace (W.R.) & Co. * +                                         5,034     92
    Hercules, Inc. * +                                             8,474    158
    Innospec, Inc.                                                   930     40
    Kronos Worldwide, Inc. +                                         315     12
    MacDermid, Inc. +                                              2,058     67
    Minerals Technologies, Inc.                                    1,506     86
    NewMarket Corp. +                                              1,275     80
    NL Industries, Inc. +                                            598      7
    Olin Corp.                                                     5,306     89
    OM Group, Inc. * +                                             2,234    105
    Omnova Solutions, Inc. *                                       2,400     11
    Pioneer Cos., Inc. * +                                           900     24
    PolyOne Corp. * +                                              6,956     53
    Rockwood Holdings, Inc. * +                                    2,666     67
    Schulman (A.), Inc.                                            1,954     45
    Sensient Technologies Corp. +                                  3,373     80
    Spartech Corp. +                                               2,370     71
    Stepan Co. +                                                     443     13
    Symyx Technologies, Inc. *                                     2,430     53
    Terra Industries, Inc. * +                                     7,100     74
    Tronox, Inc., Class B +                                        3,000     45
    UAP Holding Corp.                                              3,700     89
    Zoltek Cos., Inc. * +                                          1,000     22
                                                                         ------
                                                                          1,812
                                                                         ======
 Coal - 0.1%
    Alpha Natural Resources, Inc. *                                3,790     60
    International Coal Group, Inc. * +                             8,500     43
    James River Coal Co. * +                                       1,299     14
    Westmoreland Coal Co. * +                                        500     11
                                                                         ------
                                                                            128
                                                                         ------
 Commercial Services - 5.4%
    Aaron Rents, Inc. +                                            3,235     86
    ABM Industries, Inc.                                           3,233     67
    Administaff, Inc.                                              1,598     67
    Advance America Cash Advance Centers, Inc. +                   5,080     72
    Advisory Board (The) Co. * +                                   1,379     76
    Albany Molecular Research, Inc. * +                            1,889     21
    AMN Healthcare Services, Inc. * +                              2,411     67
    Arbitron, Inc. +                                               2,309    102
    Bankrate, Inc. * +                                               810     30
    Banta Corp.                                                    1,778     64
    Barrett Business Services +                                      500     12
    BearingPoint, Inc. * +                                        13,800    116
    Bowne & Co., Inc. +                                            2,257     36
    Bright Horizons Family Solutions, Inc. * +                     1,888     69
    CBIZ, Inc. * +                                                 4,221     30
    CDI Corp. +                                                      964     25
    Central Parking Corp. +                                          867     16
    Cenveo, Inc. * +                                               4,070     81

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 55 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO (continued)

                                                                NUMBER   VALUE
                                                               OF SHARES (000S)
                                                               --------- ------
COMMON STOCKS - 98.3% - CONTINUED
Commercial Services - 5.4% - (continued)
   Chemed Corp. +                                                  1,948   $ 73
   Clark, Inc.                                                     1,305     21
   Clayton Holdings, Inc. *                                          600      9
   Coinmach Service Corp., Class A                                 1,900     19
   Coinstar, Inc. * +                                              2,011     66
   Compass Diversified Trust                                       1,000     17
   Consolidated Graphics, Inc. * +                                   884     52
   Corinthian Colleges, Inc. * +                                   6,500     84
   Cornell Cos., Inc. *                                              900     16
   Corvel Corp. *                                                    457     26
   CoStar Group, Inc. *                                            1,295     64
   CRA International, Inc. * +                                       909     47
   Cross Country Healthcare, Inc. *                                2,413     48
   Deluxe Corp.                                                    3,800     94
   DeVry, Inc. * +                                                 4,600    121
   Diamond Management & Technology
   Consultants, Inc.                                               2,200     25
   Dollar Financial Corp. *                                          900     26
   Dollar Thrifty Automotive Group * +                             1,827     78
   DynCorp International, Inc., Class A * +                        1,900     25
   Educate, Inc. * +                                               1,300     10
   Electro Rent Corp. *                                            1,370     21
   Euronet Worldwide, Inc. * +                                     2,676     89
   ExlService Holdings, Inc. *                                       291      7
   Exponent, Inc. *                                                1,250     22
   First Advantage Corp., Class A * +                                532     10
   First Consulting Group, Inc. *                                  1,700     21
   Forrester Research, Inc. *                                        975     27
   FTI Consulting, Inc. * +                                        2,919     78
   Gartner, Inc. * +                                               4,283     83
   Geo Group (The), Inc. * +                                       1,432     54
   Gevity HR, Inc. +                                               1,952     43
   Global Cash Access Holdings, Inc. * +                           2,462     39
   H&E Equipment Services, Inc. * +                                  900     22
   Healthcare Services Group +                                     2,027     51
   Healthspring, Inc. *                                            1,400     27
   Heartland Payment Systems, Inc. +                               1,100     31
   Heidrick & Struggles International, Inc. *                      1,354     57
   Home Solutions of America, Inc. * +                             3,300     19
   Hudson Highland Group, Inc. * +                                 1,949     35
   Huron Consulting Group, Inc. * +                                1,344     55
   ICT Group, Inc. *                                                 500     17
   Integrated Electrical Services, Inc. * +                        1,100     17
   Interactive Data Corp. +                                        2,700     63
   Jackson Hewitt Tax Service, Inc. +                              2,700     98
   Kelly Services, Inc., Class A                                   1,454     42
   Kendle International, Inc. *                                      900     32
   Kenexa Corp. *                                                  1,115     34
   Kforce, Inc. * +                                                2,200     29
   Korn/Ferry International * +                                    3,140     73
   Labor Ready, Inc. *                                             4,074     77
   Landauer, Inc.                                                    615     33
   LECG Corp. * +                                                  1,800     33
   Lincoln Educational Services Corp. * +                            400      5
   Live Nation, Inc. * +                                           4,700    101
   MAXIMUS, Inc. +                                                 1,550     45
   McGrath Rentcorp                                                1,572     50
   Medifast, Inc. * +                                                900     12
   Midas, Inc. * +                                                 1,096     24
   Monro Muffler, Inc.                                               919     34
   Morningstar, Inc. *                                             1,000     45
   MPS Group, Inc. *                                               7,693    115
   Navigant Consulting, Inc. * +                                   3,234     62
   Net 1 UEPS Technologies, Inc. * +                               3,600     86
   On Assignment, Inc. * +                                         1,900     21
   Parexel International Corp. * +                                 1,995     55
   PeopleSupport, Inc. * +                                         1,400     31
   PharmaNet Development Group, Inc. * +                           1,397     32
   PHH Corp. * +                                                   3,900    112
   PRA International *                                             1,300     38
   Pre-Paid Legal Services, Inc. +                                   793     33
   Providence Service (The) Corp. * +                                894     24
   QC Holdings, Inc. * +                                             400      6
   Rent-A-Center, Inc. * +                                         5,200    142
   Resources Connection, Inc. * +                                  3,604    105
   Rewards Network, Inc. *                                         1,930     11
   Rollins, Inc.                                                   2,208     48
   Senomyx, Inc. * +                                               2,222     30
   Sotheby's +                                                     4,756    148
   Source Interlink Cos., Inc. * +                                 2,723     24
   Spherion Corp. * +                                              4,271     31
   Standard Parking Corp. * +                                        400     15
   Startek, Inc. +                                                   888     12
   Stewart Enterprises, Inc., Class A                              7,889     50
   Strayer Education, Inc. +                                       1,058    116

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 56 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                                NUMBER   VALUE
                                                               OF SHARES (000S)
                                                               --------- ------
 COMMON STOCKS - 98.3% - CONTINUED
 Commercial Services - 5.4% - (continued)
    Team, Inc. * +                                                   500 $   15
    TeleTech Holdings, Inc. * +                                    2,425     55
    TNS, Inc. * +                                                  1,800     31
    Universal Technical Institute, Inc. * +                        1,700     35
    Valassis Communications, Inc. *                                3,600     56
    Vertrue, Inc. * +                                                508     19
    Viad Corp. +                                                   1,700     67
    Volt Information Sciences, Inc. * +                              623     29
    Watson Wyatt Worldwide, Inc., Class A +                        3,229    150
    Wright Express Corp. *                                         2,960     91
                                                                         ------
                                                                          5,508
                                                                         ------
 Computers - 2.7%
    3D Systems Corp. * +                                           1,100     16
    Agilysys, Inc. +                                               2,290     35
    Ansoft Corp. * +                                               1,308     36
    BISYS Group (The), Inc. * +                                    9,000    108
    Brocade Communications Systems, Inc. * +                      20,300    188
    CACI International, Inc., Class A * +                          2,300    138
    CIBER, Inc. * +                                                4,085     28
    COMSYS IT Partners, Inc. *                                     1,300     24
    Comtech Group, Inc. * +                                        1,100     18
    Covansys Corp. * +                                             2,300     52
    Echelon Corp. * +                                              2,327     19
    Electronics for Imaging, Inc. * +                              4,286    105
    Gateway, Inc. *                                               18,342     35
    Henry (Jack) & Associates, Inc.                                6,007    131
    Hutchinson Technology, Inc. * +                                1,861     44
    iGate Corp. *                                                  1,709     11
    IHS, Inc., Class A *                                           1,807     67
    Imation Corp.                                                  2,500    116
    Integral Systems, Inc. of Maryland                               888     21
    InterVoice, Inc. * +                                           2,853     19
    Kanbay International, Inc. * +                                 2,400     69
    Komag, Inc. * +                                                2,330     92
    Kronos, Inc. *                                                 2,388     84
    Magma Design Automation, Inc. * +                              2,698     24
    Manhattan Associates, Inc. * +                                 1,994     58
    Maxwell Technologies, Inc. * +                                 1,000     14
    McData Corp., Class A *                                       11,400     72
    Mentor Graphics Corp. *                                        5,992    101
    Mercury Computer Systems, Inc. * +                             1,569     21
    Micros Systems, Inc. *                                         2,833    144
    Mobility Electronics, Inc. *                                   1,900      6
    MTS Systems Corp.                                              1,326     51
    Ness Technologies, Inc. * +                                    2,000     32
    Netscout Systems, Inc. *                                       1,959     15
    Palm, Inc. *                                                   6,928     97
    Perot Systems Corp., Class A * +                               6,442    101
    Quantum Corp. * +                                             13,296     31
    Rackable Systems, Inc. * +                                     2,000     71
    Radiant Systems, Inc. * +                                      1,900     19
    Radisys Corp. *                                                1,497     25
    Riverbed Technology, Inc. * +                                    298     10
    SI International, Inc. * +                                     1,000     34
    Sigma Designs, Inc. * +                                        1,700     45
    Silicon Storage Technology, Inc. *                             5,771     27
    SRA International, Inc., Class A *                             2,800     82
    Stratasys, Inc. * +                                              830     25
    SYKES Enterprises, Inc. * +                                    2,190     38
    Synaptics, Inc. * +                                            1,906     55
    Syntel, Inc. +                                                   630     19
    Talx Corp. +                                                   2,339     58
    Tyler Technologies, Inc. *                                     2,857     41
                                                                         ------
                                                                          2,772
                                                                         ------
 Cosmetics/Personal Care - 0.1%
    Chattem, Inc. * +                                              1,332     65
    Elizabeth Arden, Inc. *                                        1,910     35
    Inter Parfums, Inc. +                                            400      8
    Parlux Fragrances, Inc. * +                                    1,060      7
    Revlon, Inc., Class A * +                                      9,400     15
                                                                         ------
                                                                            130
                                                                         ------
 Distribution/Wholesale - 0.8%
    Beacon Roofing Supply, Inc. * +                                3,250     67
    BlueLinx Holdings, Inc. +                                        973     11
    Brightpoint, Inc. * +                                          3,720     51
    Building Material Holding Corp. +                              2,208     54
    Central European Distribution Corp. * +                        2,346     67
    Core-Mark Holding Co., Inc. * +                                  800     26
    Directed Electronics, Inc. *                                     600      9
    Houston Wire & Cable Co. * +                                     600     14
    LKQ Corp. * +                                                  3,338     76
    MWI Veterinary Supply, Inc. *                                    439     15
    NuCo2, Inc. * +                                                1,100     27
    Owens & Minor, Inc. +                                          2,969     92

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 57 EQUITY PORTFOLIOS equity portfolios

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO (continued)

                                                                NUMBER   VALUE
                                                               OF SHARES (000S)
                                                               --------- ------
 COMMON STOCKS - 98.3% - CONTINUED
 Distribution/Wholesale - 0.8% - (continued)
    Scansource, Inc. * +                                           1,934 $   59
    United Stationers, Inc. *                                      2,318    108
    Valley National Gases, Inc. +                                    100      3
    Watsco, Inc. +                                                 2,040    105
                                                                         ------
                                                                            784
                                                                         ------
 Diversified Financial Services - 1.8%
    Accredited Home Lenders Holding Co. * +                        1,596     47
    Advanta Corp., Class B +                                       1,476     67
    Asset Acceptance Capital Corp. *                               1,300     22
    Asta Funding, Inc. +                                             910     30
    Calamos Asset Management, Inc., Class A +                      1,754     48
    CharterMac                                                     3,815     83
    Cityscape Financial Corp. *                                    2,500     --
    Cohen & Steers, Inc. +                                         1,000     38
    CompuCredit Corp. * +                                          1,522     57
    Credit Acceptance Corp. * +                                      575     19
    Doral Financial Corp. +                                        6,200     25
    eSpeed, Inc., Class A * +                                      1,468     14
    Federal Agricultural Mortgage Corp., Class C +                   821     22
    Financial Federal Corp. +                                      1,959     54
    Friedman Billings Ramsey Group, Inc., Class A +               10,900     85
    GAMCO Investors, Inc., Class A +                                 516     20
    GFI Group, Inc. * +                                              901     51
    Greenhill & Co., Inc. +                                        1,300     91
    International Securities Exchange, Inc. +                      2,800    149
    Knight Capital Group, Inc., Class A * +                        7,721    136
    LaBranche & Co., Inc. * +                                      3,900     42
    MarketAxess Holdings, Inc. * +                                 2,300     33
    Marlin Business Services Corp. * +                               935     20
    National Financial Partners Corp.                              2,800    127
    Ocwen Financial Corp. * +                                      2,459     37
    optionsXpress Holdings, Inc. +                                 1,500     43
    Penson Worldwide, Inc. * +                                       500     11
    Piper Jaffray Cos. *                                           1,389     91
    Portfolio Recovery Associates, Inc. * +                        1,122     51
    Sanders Morris Harris Group, Inc.                              1,339     17
    Stifel Financial Corp. * +                                       900     35
    SWS Group, Inc. +                                              1,248     41
    Thomas Weisel Partners Group, Inc. * +                           600     13
    TradeStation Group, Inc. *                                     1,927     28
    United PanAm Financial Corp. *                                   657      8
    Waddell & Reed Financial, Inc., Class A                        6,300    157
    World Acceptance Corp. *..................................     1,393     63
                                                                         ------
                                                                          1,875
                                                                         ------
 Electric - 1.8%
    Allete, Inc. +............................................     1,900     89
    Aquila, Inc. *............................................    25,489    117
    Avista Corp...............................................     3,589     97
    Black Hills Corp..........................................     2,410     86
    CH Energy Group, Inc. +...................................     1,111     60
    Cleco Corp. +.............................................     4,219    108
    Duquesne Light Holdings, Inc. +...........................     6,631    134
    El Paso Electric Co. * +..................................     3,643     90
    Empire District Electric (The) Co. +......................     2,259     54
    Idacorp, Inc..............................................     3,258    130
    ITC Holdings Corp.........................................     1,400     55
    MGE Energy, Inc...........................................     1,546     53
    NorthWestern Corp.........................................     2,700     96
    Ormat Technologies, Inc. +................................       546     20
    Otter Tail Corp...........................................     2,237     69
    Pike Electric Corp. * +...................................     1,100     17
    PNM Resources, Inc........................................     5,100    157
    PNM Resources, Inc.--Fractional Shares *..................    50,000     --
    Portland General Electric Co. +...........................     2,000     56
    UIL Holdings Corp. +......................................     1,701     73
    Unisource Energy Corp.....................................     2,677     98
    Westar Energy, Inc. +.....................................     6,500    173
                                                                         ------
                                                                          1,832
                                                                         ------
 Electrical Components & Equipment - 1.0%
    Advanced Energy Industries, Inc. * +......................     2,649     46
    American Superconductor Corp. * +.........................     2,400     25
    Belden CDT, Inc. +........................................     3,181    127
    Capstone Turbine Corp. * +................................     6,300      9
    China BAK Battery, Inc. * +...............................     2,006     15
    Color Kinetics, Inc. *....................................     1,000     20
    Encore Wire Corp. * +.....................................     1,789     44
    Energy Conversion Devices, Inc. * +.......................     2,927    112
    EnerSys * +...............................................     3,400     57
    General Cable Corp. * +...................................     3,814    162
    GrafTech International Ltd. *.............................     7,234     49
    Greatbatch, Inc. * +......................................     1,729     45
    Insteel Industries, Inc. +................................     1,000     19
    Lamson & Sessions (The) Co. * +...........................     1,000     21
    Littelfuse, Inc. * +......................................     1,563     49

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 58 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                                NUMBER   VALUE
                                                               OF SHARES (000S)
                                                               --------- ------
 COMMON STOCKS - 98.3% - CONTINUED
 Electrical Components & Equipment - 1.0% - (continued)
    Medis Technologies Ltd. * +                                    1,536 $   31
    Powell Industries, Inc. * +                                      552     13
    Power-One, Inc. * +                                            5,252     38
    Superior Essex, Inc. * +                                       1,500     53
    Universal Display Corp. * +                                    1,801     22
    Vicor Corp. +                                                  1,494     18
                                                                         ------
                                                                            975
                                                                         ------
 Electronics - 2.6%
    American Science & Engineering, Inc. * +                         766     49
    Analogic Corp. +                                               1,018     54
    Badger Meter, Inc. +                                           1,000     26
    Bel Fuse, Inc., Class B                                          822     30
    Benchmark Electronics, Inc. * +                                4,791    116
    Brady Corp., Class A                                           3,346    128
    Checkpoint Systems, Inc. * +                                   2,894     55
    Cogent, Inc. * +                                               3,198     36
    Coherent, Inc. *                                               2,318     75
    CTS Corp.                                                      2,656     41
    Cubic Corp. +                                                  1,075     24
    Cymer, Inc. *                                                  2,875    136
    Daktronics, Inc. +                                             2,906    105
    Dionex Corp. * +                                               1,509     87
    Eagle Test Systems, Inc. *                                       600      9
    Electro Scientific Industries, Inc. * +                        2,066     41
    Excel Technology, Inc. *                                         893     23
    FEI Co. * +                                                    1,776     43
    Flir Systems, Inc. * +                                         5,200    167
    II-VI, Inc. * +                                                1,828     47
    International DisplayWorks, Inc. *                             3,300     21
    Ionatron, Inc. * +                                             2,220      9
    Itron, Inc. * +                                                1,913     92
    Kemet Corp. * +                                                6,533     48
    L-1 Identity Solutions, Inc. * +                               4,812     81
    LoJack Corp. * +                                               1,400     21
    Measurement Specialties, Inc. * +                              1,000     24
    Methode Electronics, Inc. +                                    2,745     31
    Metrologic Instruments, Inc. * +                                 972     18
    Molecular Devices Corp. * +                                    1,318     28
    Multi-Fineline Electronix, Inc. * +                              600     13
    Newport Corp. *                                                2,957     64
    OSI Systems, Inc. * +                                          1,108     21
    OYO Geospace Corp. *                                             300     14
    Park Electrochemical Corp. +                                   1,455     47
    Paxar Corp. * +                                                3,117     67
    Photon Dynamics, Inc. * +                                      1,345     15
    Plexus Corp. *                                                 3,392     82
    RAE Systems, Inc. *                                            2,200      8
    Rofin-Sinar Technologies, Inc. *                               1,059     62
    Rogers Corp. *                                                 1,284     89
    Sonic Solutions, Inc. * +                                      1,875     30
    Taser International, Inc. * +                                  4,682     40
    Technitrol, Inc. +                                             3,011     83
    TTM Technologies, Inc. * +                                     3,005     38
    Varian, Inc. *                                                 2,312    102
    Watts Water Technologies, Inc., Class A                        1,879     78
    Woodward Governor Co. +                                        2,266     86
    X-Rite, Inc.                                                   2,038     24
    Zygo Corp. *                                                   1,400     23
                                                                         ------
                                                                          2,651
                                                                         ------
 Energy - Alternate Sources - 0.4%
    Aventine Renewable Energy Holdings, Inc. * +                   2,300     59
    Evergreen Energy, Inc. * +                                     5,226     46
    Evergreen Solar, Inc. * +                                      5,000     46
    First Solar, Inc. *                                              147      4
    FuelCell Energy, Inc. * +                                      3,929     26
    Headwaters, Inc. * +                                           3,147     75
    MGP Ingredients, Inc. +                                          800     17
    Pacific Ethanol, Inc. * +                                      1,900     36
    Plug Power, Inc. * +                                           4,556     18
    Quantum Fuel Systems Technologies Worldwide, Inc. * +          3,800      7
    Sunpower Corp., Class A * +                                      769     29
    Syntroleum Corp. * +                                           2,735      7
    VeraSun Energy Corp. * +                                       1,375     35
                                                                         ------
                                                                            405
                                                                         ------
 Engineering & Construction - 0.6%
    Dycom Industries, Inc. * +                                     2,958     60
    EMCOR Group, Inc. * +                                          2,386    142
    ENGlobal Corp. *                                               1,100      8
    Granite Construction, Inc.                                     2,538    131
    Infrasource Services, Inc. *                                   1,995     43
    Insituform Technologies, Inc., Class A * +                     2,018     52
    Layne Christensen Co. * +                                        900     28
    Perini Corp. *                                                 1,558     51

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 59 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO (continued)

                                                                NUMBER   VALUE
                                                               OF SHARES (000S)
                                                               --------- ------
 COMMON STOCKS - 98.3% - CONTINUED
 Engineering & Construction - 0.6% - (continued)
    Sterling Construction Co., Inc. *                                600 $   14
    Washington Group International, Inc. * +                       1,935    114
                                                                         ------
                                                                            643
                                                                         ------
 Entertainment - 0.8%
    Bally Technologies, Inc. *                                     3,861     76
    Bluegreen Corp. * +                                            1,500     20
    Carmike Cinemas, Inc. +                                          900     18
    Century Casinos, Inc. * +                                      1,500     15
    Churchill Downs, Inc. +                                          593     24
    Dover Downs Gaming & Entertainment, Inc. +                     1,117     15
    Dover Motorsports, Inc. +                                      1,300      7
    Great Wolf Resorts, Inc. *                                     1,990     26
    Isle of Capri Casinos, Inc. * +                                1,277     35
    Lakes Entertainment, Inc. * +                                  1,700     16
    Macrovision Corp. * +                                          3,852    106
    Magna Entertainment Corp., Class A * +                         2,691     12
    Pinnacle Entertainment, Inc. * +                               3,629    118
    Progressive Gaming International Corp. * +                     2,519     20
    Shuffle Master, Inc. * +                                       2,509     78
    Six Flags, Inc. * +                                            5,236     28
    Speedway Motorsports, Inc.                                     1,062     40
    Steinway Musical Instruments *                                   572     17
    Vail Resorts, Inc. * +                                         2,310    102
                                                                         ------
                                                                            773
                                                                         ------
 Environmental Control - 0.7%
    Aleris International, Inc. * +                                 2,300    120
    American Ecology Corp. +                                       1,100     23
    Basin Water, Inc. * +                                            500      4
    Calgon Carbon Corp. * +                                        2,439     14
    Casella Waste Systems, Inc., Class A * +                       1,568     17
    Clean Harbors, Inc. * +                                        1,100     47
    Darling International, Inc. * +                                4,346     20
    Metal Management, Inc.                                         1,900     70
    Mine Safety Appliances Co.                                     2,278     82
    Rentech, Inc. * +                                              9,100     37
    Synagro Technologies, Inc. +                                   3,400     15
    Tetra Tech, Inc. *                                             4,308     75
    Waste Connections, Inc. *                                      3,303    133
    Waste Industries USA, Inc. +                                     500     15
    Waste Services, Inc. * +                                       2,033     20
                                                                         ------
                                                                            692
                                                                         ------
 Food - 1.3%
    Arden Group, Inc., Class A                                        43 $    6
    Chiquita Brands International, Inc. +                          3,154     45
    Diamond Foods, Inc. +                                          1,232     21
    Flowers Foods, Inc.                                            3,800    101
    Gold Kist, Inc. *                                              3,771     75
    Great Atlantic & Pacific Tea Co. +                             1,449     38
    Hain Celestial Group, Inc. * +                                 2,361     71
    Imperial Sugar Co. +                                             900     21
    Ingles Markets, Inc., Class A +                                  873     26
    J & J Snack Foods Corp.                                        1,000     38
    Lance, Inc. +                                                  2,277     44
    M & F Worldwide Corp. * +                                        839     14
    Nash Finch Co. +                                                 955     25
    Pathmark Stores, Inc. * +                                      3,849     43
    Performance Food Group Co. * +                                 2,493     67
    Pilgrims Pride Corp. +                                         3,000     77
    Premium Standard Farms, Inc.                                     989     19
    Ralcorp Holdings, Inc. *                                       1,968    100
    Ruddick Corp. +                                                2,888     81
    Sanderson Farms, Inc.                                          1,271     35
    Seaboard Corp.                                                    18     30
    Spartan Stores, Inc. +                                         1,500     32
    Tootsie Roll Industries, Inc. +                                2,539     82
    TreeHouse Foods, Inc. *                                        2,300     74
    United Natural Foods, Inc. * +                                 3,146    111
    Village Super Market, Class A                                    100      7
    Weis Markets, Inc. +                                             859     35
    Wild Oats Markets, Inc. * +                                    2,056     31
                                                                         ------
                                                                          1,349
                                                                         ------
 Forest Products & Paper - 0.4%
    Bowater, Inc. +                                                4,200     91
    Buckeye Technologies, Inc. *                                   2,826     33
    Caraustar Industries, Inc. *                                   2,241     18
    Deltic Timber Corp. +                                            653     35
    Glatfelter +                                                   3,339     49
    Mercer International, Inc. * +                                 2,200     26
    Neenah Paper, Inc.                                             1,100     38
    Rock-Tenn Co., Class A                                         2,391     60
    Schweitzer-Mauduit International, Inc.                         1,116     28
    Wausau Paper Corp. +                                           2,758     41
    Xerium Technologies, Inc. +                                    1,500     15
                                                                         ------
                                                                            434
                                                                         ------

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 60 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                                NUMBER   VALUE
                                                               OF SHARES (000S)
                                                               --------- ------
 COMMON STOCKS - 98.3% - CONTINUED
 Gas - 1.0%
    Cascade Natural Gas Corp.                                        878 $   23
    EnergySouth, Inc. +                                              539     21
    Laclede Group (The), Inc. +                                    1,571     57
    New Jersey Resources Corp. +                                   2,006    104
    Nicor, Inc. +                                                  3,300    163
    Northwest Natural Gas Co.                                      2,022     83
    Peoples Energy Corp.                                           2,898    126
    Piedmont Natural Gas Co., Inc.                                 5,700    159
    South Jersey Industries, Inc. +                                2,062     69
    Southwest Gas Corp. +                                          2,920    110
    WGL Holdings, Inc. +                                           3,700    122
                                                                         ------
                                                                          1,037
                                                                         ------
 Hand/Machine Tools - 0.3%
    Baldor Electric Co. +                                          2,418     84
    Franklin Electric Co., Inc. +                                  1,772     92
    Raser Technologies, Inc. * +                                   1,500      7
    Regal-Beloit Corp. +                                           2,351    120
                                                                         ------
                                                                            303
                                                                         ------
 Healthcare - Products - 3.3%
    Abaxis, Inc. * +                                               1,500     29
    Abiomed, Inc. * +                                              1,800     23
    Adeza Biomedical Corp. * +                                     1,100     17
    Align Technology, Inc. * +                                     4,131     54
    American Medical Systems Holdings, Inc. * +                    5,220     90
    Angiodynamics, Inc. * +                                          947     20
    Arrow International, Inc. +                                    1,701     59
    Arthrocare Corp. * +                                           1,977     82
    Aspect Medical Systems, Inc. * +                               1,255     24
    Biosite, Inc. * +                                              1,340     65
    Bruker BioSciences Corp. *                                     3,188     25
    Candela Corp. * +                                              1,914     25
    Cepheid, Inc. * +                                              4,142     39
    Cerus Corp. * +                                                2,000     16
    Conceptus, Inc. * +                                            1,700     39
    Conmed Corp. * +                                               2,023     45
    Cyberonics, Inc. * +                                           1,531     37
    Datascope Corp. +                                                990     34
    DexCom, Inc. *                                                 1,400     16
    DJO, Inc. *                                                    1,704     72
    ev3, Inc. * +                                                  1,283     21
    Foxhollow Technologies, Inc. *                                 1,400     37
    Haemonetics Corp. of Massachusetts * +                         1,980     90

 COMMON STOCKS - 98.3% - CONTINUED
 Healthcare - Products - 3.3% - (continued)
    Hansen Medical, Inc., * +                                        164      2
    HealthTronics, Inc. *                                          2,700     18
    Hologic, Inc. * +                                              3,929    197
    Home Diagnostics, Inc. *                                         152      2
    ICU Medical, Inc. * +                                          1,059     43
    Immucor, Inc. *                                                5,064    136
    Intralase Corp. *                                              1,567     33
    Invacare Corp. +                                               2,336     55
    Inverness Medical Innovations, Inc. * +                        2,360     92
    IRIS International, Inc. * +                                   1,300     12
    Kensey Nash Corp. * +                                            879     27
    Kyphon, Inc. * +                                               3,270    110
    LCA-Vision, Inc. +                                             1,500     53
    Luminex Corp. * +                                              2,395     31
    Medical Action Industries, Inc. *                                600     19
    Mentor Corp. +                                                 2,722    136
    Merge Technologies, Inc. * +                                   1,966     12
    Meridian Bioscience, Inc. +                                    1,550     38
    Merit Medical Systems, Inc. *                                  2,038     33
    Natus Medical, Inc. * +                                        1,500     24
    Neurometrix, Inc. * +                                            900     16
    Northstar Neuroscience, Inc. * +                                 900     11
    NuVasive, Inc. * +                                             2,400     55
    NxStage Medical, Inc. * +                                        900      8
    Oakley, Inc. +                                                 1,862     34
    OraSure Technologies, Inc. * +                                 3,350     29
    Palomar Medical Technologies, Inc. * +                         1,300     65
    PolyMedica Corp.                                               1,792     71
    PSS World Medical, Inc. * +                                    5,014    105
    Quidel Corp. * +                                               2,300     31
    Sirona Dental Systems, Inc.                                    1,300     48
    Solexa, Inc. * +                                               1,800     22
    SonoSite, Inc. * +                                             1,120     36
    Spectranetics Corp. *                                          2,300     25
    Stereotaxis, Inc. * +                                          1,797     18
    Steris Corp.                                                   5,100    131
    SurModics, Inc. * +                                            1,229     41
    Symmetry Medical, Inc. * +                                     2,520     34
    Thermogenesis Corp. * +                                        3,400     16
    Thoratec Corp. * +                                             3,872     57
    TriPath Imaging, Inc. * +                                      2,329     21
    Ventana Medical Systems, Inc. * +                              2,044     86

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 61 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO (continued)

                                                                NUMBER   VALUE
                                                               OF SHARES (000S)
                                                               --------- ------
 COMMON STOCKS - 98.3% - CONTINUED
 Healthcare - Products - 3.3% - (continued)
    Viasys Healthcare, Inc. *                                      2,444 $   69
    Visicu, Inc. * +                                                 500      5
    Vital Images, Inc. *                                           1,000     32
    Vital Signs, Inc.                                                482     27
    Volcano Corp. * +                                                600     11
    West Pharmaceutical Services, Inc.                             2,204    108
    Wright Medical Group, Inc. *                                   2,398     57
    Young Innovations, Inc.                                          408     15
    Zoll Medical Corp. * +                                           766     40
                                                                         ------
                                                                          3,356
                                                                         ------
 Healthcare - Services - 1.5%
    Air Methods Corp. *                                              800     21
    Alliance Imaging, Inc. *                                       1,300      8
    Amedisys, Inc. *                                               1,281     50
    AMERIGROUP Corp. *                                             3,800    130
    Amsurg Corp. * +                                               2,245     46
    Apria Healthcare Group, Inc. * +                               3,200     80
    Bio-Reference Labs, Inc. * +                                     804     20
    Capital Senior Living Corp. * +                                1,700     17
    Centene Corp. * +                                              3,258     85
    Emeritus Corp. * +                                               400      9
    Five Star Quality Care, Inc. *                                 2,400     24
    Genesis HealthCare Corp. * +                                   1,400     65
    Gentiva Health Services, Inc. * +                              1,994     32
    Healthways, Inc. * +                                           2,480    114
    Horizon Health Corp. * +                                       1,100     18
    Hythiam, Inc. * +                                              1,900     14
    Kindred Healthcare, Inc. * +                                   2,062     53
    LHC Group, Inc. *                                                897     25
    Magellan Health Services, Inc. *                               2,800    123
    Matria Healthcare, Inc. * +                                    1,484     43
    Medcath Corp. * +                                                600     15
    Molina Healthcare, Inc. * +                                      900     31
    National Healthcare Corp. +                                      486     27
    Nighthawk Radiology Holdings, Inc. * +                           500     11
    Odyssey HealthCare, Inc. *                                     2,539     31
    Option Care, Inc.                                              1,973     28
    Psychiatric Solutions, Inc. *                                  3,900    142
    Radiation Therapy Services, Inc. * +                             900     30
    RehabCare Group, Inc. * +                                      1,321     17
    Res-Care, Inc. *                                               1,700     31
    Sun Healthcare Group, Inc. * +                                 1,800     18

 COMMON STOCKS - 98.3% - CONTINUED
 Healthcare - Services - 1.5% - (continued)
    Sunrise Senior Living, Inc. * +                                3,340    107
    Symbion, Inc. * +                                              1,400     25
    United Surgical Partners International, Inc. *                 3,192     81
    VistaCare, Inc., Class A * +                                     823      9
                                                                         ------
                                                                          1,580
                                                                         ------
 Holding Companies - Diversified - 0.0%
    Resource America, Inc., Class A                                1,127     30
    Star Maritime Acquisition Corp. *                              1,400     13
                                                                         ------
                                                                             43
                                                                         ------
 Home Builders - 0.6%
    Amrep Corp. +                                                    100      9
    Brookfield Homes Corp. +                                         921     34
    Cavco Industries, Inc. * +                                       500     18
    Champion Enterprises, Inc. * +                                 5,654     53
    Fleetwood Enterprises, Inc. * +                                4,703     36
    Hovnanian Enterprises, Inc., Class A * +                       3,700    131
    Levitt Corp., Class A +                                        1,296     16
    M/I Homes, Inc.                                                  874     33
    Meritage Homes Corp. *                                         1,700     82
    Monaco Coach Corp. +                                           1,993     26
    Orleans Homebuilders, Inc. +                                     400      6
    Palm Harbor Homes, Inc. * +                                      791     11
    Skyline Corp.                                                    508     21
    Technical Olympic USA, Inc. +                                  1,462     14
    WCI Communities, Inc. * +                                      2,466     46
    Williams Scotsman International, Inc. *                        2,225     44
    Winnebago Industries, Inc. +                                   2,372     82
                                                                         ------
                                                                            662
                                                                         ------
 Home Furnishings - 0.5%
    American Woodmark Corp. +                                        938     37
    Audiovox Corp., Class A * +                                    1,237     17
    DTS, Inc. * +                                                  1,300     32
    Ethan Allen Interiors, Inc.                                    2,400     85
    Furniture Brands International, Inc. +                         3,300     57
    Hooker Furniture Corp. +                                         804     12
    Kimball International, Inc., Class B +                         1,889     45
    La-Z-Boy, Inc. +                                               3,800     45
    Sealy Corp. +                                                  1,500     22
    Stanley Furniture Co., Inc.                                      896     20
    Tempur-Pedic International, Inc. * +                           3,700     78
    TiVo, Inc. * +                                                 6,433     37

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 62 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                                NUMBER   VALUE
                                                               OF SHARES (000S)
                                                               --------- ------
 COMMON STOCKS - 98.3% - CONTINUED
 Home Furnishings - 0.5% - (continued)
    Universal Electronics, Inc. *                                    991 $   21
                                                                         ------
                                                                            508
                                                                         ------
 Household Products/Wares - 0.9%
    ACCO Brands Corp. *                                            3,300     84
    American Greetings Corp., Class A +                            3,900     93
    Blyth, Inc. +                                                  1,900     48
    Central Garden and Pet Co. *                                   1,549     81
    CNS, Inc. +                                                      934     35
    CSS Industries, Inc. +                                           542     17
    Ennis, Inc. +                                                  1,932     44
    Fossil, Inc. * +                                               3,200     67
    Harland (John H.) Co.                                          1,984     85
    Playtex Products, Inc. *                                       4,175     62
    Prestige Brands Holdings, Inc. * +                             2,500     30
    Russ Berrie & Co., Inc. *                                        847     14
    Spectrum Brands, Inc. *                                        2,800     25
    Standard Register (The) Co.                                    1,384     17
    Tupperware Brands Corp. +                                      4,545     96
    WD-40 Co. +                                                    1,334     43
    Yankee Candle Co., Inc.                                        2,938    100
                                                                         ------
                                                                            941
                                                                         ------
 Housewares - 0.0%
    Lifetime Brands, Inc. +                                          836     17
    National Presto Industries, Inc.                                 350     21
                                                                         ------
                                                                             38
                                                                         ------
 Insurance - 2.5%
    21st Century Insurance Group +                                 2,330     40
    Affirmative Insurance Holdings, Inc. +                           500      8
    Alfa Corp. +                                                   2,420     47
    American Equity Investment Life Holding Co. +                  4,200     55
    American Physicians Capital, Inc. *                              806     32
    Argonaut Group, Inc. * +                                       2,298     78
    Baldwin & Lyons, Inc., Class B +                                 618     17
    Bristol West Holdings, Inc.                                    1,100     17
    CNA Surety Corp. *                                             1,277     25
    Commerce Group, Inc. +                                         4,100    125
    Crawford & Co., Class B +                                      1,800     13
    Darwin Professional Underwriters, Inc. * +                       400      9
    Delphi Financial Group, Inc., Class A                          3,157    128
    Direct General Corp. +                                         1,100     18
    Donegal Group, Inc., Class A                                     998     19
    EMC Insurance Group, Inc.                                        456     16
    Enstar Group, Inc. * +                                           152     14
    FBL Financial Group, Inc., Class A                             1,003     39
    First Acceptance Corp. *                                       1,305     13
    FPIC Insurance Group, Inc. * +                                   800     31
    Great American Financial Resources, Inc.                         650     14
    Harleysville Group, Inc.                                         997     35
    Hilb, Rogal & Hobbs Co. +                                      2,691    112
    Horace Mann Educators Corp. +                                  3,229     65
    Independence Holding Co. +                                       534     11
    Infinity Property & Casualty Corp. +                           1,507     68
    James River Group, Inc. *                                        769     26
    Kansas City Life Insurance Co.                                   400     21
    LandAmerica Financial Group, Inc. +                            1,337     82
    Meadowbrook Insurance Group, Inc. * +                          1,900     19
    Midland (The) Co.                                                907     41
    National Interstate Corp. +                                    1,100     28
    National Western Life Insurance Co., Class A                     103     24
    Navigators Group, Inc. * +                                       988     46
    NYMAGIC, Inc.                                                    400     14
    Odyssey Re Holdings Corp. +                                      935     33
    Ohio Casualty Corp.                                            4,758    139
    Phoenix Companies (The), Inc. +                                8,360    135
    PMA Capital Corp., Class A *                                   2,424     21
    Presidential Life Corp. +                                      1,579     35
    ProAssurance Corp. *                                           2,422    124
    RLI Corp. +                                                    1,738     96
    Safety Insurance Group, Inc.                                   1,055     55
    SCPIE Holdings, Inc. *                                           800     21
    SeaBright Insurance Holdings, Inc. * +                         1,355     22
    Selective Insurance Group, Inc.                                2,210    123
    State Auto Financial Corp.                                     1,057     35
    Stewart Information Services Corp. +                           1,357     53
    Tower Group, Inc. +                                            1,100     36
    Triad Guaranty, Inc. * +                                         913     49
    United Fire & Casualty Co.                                     1,552     55
    Universal American Financial Corp. *                           2,875     54
    USI Holdings Corp. * +                                         3,446     54
    Zenith National Insurance Corp.                                2,491    115
                                                                         ------
                                                                          2,605
                                                                         ------
 Internet - 3.5%
    1-800-FLOWERS.COM, Inc., Class A * +                           1,826     10
    24/7 Real Media, Inc. * +                                      3,600     31

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 63 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO (continued)

                                                              NUMBER   VALUE
                                                             OF SHARES (000S)
                                                             --------- ------
  COMMON STOCKS - 98.3% - CONTINUED
  Internet - 3.5% - (continued)
     Access Integrated Technologies, Inc., Class A * +           1,000 $    9
     Agile Software Corp. * +                                    4,257     29
     aQuantive, Inc. * +                                         5,628    135
     Ariba, Inc. *                                               5,568     42
     Art Technology Group, Inc. * +                              7,100     17
     At Road, Inc. *                                             4,640     30
     Audible, Inc. * +                                           1,800     14
     Avocent Corp. * +                                           3,830    133
     Blue Coat Systems, Inc. * +                                 1,100     28
     Blue Nile, Inc. * +                                           958     32
     Chordiant Software, Inc. *                                  4,800     15
     CMGI, Inc. * +                                             32,662     45
     CNET Networks, Inc. *                                      11,246    102
     Cogent Communications Group, Inc. * +                       1,500     24
     Covad Communications Group, Inc. *                         19,400     23
     CyberSource Corp. * +                                       2,300     24
     DealerTrack Holdings, Inc. * +                                900     25
     Digital Insight Corp. * +                                   2,530     97
     Digital River, Inc. * +                                     2,872    169
     Digitas, Inc. * +                                           6,679     72
     Drugstore.com, Inc. * +                                     4,607     16
     Earthlink, Inc. *                                           9,906     64
     eCollege.com, Inc. * +                                      1,375     24
     Equinix, Inc. * +                                           2,200    168
     eResearch Technology, Inc. * +                              3,700     24
     FTD Group, Inc. * +                                           920     16
     GSI Commerce, Inc. *                                        2,897     47
     Harris Interactive, Inc. *                                  4,077     20
     i2 Technologies, Inc. * +                                   1,000     19
     Infospace, Inc. * +                                         2,298     45
     Internap Network Services Corp. * +                         2,330     45
     Internet Capital Group, Inc. *                              2,900     30
     Interwoven, Inc. * +                                        3,215     46
     iPass, Inc. * +                                             4,800     27
     j2 Global Communications, Inc. * +                          3,666    102
     Jupitermedia Corp. * +                                      1,700     11
     Knot (The), Inc. * +                                        1,300     36
     Lionbridge Technologies *                                   4,405     25
     Liquidity Services, Inc. *                                    600     11
     LoopNet, Inc. * +                                             100      1
     Move, Inc. * +                                              7,356     41
     NetBank, Inc. +                                             3,413     16
     NetFlix, Inc. * +                                           3,300     97
     Netratings, Inc. *                                          1,002     18
     NIC, Inc. *                                                 2,434     12
     Online Resources Corp. * +                                  1,700     18
     Openwave Systems, Inc. * +                                  7,065     59
     Opsware, Inc. * +                                           6,144     54
     Overstock.com, Inc. * +                                       864     12
     Perficient, Inc. * +                                        1,400     24
     Priceline.com, Inc. * +                                     1,902     75
     ProQuest Co. * +                                            1,857     26
     RealNetworks, Inc. * +                                      8,000     92
     Redback Networks, Inc. * +                                  4,672     69
     RightNow Technologies, Inc. * +                             1,100     18
     S1 Corp. *                                                  4,708     25
     Safeguard Scientifics, Inc. * +                             7,200     18
     Sapient Corp. * +                                           6,048     33
     Secure Computing Corp. *                                    3,302     21
     Sohu.com, Inc. * +                                          1,927     47
     SonicWALL, Inc. * +                                         4,810     48
     Stamps.com, Inc. * +                                        1,399     22
     Stellent, Inc.                                              2,227     30
     Terremark Worldwide, Inc. * +                               2,400     14
     TheStreet.com, Inc. +                                       1,400     14
     TIBCO Software, Inc. *                                     15,700    146
     Travelzoo, Inc. * +                                           302      9
     TriZetto Group, Inc. * +                                    3,201     55
     United Online, Inc. +                                       4,750     64
     ValueClick, Inc. * +                                        7,144    178
     Vasco Data Security International, Inc. *                   2,000     24
     Vignette Corp. * +                                          2,200     37
     WebEx Communications, Inc. *                                3,155    113
     webMethods, Inc. *                                          4,076     29
     Websense, Inc. * +                                          3,586     92
     WebSideStory, Inc. * +                                      1,300     15
                                                                       ------
                                                                        3,548
                                                                       ------
  Investment Companies - 0.4%
     Apollo Investment Corp. +                                   6,100    137
     Ares Captial Corp. +                                        3,723     70
     Capital Southwest Corp.                                       151     20
     Gladstone Capital Corp. +                                     823     20
     Gladstone Investment Corp. +                                1,000     15
     Harris & Harris Group, Inc. * +                             1,500     22

See Notes to the Financial Statements.


EQUITY PORTFOLIOS 64 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                                NUMBER   VALUE
                                                               OF SHARES (000S)
                                                               --------- ------
 COMMON STOCKS - 98.3% - CONTINUED
 Investment Companies - 0.4% - (continued)
    MCG Capital Corp. +                                            4,290 $   84
    Medallion Financial Corp.                                      1,100     13
    MVC Capital, Inc. +                                            1,300     18
    NGP Capital Resources Co. +                                    1,300     21
    Technology Investment Capital Corp.                            1,400     22
                                                                         ------
                                                                            442
                                                                         ------
 Iron/Steel - 0.8%
    AK Steel Holding Corp. * +                                     8,172    135
    Chaparral Steel Co.                                            3,436    160
    Cleveland-Cliffs, Inc. +                                       3,000    144
    Gibraltar Industries, Inc. +                                   1,840     40
    Olympic Steel, Inc. +                                            600     15
    Oregon Steel Mills, Inc. *                                     2,696    170
    Ryerson, Inc. +                                                1,944     43
    Schnitzer Steel Industries, Inc., Class A                      1,706     70
    Shiloh Industries, Inc. *                                        400      7
    Steel Technologies, Inc.                                         900     15
    Wheeling-Pittsburgh Corp. * +                                    800     14
                                                                         ------
                                                                            813
                                                                         ------
 Leisure Time - 0.6%
    Ambassadors Group, Inc.                                        1,488     42
    Ambassadors International, Inc.                                  500     20
    Arctic Cat, Inc.                                                 940     16
    Bally Total Fitness Holding Corp. * +                          2,300      6
    Callaway Golf Co. +                                            5,655     84
    K2, Inc. * +                                                   3,471     47
    Life Time Fitness, Inc. *                                      2,300    113
    Marine Products Corp. +                                          962     11
    Multimedia Games, Inc. * +                                     2,346     22
    Nautilus, Inc. +                                               2,470     38
    Polaris Industries, Inc. +                                     3,000    135
    Town Sports International Holdings, Inc. * +                     623     10
    WMS Industries, Inc. *                                         2,018     70
                                                                         ------
                                                                            614
                                                                         ------
 Lodging - 0.5%
    Ameristar Casinos, Inc. +                                      1,872     57
    Aztar Corp. * +                                                2,733    147
    Gaylord Entertainment Co. *                                    2,979    146
    Lodgian, Inc. * +                                              1,520     22
    Marcus Corp.                                                   1,577     40
    Monarch Casino & Resort, Inc. * +                                800     19
    Morgans Hotel Group Co. * +                                    1,400     20
    MTR Gaming Group, Inc. * +                                     1,589     18
    Riviera Holdings Corp. *                                         800     18
    Trump Entertainment Resorts, Inc. * +                          2,300     49
                                                                         ------
                                                                            536
                                                                         ------
 Machinery - Construction & Mining - 0.1%
    Astec Industries, Inc. *                                       1,250     43
    Bucyrus International, Inc., Class A +                         2,378    101
                                                                         ------
                                                                            144
                                                                         ------
 Machinery - Diversified - 1.2%
    Albany International Corp., Class A +                          1,949     61
    Applied Industrial Technologies, Inc.                          3,307     94
    Briggs & Stratton Corp. +                                      3,800    103
    Cascade Corp.                                                    962     50
    Chart Industries, Inc. *                                         900     13
    Cognex Corp. +                                                 3,426     84
    Columbus McKinnon Corp. of New York * +                        1,400     33
    DXP Enterprises, Inc. * +                                        100      3
    Flow International Corp. *                                     2,800     31
    Gehl Co. *                                                       778     21
    Gerber Scientific, Inc. *                                      1,700     24
    Gorman-Rupp (The) Co.                                            600     23
    Intermec, Inc. * +                                             3,714     94
    Intevac, Inc. * +                                              1,500     41
    iRobot Corp. * +                                                 900     17
    Kadant, Inc. *                                                   985     23
    Lindsay Manufacturing Co. +                                      827     29
    Middleby Corp. *                                                 483     49
    NACCO Industries, Inc., Class A                                  438     65
    Nordson Corp.                                                  2,194    106
    Presstek, Inc. * +                                             2,224     13
    Robbins & Myers, Inc.                                          1,009     43
    Sauer-Danfoss, Inc. +                                            817     25
    Tecumseh Products Co., Class A * +                             1,262     20
    Tennant Co. +                                                  1,072     31
    TurboChef Technologies, Inc. * +                               1,000     15
    Wabtec Corp. +                                                 3,690    121
                                                                         ------
                                                                          1,232
                                                                         ------
 Media - 1.4%
    Acacia Research - Acacia Technologies * +                      2,000     28
    American Satellite Network *                                     350     --
    Belo Corp., Class A                                            6,700    122
    Charter Communications, Inc., Class A * +                     28,899     85

See Notes to the Financial Statements.


                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 65 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO (continued)

                                                              NUMBER   VALUE
                                                             OF SHARES (000S)
                                                             --------- ------
  COMMON STOCKS - 98.3% - CONTINUED
  Media - 1.4% - (continued)
     Citadel Broadcasting Corp. +                                2,800 $   27
     CKX, Inc. *                                                 3,800     46
     Courier Corp. +                                               771     30
     Cox Radio, Inc., Class A *                                  3,400     54
     Crown Media Holdings, Inc., Class A * +                       900      3
     Cumulus Media, Inc., Class A *                              2,507     25
     Emmis Communications Corp., Class A                         2,416     20
     Entercom Communications Corp. +                             2,400     65
     Entravision Communications Corp., Class A * +               5,100     37
     Fisher Communications, Inc. *                                 575     26
     GateHouse Media, Inc.                                         130      3
     Gemstar-TV Guide International, Inc. * +                   16,100     50
     Gray Television, Inc. +                                     3,173     20
     Journal Communications, Inc., Class A +                     3,300     39
     Journal Register Co. +                                      2,972     23
     Lee Enterprises, Inc. +                                     3,400     98
     Lin TV Corp., Class A * +                                   1,982     18
     Lodgenet Entertainment Corp. * +                            1,274     30
     Martha Stewart Living Omnimedia, Inc., Class A +            1,941     40
     Media General, Inc., Class A +                              1,700     63
     Mediacom Communications Corp., Class A * +                  4,285     35
     Outdoor Channel Holdings, Inc. * +                          1,000     13
     Playboy Enterprises, Inc., Class B * +                      1,795     21
     Primedia, Inc. * +                                         12,641     20
     Private Media Group Ltd. * +                                1,300      5
     Radio One, Inc., Class D * +                                5,708     37
     Readers Digest Association (The), Inc. +                    7,117    119
     Salem Communications Corp., Class A                           807     10
     Scholastic Corp. * +                                        2,536     84
     Sinclair Broadcast Group, Inc., Class A +                   3,399     34
     Spanish Broadcasting System, Inc., Class A * +              2,695     11
     Sun-Times Media Group, Inc., Class A +                      4,830     24
     Value Line, Inc.                                              100      6
     Westwood One, Inc.                                          5,200     34
     World Wrestling Entertainment, Inc. +                       1,511     24
                                                                       ------
                                                                        1,429
                                                                       ------
  Metal Fabrication/Hardware - 0.8%
     Ampco-Pittsburgh Corp.                                        500     17
     Castle (A.M.) & Co.                                           800     21
     CIRCOR International, Inc. +                                1,108     41
     Dynamic Materials Corp.                                       900     26
     Foster (L.B.) Co., Class A * +                                800     18
     Kaydon Corp. +                                              2,196     88
     Ladish Co., Inc. * +                                        1,000     34
     Lawson Products, Inc.                                         320     16
     Mueller Industries, Inc.                                    2,737     93
     Mueller Water Products, Inc., Class A +                     1,900     30
     NN, Inc.                                                    1,313     15
     NS Group, Inc. *                                            1,708    113
     Quanex Corp.                                                2,775    103
     RBC Bearings, Inc. * +                                      1,500     44
     Valmont Industries, Inc. +                                  1,330     79
     Worthington Industries, Inc. +                              5,369     99
                                                                       ------
                                                                          837
                                                                       ------
  Mining - 0.7%
     Amcol International Corp. +                                 1,591     44
     Brush Engineered Materials, Inc. * +                        1,473     52
     Century Aluminum Co. * +                                    1,769     75
     Coeur D'alene Mines Corp. * +                              18,844    103
     Compass Minerals International, Inc. +                      2,409     80
     Hecla Mining Co. * +                                        8,938     62
     Royal Gold, Inc. +                                          1,452     46
     RTI International Metals, Inc. * +                          1,729    131
     Stillwater Mining Co. *                                     3,146     44
     USEC, Inc. *                                                6,543     82
                                                                       ------
                                                                          719
                                                                       ------
  Miscellaneous Manufacturing - 1.8%
     Actuant Corp., Class A +                                    1,989    108
     Acuity Brands, Inc. +                                       3,352    177
     American Railcar Industries, Inc. +                           600     19
     Ameron International Corp. +                                  635     48
     Aptargroup, Inc. +                                          2,700    165
     Barnes Group, Inc.                                          2,946     62
     Blount International, Inc. * +                              2,800     33
     Ceradyne, Inc. *                                            1,951    103
     Clarcor, Inc. +                                             3,884    128
     EnPro Industries, Inc. * +                                  1,578     55
     ESCO Technologies, Inc. * +                                 1,864     83
     Federal Signal Corp.                                        3,482     56
     Flanders Corp. * +                                          1,000     10
     Freightcar America, Inc. +                                    900     50
     GenTek, Inc. * +                                              800     26
     Griffon Corp. * +                                           2,268     54

See Notes to the Financial Statements.


EQUITY PORTFOLIOS 66 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                                NUMBER   VALUE
                                                               OF SHARES (000S)
                                                               --------- ------
 COMMON STOCKS - 98.3% - CONTINUED
 Miscellaneous Manufacturing - 1.8% - (continued)
    Hexcel Corp. * +                                               6,975 $  125
    Jacuzzi Brands, Inc. * +                                       5,287     66
    Koppers Holdings, Inc. +                                         800     18
    Lancaster Colony Corp.                                         1,851     79
    Matthews International Corp., Class A                          2,338     94
    Myers Industries, Inc. +                                       1,971     32
    PW Eagle, Inc. +                                                 800     27
    Raven Industries, Inc. +                                       1,108     31
    Reddy Ice Holdings, Inc. +                                     1,300     32
    Smith & Wesson Holding Corp. * +                               2,200     29
    Smith (A.O.) Corp. +                                           1,477     53
    Standex International Corp.                                      919     27
    Tredegar Corp. +                                               2,510     50
                                                                         ------
                                                                          1,840
                                                                         ------
 Office Furnishings - 0.3%
    CompX International, Inc. +                                      100      2
    Herman Miller, Inc. +                                          5,000    175
    Interface, Inc., Class A * +                                   3,618     54
    Knoll, Inc. +                                                  2,290     48
                                                                         ------
                                                                            279
                                                                         ------
 Office/Business Equipment - 0.2%
    Global Imaging Systems, Inc. * +                               3,800     81
    IKON Office Solutions, Inc. +                                  8,100    131
                                                                         ------
                                                                            212
                                                                         ------
 Oil & Gas - 2.9%
    Alon USA Energy, Inc.                                            900     28
    Arena Resources, Inc. * +                                        900     39
    Atlas America, Inc. *                                          1,296     63
    ATP Oil & Gas Corp. * +                                        1,449     66
    Atwood Oceanics, Inc. * +                                      1,994     99
    Aurora Oil & Gas Corp. * +                                     4,100     14
    Berry Petroleum Co., Class A +                                 2,524     83
    Bill Barrett Corp. *                                           2,070     65
    Bois d'Arc Energy, Inc. *                                      1,300     20
    Brigham Exploration Co. * +                                    3,400     29
    Bronco Drilling Co., Inc. * +                                  1,000     19
    Callon Petroleum Co. * +                                       1,500     24
    Carrizo Oil & Gas, Inc. * +                                    1,717     57
    Clayton Williams Energy, Inc. *                                  452     18
    Comstock Resources, Inc. * +                                   3,219     98
    Crosstex Energy, Inc. +                                          787     76
    Delek US Holdings, Inc. +                                        800     14
    Delta Petroleum Corp. * +                                      3,921    118
    Edge Petroleum Corp. * +                                       1,325     26
    Encore Acquisition Co. * +                                     3,922    107
    Energy Partners Ltd. *                                         2,870     70
    EXCO Resources, Inc. *                                         3,900     57
    Exploration Co. of Delaware (The), Inc. *                      2,200     30
    Gasco Energy, Inc. * +                                         4,700     13
    GeoGlobal Resources, Inc. * +                                  2,300     19
    GeoMet, Inc. * +                                                 846      9
    Giant Industries, Inc. * +                                     1,065     82
    GMX Resources, Inc. * +                                          600     26
    Goodrich Petroleum Corp. * +                                     900     40
    Grey Wolf, Inc. * +                                           14,525    103
    Gulfport Energy Corp. * +                                      1,000     12
    Harvest Natural Resources, Inc. * +                            2,787     29
    Houston Exploration Co. * +                                    2,213    124
    Mariner Energy, Inc. *                                         5,508    115
    McMoRan Exploration Co. *                                      1,807     28
    Meridian Resource Corp. * +                                    5,791     21
    Parallel Petroleum Corp. * +                                   2,808     55
    Parker Drilling Co. * +                                        8,089     78
    Penn Virginia Corp. +                                          1,350    102
    Petrohawk Energy Corp. * +                                    10,680    138
    Petroleum Development Corp. *                                  1,059     45
    Petroquest Energy, Inc. * +                                    3,000     38
    Pioneer Drilling Co. * +                                       3,000     43
    Quest Resource Corp. *                                         1,400     16
    RAM Energy Resources, Inc. * +                                   900      5
    Rosetta Resources, Inc. *                                      3,798     71
    Stone Energy Corp. * +                                         2,039     80
    Sulphco, Inc. * +                                              2,500     13
    Swift Energy Co. * +                                           2,211    113
    Toreador Resources Corp. * +                                     931     23
    Transmeridian Exploration, Inc. * +                            4,400     15
    Vaalco Energy, Inc. *                                          4,300     36
    Venoco, Inc. * +                                                 285      5
    Warren Resources, Inc. * +                                     4,061     54
    Western Refining, Inc. +                                       1,800     51
    Whiting Petroleum Corp. *                                      2,779    133
                                                                         ------
                                                                          2,955
                                                                         ------
 Oil & Gas Services - 1.7%
    Allis-Chalmers Energy, Inc. * +                                1,400     29

See Notes to the Financial Statements.


                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 67 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO (continued)

                                                              NUMBER   VALUE
                                                             OF SHARES (000S)
                                                             --------- ------
COMMON STOCKS - 98.3% - CONTINUED
Oil & Gas Services - 1.7% - (continued)
   Basic Energy Services, Inc. * +                                 900 $   23
   CARBO Ceramics, Inc. +                                        1,511     59
   Complete Production Services, Inc. * +                        1,900     42
   Dawson Geophysical Co. * +                                      600     22
   Dril-Quip, Inc. * +                                           1,562     66
   Gulf Island Fabrication, Inc. +                                 896     34
   Hanover Compressor Co. * +                                    7,605    150
   Hercules Offshore, Inc. * +                                   1,449     49
   Hornbeck Offshore Services, Inc. * +                          1,883     71
   Hydril * +                                                    1,387    105
   Input/Output, Inc. * +                                        5,262     57
   Lone Star Technologies, Inc. * +                              2,344    123
   Lufkin Industries, Inc. +                                     1,048     61
   Markwest Hydrocarbon, Inc.                                      491     21
   Matrix Service Co. * +                                        1,700     27
   Metretek Technologies, Inc. *                                 1,100     16
   NATCO Group, Inc., Class A * +                                1,100     38
   Newpark Resources, Inc. * +                                   6,696     41
   Oil States International, Inc. * +                            3,722    130
   RPC, Inc. +                                                   1,570     35
   Superior Well Services, Inc. * +                                852     20
   T-3 Energy Services, Inc. *                                     100      2
   Trico Marine Services, Inc. * +                                 900     33
   Union Drilling, Inc. * +                                        980     14
   Universal Compression Holdings, Inc. * +                      2,241    141
   Veritas DGC, Inc. * +                                         2,671    209
   W-H Energy Services, Inc. *                                   1,972     94
   Warrior Energy Service Corp. *                                  600     17
                                                                       ------
                                                                        1,729
                                                                       ------
Packaging & Containers - 0.3%
   AEP Industries, Inc. *                                          500     26
   Chesapeake Corp.                                              1,502     25
   Graphic Packaging Corp. * +                                   5,200     22
   Greif, Inc., Class A                                          1,283    127
   Silgan Holdings, Inc.                                         1,748     75
                                                                       ------
                                                                          275
                                                                       ------
Pharmaceuticals - 3.3%
   Acadia Pharmaceuticals, Inc. * +                              1,800     17
   Adams Respiratory Therapeutics, Inc. *                        2,300     91
   Adolor Corp. * +                                              3,388     27
   Akorn, Inc. * +                                               2,500     13
   Alkermes, Inc. * +                                            7,143    108
   Alnylam Pharmaceuticals, Inc. * +                             2,400     51
   Alpharma, Inc., Class A                                       3,157     69
   Altus Pharmaceuticals, Inc. * +                                 500      9
   Array Biopharma, Inc. *                                       2,900     38
   Atherogenics, Inc. * +                                        3,130     39
   Auxilium Pharmaceuticals, Inc. * +                            1,900     32
   AVANIR Pharmaceuticals, Class A * +                           2,500      7
   AVI BioPharma, Inc. * +                                       3,000     11
   Bentley Pharmaceuticals, Inc. * +                             1,479     14
   Bioenvision, Inc. * +                                         2,800     14
   BioMarin Pharmaceuticals, Inc. * +                            6,306    108
   Bradley Pharmaceuticals, Inc. * +                             1,100     23
   Cadence Pharmaceuticals, Inc. * +                               344      5
   Caraco Pharmaceutical Laboratories Ltd. * +                     797     10
   Combinatorx, Inc. *                                           1,800     16
   Connetics Corp. *                                             2,504     43
   Conor Medsystems, Inc. * +                                    2,222     72
   Cubist Pharmaceuticals, Inc. * +                              4,067     83
   CV Therapeutics, Inc. * +                                     4,107     49
   Cypress Bioscience, Inc. *                                    2,400     21
   Dendreon Corp. * +                                            5,523     24
   Depomed, Inc. * +                                             2,200      7
   Durect Corp. * +                                              3,466     16
   Emisphere Technologies, Inc. * +                              1,800     10
   Genta, Inc. * +                                               8,300      7
   HealthExtras, Inc. * +                                        1,955     42
   Hi-Tech Pharmacal Co., Inc. *                                   650      9
   I-Flow Corp. * +                                              1,769     25
   Idenix Pharmaceuticals, Inc. * +                              1,800     17
   Indevus Pharmaceuticals, Inc. * +                             4,100     31
   Isis Pharmaceuticals, Inc. * +                                5,486     56
   KV Pharmaceutical Co., Class A * +                            2,919     71
   Mannatech, Inc. +                                             1,300     19
   MannKind Corp. * +                                            1,700     28
   Medarex, Inc. * +                                             9,103    123
   Medicines Co. *                                               3,776    108
   Medicis Pharmaceutical Corp., Class A +                       4,100    151
   MGI Pharma, Inc. * +                                          5,829    111
   Nabi Biopharmaceuticals * +                                   4,412     31
   Nastech Pharmaceutical Co., Inc. * +                          1,700     32
   NBTY, Inc. *                                                  4,100    149
   Neurocrine Biosciences, Inc. * +                              2,802     26

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 68 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                              NUMBER   VALUE
                                                             OF SHARES (000S)
                                                             --------- ------
COMMON STOCKS - 98.3% - CONTINUED
Pharmaceuticals - 3.3% - (continued)
   New River Pharmaceuticals, Inc. * +                           1,100 $   54
   Noven Pharmaceuticals, Inc. * +                               1,762     42
   NPS Pharmaceuticals, Inc. * +                                 3,187     16
   Nuvelo, Inc. * +                                              3,819     73
   Onyx Pharmaceuticals, Inc. * +                                3,256     57
   OSI Pharmaceuticals, Inc. * +                                 4,200    154
   Osiris Therapeutics, Inc. * +                                   300      6
   Pain Therapeutics, Inc. * +                                   2,701     23
   Par Pharmaceutical Cos., Inc. * +                             2,700     53
   Penwest Pharmaceuticals Co. * +                               1,737     30
   Perrigo Co.                                                   5,731     96
   PetMed Express, Inc. * +                                      1,500     19
   Pharmion Corp. * +                                            1,800     45
   Pozen, Inc. * +                                               1,842     30
   Progenics Pharmaceuticals, Inc. *                             1,599     44
   Renovis, Inc. * +                                             1,700      5
   Rigel Pharmaceuticals, Inc. * +                               1,830     20
   Salix Pharmaceuticals Ltd. * +                                3,387     48
   Santarus, Inc. * +                                            3,400     25
   Sciele Pharma, Inc. * +                                       2,207     50
   Somaxon Pharmaceuticals, Inc. * +                               400      5
   Tanox, Inc. * +                                               1,816     36
   Trimeris, Inc. *                                              1,340     15
   United Therapeutics Corp. * +                                 1,764    103
   USANA Health Sciences, Inc. * +                                 772     37
   Valeant Pharmaceuticals International                         6,900    116
   Viropharma, Inc. *                                            5,100     79
   Xenoport, Inc. *                                              1,500     40
   Zymogenetics, Inc. * +                                        2,813     44
                                                                       ------
                                                                        3,428
                                                                       ------
Real Estate - 0.3%
   Affordable Residential Communities * +                        2,500     28
   Avatar Holdings, Inc. * +                                       489     35
   Californina Coastal Communities, Inc. *                         833     17
   Consolidated-Tomoka Land Co. of Florida +                       404     29
   Housevalues, Inc. * +                                         1,000      6
   Resource Capital Corp. +                                        300      5
   Tarragon Corp. +                                                987     12
   Trammell Crow Co. *                                           2,763    136
                                                                       ------
                                                                          268
                                                                       ------
Real Estate Investment Trusts - 7.3%
   Acadia Realty Trust                                           2,407     63
   Agree Realty Corp. +                                            785     27
   Alexander's, Inc. * +                                           133     54
   Alexandria Real Estate Equities, Inc.                         2,253    232
   American Campus Communities, Inc. +                           1,722     51
   American Financial Realty Trust                               9,600    113
   American Home Mortgage Investment Corp. +                     3,309    117
   Anthracite Capital, Inc. +                                    4,260     54
   Anworth Mortgage Asset Corp.                                  3,470     33
   Arbor Realty Trust, Inc. +                                      900     25
   Ashford Hospitality Trust, Inc. +                             4,400     58
   BioMed Realty Trust, Inc. +                                   4,825    146
   Capital Lease Funding, Inc.                                   2,400     29
   Capital Trust, Inc. of New York, Class A +                      800     36
   Cedar Shopping Centers, Inc. +                                2,500     46
   CentraCore Properties Trust                                     872     28
   Corporate Office Properties Trust +                           2,499    124
   Cousins Properties, Inc. +                                    2,800    102
   Crescent Real Estate Equities Co. +                           5,800    125
   Crystal River Capital, Inc.                                     500     11
   Deerfield Triarc Capital Corp. +                              3,800     59
   DiamondRock Hospitality Co. +                                 5,200     92
   Digital Realty Trust, Inc. +                                  1,849     67
   EastGroup Properties, Inc.                                    1,740     97
   Education Realty Trust, Inc.                                  1,990     31
   Entertainment Properties Trust +                              1,960    119
   Equity Inns, Inc. +                                           3,956     64
   Equity Lifestyle Properties, Inc. +                           1,459     76
   Equity One, Inc. +                                            2,878     78
   Extra Space Storage, Inc.                                     4,271     79
   FelCor Lodging Trust, Inc.                                    4,574    101
   Fieldstone Investment Corp. +                                 3,600     20
   First Industrial Realty Trust, Inc. +                         3,292    165
   First Potomac Realty Trust +                                  1,800     55
   Franklin Street Properties Corp. +                            4,322     90
   Getty Realty Corp. +                                          1,376     43
   Glimcher Realty Trust +                                       2,778     75
   GMH Communities Trust +                                       2,900     36
   Gramercy Capital Corp. of New York                            1,400     39
   Healthcare Realty Trust, Inc. +                               3,600    146
   Hersha Hospitality Trust +                                    2,400     28
   Highland Hospitality Corp. +                                  4,400     62
   Highwoods Properties, Inc. +                                  3,930    160

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 69 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO (continued)

                                                                NUMBER   VALUE
                                                               OF SHARES (000S)
                                                               --------- ------

COMMON STOCKS - 98.3% - CONTINUED
Real Estate Investment Trusts - 7.3% - (continued)
   Home Properties, Inc. +                                         2,655 $  164
   HomeBanc Corp. of Georgia +                                     3,700     16
   IMPAC Mortgage Holdings, Inc.                                   5,715     56
   Inland Real Estate Corp. +                                      5,100     99
   Innkeepers USA Trust                                            3,278     52
   Investors Real Estate Trust +                                   3,436     35
   JER Investors Trust, Inc.                                       1,899     38
   Kite Realty Group Trust                                         2,200     42
   KKR Financial Corp. +                                           6,000    161
   LaSalle Hotel Properties                                        2,914    128
   Lexington Corporate Properties Trust +                          3,873     86
   Longview Fibre Co.                                              4,888    102
   LTC Properties, Inc.                                            1,729     48
   Luminent Mortgage Capital, Inc. +                               3,272     34
   Maguire Properties, Inc. +                                      2,800    120
   Medical Properties Trust, Inc. +                                2,992     44
   MFA Mortgage Investments, Inc.                                  5,962     46
   Mid-America Apartment Communities, Inc. +                       1,795    108
   Mills (The) Corp. +                                             4,200     88
   MortgageIT Holdings, Inc. +                                     2,200     32
   National Health Investors, Inc.                                 1,734     58
   National Retail Properties, Inc.                                4,335    103
   Nationwide Health Properties, Inc. +                            6,015    178
   Newcastle Investment Corp. +                                    3,233     97
   Newkirk Realty Trust, Inc. +                                    1,455     26
   NorthStar Realty Finance Corp. +                                3,236     51
   Novastar Financial, Inc. +                                      2,416     74
   OMEGA Healthcare Investors, Inc.                                4,263     76
   Parkway Properties, Inc. of Maryland +                          1,056     55
   Pennsylvania Real Estate Investment Trust                       2,786    110
   Post Properties, Inc.                                           3,222    154
   Potlatch Corp. +                                                2,879    120
   PS Business Parks, Inc. +                                       1,101     78
   RAIT Investment Trust +                                         2,227     74
   Ramco-Gershenson Properties +                                   1,260     47
   Realty Income Corp. +                                           7,247    199
   Redwood Trust, Inc. +                                           1,437     82
   Republic Property Trust                                         1,900     22
   Saul Centers, Inc.                                                807     45
   Saxon Capital, Inc. +                                           3,700     52
   Senior Housing Properties Trust +                               4,736    104
   Sovran Self Storage, Inc.                                       1,340     78
   Spirit Finance Corp. +                                          7,220     88
   Strategic Hotels & Resorts, Inc. +                              5,487    119
   Sun Communities, Inc.                                           1,396     47
   Sunstone Hotel Investors, Inc.                                  4,264    119
   Tanger Factory Outlet Centers, Inc. +                           2,322     92
   Trustreet Properties, Inc.                                      5,045     85
   U-Store-It Trust +                                              3,410     75
   Universal Health Realty Income Trust                              864     34
   Urstadt Biddle Properties, Inc., Class A +                      1,517     29
   Washington Real Estate Investment Trust +                       3,337    143
   Windrose Medical Properties Trust                               1,100     21
   Winston Hotels, Inc. +                                          2,236     30
   Winthrop Realty Trust +                                         2,000     13
                                                                         ------
                                                                          7,533
                                                                         ------
Retail - 6.4%
   99 Cents Only Stores *                                          3,600     40
   AC Moore Arts & Crafts, Inc. * +                                1,103     23
   Aeropostale, Inc. * +                                           4,061    123
   AFC Enterprises *                                               1,900     32
   America's Car-Mart, Inc. * +                                      780      9
   Applebee's International, Inc.                                  5,600    127
   Asbury Automotive Group, Inc.                                     912     21
   Bebe Stores, Inc. +                                             1,800     36
   Big 5 Sporting Goods Corp. +                                    1,591     39
   Big Lots, Inc. * +                                              8,400    187
   BJ's Restaurants, Inc. * +                                      1,006     21
   Blockbuster, Inc., Class A * +                                 13,700     72
   Bob Evans Farms, Inc. +                                         2,704     92
   Bon-Ton Stores (The), Inc. +                                      500     19
   Books-A-Million, Inc. +                                         1,000     21
   Borders Group, Inc. +                                           4,800    110
   Brown Shoe Co., Inc.                                            2,063     98
   Buckle (The), Inc. +                                              805     38
   Buffalo Wild Wings, Inc. *                                        571     30
   Build-A-Bear Workshop, Inc. * +                                 1,100     34
   Cabela's, Inc., Class A * +                                     2,400     58
   Cache, Inc. * +                                                   962     24
   California Pizza Kitchen, Inc. * +                              1,494     47
   Casey's General Stores, Inc. +                                  3,787     94
   Cash America International, Inc. +                              2,191     97
   Casual Male Retail Group, Inc. * +                              2,273     32
   Cato (The) Corp., Class A +                                     2,306     55

See Notes in the Financial Statements.

EQUITY PORTFOLIOS 70 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                              NUMBER   VALUE
                                                             OF SHARES (000S)
                                                             --------- ------
COMMON STOCKS - 98.3% - CONTINUED
Retail - 6.4% - (continued)
   CBRL Group, Inc. +                                            2,300   $ 99
   CEC Entertainment, Inc. * +                                   2,430     97
   Charlotte Russe Holding, Inc. * +                             1,310     39
   Charming Shoppes, Inc. *                                      9,123    123
   Children's Place Retail Stores (The), Inc. * +                1,707    110
   Chipotle Mexican Grill, Inc. *                                1,793     97
   Christopher & Banks Corp. +                                   2,760     52
   Citi Trends, Inc. * +                                           500     22
   CKE Restaurants, Inc. +                                       5,144     95
   Conn's, Inc. * +                                                600     13
   Cosi, Inc. * +                                                1,900      9
   Cost Plus, Inc. of California *                               1,786     19
   CSK Auto Corp. * +                                            3,312     55
   DEB Shops, Inc.                                                 378     10
   dELiA*s, Inc. *                                               1,703     16
   Denny's Corp. * +                                             7,100     33
   Domino's Pizza, Inc. +                                        2,861     79
   Dress Barn, Inc. * +                                          3,412     83
   DSW, Inc., Class A * +                                        1,236     47
   Ezcorp, Inc., Class A * +                                       900     42
   Finish Line (The), Inc., Class A                              3,186     44
   First Cash Financial Services, Inc. * +                       2,000     41
   Fred's, Inc.                                                  2,988     35
   Genesco, Inc. * +                                             1,788     68
   Group 1 Automotive, Inc. +                                    1,887     96
   Guitar Center, Inc. * +                                       2,178     96
   Haverty Furniture Cos., Inc. +                                1,740     24
   Hibbett Sporting Goods, Inc. *                                2,410     76
   HOT Topic, Inc. * +                                           3,245     43
   IHOP Corp.                                                    1,367     72
   Insight Enterprises, Inc. * +                                 3,632     73
   J. Crew Group, Inc. *                                         1,700     67
   Jack in the Box, Inc. *                                       2,689    165
   Jo-Ann Stores, Inc. *                                         1,823     36
   Jos. A. Bank Clothiers, Inc. *                                1,383     41
   Kenneth Cole Productions, Inc., Class A                         771     18
   Krispy Kreme Doughnuts, Inc. * +                              4,100     40
   Landry's Restaurants, Inc. +                                  1,120     32
   Lithia Motors, Inc., Class A                                  1,109     29
   Lone Star Steakhouse & Saloon, Inc.                           1,272     35
   Longs Drug Stores Corp. +                                     2,363     97
   Luby's, Inc. *                                                1,700     19
   MarineMax, Inc. * +                                           1,119     30
   McCormick & Schmick's Seafood Restaurants, Inc. *               900     23
   Men's Wearhouse, Inc. +                                       3,600    138
   Morton's Restaurant Group, Inc. * +                             800     13
   Movado Group, Inc.                                            1,296     32
   New York & Co., Inc. *                                        1,700     22
   Nu Skin Enterprises, Inc., Class A +                          4,264     82
   O'Charleys, Inc. *                                            1,736     35
   P.F. Chang's China Bistro, Inc. * +                           1,909     69
   Pacific Sunwear of California, Inc. *                         5,500    108
   Pantry (The), Inc. *                                          1,709     84
   Papa John's International, Inc. * +                           1,848     57
   Payless Shoesource, Inc. *                                    4,867    152
   Pep Boys - Manny, Moe & Jack +                                3,933     53
   Pier 1 Imports, Inc.                                          6,500     43
   Pricesmart, Inc. *                                              600     10
   Rare Hospitality International, Inc. * +                      2,497     81
   Red Robin Gourmet Burgers, Inc. * +                           1,255     43
   Regis Corp. +                                                 3,429    131
   Restoration Hardware, Inc. * +                                2,242     19
   Retail Ventures, Inc. * +                                     1,500     29
   Ruby Tuesday, Inc. +                                          4,404    119
   Rush Enterprises, Inc., Class A * +                           1,700     31
   Ruth's Chris Steak House *                                    1,300     25
   School Specialty, Inc. * +                                    1,722     64
   Select Comfort Corp. * +                                      3,939     68
   Shoe Carnival, Inc. *                                           622     17
   Smart & Final, Inc. * +                                       1,046     19
   Sonic Automotive, Inc. +                                      2,266     65
   Sonic Corp. * +                                               5,210    122
   Stage Stores, Inc.                                            2,185     72
   Steak n Shake (The) Co. * +                                   2,020     35
   Stein Mart, Inc. +                                            1,945     30
   Susser Holdings Corp. *                                         124      2
   Syms Corp. * +                                                  500      9
   Systemax, Inc. * +                                              800     11
   Talbots, Inc.                                                 1,700     42
   Texas Roadhouse, Inc., Class A * +                            3,900     54
   Triarc Cos., Inc., Class B +                                  4,565     86
   Tuesday Morning Corp.                                         2,230     39
   Tween Brands, Inc. * +                                        2,499    105
   Under Armour, Inc., Class A * +                               1,487     70

See Notes in the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 71 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO (continued)

                                                              NUMBER   VALUE
                                                             OF SHARES (000S)
                                                             --------- ------
COMMON STOCKS - 98.3% - CONTINUED
Retail - 6.4% - (continued)
   West Marine, Inc. *                                           1,071 $   18
   Wet Seal (The), Inc., Class A *                               5,200     38
   World Fuel Services Corp. +                                   2,010     97
   Zale Corp. * +                                                3,470    107
   Zumiez, Inc. * +                                              1,000     31
                                                                       ------
                                                                        6,596
                                                                       ------
Savings & Loans - 1.8%
   Abington Community Bancorp, Inc. +                              500     10
   Anchor BanCorp Wisconsin, Inc.                                1,528     44
   BankAtlantic Bancorp, Inc., Class A +                         3,484     46
   BankFinancial Corp. +                                         1,800     31
   BankUnited Financial Corp., Class A +                         2,330     59
   Berkshire Hills Bancorp, Inc.                                   634     21
   BFC Financial Corp., Class A * +                              1,300      9
   Brookline Bancorp, Inc. +                                     4,787     65
   Charter Financial Corp. of Georgia +                            346     18
   Citizens First Bancorp, Inc.                                    600     18
   Clifton Savings Bancorp, Inc.                                 1,000     12
   Dime Community Bancshares                                     1,844     26
   Downey Financial Corp. +                                      1,500    109
   Fidelity Bankshares, Inc.                                     1,841     72
   First Financial Holdings, Inc. +                                857     32
   First Niagara Financial Group, Inc.                           8,315    119
   First Place Financial Corp. of Ohio                           1,289     31
   FirstFed Financial Corp. * +                                  1,275     83
   Flagstar Bancorp, Inc. +                                      2,973     45
   Flushing Financial Corp.                                      1,390     24
   Franklin Bank Corp. of Houston *                              1,800     35
   Harbor Florida Bancshares, Inc.                               1,553     68
   Home Federal Bancorp, Inc. of Delaware                          500      9
   Investors Bancorp, Inc. * +                                   3,900     60
   Kearny Financial Corp. +                                      1,579     26
   KNBT Bancorp, Inc. +                                          2,200     37
   MAF Bancorp, Inc. +                                           2,497    110
   NASB Financial, Inc. +                                          299     13
   NewAlliance Bancshares, Inc.                                  8,300    136
   Northwest Bancorp, Inc.                                       1,394     38
   OceanFirst Financial Corp.                                      634     14
   Partners Trust Financial Group, Inc. +                        3,323     38
   PennFed Financial Services, Inc.                                790     15
   PFF Bancorp, Inc.                                             1,877     62
   Provident Financial Services, Inc.                            5,127     93
   Provident New York Bancorp                                    3,153     48
   Rockville Financial, Inc. +                                     617     10
   Roma Financial Corp. * +                                        841     13
   TierOne Corp. +                                               1,346     42
   United Community Financial Corp. of Ohio +                    2,012     25
   Wauwatosa Holdings, Inc. * +                                    809     14
   Westfield Financial, Inc. +                                     433     14
   Willow Grove Bancorp, Inc.                                    1,000     15
   WSFS Financial Corp. +                                          321     21
                                                                       ------
                                                                        1,830
                                                                       ------
Semiconductors - 3.1%
   Actel Corp. * +                                               1,909     36
   Advanced Analogic Technologies, Inc. * +                      2,800     16
   AMIS Holdings, Inc. * +                                       3,300     36
   Amkor Technology, Inc. * +                                    7,600     78
   Anadigics, Inc. * +                                           3,600     35
   Applied Micro Circuits Corp. * +                             20,400     71
   Asyst Technologies, Inc. *                                    3,691     24
   ATMI, Inc. *                                                  2,647     86
   Axcelis Technologies, Inc. * +                                7,553     48
   Bookham, Inc. * +                                             3,600     15
   Brooks Automation, Inc. *                                     5,602     78
   Cabot Microelectronics Corp. * +                              1,781     56
   Cirrus Logic, Inc. *                                          6,508     45
   Cohu, Inc. +                                                  1,705     34
   Conexant Systems, Inc. * +                                   33,600     73
   Credence Systems Corp. * +                                    7,221     28
   Diodes, Inc. * +                                              1,493     62
   DSP Group, Inc. * +                                           2,283     49
   EMCORE Corp. *                                                3,000     18
   Emulex Corp. * +                                              6,200    129
   Entegris, Inc. * +                                           10,248    109
   Exar Corp. *                                                  2,520     34
   Formfactor, Inc. *                                            3,400    127
   Genesis Microchip, Inc. * +                                   2,700     27
   Hittite Microwave Corp. * +                                   1,000     39
   Ikanos Communications, Inc. *                                 1,500     14
   IXYS Corp. *                                                  2,027     19
   Kopin Corp. * +                                               4,589     17
   Kulicke & Soffa Industries, Inc. * +                          4,231     35
   Lattice Semiconductor Corp. *                                 8,467     57
   LTX Corp. * +                                                 4,182     22

See Notes in the Financial Statements.

EQUITY PORTFOLIOS 72 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                              NUMBER   VALUE
                                                             OF SHARES (000S)
                                                             --------- ------

COMMON STOCKS - 98.3% - CONTINUED
Semiconductors - 3.1% - (continued)
   Mattson Technology, Inc. * +                                  3,921 $   37
   Micrel, Inc. *                                                5,315     61
   Microsemi Corp. * +                                           5,236    108
   Microtune, Inc. * +                                           3,877     18
   Mindspeed Technologies, Inc. * +                              6,900     12
   MIPS Technologies, Inc. * +                                   3,300     28
   MKS Instruments, Inc. * +                                     2,750     57
   Monolithic Power Systems, Inc. * +                            1,700     18
   MoSys, Inc. * +                                               1,700     16
   Netlogic Microsystems, Inc. * +                               1,281     27
   Nextest Systems Corp. *                                         500      5
   Omnivision Technologies, Inc. * +                             3,886     63
   ON Semiconductor Corp. *                                     11,332     73
   Pericom Semiconductor Corp. *                                 1,941     22
   Photronics, Inc. * +                                          2,979     47
   PLX Technology, Inc. *                                        1,900     26
   Portalplayer, Inc. * +                                        1,911     26
   Rudolph Technologies, Inc. * +                                1,852     30
   Semitool, Inc. * +                                            1,545     21
   Semtech Corp. *                                               5,300     70
   Silicon Image, Inc. *                                         6,100     77
   Sirf Technology Holdings, Inc. * +                            3,800    116
   Skyworks Solutions, Inc. * +                                 11,865     86
   Staktek Holdings, Inc. *                                        900      5
   Standard Microsystems Corp. * +                               1,555     50
   Supertex, Inc. * +                                              937     44
   Techwell, Inc. * +                                              400      7
   Tessera Technologies, Inc. * +                                3,400    129
   Transmeta Corp. of Delaware * +                              12,400     14
   Transwitch Corp. * +                                          8,000     13
   Triquint Semiconductor, Inc. *                                9,799     49
   Ultratech, Inc. * +                                           1,967     26
   Varian Semiconductor Equipment Associates, Inc. *             4,241    168
   Veeco Instruments, Inc. *                                     2,290     43
   Virage Logic Corp. * +                                        1,100     10
   Volterra Semiconductor Corp. * +                              1,400     24
   Zoran Corp. * +                                               3,657     55
                                                                       ------
                                                                        3,198
                                                                       ------
Software - 3.6%
   Actuate Corp. * +                                             4,200     23
   Advent Software, Inc. *                                       1,501     55
   Allscripts Healthcare Solutions, Inc. * +                     3,454     96
   Altiris, Inc. * +                                             1,802     45
   American Reprographics Co. * +                                1,940     61
   Ansys, Inc. * +                                               2,455    115
   Aspen Technology, Inc. * +                                    4,060     40
   Avid Technology, Inc. * +                                     3,200    125
   Blackbaud, Inc.                                               3,295     85
   Blackboard, Inc. * +                                          2,000     57
   Borland Software Corp. *                                      5,722     30
   Bottomline Technologies, Inc. * +                             1,500     16
   Commvault Systems, Inc. * +                                     136      3
   Computer Programs & Systems, Inc.                               798     29
   Concur Technologies, Inc. *                                   2,430     37
   Convera Corp., Class A * +                                    1,700      8
   CSG Systems International, Inc. * +                           3,480     97
   Dendrite International, Inc. * +                              2,862     30
   Digi International, Inc. * +                                  1,900     25
   Eclipsys Corp. *                                              3,373     71
   eFunds Corp. *                                                3,459     89
   Emageon, Inc. * +                                             1,500     24
   Epicor Software Corp. * +                                     4,105     55
   EPIQ Systems, Inc. * +                                        1,110     17
   FalconStor Software, Inc. * +                                 2,815     24
   Hyperion Solutions Corp. * +                                  4,400    162
   Infocrossing, Inc. *                                          1,300     19
   Informatica Corp. *                                           6,482     78
   infoUSA, Inc. +                                               2,478     30
   Innerworkings, Inc. * +                                         800     13
   InPhonic, Inc. * +                                            1,814     21
   Inter-Tel, Inc.                                               1,574     35
   INVESTools, Inc. * +                                          3,400     44
   JDA Software Group, Inc. * +                                  2,219     32
   Keane, Inc. * +                                               3,249     40
   Lawson Software, Inc. * +                                     9,295     69
   Mantech International Corp., Class A * +                      1,357     49
   MapInfo Corp. *                                               1,500     20
   MicroStrategy, Inc., Class A * +                                657     78
   Midway Games, Inc. * +                                        2,721     21
   Neoware, Inc. * +                                             1,500     17
   Nuance Communications, Inc. * +                               9,394     96
   Omnicell, Inc. * +                                            2,000     38
   Omniture, Inc. *                                              1,000     11

See Notes to Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 73 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO (continued)

                                                             NUMBER   VALUE
                                                            OF SHARES (000S)
                                                            --------- ------
COMMON STOCKS - 98.3% - CONTINUED
Software - 3.6% - (continued)
   Open Solutions, Inc. * +                                     1,511 $   56
   OPNET Technologies, Inc. *                                   1,000     16
   Packeteer, Inc. * +                                          2,522     30
   Parametric Technology Corp. * +                              8,366    162
   PDF Solutions, Inc. *                                        1,529     23
   Pegasystems, Inc. +                                          1,055     11
   Per-Se Technologies, Inc. * +                                2,473     68
   Phase Forward, Inc. *                                        2,500     37
   Progress Software Corp. *                                    3,150     85
   QAD, Inc. +                                                  1,075      9
   Quality Systems, Inc. +                                      1,280     49
   Quest Software, Inc. * +                                     5,038     72
   Renaissance Learning, Inc. +                                   518      9
   Schawk, Inc.                                                 1,096     21
   Smith Micro Software, Inc. * +                               1,500     24
   SPSS, Inc. *                                                 1,393     39
   Sybase, Inc. * +                                             6,700    160
   Synchronoss Technologies, Inc. *                               600      9
   SYNNEX Corp. *                                                 900     20
   Take-Two Interactive Software, Inc. * +                      5,300     92
   Taleo Corp., Class A * +                                     1,000     13
   THQ, Inc. * +                                                4,755    155
   Transaction Systems Architects, Inc. * +                     2,754     93
   Trident Microsystems, Inc. * +                               4,300     90
   Ulticom, Inc. *                                                910      9
   Ultimate Software Group, Inc. * +                            1,800     43
   VA Software Corp. *                                          3,800     17
   Verint Systems, Inc. *                                         996     34
   Wind River Systems, Inc. *                                   5,648     61
   Witness Systems, Inc. * +                                    2,469     47
                                                                      ------
                                                                       3,684
                                                                      ------
Storage/Warehousing - 0.1%
   Mobile Mini, Inc. * +                                        2,654     73
                                                                      ------
Telecommunications - 4.2%
   3Com Corp. *                                                26,823    112
   Adaptec, Inc. * +                                            7,191     31
   Adtran, Inc. +                                               4,794    104
   Aeroflex, Inc. *                                             5,628     68
   Alaska Communications Systems Group, Inc.                    3,200     48
   Anaren, Inc. * +                                             1,297     27
   Andrew Corp. *                                              11,900    119
   Anixter International, Inc. * +                              2,391    140
   Arris Group, Inc. *                                          7,999     95
   Atheros Communications, Inc. * +                             3,800     86
   Atlantic Tele-Network, Inc. +                                  500     14
   Avanex Corp. * +                                            11,300     22
   Black Box Corp. +                                            1,303     56
   Broadwing Corp. *                                            5,724     87
   C-COR, Inc. *                                                3,673     37
   CalAmp Corp. * +                                             1,800     13
   Carrier Access Corp. * +                                     1,500      9
   Cbeyond, Inc. * +                                            1,300     43
   Centennial Communications Corp.                              1,700     11
   Cincinnati Bell, Inc. *                                     17,259     78
   Commonwealth Telephone Enterprises, Inc.                     1,700     71
   CommScope, Inc. * +                                          4,340    131
   Comtech Telecommunications Corp. *                           1,747     62
   Consolidated Communications Holdings, Inc. +                 1,500     28
   CPI International, Inc. *                                      500      7
   CT Communications, Inc. +                                    1,427     29
   Ditech Networks, Inc. * +                                    2,401     17
   Dobson Communications Corp., Class A * +                    10,994     95
   EMS Technologies, Inc. *                                     1,100     22
   Eschelon Telecom, Inc. * +                                     600     11
   Essex Corp. * +                                              1,400     33
   Extreme Networks * +                                         8,055     32
   Fairpoint Communications, Inc.                               1,990     37
   FiberTower Corp. * +                                         8,800     48
   Finisar Corp. * +                                           15,543     60
   Foundry Networks, Inc. * +                                  10,800    155
   General Communication, Inc., Class A * +                     3,919     60
   Globalstar, Inc. *                                             120      2
   Golden Telecom, Inc. +                                       1,709     69
   Harmonic, Inc. * +                                           5,505     44
   Hypercom Corp. * +                                           3,917     26
   ID Systems, Inc. * +                                           800     17
   IDT Corp., Class B *                                         3,900     51
   Interdigital Communications Corp. *                          3,800    121
   Iowa Telecommunications Services, Inc. +                     2,300     43
   iPCS, Inc. * +                                               1,300     69
   Ixia *                                                       3,259     31
   Lightbridge, Inc. * +                                        2,027     27
   Loral Space & Communications, Inc. * +                         900     28
   Mastec, Inc. *                                               2,919     33

See Notes in the Financial Statements.

EQUITY PORTFOLIOS 74 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                              NUMBER   VALUE
                                                             OF SHARES (000S)
                                                             --------- ------
COMMON STOCKS - 98.3% - CONTINUED
Telecommunications - 4.2% - (continued)
   MRV Communications, Inc. * +                                  8,171 $   30
   Netgear, Inc. * +                                             2,400     62
   North Pittsburgh Systems, Inc.                                1,229     30
   Novatel Wireless, Inc. * +                                    2,200     21
   NTELOS Holdings Corp. * +                                     1,100     17
   Oplink Communications, Inc. *                                 1,242     25
   Parkervision, Inc. * +                                        1,400     14
   Plantronics, Inc. +                                           3,600     76
   Polycom, Inc. * +                                             6,500    187
   Powerwave Technologies, Inc. * +                              8,406     54
   Premiere Global Services, Inc. * +                            5,479     45
   Radyne Corp. * +                                              1,400     14
   RCN Corp. * +                                                 2,200     66
   RF Micro Devices, Inc. * +                                   14,182    109
   SafeNet, Inc. * +                                             1,960     46
   SAVVIS, Inc. * +                                              2,400     73
   Shenandoah Telecom Co. +                                        543     26
   Sirenza Microdevices, Inc. * +                                1,900     17
   Sonus Networks, Inc. * +                                     17,400    109
   Stratex Networks, Inc. * +                                    6,200     27
   SureWest Communications +                                     1,108     27
   Sycamore Networks, Inc. * +                                  12,272     46
   Symmetricom, Inc. * +                                         3,429     30
   Syniverse Holdings, Inc. * +                                  1,770     24
   Talk America Holdings, Inc. * +                               2,286     18
   Tekelec *                                                     4,277     69
   Time Warner Telecom, Inc., Class A * +                       10,193    186
   USA Mobility, Inc.                                            1,962     48
   UTStarcom, Inc. * +                                           9,000     80
   Viasat, Inc. *                                                1,591     42
   Vonage Holdings Corp. * +                                     2,300     15
   Wireless Facilities, Inc. * +                                 4,210     10
   Zhone Technologies, Inc. * +                                  7,605     10
                                                                       ------
                                                                        4,312
                                                                       ------
Textiles - 0.1%
   G&K Services, Inc., Class A +                                 1,588     63
   Unifirst Corp. of Massachusetts +                               774     32
                                                                       ------
                                                                           95
                                                                       ------
Toys, Games & Hobbies - 0.3%
   Jakks Pacific, Inc. * +                                       1,978     43
   Leapfrog Enterprises, Inc. * +                                2,500     23
   Marvel Entertainment, Inc. * +                                3,600    101
   RC2 Corp. *                                                   1,506     65
   Topps (The) Co. +                                             2,865     25
                                                                       ------
                                                                          257
                                                                       ------
Transportation - 1.5%
   ABX Air, Inc. * +                                             4,300     27
   American Commercial Lines, Inc. * +                           2,300    160
   Arkansas Best Corp.                                           1,922     73
   Atlas Air Worldwide Holdings, Inc. *                          1,515     64
   Bristow Group, Inc. * +                                       1,742     62
   Celadon Group, Inc. *                                         1,800     33
   Dynamex, Inc. * +                                               839     19
   EGL, Inc. * +                                                 2,391     76
   Florida East Coast Industries, Inc. +                         2,542    152
   Forward Air Corp. +                                           2,386     79
   Genesee & Wyoming, Inc., Class A * +                          2,754     74
   Gulfmark Offshore, Inc. * +                                   1,240     50
   Heartland Express, Inc. +                                     4,545     70
   Horizon Lines, Inc., Class A +                                1,054     29
   HUB Group, Inc., Class A * +                                  2,900     83
   Knight Transportation, Inc. +                                 4,266     75
   Marten Transport Ltd. * +                                     1,250     23
   Old Dominion Freight Line, Inc. * +                           2,058     55
   P.A.M. Transportation Services, Inc. *                          396     10
   Pacer International, Inc. +                                   2,846     85
   Patriot Transportation Holding, Inc. * +                        100      9
   PHI, Inc. * +                                                 1,000     34
   Quality Distribution, Inc. *                                    600      8
   RailAmerica, Inc. * +                                         2,863     46
   Saia, Inc. * +                                                1,073     27
   Sirva, Inc. * +                                               3,000     11
   U.S. Xpress Enterprises, Inc., Class A *                        644     11
   Universal Truckload Services, Inc. * +                          400     10
   USA Truck, Inc. *                                               600     12
   Werner Enterprises, Inc. +                                    3,458     65
                                                                       ------
                                                                        1,532
                                                                       ------
Trucking & Leasing - 0.2%
   AMERCO, Inc. * +                                                800     70
   Greenbrier Cos., Inc.                                         1,024     38
   Interpool, Inc.                                                 900     21
   TAL International Group, Inc. +                               1,287     32
                                                                       ------
                                                                          161
                                                                       ------

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 75 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

SMALL COMPANY INDEX PORTFOLIO (continued)

                                                             NUMBER     VALUE
                                                            OF SHARES   (000S)
                                                           ----------- --------
COMMON STOCKS - 98.3% - CONTINUED
Water - 0.2%
   American States Water Co. +                                   1,243 $     47
   California Water Service Group                                1,395       56
   Pico Holdings, Inc. * +                                         866       28
   SJW Corp. +                                                   1,058       37
   Southwest Water Co.                                           1,718       22
                                                                       --------
                                                                            190
                                                                       --------
Total Common Stocks
(Cost $82,835)                                                          100,959

                                                            PRINCIPAL
                                                             AMOUNT     VALUE
                                                             (000S)     (000S)
                                                           ----------- --------
CONVERTIBLE BOND - 0.0%
Distribution/Wholesale - 0.0%
   Timco Aviation Services, Inc., * 8.00%, 1/2/07          $         1       --
                                                                       --------
Total Convertible Bond
                                                                       --------
(Cost $1)                                                                    --

                                                             NUMBER     VALUE
                                                            OF SHARES   (000S)
                                                           ----------- --------
INVESTMENT COMPANY - 40.7%
   Northern Institutional Funds - Liquid Assets Portfolio
     /(1)/                                                  41,765,238   41,765
                                                                       --------
Total Investment Company
                                                                       --------
(Cost $41,765)                                                           41,765

OTHER - 0.0%
   Escrow DLB Oil & Gas *                                          400       --
   Escrow Position PetroCorp. *                                    420       --
                                                                       --------
Total Other
                                                                       --------
(Cost $-)                                                                    --

RIGHTS - 0.0%
   CSF Holdings, Inc. *                                          2,000       --
                                                                       --------
Total Rights
                                                                       --------
(Cost $-)                                                                    --

WARRANTS - 0.0%
   Optical Cable Corp., Exp. 10/24/07, Strike $4.88 *              232 $     --
   Optical Cable Corp., Exp. 10/24/07, Strike $4.88 *           79,600       --
   Redback Networks, Inc., Exp. 1/2/11, Strike $9.50 *             182        2
   Redback Networks, Inc., Exp. 1/2/11, Strike $9.50 *             191        2
                                                                       --------
Total Warrants
                                                                       --------
(Cost $-)                                                                     4

                                                            PRINCIPAL
                                                             AMOUNT     VALUE
                                                             (000S)     (000S)
                                                           ----------- --------
SHORT-TERM INVESTMENTS - 1.4%
   Societe Generale, Grand Cayman,
   Eurodollar Time Deposit, 5.31%, 12/1/06                 $     1,353    1,353
   U.S. Treasury Bill, /(2)/ 5.01%, 2/22/07                        110      109
                                                                       --------
Total Short-Term Investments
                                                                       --------
(Cost $1,462)                                                             1,462

Total Investments - 140.4%
(Cost $126,063)                                                         144,190
   Liabilities less Other Assets - (40.4)%                              (41,463)
                                                                       --------
NET ASSETS - 100.0%                                                    $102,727

(1) Investment relates to cash collateral received from portfolio securities loaned.
(2) Scurity pledged as collateral to cover margin requirements for open futures contracts.
*   Non-Income Producing Security
+   Security is either wholly or partially on loan.

At November 30, 2006, the Small Company Index Portfolio had open futures contracts as follows:

                                         NOTIONAL
                               NUMBER OF  AMOUNT  CONTRACT CONTRACT UNREALIZED
TYPE                           CONTRACTS  (000S)  POSITION   EXP.   GAIN (000S)
----                           --------- -------- -------- -------- -----------
Russell 2000 Mini                     22   $1,733   Long    12/06           $59
                                      ==   ======                           ===

See Notes in the Financial Statements.

EQUITY PORTFOLIOS 76 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

At November 30, 2006, the industry sectors for the Small Company Index Portfolio were:

                                                                 %OF LONG-TERM
INDUSTRY SECTOR                                                   INVESTMENTS
---------------                                                  -------------
Consumer Discretionary                                                    15.8%
Consumer Staples                                                           3.1
Energy                                                                     5.4
Financials                                                                22.5
Health Care                                                               11.8
Industrials                                                               13.9
Information Technology                                                    18.4
Materials                                                                  4.7
Telecommunication Services                                                 1.4
Utilities                                                                  3.0
                                                                         -----
Total                                                                    100.0%

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 77 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

MID CAP GROWTH PORTFOLIO

                                                                NUMBER   VALUE
                                                               OF SHARES (000S)
COMMON STOCKS - 93.9%
Aerospace/Defense - 1.4%
   Rockwell Collins, Inc.                                          1,500   $ 91
                                                                           ----
Apparel - 0.9%
   Guess?, Inc. * +                                                1,000     62
                                                                           ----
Auto Parts & Equipment - 1.3%
   Autoliv, Inc.                                                   1,500     88
                                                                           ----
Banks - 1.2%
   Synovus Financial Corp.                                         2,700     81
                                                                           ----
Commercial Services - 8.4%
   Alliance Data Systems Corp. * +                                 1,300     84
   Dun & Bradstreet Corp. *                                        1,400    115
   ITT Educational Services, Inc. * +                              1,700    117
   McKesson Corp.                                                  1,600     79
   Moody's Corp.                                                   1,200     83
   Robert Half International, Inc.                                 2,100     81
                                                                           ----
                                                                            559
                                                                           ----
Computers - 4.7%
   Factset Research Systems, Inc. +                                1,600     85
   Logitech International S.A. * +                                 2,400     71
   Micros Systems, Inc. *                                          1,900     97
   Western Digital Corp. *                                         2,900     59
                                                                           ----
                                                                            312
                                                                           ----
Cosmetics/Personal Care - 1.0%
   Avon Products, Inc.                                             2,000     65
                                                                           ----
Diversified Financial Services - 1.6%
   CIT Group, Inc.                                                 2,000    104
                                                                           ----
Electronics - 4.3%
   Mettler-Toledo International, Inc. *                            1,500    116
   Thermo Electron Corp. *                                         1,900     84
   Thomas & Betts Corp. *                                          1,700     88
                                                                           ----
                                                                            288
                                                                           ----
Engineering & Construction - 1.5%
   Jacobs Engineering Group, Inc. *                                1,200    101
                                                                           ----
Environmental Control - 1.5%
   Republic Services, Inc.                                         2,400    100
                                                                           ----
Food - 3.5%
   Campbell Soup Co. +                                             2,100     80
   Dean Foods Co. *                                                1,600     69
   Hain Celestial Group, Inc. * +                                  2,800     84
                                                                           ----
                                                                            233
                                                                           ----
Healthcare - Products - 2.2%
   Becton, Dickinson & Co.                                         1,000     72
   Dentsply International, Inc.                                    2,400     76
                                                                           ----
                                                                            148
                                                                           ----
Healthcare - Services - 5.5%
   Coventry Health Care, Inc. *                                    1,300     63
   Laboratory Corp. of America Holdings *                          1,800    127
   Manor Care, Inc.                                                1,900     90
   Pediatrix Medical Group, Inc. * +                               1,800     87
                                                                           ----
                                                                            367
                                                                           ----
Home Furnishings - 1.4%
   Harman International Industries, Inc.                             900     93
                                                                           ----
Insurance - 5.3%
   ACE Ltd.                                                        1,800    102
   AMBAC Financial Group, Inc.                                     1,000     86
   Assurant, Inc.                                                  1,500     83
   W.R. Berkley Corp.                                              2,400     84
                                                                           ----
                                                                            355
                                                                           ----
Iron/Steel - 1.5%
   Allegheny Technologies, Inc.                                    1,100     99
                                                                           ----
Leisure Time - 1.9%
   Harley-Davidson, Inc.                                           1,700    125
                                                                           ----
Lodging - 1.2%
   Marriott International, Inc., Class A                           1,800     81
                                                                           ----
Machinery - Diversified - 2.6%
   Graco, Inc. +                                                   1,900     79
   Manitowoc Co. (The), Inc. +                                     1,600     97
                                                                           ----
                                                                            176
                                                                           ----
Media - 1.4%
   Liberty Global, Inc., Class A *                                 3,600     97
                                                                           ----
Mining - 1.7%
   Freeport-McMoRan Copper & Gold, Inc., Class B +                 1,800    113
                                                                           ----
Miscellaneous Manufacturing - 3.5%
   ITT Corp.                                                       1,800     97
   SPX Corp. +                                                     1,000     61
   Textron, Inc.                                                     800     78
                                                                           ----
                                                                            236
                                                                           ----
Oil & Gas - 3.8%
   Noble Energy, Inc.                                                523     28
   Sunoco, Inc.                                                    1,100     75
   Talisman Energy, Inc. +                                         4,700     79
   Tesoro Corp.                                                    1,000     70
                                                                           ----
                                                                            252
                                                                           ----

See Notes in the Financial Statements.


EQUITY PORTFOLIOS 78 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                              NUMBER    VALUE
                                                             OF SHARES  (000S)
                                                             ---------- ------
COMMON STOCKS - 93.9% - CONTINUED
Oil & Gas Services - 3.1%
   Cameron International Corp. *                                  1,300 $   71
   Grant Prideco, Inc. *                                          1,600     70
   SEACOR Holdings, Inc. *                                          700     66
                                                                        ------
                                                                           207
                                                                        ------
Packaging & Containers - 1.3%
   Pactiv Corp. *                                                 2,500     86
                                                                        ------
Pharmaceuticals - 2.5%
   Endo Pharmaceuticals Holdings, Inc. *                          2,800     76
   Gilead Sciences, Inc. *                                        1,400     92
                                                                        ------
                                                                           168
                                                                        ------
Retail - 8.1%
   American Eagle Outfitters, Inc.                                1,400     63
   Dick's Sporting Goods, Inc. * +                                1,200     64
   Family Dollar Stores, Inc.                                     3,400     95
   Limited Brands                                                 3,200    101
   Nordstrom, Inc.                                                1,300     64
   Staples, Inc.                                                  3,400     87
   TJX Cos., Inc.                                                 2,400     66
                                                                        ------
                                                                           540
                                                                        ------
Semiconductors - 6.4%
   Emulex Corp. *                                                 3,200     67
   Intersil Corp., Class A                                        3,100     77
   Lam Research Corp. *                                           1,700     89
   LSI Logic Corp. *                                              6,200     66
   National Semiconductor Corp.                                   3,600     87
   NVIDIA Corp. *                                                 1,100     41
                                                                        ------
                                                                           427
                                                                        ------
Software - 6.7%
   Activision, Inc. *                                             6,000    102
   Amdocs Ltd. *                                                  2,300     89
   Cadence Design Systems, Inc. *                                 4,500     83
   Global Payments, Inc.                                          2,300    105
   VeriFone Holdings, Inc. *                                      2,000     68
                                                                        ------
                                                                           447
                                                                        ------
Telecommunications Equipment - 1.2%
   Foundry Networks, Inc. * +                                     5,900     84
                                                                        ------
Transportation - 1.3%
   Landstar System, Inc. +                                        2,000     90
                                                                        ------
Total Common Stocks
(Cost $ 5,724)                                                           6,275
INVESTMENT COMPANY - 15.3%
   Northern Institutional Funds - Liquid Assets Portfolio
     /(1)/                                                    1,020,484  1,020

Total Investment Company
(Cost $ 1,020)                                                           1,020

                                                             PRINCIPAL
                                                              AMOUNT    VALUE
                                                              (000S)    (000S)
                                                             ---------- ------
SHORT-TERM INVESTMENT - 4.3%
   Societe Generale, Grand Cayman, Eurodollar Time Deposit,
   5.31%, 12/1/06                                            $      290    290
                                                                        ------
Total Short-Term Investment
(Cost $ 290)                                                               290
                                                                        ------
Total Investments - 113.5%
(Cost $ 7,034)                                                           7,585
   Liabilities less Other Assets - (13.5)%                                (904)
                                                                        ------
NET ASSETS - 100.0%                                                     $6,681

--------
(1) Investment relates to cash collateral received from portfolio securities loaned.
*   Non-Income Producing Security
+   Security is either wholly or partially on loan.

See Notes in the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 79 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS NOVEMBER 30, 2006

MID CAP GROWTH PORTFOLIO (continued)

At November 30, 2006, the industry sectors for the Mid Cap Growth Portfolio were:

                                                     % OF LONG TERM
                                                      INVESTMENTS
            INDUSTRY SECTOR                          --------------
            Consumer Discretionary                             20.9%
            Consumer Staples                                    5.5
            Financials                                          9.7
            Energy                                              7.1
            Health Care                                        13.1
            Industrials                                        16.4
            Information Technology                             22.7
            Materials                                           4.6
                                                              -----
            Total                                             100.0%

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 80 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS                                       NOVEMBER 30, 2006

FOCUSED GROWTH PORTFOLIO

                                                               NUMBER    VALUE
                                                              OF SHARES (000 S)
                                                              --------- -------
COMMON STOCKS - 95.7%
Advertising - 2.3%
   Omnicom Group, Inc.                                           21,800  $2,227
                                                                         ------
Aerospace/Defense - 9.4%
   Boeing (The) Co.                                              30,900   2,736
   Lockheed Martin Corp.                                         28,400   2,569
   Raytheon Co.                                                  41,000   2,093
   United Technologies Corp.                                     24,400   1,574
                                                                         ------
                                                                          8,972
                                                                         ------
Beverages - 3.8%
   Anheuser-Busch Cos., Inc.                                     38,200   1,815
   Diageo PLC ADR +                                              23,100   1,785
                                                                         ------
                                                                          3,600
                                                                         ------
Chemicals - 1.8%
   Sherwin-Williams (The) Co.                                    11,300     707
   Syngenta A.G. ADR +                                           27,300     961
                                                                         ------
                                                                          1,668
                                                                         ------
Commercial Services - 2.5%
   Accenture Ltd., Class A                                       29,700   1,001
   McKesson Corp.                                                28,000   1,383
                                                                         ------
                                                                          2,384
                                                                         ------
Computers - 6.5%
   Hewlett-Packard Co.                                           66,500   2,624
   IBM Corp.                                                     27,700   2,546
   Lexmark International, Inc., Class A * +                      15,100   1,042
                                                                         ------
                                                                          6,212
                                                                         ------
Cosmetics/Personal Care - 2.1%
   Colgate-Palmolive Co.                                         31,000   2,017
                                                                         ------
Diversified Financial Services - 4.3%
   Lehman Brothers Holdings, Inc.                                16,000   1,179
   Morgan Stanley                                                16,100   1,226
   UBS A.G.                                                      28,000   1,686
                                                                         ------
                                                                          4,091
                                                                         ------
Electrical Components & Equipment - 0.8%
   Energizer Holdings, Inc. *                                    11,600     767
                                                                         ------
Engineering & Construction - 2.4%
   ABB Ltd. ADR +                                               138,000   2,247
                                                                         ------
Environmental Control - 1.9%
   Waste Management, Inc.                                        50,100   1,834
                                                                         ------
Food - 2.0%
   General Mills, Inc.                                           33,500   1,874
                                                                         ------
Healthcare - Products - 3.8%
   Becton, Dickinson & Co.                                       12,700     911
   Johnson & Johnson                                             40,700   2,682
                                                                         ------
                                                                          3,593
                                                                         ------
Healthcare - Services - 1.3%
   Laboratory Corp. of America Holdings *                        17,000   1,204
                                                                         ------
Insurance - 3.5%
   Genworth Financial, Inc., Class A                             25,500     836
   Prudential Financial, Inc.                                    13,000   1,059
   St. Paul Travelers Cos. (The), Inc.                           28,000   1,451
                                                                         ------
                                                                          3,346
                                                                         ------
Iron/Steel - 0.9%
   Nucor Corp.                                                   15,000     898
                                                                         ------
Leisure Time - 1.3%
   Harley-Davidson, Inc.                                         17,100   1,262
                                                                         ------
Machinery - Diversified - 0.9%
   Cummins, Inc.                                                  7,500     899
                                                                         ------
Media - 3.3%
   DIRECTV Group (The), Inc. *                                   54,500   1,240
   McGraw-Hill Cos. (The), Inc.                                  28,000   1,866
                                                                         ------
                                                                          3,106
                                                                         ------
Mining - 0.9%
   Southern Copper Corp. +                                       15,500     848
                                                                         ------
Oil & Gas - 5.6%
   Devon Energy Corp.                                            12,800     939
   Exxon Mobil Corp.                                             18,700   1,436
   Marathon Oil Corp.                                            21,500   2,029
   Noble Energy, Inc. +                                          17,000     910
                                                                         ------
                                                                          5,314
                                                                         ------
Packaging & Containers - 1.2%
   Pactiv Corp. *                                                34,400   1,185
                                                                         ------
Pharmaceuticals - 9.9%
   AstraZeneca PLC ADR                                           34,400   1,991
   Bristol-Myers Squibb Co.                                      48,800   1,212
   Forest Laboratories, Inc. *                                   30,000   1,461
   Merck & Co., Inc.                                             64,700   2,880
   Wyeth                                                         38,200   1,844
                                                                         ------
                                                                          9,388
                                                                         ------
Retail - 6.0%
   American Eagle Outfitters, Inc.                               32,100   1,450
   Dollar Tree Stores, Inc. * +                                  25,700     771
   Kohl's Corp. *                                                24,400   1,698
   Office Depot, Inc. *                                          22,200     841

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 81 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS                                       NOVEMBER 30, 2006

FOCUSED GROWTH PORTFOLIO (continued)

                                                               NUMBER   VALUE
                                                              OF SHARES (000S)
                                                              --------- -------
COMMON STOCKS - 95.7% - CONTINUED
Retail - 6.0% - (continued)
   TJX Cos., Inc.                                                34,500 $   946
                                                                        -------
                                                                          5,706
                                                                        -------
Semiconductors - 2.1%
   Taiwan Semiconductor Manufacturing Co. Ltd. ADR +             93,400   1,004
   Texas Instruments, Inc.                                       35,000   1,034
                                                                        -------
                                                                          2,038
                                                                        -------
Software - 7.1%
   Microsoft Corp.                                              145,300   4,262
   Oracle Corp. *                                               131,500   2,502
                                                                        -------
                                                                          6,764
                                                                        -------
Telecommunications - 8.1%
   Amdocs Ltd. * +                                               25,000     964
   America Movil S.A. de C.V. ADR, Series L                      31,000   1,379
   Cisco Systems, Inc. *                                        162,000   4,354
   Motorola, Inc.                                                44,600     989
                                                                        -------
                                                                          7,686
                                                                        -------
Total Common Stocks
(Cost $81,792)                                                           91,130

INVESTMENT COMPANY - 9.5%
   Northern Institutional Funds - Liquid Assets Portfolio
     /(1)/                                                    9,092,989   9,093
                                                                        -------
Total Investment Company
(Cost $9,093)                                                             9,093
                                                                        -------

                                                            PRINCIPAL
                                                             AMOUNT    VALUE
                                                             (000S)    (000S)
                                                            --------- --------
 SHORT-TERM INVESTMENT - 4.7%
    Societe Generale, Grand Cayman, Eurodollar Time
      Deposit, 5.31%, 12/1/06                                  $4,467 $  4,467
                                                                      --------
 Total Short-Term Investment
 (Cost $ 4,467)                                                          4,467
 Total Investments - 109.9%
 (Cost $ 95,352)                                                       104,690
    Liabilities less Other Assets - (9.9)%                              (9,418)
                                                                      --------
 NET ASSETS - 100.0%                                                  $ 95,272
--------
(1) Investment relates to cash collateral received from portfolio securities loaned.
*   Non-Income Producing Security
+   Security is either wholly or partially on loan.

At November 30, 2006, the industry sectors for the Focused Growth Portfolio were:

                               % OF LONG TERM
INDUSTRY SECTOR                 INVESTMENTS
---------------                --------------
Consumer Discretionary                   14.3%
Consumer Staples                          9.1
Energy                                    5.8
Financials                                8.2
Health Care                              17.1
Industrials                              15.3
Information Technology                   24.4
Materials                                 4.3
Telecommunication Services               1. 5
                                        -----
Total                                   100.0%

See Notes to the Financial Statements.


EQUITY PORTFOLIOS 82 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS                                      NOVEMBER 30, 2006

DIVERSIFIED GROWTH PORTFOLIO

                                                                NUMBER   VALUE
                                                               OF SHARES (000S)
                                                               --------- ------
COMMON STOCKS - 95.9%
Aerospace/Defense - 6.9%
   Boeing (The) Co.                                                4,925 $  436
   Lockheed Martin Corp.                                           9,200    832
   Northrop Grumman Corp.                                         12,725    852
   Raytheon Co.                                                   16,275    830
                                                                         ------
                                                                          2,950
                                                                         ------
Auto Parts & Equipment - 0.8%
   Autoliv, Inc.                                                   5,575    327
                                                                         ------
Banks - 3.8%
   Bank of America Corp.                                          19,275  1,038
   Wachovia Corp.                                                 10,475    568
                                                                         ------
                                                                          1,606
                                                                         ------
Beverages - 0.8%
   Pepsi Bottling Group, Inc.                                     11,125    348
                                                                         ------
Chemicals - 1.3%
   Bayer A.G. ADR                                                 10,500    542
                                                                         ------
Commercial Services - 2.4%
   Accenture Ltd., Class A                                        18,550    625
   McKesson Corp.                                                  8,125    402
                                                                         ------
                                                                          1,027
                                                                         ------
Computers - 5.1%
   Hewlett-Packard Co.                                            28,450  1,122
   IBM Corp.                                                       4,775    439
   Lexmark International, Inc., Class A * +                        8,825    609
                                                                         ------
                                                                          2,170
                                                                         ------
Diversified Financial Services - 10.2%
   Citigroup, Inc.                                                22,150  1,098
   Countrywide Financial Corp.                                    10,350    411
   Goldman Sachs Group, Inc.                                       5,525  1,076
   JPMorgan Chase & Co.                                            8,325    385
   Lehman Brothers Holdings, Inc.                                 13,025    960
   Morgan Stanley                                                  5,350    408
                                                                         ------
                                                                          4,338
                                                                         ------
Electric - 0.9%
   Alliant Energy Corp.                                            5,200    203
   Reliant Energy, Inc. *                                         14,250    191
                                                                         ------
                                                                            394
                                                                         ------
Environmental Control - 1.0%
   Waste Management, Inc.                                         11,225    411
                                                                         ------
Food - 5.6%
   Campbell Soup Co.                                              15,075    574
   General Mills, Inc.                                            17,100    957
   Kraft Foods, Inc., Class A +                                   14,650    513
   Kroger Co.                                                     15,775    339
                                                                         ------
                                                                          2,383
                                                                         ------
Gas - 0.5%
                                                                         ------
   NiSource, Inc. +                                                9,000    222
                                                                         ------
Healthcare-ervices - 0.7%
   Humana, Inc. *                                                  5,925    321
                                                                         ------
Insurance - 7.3%
   Allstate (The) Corp.                                            6,250    397
   AMBAC Financial Group, Inc.                                     7,950    681
   Genworth Financial, Inc., Class A                              19,200    630
   Hartford Financial Services Group, Inc.                         6,600    566
   Prudential Financial, Inc.                                      4,825    393
   St. Paul Travelers Cos. (The), Inc.                             8,475    439
                                                                         ------
                                                                          3,106
                                                                         ------
Iron/Steel - 1.5%
   Nucor Corp.                                                    10,475    627
                                                                         ------
Leisure Time - 0.8%
   Harley-Davidson, Inc.                                           4,900    361
                                                                         ------
Media - 3.1%
   Comcast Corp., Class A *                                       10,800    437
   Disney (Walt) Co.                                              26,500    876
   Idearc, Inc. * +                                                  391     11
                                                                         ------
                                                                          1,324
                                                                         ------
Mining - 1.2%
   Freeport-McMoRan Copper & Gold, Inc., Class B +                 8,425    530
                                                                         ------
Miscellaneous Manufacturing - 3.1%
   Eaton Corp.                                                    11,300    871
   General Electric Co.                                           13,200    466
                                                                         ------
                                                                          1,337
                                                                         ------
Oil & Gas - 9.0%
   Devon Energy Corp.                                              7,050    517
   Exxon Mobil Corp.                                              26,300  2,020
   Marathon Oil Corp.                                              9,925    937
   Occidental Petroleum Corp.                                      7,050    355
                                                                         ------
                                                                          3,829
                                                                         ------
Oil & Gas Services - 0.8%
   Tidewater, Inc. +                                               5,950    329
Pharmaceuticals - 8.1%
   AstraZeneca PLC ADR                                             4,700    272
   Cardinal Health, Inc.                                           6,000    388

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 83 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS                                      NOVEMBER 30, 2006

DIVERSIFIED GROWTH PORTFOLIO (continued)

                                                             NUMBER     VALUE
                                                            OF SHARES   (000S)
                                                            ---------- -------

COMMON STOCKS - 95.9% - CONTINUED
Pharmaceuticals - 8.1% - (continued)
   Caremark Rx, Inc.                                             7,125     337
   Endo Pharmaceuticals Holdings, Inc. *                        10,600     287
   GlaxoSmithKline PLC ADR                                       7,925     421
   Merck & Co., Inc.                                            18,700     832
   Pfizer, Inc.                                                 33,850     931
                                                                       -------
                                                                         3,468
                                                                       -------
Retail - 8.5%
   Circuit City Stores, Inc.                                    11,825     295
   Kohl's Corp. *                                                7,475     520
   McDonald's Corp.                                             15,775     662
   Nordstrom, Inc.                                              19,875     974
   Office Depot, Inc. *                                          9,800     371
   Penney (J.C.) Co., Inc.                                       5,800     449
   TJX Cos., Inc.                                               13,850     380
                                                                       -------
                                                                         3,651
                                                                       -------
Semiconductors- 0.9%
   Micron Technology, Inc. *                                    27,550     402
                                                                       -------
Software- 2.0%
   Microsoft Corp.                                              28,725     842
                                                                       -------
Telecommunications - 9.6%
   Amdocs Ltd. *                                                12,600     486
   Cisco Systems, Inc. *                                        52,150   1,402
   Embarq Corp.                                                  5,975     307
   Motorola, Inc.                                               41,800     927
   Nokia OYJ ADR +                                              34,275     693
   Verizon Communications, Inc.                                  8,025     280
                                                                       -------
                                                                         4,095
                                                                       -------
Total Common Stocks
                                                                       -------
(Cost $ 36,180)                                                         40,940
                                                                       -------

INVESTMENT COMPANIES - 10.3%
   Northern Institutional Funds - Liquid Assets
     Portfolio /(1)/                                         3,380,521   3,381
   Standard & Poor's Depository Receipts Trust,
       Series 1 +                                                7,300   1,025
                                                                       -------
Total Investment Companies
(Cost $ 4,308)                                                           4,406

                                                            PRINCIPAL
                                                             AMOUNT     VALUE
                                                             (000S)     (000S)
                                                            ---------- -------
SHORT-TERM INVESTMENT - 4.5%
   Societe Generale, Grand Cayman,
       Eurodollar Time Deposit,
       5.31%, 12/1/06                                       $    1,905 $ 1,905
                                                                       -------
Total Short-Term Investment
(Cost $ 1,905)                                                           1,905
                                                                       -------
Total Investments - 110.7%
(Cost $ 42,393)                                                         47,251
                                                                       -------
   Liabilities less Other Assets - 10.7)%                               (4,551)
                                                                       -------
NET ASSETS - 100.0%                                                    $42,700
--------
(1) Investment relates to cash collateral received from portfolio securities loaned.
*   Non-Income Producing Security
+   Security is either wholly or partially on loan.

At November 30, 2006, the industry sectors for the Diversified Growth Portfolio were:

                                                     % OF LONG TERM
            INDUSTRY SECTOR                           INVESTMENTS
            ---------------                          --------------
            Consumer Discretionary                             13.5%
            Consumer Staples                                    6.5
            Energy                                              9.9
            Financials                                         23.9
            Health Care                                        10.0
            Industrials                                        11.2
            Information Technology                             18.0
            Materials                                           4.1
            Telecommunication Services                          1.4
            Utilities                                           1.5
                                                              -----
            Total                                             100.0%

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 84 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS                                      NOVEMBER 30, 2006

EQUITY INDEX PORTFOLIO

                                                                 NUMBER   VALUE
                                                                OF SHARES (000S)
                                                                --------- -------

COMMON STOCKS - 99.0%
Advertising - 0.2%
   Interpublic Group of Cos. (The), Inc. * +                       26,312 $   315
   Omnicom Group, Inc.                                             10,199   1,042
                                                                          -------
                                                                            1,357
                                                                          -------
Aerospace/Defense - 2.1%
   Boeing (The) Co.                                                47,063   4,166
   General Dynamics Corp.                                          23,898   1,789
   Goodrich Corp.                                                   7,426     334
   L-3 Communications Holdings, Inc.                                7,300     600
   Lockheed Martin Corp.                                           21,084   1,907
   Northrop Grumman Corp.                                          20,406   1,366
   Raytheon Co.                                                    26,504   1,353
   Rockwell Collins, Inc.                                          10,182     614
   United Technologies Corp.                                       59,828   3,861
                                                                          -------
                                                                           15,990
                                                                          -------
Agriculture - 1.7%
   Altria Group, Inc.                                             123,956  10,439
   Archer-Daniels-Midland Co.                                      38,806   1,362
   Reynolds American, Inc. +                                       10,226     657
   UST, Inc. +                                                      9,634     539
                                                                          -------
                                                                           12,997
                                                                          -------
Airlines - 0.1%
   Southwest Airlines Co.                                          46,530     731
                                                                          -------
Apparel - 0.4%
   Coach, Inc. *                                                   21,800     942
   Jones Apparel Group, Inc.                                        6,640     223
   Liz Claiborne, Inc. +                                            6,088     260
   NIKE, Inc., Class B                                             11,384   1,127
   VF Corp. +                                                       5,336     418
                                                                          -------
                                                                            2,970
                                                                          -------
Auto Manufacturers - 0.4%
   Ford Motor Co.                                                 112,210     912
   General Motors Corp. +                                          33,433     977
   Navistar International Corp. *                                   3,737     120
   PACCAR, Inc. +                                                  14,696     960
                                                                          -------
                                                                            2,969
                                                                          -------
Auto Parts & Equipment - 0.1%
   Goodyear Tire & Rubber (The) Co. * +                            10,612     179
   Johnson Controls, Inc.                                          11,578     941
                                                                          -------
                                                                            1,120
                                                                          -------
Banks - 6.6%
   Bank of America Corp.                                          267,905  14,427
   Bank of New York Co. (The), Inc.                                45,194   1,606
   BB&T Corp.                                                      31,800   1,368
   Comerica, Inc.                                                   9,559     557
   Commerce Bancorp, Inc. of New Jersey +                          11,200     389
   Compass Bancshares, Inc. +                                       7,100     406
   Fifth Third Bancorp +                                           33,056   1,303
   First Horizon National Corp. +                                   7,372     294
   Huntington Bancshares, Inc. of Ohio                             14,109     343
   KeyCorp                                                         23,907     863
   M&T Bank Corp. +                                                 4,600     546
   Marshall & Ilsley Corp. +                                       14,354     657
   Mellon Financial Corp.                                          24,518     986
   National City Corp.                                             35,820   1,293
   North Fork Bancorporation, Inc.                                 27,927     784
   Northern Trust Corp. /(1)/                                      11,900     678
   PNC Financial Services Group, Inc. +                            17,368   1,228
   Regions Financial Corp.                                         43,250   1,585
   State Street Corp.                                              19,621   1,219
   SunTrust Banks, Inc. +                                          21,556   1,760
   Synovus Financial Corp. +                                       18,971     569
   U.S. Bancorp                                                   105,202   3,539
   Wachovia Corp.                                                 113,304   6,140
   Wells Fargo & Co.                                              199,346   7,025
   Zions Bancorporation                                             6,290     492
                                                                          -------
                                                                           50,057
                                                                          -------
Beverages - 2.0%
   Anheuser-Busch Cos., Inc.                                       45,458   2,160
   Brown-Forman Corp., Class B                                      4,650     323
   Coca-Cola (The) Co.                                            120,613   5,648
   Coca-Cola Enterprises, Inc.                                     16,513     338
   Constellation Brands, Inc., Class A * +                         11,900     333
   Molson Coors Brewing Co., Class B +                              2,696     192
   Pepsi Bottling Group, Inc.                                       7,871     246
   PepsiCo, Inc.                                                   97,629   6,050
                                                                          -------
                                                                           15,290
                                                                          -------
Biotechnology - 1.2%
   Amgen, Inc. *                                                   69,327   4,922
   Biogen Idec, Inc. *                                             20,483   1,071
   Celgene Corp. * +                                               22,000   1,226
   Genzyme Corp. *                                                 15,457     995
   Medimmune, Inc. * +                                             14,188     464

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 85 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO (continued)

                                                               NUMBER   VALUE
                                                              OF SHARES (000S)
                                                              --------- -------
COMMON STOCKS - 99.0% - CONTINUED
Biotechnology - 1.2% - (continued)
   Millipore Corp. * +                                            3,078 $   211
                                                                        -------
                                                                          8,889
                                                                        -------
Building Materials - 0.1%
   American Standard Companies, Inc. +                           10,352     464
   Masco Corp.                                                   23,788     682
                                                                        -------
                                                                          1,146
                                                                        -------
Chemicals - 1.5%
   Air Products & Chemicals, Inc.                                13,064     903
   Ashland, Inc.                                                  3,787     256
   Dow Chemical (The) Co.                                        56,771   2,271
   du Pont (E.I.) de Nemours & Co.                               54,551   2,560
   Eastman Chemical Co.                                           4,790     285
   Ecolab, Inc.                                                  10,608     471
   Hercules, Inc. * +                                             6,937     129
   International Flavors & Fragrances, Inc. +                     4,784     225
   Monsanto Co.                                                  32,152   1,546
   PPG Industries, Inc.                                           9,834     632
   Praxair, Inc.                                                 19,232   1,200
   Rohm & Haas Co.                                                8,484     443
   Sherwin-Williams (The) Co. +                                   6,695     419
   Sigma-Aldrich Corp. +                                          3,993     304
                                                                        -------
                                                                         11,644
                                                                        -------
Coal - 0.1%
   Consol Energy, Inc. +                                         11,000     404
   Peabody Energy Corp.                                          15,700     722
                                                                        -------
                                                                          1,126
                                                                        -------
Commercial Services - 0.8%
   Apollo Group, Inc., Class A * +                                8,301     322
   Convergys Corp. *                                              8,446     204
   Donnelley (R.R.) & Sons Co.                                   12,861     453
   Equifax, Inc.                                                  7,555     287
   H&R Block, Inc. +                                             19,038     457
   McKesson Corp.                                                17,848     882
   Monster Worldwide, Inc. * +                                    7,687     335
   Moody's Corp. +                                               13,962     970
   Paychex, Inc. +                                               20,216     797
   Robert Half International, Inc.                                9,947     384
   Western Union (The) Co. *                                     45,661   1,041
                                                                        -------
                                                                          6,132
                                                                        -------
Computers - 4.1%
   Affiliated Computer Services, Inc., Class A *                  7,000     354
   Apple Computer, Inc. *                                        50,312   4,613
   Cognizant Technology Solutions Corp., Class A *                8,300     677
   Computer Sciences Corp. *                                     10,110     528
   Dell, Inc. *                                                 134,543   3,665
   Electronic Data Systems Corp.                                 30,661     832
   EMC Corp. of Massachusetts * +                               136,045   1,784
   Hewlett-Packard Co.                                          162,139   6,398
   IBM Corp.                                                     90,084   8,280
   Lexmark International, Inc., Class A * +                       6,007     414
   NCR Corp. *                                                   10,792     463
   Network Appliance, Inc. *                                     22,275     873
   SanDisk Corp. * +                                             13,300     590
   Sun Microsystems, Inc. *                                     207,726   1,126
   Unisys Corp. * +                                              20,613     149
                                                                        -------
                                                                         30,746
                                                                        -------
Cosmetics/Personal Care - 2.0%
   Avon Products, Inc.                                           26,490     865
   Colgate-Palmolive Co.                                         30,524   1,985
   Estee Lauder Cos. (The), Inc., Class A +                       7,100     293
   Procter & Gamble Co.                                         187,960  11,802
                                                                        -------
                                                                         14,945
                                                                        -------
Distribution/Wholesale - 0.1%
   Genuine Parts Co. +                                           10,243     480
   Grainger (W.W.), Inc. +                                        4,529     328
                                                                        -------
                                                                            808
                                                                        -------
Diversified Financial Services - 8.3%
   American Express Co.                                          71,864   4,220
   Ameriprise Financial, Inc.                                    14,392     779
   Bear Stearns Cos. (The), Inc.                                  7,149   1,090
   Capital One Financial Corp.                                   18,101   1,410
   Charles Schwab (The) Corp.                                    61,222   1,123
   Chicago Mercantile Exchange Holdings, Inc. +                   2,100   1,125
   CIT Group, Inc.                                               11,900     619
   Citigroup, Inc.                                              292,682  14,514
   Countrywide Financial Corp.                                   36,184   1,437
   E*TRADE Financial Corp. * +                                   25,500     614
   Fannie Mae                                                    57,295   3,267
   Federated Investors, Inc., Class B +                           5,112     170
   Franklin Resources, Inc.                                       9,921   1,059
   Freddie Mac                                                   40,850   2,743
   Goldman Sachs Group, Inc.                                     25,505   4,968
   Janus Capital Group, Inc. +                                   12,207     247

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 86 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                               NUMBER   VALUE
                                                              OF SHARES (000S)
                                                              --------- -------

COMMON STOCKS - 99.0% - CONTINUED
Diversified Financial Services - 8.3% - (continued)
   JPMorgan Chase & Co.                                         205,544 $ 9,513
   Legg Mason, Inc.                                               7,701     734
   Lehman Brothers Holdings, Inc.                                31,760   2,340
   Merrill Lynch & Co., Inc.                                     52,503   4,590
   Morgan Stanley                                                63,430   4,831
   Price (T. Rowe) Group, Inc. +                                 15,572     675
   SLM Corp.                                                     24,284   1,113
                                                                        -------
                                                                         63,181
                                                                        -------
Electric - 3.2%
   AES (The), Corp. * +                                          39,138     915
   Allegheny Energy, Inc. *                                       9,685     430
   Ameren Corp. +                                                11,723     641
   American Electric Power Co., Inc.                             23,417     972
   Centerpoint Energy, Inc. +                                    18,657     305
   CMS Energy Corp. * +                                          12,083     196
   Consolidated Edison, Inc. +                                   14,621     705
   Constellation Energy Group, Inc.                              10,721     736
   Dominion Resources, Inc. of Virginia                          20,849   1,683
   DTE Energy Co. +                                              10,579     498
   Duke Energy Corp.                                             74,182   2,353
   Dynegy, Inc., Class A * +                                     19,156     130
   Edison International                                          19,434     894
   Entergy Corp.                                                 12,356   1,128
   Exelon Corp.                                                  39,590   2,404
   FirstEnergy Corp. +                                           19,495   1,167
   FPL Group, Inc. +                                             23,912   1,274
   PG&E Corp.                                                    20,596     946
   Pinnacle West Capital Corp. +                                  5,991     296
   PPL Corp. +                                                   22,550     820
   Progress Energy, Inc. +                                       15,100     721
   Public Service Enterprise Group, Inc.                         14,839     997
   Southern (The) Co. +                                          43,899   1,591
   TECO Energy, Inc. +                                           12,216     207
   TXU Corp.                                                     27,332   1,569
   Xcel Energy, Inc. +                                           24,285     558
                                                                        -------
                                                                         24,136
                                                                        -------
Electrical Components & Equipment - 0.4%
   American Power Conversion Corp.                               10,110     307
   Emerson Electric Co.                                          24,147   2,093
   Molex, Inc.                                                    8,335     267
                                                                        -------
                                                                          2,667
                                                                        -------
Electronics - 0.5%
   Agilent Technologies, Inc. *                                  24,426     778
   Applera Corp. - Applied Biosystems Group                      10,846     395
   Jabil Circuit, Inc.                                           10,600     301
   PerkinElmer, Inc.                                              7,500     162
   Sanmina-SCI Corp. *                                           32,073     119
   Solectron Corp. * +                                           54,659     182
   Symbol Technologies, Inc.                                     15,107     224
   Tektronix, Inc.                                                4,849     148
   Thermo Electron Corp. *                                       24,211   1,061
   Waters Corp. *                                                 6,078     304
                                                                        -------
                                                                          3,674
                                                                        -------
Engineering & Construction - 0.1%
   Fluor Corp. +                                                  5,191     452
Entertainment - 0.1%
                                                                        -------
   International Game Technology                                 20,078     879
Environmental Control - 0.2%
                                                                        -------
   Allied Waste Industries, Inc. *                               14,054     178
   Waste Management, Inc. +                                      31,942   1,170
                                                                        -------
                                                                          1,348
                                                                        -------
Food - 1.4%
   Campbell Soup Co.                                             12,962     493
   ConAgra Foods, Inc.                                           30,487     784
   Dean Foods Co. *                                               7,900     338
   General Mills, Inc.                                           21,041   1,177
   Heinz (H.J.) Co.                                              19,769     879
   Hershey Foods Co.                                             10,422     552
   Kellogg Co.                                                   14,668     730
   Kroger Co.                                                    42,758     918
   McCormick & Co., Inc. +                                        8,000     310
   Safeway, Inc.                                                 26,542     818
   Sara Lee Corp.                                                45,031     747
   SUPERVALU, Inc.                                               12,641     433
   Sysco Corp.                                                   36,580   1,311
   Tyson Foods, Inc., Class A +                                  15,100     240
   Whole Foods Market, Inc.                                       8,300     405
   Wrigley (Wm.) Jr. Co.                                         12,946     679
                                                                        -------
                                                                         10,814
                                                                        -------
Forest Products & Paper - 0.4%
   International Paper Co.                                       26,947     892
   MeadWestvaco Corp.                                            10,729     316
   Plum Creek Timber Co., Inc. +                                 10,589     395
   Temple-Inland, Inc.                                            6,548     256

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 87 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO (continued)

                                                               NUMBER   VALUE
                                                              OF SHARES (000S)
                                                              --------- -------

COMMON STOCKS - 99.0% - CONTINUED
Forest Products & Paper - 0.4% - (continued)
   Weyerhaeuser Co. +                                            14,669 $   949
                                                                        -------
                                                                          2,808
                                                                        -------
Gas - 0.2%
   KeySpan Corp.                                                 10,508     431
   NICOR, Inc. +                                                  2,752     136
   NiSource, Inc. +                                              16,235     400
   Peoples Energy Corp.                                           1,878      82
   Sempra Energy                                                 15,572     849
                                                                        -------
                                                                          1,898
                                                                        -------
Hand/Machine Tools - 0.1%
   Black & Decker Corp. +                                         4,450     382
   Snap - On, Inc. +                                              3,523     167
   Stanley Works (The)                                            4,368     223
                                                                        -------
                                                                            772
                                                                        -------
Healthcare - Products - 3.1%
   Bard (C.R.), Inc. +                                            6,080     500
   Bausch & Lomb, Inc. +                                          3,153     153
   Baxter International, Inc.                                    38,635   1,729
   Becton, Dickinson & Co.                                       14,497   1,040
   Biomet, Inc. +                                                14,575     551
   Boston Scientific Corp. *                                     69,728   1,103
   Johnson & Johnson                                            173,138  11,411
   Medtronic, Inc.                                               68,095   3,550
   Patterson Cos., Inc. * +                                       8,400     312
   St. Jude Medical, Inc. *                                      21,046     784
   Stryker Corp.                                                 17,436     904
   Zimmer Holdings, Inc. *                                       14,485   1,057
                                                                        -------
                                                                         23,094
                                                                        -------
Healthcare - Services - 1.4%
   Aetna, Inc.                                                   32,444   1,340
   Coventry Health Care, Inc. *                                   9,375     451
   Health Management Associates, Inc., Class A +                 14,228     292
   Humana, Inc. *                                                 9,790     530
   Laboratory Corp. of America Holdings *                         7,400     524
   Manor Care, Inc. +                                             4,339     206
   Quest Diagnostics, Inc.                                        9,636     513
   Tenet Healthcare Corp. * +                                    28,328     201
   UnitedHealth Group, Inc.                                      79,752   3,914
   WellPoint, Inc. *                                             36,702   2,777
                                                                        -------
                                                                         10,748
                                                                        -------
Home Builders - 0.3%
   Centex Corp. +                                                 7,134     395
   D.R. Horton, Inc.                                             16,100     429
   KB Home +                                                      4,628     239
   Lennar Corp., Class A +                                        8,200     430
   Pulte Homes, Inc. +                                           12,732     430
                                                                        -------
                                                                          1,923
                                                                        -------
Home Furnishings - 0.1%
   Harman International Industries, Inc. +                        3,900     405
   Whirlpool Corp. +                                              4,630     395
                                                                        -------
                                                                            800
                                                                        -------
Household Products/Wares - 0.5%
   Avery Dennison Corp.                                           5,538     374
   Clorox Co.                                                     8,915     571
   Fortune Brands, Inc. +                                         8,705     704
   Kimberly - Clark Corp.                                        27,160   1,805
                                                                        -------
                                                                          3,454
                                                                        -------
Housewares - 0.1%
   Newell Rubbermaid, Inc. +                                     16,461     469
                                                                        -------
Insurance - 4.9%
   ACE Ltd.                                                      19,217   1,092
   Aflac, Inc.                                                   29,379   1,297
   Allstate (The) Corp.                                          37,275   2,366
   AMBAC Financial Group, Inc. +                                  6,303     540
   American International Group, Inc.                           153,849  10,819
   AON Corp. +                                                   18,734     668
   Chubb Corp.                                                   24,286   1,257
   CIGNA Corp. +                                                  6,607     833
   Cincinnati Financial Corp.                                    10,330     457
   Genworth Financial, Inc., Class A                             26,900     882
   Hartford Financial Services Group, Inc.                       17,998   1,544
   Lincoln National Corp.                                        16,998   1,081
   Loews Corp.                                                   26,538   1,059
   Marsh & McLennan Cos., Inc. +                                 32,610   1,025
   MBIA, Inc. +                                                   7,964     555
   Metlife, Inc.                                                 44,944   2,640
   MGIC Investment Corp. +                                        5,027     291
   Principal Financial Group, Inc.                               15,911     919
   Progressive (The) Corp.                                       45,728   1,031
   Prudential Financial, Inc.                                    28,699   2,338
   SAFECO Corp. +                                                 6,876     416
   St. Paul Travelers Cos. (The), Inc.                           40,871   2,118
   Torchmark Corp. +                                              5,794     366

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 88 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                               NUMBER   VALUE
                                                              OF SHARES (000S)
                                                              --------- -------

COMMON STOCKS - 99.0% - CONTINUED
Insurance - 4.9% - (continued)
   UnumProvident Corp. +                                         19,263 $   395
   XL Capital Ltd., Class A                                      10,534     749
                                                                        -------
                                                                         36,738
                                                                        -------
Internet - 1.7%
   Amazon.com, Inc. * +                                          18,715     755
   eBay, Inc. *                                                  69,528   2,249
   Google, Inc., Class A *                                       12,612   6,116
   IAC/InterActiveCorp *                                         11,224     410
   Symantec Corp. * +                                            58,571   1,242
   VeriSign, Inc. * +                                            14,600     381
   Yahoo!, Inc. *                                                73,630   1,987
                                                                        -------
                                                                         13,140
                                                                        -------
Iron/Steel - 0.3%
   Allegheny Technologies, Inc. +                                 5,878     527
   Nucor Corp.                                                   18,244   1,092
   United States Steel Corp. +                                    7,275     544
                                                                        -------
                                                                          2,163
                                                                        -------
Leisure Time - 0.4%
   Brunswick Corp. +                                              5,435     176
   Carnival Corp.                                                26,368   1,292
   Harley - Davidson, Inc. +                                     15,628   1,153
   Sabre Holdings Corp., Class A                                  8,058     221
                                                                        -------
                                                                          2,842
                                                                        -------
Lodging - 0.5%
   Harrah's Entertainment, Inc.                                  10,980     864
   Hilton Hotels Corp. +                                         22,838     750
   Marriott International, Inc., Class A +                       20,500     926
   Starwood Hotels & Resorts Worldwide, Inc.                     13,011     835
   Wyndham Worldwide Corp. *                                     12,047     382
                                                                        -------
                                                                          3,757
                                                                        -------
Machinery - Construction & Mining - 0.3%
   Caterpillar, Inc.                                             38,772   2,405
Machinery - Diversified - 0.3%
   Cummins, Inc.                                                  3,046     365
   Deere & Co.                                                   13,695   1,315
   Rockwell Automation, Inc.                                     10,469     681
                                                                        -------
                                                                          2,361
                                                                        -------
Media - 3.3%
   CBS Corp., Class B                                            46,173   1,374
   Clear Channel Communications, Inc.                            29,378   1,033
   Comcast Corp., Class A *                                     123,869   5,012
   Disney (Walt) Co.                                            123,786   4,091
   Dow Jones & Co., Inc. +                                        3,551     128
   Gannett Co., Inc.                                             14,046     836
   Idearc, Inc. *                                                   857      24
   McGraw - Hill Cos. (The), Inc. +                              20,828   1,388
   Meredith Corp. +                                               2,336     126
   New York Times Co., Class A +                                  8,689     210
   News Corp., Class A                                          138,300   2,849
   Scripps (E.W.) Co., Class A +                                  4,900     239
   Time Warner, Inc.                                            240,726   4,848
   Tribune Co. +                                                 11,331     360
   Univision Communications, Inc., Class A * +                   14,291     509
   Viacom, Inc., Class B *                                       41,973   1,574
                                                                        -------
                                                                         24,601
                                                                        -------
Mining - 0.7%
   Alcoa, Inc.                                                   51,373   1,601
   Freeport - McMoRan Copper & Gold, Inc., Class B               11,795     742
   Newmont Mining Corp.                                          26,633   1,249
   Phelps Dodge Corp.                                            12,124   1,491
   Vulcan Materials Co. +                                         5,747     510
                                                                        -------
                                                                          5,593
                                                                        -------
Miscellaneous Manufacturing - 5.1%
   3M Co.                                                        44,620   3,635
   Cooper Industries Ltd., Class A +                              5,415     495
   Danaher Corp. +                                               14,104   1,031
   Dover Corp. +                                                 12,140     611
   Eastman Kodak Co. +                                           17,037     443
   Eaton Corp.                                                    8,960     691
   General Electric Co.                                         611,123  21,560
   Honeywell International, Inc.                                 48,439   2,082
   Illinois Tool Works, Inc. +                                   24,874   1,174
   Ingersoll - Rand Co. Ltd., Class A                            19,150     747
   ITT Corp.                                                     11,048     596
   Leggett & Platt, Inc. +                                       10,816     257
   Pall Corp.                                                     7,491     235
   Parker Hannifin Corp.                                          7,147     597
   Textron, Inc.                                                  7,479     729
   Tyco International Ltd.                                      119,283   3,613
                                                                        -------
                                                                         38,496
                                                                        -------
Office/Business Equipment - 0.2%
   Pitney Bowes, Inc. +                                          13,235     610

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 89 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO (continued)

                                                               NUMBER   VALUE
                                                              OF SHARES (000S)
                                                              --------- -------

COMMON STOCKS - 99.0% - CONTINUED
Office/Business Equipment - 0.2% - (continued)
   Xerox Corp. *                                                 57,858 $   955
                                                                        -------
                                                                          1,565
                                                                        -------
Oil & Gas - 8.2%
   Anadarko Petroleum Corp.                                      27,236   1,344
   Apache Corp.                                                  19,474   1,362
   Chesapeake Energy Corp. +                                     22,600     769
   Chevron Corp.                                                130,153   9,413
   ConocoPhillips                                                97,534   6,564
   Devon Energy Corp.                                            26,150   1,919
   EOG Resources, Inc.                                           14,338   1,011
   Exxon Mobil Corp.                                            352,010  27,038
   Hess Corp. +                                                  14,313     720
   Marathon Oil Corp.                                            21,178   1,999
   Murphy Oil Corp.                                              10,700     581
   Nabors Industries Ltd. * +                                    18,606     628
   Noble Corp. +                                                  8,187     632
   Occidental Petroleum Corp.                                    50,968   2,566
   Rowan Cos., Inc.                                               6,603     238
   Sunoco, Inc.                                                   7,768     529
   Transocean, Inc. *                                            17,312   1,349
   Valero Energy Corp.                                           36,300   1,999
   XTO Energy, Inc.                                              21,633   1,095
                                                                        -------
                                                                         61,756
                                                                        -------
Oil & Gas Services - 1.5%
   Baker Hughes, Inc.                                            19,603   1,439
   BJ Services Co.                                               17,790     601
   Halliburton Co.                                               61,086   2,061
   National - Oilwell Varco, Inc. * +                            10,500     698
   Schlumberger Ltd.                                             70,086   4,800
   Smith International, Inc.                                     11,900     504
   Weatherford International Ltd. *                              20,600     925
                                                                        -------
                                                                         11,028
                                                                        -------
Packaging & Containers - 0.1%
   Ball Corp. +                                                   6,228     266
   Bemis Co. +                                                    6,252     214
   Pactiv Corp. * +                                               8,382     289
   Sealed Air Corp. +                                             4,744     282
                                                                        -------
                                                                          1,051
                                                                        -------
Pharmaceuticals - 5.7%
   Abbott Laboratories                                           90,386   4,217
   Allergan, Inc. +                                               8,973   1,046
   AmerisourceBergen Corp. +                                     11,982     551
   Barr Pharmaceuticals, Inc. *                                   6,400     327
   Bristol - Myers Squibb Co.                                   116,395   2,890
   Cardinal Health, Inc.                                         24,023   1,552
   Caremark Rx, Inc.                                             25,300   1,197
   Express Scripts, Inc. *                                        8,200     559
   Forest Laboratories, Inc. *                                   18,969     924
   Gilead Sciences, Inc. *                                       27,048   1,783
   Hospira, Inc. *                                                9,388     308
   King Pharmaceuticals, Inc. *                                  14,538     240
   Lilly (Eli) & Co.                                             58,173   3,117
   Medco Health Solutions, Inc. *                                17,363     872
   Merck & Co., Inc.                                            128,840   5,735
   Mylan Laboratories, Inc.                                      12,600     256
   Pfizer, Inc.                                                 431,621  11,865
   Schering - Plough Corp.                                       87,652   1,929
   Watson Pharmaceuticals, Inc. *                                 6,152     158
   Wyeth                                                         79,714   3,849
                                                                        -------
                                                                         43,375
                                                                        -------
Pipelines - 0.4%
   El Paso Corp.                                                 41,178     601
   Kinder Morgan, Inc.                                            6,350     666
   Questar Corp.                                                  5,100     440
   Williams Cos. (The), Inc.                                     35,518     986
                                                                        -------
                                                                          2,693
                                                                        -------
Real Estate - 0.1%
   CB Richard Ellis Group, Inc., Class A * +                     10,900     359
   Realogy Corp. *                                               12,740     332
                                                                        -------
                                                                            691
                                                                        -------
Real Estate Investment Trusts - 1.1%
   Apartment Investment & Management Co., Class A                 5,900     340
   Archstone - Smith Trust                                       12,500     750
   Boston Properties, Inc. +                                      6,800     796
   Equity Office Properties Trust +                              20,771   1,001
   Equity Residential                                            17,297     921
   Kimco Realty Corp. +                                          12,200     566
   ProLogis                                                      14,634     954
   Public Storage, Inc. +                                         7,182     691
   Simon Property Group, Inc. +                                  13,086   1,335
   Vornado Realty Trust                                           7,200     908
                                                                        -------
                                                                          8,262
                                                                        -------
Retail - 5.5%
   Autonation, Inc. * +                                           8,911     184

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 90 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30,2006

                                                               NUMBER   VALUE
                                                              OF SHARES (000S)
                                                              --------- -------

COMMON STOCKS - 99.0% - CONTINUED
Retail - 5.5% - (continued)
   Autozone, Inc. *                                               3,119 $   354
   Bed Bath & Beyond, Inc. *                                     16,837     652
   Best Buy Co., Inc.                                            24,222   1,331
   Big Lots, Inc. * +                                             6,457     144
   Circuit City Stores, Inc. +                                    8,319     208
   Costco Wholesale Corp.                                        27,691   1,447
   CVS Corp.                                                     48,630   1,399
   Darden Restaurants, Inc.                                       8,254     331
   Dillard's, Inc., Class A +                                     3,634     129
   Dollar General Corp. +                                        18,613     289
   Family Dollar Stores, Inc.                                     9,162     256
   Federated Department Stores, Inc.                             32,166   1,354
   Gap (The), Inc.                                               32,135     602
   Home Depot (The), Inc.                                       122,163   4,639
   Kohl's Corp. *                                                19,346   1,346
   Limited Brands                                                20,313     644
   Lowe's Cos., Inc.                                             90,414   2,727
   McDonald's Corp.                                              72,575   3,046
   Nordstrom, Inc.                                               13,380     656
   Office Depot, Inc. *                                          16,859     638
   OfficeMax, Inc. +                                              4,424     208
   Penney (J.C.) Co., Inc. (Holding Co.)                         13,300   1,029
   RadioShack Corp. +                                             8,158     143
   Sears Holdings Corp. *                                         4,956     850
   Staples, Inc.                                                 43,297   1,103
   Starbucks Corp. *                                             44,726   1,578
   Target Corp.                                                  50,830   2,953
   Tiffany & Co. +                                                8,301     319
   TJX Cos., Inc.                                                26,830     736
   Wal - Mart Stores, Inc.                                      145,635   6,714
   Walgreen Co.                                                  59,730   2,418
   Wendy's International, Inc. +                                  7,005     228
   Yum! Brands, Inc.                                             16,130     987
                                                                        -------
                                                                         41,642
                                                                        -------
Savings & Loans - 0.4%
   Sovereign Bancorp, Inc. +                                     21,380     534
   Washington Mutual, Inc.                                       57,043   2,492
                                                                        -------
                                                                          3,026
                                                                        -------
Semiconductors - 2.7%
   Advanced Micro Devices, Inc. *                                29,344     633
   Altera Corp. *                                                21,507     428
   Analog Devices, Inc.                                          21,037     684
   Applied Materials, Inc. +                                     82,197   1,478
   Broadcom Corp., Class A *                                     27,774     912
   Freescale Semiconductor, Inc., Class B *                      24,016     959
   Intel Corp.                                                  341,529   7,292
   Kla - Tencor Corp.                                            11,911     615
   Linear Technology Corp.                                       17,962     577
   LSI Logic Corp. *                                             23,841     254
   Maxim Integrated Products, Inc. +                             19,017     599
   Micron Technology, Inc. * +                                   43,380     633
   National Semiconductor Corp.                                  17,604     426
   Novellus Systems, Inc. * +                                     7,321     229
   NVIDIA Corp. *                                                20,830     770
   PMC - ierra, Inc. * +                                         12,418      94
   QLogic Corp. *                                                 9,478     211
   Teradyne, Inc. * +                                            12,058     180
   Texas Instruments, Inc.                                       90,695   2,680
   Xilinx, Inc. +                                                20,236     542
                                                                        -------
                                                                         20,196
                                                                        -------
Software - 3.8%
   Adobe Systems, Inc. *                                         34,314   1,377
   Autodesk, Inc. *                                              13,876     571
   Automatic Data Processing, Inc.                               32,859   1,585
   BMC Software, Inc. *                                          12,199     397
   Citrix Systems, Inc. * +                                      10,969     315
   Computer Associates International, Inc. +                     24,509     532
   Compuware Corp. *                                             22,072     185
   Electronic Arts, Inc. *                                       18,150   1,014
   Fidelity National Information Services, Inc.                   9,600     383
   First Data Corp. +                                            45,261   1,143
   Fiserv, Inc. *                                                10,374     530
   IMS Health, Inc. +                                            12,097     332
   Intuit, Inc. *                                                20,198     636
   Microsoft Corp.                                              511,292  14,996
   Novell, Inc. * +                                              20,341     128
   Oracle Corp. *                                               238,809   4,545
   Parametric Technology Corp. * +                                6,692     130
                                                                        -------
                                                                         28,799
                                                                        -------
Telecommunications - 6.2%
   ADC Telecommunications, Inc. * +                               7,018      97
   Alltel Corp.                                                  23,141   1,313
   AT&T, Inc. +                                                 229,963   7,798
   Avaya, Inc. *                                                 26,151     334

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 91 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

EQUITY INDEX PORTFOLIO (continued)

                                                            NUMBER     VALUE
                                                           OF SHARES   (000S)
                                                          ----------- --------

COMMON STOCKS - 99.0% - CONTINUED
Telecommunications - 6.2% - (continued)
   BellSouth Corp.                                            107,456 $  4,791
   CenturyTel, Inc. +                                           6,978      297
   Ciena Corp. * +                                              5,015      126
   Cisco Systems, Inc. *                                      361,436    9,715
   Citizens Communications Co. +                               19,334      274
   Comverse Technology, Inc. * +                               12,067      236
   Corning, Inc. *                                             92,326    1,991
   Embarq Corp.                                                 8,875      457
   JDS Uniphase Corp. * +                                      12,593      233
   Juniper Networks, Inc. * +                                  33,700      717
   Lucent Technologies, Inc. *                                267,494      682
   Motorola, Inc.                                             145,006    3,215
   QUALCOMM, Inc.                                              97,782    3,578
   Qwest Communications International, Inc. * +                94,703      728
   Sprint Nextel Corp.                                        176,910    3,451
   Tellabs, Inc. *                                             26,662      268
   Verizon Communications, Inc.                               171,546    5,994
   Windstream Corp.                                            28,584      398
                                                                      --------
                                                                        46,693
                                                                      --------
Textiles - 0.0%
   Cintas Corp.                                                 8,023      339
                                                                      --------
Toys, Games & Hobbies - 0.1%
   Hasbro, Inc. +                                               9,771      262
   Mattel, Inc.                                                22,517      494
                                                                      --------
                                                                           756
                                                                      --------
Transportation - 1.6%
   Burlington Northern Santa Fe Corp.                          21,438    1,611
   CSX Corp.                                                   26,476      949
   FedEx Corp.                                                 18,138    2,094
   Norfolk Southern Corp.                                      24,507    1,207
   Ryder System, Inc. +                                         3,649      190
   Union Pacific Corp.                                         15,960    1,445
   United Parcel Service, Inc., Class B                        64,007    4,988
                                                                      --------
                                                                        12,484
                                                                      --------
Total Common Stocks
                                                                      --------
(Cost $548,340)                                                        748,486

WARRANTS - 0.0%
   Raytheon Co., Exp. 6/16/11, Strike $37.50 *                    987       16
                                                                      --------
Total Warrants
                                                                      --------
   (Cost $ - )                                                              16

INVESTMENT COMPANY - 6.6%
   Northern Institutional Funds -
       Liquid Assets Portfolio/(2)/                        50,225,467   50,225
                                                                      --------
Total Investment Company
                                                                      --------
(Cost $50,225)                                                          50,225

                                                           PRINCIPAL
                                                            AMOUNT     VALUE
                                                            (000S)     (000S)
                                                          ----------- --------

SHORT - TERM INVESTMENTS - 0.9%
   Societe Generale, Grand Cayman,
       Eurodollar Time Deposit,
       5.31%, 12/1/06                                     $     6,150    6,151
   U.S. Treasury Bill,/(3)/
       4.89%, 2/22/07                                             940      929
                                                                      --------
Total Short - Term Investments
                                                                      --------
(Cost $7,080)                                                            7,080
                                                                      --------
Total Investments - 106.5%
                                                                      --------
(Cost $ 605,645)                                                       805,807
   Liabilities less Other Assets - (6.5)%                              (49,356)
                                                                      --------
NET ASSETS - 100.0%                                                   $756,451
                                                                      --------
--------
(1) Investment in affiliate
(2) Investment relates to cash collateral received from portfolio securities loaned.
(3) Security pledged as collateral to cover margin requirements for open futures contracts.

*   Non - Income Producing Security
+   Security is either wholly or partially on loan.

At November 30, 2006, the Equity Index Portfolio had open futures contracts as follows:

                                         NOTIONAL
                               NUMBER OF  AMOUNT  CONTRACT CONTRACT UNREALIZED
TYPE                           CONTRACTS  (000S)  POSITION   EXP.   GAIN (000S)
----                           --------- -------- -------- -------- -----------
S&P 500                               25   $8,768   Long    12/06          $212
                                      ==   ======   ====    =====          ====

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 92 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30,2006

At November 30, 2006, the industry sectors for the Equity Index Portfolio were:

                                                                 % OF LONG TERM
INDUSTRY SECTOR                                                   INVESTMENTS
---------------                                                  --------------
Consumer Discretionary                                                     10.4%
Consumer Staples                                                            9.2
Energy                                                                     10.2
Financials                                                                 21.6
Health Care                                                                12.1
Industrials                                                                10.9
Information Technology                                                     15.7
Materials                                                                   3.0
Telecommunication Services                                                  3.4
Utilities                                                                   3.5
                                                                          -----
Total                                                                     100.0%

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 93 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

BALANCED PORTFOLIO

                                                                NUMBER   VALUE
                                                               OF SHARES (000S)
                                                               --------- ------
COMMON STOCKS - 62.3%
Aerospace/Defense - 4.6%
   Boeing (The) Co.                                                9,550 $  845
   Lockheed Martin Corp.                                          18,900  1,710
   Northrop Grumman Corp.                                         25,025  1,675
   Raytheon Co.                                                   33,400  1,705
                                                                         ------
                                                                          5,935
                                                                         ------
Auto Parts & Equipment - 0.5%
   Autoliv, Inc. +                                                11,000    645
Banks - 2.4%
   Bank of America Corp.                                          37,800  2,036
   Wachovia Corp. +                                               20,450  1,108
                                                                         ------
                                                                          3,144
                                                                         ------
Beverages - 0.5%
   Pepsi Bottling Group, Inc.                                     21,825    684
                                                                         ------
Chemicals - 0.9%
   Bayer A.G. ADR                                                 21,475  1,109
                                                                         ------
Commercial Services - 1.6%
   Accenture Ltd., Class A                                        36,300  1,223
   McKesson Corp.                                                 15,950    788
                                                                         ------
                                                                          2,011
                                                                         ------
Computers - 3.3%
   Hewlett-Packard Co.                                            55,750  2,200
   IBM Corp.                                                       9,850    906
   Lexmark International, Inc., Class A * +                       17,300  1,193
                                                                         ------
                                                                          4,299
                                                                         ------
Diversified Financial Services - 6.6%
   Citigroup, Inc.                                                43,575  2,161
   Countrywide Financial Corp.                                    20,250    804
   Goldman Sachs Group, Inc.                                      10,850  2,113
   JPMorgan Chase & Co.                                           16,375    758
   Lehman Brothers Holdings, Inc.                                 25,575  1,884
   Morgan Stanley                                                 10,525    802
                                                                         ------
                                                                          8,522
                                                                         ------
Electric - 0.6%
   Alliant Energy Corp. +                                         10,250    399
   Reliant Energy, Inc. * +                                       27,900    374
                                                                         ------
                                                                            773
                                                                         ------
Environmental Control - 0.6%
   Waste Management, Inc.                                         23,025    843
                                                                         ------
Food - 3.6%
   Campbell Soup Co.                                              28,925  1,101
   General Mills, Inc.                                            33,475  1,873
   Kraft Foods, Inc., Class A +                                   28,650  1,004
   Kroger Co.                                                     30,925    664
                                                                         ------
                                                                          4,642
                                                                         ------
Gas - 0.3%
   NiSource, Inc.                                                 17,625    435
                                                                         ------

Healthcare - Services - 0.5%
   Humana, Inc. *                                                 11,575    626
                                                                         ------
Insurance - 4.7%
   Allstate (The) Corp.                                           12,275    779
   AMBAC Financial Group, Inc. +                                  15,650  1,340
   Genworth Financial, Inc., Class A                              37,575  1,233
   Hartford Financial Services Group, Inc.                        12,750  1,093
   Prudential Financial, Inc.                                      9,425    768
   St. Paul Travelers Cos. (The), Inc.                            16,575    859
                                                                         ------
                                                                          6,072
                                                                         ------
Iron/Steel - 0.9%
   Nucor Corp.                                                    20,200  1,209
                                                                         ------
Leisure Time - 0.6%
   Harley-Davidson, Inc.                                           9,675    714
                                                                         ------
Media - 2.0%
   Comcast Corp., Class A *                                       21,200    858
   Disney (Walt) Co.                                              51,925  1,716
   Idearc, Inc. * +                                                  786     21
                                                                         ------
                                                                          2,595
                                                                         ------
Mining - 0.8%
   Freeport-McMoRan Copper & Gold, Inc., Class B +                16,525  1,039
Miscellaneous Manufacturing - 2.0%
   Eaton Corp.                                                    22,275  1,717
   General Electric Co.                                           26,275    927
                                                                         ------
                                                                          2,644
                                                                         ------
Oil & Gas - 5.8%
   Devon Energy Corp.                                             14,025  1,029
   Exxon Mobil Corp.                                              51,575  3,961
   Marathon Oil Corp.                                             18,750  1,770
   Occidental Petroleum Corp.                                     13,850    697
                                                                         ------
                                                                          7,457
                                                                         ------
Oil & Gas Services - 0.5%
   Tidewater, Inc. +                                              11,550    639
                                                                         ------
Pharmaceuticals - 5.2%
   AstraZeneca PLC ADR                                             9,300    539
   Cardinal Health, Inc.                                          11,750    759

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 94 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                               NOVEMBER 30,2006

                                                                   NUMBER   VALUE
                                                                  OF SHARES (000S)
                                                                  --------- -------

COMMON STOCKS - 62.3% - CONTINUED
Pharmaceuticals - 5.2% - (continued)
   Caremark Rx, Inc.                                                 13,975 $   661
   Endo Pharmaceuticals Holdings, Inc. *                             20,700     561
   GlaxoSmithKline PLC ADR                                           15,475     822
   Merck & Co., Inc.                                                 36,375   1,619
   Pfizer, Inc.                                                      66,425   1,826
                                                                            -------
                                                                              6,787
                                                                            -------
Retail - 5.6%
   Circuit City Stores, Inc.                                         22,875     571
   Kohl's Corp. *                                                    14,600   1,016
   McDonald's Corp.                                                  33,100   1,389
   Nordstrom, Inc.                                                   38,800   1,902
   Office Depot, Inc. *                                              19,175     726
   Penney (J.C.) Co., Inc. +                                         11,425     884
   TJX Cos., Inc.                                                    27,150     744
                                                                            -------
                                                                              7,232
                                                                            -------
Semiconductors - 0.6%
   Micron Technology, Inc. *                                         53,925     787
Software - 1.3%
                                                                            -------
   Microsoft Corp.                                                   58,450   1,714
                                                                            -------
Telecommunications - 6.3%
   Amdocs Ltd. *                                                     24,725     953
   Cisco Systems, Inc. *                                            106,950   2,875
   Embarq Corp.                                                      11,675     601
   Motorola, Inc.                                                    81,675   1,811
   Nokia OYJ ADR +                                                   70,275   1,421
   Verizon Communications, Inc.                                      15,725     549
                                                                            -------
                                                                              8,210
                                                                            -------
Total Common Stocks
                                                                            -------
(Cost $70,505)                                                               80,767

PREFERRED STOCKS - 0.3%
Diversified Financial Services - 0.2%
   Merrill Lynch & Co., Inc. +                                        9,250     240
                                                                            -------
Insurance - 0.1%
   Metlife, Inc. +                                                    8,075     211
                                                                            -------
Total Preferred Stocks
(Cost $437)                                                                     451
                                                                            -------

                                                                  PRINCIPAL
                                                                   AMOUNT   VALUE
                                                                   (000S)   (000S)
                                                                  --------- -------
ASSET - BACKED SECURI TIES - 8.6%
Automobile - 1.7%
   Chase Manhattan Auto Owner Trust,
       Series 2005 - A, Class A3,
       3.87%, 6/15/09                                              $    250 $   247
   Daimler Chrysler Auto Trust,
       Series 2005 - A, Class A4,
       3.74%, 2/8/10                                                    420     413
   Honda Auto Receivables Owner Trust,
       Series 2005 - 3, Class A3,
       3.87%, 4/20/09                                                   260     258
   Nissan Auto Receivables Owner Trust,
       Series 2005 - A, Class A4,
       3.82%, 7/15/10                                                   420     413
   USAA Auto Owner Trust, Series 2005 - 4, Class A4,
       4.89%, 8/15/12                                                   420     420
   WFS Financial Owner Trust, Series 2004 - 2,
       Class A4,
       3.54%, 11/21/11                                                  193     191
   WFS Financial Owner Trust, Series 2005 - 3,
       Class A3A,
       4.25%, 6/17/10                                                   271     270
                                                                            -------
                                                                              2,212
                                                                            -------
Commercial Mortgage Services - 6.7%
   Bear Stearns Commercial Mortgage Securities,
       Series 2005 - PWR9, Class A2,
       4.74%, 9/11/42                                                   640     635
   Bear Stearns Commercial Mortgage Securities,
       Series 2006 - PW13, Class A4,
       5.54%, 9/11/41                                                   635     654
   Chase Manhattan Bank - First Union National Bank,
       Series 1999 - 1, Class A2,
       7.44%, 8/15/31                                                   175     184
   Commercial Mortgage Acceptance Corp.,
       Series 1998 - C2, Class A3,
       6.04%, 9/15/30                                                   410     414
   Commercial Mortgage Acceptance Corp.,
       Series 1999 - C1, Class A2,
       7.03%, 6/15/31                                                   311     323
   Commercial Mortgage Asset Trust, Series 1999 - C1,
       Class A3,
       6.64%, 1/17/32                                                   515     531
   Credit Suisse First Boston Mortgage Securities
       Corp., Series 2002 - CKN2, Class A3,
       6.13%, 4/15/37                                                   120     126

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 95 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

BALANCED PORTFOLIO (continued)

                                                          PRINCIPAL
                                                           AMOUNT   VALUE
                                                           (000S)   (000S)
                                                          --------- -------
ASSET - BACKED SECURITIES - 8.6% - CONTINUED
Commercial Mortgage Services - 6.7% - (continued)
   Credit Suisse First Boston Mortgage Securities
       Corp., Series 2004 - C5, Class A2,
       4.18%, 11/15/37                                         $445 $   435
   DLJ Commercial Mortgage Corp.,
       Series 1998 - CF2, Class A1B,
       6.24%, 11/12/31                                          234     238
   DLJ Commercial Mortgage Corp.,
       Series 1999 - CG1, Class A1B,
       6.46%, 3/10/32                                           205     210
   GMAC Commercial Mortgage Securities, Inc.,
       Series 1999 - C1, Class A2,
       6.18%, 5/15/33                                            47      48
   GMAC Commercial Mortgage Securities, Inc.,
       Series 2002 - C3, Class A2,
       4.93%, 7/10/39                                           200     199
   Greenwich Capital Commercial Funding Corp.,
       Series 2005 - GG3, Class A2,
       4.31%, 8/10/42                                           150     147
   Greenwich Capital Commercial Funding Corp.,
       Series 2006 - GG7, Class A4,
       5.91%, 7/10/38                                           420     447
   JP Morgan Chase Commercial Mortgage Securities
       Corp., Series 2003 - C1, Class A1,
       4.28%, 1/12/37                                           153     151
   JP Morgan Chase Commercial Mortgage Securities
       Corp., Series 2005 - LDP1, Class A2,
       4.63%, 3/15/46                                           150     149
   LB Commercial Conduit Mortgage Trust,
       Series 1998 - C1, Class A3,
       6.48%, 2/18/30                                           335     337
   LB - UBS Commercial Mortgage Trust,
       Series 2005 - C3, Class A2,
       4.55%, 7/15/30                                           441     436
   LB - UBS Commercial Mortgage Trust,
       Series 2005 - C5, Class A2,
       4.89%, 9/15/30                                           305     304
   LB - UBS Commercial Mortgage Trust,
       Series 2006 - C6, Class A4,
       5.37%, 9/15/39                                           635     630
   Merrill Lynch Mortgage Trust, Series 2004 - BPC1,
       Class A2,
       4.07%, 10/12/41                                          305     298
   Morgan Stanley Capital I, Series 2003 - T11,
       Class A4,
       5.15%, 6/13/41                                           635     638

ASSET - BACKED SECURITIES - 8.6% - CONTINUED
Commercial Mortgage Services - 6.7% - (continued)
   Morgan Stanley Capital I, Series 2006 - HQ9,
       Class A4,
       5.73%, 7/12/44                                          $485 $   506
   Morgan Stanley Dean Witter Capital I,
       Series 2001 - TOP3, Class A4,
       6.39%, 7/15/33                                           635     668
                                                                    -------
                                                                      8,708
                                                                    -------
Credit Card - 0.1%
   Citibank Credit Card Issuance Trust,
       Series 2003 - A8, Class A8,
       3.50%, 8/16/10                                            65      64
                                                                    -------
Whole Loan - 0.1%
   Washington Mutual, Inc., Series 2003 - AR7,
       Class A5,
       3.07%, 8/25/33                                           143     140
                                                                    -------
Total Asset - Backed Securities
                                                                    -------
(Cost $11,144)                                                       11,124

CORPORATE BONDS - 9.4%
Auto Parts & Equipment - 0.1%
   Lear Corp.,
       8.11%, 5/15/09 +                                         130     137
                                                                    -------
Banks - 0.4%
   JPMorgan chase Bank N.A.,
       5.88%, 6/13/16                                           420     439
   RBS Capital Trust III,
       5.51%, 9/29/49                                           130     129
                                                                    -------
                                                                        568
Diversified Financial Services - 3.9%
   Allstate Life Global Funding Trusts,
       4.50%, 5/29/09 +                                         315     312
   American General Finance Corp.,
       5.38%, 10/1/12                                           265     267
   ANZ Capital Trust,
       4.48%, 1/29/49/(1)(2)/                                   210     205
   Caterpillar Financial Services Corp.,
       4.15%, 1/15/10 +                                         270     263
   Citigroup, Inc.,
       5.00%, 9/15/14                                           230     227
   General Electric Capital Corp.,
       5.88%, 2/15/12                                           945     982

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 96 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                            PRINCIPAL
                                                             AMOUNT   VALUE
                                                             (000S)   (000S)
                                                            --------- ------

CORPORATE BONDS - 9.4% - CONTINUED
Diversified Financial Services - 3.9% - (continued)
   Goldman Sachs Group, Inc.,
       5.75%, 10/1/16 +                                          $210 $  216
   HSBC Finance Corp.,
       5.70%, 6/1/11 +                                            390    400
   International Lease Finance Corp.,
       5.40%, 2/15/12                                             340    344
   Lehman Brothers Holdings, Inc.,
       5.75%, 5/17/13                                             165    170
   Merrill Lynch & Co., Inc.,
       6.05%, 5/16/16                                             255    268
   Morgan Stanley,
       5.75%, 10/18/16                                            400    412
   Nelnet, Inc.,
       5.13%, 6/1/10 +                                            220    216
   Residential Capital Corp.,
       6.38%, 6/30/10                                             390    399
   Swiss Re Capital I LP,/(1)(2)/
       6.85%, 5/29/49 +                                           250    266
   UBS Preferred Funding Trust V,
       6.24%, 5/29/49 +                                           130    137
                                                                      ------
                                                                       5,084
                                                                      ------
Electric - 0.5%
   AES Corp.,
       9.50%, 6/1/09/(1)/                                         240    257
   PSEG Power LLC,
       5.50%, 12/1/15                                             130    129
   Public Service Electric & Gas,
       4.00%, 11/1/08                                             255    250
                                                                      ------
                                                                         636
                                                                      ------
Healthcare - Services - 0.3%
   HCA, Inc.,/(1)/
       9.13%, 11/15/14 +                                          150    156
   UnitedHealth Group, Inc.
       4.88%, 3/15/15 +                                           250    244
                                                                      ------
                                                                         400
                                                                      ------
Holding Companies - Diversified - 0.2%
   Kansas City Southern Railway,
       9.50%, 10/1/08                                             245    256
                                                                      ------
Insurance - 0.6%
   Genworth Financial, Inc.,
       6.15%, 11/15/66                                            180    183
   Lincoln National Corp.,
       7.00%, 5/17/66                                             155    166
   Protective Life Secured Trust,
       4.85%, 8/16/10 +                                           185    184
   Reinsurance Group of America, Inc.,
       6.75%, 12/15/65                                            245    248
                                                                      ------
                                                                         781
                                                                      ------
Lodging - 0.1%
   Harrah's Operating Co., Inc.,
       6.50%, 6/1/16                                              210    188
Media - 0.7%
   Charter Communications Operating LLC/Charter
       Communications Operating Capital, /(1) (2)/
       8.00%, 4/30/12 +                                           210    216
   Comcast Corp.,
       4.95%, 6/15/16                                             395    375
   Time Warner, Inc.,
       5.88%, 11/15/16 +                                          295    297
                                                                      ------
                                                                         888
                                                                      ------
Oil & Gas - 0.9%
   Chesapeake Energy Corp.,
       7.50%, 6/15/14                                             150    155
   Devon Financing Corp. ULC,
       6.88%, 9/30/11                                             200    214
   Premcor Refining Group (The), Inc.,
       9.50%, 2/1/13                                              110    119
       6.75%, 5/1/14                                              340    350
   XTO Energy, Inc.,
       5.30%, 6/30/15 +                                           265    261
                                                                      ------
                                                                       1,099
                                                                      ------
Oil & Gas Services - 0.1%
   Dresser-Rand Group, Inc.,
       7.38%, 11/1/14                                             170    171
                                                                      ------
Pipelines - 0.4%
   Consolidated Natural Gas Co.,
       5.00%, 3/1/14                                              290    284
                                                                      ------
   Williams Cos., Inc.,
                                                                      ------
       8.13%, 3/15/12                                             180    193
                                                                         477
                                                                      ------
Real Estate - 0.2%
   EOP Operating LP,
                                                                      ------
       7.00%, 7/15/11                                             195    212
                                                                      ------

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 97 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

SCHEDULE OF INVESTMENTS

BALANCED PORTFOLIO (continued)

                                                             PRINCIPAL
                                                              AMOUNT    VALUE
                                                              (000S)    (000S)
                                                            ----------- -------
CORPORATE BONDS - 9.4% - CONTINUED
Real Estate Investment Trusts - 0.1%
   iStar Financial, Inc.,
     5.88%, 3/15/16                                         $       150 $   151
                                                                        -------
Retail - 0.2%
   Home Depot, Inc.,
     5.40%, 3/1/16                                                  210     209
                                                                        -------
Telecommunications - 0.7%
   Sprint Capital Corp.,
     6.90%, 5/1/19 +                                                165     175
   Verizon of New England, Inc.,
     6.50%, 9/15/11 +                                               670     696
                                                                        -------
                                                                            871
                                                                        -------
Total Corporate Bonds
(Cost $12,037)                                                           12,128

FOREIGN ISSUER BONDS - 1.5%
Banks - 0.7%
   Lloyds TSB Group PLC, /(1) (2)/
     6.27%, 12/31/49                                                270     274
   Shinsei Finance Cayman Ltd., /(1) (2)/
     6.42%, 1/29/49                                                 290     295
   Sumitomo Mitsui Banking Corp., /(1) (2)/
     5.63%, 7/29/49                                                 275     273
                                                                        -------
                                                                            842
                                                                        -------
Diversified Financial Services - 0.5%
   Galaxy Entertainment Finance Co. Ltd., /(1) (2)/
     9.88%, 12/15/12                                                200     213
   MUFG Capital Finance 1 Ltd.,
     6.35%, 7/29/49 +                                               415     429
                                                                        -------
                                                                            642
                                                                        -------
Insurance - 0.1%
   Allied World Assurance Holdings Ltd. of Bermuda,
     7.50%, 8/1/16                                                  135     148
                                                                        -------
Telecommunications - 0.2%
   Telefonos de Mexico S.A. de C.V.,
     4.75%, 1/27/10                                                 280     277
                                                                        -------
Total Foreign Issuer Bonds
(Cost $1,874)                                                             1,909

                                                             PRINCIPAL
                                                              AMOUNT    VALUE
                                                              (000S)    (000S)
                                                            ----------- -------
U.S. GOVERNMENT AGENCIES - 9.9% /(3 )/
Fannie Mae - 5.1%
     3.25%, 8/15/08 +                                       $       695 $   677
     5.40%, 4/13/09                                               1,790   1,791
     5.75%, 6/29/09                                               3,000   3,007
     Pool #840577,
     5.00%, 10/1/20                                               1,211   1,200
                                                                        -------
                                                                          6,675
                                                                        -------
Federal Home Loan Bank - 1.4%
     4.90%, 11/21/07                                              1,820   1,817
                                                                        -------
Freddie Mac - 0.4%
     5.00%, 2/8/08                                                  536     536
                                                                        -------
Freddie Mac Gold - 3.0%
   Pool #A51296,
     6.00%, 8/1/36                                                2,113   2,137
   Pool #A53650,
     5.50%, 11/1/36                                               1,730   1,724
                                                                        -------
                                                                          3,861
                                                                        -------
Total U.S. Government Agencies
(Cost $12,824)                                                           12,889

U.S. GOVERNMENT OBLIGATIONS - 2.2%
U.S. Treasury Notes - 2.2%
     3.13%, 1/31/07 +                                                86      86
     4.88%, 8/31/08 +                                               455     456
     4.63%, 10/31/11 +                                            2,184   2,200
     4.63%, 11/15/16                                                 51      52
                                                                        -------
                                                                          2,794
                                                                        -------
Total U.S. Government Obligations
(Cost $2,779)                                                             2,794

                                                              NUMBER    VALUE
                                                             OF SHARES  (000S)
                                                            ----------- -------
INVESTMENT COMPANIES - 13.0%
   Northern Institutional Funds - Liquid Assets
     Portfolio /(4)/                                         15,345,234  15,345
   Standard & Poor's Depository Receipts Trust Series 1 +        11,200   1,574
                                                                        -------
Total Investment Companies
(Cost $16,778)                                                           16,919

See Notes to the Financial Statements.

EQUITY PORTFOLIOS 98 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

                                                            PRINCIPAL
                                                             AMOUNT    VALUE
                                                             (000S)    (000S)
                                                            --------- --------
SHORT-TERM INVESTMENT - 4.2%
   Societe Generale, Grand Cayman, Eurodollar Time
     Deposit, 5.31%, 12/1/06                                   $5,504 $  5,504
                                                                      --------
Total Short-Term Investment
                                                                      --------
(Cost $ 5,504)                                                           5,504
Total Investments - 111.4%
                                                                      --------
(Cost $ 133,882)                                                       144,485
   Liabilities less Other Assets - (11.4)%                             (14,753)
                                                                      --------
NET ASSETS - 100.0%                                                   $129,732
--------
(1) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2) Restricted security that has been deemed illiquid. At November 30, 2006, the value of these restricted illiquid securities amounted to approximately $1,742,000 or 1.3% of net assets. Additional information on each restricted illiquid security is as follows:

                                                                    ACQUISITION
                                                      ACQUISITION      COST
SECURITY                                                 DATE         (000S)
--------                                            --------------- -----------
ANZ Capital Trust,
4.48%, 1/29/49                                          9/21/06            $204

Charter Communications Operating LLC/
Charter Communications Operating
Capital,
8.00%, 4/30/12                                         10/12/06             214

Galaxy Entertainment Finance Co. Ltd.,
9.88%, 12/15/12                                        11/30/06             212

Lloyds TSB Group PLC,
6.27%, 12/31/49                                         11/6/06             270

Shinsei Finance Cayman Ltd.,
6.42%, 1/29/49                                      2/16/06-2/17/06         292

Sumitomo Mitsui Banking Corp.,
5.63%, 7/29/49                                          7/15/05             274

Swiss Re Capital I LP,
6.85%, 5/29/49                                          5/4/06              250

(3) The obligations of certain U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.
(4) Investment relates to cash collateral received from portfolio securities loaned.
*   Non-Income Producing Security
+   Security is either wholly or partially on loan.

At November 30, 2006, the industry sectors for the Balanced Portfolio were:

                                                                % OF LONG-TERM
INDUSTRY SECTOR                                                  INVESTMENTS
---------------                                                 --------------
Consumer Discretionary                                                    13.5%
Consumer Staples                                                           6.4
Energy                                                                     9.8
Financials                                                                23.8
Health Care                                                                9.9
Industrials                                                               11.4
Information Technology                                                    18.2
Materials                                                                  4.1
Telecommunication Services                                                 1.4
Utilities                                                                  1.5
                                                                         -----
Total                                                                    100.0%

At November 30, 2006, the credit quality distribution (unaudited) for the Balanced Portfolio as a percentage of investments including cash was:

QUALITY DISTRIBUTION *                                                     %
----------------------                                                   -----
AAA                                                                       67.9%
AA                                                                         7.1
A                                                                          9.6
BBB                                                                       11.1
BB                                                                         1.2
B or lower                                                                 3.1
                                                                         -----
Total                                                                    100.0%
--------
* Standard & Poor's Rating Services

See Notes to the Financial Statements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 99 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

NOTES TO THE FINANCIAL STATEMENTS


----------------
1   ORGANIZATION
----------------
Northern Institutional Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 22 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The International Growth, International Equity Index, Small Company Growth, Small Company Index, Mid Cap Growth, Focused Growth, Diversified Growth, Equity Index and Balanced Portfolios (collectively, the "Portfolios" or "Equity Portfolios") are separate investment portfolios of the Trust, all of which are diversified portfolios. Presented herein are the financial statements for the Equity Portfolios.

Northern Trust Investments, N.A. ("NTI") and Northern Trust Global Investments Limited ("NTGIL"), each a direct or indirect subsidiary of The Northern Trust Company ("Northern Trust"), serve jointly as the investment advisers for the International Growth and Balanced Portfolios. NTI serves as the investment adviser for each of the other Portfolios. Northern Trust also serves as the custodian and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") serve as the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor.

Each of the Equity Portfolios is authorized to issue three classes: Class A, C and D. Each class is distinguished by the level of administrative, liaison and transfer agent services provided. At November 30, 2006, Class A, Class C and Class D shares were outstanding for certain Portfolios.

-----------------------------------
2   SIGNIFICANT ACCOUNTING POLICIES
-----------------------------------
The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - Securities are valued at their fair value. Securities traded on U.S. securities exchanges or in the Nasdaq Stock Market, Inc. are principally valued at the regular trading session closing price on the exchange or market in which such securities are principally traded. If any such security is not traded on a valuation date, it is valued at the most recent quoted bid price. Over-the-counter securities not reported in the Nasdaq Stock Market, Inc. are also generally valued at the most recent quoted bid price. Fixed income securities, however, may be valued on the basis of evaluated prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. Such prices may be determined taking into account securities prices, yields, maturities, call features, ratings, institutional size trading in similar groups of securities and developments related to specific securities.

The values of securities of foreign issuers are generally based upon market quotations which, depending upon local convention or regulation, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time. Foreign fixed income securities, however, may, like domestic fixed income securities, be valued based on prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities.

Shares of open-end investment companies are valued at net asset value ("NAV"). Spot and forward foreign currency exchange contracts are generally valued using an independent pricing service. Exchange-traded financial futures and options are valued at the settlement price as established by the exchange on which they are traded. Over-the-counter options are valued at broker-provided prices, as are swaps, caps, collars, and floors. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. Short-term investments are valued at amortized cost, which the investment advisers have determined, pursuant to Board of Trustees authorization, approximates fair value.

Any securities for which market quotations are not readily available or are believed to be incorrect are valued at fair value as determined in good faith by the investment advisers under the supervision of the Board of Trustees. The Trust, in its discretion, may make adjustments to the prices of securities held by a Portfolio if an event occurs after the publication of market values normally used by a Portfolio but before the time as of which the Portfolio calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance. This may occur particularly with respect to certain foreign securities held by a Portfolio, in which case the Trust may use adjustment factors obtained from an independent evaluation service that are intended to reflect more accurately the fair value of those securities as of the time the Portfolio's

                EQUITY PORTFOLIOS 100 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

NAV is calculated. The use of fair valuation involves the risk that the values used by the Portfolios to price their investments may be higher or lower than the values used by other unaffiliated investment companies and investors to price the same investments.

B) FUTURES CONTRACTS - Each Portfolio may invest in long or short futures contracts for hedging purposes, to increase total return (i.e., for speculative purposes) or to maintain liquidity. The Portfolio bears the market risk arising from changes in the value of these financial instruments. At the time a Portfolio enters into a futures contract it is required to make a margin deposit with the custodian of a specified amount of liquid assets. Subsequently, as the market price of the futures contract fluctuates, gains or losses are recorded and payments are made, on a daily basis, between the Portfolio and the broker. The Statements of Operations reflect gains or losses, if any, as realized for closed futures contracts and as unrealized for open futures contracts.

At November 30, 2006, the International Equity Index, Small Company Index and Equity Index Portfolios had entered into exchange-traded long futures contracts. The aggregate market value of assets pledged to cover margin requirements for open positions was approximately $737,000, $109,000 and $929,000, respectively.

C) FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the forward rates on the New York exchange normally at approximately 3:00 P.M. Central time. The cost of purchases and proceeds from sales of investments, interest and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gains or losses, if any, on investments resulting from changes in foreign exchange rates are included in the Statements of Operations with net realized and unrealized gains (losses) on investments. The realized gains or losses, if any, on translations of other assets and liabilities denominated in foreign currencies are included in foreign currency transactions in the Statements of Operations.

D) FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Certain Portfolios are authorized to enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions, or as a cross-hedge transaction or for speculative purposes. The objective of a Portfolio's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of a Portfolio's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. All forward foreign currency exchange contracts are "marked-to-market" daily at the applicable exchange rates and any resulting unrealized gains or losses are recorded in the financial statements. The Portfolios record realized gains or losses at the time the forward foreign currency exchange contract is offset by entering into a closing transaction or is extinguished by delivery of the currency.

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Statements of Operations reflect gains or losses, if any, as realized in foreign currency transactions and as unrealized in foreign currency transactions and forward foreign currency exchange contracts.

E) WHEN-ISSUED/DELAYED DELIVERY SECURITIES - Certain Portfolios may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolio enters into the commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until settlement takes place. At the time the Portfolio enters into this type of transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-Issued securities at November 30, 2006, are noted in each of the Portfolios' Schedule of Investments and Statement of Assets and Liabilities.

F) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Portfolios determine the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the effective yield method. The interest rates reflected in the Schedules of Investments represent either the stated coupon rate, annualized yield on date of purchase for discount notes, the current reset rate for floating rate securities or, for interest-only or principal-only securities, the current effective yield. Dividend income is recognized on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 101 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

G) EXPENSES - Each Portfolio is charged for those expenses that are directly attributable to that Portfolio. Certain expenses arising in connection with a class of shares are charged to that class of shares. Expenses incurred which do not specifically relate to an individual Portfolio are allocated among the Portfolios in proportion to each Portfolio's relative net assets.

H) REDEMPTION FEES - The International Growth and International Equity Index Portfolios charge a 2 percent redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Portfolios use a first-in, first-out ("FIFO") method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Portfolios, and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Portfolios. The redemption fee may be collected by deduction from the redemption proceeds, or, if assessed after the redemption transaction, through a separate billing. The redemption fee does not apply to certain types of redemptions as described in the Portfolios' prospectus.

Redemption fees for the fiscal year ended November 30, 2006, were approximately $1,000 for the International Equity Index Portfolio, and less than $500 for the International Growth Portfolio. These amounts are included in "Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions" in the Statements of Changes in Net Assets.

I) PORTFOLIO SECURITIES LOANED - Certain Portfolios participate in Northern Trust's securities lending program and have loaned a portion of their investment portfolios to securities lending borrowers (e.g., brokers approved by Northern Trust) at November 30, 2006. Northern Trust receives collateral for the Portfolios, generally consisting of cash, government securities and letters of credit, from the borrowers on behalf of the participating Portfolios in connection with such loans. Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in August 2001, each of the Portfolios has invested cash collateral in Northern Institutional Funds - Liquid Assets Portfolio, one of the Trust's money market funds. Non-cash collateral is held in custody for the Portfolios. The Portfolios do not exercise effective control over the non-cash collateral received and therefore it is not recognized on the Portfolios' Statements of Assets and Liabilities. Each Portfolio's percentage of ownership in the Liquid Assets Portfolio is less than 5 percent. The value of the collateral is monitored daily to ensure the value of such collateral meets or exceeds the value of the securities loaned. However, in the event of default or bankruptcy by the borrowing party under the securities lending agreements, realization and/or retention of the collateral may be subject to legal proceedings.

The Portfolios continue to earn income on portfolio securities loaned, and receive compensation for lending their securities in the form of income earned on invested cash collateral and fees paid on non-cash collateral. Income earned by the Portfolios from securities lending is based on the amount and type of securities loaned, the length of the borrowing period and other factors. The Portfolios pay fees to Northern Trust for administering the securities lending program. Income (net of fees) is disclosed as investment income in each Portfolio's Statement of Operations.

The value of securities loaned to borrowers and the value of collateral received from such borrowers and held on behalf of the Portfolios at November 30, 2006, were as follows:

                                           CASH     NON-CASH
                                        COLLATERAL COLLATERAL   FEES
                              VALUE OF   HELD ON    HELD ON   EARNED BY
                             SECURITIES BEHALF OF  BEHALF OF  NORTHERN
        Amounts in thousands   LOANED   PORTFOLIO  PORTFOLIO    TRUST
        ---------------------------------------------------------------
        International Growth  $16,932    $17,897       $ --      $21
        International Equity
         Index                 12,754     13,153        231       13
        Small Company Growth    1,291      1,325         --        2
        Small Company Index    40,557     41,765         --       56
        Mid Cap Growth          1,181      1,020        175        1
        Focused Growth          8,942      9,093         --        3
        Diversified Growth      3,833      3,381        517        1
        Equity Index           63,197     50,225     14,178       25
        Balanced               17,256     15,345      2,236       13
        ---------------------------------------------------------------

The following Portfolios had loaned securities in excess of 5 percent of net assets to the following individual broker/dealers at November 30, 2006. No other loans to individual broker/dealers exceeded 5 percent of each respective Portfolio's net assets at November 30, 2006.

                                                             PERCENT OF
                                                             SECURITIES
                                                             LOANED WITH
                                                               RESPECT
       PORTFOLIO                     BROKER/DEALER          TO NET ASSETS
       ------------------------------------------------------------------
       Small Company Growth Bank of America Securities LLC       5.4%
                            Barclays Capital., Inc.              5.6%
                            Goldman, Sachs & Co.                 5.4%
                            Merrill Lynch, Pierce, Fenner &
                            Smith, Inc.                          5.5%
                            UBS Securities LLC                   7.3%
       Small Company Index  RBC Capital Markets
                            Corporation                          9.6%
                            UBS Securities LLC                   5.2%
       Focused Growth       Goldman, Sachs & Co.                 5.6%
       Diversified Growth   Goldman, Sachs & Co.                 6.4%
       Balanced             Goldman, Sachs & Co.                 5.5%
       ------------------------------------------------------------------

                EQUITY PORTFOLIOS 102 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006


J) DISTRIBUTIONS TO SHAREHOLDERS - Distributions of dividends from net investment income are declared and paid as follows:

                      International Growth        Annually
                      International Equity Index  Annually
                      Small Company Growth        Annually
                      Small Company Index         Annually
                      Mid Cap Growth              Annually
                      Focused Growth              Annually
                      Diversified Growth          Annually
                      Equity Index               Quarterly
                      Balanced                   Quarterly

Each Portfolio's net realized capital gains, if any, are declared and paid at least annually. Income dividends and capital gain distributions are determined in accordance with federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with GAAP. Accordingly, the Portfolios may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset values of the Portfolios.

K) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since each Portfolio's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and capital gains to its shareholders.

At November 30, 2006, the capital loss carryforwards for U.S. federal income tax purposes and their respective years of expiration were as follows:

                               NOVEMBER 30, NOVEMBER 30, NOVEMBER 30,
          Amounts in thousands     2009         2010         2011
          -----------------------------------------------------------
          Small Company Growth   $11,052       $6,855         $ --
          Small Company Index         --       13,226       13,078
          Mid Cap Growth              --        3,838           --
          Focused Growth             121       36,803           --
          -----------------------------------------------------------

The Portfolios in the above table may offset future capital gains with these capital loss carryforwards.

At November 30, 2006, the tax components of undistributed net investment income and realized gains were as follows:

                                              UNDISTRIBUTED
                                          ----------------------
                                          ORDINARY   LONG-TERM
               Amounts in thousands       INCOME*  CAPITAL GAINS
               -------------------------------------------------
               International Growth        $2,084     $6,372
               International Equity Index   4,744     11,173
               Small Company Index            676         --
               Mid Cap Growth                   6         --
               Focused Growth                 468         --
               Diversified Growth             449      2,788
               Equity Index                 1,072     36,107
               Balanced                       113      4,397
               -------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended November 30, 2006, was as follows:

                                            DISTRIBUTIONS FROM
                                          ----------------------
                                          ORDINARY   LONG-TERM
               Amounts in thousands       INCOME*  CAPITAL GAINS
               -------------------------------------------------
               International Growth        $2,100       $ --
               International Equity Index   2,218      2,798
               Small Company Index            755         --
               Focused Growth                 431         --
               Diversified Growth             991      2,852
               Equity Index                13,201     28,099
               Balanced                     3,860      4,782
               -------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.

The taxable character of distributions paid during the fiscal year ended November 30, 2005, was as follows:

                                            DISTRIBUTIONS FROM
                                          ----------------------
                                          ORDINARY   LONG-TERM
               Amounts in thousands       INCOME*  CAPITAL GAINS
               -------------------------------------------------
               International Growth        $2,000       $ --
               International Equity Index   1,639         --
               Small Company Index            501         --
               Focused Growth               1,071         --
               Diversified Growth             327         --
               Equity Index                13,496      8,826
               Balanced                     2,546      1,093
               -------------------------------------------------

*Ordinary income includes taxable market discount income and short-term capital gains, if any.


                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 103 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

-------------------------------------------
3   ADVISORY, TRANSFER AGENCY AND CUSTODIAN
    AGREEMENTS
-------------------------------------------
As compensation for advisory services and assumption of related expenses, the investment advisers are entitled to receive a fee, calculated daily and payable monthly, at annual rates set forth in the following table (expressed as a percentage of each Portfolio's respective average daily net assets). For the fiscal year ended November 30, 2006, the investment advisers voluntarily agreed to waive a portion of the advisory fees as shown in the accompanying Statements of Operations. The annual advisory fees and waiver rates expressed as a percentage of average daily net assets for the fiscal year ended November 30, 2006, were as follows:

                                        ANNUAL     LESS  ADVISORY FEE
                                     ADVISORY FEE WAIVER AFTER WAIVER
          -----------------------------------------------------------
          International Growth           0.90%     0.10%     0.80%
          International Equity Index     0.25        --      0.25
          Small Company Growth           0.95      0.15      0.80
          Small Company Index            0.20        --      0.20
          Mid Cap Growth                 0.90      0.10      0.80
          Focused Growth                 0.85      0.10      0.75
          Diversified Growth             0.75      0.10      0.65
          Equity Index                   0.10        --      0.10
          Balanced                       0.60      0.10      0.50
          -----------------------------------------------------------

Prior to April 1, 2006, the annual advisory fee and waiver for the Equity Index Portfolio was 0.20 and 0.10, percent respectively.

The waivers described above are voluntary and may be modified or terminated at any time.

As compensation for the services rendered as transfer agent, including the assumption by Northern Trust of the expenses related thereto, Northern Trust receives a fee, accrued daily and payable monthly, at an annual rate of 0.01 percent, 0.10 percent and 0.15 percent of the average daily net assets of the outstanding Class A, C and D shares, respectively, for the Portfolios.

Class-specific transfer agent fees for the fiscal year ended November 30, 2006, were as follows:

               Amounts in thousands       CLASS A CLASS C CLASS D
               --------------------------------------------------
               International Growth         $19    $ --     $1
               International Equity Index    12      --     --
               Small Company Index            8      --     --
               Mid Cap Growth                 1       5     --
               Focused Growth                10      --     --
               Diversified Growth             4      --     --
               Equity Index                  73      25     12
               Balanced                      12       4      1
               --------------------------------------------------

For compensation as custodian, Northern Trust receives an amount based on a pre-determined schedule of charges approved by the Board. The Portfolios have entered into an expense off-set arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolios' custodian expenses. Custodian credits, if any, are reflected in the Portfolios' Statements of Operations.

------------------------------------------
4   ADMINISTRATION, DISTRIBUTION AND OTHER
    AGREEMENTS
------------------------------------------
NTI and PFPC, the co-administrators of the Portfolios, are entitled to a monthly co-administration fee at an annual rate of 0.10 percent (0.15 percent in the case of the International Growth and International Equity Index Portfolios) of the average daily net assets of the respective Portfolios. The co-administrators are also entitled to additional fees for special legal services.

In addition, if in any fiscal year the sum of a Portfolio's expenses, including the administration fee, but excluding the fees payable to NTI or NTGIL for their duties as investment advisers and Northern Trust for its duties as transfer agent, shareholder servicing fees and extraordinary expenses (such as taxes, interest and other extraordinary expenses), exceed on an annualized basis 0.10 percent of a Portfolio's average daily net assets (0.25 percent for the International Growth and International Equity Index Portfolios), NTI as co-administrator has agreed to reimburse each Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement. In addition, NTI as co-administrator has voluntarily agreed to reimburse an additional 0.10 percent of the International Equity Index Portfolio's Other Operating Expenses.

The expenses reimbursed during the fiscal year ended November 30, 2006, under such arrangements, are shown in the accompanying Statements of Operations.

Northern Funds Distributors, LLC, the distributor for the Portfolios, received no compensation under its distribution agreement.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolios. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Accrued other liabilities" in the Statements of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The income, gains and

                EQUITY PORTFOLIOS 104 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006

losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan. At November 30, 2006, the amounts payable were approximately $3,000 for the Equity Index Portfolio and $1,000 for each of the other Portfolios.

------------------------------
5   SHAREHOLDER SERVICING PLAN
------------------------------
The Trust has adopted a Shareholder Servicing Plan pursuant to which the Trust may enter into agreements with institutions or other financial intermediaries under which they will render certain shareholder administrative support services for their customers or other investors who beneficially own Class C and D shares. As compensation under the Shareholder Servicing Plan, the institution or other financial intermediary receives a fee at an annual rate of up to 0.15 percent and 0.25 percent of the average daily net assets of the outstanding Class C and D shares, respectively.

Class-specific shareholder servicing fees for the fiscal year ended November 30, 2006, were as follows:

                      Amounts in thousands CLASS C CLASS D
                      ------------------------------------
                      International Growth  $ --    $  1
                      Small Company Index     --       1
                      Mid Cap Growth           7      --
                      Focused Growth          --       1
                      Equity Index            37      20
                      Balanced                 6       1
                      ------------------------------------

---------------------------
6   INVESTMENT TRANSACTIONS
---------------------------
For the fiscal year ended November 30, 2006, the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Portfolios were as follows:

                                    PURCHASES             SALES
                               ------------------- -------------------
                                  U.S.                U.S.
          Amounts in thousands GOVERNMENT  OTHER   GOVERNMENT  OTHER
          ------------------------------------------------------------
          International Growth     $ --   $172,819     $ --   $175,344
          International Equity
           Index                     --     72,846       --     87,634
          Small Company Growth       --     12,048       --     17,605
          Small Company Index        --     52,904       --     33,273
          Mid Cap Growth             --     24,444       --     40,976
          Focused Growth             --    147,413       --    217,411
          Diversified Growth         --     45,429       --     44,259
          Equity Index               --    129,196       --    236,699
          Balanced              133,838    108,155  125,783    123,695
          ------------------------------------------------------------

At November 30, 2006, for federal tax purposes, gross unrealized appreciation, gross unrealized depreciation, net unrealized appreciation on investments (including the effects of foreign currency translation) and the cost basis of securities were as follows:

                                                                    COST
                           UNREALIZED   UNREALIZED      NET       BASIS OF
     Amounts in thousands APPRECIATION DEPRECIATION APPRECIATION SECURITIES
     ----------------------------------------------------------------------
     International Growth   $ 34,716       $(401)     $ 34,315    $189,513
     International Equity
      Index                   19,705        (875)       18,830     120,764
     Small Company Growth        271         (58)          213       3,695
     Small Company Index      19,919      (4,108)       15,811     128,379
     Mid Cap Growth              583         (58)          525       7,060
     Focused Growth            9,895        (636)        9,259      95,431
     Diversified Growth        5,047        (792)        4,255      42,996
     Equity Index            186,371     (24,667)      161,704     644,103
     Balanced                 11,683      (1,591)       10,092     134,393
     ----------------------------------------------------------------------

--------------
7   BANK LOANS
--------------
The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i) the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

At November 30, 2006, the Portfolios did not have any outstanding loans.

Interest expense for the fiscal year ended November 30, 2006, was approximately $8,000, $5,000, and $4,000 for the International Growth, Focused Growth, and International Equity Index Portfolios, respectively, and approximately $1,000 each for the Small Company Growth and Diversified Growth Portfolios. These amounts are included in "Other Expenses" in the Statements of Operations. When utilized, the average dollar amounts of the borrowings and the weighted average interest rates on these borrowings were:

                                               DOLLAR
                    Amounts in thousands       AMOUNT RATE
                    ---------------------------------------
                    International Growth        $903  5.19%
                    International Equity Index 1,171  5.34%
                    Small Company Growth         173  3.06%
                    Small Company Index          271  5.56%
                    Mid Cap Growth               600  4.76%
                    Focused Growth             3,510  4.82%
                    Diversified Growth           325  5.06%
                    Equity Index               2,900  5.77%
                    Balanced                     700  5.57%
                    ---------------------------------------

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 105 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

------------------------------
8   CAPITAL SHARE TRANSACTIONS
------------------------------
Transactions in Class A shares for the fiscal year ended November 30, 2006, were as follows:

                                                                                              NET          NET
                                   PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS   INCREASE    INCREASE
                           SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES (DECREASE)  (DECREASE)
Amounts in thousands        SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES  IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
International Growth        3,046   $35,794        113       $1,213     (3,246) $(37,220)       (87)    $   (213)
International Equity Index  5,997    84,687        363        4,616     (7,302)   (99,572)     (942)     (10,269)
Small Company Growth           76       778         --           --       (624)    (6,405)     (548)      (5,627)
Small Company Index         2,803    47,344         31          470     (1,841)   (29,282)      993       18,532
Mid Cap Growth                 90     1,075         --           --     (1,023)   (12,422)     (933)     (11,347)
Focused Growth                929    11,714         21          259     (5,938)   (74,239)   (4,988)     (62,266)
Diversified Growth          1,584    12,107        489        3,694     (1,417)   (10,852)      656        4,949
Equity Index               12,545   200,163      2,397       37,454    (19,701)  (315,967)   (4,759)     (78,350)
Balanced                    1,310    15,996        558        6,790     (2,250)   (27,432)     (382)      (4,646)
-------------------------------------------------------------------------------------------------------------------

Transactions in Class A shares for the fiscal year ended November 30, 2005, were as follows:

                                                                                              NET          NET
                                   PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS   INCREASE    INCREASE
                           SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES (DECREASE)  (DECREASE)
Amounts in thousands        SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES  IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
International Growth        5,462   $52,961        118       $1,118     (6,332)  $(62,757)     (752)    $ (8,678)
International Equity Index 12,302   145,711        101        1,151    (10,159)  (118,606)    2,244       28,256
Small Company Growth           25       210         --           --       (560)    (4,786)     (535)      (4,576)
Small Company Index         1,741    24,554         23          335     (2,412)   (33,697)     (648)      (8,808)
Mid Cap Growth                114     1,224         --           --       (967)   (10,508)     (853)      (9,284)
Focused Growth              2,215    26,577         64          765     (5,886)   (69,666)   (3,607)     (42,324)
Diversified Growth            494     3,852         32          248     (1,862)   (14,449)   (1,336)     (10,349)
Equity Index               12,428   188,960      1,297       19,948    (12,620)  (193,443)    1,105       15,465
Balanced                    1,188    14,571        219        2,694     (1,696)   (20,773)     (289)      (3,508)
-------------------------------------------------------------------------------------------------------------------

Transactions in Class C shares for the fiscal year ended November 30, 2006, were as follows:

                             PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS     NET         NET
                     SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES DECREASE    DECREASE
Amounts in thousands  SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES IN NET ASSETS
------------------------------------------------------------------------------------------------------------
   Mid Cap Growth      99     $1,149        --          $ --       (561)   $(6,397)    (462)      $(5,248)
   Focused Growth       5         62        --            --       (634)    (7,826)    (629)       (7,764)
   Equity Index       190      3,060        77         1,195       (280)    (4,424)     (13)         (169)
   Balanced            54        657        23           282        (94)    (1,153)     (17)         (214)
------------------------------------------------------------------------------------------------------------

Transactions in Class C shares for the fiscal year ended November 30, 2005, were as follows:

                                                                                        NET          NET
                             PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS   INCREASE    INCREASE
                     SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES (DECREASE)  (DECREASE)
Amounts in thousands  SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES  IN NET ASSETS
-------------------------------------------------------------------------------------------------------------
   Mid Cap Growth     214     $2,318        --          $ --        (146)  $(1,578)       68      $    740
   Focused Growth      92      1,063         4            53        (851)  (10,130)     (755)       (9,014)
   Equity Index       310      4,682        43           654      (1,339)  (20,434)     (986)      (15,098)
   Balanced            74        905        10           122        (138)   (1,696)      (54)         (669)
-------------------------------------------------------------------------------------------------------------

                EQUITY PORTFOLIOS 106 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              NOVEMBER 30, 2006


   Transactions in Class D shares for the fiscal year ended November 30, 2006, were as follows:

                                                                                        NET          NET
                             PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS   INCREASE    INCREASE
                     SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES (DECREASE)  (DECREASE)
Amounts in thousands  SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES  IN NET ASSETS
-------------------------------------------------------------------------------------------------------------
International Growth    4       $43         --           $1          (8)     $(89)        (4)      $   (45)
International Equity
 Index..............   --         1         --            3          --         --        --             4
Small Company Growth   --        --         --           --          --        (5)        --            (5)
Small Company Index.    2        25         --            1         (13)     (198)       (11)         (172)
Mid Cap Growth......    1        20         --           --         (11)     (133)       (10)         (113)
Focused Growth......    2        22         --           --         (11)     (127)        (9)         (105)
Diversified Growth..   12        88          2           14          (6)      (42)         8            60
Equity Index........   51       799         25          386        (462)   (7,246)      (386)       (6,061)
Balanced............    2        30          1           12          (3)      (39)        --             3
-------------------------------------------------------------------------------------------------------------

   Transactions in Class D shares for the fiscal year ended November 30, 2005, were as follows:

                                                                                              NET          NET
                                   PROCEEDS   SHARES FROM REINVESTMENT           PAYMENTS   INCREASE    INCREASE
                           SHARES    FROM     REINVESTED       OF       SHARES  FOR SHARES (DECREASE)  (DECREASE)
Amounts in thousands        SOLD  SHARES SOLD  DIVIDENDS   DIVIDENDS   REDEEMED  REDEEMED  IN SHARES  IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------
International Growth......   19       $183        --           $1         (12)    $(118)         7       $    66
International Equity Index    1         15        --            1          (7)      (85)        (6)          (69)
Small Company Growth......   --          1        --           --          (1)      (10)        (1)           (9)
Small Company Index.......    4         58        --            1          (2)      (27)         2            32
Mid Cap Growth............   15        152        --           --         (45)     (490)       (30)         (338)
Focused Growth............   21        231        --            1        (123)   (1,395)      (102)       (1,163)
Diversified Growth........    2         15        --            2         (57)     (421)       (55)         (404)
Equity Index..............  133      2,014        13          208        (314)   (4,759)      (168)       (2,537)
Balanced..................    2         19        --            6         (22)     (268)       (20)         (243)
-------------------------------------------------------------------------------------------------------------------


-----------------------
9   IN-KIND REDEMPTIONS
-----------------------
   Investors in the Equity Index Portfolio received securities rather than cash for their redemption proceeds in accordance with the provisions of the Trust. These investors received securities with a value equal to the value of the number of shares they owned at the current net asset value at the redemption date.

   Net gains of approximately $6,890,000 on the securities that were distributed to shareholders were recorded as "Net realized gains," and the redemption amounts of approximately $43,945,000 were included as part of the "Net increase (decrease) in net assets resulting from share transactions" in the Statements of Changes in Net Assets."

---------------------------------
10  NEW ACCOUNTING PRONOUNCEMENTS
---------------------------------
In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes".
This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date.

   In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 107 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

                                                              NOVEMBER 30, 2006


Management is currently evaluating the impact the adoptions of FIN 48 and SFAS 157 will have on the Portfolios' financial statement disclosures for next year.


                EQUITY PORTFOLIOS 108 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              EQUITY PORTFOLIOS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE NORTHERN INSTITUTIONAL FUNDS SHAREHOLDERS AND
BOARD OF TRUSTEES:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the International Growth, International Equity Index, Small Company Growth, Small Company Index, Mid Cap Growth, Focused Growth, Diversified Growth, Equity Index and Balanced Portfolios, comprising the Equity Portfolios (the "Portfolios") of the Northern Institutional Funds, as of November 30, 2006, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification of securities owned at November 30, 2006 by physical examination of the securities held by the custodian and by correspondence with central depositories and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the International Growth, International Equity Index, Small Company Growth, Small Company Index, Mid Cap Growth, Focused Growth, Diversified Growth, Equity Index and Balanced Portfolios at November 30, 2006, the results of their operations, the changes in their net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Chicago, Illinois
January 12, 2007

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 109 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

TAX INFORMATION
                                                  NOVEMBER 30, 2006 (UNAUDITED)

CAPITAL GAIN DISTRIBUTION - The following Portfolios made capital gain distributions in December 2006, and hereby designate these long-term capital gain distributions as follows (in thousands):

                                                 LONG-TERM
                                                CAPITAL GAIN
                     PORTFOLIO                  20%    15%
                     ---------------------------------------
                     International Growth       $ --  $6,372
                     International Equity Index   --  11,173
                     Diversified Growth           --   2,788
                     Equity Index                 --  36,107
                     Balanced                     --   4,397
                     ---------------------------------------

CORPORATE DIVIDENDS-RECEIVED DEDUCTION - A percentage of the dividends distributed during the fiscal year for the following Portfolios qualifies for the dividends-received deduction for corporate shareholders:

                                           CORPORATE DRD
                       PORTFOLIO            PERCENTAGE
                       ---------------------------------
                       Small Company Index     46.78%
                       Focused Growth          79.40%
                       Diversified Growth      92.56%
                       Equity Index            86.93%
                       Balanced                26.11%
                       ---------------------------------

QUALIFIED DIVIDEND INCOME - Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), the following percentages of ordinary dividends paid during the fiscal year ended November 30, 2006 are designated as "qualified dividend income," as defined in the Act, subject to reduced tax rates in 2006:

                                            QUALIFIED DIVIDEND
                 PORTFOLIO                      PERCENTAGE
                 ---------------------------------------------
                 International Growth             87.81%
                 International Equity Index       77.85%
                 Small Company Index              46.24%
                 Focused Growth                   77.42%
                 Diversified Growth               24.47%
                 Equity Index                     85.60%
                 Balanced                         18.69%
                 ---------------------------------------------

FOREIGN TAX CREDIT - The Portfolios below intend to make an election that will allow shareholders to treat their proportionate share of foreign taxes paid by the Portfolios as having been paid by them. The amounts per share which represent income from sources within, and taxes paid to, foreign countries were as follows:

                   PORTFOLIO                   TAXES  INCOME
                   ------------------------------------------
                   International Growth       $0.0174 $0.2842
                   International Equity Index  0.0258  0.3965
                   ------------------------------------------

                EQUITY PORTFOLIOS 110 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              EQUITY PORTFOLIOS

FUND EXPENSES
                                                  NOVEMBER 30, 2006 (UNAUDITED)

As a shareholder of the Portfolios, you incur two types of costs: (1) transaction costs, if any, including redemption fees on certain exchanges and redemptions in the International Growth and International Equity Index Portfolios; and (2) ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2006, through November 30, 2006.

ACTUAL EXPENSES
The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid 6/1/06 - 11/30/06" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line in the tables below provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratios and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolios' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. For example, the information does not reflect redemption fees (as described on page 102), if any, in the International Growth and International Equity Index Portfolios. If these fees were included, your costs would have been higher. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

International Growth

                                BEGINNING  ENDING
                                 ACCOUNT  ACCOUNT       EXPENSES
                        EXPENSE   VALUE    VALUE          PAID*
           Class A       RATIO   6/1/06   11/30/06  6/1/06 - 11/30/06
           ----------------------------------------------------------
           Actual        1.06%  $1,000.00 $1,109.10       $5.60
           Hypothetical  1.06%  $1,000.00 $1,019.75       $5.37**
           ----------------------------------------------------------

           Class D
           ----------------------------------------------------------
           Actual        1.45%  $1,000.00 $1,107.10       $7.66
           Hypothetical  1.45%  $1,000.00 $1,017.80       $7.33**
           ----------------------------------------------------------

International Equity Index

                                BEGINNING  ENDING
                                 ACCOUNT  ACCOUNT       EXPENSES
                        EXPENSE   VALUE    VALUE          PAID*
           Class A       RATIO   6/1/06   11/30/06  6/1/06 - 11/30/06
           ----------------------------------------------------------
           Actual        0.41%  $1,000.00 $1,113.20       $2.17
           Hypothetical  0.41%  $1,000.00 $1,023.01       $2.08**
           ----------------------------------------------------------

           Class D
           ----------------------------------------------------------
           Actual        0.80%  $1,000.00 $1,112.00       $4.24
           Hypothetical  0.80%  $1,000.00 $1,021.06       $4.05**
           ----------------------------------------------------------

Small Company Growth

                                BEGINNING  ENDING
                                 ACCOUNT  ACCOUNT       EXPENSES
                        EXPENSE   VALUE    VALUE          PAID*
           Class A       RATIO   6/1/06   11/30/06  6/1/06 - 11/30/06
           ----------------------------------------------------------
           Actual        0.92%  $1,000.00 $1,058.90       $4.75
           Hypothetical  0.92%  $1,000.00 $1,020.46       $4.66**
           ----------------------------------------------------------

           Class D
           ----------------------------------------------------------
           Actual        1.31%  $1,000.00 $1,055.80       $6.75
           Hypothetical  1.31%  $1,000.00 $1,018.50       $6.63**
           ----------------------------------------------------------

* Expenses are calculated using the Portfolios' annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2006. Expenses are calculated by multiplying each annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.
** Hypothetical expenses are based on the Portfolios' actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 111 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

                                                  NOVEMBER 30, 2006 (UNAUDITED)


Small Company Index

                                BEGINNING  ENDING
                                 ACCOUNT  ACCOUNT       EXPENSES
                        EXPENSE   VALUE    VALUE          PAID*
           Class A       RATIO   6/1/06   11/30/06  6/1/06 - 11/30/06
           ----------------------------------------------------------
           Actual        0.31%  $1,000.00 $1,095.70       $1.63
           Hypothetical  0.31%  $1,000.00 $1,023.51       $1.57**
           ----------------------------------------------------------

           Class D
           ----------------------------------------------------------
           Actual        0.70%  $1,000.00 $1,093.20       $3.67
           Hypothetical  0.70%  $1,000.00 $1,021.56       $3.55**
           ----------------------------------------------------------

Mid Cap Growth

                                BEGINNING  ENDING
                                 ACCOUNT  ACCOUNT       EXPENSES
                        EXPENSE   VALUE    VALUE          PAID*
           Class A       RATIO   6/1/06   11/30/06  6/1/06 - 11/30/06
           ----------------------------------------------------------
           Actual        0.91%  $1,000.00 $1,059.60       $4.70
           Hypothetical  0.91%  $1,000.00 $1,020.51       $4.61**
           ----------------------------------------------------------

           Class C
           ----------------------------------------------------------
           Actual        1.15%  $1,000.00 $1,032.40       $5.86
           Hypothetical  1.15%  $1,000.00 $1,019.30       $5.82**
           ----------------------------------------------------------

           Class D
           ----------------------------------------------------------
           Actual        1.30%  $1,000.00 $1,057.40       $6.70
           Hypothetical  1.30%  $1,000.00 $1,018.55       $6.58**
           ----------------------------------------------------------

Focused Growth

                                BEGINNING  ENDING
                                 ACCOUNT  ACCOUNT       EXPENSES
                        EXPENSE   VALUE    VALUE          PAID*
           Class A       RATIO   6/1/06   11/30/06  6/1/06 - 11/30/06
           ----------------------------------------------------------
           Actual        0.86%  $1,000.00 $1,085.50       $4.50
           Hypothetical  0.86%  $1,000.00 $1,020.76       $4.36**
           ----------------------------------------------------------

           Class C
           ----------------------------------------------------------
           Actual        1.10%  $1,000.00 $1,084.40       $5.75
           Hypothetical  1.10%  $1,000.00 $1,019.55       $5.57**
           ----------------------------------------------------------

           Class D
           ----------------------------------------------------------
           Actual        1.25%  $1,000.00 $1,083.80       $6.53
           Hypothetical  1.25%  $1,000.00 $1,018.80       $6.33**
           ----------------------------------------------------------

Diversified Growth

                                BEGINNING  ENDING
                                 ACCOUNT  ACCOUNT       EXPENSES
                        EXPENSE   VALUE    VALUE          PAID*
           Class A       RATIO   6/1/06   11/30/06  6/1/06 - 11/30/06
           ----------------------------------------------------------
           Actual        0.76%  $1,000.00 $1,091.80       $3.99
           Hypothetical  0.76%  $1,000.00 $1,021.26       $3.85**
           ----------------------------------------------------------

           Class D
           ----------------------------------------------------------
           Actual        1.15%  $1,000.00 $1,088.70       $6.02
           Hypothetical  1.15%  $1,000.00 $1,019.30       $5.82**
           ----------------------------------------------------------

Equity Index

                                BEGINNING  ENDING
                                 ACCOUNT  ACCOUNT       EXPENSES
                        EXPENSE   VALUE    VALUE          PAID*
           Class A       RATIO   6/1/06   11/30/06  6/1/06 - 11/30/06
           ----------------------------------------------------------
           Actual        0.21%  $1,000.00 $1,112.20       $1.11
           Hypothetical  0.21%  $1,000.00 $1,024.02       $1.07**
           ----------------------------------------------------------

           Class C
           ----------------------------------------------------------
           Actual        0.45%  $1,000.00 $1,111.50       $2.38
           Hypothetical  0.45%  $1,000.00 $1,022.81       $2.28**
           ----------------------------------------------------------

           Class D
           ----------------------------------------------------------
           Actual        0.60%  $1,000.00 $1,109.90       $3.17
           Hypothetical  0.60%  $1,000.00 $1,022.06       $3.04**
           ----------------------------------------------------------

Balanced

                                BEGINNING  ENDING
                                 ACCOUNT  ACCOUNT       EXPENSES
                        EXPENSE   VALUE    VALUE          PAID*
           Class A       RATIO   6/1/06   11/30/06  6/1/06 - 11/30/06
           ----------------------------------------------------------
           Actual        0.61%  $1,000.00 $1,073.60       $3.17
           Hypothetical  0.61%  $1,000.00 $1,022.01       $3.09**
           ----------------------------------------------------------

           Class C
           ----------------------------------------------------------
           Actual        0.85%  $1,000.00 $1,073.20       $4.42
           Hypothetical  0.85%  $1,000.00 $1,020.81       $4.31**
           ----------------------------------------------------------

           Class D
           ----------------------------------------------------------
           Actual        1.00%  $1,000.00 $1,072.00       $5.19
           Hypothetical  1.00%  $1,000.00 $1,020.05       $5.06**
           ----------------------------------------------------------

* Expenses are calculated using the Portfolios' annualized expense ratios, which represent ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2006. Expenses are calculated by multiplying each annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.
** Hypothetical expenses are based on the Portfolios' actual annualized expense ratios and an assumed rate of return of 5 percent per year before expenses.

                EQUITY PORTFOLIOS 112 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                              EQUITY PORTFOLIOS

TRUSTEES AND OFFICERS
                                                  NOVEMBER 30, 2006 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 57 portfolios in the Northern Funds Complex -- Northern Institutional Funds offers 22 portfolios and Northern Funds offers 35 portfolios. The Northern Institutional Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/637-1380.

  NON-INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS      PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
--------------------------------------------------------------------------------------
WILLIAM L. BAX           . Managing Partner of               . Sears Holding Corp.
Age 63                     PricewaterhouseCoopers (an         (a retail company).
Trustee since 2005         accounting firm) from 1999 to
                           2003;
                         . Director of Big Shoulders Fund
                           since 1997;
                         . Director of Children's Memorial
                           Hospital since 1997;
                         . Trustee of DePaul University
                           since 1998.
--------------------------------------------------------------------------------------
RICHARD G. CLINE         . Chairman and President of         . PepsiAmericas (a soft
Age 71                     Hawthorne Investors, Inc. (a       drink bottling
Trustee since 1997         management advisory services and   company);
                           private investment company)       . Ryerson, Inc.
                           since 1996;                        (a metals distribution
                         . Managing Partner of Hawthorne      company).
                           Investments, LLC (a management
                           advisory services and private
                           investment company) since 2001;
                         . Managing Member of Hawthorne
                           Investments II, LLC (a private
                           investments company) since 2004.
--------------------------------------------------------------------------------------
EDWARD J. CONDON, JR.    . Chairman and CEO of The Paradigm  . None
Age 66                     Group, Ltd. (a financial
Trustee since 1994         adviser) since 1993;
                         . Principal and Co-Founder of
                           Paradigm Capital since 1996;
                         . Senior Partner of NewEllis
                           Ventures since 2001;
                         . Member of the Board of Managers
                           of The Liberty Hampshire
                           Company, LLC (a receivable
                           securitization company) from
                           1996 to 2001;
                         . Director of Financial Pacific
                           Company (a small business
                           leasing company) from 1998 to
                           2004;
                         . Member and Director of the
                           Illinois Venture Capital
                           Association since 2001;
                         . Trustee at Dominican University
                           from 1996 to 2005;
                         . Member of the Board of Directors
                           of the Chicago Children's Museum
                           since 2001;
                         . Member of the Board of
                           Governors, the Metropolitan Club
                           since 2003;
                         . Member of the Advisory Board of
                           AAVIN Equity Partners since 2005;
                         . Chairman of the Nominating
                           Committee of Girl Scouts of
                           Chicago from 1993 to 2003;
                         . Member of the National Advisory
                           Board of National Domestic
                           Violence Hotline since 2005.
--------------------------------------------------------------------------------------
SHARON GIST GILLIAM      . CEO of Chicago Housing Authority  . None
Age 63                     since 2006;
Trustee since 2001       . Executive Vice President of
                           Unison-Maximus, Inc. (an
                           aviation and governmental
                           consulting company) from 1989 to
                           2005;
                         . Principal/Officer/Director, UCG
                           Associates, Inc. (a management
                           consulting firm) from 2005 to
                           2006.
--------------------------------------------------------------------------------------
SANDRA POLK GUTHMAN      . CEO of Polk Bros. Foundation (an  . None
Age 62                     Illinois not-for-profit
Trustee since 1997         corporation) since 1993;
                         . Director of MBIA Insurance Corp.
                           of Illinois (a municipal bond
                           insurance company) since 1994;
                         . Director of STS Consultants,
                           Ltd. (an employee-owned
                           engineering consulting firm
                           since 2001).


                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 113 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS      PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------
  MICHAEL E. MURPHY      . President of Sara Lee Foundation  . Coach, Inc.;
  Age 70                   (philanthropic organization)      . Payless Shoe Source,
  Trustee since 2000       from 1997 to 2001.                 Inc. (a retail shoe store
                                                              business);
                                                             . GATX Corporation
                                                              (a railroad holding
                                                              company).
-----------------------------------------------------------------------------------------
  RICHARD P. STRUBEL     . Vice Chairman and Director of     . Gildan Activewear,
  Age 67                   Cardean Learning Group (formerly   Inc. (an athletic
  Trustee since 1982       UNext, Inc.) (a provider of        clothing marketing
                           educational services via the       and manufacturing
                           Internet) since 2003;              company);
                         . President, Chief Operating        . Goldman Sachs
                           Officer, and Director of UNext,    Mutual Fund
                           Inc. from 1999 to 2003.            Complex (72
                                                              portfolios);
                                                             . Goldman Sachs
                                                              Closed-End Fund.

  INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/                   FIVE YEARS                          HELD BY TRUSTEE
--------------------------------------------------------------------------------------
MARY JACOBS SKINNER, ESQ./(3)/ . Partner in the law firm of              . None
Age 49                           Sidley Austin Brown & Wood, LLP.
Trustee since 2000
--------------------------------------------------------------------------------------
Terence J. Toth/(3)/           . President, Chief Executive              . None
Age: 47                          Officer of Northern Trust
Trustee since 2006               Investments, N.A. from 2004 to
                                 present;
                               . President of Northern Trust
                                 Global Investments, a division
                                 of Northern Trust Corporation,
                                 since 2004;
                               . Executive Vice President and
                                 Managing Director of
                                 Quantitative Management and
                                 Securities Lending of Northern
                                 Trust Investments, N.A. from
                                 2000 to 2004.

(1)Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)An "interested person", as defined by the Investment Company Act of 1940, as amended. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation. Mr. Toth is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or its affiliates.


                EQUITY PORTFOLIOS 114 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                  NOVEMBER 30, 2006 (UNAUDITED)

  OFFICERS OF THE TRUST/(1)/

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                        FIVE YEARS
------------------------------------------------------------------
Lloyd A. Wennlund              . Executive Vice President since
Age: 49                          2003 and Director since 2001 of
50 South LaSalle Street          Northern Trust Investments,
Chicago, IL 60603                N.A.; Executive Vice President
President since 2000             and other positions at The
                                 Northern Trust Company,
                                 President and Director of
                                 Northern Trust Securities, Inc.,
                                 and Managing Executive, Mutual
                                 Funds for Northern Trust Global
                                 Investments since 1989.
------------------------------------------------------------------
Eric K. Schweitzer             . Senior Vice President at
Age: 45                          Northern Trust Investments, N.A.
50 South LaSalle Street          since 2001 and Senior Vice
Chicago, IL 60603                President at The Northern Trust
Vice President since 2000        Company and the Director of
                                 Distribution, Product Management
                                 and Client Services in the
                                 Mutual Fund Group of Northern
                                 Trust Global Investments since
                                 2000.
------------------------------------------------------------------
Stuart Schuldt                 . Senior Vice President and
Age: 44                          Division Manager of Fund
50 South LaSalle Street          Administration and Fund
Chicago, IL 60603                Accounting, The Northern Trust
Treasurer since 2005             Company since 1998. Assistant
                                 Treasurer of the Trust from 2002
                                 to 2005.
------------------------------------------------------------------
Susan J. Hill                  . Chief Compliance Officer of
Age: 50                          Northern Trust Investments, N.A.
50 South LaSalle Street          since 2005; Senior Vice
Chicago, IL 60603                President of Northern Trust
Chief Compliance Officer since   Investments, N.A. since 2005;
2004                             Counsel and Vice President of
                                 Northern Trust Investments, N.A.
                                 and Northern Trust Company from
                                 2000 to 2004.
------------------------------------------------------------------
Debra Mairs                    . Vice President and Director of
Age: 44                          Compliance of Northern Trust
50 South LaSalle Street          Investments, N.A. and Northern
Chicago, IL 60603                Trust Securities, Inc. since
Anti-Money Laundering            2006; Vice President of Northern
Compliance Officer since 2006    Trust Securities, Inc. from 2004
                                 to 2006. Chief Operating Officer
                                 at Melvin Securities, Inc. from
                                 1999 to 2004.
------------------------------------------------------------------
Brian Ovaert                   . Executive Vice President and
Age: 45                          Head of Worldwide Fund
50 Bank Street                   Administration at The Northern
London, E145NT                   Trust Company overseeing Fund
Assistant Treasurer since 2005   Accounting, Transfer Agent and
                                 Fund Administration functions
                                 since 1998; Treasurer of the
                                 Trust from 2002 to 2005.
------------------------------------------------------------------
Diana E. McCarthy, Esq.        . Partner in the law firm of
Age: 55                          Drinker Biddle & Reath LLP since
One Logan Square                 2002; Associate at Drinker
18th and Cherry Streets          Biddle & Reath LLP since 1994.
Philadelphia, PA 19103-6996
Secretary since 2006
------------------------------------------------------------------
Linda J. Hoard, Esq.           . Senior Counsel and Senior Vice
Age: 59                          President at PFPC Inc. since
99 High Street, 27th Floor       1998.
Boston, MA 02110
Assistant Secretary since 1999
------------------------------------------------------------------
Lori V. O'Shaughnessy, Esq.    . Counsel and Vice President at
Age: 35                          PFPC Inc. since 2005; Associate
99 High Street, 27th Floor       Counsel and Director at PFPC
Boston, MA 02110                 Inc. from 2002 to 2005;
Assistant Secretary since 2003   Associate Counsel at Investors
                                 Bank & Trust Company, a
                                 financial service provider, from
                                 2001 to 2002.

(1)Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

                NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 115 EQUITY PORTFOLIOS

EQUITY PORTFOLIOS

FOR MORE INFORMATION

  PORTFOLIO HOLDINGS
  Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's Web site at sec.gov. You may also review and obtain copies at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800/SEC-0330.

  PROXY VOTING
  A summary of Northern Institutional Funds' Proxy Vot-
   ing Policies and Procedures and each Fund's portfolio securities voting record for the 12-month period ended June 30 is available upon request and without charge by visiting Northern Institutional Funds' Web site at northerninstitutionalfunds.com or the SEC's Web site at sec.gov or by calling the Northern Institutional Funds Center at 800/637-1380.

                EQUITY PORTFOLIOS 116 NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT

                                                         LIQUID ASSETS PORTFOLIO

TABLE OF CONTENTS

The report has been prepared for the general information of Northern Institutional Funds Liquid Assets Portfolio shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Northern Institutional Funds Liquid Assets Portfolio prospectus, which contains more complete information about Northern Institutional Funds Liquid Assets Portfolio's investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

This report contains certain forward-looking statements about factors that may affect the performance of the Portfolio in the future. These statements are based on Portfolio management's predictions and expectations concerning certain future events, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in Portfolio management strategies from those currently expected to be employed.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

Northern Funds Distributors, LLC, not affiliated with Northern Trust

                                NOT FDIC INSURED
                        May lose value/No bank guarantee

2   PORTFOLIO MANAGEMENT COMMENTARY

3   STATEMENT OF ASSETS AND LIABILITIES

4   STATEMENT OF OPERATIONS

5   STATEMENT OF CHANGES IN NET ASSETS

6   FINANCIAL HIGHLIGHTS

7   SCHEDULE OF INVESTMENTS

13  ABBREVIATIONS AND OTHER INFORMATION

14  NOTES TO THE FINANCIAL STATEMENTS

17  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

18  FUND EXPENSES

19  TRUSTEES AND OFFICERS

23  FOR MORE INFORMATION

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 1 LIQUID ASSETS PORTFOLIO

PORTFOLIO MANAGEMENT COMMENTARY

LIQUID ASSETS PORTFOLIO                             Peter Yi - Portfolio Manager

For its most recent fiscal year ended November 30, 2006, the Liquid Assets Portfolio posted a 4.95 percent total return, compared with the 4.59 percent return of the iMoneyNet(TM) First Tier Institutional category. As of November 30, 2006, the Portfolio's 7-day current yield was 5.25 percent.

Market participants began to anticipate an end to the Federal Reserve's tightening cycle with the exclusion in the December 2005 Fed policy statement of language from previous statements that had declared that current Fed policy was "accommodative" to economic growth. As the housing market continued to experience softness and economic data appeared mixed, the Fed decided to pause in raising rates at the August U.S. Federal Reserve meeting. By period's end, concerns over weak manufacturing data fueled a significant rally in the bond market. Although the core inflation rate continues to be above the Fed's targets, we believe the general market has pushed expectations for lower interest rates in 2007.

The Portfolio maintained above-average duration throughout the 12-month period, fluctuating in varying degrees based on interest rate expectations. During the second half, following "hawkish" inflation-fighting comments by policymakers, we added some nine-month and one-year positions that aggressively "priced in" potential tightening by the Fed. We focused on adding variable-rate products to the Portfolio that would protect its performance if the Fed resumed tightening into 2007. Toward the end of the period, we utilized a laddered portfolio strategy to opportunistically take advantage of future yield increases, depending on the shape of the yield curve.

ADDITIONAL INFORMATION

Performance quoted represents past performance and does not guarantee future results. Investment return will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Current 7-Day Yield more closely reflects the current earnings of the Portfolio than the total return. Performance data current to the most recent month-end is available by calling 800/637-1380.

Performance calculations reflect fee waivers in effect. Current 7-Day Yield refers to the net income generated over the 7-day period ending on 11/30/06. In the absence of fee waivers, the Current 7-Day Yield for the Liquid Assets Portfolio would have been 4.98% as of 11/30/06.

We compare the Portfolio to the iMoneyNet Money Fund Report Averages(TM), which are composites of professionally managed money market investments with similar investment objectives.

Investments in the Portfolio are not insured or guaranteed by the FDIC or any other governmental agency. Although the Portfolio seeks to maintain a value of $1.00 per share, it is possible to lose money by investing.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 2 LIQUID ASSETS PORTFOLIO

                                                         LIQUID ASSETS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES                            NOVEMBER 30, 2006

                                                                                LIQUID
Amounts in thousands,                                                           ASSETS
except per share data                                                         PORTFOLIO
------------------------------------------------------------------------   ------------
ASSETS:
Investments, at amortized cost                                             $  1,906,541
Repurchase agreements, at cost which approximates fair value                    533,113
Interest income receivable                                                       13,859
Prepaid and other assets                                                             33
Total Assets                                                                  2,453,546
------------------------------------------------------------------------   ------------
LIABILITIES:
Payable for securities purchased                                                 15,000
Distributions payable to shareholders                                            10,999
Accrued co-administration fees                                                      212
Accrued other liabilities                                                            56
Total Liabilities                                                                26,267
------------------------------------------------------------------------   ------------
Net Assets                                                                 $  2,427,279
------------------------------------------------------------------------   ------------
ANALYSIS OF NET ASSETS:
Capital stock                                                              $  2,427,279
Accumulated undistributed net investment income                                       -
Accumulated net realized loss                                                         -
Net Assets                                                                 $  2,427,279
------------------------------------------------------------------------   ------------
Total Shares Outstanding (no par value, unlimited shares authorized)          2,427,279

Net Asset Value, Redemption and Offering Price Per Share                   $       1.00
------------------------------------------------------------------------   ------------

See Notes to the Financial Statements.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 3 LIQUID ASSETS PORTFOLIO

                                                         LIQUID ASSETS PORTFOLIO

STATEMENT OF OPERATIONS              FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2006

                                                          LIQUID
                                                          ASSETS
Amounts in thousands                                     PORTFOLIO
----------------------------------------------------    ----------
INVESTMENT INCOME:
Interest income                                         $  122,571

EXPENSES:
Investment advisory fees                                     6,157
Co-administration fees                                       2,463
Custody and accounting fees                                    307
Transfer agent fees                                              1
Printing                                                         6
Professional fees                                               74
Trustee fees and expenses                                       52
Other                                                           64
----------------------------------------------------    ----------
Total Expenses:                                              9,124
  Less voluntary waivers of
    Investment advisory fees                                (6,157)
    Custody fees                                              (281)
    Transfer agent fees                                         (1)
Less expenses reimbursed by administrator                     (196)
Less custodian credits                                         (26)
  Net Expenses                                               2,463
----------------------------------------------------    ----------
Net Investment Income                                      120,108
----------------------------------------------------    ----------
NET REALIZED GAIN:
Net realized gain on investments                                 8
  Net Gain on Investments                                        8
----------------------------------------------------    ----------
Net Increase in Net Assets Resulting from Operations    $  120,116
----------------------------------------------------    ----------

See Notes to the Financial Statements.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 4 LIQUID ASSETS PORTFOLIO

                                                         LIQUID ASSETS PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS       FOR THE FISCAL YEARS ENDED NOVEMBER 30,

                                                                    LIQUID
                                                                    ASSETS
                                                                  PORTFOLIO
-------------------------------------------------------   ------------   ------------
Amounts in thousands                                          2006           2005
-------------------------------------------------------   ------------   ------------
OPERATIONS:

Net investment income                                     $    120,108   $     64,027
Net realized gain (loss) on investment transactions                  8             (1)
  Net Increase in Net Assets Resulting from Operations         120,116         64,026
-------------------------------------------------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS: /(1)/

Net increase in net assets resulting from capital share
 transactions                                                  122,117        238,534
  Net Increase in Net Assets Resulting from Capital Share
   Transactions                                                122,117        238,534
-------------------------------------------------------   ------------   ------------
DISTRIBUTIONS PAID:

From net investment income                                    (120,118)       (64,115)
  Total Distributions Paid                                    (120,118)       (64,115)
-------------------------------------------------------   ------------   ------------
Total Increase in Net Assets                                   122,115        238,445

NET ASSETS:
Beginning of year                                            2,305,164      2,066,719
End of year                                               $  2,427,279   $  2,305,164
-------------------------------------------------------   ------------   ------------
Accumulated Undistributed Net Investment Income           $       --     $         10
-------------------------------------------------------   ------------   ------------

(1) The number of shares approximates the dollar amount of transactions.

See Notes to the Financial Statements.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 5 LIQUID ASSETS PORTFOLIO

                                                         LIQUID ASSETS PORTFOLIO

FINANCIAL HIGHLIGHTS                     FOR THE FISCAL YEARS ENDED NOVEMBER 30,

                                                                          LIQUID ASSETS PORTFOLIO
                                                ---------------  ---------------  ---------------  ---------------  ----------------
Selected per share data                             2006             2005             2004             2003             2002
---------------------------------------------   ---------------  ---------------  ---------------  ---------------  ----------------
Net Asset Value, Beginning of Year              $          1.00  $          1.00  $          1.00  $          1.00  $          1.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.05             0.03             0.01             0.01             0.02
  Total from Investment Operations                         0.05             0.03             0.01             0.01             0.02
                                                ---------------  ---------------  ---------------  ---------------  ----------------
LESS DISTRIBUTIONS PAID:
  From net investment income                              (0.05)           (0.03)           (0.01)           (0.01)           (0.02)
    Total Distributions Paid                              (0.05)           (0.03)           (0.01)           (0.01)           (0.02)
                                                ---------------  ---------------  ---------------  ---------------  ----------------
Net Asset Value, End of Year                    $          1.00  $          1.00  $          1.00  $          1.00  $          1.00
                                                ---------------  ---------------  ---------------  ---------------  ----------------
Total Return /(1)/                                         4.95%            3.07%            1.24%            1.16%            1.96%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, in thousands, end of year           $     2,427,279  $     2,305,164  $     2,066,719  $     1,301,935  $        770,966
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements              0.10%            0.10%            0.10%            0.10%            0.10%
  Expenses, before waivers and reimbursements              0.37%            0.37%            0.37%            0.37%            0.38%
  Net investment income, net of waivers and
   reimbursements                                          4.88%            3.04%            1.26%            1.13%            1.93%
  Net investment income, before waivers and
   reimbursements                                          4.61%            2.77%            0.99%            0.86%            1.65%
                                                ---------------  ---------------  ---------------  ---------------  ----------------

(1) Assumes investment at net asset value at the beginning of the year, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the year.

See Notes to the Financial Statements.

            NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 6 LIQUID ASSETS PORTFOLIO

                                                        LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2006

LIQUID ASSETS PORTFOLIO

                                                         PRINCIPAL
                                                          AMOUNT   VALUE
                                                          (000S)   (000S)
       ASSET-BACKED NOTES - 5.4%
       Auto Receivables - 1.2%
         Ford Credit Auto Owner Trust, Series 2006-B,
          Class A1, /(1)/
          5.43%, 9/15/07                                    $6,952 $6,952
         Ford Credit Auto Owner Trust, Series 2006-C,
          Class A1, /(1)/
          5.36%, 12/15/07                                   15,000 15,000
         Nissan Auto Receivables Owner Trust,
          Series 2006-B, Class A1,
          5.08%, 5/15/07                                       784    784
         Nissan Auto Receivables Owner Trust,
          Series 2006-C, Class A1,
          5.49%, 8/15/07                                     5,189  5,189
         Triad Auto Receivables Owner Trust,
          Series 2006-B, Class A1,
          5.14%, 6/12/07                                        34     34
       ------------------------------------------------  --------- ------
                                                                   27,959
       ------------------------------------------------  --------- ------
       International Receivables - 3.8%
         Granite Master Issuer PLC, FRN,
          Series 2006-3, Class A4,
          5.30%, 12/20/06                                   10,000 10,000
         Holmes Financing PLC, FRN, Series 9, Class 1A,
          5.29%, 12/15/06                                   15,000 15,000
         Holmes Financing PLC, FRN, Series 10A,
          Class 1A, /(1)/
          5.29%, 12/15/06                                    7,000  7,000
         Holmes Master Issuer PLC, FRN, Series 2006-1A,
          Class 1A, /(1)/
          5.32%, 12/15/06                                   10,000 10,000
         Interstar Millennium Trust, FRN,
          Series 2006-2GA, Class A1, /(1)/
          5.30%, 12/27/06                                   14,274 14,274
         Mound Financing PLC, FRN, Series 5A,
          Class 1A, /(1)/
          5.29%, 12/8/06                                     7,000  7,000
         Paragon Mortgages PLC, FRN, Series 12A,
          Class A1, /(1)/
          5.30%, 12/15/06                                    9,807  9,807
         Paragon Mortgages PLC, FRN, Series 13A,
          Class A1, /(1)/
          5.31%, 12/15/06                                    5,000  5,000

                                                          PRINCIPAL
                                                           AMOUNT    VALUE
                                                           (000S)   (000S)
     ASSET-BACKED NOTES - 5.4% - CONTINUED
     International Receivables - 3.8% - (continued)
       Permanent Financing PLC, FRN, Series 9A,
        Class 1A, /(1)/
        5.29%, 12/11/06                                      $5,000  $5,000
       Permanent Master Issuer PLC, FRN,
        Series 2006-1, Class 1A,
        5.30%, 12/15/06                                      10,000  10,000
     ---------------------------------------------------  --------- -------
                                                                     93,081
     ---------------------------------------------------  --------- -------
     Other Receivables - 0.4%
       Caterpillar Financial Asset Trust, Series 2006-A,
        Class A1,
        5.45%, 6/25/07                                        2,721   2,721
       CIT Equipment Collateral, Series 2006-VT1,
        Class A1,
        4.99%, 3/20/07                                          981     981
       CNH Equipment Trust, Series 2006-B, Class A1,
        5.39%, 10/5/07                                        6,811   6,811
     ---------------------------------------------------  --------- -------
                                                                     10,513
     ---------------------------------------------------  --------- -------
     Total Asset-Backed Notes (Cost $131,553)                       131,553

     CERTIFICATES OF DEPOSIT - 15.2%
     Domestic Depository Institutions - 3.1%
       Washington Mutual Bank, FA, Stockton,
        California,
        5.75%, 7/5/07                                         5,000   5,009
       Washington Mutual Bank, FRCD,
        5.36%, 2/20/07                                       15,000  15,000
        5.35%, 2/26/07                                       10,000  10,000
       Wells Fargo Bank, N.A., San Francisco,
        California,
        4.74%, 12/4/06                                       10,000  10,000
        4.74%, 1/10/07                                       10,000  10,000
        4.79%, 1/18/07                                       10,000  10,000
        4.81%, 1/29/07                                       15,000  15,000
     ---------------------------------------------------  --------- -------
                                                                     75,009
     ---------------------------------------------------  --------- -------
     Foreign Depository Institutions - 12.1%
       ABN AMRO, London Branch,
        4.73%, 12/1/06                                       15,000  15,000
       Barclays Bank, London Branch,
        5.31%, 1/29/07                                       15,000  15,000

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 7   LIQUID ASSETS PORTFOLIO

-

                                                        LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2006

LIQUID ASSETS PORTFOLIO (continued)

                                                        PRINCIPAL
                                                         AMOUNT   VALUE
                                                         (000S)   (000S)
       CERTIFICATES OF DEPOSIT - 15.2% - CONTINUED
       Foreign Depository Institutions - 12.1% - (continued)
         Barclays Bank, New York Branch,
          5.09%, 2/26/07                                   $5,000 $5,000
         BNP Paribas, London Branch,
          4.91%, 2/5/07                                    12,000 12,000
          5.41%, 5/21/07                                   15,000 15,000
         Canadian Imperial Bank of Commerce,
          New York Branch,
          5.35%, 7/17/07                                   10,000 10,000
         Credit Agricole, London Branch,
          5.37%, 5/25/07                                    7,000  7,000
          5.35%, 6/22/07                                    4,000  4,000
          5.30%, 7/10/07                                    5,000  5,000
         Deutsche Bank, London Branch,
          4.93%, 2/5/07                                     7,000  7,000
          5.42%, 5/21/07                                    7,000  7,000
          5.36%, 10/19/07                                   5,000  5,000
         Deutsche Bank, New York Branch,
          5.13%, 3/12/07                                   10,000 10,000
          5.25%, 10/3/07                                   10,000  9,994
         DNB NOR Bank, London Branch,
          5.32%, 12/29/06                                  10,000 10,000
         HBOS Treasury Services, London Branch,
          5.31%, 3/27/07                                   20,000 20,000
          5.65%, 6/26/07                                    7,000  7,000
          5.41%, 9/20//07                                   8,000  8,000
         HBOS Treasury Services, New York Branch,
          4.75%, 12/4/06                                   10,000 10,000
         Nordea Bank Finland, New York Branch,
          5.11%, 3/7/07                                    10,000 10,000
          5.15%, 3/14/07                                    5,000  5,000
         Royal Bank of Canada, New York Branch,
          5.37%, 10/25/07                                  10,000 10,000
         Societe Generale, London Branch,
          4.81%, 12/15/06                                  15,000 15,000
          4.75%, 1/8/07                                    10,000 10,000
          5.36%, 7/17/07                                    5,000  5,000
         Svenska Handelsbanken, Inc., New York Branch,
          4.80%, 1/16/07                                    5,000  5,000
         Toronto Dominion Bank, New York Branch,
          5.41%, 6/4/07                                     5,000  5,000
          5.54%, 6/18/07                                    3,000  3,000
          5.71%, 7/9/07                                    10,000 10,000

                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
        CERTIFICATES OF DEPOSIT - 15.2% - CONTINUED
        Foreign Depository Institutions - 12.1% - (continued)
          UBS AG, Stamford Branch,
           4.96%, 2/7/07                                 $15,000 $15,000
          Unicredito Italiano, New York Branch,
           5.43%, 2/28/07                                 13,000  13,000
           5.40%, 3/14/07                                  5,000   5,000
        ---------------------------------------------  --------- -------
                                                                 292,994
        ---------------------------------------------  --------- -------
        Total Certificates of Deposit (Cost $368,003)            368,003

        COMMERCIAL PAPER - 26.3%
        Auto Receivables - 4.0%
          FCAR1 Owner Trust,
           5.28%, 1/16/07                                 15,000  14,899
           5.26%, 2/15/07                                 10,000   9,889
          Ford Credit Floorplan Master Owner Trust A,
           Motown Funding LLC, Series 2002, /(1)/
           5.30%, 12/8/06                                 15,000  14,984
           5.30%, 12/11/06                                10,000   9,985
           5.30%, 12/12/06                                12,000  11,980
           5.30%, 12/14/06                                10,000   9,981
           5.30%, 12/15/06                                 5,000   4,990
          New Center Asset Trust,
           5.28%, 1/2/07                                  10,000   9,953
          New Center Asset Trust, Plus Program,
           5.26%, 12/19/06                                10,000   9,974
        ---------------------------------------------  --------- -------
                                                                  96,635
        ---------------------------------------------  --------- -------
        Communications - 0.8%
          AT&T, Inc., /(1) (2)/
           5.27%, 12/29/06                                20,000  19,918
        ---------------------------------------------  --------- -------
        Credit Card Master Trust - 0.8%
          Capital One Multi Execution Trust,
           Nova Notes, /(1)/
           5.28%, 1/3/07                                   5,000   4,976
          Citibank Credit Card Master Trust,
           Dakota Certificates,
           5.27%, 1/17/07                                 15,000  14,897
        ---------------------------------------------  --------- -------
                                                                  19,873
        ---------------------------------------------  --------- -------
        Electronic and Other Electronic Components - 0.6%
          General Electric Co.,
           5.24%, 12/29/06                                15,000  14,939
        ---------------------------------------------  --------- -------

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 8   LIQUID ASSETS PORTFOLIO

-

                                                        LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2006

LIQUID ASSETS PORTFOLIO (continued)

                                                   PRINCIPAL
                                                    AMOUNT   VALUE
                                                    (000S)   (000S)
           COMMERCIAL PAPER - 26.3% - CONTINUED
           Multi-Seller Conduits - 12.7%
             Alpine Securitization,
              5.32%, 12/1/06                         $40,000 $40,000
             Amstel Funding Corp.,
              5.18%, 3/26/07                          25,000  24,587
              5.17%, 3/28/07                          15,000  14,748
             Amsterdam Funding,
              5.28%, 12/15/06                          5,000   4,990
             Atlantic Asset Securitization Corp.,
              5.28%, 12/18/06                         10,000   9,975
              5.27%, 1/2/07 /(1)/                      5,000   4,976
             Cedar Springs Capital Co.,
              5.28%, 1/10/07                          10,000   9,941
             Charta Corp.,
              5.27%, 1/10/07                           5,000   4,971
             Concord Minuteman Capital Co., /(1)/
              5.29%, 2/21/07                           5,000   4,940
             Crown Point Capital Co., /(1)/
              5.34%, 12/8/06, FRCP                    10,000   9,999
              5.27%, 12/11/06, FRCP                   10,000   9,999
              5.27%, 12/22/06, FRCP                   13,000  12,999
              5.24%, 1/17/07                          20,000  19,863
             Gotham Funding Corp., /(1)/
              5.28%, 12/5/06                           5,000   4,997
              5.28%, 12/18/06                          3,000   2,992
             Legacy Capital LLC, /(1)/
              5.21%, 5/18/07                           5,000   4,878
             Lexington Parker Capital,
              5.27%, 12/11/06, FRCP                    5,000   5,000
              5.27%, 12/19/06, FRCP                    5,000   5,000
              5.32%, 1/5/07, FRCP                     38,000  37,999
              5.29%, 2/21/07                          10,000   9,880
             Park Avenue Receivables, /(1)/
              5.27%, 12/5/06                           5,000   4,997
             Thames Asset Global Securitization
              Number One, Inc.,
              5.26%, 1/5/07                           15,000  14,923
              5.27%, 1/8/07                           10,000   9,944
             Variable Funding Capital, FRCP,
              5.28%, 12/1/06                          15,000  15,000
             Versailles,
              5.28%, 12/12/06                          5,000   4,992

                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
        COMMERCIAL PAPER - 26.3% - CONTINUED
        Multi-Seller Conduits - 12.7% - (continued)
          Victory Receivables Corp.,
           5.28%, 12/15/06                               $10,000  $9,980
           5.28%, 12/22/06                                 5,000   4,985
        ---------------------------------------------  --------- -------
                                                                 307,555
        ---------------------------------------------  --------- -------
        Other Receivables - 1.6%
          Thornburg Mortgage Capital Resources, /(1)/
           5.30%, 12/5/06                                 10,000   9,994
           5.30%, 12/8/06                                  5,000   4,995
           5.30%, 12/11/06                                 5,000   4,993
           5.30%, 12/15/06                                10,000   9,979
           5.30%, 12/27/06                                10,000   9,962
        ---------------------------------------------  --------- -------
                                                                  39,923
        ---------------------------------------------  --------- -------
        Security and Commodity Brokers - 0.2%
          Morgan Stanley, FRCP,
           5.36%, 12/1/06                                  5,000   5,000
        ---------------------------------------------  --------- -------
        Single Seller Conduits - 0.3%
          Blue Spice LLC,
           5.27%, 1/5/07                                   7,000   6,964
        ---------------------------------------------  --------- -------
        Structured Investment Vehicles - 5.3%
          Aquifer Funding LLC,
           5.28%, 12/7/06                                 10,000   9,991
          Beta Finance, Inc.,
           5.17%, 3/29/07                                 20,000  19,661
          Cancara Asset Securitization Ltd., FRCP,
           5.27%, 12/15/06                                10,000  10,000
          Deer Valley Funding LLC,
           5.28%, 12/15/06                                15,000  14,969
          Scaldis Capital LLC,
           5.28%, 1/10/07                                 10,000   9,941
           5.27%, 1/25/07                                 10,000   9,920
           5.27%, 2/20/07 /(1)/                            5,000   4,941
          Sigma Finance, Inc., /(1)/
           5.19%, 5/8/07                                  10,000   9,772
          Surrey Funding Corp., /(1)/
           5.27%, 1/31/07                                  5,000   4,955
          White Pine Finance LLC, FRCP, /(1)/
           5.28%, 12/4/06                                 10,000   9,999
           5.28%, 12/12/06                                 5,000   5,000
           5.28%, 12/20/06                                 5,000   5,000
           5.28%, 12/22/06                                 5,000   5,000
           5.28%, 12/27/06                                10,000  10,000
        ---------------------------------------------  --------- -------
                                                                 129,149
        ---------------------------------------------  --------- -------
        Total Commercial Paper (Cost $639,956)                   639,956

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 9   LIQUID ASSETS PORTFOLIO

-

                                                        LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2006

LIQUID ASSETS PORTFOLIO (continued)

                                                           PRINCIPAL
                                                            AMOUNT   VALUE
                                                            (000S)   (000S)
    CORPORATE NOTES/BONDS - 20.4%
    Bank Holding Companies - 1.0%
      HSBC U.S.A., Inc., FRN,
       5.32%, 12/15/06                                        $5,000 $5,000
      Wachovia Bank, N.A., FRN,
       5.39%, 12/1/06                                         10,000 10,003
      Wachovia Corp., FRN,
       5.45%, 1/22/07                                         10,000 10,007
    -----------------------------------------------------  --------- ------
                                                                     25,010
    -----------------------------------------------------  --------- ------
    Chemicals and Alied Products - 0.3%
      Merck and Co., Inc., MTN, /(1)/
       4.52%, 2/22/07                                          7,000  6,987
    -----------------------------------------------------  --------- ------
    Domestic Depository Institutions - 3.6%
      American Express Bank, FSB, FRN,
       5.29%, 12/27/06                                        20,000 19,999
      American Express Centurion, FRN,
       5.29%, 12/5/06                                         10,000 10,000
       5.40%, 12/18/06                                         5,000  5,005
      Bank of America N.A.,
       5.28%, 12/1/06, FRN                                    10,000 10,000
       5.33%, 1/26/07, FRN                                    15,000 15,000
       5.35%, 6/5/07                                          20,000 20,000
      Wachovia Bank, N.A., FRN,
       5.34%, 12/4/06                                          7,000  7,000
    -----------------------------------------------------  --------- ------
                                                                     87,004
    -----------------------------------------------------  --------- ------
    Foreign Depository Institutions - 3.4%
      Australia and New Zealand Banking Group, FRN, /(1)/
       5.34%, 12/5/06                                         15,000 15,000
       5.32%, 12/27/06                                         3,000  3,000
      Nordea Bank Finland, New York, FRN, /(1)/
       5.33%, 12/11/06                                         7,000  7,000
      Royal Bank of Canada, FRN,
       5.37%, 12/11/06                                        15,000 15,000
      Royal Bank of Scotland PLC, FRN, /(1)/
       5.31%, 12/21/06                                        15,000 15,000
      Unicredito Italiano, New York, FRN, /(1) (2)/
       5.33%, 12/14/06                                         3,000  3,000
      UBS AG, Stamford,
       5.40%, 11/28/07                                        10,000 10,000
      Westpac Banking Corp., FRN,
       5.43%, 12/11/06                                        10,000 10,000
      Westpac Banking Corp., New York, FRN, /(1)/
       5.29%, 12/6/06                                          5,000  5,000
    -----------------------------------------------------  --------- ------
                                                                     83,000
    -----------------------------------------------------  --------- ------

                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
        CORPORATE NOTES/BONDS - 20.4% - CONTINUED
        Insurance Carriers - 1.3%
          Allstate Life Global Funding II, FRN, /(1)/
           5.38%, 12/15/06                               $10,000 $10,000
          ASIF Global Financing XXXI, FRN, /(1)/
           5.37%, 2/23/07                                 10,000  10,000
          MET Life Global Funding I, FRN, /(1)/
           5.41%, 12/15/06                                10,000  10,000
        ---------------------------------------------  --------- -------
                                                                  30,000
        ---------------------------------------------  --------- -------
        Non-Depository Personal Credit - 4.8%
          American Express Credit Corp., FRN,
           5.28%, 12/11/06                                13,000  13,000
          General Electric Capital Corp., FRN,
           5.33%, 12/8/06                                 20,000  20,000
           5.39%, 12/8/06                                  6,800   6,800
           5.45%, 12/11/06                                15,000  15,004
           5.28%, 12/26/06                                18,000  18,000
          Household Finance Corp., FRN,
           5.44%, 12/1/06                                  5,000   5,001
          HSBC Finance Corp., FRN,
           5.35%, 12/26/06                                25,000  25,000
           5.31%, 2/6/07                                   2,000   2,000
           5.41%, 2/28/07                                  5,000   5,001
          SLM Corp., FRN, /(1)/
           5.32%, 12/12/06                                 6,000   6,000
        ---------------------------------------------  --------- -------
                                                                 115,806
        ---------------------------------------------  --------- -------
        Security and Commodity Brokers - 1.7%
          Lehman Brothers Holdings, FRN,
           5.47%, 12/22/06                                 5,000   5,000
           5.29%, 2/26/07                                  5,000   5,000
          Merrill Lynch & Co., FRN, MTN,
           5.57%, 12/11/06                                15,000  15,005
           5.29%, 12/27/06                                 5,000   5,000
          Morgan Stanley, FRN,
           5.39%, 12/27/06                                12,000  12,000
        ---------------------------------------------  --------- -------
                                                                  42,005
        ---------------------------------------------  --------- -------
        Structured Investment Vehicles - 3.9%
          Beta Finance, Inc., FRN, MTN, /(1)/
           5.33%, 12/15/06                                10,000  10,000
          Cullinan Finance Corp., MTN, /(1)/
           5.34%, 10/10/07                                10,000  10,000
          Five Finance, Inc., FRN, /(1)/
           5.36%, 12/15/06                                 7,000   7,000

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 10  LIQUID ASSETS PORTFOLIO

-

                                                        LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2006

LIQUID ASSETS PORTFOLIO (continued)

                                                       PRINCIPAL
                                                        AMOUNT   VALUE
                                                        (000S)   (000S)
        CORPORATE NOTES/BONDS - 20.4% - CONTINUED
        Structured Investment Vehicles - 3.9% - (continued)
          Links Finance LLC, FRN, MTN, /(1)/
           5.29%, 12/15/06                               $15,000 $15,000
           5.28%, 12/27/06                                 3,000   3,000
           5.33%, 1/10/07                                 10,000  10,000
           5.33%, 1/11/07                                  5,000   5,000
          Sigma Finance, Inc.,
           5.32%, 12/15/06, FRN /(1)/                     10,000  10,000
           5.45%, 10/29/07 /(1) (2)/                      10,000  10,000
          Whistlejacket Capital LLC, FRN, MTN, /(1)/
           5.31%, 12/20/06                                10,000  10,001
          White Pine Finance LLC, FRN, /(1)/
           5.28%, 12/27/06                                 5,000   4,999
        ---------------------------------------------- --------- -------
                                                                  95,000
        ---------------------------------------------- --------- -------
        Transportation Equipment - 0.4%
          American Honda Finance, FRN, /(1)/
           5.42%, 12/7/06                                  5,000   5,001
           5.34%, 1/26/07                                  5,000   5,000
        ---------------------------------------------- --------- -------
                                                                  10,001
        ---------------------------------------------- --------- -------
        Total Corporate Notes/Bonds (Cost $494,813)              494,813

        EURODOLLAR TIME DEPOSITS - 9.0%
        Foreign Depository Institutions - 9.0%
          Allied Irish Banks, Dublin,
           5.42%, 2/20/07                                 10,000  10,000
          Dexia Bank Belgium, London,
           5.32%, 1/5/07                                  15,000  15,000
          Dexia Credit Local, Grand Cayman,
           5.34%, 12/1/06                                 55,000  55,000
          ING Bank, Amsterdam,
           5.32%, 12/1/06                                 43,186  43,186
          KBC Bank, Paris,
           5.33%, 5/17/07                                 10,000  10,000
          National Bank of Canada, Montreal, Canada,
           5.34%, 3/29/07                                 15,000  15,000
          UBS AG, Grand Cayman,
           5.35%, 12/1/06                                 69,295  69,295
        ---------------------------------------------- --------- -------
        Total Eurodollar Time Deposits (Cost $217,481)           217,481

                                                        PRINCIPAL
                                                         AMOUNT    VALUE
                                                         (000S)    (000S)
     MUNICIPAL INVESTMENTS - 2.2%
     Administration of Environmental and Housing Programs - 0.8%
       State of Texas G.O. Taxable VRDB, Veterans'
        Land, Series 2000A,
        5.32%, 12/8/06                                    $18,350   $18,350
     -------------------------------------------------  --------- ---------
     Educational Services - 0.2%
       Savannah, Georgia, College of Art and Design,
        Taxable Revenue Bonds, Series 2004 (Bank
        of America, N.A. LOC),
        5.32%, 12/8/06                                      5,400     5,400
     -------------------------------------------------  --------- ---------
     Electric Services - 0.2%
       M-S-R Public Power Agency, California,
        Taxable Revenue Bonds, Series 1998G, San
        Juan Project (MBIA Insured),
        5.33%, 12/8/06                                      5,700     5,700
     -------------------------------------------------  --------- ---------
     Executive, Legislative and General Government - 0.2%
       Cook County, Illinois, G.O. Taxable Bonds,
        Series 2004D,
        5.37%, 12/8/06                                      5,000     5,000
     -------------------------------------------------  --------- ---------
     Public Finance, Tax and Monetary - 0.2%
       Oakland-Alameda County Coliseum Authority
        CP Taxable, Series 1996 A-1, Oakland
        Coliseum Arena (Allied Irish Bank LOC),
        5.41%, 12/1/06                                      5,000     5,000
     -------------------------------------------------  --------- ---------
     Real Estate - 0.3%
       Fiore Capital LLC, Taxable VRN, Series 2005A
        (Marshall & Ilsley Bank LOC),
        5.35%, 12/8/06                                      8,245     8,245
     -------------------------------------------------  --------- ---------
     Water Services - 0.3%
       Olivenhain, California Municipal Water District
        COP Taxable VRDB, Series 2002 (Bank of
        America, N.A. LOC),
        5.37%, 12/8/06                                      7,040     7,040
     -------------------------------------------------  --------- ---------
     Total Municipal Investments (Cost $54,735)                      54,735
     -------------------------------------------------  --------- ---------
     Investments, at Amortized Cost ($1,906,541)                  1,906,541

See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 11  LIQUID ASSETS PORTFOLIO

-

                                                        LIQUID ASSETS PORTFOLIO

SCHEDULE OF INVESTMENTS
                                                              NOVEMBER 30, 2006

LIQUID ASSETS PORTFOLIO (continued)

                                                       PRINCIPAL
                                                        AMOUNT     VALUE
                                                        (000S)     (000S)
    REPURCHASE AGREEMENTS - 22.0%
    (Colld. at a minimum of 102%)
    Joint Repurchase Agreements - 1.4%
      Bank of America Securities LLC, dated
       11/30/06, repurchase price $11,039
       5.27%, 12/1/06                                    $11,038    $11,038
      Morgan Stanley & Co., Inc., dated 11/30/06,
       repurchase price $7,359
       5.27%, 12/1/06                                      7,358      7,358
      Societe Generale, New York Branch, dated
       11/30/06, repurchase price $3,680
       5.27%, 12/1/06                                      3,679      3,679
      UBS Securities LLC, dated 11/30/06,
       repurchase price $11,039
       5.27%, 12/1/06                                     11,038     11,038
    -------------------------------------------------- --------- ----------
                                                                     33,113
    -------------------------------------------------- --------- ----------
    (Colld. at a minimum of 102%)
    Repurchase Agreements - 20.6%
      Bank of America, N.A., dated 11/30/06,
       repurchase price $10,001
       5.32%, 12/1/06                                     10,000     10,000
      Citigroup Global Markets, Inc., dated
       11/30/06, repurchase price $60,009
       5.32%, 12/1/06                                     60,000     60,000
      HSBC Securities U.S.A., Inc., dated 11/30/06,
       repurchase price $235,035
       5.32%, 12/1/06                                    235,000    235,000
      Lehman Brothers, Inc., dated 11/30/06,
       repurchase price $50,007
       5.32%, 12/1/06                                     50,000     50,000
      UBS securities LLC, dated 11/30/06,
       repurchase price $145,021
       5.32%, 12/1/06                                    145,000    145,000
    -------------------------------------------------- --------- ----------
                                                                    500,000
    -------------------------------------------------- --------- ----------
    Total Repurchase Agreements (Cost $533,113)                     533,113
    -------------------------------------------------- --------- ----------
    Total Investments - 100.5% (Cost $2,439,654) /(3)/            2,439,654
       Liabilities less Other Assets - (0.5)%                       (12,375)
    -------------------------------------------------- --------- ----------
    NET ASSETS - 100.0%                                          $2,427,279


(1)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(2)Restricted security that has been deemed illiquid. At November 30, 2006, the value of these restricted illiquid securities amounted to approximately $32,918,000 or 1.4% of net assets. Additional information on each restricted illiquid security is as follows:

                                                          ACQUISITION
                                              ACQUISITION    COST
          SECURITY                               DATE       (000S)
          AT&T, Inc.,
            5.27%, 12/29/06                     11/8/06     $19,851
          Sigma Finance, Inc.,
            5.45%, 10/29/07                    10/26/06      10,000
          Unicredito Italiano, New York, FRN,
            5.33%, 12/14/06                     9/20/06       3,000
          ----------------------------------- ----------- -----------

(3)The cost for federal income tax purposes was $2,439,654.

                          At November 30, 2006, the maturity analysis for the Liquid Assets Portfolio as a percentage of investments was:
                          MATURITY ANALYSIS                                        %
                          0 - 14 Days                                             48.5%
                           15 - 30 Days                                           18.5
                           31 - 60 Days                                           12.4
                           61 - 90 Days                                            6.1
                           91 - 180 Days                                           8.6
                           181 - 364 Days                                          5.9
                          ---------------------------------- -----------------   ---------------------
                           Total                                                 100.0%


See Notes to the Financial Statements.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 12  LIQUID ASSETS PORTFOLIO

-

                                                         LIQUID ASSETS PORTFOLIO

ABBREVIATIONS AND OTHER INFORMATION                            NOVEMBER 30, 2006

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

Interest rates represent either the stated coupon rate, annualized yield on date of purchase for discounted notes, or, for floating rate securities, the current reset rate.

Maturity dates represent the stated date on the security, the next interest reset/puttable date for floating rate and variable rate securities or the prerefunded date for these types of securities.

Interest rates are reset daily and interest is payable monthly with respect to all joint repurchase agreements.

                       EXPLANATION OF ABBREVIATIONS USED
                     THROUGHOUT THE SCHEDULE OF INVESTMENTS

Colld.   Collateralized

COP      Certificate of Participation

CP       Commercial Paper

FHLMC    Freddie Mac

FNMA     Fannie Mae

FRCD     Floating Rate Certificates of Deposit

FRCP     Floating Rate Commercial Paper

FRN      Floating Rate Notes

FSB      Federal Savings Bank

G.O.     General Obligation

LOC      Letter of Credit

MBIA     Municipal Bond Insurance Association

MTN      Medium Term Notes

VRDB     Variable Rate Demand Bonds

VRN      Variable Rate Notes

         NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 13  LIQUID ASSETS PORTFOLIO

                                                         LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS                              NOVEMBER 30, 2006

1. ORGANIZATION

Northern Institutional Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently includes 22 portfolios, each with its own investment objective (e.g., long-term capital appreciation, total return or income consistent with preservation of capital). The Liquid Assets Portfolio (the "Portfolio") seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity by investing exclusively in high-quality money market instruments. Northern Trust Investments, N.A. ("NTI"), a direct subsidiary of The Northern Trust Company ("Northern Trust"), serves as the investment adviser for the Portfolio. Northern Trust also serves as the custodian and transfer agent for the Trust. NTI and PFPC Inc. ("PFPC") serve as the Trust's co-administrators, and Northern Funds Distributors, LLC is the Trust's distributor.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles or "GAAP." The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

A) VALUATION OF SECURITIES - The investments held by the Portfolio are valued at amortized cost, which the investment adviser has determined, pursuant to Board of Trustees authorization, approximates fair market value. Under this method, investments purchased at a discount or premium are valued by accreting or amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity.

B) REPURCHASE AGREEMENTS - During the term of a repurchase agreement, the market value of the underlying collateral, including accrued interest, is required to equal or exceed the market value of the repurchase agreement. The underlying collateral for tri-party repurchase agreements is held in accounts for Northern Trust, as agent of the Portfolio, at the Bank of New York or JPMorgan Chase which, in turn, hold securities through the book-entry system at the Federal Reserve Bank of New York. The underlying collateral for other repurchase agreements is held in a customer-only account for Northern Trust, as custodian for the Portfolio, at the Federal Reserve Bank of Chicago.

The nature and terms of the collateral received for the repurchase agreements are as follows:

          Name     COUPON RATES      MATURITY DATES
          ------   ------------   -----------------
          FHLMC        0.00%       1/1/29 - 5/15/36
          ------   ------------   -----------------
          FNMA     5.00% - 7.50%  10/1/19 - 11/1/36
          ------   ------------   -----------------

The Portfolio and other Portfolios of the Trust may enter into joint repurchase agreements with non-affiliated counterparties through a master repurchase agreement with Northern Trust. NTI administers and manages these repurchase agreements in accordance with and as part of its duties under its investment advisory agreements with the Portfolio and does not collect any additional fees from the Portfolio for such services. The Portfolio has entered into such joint repurchase agreements at November 30, 2006, as reflected in its accompanying Schedule of Investments.

The nature and terms of the collateral received for the joint repurchase agreements are as follows:

          Name                   COUPON RATES     MATURITY DATES
          -------------------   -------------   ------------------
          U.S. Treasury Bonds   2.00% - 11.25%   2/15/15 - 4/15/29
          -------------------   -------------   ------------------
          U.S. Treasury Notes   2.00% - 4.25%    1/15/10 - 1/15/14
          -------------------   -------------   ------------------

C) INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded as of the trade date. The Portfolio determines the gain or loss realized from investment transactions by using an identified cost basis method. Interest income is recognized on an accrual basis and includes amortization of premiums and accretion of discounts using the straight-line method.

D) EXPENSES - The Portfolio is charged for those expenses that are directly attributable to the Portfolio. Expenses incurred which do not specifically relate to the Portfolio are typically allocated among all the portfolios of the Trust in proportion to each portfolio's relative net assets.

E) DISTRIBUTIONS TO SHAREHOLDERS - The Portfolio's net investment income is declared daily and paid monthly. Net realized short-term capital gains, if any, in excess of net capital loss carry-forwards, are declared and paid at least annually.

Distributions of net investment income with respect to a calendar month (including with respect to shares redeemed at any time during the month) are made as soon as practicable following the end of the month. Distributions are made by the Portfolio to Northern Trust in cash. Northern Trust has undertaken to credit or arrange for the crediting of such distributions to each shareholder's account with Northern Trust, its affiliates or its correspondents. The Portfolio may periodically make reclassifications among certain of

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 14 LIQUID ASSETS PORTFOLIO

                                                         LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS (continued)                  NOVEMBER 30, 2006

its capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset value of the Portfolio.

F) FEDERAL INCOME TAXES - No provision for federal income taxes has been made since the Portfolio's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its taxable income and tax-exempt income to its shareholders.

At November 30, 2006, the capital loss carryforward for U.S. federal income tax purposes was $1,000 expiring November 30, 2013. The Portfolio may offset future capital gains with this capital loss carryforward.

At November 30, 2006, the tax component of undistributed net investment income and realized gains, including amounts declared but not yet paid for federal income tax purposes, was as follows:

                                UNDISTRIBUTED
          Amount in thousands    ORDINARY
          -------------------   -------------
                                 INCOME*
                                -------------
          Liquid Assets         $ 10,999
          -------------------   -------------

The tax character of distributions paid during the fiscal years ended November 30, 2005 and 2006 were as follows:

                                     DISTRIBUTED FROM
                                        ORDINARY
         Amount in thousands            INCOME*
         --------------------   ----------   -----------
                                   2005          2006
                                ----------   -----------
         Liquid Assets          $   59,817   $   116,620
         --------------------   ----------   -----------

* Ordinary income includes taxable market discount income and short-term capital gains, if any.

3. ADVISORY, TRANSFER AGENCY AND CUSTODIAN AGREEMENTS

As compensation for advisory services and assumption of related expenses, the investment adviser is entitled to receive a fee, calculated daily and payable monthly, at an annual rate of 0.25 percent of the Portfolio's average daily net assets. Until further notice, the investment adviser has voluntarily agreed to waive all of the advisory fee. The effect of this waiver by the investment adviser for the fiscal year ended November 30, 2006, reduced advisory fees as shown in the accompanying Statement of Operations.

As compensation for services rendered as custodian and transfer agent, including the assumption of the expenses related thereto, Northern Trust receives compensation based on a pre-determined schedule of charges approved by the Board. Until further notice, Northern Trust has voluntarily agreed to waive all of the custodian and transfer agent fees. The effect of this fee waiver by Northern Trust for the fiscal year ended November 30, 2006, reduced fees as shown in the accompanying Statement of Operations. The Portfolio has entered into an expense offset arrangement with the custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. Custodian credits are reflected in the Portfolio's Statement of Operations.

4. ADMINISTRATION, DISTRIBUTION AND OTHER AGREEMENTS

NTI and PFPC, the co-administrators of the Portfolio, are entitled to a monthly co-administration fee at the annual rate of 0.10 percent of the average daily net assets. The co-administrators are also entitled to additional fees for special legal services.

In addition, if in any fiscal year the sum of the Portfolio's expenses, including the administration fee, but excluding the fees payable to NTI for its duties as investment adviser and Northern Trust for its duties as transfer agent and extraordinary expenses (such as taxes, interest and other extraordinary expenses), exceed on an annualized basis 0.10 percent of the Portfolio's average daily net assets, NTI as co-administrator has agreed to reimburse the Portfolio for the amount of the excess pursuant to the terms of the co-administration agreement.

The expenses reimbursed for the fiscal year ended November 30, 2006, under such agreements are shown in the accompanying Statement of Operations.

Northern Funds Distributors, LLC, the placement agent for the Portfolio, received no compensation under the placement agency agreement.

Certain officers of the Trust are also officers of Northern Trust and NTI. All officers serve without compensation from the Portfolio. The Trust provides a deferred compensation plan for its Trustees who are not officers of Northern Trust or NTI. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are included in "Accrued other liabilities" in the Statement of Assets and Liabilities. The Trustee's account shall be deemed to be invested in a money market fund selected by the Trust that complies with the provisions of Rule 2a-7 under the Investment Company Act of 1940, as amended. The income, gains and losses achieved by such deemed investment shall be credited to the Trustee's account as provided in the plan. At November 30, 2006, the amount payable was approximately $7,000.

5. BANK LOANS

The Trust has entered into a $150,000,000 revolving bank credit agreement administered by Deutsche Bank AG for liquidity and other purposes. Borrowings by the Trust bear an interest rate of (i)

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 15 LIQUID ASSETS PORTFOLIO

                                                         LIQUID ASSETS PORTFOLIO

NOTES TO THE FINANCIAL STATEMENTS (continued)                  NOVEMBER 30, 2006

the higher of the Prime Lending Rate and 0.50 percent above the federal funds rate, (ii) 0.45 percent above IBOR (Interbank Offered Rate) or (iii) 0.45 percent above LIBOR (London Interbank Offered Rate), at the option of the Trust and in accordance with the terms of the agreement.

At November 30, 2006, the Portfolio did not have any outstanding loans. The Portfolio did not incur any interest expense during the fiscal year ended November 30, 2006.

6. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for the fiscal year ended November 30, 2006, were as follows:

                  PROCEEDS
Amounts in          FROM        REINVESTMENT     PAYMENTS FOR     NET INCREASE
thousands*       SHARES SOLD    OF DIVIDENDS    SHARES REDEEMED   IN NET ASSETS
-------------   ------------    ------------    ---------------   -------------
Liquid Assets    $10,024,934         $48          $(9,902,865)       $122,117
-------------   ------------    ------------    ---------------   -------------

* The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

Transactions in capital shares for the fiscal year ended November 30, 2005, were as follows:

         Amounts in       PROCEEDS FROM      PAYMENTS FOR     NET INCREASE
         thousands*        SHARES SOLD     SHARES REDEEMED    IN NET ASSETS
         --------------   -------------    ---------------    -------------
         Liquid Assets     $ 9,639,940       $(9,401,406)        $238,534
         --------------   -------------    ---------------    -------------

* The number of shares sold, reinvested and redeemed approximates the dollar amount of transactions.

7. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes".
This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim finacial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date.

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value mearsurements.

Management is currently evaluating the impact the adoptions of FIN 48 and SFAS 157 will have on the Portfolio's financial statement disclosures for next year.

8. TAX INFORMATION (UNAUDITED)

The American Jobs Creation Act (Sec. 871 (k)) allows a regulated investment company to designate interest related dividends and qualified short-term capital gains that are exempt from U.S. withholding taxes for foreign investors, not considered a U.S. person, for tax years after December 31, 2004. The Northern Institutional Liquid AssetsPortfolio designates 100% of its Qualified Interest Income (QII) for the fiscal year ended November 30, 2006.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 16 LIQUID ASSETS PORTFOLIO

                                                        LIQUID ASSETS PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE NORTHERN
INSTITUTIONAL FUNDS
SHAREHOLDERS AND
BOARD OF TRUSTEES:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Liquid Assets Portfolio (the "Portfolio") of the Northern Institutional Funds as of November 30, 2006, and the related statement of operations, statement of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification of securities owned at November 30, 2006 by physical examination of the securities held by the custodian and by correspondence with central depositories and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Liquid Assets Portfolio at November 30, 2006, the results of its operations, the changes in its net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young LLP

Chicago, Illinois
January 12, 2007

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 17  LIQUID ASSETS PORTFOLIO

                                                         LIQUID ASSETS PORTFOLIO

FUND EXPENSES                                      NOVEMBER 30, 2006 (UNAUDITED)

As a shareholder of the Portfolio, you incur ongoing costs, including advisory fees; distribution (12b-1) fees, if any; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, June 1, 2006 through November 30, 2006.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid 6/1/06 - 11/30/06" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5 percent per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5 percent hypothetical example with the 5 percent hypothetical examples that appear in shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. As a shareholder of the Portfolio, you do not incur any transaction costs, such as sales charges (loads), redemption fees, or exchange fees, but shareholders of other funds may incur such costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                                    BEGINNING     ENDING
                                    ACCOUNT      ACCOUNT         EXPENSE
                         EXPENSE     VALUE        VALUE           PAID*
                          RATIO      6/1/06     11/30/06     6/1/06 - 11/30/06
                         -------   ----------   ----------   -----------------
          Actual          0.10%    $ 1,000.00   $ 1,026.30     $ 0.51
          ------------   -------   ----------   ----------   -----------------
          Hypothetical    0.10%    $ 1,000.00   $ 1,024.57     $ 0.51 **
          ------------   -------   ----------   ----------   -----------------

* Expenses are calculated using the Portfolio's annualized expense ratio, which represents ongoing expenses as a percentage of net assets for the fiscal year ended November 30, 2006. Expenses are calculated by multiplying the annualized expense ratio by the average account value over the period; then multiplying the result by the number of days in the most recent fiscal half year (183); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent fiscal half year may differ from expense ratios based on one-year data in the Financial Highlights.

** Hypothetical expenses are based on the Portfolio's actual annualized expense ratio and an assumed rate of return of 5 percent per year before expenses.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 18 LIQUID ASSETS PORTFOLIO

                                                        LIQUID ASSETS PORTFOLIO

TRUSTEES AND OFFICERS
                                                  NOVEMBER 30, 2006 (UNAUDITED)

Set forth below is information about the Trustees and Officers of Northern Institutional Funds. Each Trustee has served in that capacity since he or she was originally elected or appointed to the Board of Trustees. Each Trustee oversees a total of 57 portfolios in the Northern Funds Complex -- Northern Institutional Funds offers 22 portfolios and Northern Funds offers 35 portfolios. The Northern Institutional Funds' Statement of Additional Information contains additional information about the Trustees and is available upon request and without charge by calling 800/637-1380.

  NON-INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS      PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
--------------------------------------------------------------------------------------
WILLIAM L. BAX           . Managing Partner of               . Sears Holding Corp.
Age 63                     PricewaterhouseCoopers (an         (a retail company).
Trustee since 2005         accounting firm) from 1999 to
                           2003;
                         . Director of Big Shoulders Fund
                           since 1997;
                         . Director of Children's Memorial
                           Hospital since 1997;
                         . Trustee of DePaul University
                           since 1998.
--------------------------------------------------------------------------------------
RICHARD G. CLINE         . Chairman and President of         . PepsiAmericas (a soft
Age 71                     Hawthorne Investors, Inc. (a       drink bottling
Trustee since 1997         management advisory services and   company);
                           private investment company)       . Ryerson, Inc.
                           since 1996;                        (a metals distribution
                         . Managing Partner of Hawthorne      company).
                           Investments, LLC (a management
                           advisory services and private
                           investment company) since 2001;
                         . Managing Member of Hawthorne
                           Investments II, LLC (a private
                           investments company) since 2004.
--------------------------------------------------------------------------------------
EDWARD J. CONDON, JR.    . Chairman and CEO of The Paradigm  . None
Age 66                     Group, Ltd. (a financial
Trustee since 1994         adviser) since 1993;
                         . Principal and Co-Founder of
                           Paradigm Capital since 1996;
                         . Senior Partner of NewEllis
                           Ventures since 2001;
                         . Member of the Board of Managers
                           of The Liberty Hampshire
                           Company, LLC (a receivable
                           securitization company) from
                           1996 to 2001;
                         . Director of Financial Pacific
                           Company (a small business
                           leasing company) from 1998 to
                           2004;
                         . Member and Director of the
                           Illinois Venture Capital
                           Association since 2001;
                         . Trustee at Dominican University
                           from 1996 to 2005;
                         . Member of the Board of Directors
                           of the Chicago Children's Museum
                           since 2001;
                         . Member of the Board of
                           Governors, the Metropolitan Club
                           since 2003;
                         . Member of the Advisory Board of
                           AAVIN Equity Partners since 2005;
                         . Chairman of the Nominating
                           Committee of Girl Scouts of
                           Chicago from 1993 to 2003;
                         . Member of the National Advisory
                           Board of National Domestic
                           Violence Hotline since 2005.
--------------------------------------------------------------------------------------
SHARON GIST GILLIAM      . CEO of Chicago Housing Authority  . None
Age 63                     since 2006;
Trustee since 2001       . Executive Vice President of
                           Unison-Maximus, Inc. (an
                           aviation and governmental
                           consulting company) from 1989 to
                           2005;
                         . Principal/Officer/Director, UCG
                           Associates, Inc. (a management
                           consulting firm) from 2005 to
                           2006.
--------------------------------------------------------------------------------------
SANDRA POLK GUTHMAN      . CEO of Polk Bros. Foundation (an  . None
Age 62                     Illinois not-for-profit
Trustee since 1997         corporation) since 1993;
                         . Director of MBIA Insurance Corp.
                           of Illinois (a municipal bond
                           insurance company) since 1994;
                         . Director of STS Consultants,
                           Ltd. (an employee-owned
                           engineering consulting firm
                           since 2001).

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 19  LIQUID ASSETS PORTFOLIO

                                                        LIQUID ASSETS PORTFOLIO

                                                  NOVEMBER 30, 2006 (UNAUDITED)


NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS      PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/             FIVE YEARS                          HELD BY TRUSTEE
-----------------------------------------------------------------------------------------
  MICHAEL E. MURPHY      . President of Sara Lee Foundation  . Coach, Inc.;
  Age 70                   (philanthropic organization)      . Payless Shoe Source,
  Trustee since 2000       from 1997 to 2001.                 Inc. (a retail shoe store
                                                              business);
                                                             . GATX Corporation
                                                              (a railroad holding
                                                              company).
-----------------------------------------------------------------------------------------
  RICHARD P. STRUBEL     . Vice Chairman and Director of     . Gildan Activewear,
  Age 67                   Cardean Learning Group (formerly   Inc. (an athletic
  Trustee since 1982       UNext, Inc.) (a provider of        clothing marketing
                           educational services via the       and manufacturing
                           Internet) since 2003;              company);
                         . President, Chief Operating        . Goldman Sachs
                           Officer, and Director of UNext,    Mutual Fund
                           Inc. from 1999 to 2003.            Complex (72
                                                              portfolios);
                                                             . Goldman Sachs
                                                              Closed-End Fund.

  INTERESTED TRUSTEES

NAME, ADDRESS/(1)/, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST   OTHER DIRECTORSHIPS
TRUSTEE/(2)/                   FIVE YEARS                          HELD BY TRUSTEE
--------------------------------------------------------------------------------------
MARY JACOBS SKINNER, ESQ./(3)/ . Partner in the law firm of              . None
Age 49                           Sidley Austin Brown & Wood, LLP.
Trustee since 2000
--------------------------------------------------------------------------------------
Terence J. Toth/(3)/           . President, Chief Executive              . None
Age: 47                          Officer of Northern Trust
Trustee since 2006               Investments, N.A. from 2004 to
                                 present;
                               . President of Northern Trust
                                 Global Investments, a division
                                 of Northern Trust Corporation,
                                 since 2004;
                               . Executive Vice President and
                                 Managing Director of
                                 Quantitative Management and
                                 Securities Lending of Northern
                                 Trust Investments, N.A. from
                                 2000 to 2004.

(1)Each Trustee may be contacted by writing to the Trustee, c/o Diana E. McCarthy, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103-6996.

(2)Each Trustee serves until his or her resignation, removal or retirement, or election of his or her successor.

(3)An "interested person", as defined by the Investment Company Act of 1940, as amended. Ms. Skinner is deemed to be an "interested" Trustee because her law firm provides legal services to Northern Trust Corporation and its affiliates, and because she owns shares of Northern Trust Corporation. Mr. Toth is deemed to be an "interested" Trustee because he is an officer, director, employee and shareholder of Northern Trust Corporation and/or its affiliates.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 20  LIQUID ASSETS PORTFOLIO

                                                        LIQUID ASSETS PORTFOLIO

                                                  NOVEMBER 30, 2006 (UNAUDITED)


  OFFICERS OF THE TRUST/(1)/

NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS                 PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                             FIVE YEARS
-----------------------------------------------------------------------
LLOYD A. WENNLUND                   . Executive Vice President since
Age: 49                               2003 and Director since 2001 of
50 South LaSalle Street               Northern Trust Investments,
Chicago, IL 60603                     N.A.; Executive Vice President
President since 2000                  and other positions at The
                                      Northern Trust Company,
                                      President and Director of
                                      Northern Trust Securities, Inc.,
                                      and Managing Executive, Mutual
                                      Funds for Northern Trust Global
                                      Investments since 1989.
-----------------------------------------------------------------------
ERIC K. SCHWEITZER                  . Senior Vice President at
Age: 45                               Northern Trust Investments, N.A.
50 South LaSalle Street               since 2001 and Senior Vice
Chicago, IL 60603                     President at The Northern Trust
Vice President since 2000             Company and the Director of
                                      Distribution, Product Management
                                      and Client Services in the
                                      Mutual Fund Group of Northern
                                      Trust Global Investments since
                                      2000.
-----------------------------------------------------------------------
STUART SCHULDT                      . Senior Vice President and
Age: 44                               Division Manager of Fund
50 South LaSalle Street               Administration and Fund
Chicago, IL 60603                     Accounting, The Northern Trust
Treasurer since 2005                  Company since 1998. Assistant
                                      Treasurer of the Trust from 2002
                                      to 2005.
-----------------------------------------------------------------------
SUSAN J. HILL                       . Chief Compliance Officer of
Age: 50                               Northern Trust Investments, N.A.
50 South LaSalle Street               since 2005; Senior Vice
Chicago, IL 60603                     President of Northern Trust
Chief Compliance Officer since 2004   Investments, N.A. since 2005;
                                      Counsel and Vice President of
                                      Northern Trust Investments, N.A.
                                      and Northern Trust Company from
                                      2000 to 2004.
-----------------------------------------------------------------------
Debra Mairs                         . Vice President and Director of
Age: 44                               Compliance of Northern Trust
50 South LaSalle Street               Investments, N.A. and Northern
Chicago, IL 60603                     Trust Securities, Inc. since
Anti-Money Laundering                 2006; Vice President of Northern
Compliance Officer since 2006         Trust Securities, Inc. from 2004
                                      to 2006. Chief Operating Officer
                                      at Melvin Securities, Inc. from
                                      1999 to 2004.
-----------------------------------------------------------------------
BRIAN OVAERT                        . Executive Vice President and
Age: 45                               Head of Worldwide Fund
50 Bank Street                        Administration at The Northern
London, E145NT                        Trust Company overseeing Fund
Assistant Treasurer since 2005        Accounting, Transfer Agent and
                                      Fund Administration functions
                                      since 1998; Treasurer of the
                                      Trust from 2002 to 2005.
-----------------------------------------------------------------------
Diana E. McCarthy, Esq.             . Partner in the law firm of
Age: 55                               Drinker Biddle & Reath LLP since
One Logan Square                      2002; Associate at Drinker
18th and Cherry Streets               Biddle & Reath LLP since 1994.
Philadelphia, PA 19103-6996
Secretary since 2006

(1)Each Officer serves until his or her resignation, removal or retirement, or election of his or her successor.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 21  LIQUID ASSETS PORTFOLIO

                                                        LIQUID ASSETS PORTFOLIO

                                                  NOVEMBER 30, 2006 (UNAUDITED)




NAME, ADDRESS, AGE,
POSITIONS HELD WITH
FUNDS AND LENGTH OF
SERVICE AS NORTHERN
INSTITUTIONAL FUNDS            PRINCIPAL OCCUPATIONS DURING PAST
OFFICER                        FIVE YEARS
------------------------------------------------------------------
LINDA J. HOARD, ESQ.           . Senior Counsel and Senior Vice
Age: 59                          President at PFPC Inc. since
99 High Street, 27th Floor       1998.
Boston, MA 02110
Assistant Secretary since 1999
------------------------------------------------------------------
LORI V. O'SHAUGHNESSY, ESQ.    . Counsel and Vice President at
Age: 35                          PFPC Inc. since 2005; Associate
99 High Street, 27th Floor       Counsel and Director at PFPC
Boston, MA 02110                 Inc. from 2002 to 2005;
Assistant Secretary since 2003   Associate Counsel at Investors
                                 Bank & Trust Company, a
                                 financial service provider, from
                                 2001 to 2002.

          NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 22  LIQUID ASSETS PORTFOLIO

                                                         LIQUID ASSETS PORTFOLIO

FOR MORE INFORMATION

PORTFOLIO HOLDINGS

Northern Institutional Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Form N-Q is available on the SEC's Web site at sec.gov. You may also review and obtain copies at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 800/SEC-0330.

PROXY VOTING

A summary of Northern Institutional Funds' Proxy Voting Policies and Procedures and the Fund's portfolio securities voting record for the 12-month period ended June 30 is available upon request and without charge by visiting Northern Institutional Funds' Web site at northerninstitutionalfunds.com or the SEC's Web site at sec.gov or by calling the Northern Institutional Funds Center at 800/637-1380.

           NORTHERN INSTITUTIONAL FUNDS ANNUAL REPORT 23 LIQUID ASSETS PORTFOLIO

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics").

(b) The registrant has not amended its Code of Ethics during the period covered by this report.

(c) The registrant has not granted any waivers, including an implicit waiver, from any provisions of its Code of Ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR), serving on its Audit Committee. William L. Bax is the "audit committee financial expert" and is "independent" (as each term is defined in Item 3 of Form N-CSR).

Under applicable securities laws and regulations, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the registrant's Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the registrant's Audit Committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

Items 4(a) - 4(d): Audit, Audit-Related, Tax and All Other Fees

Fees billed by Ernst & Young LLP ("E&Y"), independent registered public accounting firm, related to the registrant. E&Y billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years as follows:

                                           2006                                        2005
                       --------------------------------------------- -----------------------------------------
                                                                                                   All other
                                     All fees and    All other fees   All fees    All fees and      fees and
                       All fees and  services to      and services       and      services to     services to
                       services to     service         to service    services to    service         service
                        the Trust     affiliates     affiliates that  the Trust    affiliates      affiliates
                        that were     that were          did not      that were    that were      that did not
                           pre-          pre-         require pre-      pre-          pre-        require pre-
                         approved      approved         approval      approved      approved        approval
                       ------------  ------------    --------------- -----------  ------------    ------------
(a) Audit Fees........   $360,800          N/A             N/A        $344,200          N/A            N/A
(b) Audit-Related Fees   $      0      $     0            $  0        $      0      $     0           $  0
(c) Tax Fees..........   $ 57,200(1)   $     0            $  0        $ 52,800(1)   $     0           $  0
(d) All Other Fees....   $      0      $49,000(2)(3)      $  0        $      0      $48,700(2)(3)     $  0

(1) Federal and State tax return review, Excise tax return review.

(2) Agreed upon procedures relating to transfer agent. ($21,000 and $20,000 for fiscal year 2006 and 2005, respectively.)

(3) On-call advisory services for the Accounting Policy Group/Technical Support. ($28,000 and $28,700 for fiscal year 2006 and 2005, respectively.)

"Service affiliates" as it relates to the aggregate "Audit Fees," "Tax Fees" and "All Other Fees" that were billed by E&Y for the fiscal years ended November 30, 2006 and November 30, 2005 are Northern Trust Investments, N.A. ("NTI") and Northern Trust Global Investments Limited ("NTGIL") and entities controlling, controlled by or under common control with NTI and NTGIL that provide ongoing services to the registrant for assurance and related services that relate directly to the operations and financial reporting of the registrant that are reasonably related to the performance of the audit or review of the registrant's financial statements, but not reported as "Audit Fees."

Item 4(e)(1): Pre-Approval Policies and Procedures

Pursuant to the registrant's Audit Committee Charter adopted on July 29, 2003, and amended on October 28, 2003, August 5, 2005 and August 3, 2006, to the extent required by applicable regulations, all audit and non-audit services provided by the independent registered public accountants shall either be:
(a) pre-approved by the registrant's Audit Committee as a whole; or (b) between meetings of the Audit Committee by the Chairman of the Audit Committee or the registrant's designated Audit Committee Financial Expert (if any), provided that, in each case, such pre-approvals must be reported to the full Audit Committee at its next meeting.

Item 4(e)(2): Percentage of Fees Pre-Approved

During the time period covered by Items 4(a)-4(d), the registrant's Audit Committee pre-approved 100% of the non-audit fees billed to the registrant and its service affiliates during the registrant's last two fiscal years.

Item 4(f): Work Performed by Persons Other than the Principal Accountant

Not applicable.

Item 4(g): Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $106,200 and $101,500 for 2006 and 2005, respectively.

Item 4(h): Non-Audit Services and Independent Accountant's Independence

The registrant's Audit Committee has considered whether the provision of services other than audit services performed by the registrant's independent registered public accountants and service affiliates is compatible with maintaining the registered public accountant's independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The registrant has elected to include the schedule of investments in securities of unaffiliated issuers as part of the report to shareholders filed under
Item 1 of this report on Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.Controls and Procedures.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.Exhibits.


(a)(1) Exhibit 99.CODE: Incorporated by reference to Exhibit 11(a)(1) to the report filed on Form N-CSR on February 6, 2004 (Accession Number 0001193125-04-016223).

(a)(2) Exhibit 99.CERT: Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Exhibit 99.906 CERT: Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Institutional Funds


By (Signature and Title) /s/ Lloyd A. Wennlund
                         -----------------------------------
                         Lloyd A. Wennlund, President
                         (Principal Executive Officer)

Date: January 31, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title) /s/ Lloyd A. Wennlund
                         -----------------------------------
                         Lloyd A. Wennlund, President
                         (Principal Executive Officer)

Date: January 31, 2007


By (Signature and Title) /s/ Stuart N. Schuldt
                         -----------------------------------
                         Stuart N. Schuldt, Treasurer
                         (Principal Financial and
                         Accounting Officer)

Date: January 31, 2007